UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number File No. 811-09301

TIAA-CREF FUNDS
(Exact Name of Registrant as specified in charter)

730 Third Avenue, New York, New York 10017-3206
(Address of Principal Executive Offices) (Zip code)

Jeremy D. Franklin, Esq.
c/o TIAA-CREF
8500 Andrew Carnegie Blvd.
Charlotte, NC 28262-8500
(Name and address of agent for service)

Registrant’s telephone number, including area code: 704-595-1000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2015

Item 1. Reports to Stockholders.

2015 Annual Report

TIAA-CREF Funds

Equity Funds

October 31, 2015

Understanding your report from TIAA-CREF Funds

For the purposes of this report, “TIAA-CREF Funds” refers to the TIAA-CREF Equity Funds listed on the cover of this report, as well as to the Social Choice Low Carbon Equity Fund and the Social Choice International Equity Fund, both of which commenced on August 7, 2015.

This annual report contains information about the holdings and investment performance of the TIAA-CREF Funds as of October 31, 2015. The report contains three main sections:

•	The fund performance section compares each fund’s investment returns with those of its benchmark index.
•	The summary portfolios of investments list the industries and types of securities in which each fund had investments as of October 31, 2015.
•	The financial statements provide detailed information about the operations and financial condition of each fund.

The views and opinions expressed in this report are through the end of the period, as stated on the cover of this report. They are subject to change at any time based on a variety of factors. As such, they are not guarantees of future performance or investment results and should not be taken as investment advice. The risks of investing in the TIAA-CREF Funds vary from fund to fund; to see the risks of investing in an individual fund, please refer to that fund’s latest prospectus.

As always, you should carefully consider the investment objectives, risks, charges and expenses of any fund before investing. For a prospectus that contains this and other important information, please visit our website at tiaa-cref.org, or call 800 842-2252 for the Institutional, Premier and Retirement classes or 800 223-1200 for the Retail Class. We urge you to read the prospectus carefully before investing.

Information for investors

Portfolio holdings

Securities and Exchange Commission (SEC) rules allow investment companies to list the top holdings of each fund in their annual and semiannual reports, instead of providing complete portfolio listings. The TIAA-CREF Funds also file complete portfolio listings with the SEC, and they are available to the public.

You can obtain a complete list of the TIAA-CREF Funds’ portfolio holdings (Schedules of Investments) as of the most recently completed fiscal quarter in the following ways:

•	By visiting our website at tiaa-cref.org; or
•	By calling us at 800 842-2252 to request a copy, which will be provided free of charge.

You can also obtain a complete list of the TIAA-CREF Funds’ portfolio holdings as of the most recently completed fiscal quarter, and for prior quarter-ends, from our SEC Form N-CSR and Form N-Q filings. Form N-CSR filings are as of October 31 or April 30; Form N-Q filings are as of January 31 or July 31. Copies of these forms are available:

•	Through the Electronic Data Gathering and Retrieval System (EDGAR) on the SEC’s website at www.sec.gov; or
•	From the SEC’s Office of Investor Education and Advocacy. (Call 202 551-8090 for more information.)

Proxy voting

TIAA-CREF Funds’ ownership of stock gives it the right to vote on proxy issues of companies in which it invests. A description of our proxy voting policies and procedures can be found on our website at tiaa-cref.org or on the SEC’s website at www.sec.gov. You can also call us at 800 842-2252 to request a free copy. A report of how the funds voted during the most recently completed twelve-month period ended June 30 can be found on our website or on Form N-PX at www.sec.gov.

Contacting TIAA-CREF

There are three easy ways to contact us: by email, using the Contact Us link at the top of our home page; by mail at TIAA-CREF, 730 Third Avenue, New York, NY 10017-3206; or by phone at 800 842-2252.

Fund management

The TIAA-CREF Funds are managed by the portfolio management teams of Teachers Advisors, Inc. The members of these teams are responsible for the day-to-day investment management of the funds.

2	2015 Annual Report ■ TIAA-CREF Funds: Equity Funds

TIAA-CREF Market Monitor

Global stock markets fluctuate sharply, but U.S. equities edge higher

For the twelve months ended October 31, 2015, U.S. stocks in general posted modest gains but were volatile, largely due to investors’ concerns about China and Greece and uncertainty regarding interest rates and the global economy. The Russell 3000® Index, a broad-based measure of the U.S. stock market, returned 4.5%, while international stocks overall ended down for the period.

U.S. economy gains strength after a slow start

The domestic economy got off to a sluggish start but improved as the period advanced. The nation’s gross domestic product (GDP), which measures the value of all goods and services produced in the United States, rose 0.6% year-over-year in the first quarter of 2015, spiked to 3.9% in the second and decelerated to 2.1% in the third. The third-quarter results reflected a down-turn in private inventory investment and drop in exports due to a stronger dollar. The national unemployment rate, which was 5.7% in October 2014—its lowest level since 2008—declined further to 5.0% in October 2015.

Inflation, as measured by the Consumer Price Index, rose 0.2% for the twelve months, despite the drop in oil prices over the year. The price of a barrel of West Texas Intermediate crude closed the period at $47—down from $81 a year earlier.

Central banks overseas introduce stimulus

The European economy has turned around since the fall of 2014, fueled by a bond-buying program by the European Central Bank (ECB). Unemployment in the eurozone dropped to a four-year low, and manufacturing picked up. Japan’s economy improved, but China’s growth slowed. In the United States, the Federal Reserve kept interest rates intact, while central banks in Europe, Japan and China cut them.

Investors favor growth and large-cap stocks

Growth stocks outperformed their value counterparts for the twelve months. Investors gravitated to growth early in

Growth outperforms value by a wide margin

November 1, 2014–October 31, 2015

Sources: Returns are based on the Russell 3000® Growth and Russell 3000® Value indexes.

the period, but capital eventually rotated into value stocks. Both styles rallied in October, with growth outperforming for that month. Large-cap stocks, which can be less volatile, outpaced mid- and small-cap stocks.

Internationally, the MSCI All Country World ex USA Index, which measures stock performance in 45 developed and emerging market nations, returned 5.2% in local-currency terms but dropped 4.7% when converted to U.S. dollars due to the dollar’s strength.

Domestic investment-grade bonds, as measured by the Barclays U.S. Aggregate Bond Index, returned 2.0%.

Stocks start off strong then fluctuate

U.S. stocks rallied in November 2014 but dropped in January due to a harsh winter, labor disputes in West Coast ports and a plunge in oil prices. Equities rebounded in February in reaction to reports of stabilizing commodity prices, positive revisions to earnings estimates, lower unemployment and comments from the Fed that a rate hike was not imminent.

In the second quarter, concerns about Greece’s debt and China exerted pressure on stocks, but Greece later agreed to a bailout that kept the country in the eurozone. In August, China devalued its currency and reported slowing growth which, combined with concerns of a U.S. rate hike in September, triggered equity sell-offs around the world. In September, however, the Fed decided to refrain from raising the short-term federal funds target rate from 0%. Comments made later by Fed Chair Janet Yellen led to speculation of a rate hike before year-end.

Global stock markets rebound sharply

In October, equities in China surged in reaction to its central bank’s plans to introduce new stimulus. U.S. stocks rebounded as fears of a “hard landing” in China dissipated. Hints of more quantitative easing by the ECB and positive U.S. economic and earnings reports fueled the rally.

While large caps outperform mid and small caps

November 1, 2014–October 31, 2015

Sources: Returns of large-, mid- and small-cap stocks are based on the Russell 1000®, Russell Midcap® and Russell 2000® indexes, respectively.

TIAA-CREF Funds: Equity Funds ■ 2015 Annual Report	3

About the funds’ benchmarks

Broad market indexes

The Russell 3000® Index measures the performance of the stocks of the 3,000 largest publicly traded U.S. companies, based on market capitalization. The index measures the performance of about 98% of the total market capitalization of the publicly traded U.S. equity market.

The MSCI All Country World ex USA Index measures the performance of large- and mid-cap stocks in 45 developed and emerging market countries, excluding the United States.

The MSCI EAFE Index measures the performance of the leading stocks in 21 developed market countries outside North America—in Europe, Australasia, and the Far East.

The MSCI Emerging Markets Index measures the performance of the leading stocks in 23 emerging market countries in Europe, Asia, Africa, Latin America and the Middle East.

Large-cap indexes

The S&P 500® Index is a market-capitalization-weighted index of the stocks of 500 leading companies in major industries of the U.S. economy.

The Russell 1000® Growth Index is a subset of the Russell 1000 Index, which measures the performance of the stocks of the 1,000 largest companies in the Russell 3000 Index, based on market capitalization. The Russell 1000 Growth Index measures the performance of those stocks of the Russell 1000 Index with higher relative forecasted growth rates and price/book ratios.

The Russell 1000® Value Index is a subset of the Russell 1000 Index, which measures the performance of the stocks of the 1,000 largest companies in the Russell 3000 Index, based on market capitalization. The Russell 1000 Value Index measures the performance of those stocks of the Russell 1000 Index with lower relative forecasted growth rates and price/book ratios.

Mid-cap indexes

The Russell Midcap® Growth Index is a subset of the Russell Midcap Index, which measures the performance of the stocks of the 800 smallest companies in the Russell 1000 Index, based on market capitalization. The Russell Midcap Growth Index measures the performance of those stocks of the Russell Midcap Index with higher relative forecasted growth rates and price/book ratios.

The Russell Midcap Value Index is a subset of the Russell Midcap Index, which measures the performance of the stocks of the 800 smallest companies in the Russell 1000 Index, based on market capitalization. The Russell Midcap Value Index measures the performance of those stocks of the Russell Midcap Index with lower relative forecasted growth rates and price/book ratios.

Small-cap index

The Russell 2000® Index measures the performance of the stocks of the 2,000 smallest companies in the Russell 3000 Index, based on market capitalization.

Specialty equity index

The MSCI All Country World Commodity Producers Sector Capped Index measures the performance of the stocks of commodity producers in 46 developed and emerging market nations throughout the world. The index is composed of three sectors—energy, metals and agriculture. The weight of each sector is fixed at one-third of the index.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

Russell 1000, Russell 2000, Russell 3000 and Russell Midcap are trademarks and service marks of Russell Investments. TIAA-CREF products are not promoted or sponsored by, or affiliated with, Russell Investments. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. This report is not approved, reviewed or produced by MSCI. S&P 500 is a registered trademark and service mark of the McGraw-Hill Companies, Inc.

4	2015 Annual Report ■ TIAA-CREF Funds: Equity Funds

Important information about expenses

All shareholders of the TIAA-CREF Funds incur ongoing costs, including management fees and other fund expenses. They may also incur transactional costs for redemptions or account maintenance fees.

The expense examples that appear on the performance pages are intended to help you understand your ongoing costs only (in U.S. dollars) and do not reflect transactional costs or the costs incurred by the fund for buying and selling securities. The examples are designed to help you compare these ongoing costs with the ongoing costs of investing in other mutual funds.

The expenses shown do not include redemption fees or account maintenance fees, which may or may not be applicable, as described in the prospectus. If such fees were included, your total costs for investing in the funds would be higher. Note also that shareholders of the TIAA-CREF Funds do not incur a sales charge for purchases, reinvested dividends or other distributions.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (May 1, 2015–October 31, 2015).

Actual expenses

The first section of each table uses the fund’s actual expenses and its actual rate of return. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the six-month period.

Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses paid during period” to estimate the expenses you paid during the six-month period. Some funds have a contractual fee reimbursement. Had these not been in effect, fund expenses would have been higher.

Hypothetical example for comparison purposes

The second line in each share class’s entry shows hypothetical account values and expenses based on the share class’s actual expense ratio for the six-month period and an assumed 5% per year rate of return before expenses. This was not the share class’s actual return.

This hypothetical example cannot be used to estimate the actual expenses you paid for the period but rather allows you to compare the ongoing costs of investing in the fund with the costs of other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.

TIAA-CREF Funds: Equity Funds ■ 2015 Annual Report	5

Enhanced Large-Cap Growth Index Fund

Portfolio composition
% of net assets
Sector	as of 10/31/2015
Information technology	27.9
Consumer discretionary	20.9
Health care	17.2
Industrials	11.7
Consumer staples	10.3
Financials	5.9
Materials	3.2
Telecommunication services	2.0
Energy	0.9
Total	100.0

Holdings by company size
Market	% of equity investments
capitalization	as of 10/31/2015
More than $50 billion	56.2
More than $15 billion–$50 billion	19.7
More than $2 billion–$15 billion	24.0
$2 billion or less	0.1
Total	100.0

Performance for the twelve months ended October 31, 2015

The Enhanced Large-Cap Growth Index Fund returned 10.08%, compared with the 9.18% return of its benchmark, the Russell 1000® Growth Index.

Surrounded by uncertainty, investors favor large-cap stocks

The broad U.S. stock market, as measured by the Russell 3000® Index, returned 4.49% for the reporting period, compared with 16.07% for the previous twelve months. After a bumpy start, the Russell 3000 Index rose 4.74% in the first six months of the reporting period as low inflation, continued strength in the housing market and employment growth supported U.S. stocks. Toward the end of the summer, however, volatility crept back into the financial markets as investors grew concerned about the possibility of a U.S. interest rate hike and the pace of growth overseas.

For the twelve-month period, large-cap growth stocks substantially outpaced the 0.53% return of their large-cap value counterparts. Within the growth category, large caps not only topped the performance of small caps (up 3.52%) and mid caps (up 4.94%), but also outpaced small- and mid-cap value issues at –2.88% and 0.47%, respectively. (Returns by investment style and capitalization size are based on the Russell indexes.)

For the five years ended October 31, 2015, the Russell 1000 Growth Index earned an average annual return of 15.30%, outperforming both the 13.26% average gain of the Russell 1000 Value Index and the 14.14% average annual return of the Russell 3000 Index.

Technology and consumer-related sectors drive the benchmark higher

Six out of ten industry sectors of the Russell 1000 Growth Index generated positive returns, and three achieved double-digit gains. Information technology, the benchmark’s most heavily weighted sector for the period, earned 13.9% and made the largest contribution to returns. Consumer discretionary

Performance as of October 31, 2015

		Total	Average annual
		return	total return
Enhanced Large-Cap Growth Index Fund	Inception date	1 year	5 years	since inception
Institutional Class	11/30/2007	10.08%	14.55%	7.85%
Russell 1000 Growth Index	—	9.18	15.30	8.26	*

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit tiaa-cref.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance may be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*	Performance is calculated from the inception date of the Institutional Class.

6	2015 Annual Report ■ TIAA-CREF Funds: Equity Funds

made the second-largest contribution, surging 20.2%. Solid gains from consumer staples (up 14.1%) and health care (up 6.1%) also helped the benchmark’s return. Together, these four sectors represented nearly three-quarters of the benchmark’s total market capitalization at period-end.

With a –30.9% return, energy was the worst-performing sector. Oil prices fell significantly, pressured by rising supplies of the commodity. Utilities (down 14.1%) also hurt the performance of the index.

All of the benchmark’s five largest stocks outperformed the return of the benchmark. These stocks were Apple, Microsoft, Amazon.com, Facebook and Alphabet, which is the successor issuer to and parent holding company of Google.

Stock selections bolster the fund’s return versus its benchmark

The fund’s enhanced indexing strategy uses quantitative (mathematical) modeling techniques to construct a portfolio that resembles the risk characteristics of the fund’s benchmark index, while seeking to outperform that index. In terms of portfolio holdings, the fund diverges from its benchmark more than a fund that uses a pure indexing strategy.

During the period, stock selections using the enhanced indexing methodology produced mixed results, but the net effect was to enable the fund to outperform its benchmark. The largest contributor was an overweight position in video game maker Electronic Arts, which reported considerable strength in its sports game franchises. An overweight position in Internet-based travel company Expedia and an underweight in natural gas producer Williams Companies also aided relative results.

These positive effects were partly offset by an overweight position in Micron Technology, which was hurt by declining revenues. Next in line were underweight positions in Kraft Heinz and Amazon.com as both companies produced substantial gains during the period.

$10,000 invested at fund’s inception

Institutional Class (inception November 30, 2007)

For the purpose of comparison, the graph also shows the change in the value of the fund’s benchmark during the same period.

Expense example

Six months ended October 31, 2015

			Expenses
			paid
Enhanced	Beginning	Ending	during
Large-Cap	account	account	period*
Growth	value	value	(5/1/15–
Index Fund	(5/1/15)	(10/31/15)	10/31/15)
Actual return
Institutional Class	$1,000.00	$1,031.49	$1.74
5% annual hypothetical return
Institutional Class	1,000.00	1,023.49	1.73

*	“Expenses paid during period” is based on the fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/365. There were 184 days in the six months ended October 31, 2015. The fund’s annualized six-month expense ratio for that period was 0.34% for the Institutional Class. The expense charges of the fund may at times reflect a reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without any such reimbursement, the expenses of the fund would be higher and its performance lower.

For more information about this expense example, please see page 5.

TIAA-CREF Funds: Equity Funds ■ 2015 Annual Report	7

Enhanced Large-Cap Value Index Fund

Portfolio composition
% of net assets
Sector	as of 10/31/2015
Financials	26.8
Health care	13.0
Energy	13.0
Information technology	11.9
Industrials	9.2
Consumer discretionary	7.4
Consumer staples	7.0
Utilities	6.2
Materials	2.8
Telecommunication services	2.1
Short-term investments, other assets & liabilities, net	0.6
Total	100.0

Holdings by company size
Market	% of equity investments
capitalization	as of 10/31/2015
More than $50 billion	45.2
More than $15 billion–$50 billion	26.7
More than $2 billion–$15 billion	27.5
$2 billion or less	0.6
Total	100.0

Performance for the twelve months ended October 31, 2015

The Enhanced Large-Cap Value Index Fund returned 1.34%, compared with the 0.53% return of its benchmark, the Russell 1000® Value Index.

Surrounded by uncertainty, investors favor large caps

The broad U.S. stock market, as measured by the Russell 3000® Index, returned 4.49% for the reporting period, compared with 16.07% for the previous twelve months. After a bumpy start, the Russell 3000 Index rose 4.74% in the first six months of the reporting period as low inflation, continued strength in the housing market and employment growth supported U.S. stocks. However, toward the end of the summer, volatility crept back into the financial markets as investors grew concerned about the possibility of a U.S. interest rate hike and the pace of growth overseas.

Investors favored the stocks of large-capitalization companies for their relative stability and greater access to credit. Large caps climbed 4.86% versus 2.77% for mid caps and 0.34% for small caps. Large-cap value stocks significantly lagged their growth counterparts over the twelve months, 0.53% to 9.18%. The growth segment benefited from heavier weightings and stronger returns from the information technology and consumer discretionary sectors. (Returns by market capitalization and investment style are based on the Russell indexes.)

For the five years ended October 31, 2015, the Russell 1000 Value Index had an average annual gain of 13.26%, compared with the 15.30% average return of the Russell 1000 Growth Index and the 14.14% average advance of the Russell 3000 Index.

Health care aids the index’s upward march

Six of the ten industry sectors of the fund’s benchmark posted gains for the reporting period. Weakness in oil prices hindered the energy sector and flagging demand for commodities weighed on the materials sector.

Performance as of October 31, 2015

		Total	Average annual
		return	total return
Enhanced Large-Cap				since
Value Index Fund	Inception date	1 year	5 years	inception
Institutional Class	11/30/2007	1.34%	12.66%	4.84%
Russell 1000 Value Index	—	0.53	13.26	5.27	*

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit tiaa-cref.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance may be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*	Performance is calculated from the inception date of the Institutional Class.

8	2015 Annual Report ■ TIAA-CREF Funds: Equity Funds

Health care contributed the most to the benchmark’s return with a gain of 10.5%. Financials and consumer discretionary were also top contributors with returns of 3.5% and 9.1%, respectively. These three sectors made up nearly half of the index’s total market capitalization on October 31, 2015.

Three of the benchmark’s five largest stocks gained more than the overall index return for the twelve months. These were General Electric, Wells Fargo and JPMorgan Chase. The stocks of Exxon Mobil and Johnson & Johnson retreated. Exxon Mobil, the benchmark’s largest stock, suffered a double-digit loss as falling oil prices hurt profits.

Stock selection helps the fund outperform the index

The fund’s enhanced indexing strategy uses quantitative (mathematical) modeling techniques to construct a portfolio that resembles the risk characteristics of the fund’s benchmark index, while seeking to outperform that index. In terms of portfolio holdings, the fund diverges from its benchmark more than a fund that uses a pure indexing strategy.

The fund outperformed its benchmark during the period, helped by nonbenchmark holdings in PowerShares QQQ Trust, the fund’s top contributor, and semiconductor product developer Avago Technologies, which benefited from its acquisition of Emulex and its merger with Broadcom. Finally, the fund had a small exposure to derivative instruments, which contributed to its relative performance.

These positive effects were partly offset by a nonbenchmark position in camera maker GoPro and overweight positions in Micron Technology and Whiting Petroleum. A new GoPro camera had disappointing third-quarter earnings, putting severe pressure on stock performance. Micron Technology’s stock price declined as weak computer sales weighed on the company. Falling oil prices hindered shares of Whiting Petroleum.

$10,000 invested at fund’s inception

Institutional Class (inception November 30, 2007

For the purpose of comparison, the graph also shows the change in the value of the fund’s benchmark during the same period.

Expense example

Six months ended October 31, 2015

			Expenses
			paid
Enhanced	Beginning	Ending	during
Large-Cap	account	account	period*
Value	value	value	(5/1/15–
Index Fund	(5/1/15)	(10/31/15)	10/31/15)
Actual return
Institutional Class	$1,000.00	$982.52	$1.75
5% annual hypothetical return
Institutional Class	1,000.00	1,023.44	1.79

*	“Expenses paid during period” is based on the fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/365. There were 184 days in the six months ended October 31, 2015. The fund’s annualized six-month expense ratio for that period was 0.35% for the Institutional Class. The expense charges of the fund may at times reflect a reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without any such reimbursement, the expenses of the fund would be higher and its performance lower.

For more information about this expense example, please see page 5.

TIAA-CREF Funds: Equity Funds ■ 2015 Annual Report	9

Growth & Income Fund

Portfolio composition
% of net assets
Sector	as of 10/31/2015
Information technology	23.6
Consumer discretionary	19.1
Health care	14.6
Financials	11.5
Consumer staples	9.8
Industrials	9.2
Energy	5.8
Materials	2.5
Telecommunication services	2.3
Utilities	1.7
Short-term investments, other assets & liabilities, net	–0.1
Total	100.0

Holdings by company size
Market	% of equity investments
capitalization	as of 10/31/2015
More than $50 billion	53.9
More than $15 billion–$50 billion	23.9
More than $2 billion–$15 billion	20.7
$2 billion or less	1.5
Total	100.0

Performance for the twelve months ended October 31, 2015

The Growth & Income Fund returned 6.74% for the Institutional Class, compared with the 5.20% return of its benchmark, the S&P 500® Index. The table below shows returns for all share classes of the fund.

Surrounded by uncertainty, investors favor large caps

For the reporting period, the large-cap stocks in the S&P 500 Index outperformed the broad U.S. stock market, as measured by the Russell 3000® Index, which returned 4.49%. The S&P 500 gained 4.40% in the first six months of the reporting period as low inflation, continued strength in the housing market and employment growth supported U.S. stocks. Toward the end of the summer, however, volatility crept back into the financial markets as investors grew concerned about the possibility of a U.S. interest rate hike and the pace of growth overseas.

Investors favored the stocks of large-capitalization companies for their relative stability and greater access to credit. As a result, the exclusively large-cap S&P 500 returned more than the Russell 3000 Index for the period. A substantial portion of the Russell 3000 consists of small- and mid-cap stocks, both of which underperformed large caps for the twelve months.

For the ten years ended October 31, 2015, the S&P 500 Index posted an average annual gain of 7.85%, compared with an average annual return of 7.94% for the Russell 3000 Index.

Consumer discretionary stocks drive index performance

Six out of the ten industry sectors within the benchmark increased in value over the reporting period. However, weakness in oil prices caused the energy sector to decline. The materials sector also lost ground and was hurt by

Performance as of October 31, 2015

		Total	Average annual
		return	total return
Growth & Income Fund	Inception date	1 year	5 years	10 years
Institutional Class	7/1/1999	6.74%	14.89%	9.71%
Premier Class	9/30/2009	6.65	14.73	9.61	*
Retirement Class	10/1/2002	6.45	14.60	9.43
Retail Class	3/31/2006	6.43	14.53	9.49	*
S&P 500 Index	—	5.20	14.33	7.85

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit tiaa-cref.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance may be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*	The performance shown for the Premier and Retail classes that is prior to their respective inception dates is based on the performance of the fund’s Institutional Class. The performance for these periods has not been restated to reflect the higher expenses of the Premier and Retail classes. If those higher expenses had been reflected, the performance of these two classes shown for these periods would have been lower.

10	2015 Annual Report ■ TIAA-CREF Funds: Equity Funds

flagging demand for commodities due to China’s slowing economic growth. The consumer discretionary sector contributed the most to the index’s return with a gain of 20.9%. The sector benefited from a pickup in consumer spending supported by stronger hiring, lower gasoline prices and rising home values. Information technology, the index’s largest sector, rose 11.2%. The health care sector advanced 7.6%. As a group, these three sectors made up nearly half of the index’s total market capitalization as of October 31, 2015.

Fund outperforms the index through stock selections

The fund performed better than its benchmark, aided by an overweight position in Netflix. Strong subscriber growth propelled Netflix’s stock to an outsized gain. The fund also benefited from an underweight position in Exxon Mobil as falling oil prices hurt the energy giant’s profits and caused its stock to decline. Pharmacyclics, a nonbenchmark position, benefited from being acquired by another firm at a significant premium during the period.

Several investments were notable detractors from performance relative to the benchmark, including nonbenchmark holdings in camera maker GoPro and quartz countertop manufacturer CaesarStone. A new GoPro camera, launched during the summer, had disappointing sales. In addition, the company’s revenue and earnings for its latest quarter missed analysts’ expectations. Short sellers and the resignation of two board members negatively affected CaesarStone’s stock. An underweight position in Starbucks weighed on relative performance. Starbucks reported strong earnings and continued to benefit from its mobile application, which allows customers to place and pay for their orders before picking them up at their chosen Starbucks store.

$10,000 over 10 years

Institutional Class

For the purpose of comparison, the graph also shows the change in the value of the fund’s benchmark during the same period. The performance of the other share classes varies due to differences in expense charges.

Expense example

Six months ended October 31, 2015
			Expenses
			paid
	Beginning	Ending	during
	account	account	period*
Growth &	value	value	(5/1/15–
Income Fund	(5/1/15)	(10/31/15)	10/31/15)
Actual return
Institutional Class	$1,000.00	$1,010.31	$2.13
Premier Class	1,000.00	1,009.54	2.89
Retirement Class	1,000.00	1,008.85	3.39
Retail Class	1,000.00	1,008.94	3.70
5% annual hypothetical return
Institutional Class	1,000.00	1,023.09	2.14
Premier Class	1,000.00	1,022.33	2.91
Retirement Class	1,000.00	1,021.83	3.41
Retail Class	1,000.00	1,021.53	3.72

*	“Expenses paid during period” is based on the fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/365. There were 184 days in the six months ended October 31, 2015. The fund’s annualized six-month expense ratio for that period was 0.42% for the Institutional Class, 0.57% for the Premier Class, 0.67% for the Retirement Class and 0.73% for the Retail Class. The expense charges of one or more of the fund’s share classes may at times reflect a reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without any such reimbursement, the expenses of the affected share classes would be higher and the fund’s performance lower.

For more information about this expense example, please see page 5.

TIAA-CREF Funds: Equity Funds ■ 2015 Annual Report	11

Large-Cap Growth Fund

Portfolio composition
Sector	% of net assets as of 10/31/2015
Information technology	36.1
Consumer discretionary	26.4
Health care	16.2
Industrials	6.7
Financials	5.1
Consumer staples	4.1
Materials	3.2
Telecommunication services	1.1
Energy	0.7
Short-term investments, other assets & liabilities, net	0.4
Total	100.0

Holdings by company size
Market capitalization	% of equity investments as of 10/31/2015
More than $50 billion	55.2
More than $15 billion–$50 billion	34.1
More than $2 billion–$15 billion	10.7
Total	100.0

Performance for the twelve months ended October 31, 2015

The Large-Cap Growth Fund returned 11.14% for the Institutional Class, compared with the 9.18% return of its benchmark, the Russell 1000® Growth Index. The table below shows returns for all share classes of the fund.

Surrounded by uncertainty, investors favor large-cap stocks

The broad U.S. stock market, as measured by the Russell 3000® Index, returned 4.49% for the reporting period, compared with 16.07% for the previous twelve months. After a bumpy start, the Russell 3000 Index rose 4.74% in the first six months of the reporting period as low inflation, continued strength in the housing market and employment growth supported U.S. stocks. Toward the end of the summer, however, volatility crept back into the financial markets as investors grew concerned about the possibility of a U.S. interest rate hike and the pace of growth overseas.

For the twelve-month period, large-cap growth stocks substantially outpaced the 0.53% return of their large-cap value counterparts. Within the growth category, large caps not only topped the performance of small caps (up 3.52%) and mid caps (up 4.94%), but also outpaced small- and mid-cap value issues at –2.88% and 0.47%, respectively. (Returns by investment style and capitalization size are based on the Russell indexes.)

For the five years ended October 31, 2015, the Russell 1000 Growth Index earned an average annual return of 15.30%, outperforming both the 13.26% average gain of the Russell 1000 Value Index and the 14.14% average annual return of the Russell 3000 Index.

Technology and consumer-related sectors drive the benchmark higher

Six out of ten industry sectors of the Russell 1000 Growth Index generated positive returns, and three achieved double-digit gains. Information tech-nology, the benchmark’s most heavily weighted sector for the period, earned

Performance as of October 31, 2015

		Total return	Average annual total return
Large-Cap Growth Fund	Inception date	1 year	5 years	since fund inception
Institutional Class	3/31/2006	11.14%	15.98%	8.83%
Premier Class	9/30/2009	11.06	15.82	8.74	*
Retirement Class	3/31/2006	10.83	15.70	8.56
Retail Class	3/31/2006	10.81	15.59	8.54
Russell 1000 Growth Index	—	9.18	15.30	8.71	†

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit tiaa-cref.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance may be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*	The performance shown for the Premier Class that is prior to its inception date is based on the performance of the fund’s Institutional Class. The performance for these periods has not been restated to reflect the higher expenses of the Premier Class. If those higher expenses had been reflected, the performance of the Premier Class shown for these periods would have been lower.
†	Performance is calculated from the inception date of the Institutional Class.

12	2015 Annual Report ■ TIAA-CREF Funds: Equity Funds

13.9% and made the largest contribution to returns. Consumer discretionary made the second-largest contribution, surging 20.2%. Solid gains from consumer staples (up 14.1%) and health care (up 6.1%) also helped the benchmark’s performance. Together, these four sectors represented nearly three-quarters of the benchmark’s total market capitalization at the end of the period.

With a –30.9% return, energy was the worst-performing sector. Oil prices fell significantly during the period, pressured by rising supplies of the commodity. Utilities (down 14.1%) also hurt the performance of the index.

All of the benchmark’s five largest stocks outperformed the return of the benchmark. These stocks were Apple, Microsoft, Amazon.com, Facebook and Alphabet, which is the successor issuer to and parent holding company of Google.

Stock selections bolster the fund’s return versus its benchmark

During the period, the fund led its benchmark by nearly two percentage points on the strength of numerous successful stock choices. The largest contributor was an overweight position in Amazon.com, which reported a considerable increase in sales over the past year. Overweight positions in Starbucks and Nike, which experienced strong gains, were next in line. An investment in software company Adobe Systems, which benefited from record revenue and strong customer adoption of Creative Cloud software, also boosted the fund’s relative performance.

These positive effects were partly offset by unfavorable results from other investments. The largest detractor from the fund’s relative return was an out-of-benchmark position in Valeant Pharmaceuticals, which was hurt by declining revenues. Next in line were an out-of-benchmark position in Yahoo and an overweight in agricultural giant Monsanto, as both companies posted declines during the period.

$10,000 invested at fund’s inception

Institutional Class (inception March 31, 2006)

For the purpose of comparison, the graph also shows the change in the value of the fund’s benchmark during the same period. The performance of the other share classes varies due to differences in expense charges.

Expense example

Six months ended October 31, 2015

Large-Cap Growth Fund	Beginning account value (5/1/15)	Ending account value (10/31/15)	Expenses paid during period* (5/1/15– 10/31/15)
Actual return
Institutional Class	$1,000.00	$1,041.35	$2.26
Premier Class	1,000.00	1,040.74	3.03
Retirement Class	1,000.00	1,040.26	3.55
Retail Class	1,000.00	1,040.18	3.96
5% annual hypothetical return
Institutional Class	1,000.00	1,022.99	2.24
Premier Class	1,000.00	1,022.23	3.01
Retirement Class	1,000.00	1,021.73	3.52
Retail Class	1,000.00	1,021.32	3.92

*	“Expenses paid during period” is based on the fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/365. There were 184 days in the six months ended October 31, 2015. The fund’s annualized six-month expense ratio for that period was 0.44% for the Institutional Class, 0.59% for the Premier Class, 0.69% for the Retirement Class and 0.77% for the Retail Class. The expense charges of one or more of the fund’s share classes may at times reflect a reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without any such reimbursement, the expenses of the affected share classes would be higher and the fund’s performance lower.

For more information about this expense example, please see page 5.

TIAA-CREF Funds: Equity Funds ■ 2015 Annual Report	13

Large-Cap Value Fund

Portfolio composition
% of net assets
Sector	as of 10/31/2015
Financials	26.6
Information technology	14.0
Energy	11.9
Health care	11.4
Consumer discretionary	9.9
Industrials	9.4
Consumer staples	5.8
Materials	4.6
Utilities	3.7
Telecommunication services	3.0
Short-term investments, other assets & liabilities, net	–0.3
Total	100.0

Holdings by company size
Market	% of equity investments
capitalization	as of 10/31/2015
More than $50 billion	40.6
More than $15 billion–$50 billion	20.6
More than $2 billion–$15 billion	35.2
$2 billion or less	3.6
Total	100.0

Performance for the twelve months ended October 31, 2015

The Large-Cap Value Fund returned 0.83% for the Institutional Class, compared with the 0.53% return of its benchmark, the Russell 1000® Value Index. The table below shows returns for all share classes of the fund.

Surrounded by uncertainty, investors favor large caps

The broad U.S. stock market, as measured by the Russell 3000® Index, returned 4.49% for the reporting period, compared with 16.07% for the previous twelve months. After a bumpy start, the Russell 3000 Index rose 4.74% in the first six months of the reporting period as low inflation, continued strength in the housing market and employment growth supported U.S. stocks. However, toward the end of the summer, volatility crept back into the financial markets as investors grew concerned about the possibility of a U.S. interest rate hike and the pace of growth overseas.

Investors favored the stocks of large-capitalization companies for their relative stability and greater access to credit. Large caps climbed 4.86% versus 2.77% for mid caps and 0.34% for small caps. Large-cap value stocks significantly lagged their growth counterparts over the twelve months, 0.53% to 9.18%. The growth segment benefited from heavier weightings and stronger returns from the information technology and consumer discretionary sectors. (Returns by market capitalization and investment style are based on the Russell indexes.)

For the ten years ended October 31, 2015, the Russell 1000 Value Index registered an average annual return of 6.75%, trailing the 9.09% average gain of the Russell 1000 Growth Index and the 7.94% return of the Russell 3000 Index.

Performance as of October 31, 2015

		Total return	Average annual total return
Large-Cap Value Fund	Inception date	1 year	5 years	10 years
Institutional Class	10/1/2002	0.83%	11.97%	6.81%
Premier Class	9/30/2009	0.62	11.78	6.71	*
Retirement Class	10/1/2002	0.53	11.69	6.55
Retail Class	10/1/2002	0.51	11.60	6.56
Russell 1000 Value Index	—	0.53	13.26	6.75

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit tiaa-cref.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance may be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*	The performance shown for the Premier Class that is prior to its inception date is based on the performance of the fund’s Institutional Class. The performance for these periods has not been restated to reflect the higher expenses of the Premier Class. If those higher expenses had been reflected, the performance of the Premier Class shown for these periods would have been lower.

14	2015 Annual Report ■ TIAA-CREF Funds: Equity Funds

Health care aids the index’s upward march

Six of the ten industry sectors of the fund’s benchmark posted gains for the reporting period. Weakness in oil prices hindered the energy sector. Flagging demand for commodities due to China’s slowing economic growth weighed on the materials sector. Health care, the benchmark’s second largest sector, contributed the most to its return with a gain of 10.5%. Financials and consumer discretionary were also top contributors with returns of 3.5% and 9.1%, respectively. These three sectors made up almost half of the index’s total market capitalization on October 31, 2015.

Three of the benchmark’s five largest stocks gained more than the overall index return for the twelve months. These were General Electric, Wells Fargo and JPMorgan Chase. The stocks of Exxon Mobil and Johnson & Johnson retreated. Exxon Mobil, the benchmark’s largest stock, suffered a double-digit loss as falling oil prices hurt profits.

Fund inches above the index lifted by stock selection

The fund outperformed its benchmark during the period, benefiting from a nonbenchmark position in Kraft Heinz, a dramatic underweight in Exxon Mobil and a nonbenchmark holding in packaging manufacturer Sealed Air. Kraft Heinz was created from a merger between Kraft Foods and H.J. Heinz and shares rose following the merger. Sealed Air benefited from a net increase in sales, particularly in Europe, the Middle East and Africa.

In contrast, overweight positions in engineered products manufacturer SPX, energy provider Apache and semiconductor manufacturer Marvell Technology weighed on the fund’s results. Shares of SPX declined from its highs of a year ago as many customers reevaluated their capital spending budgets and delayed placing orders. Declining revenues due to lower oil and natural gas prices hindered Apache’s stock.

$10,000 over 10 years

Institutional Class

For the purpose of comparison, the graph also shows the change in the value of the fund’s benchmark during the same period. The performance of the other share classes varies due to differences in expense charges.

Expense example

Six months ended October 31, 2015

Large-Cap Value Fund	Beginning account value (5/1/15)	Ending account value (10/31/15)	Expenses paid during period* (5/1/15– 10/31/15)
Actual return
Institutional Class	$1,000.00	$957.54	$1.92
Premier Class	1,000.00	956.36	2.66
Retirement Class	1,000.00	956.28	3.16
Retail Class	1,000.00	956.03	3.50
5% annual hypothetical return
Institutional Class	1,000.00	1,023.24	1.99
Premier Class	1,000.00	1,022.48	2.75
Retirement Class	1,000.00	1,021.98	3.26
Retail Class	1,000.00	1,021.63	3.62

*	“Expenses paid during period” is based on the fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/365. There were 184 days in the six months ended October 31, 2015. The fund’s annualized six-month expense ratio for that period was 0.39% for the Institutional Class, 0.54% for the Premier Class, 0.64% for the Retirement Class and 0.71% for the Retail Class. The expense charges of one or more of the fund’s share classes may at times reflect a reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without any such reimbursement, the expenses of the affected share classes would be higher and the fund’s performance lower.

For more information about this expense example, please see page 5.

TIAA-CREF Funds: Equity Funds ■ 2015 Annual Report	15

Mid-Cap Growth Fund

Portfolio composition
Sector	% of net assets as of 10/31/2015
Consumer discretionary	25.3
Information technology	20.9
Industrials	16.0
Health care	13.5
Financials	11.7
Consumer staples	5.6
Materials	4.5
Energy	1.3
Telecommunication services	0.8
Short-term investments, other assets & liabilities, net	0.4
Total	100.0

Holdings by company size
Market capitalization	% of equity investments as of 10/31/2015
More than $15 billion–$50 billion	36.1
More than $2 billion–$15 billion	59.2
$2 billion or less	4.7
Total	100.0

Performance for the twelve months ended October 31, 2015

The Mid-Cap Growth Fund returned 3.61% for the Institutional Class, compared with the 4.94% return of its benchmark, the Russell Midcap® Growth Index. The table below shows returns for all share classes of the fund.

Mid-cap growth stocks outperform their value counterparts

The broad U.S. stock market, as measured by the Russell 3000® Index, returned 4.49% for the reporting period, compared with 16.07% for the previous twelve months. After a bumpy start, the Russell 3000 index rose 4.74% in the first six months of the reporting period as low inflation, continued strength in the housing market and employment growth supported U.S. stocks. Toward the end of the summer, however, volatility crept back into the financial markets as investors grew concerned about the possibility of a U.S. interest rate hike and the pace of growth overseas.

For the twelve months, mid-cap growth stocks outperformed their mid-cap value peers by nearly four-and-a-half percentage points. Investors gravitated to growth stocks earlier in the period, although value stocks gained traction later. Both styles rallied in October. Mid-cap growth stocks also outperformed small-cap growth equities, which returned 3.52%, but underperformed large-cap growth stocks, which returned 9.18%. Investors favored the stocks of larger-capitalization companies for their relative stability and greater access to credit. (Returns by market capitalization and investment style are based on the Russell indexes.)

For the ten years ended October 31, 2015, the Russell Midcap Growth Index generated an average annual return of 9.08%, exceeding the 7.94% average annual return of the Russell 3000 over the same period.

Performance as of October 31, 2015

		Total return	Average annual total return
Mid-Cap Growth Fund	Inception date	1 year	5 years	10 years
Institutional Class	10/1/2002	3.61%	12.66%	8.51%
Premier Class	9/30/2009	3.44	12.50	8.40	*
Retirement Class	10/1/2002	3.32	12.39	8.23
Retail Class	10/1/2002	3.27	12.30	8.22
Russell Midcap Growth Index	—	4.94	14.10	9.08

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit tiaa-cref.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance may be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*	The performance shown for the Premier Class that is prior to its inception date is based on the performance of the fund’s Institutional Class. The performance for these periods has not been restated to reflect the higher expenses of the Premier Class. If those higher expenses had been reflected, the performance of the Premier Class shown for these periods would have been lower.

16	2015 Annual Report ■ TIAA-CREF Funds: Equity Funds

Health care stocks lead, while energy and utilities lag

Eight of the ten industry sectors in the Russell Midcap Growth Index produced positive results, and two achieved double-digit gains. Health care led, returning 11.0%, while consumer staples was the second-best performer, returning 10.7%, followed by information technology, which rose 8.4%. Collectively, these three sectors represented more than two-fifths of the benchmark’s total market capitalization on October 31, 2015.

Energy, which was negatively affected by the drop in oil prices, was the worst-performing sector, dropping 34.7%. Oil prices fell significantly during the period, pressured by rising supplies of the commodity. Utilities, which are particularly sensitive to interest rate movements, dropped 22.3%.

The fund modestly underperforms its benchmark

For the period, the fund ended lower than its benchmark because of stock selections that did not perform as well as expected. In order of impact, they included positions in out-of-benchmark stocks Insulet, which reported weaker-than-expected earnings, and Lifelock, whose stock dropped following reports about its identity-theft-protection services. The fund’s overweight positions in health technology/pharmaceuticals company Mallinckrodt, information technology company Stratasys and apparel company Michael Kors also detracted from the fund’s relative returns.

These negative effects were partly offset by favorable results from the fund’s overweight position in technology services provider Vantiv (the top contributor), whose shares rose in reaction to positive earnings reports, and secondly, the fund’s lack of exposure to benchmark holding Wynn Resorts. Overweight stakes in Activision Blizzard, which develops online, personal computer and mobile games; Masco, which manufactures home-improvement and building products; and BioMarin Pharmaceutical also helped lift relative performance. Finally, the fund had a small exposure to derivative instruments, which contributed to its relative performance.

$10,000 over 10 years

Institutional Class

For the purpose of comparison, the graph also shows the change in the value of the fund’s benchmark during the same period. The performance of the other share classes varies due to differences in expense charges.

Expense example

Six months ended October 31, 2015

Mid-Cap Growth Fund	Beginning account value (5/1/15)	Ending account value (10/31/15)	Expenses paid during period* (5/1/15– 10/31/15)
Actual return
Institutional Class	$1,000.00	$967.12	$2.28
Premier Class	1,000.00	966.49	3.07
Retirement Class	1,000.00	965.87	3.57
Retail Class	1,000.00	965.85	3.86
5% annual hypothetical return
Institutional Class	1,000.00	1,022.89	2.35
Premier Class	1,000.00	1,022.08	3.16
Retirement Class	1,000.00	1,021.58	3.67
Retail Class	1,000.00	1,021.27	3.97

*	“Expenses paid during period” is based on the fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/365. There were 184 days in the six months ended October 31, 2015. The fund’s annualized six-month expense ratio for that period was 0.46% for the Institutional Class, 0.62% for the Premier Class, 0.72% for the Retirement Class and 0.78% for the Retail Class. The expense charges of one or more of the fund’s share classes may at times reflect a reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without any such reimbursement, the expenses of the affected share classes would be higher and the fund’s performance lower.

For more information about this expense example, please see page 5.

TIAA-CREF Funds: Equity Funds ■ 2015 Annual Report	17

Mid-Cap Value Fund

Portfolio composition
Sector	% of net assets as of 10/31/2015
Financials	31.4
Consumer discretionary	10.7
Utilities	10.4
Energy	10.0
Industrials	8.5
Information technology	8.2
Health care	7.4
Materials	5.9
Consumer staples	4.5
Telecommunication services	0.5
Short-term investments, other assets & liabilities, net	2.5
Total	100.0

Holdings by company size
Market capitalization	% of equity investments as of 10/31/2015
More than $50 billion	1.5
More than $15 billion–$50 billion	30.3
More than $2 billion–$15 billion	62.5
$2 billion or less	5.7
Total	100.0

Performance for the twelve months ended October 31, 2015

The Mid-Cap Value Fund returned 0.27% for the Institutional Class, compared with the 0.47% return of its benchmark, the Russell Midcap® Value Index. The table below shows returns for all share classes of the fund.

Mid-cap value stocks trail their growth counterparts

The broad U.S. stock market, as measured by the Russell 3000® Index, returned 4.49% for the reporting period, compared with 16.07% for the previous twelve months. After a bumpy start, the Russell 3000 index rose 4.74% in the first six months of the reporting period as low inflation, continued strength in the housing market and employment growth supported U.S. stocks. Toward the end of the summer, however, volatility crept back into the financial markets as investors grew concerned about the possibility of a U.S. interest rate hike and the pace of growth overseas.

For the twelve months, mid-cap value stocks underperformed their mid-cap growth peers by nearly four-and-a-half percentage points. Investors gravitated to growth stocks earlier in the period, although value stocks gained traction later. Both styles rallied in October. Mid-cap value stocks finished in line with large-cap value stocks but outperformed small-cap value stocks by more than three percentage points. Investors favored stocks of larger-capitalization companies over small caps for their relative stability and greater access to credit. (Returns by market capitalization and investment style are based on the Russell indexes.)

For the ten years ended October 31, 2015, the Russell Midcap Value Index generated an average annual return of 8.39%, outperforming the 7.94% average annual return of the Russell 3000 Index over the same period.

Performance as of October 31, 2015

		Total return	Average annual total return
Mid-Cap Value Fund	Inception date	1 year	5 years	10 years
Institutional Class	10/1/2002	0.27%	12.51%	8.34%
Premier Class	9/30/2009	0.10	12.35	8.23	*
Retirement Class	10/1/2002	0.00	12.24	8.07
Retail Class	10/1/2002	–0.02	12.17	8.09
Russell Midcap Value Index	—	0.47	13.64	8.39

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit tiaa-cref.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance may be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*	The performance shown for the Premier Class that is prior to its inception date is based on the performance of the fund’s Institutional Class. The performance for these periods has not been restated to reflect the higher expenses of the Premier Class. If those higher expenses had been reflected, the performance of the Premier Class shown for these periods would have been lower.

18	2015 Annual Report ■ TIAA-CREF Funds: Equity Funds

Health care stocks lead, while energy stocks lag

Half of the ten industry sectors in the Russell Midcap Value Index generated positive results, and two posted double-digit gains. The best-performing sector was health care, which rose 11.9%. The second- and third-best performers were consumer staples, which returned 10.0%, and information technology, which gained 6.4%. Together, these three sectors represented more than one-fifth of the benchmark’s total market capitalization on October 31, 2015.

Energy, which was negatively impacted by the plunge in oil prices, was the worst-performing sector (down 37.2%). Oil prices fell significantly during the period, pressured by rising supplies of the commodity. Next in line were materials and telecommunications services, which both fell 11.4% at period-end.

The fund modestly trails its benchmark

For the period, the fund trailed its benchmark because of stock selections that did not perform as well as anticipated. They included the fund’s positions in out-of-benchmark stock Seagate Technology. The stock fell following reports of weaker sales and an announcement that it planned to lay off workers. The fund’s holdings in the poor-performing energy and materials sectors—an overweight in Targa Resources and positions in nonbenchmark stocks Gibson Energy and Anadarko Petroleum—also hurt relative performance. A nonbenchmark holding in chemicals and building products manufacturer Axiall also detracted from relative performance.

The fund’s negative selections were partially offset by favorable results from the fund’s lack of exposure to benchmark stock Alcoa and overweight in health care company Omnicare, which rose after CVS announced plans to acquire the company. The fund’s underweight position in Whiting Petroleum, stake in nonbenchmark pharmaceutical stock Allergan and lack of exposure to benchmark stock Chesapeake Energy also helped lift returns.

$10,000 over 10 years

Institutional Class

For the purpose of comparison, the graph also shows the change in the value of the fund’s benchmark during the same period. The performance of the other share classes varies due to differences in expense charges.

Expense example

Six months ended October 31, 2015

Mid-Cap Value Fund	Beginning account value (5/1/15)	Ending account value (10/31/15)	Expenses paid during period* (5/1/15– 10/31/15)
Actual return
Institutional Class	$1,000.00	$951.94	$1.77
Premier Class	1,000.00	951.03	2.51
Retirement Class	1,000.00	950.47	3.00
Retail Class	1,000.00	950.12	3.24
5% annual hypothetical return
Institutional Class	1,000.00	1,023.39	1.84
Premier Class	1,000.00	1,022.63	2.60
Retirement Class	1,000.00	1,022.13	3.11
Retail Class	1,000.00	1,021.88	3.36

*	“Expenses paid during period” is based on the fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/365. There were 184 days in the six months ended October 31, 2015. The fund’s annualized six-month expense ratio for that period was 0.36% for the Institutional Class, 0.51% for the Premier Class, 0.61% for the Retirement Class and 0.66% for the Retail Class. The expense charges of one or more of the fund’s share classes may at times reflect a reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without any such reimbursement, the expenses of the affected share classes would be higher and the fund’s performance lower.

For more information about this expense example, please see page 5.

TIAA-CREF Funds: Equity Funds ■ 2015 Annual Report	19

Small-Cap Equity Fund

Portfolio composition
Sector	% of net assets as of 10/31/2015
Financials	22.9
Information technology	19.5
Health care	15.4
Industrials	13.7
Consumer discretionary	11.2
Materials	4.3
Consumer staples	3.8
Energy	3.7
Utilities	3.2
Telecommunication services	1.5
Short-term investments, other assets & liabilities, net	0.8
Total	100.0

Holdings by company size
Market capitalization	% of equity investments as of 10/31/2015
More than $2 billion–$15 billion	53.0
$2 billion or less	47.0
Total	100.0

Performance for the twelve months ended October 31, 2015

The Small-Cap Equity Fund returned 4.32% for the Institutional Class, compared with the 0.34% return of its benchmark, the Russell 2000® Index. The table below shows returns for all share classes of the fund.

Surrounded by uncertainty, investors favor large-cap stocks

The broad U.S. stock market, as measured by the Russell 3000® Index, returned 4.49% for the reporting period, compared with 16.07% for the previous twelve months. After a bumpy start, the Russell 3000 Index rose 4.74% in the first six months of the reporting period as low inflation, continued strength in the housing market and employment growth supported U.S. stocks. Toward the end of the summer, however, volatility crept back into the financial markets as investors grew concerned about the possibility of a U.S. interest rate hike and the pace of growth overseas.

For the twelve-month period, small-cap stocks advanced but underperformed the 4.86% and 2.77% returns of large- and mid-cap issues, respectively. Furthermore, the performance of small-cap growth stocks, which gained 3.52%, substantially outpaced the –2.88% return of their small-cap value counterparts. (Returns by investment style and capitalization size are based on the Russell indexes.)

For the ten years ended October 31, 2015, the Russell 2000 Index earned an average annual gain of 7.47%, underperforming the 7.94% average annual return of the Russell 3000 Index over the same period.

Technology and health care sectors shine

Seven out of ten industry sectors of the Russell 2000 Index generated positive returns. Financials, the benchmark’s most heavily weighted sector for the period, rose 3.5%. Information technology earned the biggest gain at 9.8%, benefiting from rising sales and profit growth. Solid returns from health

Performance as of October 31, 2015

		Total return	Average annual total return
Small-Cap Equity Fund	Inception date	1 year	5 years	10 years
Institutional Class	10/1/2002	4.32%	13.13%	7.75%
Premier Class	9/30/2009	4.19	12.96	7.65	*
Retirement Class	10/1/2002	4.09	12.85	7.49
Retail Class	10/1/2002	4.01	12.75	7.48
Russell 2000 Index	—	0.34	12.06	7.47

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit tiaa-cref.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance may be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*	The performance shown for the Premier Class that is prior to its inception date is based on the performance of the fund’s Institutional Class. The performance for these periods has not been restated to reflect the higher expenses of the Premier Class. If those higher expenses had been reflected, the performance of the Premier Class shown for these periods would have been lower.

20	2015 Annual Report ■ TIAA-CREF Funds: Equity Funds

care (up 8.9%) and consumer staples (up 6.3%) also helped the benchmark’s performance. Together, these four sectors contributed most to the benchmark’s return and represented close to two-thirds of the benchmark’s total market capitalization on October 31, 2015.

With a –43.9% return, energy was the worst-performing sector. Oil prices fell significantly during the period, pressured by rising supplies of the commodity. Materials (down 15.5%) and industrials (down 7.6%) also hurt the performance of the index.

Among the benchmark’s largest holdings, bluebird bio was the top performer, followed by Anacor Pharmaceuticals, which benefited from strong revenue growth from the distribution and commercialization of the company’s first approved drug, KERYDIN®. Shares of technology solutions companies Manhattan Associates and Tyler Technologies continued the trend and posted substantial double-digit gains.

LaSalle Hotel Properties detracted most from the index’s return, followed by RLJ Lodging Trust and Team Health Holdings.

Stock selections lift the fund above its benchmark

During the period, the fund led its benchmark by nearly four percentage points on the strength of numerous successful stock choices. The largest contributor was an overweight position in life sciences firm Cambrex, which reported strong product sales. Overweight positions in communications provider Vonage Holdings and Pacific shipping company Matson, which experienced sizable gains, were next in line.

These positive effects were partly offset by unfavorable results from an overweight position in contract driller Pioneer Energy Services, which was hurt by decreased activity due to lower oil and gas prices. Next in line were a lack of ownership in Synageva Biopharma (now part of Alexion Pharmaceutical), which performed well, and an overweight in cloud-based platform provider LivePerson, which performed poorly.

$10,000 over 10 years

Institutional Class

For the purpose of comparison, the graph also shows the change in the value of the fund’s benchmark during the same period. The performance of the other share classes varies due to differences in expense charges.

Expense example

Six months ended October 31, 2015

Small-Cap Equity Fund	Beginning account value (5/1/15)	Ending account value (10/31/15)	Expenses paid during period* (5/1/15– 10/31/15)
Actual return
Institutional Class	$1,000.00	$993.24	$2.11
Premier Class	1,000.00	992.64	2.86
Retirement Class	1,000.00	991.95	3.36
Retail Class	1,000.00	991.88	3.72
5% annual hypothetical return
Institutional Class	1,000.00	1,023.09	2.14
Premier Class	1,000.00	1,022.33	2.91
Retirement Class	1,000.00	1,021.83	3.41
Retail Class	1,000.00	1,021.48	3.77

*	“Expenses paid during period” is based on the fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/365. There were 184 days in the six months ended October 31, 2015. The fund’s annualized six-month expense ratio for that period was 0.42% for the Institutional Class, 0.57% for the Premier Class, 0.67% for the Retirement Class and 0.74% for the Retail Class. The expense charges of one or more of the fund’s share classes may at times reflect a reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without any such reimbursement, the expenses of the affected share classes would be higher and the fund’s performance lower.

For more information about this expense example, please see page 5.

TIAA-CREF Funds: Equity Funds ■ 2015 Annual Report	21

Social Choice Equity Fund

Portfolio composition
Sector	% of net assets as of 10/31/2015
Financials	20.2
Information technology	18.6
Health care	14.2
Consumer discretionary	12.7
Industrials	10.0
Consumer staples	7.5
Energy	7.0
Materials	4.3
Utilities	3.1
Telecommunication services	2.0
Short-term investments, other assets & liabilities, net	0.4
Total	100.0

Holdings by company size
Market capitalization	% of equity investments as of 10/31/2015
More than $50 billion	41.4
More than $15 billion–$50 billion	40.1
More than $2 billion–$15 billion	15.5
$2 billion or less	3.0
Total	100.0

Performance for the twelve months ended October 31, 2015

The Social Choice Equity Fund returned 1.42% for the Institutional Class, compared with the 4.49% return of its benchmark, the Russell 3000® Index. The table below shows returns for all share classes of the fund. The fund screens investments by using certain environmental, social and governance criteria, while the benchmark does not.

Stock exclusions trim the fund’s relative performance

Because of its social criteria, the fund did not invest in a number of stocks included in the Russell 3000 Index. Avoiding these companies produced mixed results during the twelve-month period, but the net effect was to decrease the fund’s return relative to that of its benchmark.

The biggest drag on the fund’s performance relative to the Russell 3000 Index was the exclusion of Amazon.com, which more than doubled in price. This e-commerce leader consistently surpassed earnings expectations, helped by rapid growth in its cloud-computing unit, which leases computing power to other companies. The exclusion of Apple, Facebook and Microsoft—each of which posted double-digit gains—also detracted from relative results. Strong demand for iPhones, including new larger-display models, drove a string of positive earnings reports from Apple. Facebook benefited as companies spent more of their advertising dollars on social media, and Microsoft made strides in its cloud-computing businesses.

Plummeting oil prices led to widespread losses in the energy sector, and the fund’s exclusion of energy giants Exxon Mobil, Chevron and Schlumberger favorably impacted relative returns. The absence of Wal-Mart was also helpful. Shares of Wal-Mart dropped as the company’s investments in wages, store improvements and online sales initiatives dampened its profit outlook for the upcoming fiscal year.

Performance as of October 31, 2015

		Total return	Average annual total return
Social Choice Equity Fund	Inception date	1 year	5 years	10 years
Institutional Class	7/1/1999	1.42%	12.65%	7.44%
Premier Class	9/30/2009	1.22	12.49	7.33	*
Retirement Class	10/1/2002	1.13	12.38	7.17
Retail Class	3/31/2006	1.12	12.35	7.23	*
Russell 3000 Index	—	4.49	14.14	7.94

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit tiaa-cref.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance may be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*	The performance shown for the Premier and Retail classes that is prior to their respective inception dates is based on the performance of the fund’s Institutional Class. The performance for these periods has not been restated to reflect the higher expenses of the Premier and Retail classes. If those higher expenses had been reflected, the performance of these two classes shown for these periods would have been lower.

22	2015 Annual Report ■ TIAA-CREF Funds: Equity Funds

Fund performance lags that of its benchmark

To compensate for the exclusion of some stocks within the Russell 3000 Index, the fund’s managers use quantitative (mathematical) modeling and other techniques in an attempt to match the overall investment characteristics of the portfolio with those of the index and to manage risk.

For the period, the fund’s overweight positions in oil and gas drilling equipment provider National Oilwell Varco, as well as oil and gas refiner Hess, negatively impacted performance compared to the benchmark. Overweight investments in Xerox, telecommunications firm CenturyLink and HP (formerly known as Hewlett-Packard) also detracted from relative results. Xerox faced a number of headwinds, including unfavorable currency effects and declining sales of printers and copiers. CenturyLink experienced a slowdown in its core landline phone business, in part due to customers switching to wireless services. Waning demand for personal computers (PCs) plagued HP, the world’s second-largest PC vendor.

Overweight holdings in several high-performing stocks in the consumer discretionary and information technology sectors bolstered the fund’s relative return. Chief among them was Starbucks, which reported strong earnings growth and encouraging results for a new mobile software application that allows customers to place and pay for orders before entering a Starbucks coffee-house. Nike and Alphabet, Google’s recently formed parent company, were other overweight positions that scored robust gains. Nike benefited from the rise of “athleisure,” the trend among consumers to wear athletic apparel even when they are not planning to exercise. Investors rewarded Alphabet for strong revenues from advertising on mobile devices, tight cost controls and the announcement of a stock buyback program.

$10,000 over 10 years

Institutional Class

For the purpose of comparison, the graph also shows the change in the value of the fund’s benchmark during the same period. The performance of the other share classes varies due to differences in expense charges.

Expense example

Six months ended October 31, 2015

Social Choice Equity Fund	Beginning account value (5/1/15)	Ending account value (10/31/15)	Expenses paid during period* (5/1/15– 10/31/15)
Actual return
Institutional Class	$1,000.00	$988.76	$0.85
Premier Class	1,000.00	988.13	1.60
Retirement Class	1,000.00	987.73	2.10
Retail Class	1,000.00	987.66	2.20
5% annual hypothetical return
Institutional Class	1,000.00	1,024.35	0.87
Premier Class	1,000.00	1,023.59	1.63
Retirement Class	1,000.00	1,023.09	2.14
Retail Class	1,000.00	1,022.99	2.24

*	“Expenses paid during period” is based on the fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/365. There were 184 days in the six months ended October 31, 2015. The fund’s annualized six-month expense ratio for that period was 0.17% for the Institutional Class, 0.32% for the Premier Class, 0.42% for the Retirement Class and 0.44% for the Retail Class. The expense charges of one or more of the fund’s share classes may at times reflect a reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without any such reimbursement, the expenses of the affected share classes would be higher and the fund’s performance lower.

For more information about this expense example, please see page 5.

TIAA-CREF Funds: Equity Funds ■ 2015 Annual Report	23

Emerging Markets Equity Fund

Portfolio composition
Sector	% of net assets as of 10/31/2015
Financials	26.6
Information technology	21.1
Consumer discretionary	12.7
Industrials	9.1
Consumer staples	7.5
Materials	6.8
Energy	4.7
Utilities	3.9
Health care	3.4
Telecommunication services	3.4
Short-term investments, other assets & liabilities, net	0.8
Total	100.0

Holdings by country
% of portfolio investments as of 10/31/2015
China	20.1
Korea	13.8
India	11.8
Taiwan	8.1
Mexico	7.1
Brazil	5.2
Hong Kong	4.9
South Africa	4.1
Russia	3.5
Philippines	3.1
18 other nations	13.4
Short-term investments	4.9
Total	100.0

Holdings by company size

Market capitalization	% of equity investments as of 10/31/2015
More than $50 billion	21.3
More than $15 billion–$50 billion	22.6
More than $2 billion–$15 billion	38.5
$2 billion or less	17.6
Total	100.0

Performance for the twelve months ended October 31, 2015

The Emerging Markets Equity Fund returned –14.85% for the Institutional Class, compared with the –14.53% return of its benchmark, the MSCI Emerging Markets Index. The table below shows returns for all share classes of the fund.

Uncertainties trigger sharp swings in emerging market stocks

The MSCI Emerging Markets Index lagged the –0.07% return of the 21 developed market nations outside North America that comprise the MSCI EAFE Index and the 4.49% rise of the broad U.S. stock market, as measured by the Russell 3000® Index.

Stocks in emerging markets dropped early in the period as oil prices plunged, and emerging market economies and currencies generally weakened. Emerging market equities rallied in January and February of 2015 as commodity prices appeared to stabilize, central banks in China and Europe introduced measures to stimulate their economies and expectations mounted that the Federal Reserve might postpone raising interest rates.

In the summer, Greece agreed to a bailout allowing it to remain in the eurozone. Emerging market stocks tumbled in August in reaction to concerns about China’s slowing economy and renewed concerns of a U.S. interest rate hike, but the Fed refrained from raising the federal funds rate. In October, China introduced fresh stimulus, sentiment improved and the MSCI Emerging Markets index rallied 7.13%.

China’s October rally helps to temper the benchmark’s losses

For the twelve months, Hungary was the only index component that advanced, returning 12.9%, but it represented a small part of the benchmark. China, the second-best performer and largest index component, finished lower at –0.7%.

Performance as of October 31, 2015

		Total return	Average annual total return
Emerging Markets Equity Fund*	Inception date	1 year	5 years	since inception
Institutional Class	8/31/2010	–14.85%	–3.64%	–1.13%
Premier Class	8/31/2010	–14.98	–3.76	–1.26
Retirement Class	8/31/2010	–15.03	–3.87	–1.38
Retail Class	8/31/2010	–15.10	–4.00	–1.51
MSCI Emerging Markets Index	—	–14.53	–2.80	–0.15	†

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit tiaa-cref.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance may be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*	Prior to October 19, 2015, shares held 60 calendar days or less may have been subject to a redemption fee of 2%. Please see the prospectus for details. The redemption fee will not apply to transactions in fund shares on or after October 19, 2015.
†	Performance is calculated from the inception date of the Institutional Class.

24	2015 Annual Report ■ TIAA-CREF Funds: Equity Funds

Chinese stocks rose as China’s central bank introduced stimulus measures in the spring, tumbled in August as concerns about its economy mounted and rallied in October amid the introduction of new stimulus and improved sentiment.

Greece suffered the most among the components of the MSCI Emerging Markets Index, dropping 56.0% in U.S. dollars. Brazil, which represented 5.9% of the benchmark at period-end, was next, losing 46.0% as reports of weak growth and high inflation exerted pressure on Brazilian stock prices. Korea and Taiwan, the second- and third-largest benchmark components, dropped 6.3% and 8.7%, respectively.

Detractors slightly outweigh contributors among fund’s stock selections

The fund underperformed its benchmark primarily due to stock selections. Detractors included the fund’s position in nonbenchmark stock China Animal Healthcare, underweights in both Bank of China and China Construction Bank, and an overweight position in Mexican industrial company Alfa, S.A.B. de C.V.

These positions were partially offset by contributors to relative performance, including a position in out-of-benchmark stock Hota Industrial Manufacturing, overweight positions in Intime Retail and LG Household & Health Care, a position in nonbenchmark stock Cosmax, a Korean cosmetics firm, and an overweight in Hanssem, a manufacturer of kitchen and bathroom cabinets.

The fund’s returns may sometimes diverge from the returns of its benchmark index more than would be expected. This divergence may be the result of the fund’s fair value pricing adjustments or of the timing of foreign currency valuations. Many foreign exchanges close for trading before the fund’s net asset value (NAV) is calculated (generally 4 p.m. ET). In the intervening hours, the values of foreign securities can change, and these changes are not reflected immediately in the returns of the fund’s benchmark. These changes are, however, taken into account to value the fund’s portfolio holdings at the time the fund’s NAV is calculated; these are known as fair value pricing adjustments.

$10,000 invested at fund’s inception

Institutional Class (inception August 31, 2010)

For the purpose of comparison, the graph also shows the change in the value of the fund’s benchmark during the same period. The performance of the other share classes varies due to differences in expense charges.

Expense example

Six months ended October 31, 2015

Emerging Markets Equity Fund	Beginning account value (5/1/15)	Ending account value (10/31/15)	Expenses paid during period* (5/1/15– 10/31/15)
Actual return
Institutional Class	$1,000.00	$836.57	$4.35
Premier Class	1,000.00	835.64	5.04
Retirement Class	1,000.00	835.19	5.50
Retail Class	1,000.00	835.19	6.06
5% annual hypothetical return
Institutional Class	1,000.00	1,020.47	4.79
Premier Class	1,000.00	1,019.71	5.55
Retirement Class	1,000.00	1,019.21	6.06
Retail Class	1,000.00	1,018.60	6.67

*	“Expenses paid during period” is based on the fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/365. There were 184 days in the six months ended October 31, 2015. The fund’s annualized six-month expense ratio for that period was 0.94% for the Institutional Class, 1.09% for the Premier Class, 1.19% for the Retirement Class and 1.31% for the Retail Class. The expense charges of one or more of the fund’s share classes may at times reflect a reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without any such reimbursement, the expenses of the affected share classes would be higher and the fund’s performance lower.

For more information about this expense example, please see page 5.

TIAA-CREF Funds: Equity Funds ■ 2015 Annual Report	25

Enhanced International Equity Index Fund

Portfolio composition

Sector	% of net assets as of 10/31/2015
Financials	25.5
Consumer discretionary	13.1
Industrials	12.4
Consumer staples	11.8
Health care	11.4
Materials	6.7
Telecommunication services	4.9
Energy	4.8
Information technology	4.7
Utilities	3.8
Short-term investments, other assets & liabilities, net	0.9
Total	100.0

Holdings by country

% of portfolio investments as of 10/31/2015
Japan	21.8
United Kingdom	17.9
France	9.1
Switzerland	8.7
Germany	8.3
Australia	6.7
Netherlands	3.5
Hong Kong	3.0
Sweden	2.7
Spain	2.5
12 other nations	10.8
Short-term investments	5.0
Total	100.0

Holdings by company size

Market capitalization	% of equity investments as of 10/31/2015
More than $50 billion	37.3
More than $15 billion–$50 billion	36.0
More than $2 billion–$15 billion	26.7
Total	100.0

Performance for the twelve months ended October 31, 2015

The Enhanced International Equity Index Fund returned –1.01%, compared with the –0.07% return of its benchmark, the MSCI EAFE Index.

Developed foreign market stocks trail U.S. equities

After advancing 6.81% in the first six months of the reporting period, the MSCI EAFE Index, which measures stock performance in 21 developed market nations outside North America, fell 6.44% in the final six months. Investor concerns regarding China’s slowing economic growth, geopolitical tensions in various nations and the potentially detrimental effects of rising U.S. interest rates all contributed to the decline. However, the strength of the U.S. dollar, which gained 13.4% over the euro and 7.6% versus the Japanese yen, played the most significant role in the negative performance of developed foreign market stocks.

When compared to domestic equities for the twelve months, the EAFE substantially trailed the 4.49% return of the broad U.S. stock market, as measured by the Russell 3000® Index.

U.S.-dollar-based losses push the benchmark lower

Currency translation was a sizable drag on returns across the components of the EAFE. Despite positive performance in local currency terms, in all but five of the nations within the index, the U.S.-dollar-based return of the EAFE ended the period in negative territory. The United Kingdom, one of the larger segments of the EAFE, and several of the smaller components, such as Sweden and Spain, declined 3.5%, 4.6% and 11.4%, respectively, when converted to U.S.-dollar-based returns.

Performance as of October 31, 2015

		Total return	Average annual total return
Enhanced International Equity Index Fund*	Inception date	1 year	5 years	since inception
Institutional Class	11/30/2007	–1.01%	5.56%	–0.33%
MSCI EAFE Index	—	–0.07	4.81	–0.44	†

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit tiaa-cref.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance may be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*	Prior to October 19, 2015, shares held 60 calendar days or less may have been subject to a redemption fee of 2%. Please see the prospectus for details. The redemption fee will not apply to transactions in fund shares on or after October 19, 2015.
†	Performance is calculated from the inception date of the Institutional Class.

26	2015 Annual Report ■ TIAA-CREF Funds: Equity Funds

The fund underperforms its benchmark

The fund’s enhanced indexing strategy uses quantitative (mathematical) modeling techniques to construct a portfolio that resembles the risk characteristics of the fund’s benchmark index, while seeking to outperform that index. In terms of portfolio holdings, the fund diverges from its benchmark more than a fund that uses a pure indexing strategy.

During the period, stock selections using the enhanced indexing methodology produced mixed results, but the net effect was that the fund underperformed the MSCI EAFE Index. The largest detractor from the fund’s relative return was an overweight position in poorly performing Australian iron ore producer Fortescue Metals. Next in line were overweight positions in industrial business operator A.P. Moller-Maersk and Australian mining company BHP Billiton. The fund also had a small exposure to derivative instruments, which detracted from its relative performance.

These negative effects were partly offset by other investments with more favorable results. An overweight position in West Japan Railway, which benefited from business expansion, was the largest contributor. An underweight in poorly performing global commodities supplier Glencore was the second-best relative performer. Next in line were overweight positions in global energy company Vestas Wind Systems and French multinational management-consulting corporation Cap Gemini.

The fund’s returns may sometimes diverge from the returns of its benchmark more than typically expected. This divergence may be the result of the fund’s fair value pricing adjustments or of the timing of foreign currency valuations.

Many foreign exchanges close for trading before the fund’s net asset value (NAV) is calculated (generally 4 p.m. ET). In the intervening hours, the values of foreign securities can change, and these changes are not reflected immediately in the returns of the fund’s benchmark. These changes are, however, taken into account to value the fund’s portfolio holdings at the time the fund’s NAV is calculated; these are known as fair value pricing adjustments.

$10,000 invested at fund’s inception

Institutional Class (inception November 30, 2007)

For the purpose of comparison, the graph also shows the change in the value of the fund’s benchmark during the same period.

Expense example

Six months ended October 31, 2015

Enhanced International Equity Index Fund	Beginning account value (5/1/15)	Ending account value (10/31/15)	Expenses paid during period* (5/1/15– 10/31/15)
Actual return
Institutional Class	$1,000.00	$937.10	$2.05
5% annual hypothetical return
Institutional Class	1,000.00	1,023.09	2.14

*	“Expenses paid during period” is based on the fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/365. There were 184 days in the six months ended October 31, 2015. The fund’s annualized six-month expense ratio for that period was 0.42% for the Institutional Class. The expense charges of the fund may at times reflect a reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without any such reimbursement, the expenses of the fund would be higher and its performance lower.

For more information about this expense example, please see page 5.

TIAA-CREF Funds: Equity Funds ■ 2015 Annual Report	27

Global Natural Resources Fund

Portfolio composition

Sector	% of net assets as of 10/31/2015
Materials	53.8
Energy	38.0
Consumer staples	6.3
Financials	1.0
Short-term investments, other assets & liabilities, net	0.9
Total	100.0

Holdings by country

% of portfolio investments as of 10/31/2015
United States	37.4
Canada	9.7
Australia	6.3
United Kingdom	5.7
Switzerland	4.4
France	3.0
Sweden	2.9
Japan	2.8
Finland	2.7
Norway	2.6
19 other nations	17.9
Short-term investments	4.6
Total	100.0

Holdings by company size

Market capitalization	% of equity investments as of 10/31/2015
More than $50 billion	26.2
More than $15 billion–$50 billion	26.2
More than $2 billion–$15 billion	44.1
$2 billion or less	3.5
Total	100.0

Performance for the twelve months ended October 31, 2015

The Global Natural Resources Fund returned –17.49% for the Institutional Class, outperforming the –22.98% return of its benchmark, the MSCI All Country World Commodity Producers Sector Capped Index. The table below shows returns for all share classes of the fund.

Persistent oversupply, a weak Chinese economy and macro concerns dampen commodity prices

During the twelve-month reporting period, the MSCI All Country World Commodity Producers Sector Capped Index significantly lagged the –0.03% return of the broader MSCI All Country World Index, primarily due to the continued slump in commodity prices.

Commodity prices fell sharply across the board during the twelve-month period. Crude oil prices fell by more than 40%, beginning their slide after a surprise decision by OPEC in November 2014 to refrain from cutting production to balance an oversupplied global market. U.S. crude inventories remained elevated, OPEC production was higher than expected and economic sanctions on Iran were partially lifted.

A decelerating Chinese economy dampened demand for steel and industrial metals (aluminum, copper, nickel and zinc). The Chinese government’s surprise devaluation of the renminbi in August further fueled the market’s fears. A strengthening U.S. dollar was a significant headwind for commodity prices as the Federal Reserve appeared to be among the first central banks globally to begin raising rates. Favorable weather conditions also boosted crop production, resulting in sustained low grain prices.

Most commodity markets remained oversupplied within the context of slowing demand from China. Inefficient high-cost production has been sustained by an environment in which record low interest rates have encouraged continued

Performance as of October 31, 2015

		Total return	Average annual total return
Global Natural Resources Fund*	Inception date	1 year	since inception
Institutional Class	11/1/2011	–17.49%	–5.88%
Premier Class	11/1/2011	–17.53	–6.00
Retirement Class	11/1/2011	–17.66	–6.10
Retail Class	11/1/2011	–17.81	–6.24
MSCI All Country World Commodity Producers Sector Capped Index	—	–22.98	–7.00	†

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit tiaa-cref.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance may be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*	Prior to October 19, 2015, shares held 60 calendar days or less may have been subject to a redemption fee of 2%. Please see the prospectus for details. The redemption fee will not apply to transactions in fund shares on or after October 19, 2015.
†	Performance is calculated from the inception date of the Institutional Class.

28	2015 Annual Report ■ TIAA-CREF Funds: Equity Funds

capacity addition. As it appeared likely that the Federal Reserve might begin raising short-term interest rates after a long hiatus, stock prices of several overleveraged commodity producers began to wobble.

Defensive positioning helps the fund’s relative performance

Relative to its benchmark, the fund benefited from its underweight position in diversified mining company Glencore, which saw its stock price decline sharply as investors grew concerned about the impact of falling commodity prices on its highly leveraged balance sheet. The fund also benefited from its long-term holding of Turkmenistan energy producer Dragon Oil, which received a premium takeover offer from parent Emirates National Oil Company (ENOC). Another positive contributor was Indian packaged food company Britannia, which has continued to expand margins and gain market share by strengthening its distribution network.

Relative to its benchmark, the fund was hurt by its underweight positions in integrated energy producers Exxon Mobil and Royal Dutch Shell, which outperformed during a period of falling crude prices due to their strong balance sheets and profitable downstream (refining and chemicals) operations. The fund was also held back by its holding of Australian iron ore miner Fortescue Metals, which was hurt by the continued decline in iron ore prices.

The fund’s returns may sometimes diverge from the returns of its benchmark index more than would be expected. This divergence may be the result of the fund’s fair value pricing adjustment or of the timing of foreign currency valuations.

Many foreign exchanges close for trading before the fund’s net asset value (NAV) is calculated (generally 4 p.m. ET). In the intervening hours, the values of foreign securities can change, and these changes are not reflecting immediately in the returns of the fund’s benchmark. These changes are, however, taken into account to value the fund’s portfolio holdings at the time the fund’s NAV is calculated; these are known as fair value pricing adjustments.

$10,000 invested at fund’s inception

Institutional Class (inception November 1, 2011)

For the purpose of comparison, the graph also shows the change in the value of the fund’s benchmark during the same period. The performance of the other share classes varies due to differences in expense charges.

Expense example

Six months ended October 31, 2015

Global Natural Resources Fund	Beginning account value (5/1/15)	Ending account value (10/31/15)	Expenses paid during period* (5/1/15– 10/31/15)
Actual return
Institutional Class	$1,000.00	$844.75	$3.49
Premier Class	1,000.00	844.57	4.18
Retirement Class	1,000.00	843.61	4.65
Retail Class	1,000.00	843.43	5.34
5% annual hypothetical return
Institutional Class	1,000.00	1,021.42	3.82
Premier Class	1,000.00	1,020.67	4.58
Retirement Class	1,000.00	1,020.16	5.09
Retail Class	1,000.00	1,019.41	5.85

*	“Expenses paid during period” is based on the fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/365. There were 184 days in the six months ended October 31, 2015. The fund’s annualized six-month expense ratio for that period was 0.75% for the Institutional Class, 0.90% for the Premier Class, 1.00% for the Retirement Class and 1.15% for the Retail Class. The expense charges of one or more of the fund’s share classes may at times reflect a reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without any such reimbursement, the expenses of the affected share classes would be higher and the fund’s performance lower.

For more information about this expense example, please see page 5.

TIAA-CREF Funds: Equity Funds ■ 2015 Annual Report	29

International Equity Fund

Portfolio composition

Sector	% of net assets as of 10/31/2015
Consumer discretionary	36.1
Industrials	19.6
Financials	14.5
Consumer staples	10.4
Health care	9.5
Materials	6.1
Information technology	3.3
Short-term investments, other assets & liabilities, net	0.5
Total	100.0

Holdings by country

% of portfolio investments as of 10/31/2015
France	22.6
United Kingdom	19.1
Germany	16.4
Japan	12.1
India	7.9
Netherlands	5.5
Sweden	4.6
Switzerland	4.0
Hong Kong	2.0
Denmark	1.1
5 other nations	1.8
Short-term investments	2.9
Total	100.0

Holdings by company size

Market capitalization	% of equity investments as of 10/31/2015
More than $50 billion	8.8
More than $15 billion–$50 billion	56.0
More than $2 billion–$15 billion	32.7
$2 billion or less	2.5
Total	100.0

Performance for the twelve months ended October 31, 2015

The International Equity Fund returned 2.97%, compared with the –0.07% return of its benchmark, the MSCI EAFE Index. The table below shows returns for all share classes of the fund.

Developed foreign market stocks trail U.S. equities

After advancing 6.81% in the first six months of the reporting period, the MSCI EAFE Index, which measures stock performance in 21 developed market nations outside North America, fell 6.44% in the final six months. Investor concerns regarding China’s slowing economic growth, geopolitical tensions in various nations and the potentially detrimental effects of rising U.S. interest rates all contributed to the decline. However, the strength of the U.S. dollar, which gained 13.4% over the euro and 7.6% versus the Japanese yen, played the most significant role in the negative performance of developed foreign market stocks. For instance, the EAFE actually rose 9.10% in local currency terms; however, when converted to U.S.-dollar-based returns, the EAFE showed a small loss.

When compared to domestic equities for the twelve months, the EAFE substantially trailed the 4.49% return of the broad U.S. stock market, as measured by the Russell 3000® Index. Similarly, for the ten years ended October 31, 2015, the EAFE’s average annual gain of 4.05% lagged the 7.94% average annual return of the Russell 3000 Index.

U.S.-dollar-based losses push the benchmark lower

Currency translation was a sizable drag on returns across the components of the EAFE. Despite positive performance in local currency terms, in all but five of the nations within the index, the U.S.-dollar-based return of the EAFE ended the period in negative territory. The United Kingdom, one of the larger segments of the

Performance as of October 31, 2015

		Total return	Average annual total return
International Equity Fund*	Inception date	1 year	5 years	10 years
Institutional Class	7/1/1999	2.97%	4.70%	4.63%
Premier Class	9/30/2009	2.82	4.54	4.53	†
Retirement Class	10/1/2002	2.75	4.44	4.32
Retail Class	3/31/2006	2.75	4.37	4.61	†
MSCI EAFE Index	—	–0.07	4.81	4.05

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit tiaa-cref.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance may be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*	Prior to October 19, 2015, shares held 60 calendar days or less may have been subject to a redemption fee of 2%. Please see the prospectus for details. The redemption fee will not apply to transactions in fund shares on or after October 19, 2015.
†	The performance shown for the Premier and Retail classes that is prior to their respective inception dates is based on the performance of the fund’s Institutional Class. The performance for these periods has not been restated to reflect the higher expenses of the Premier and Retail classes. If those higher expenses had been reflected, the performance of these two classes shown for these periods would have been lower.

30	2015 Annual Report ■ TIAA-CREF Funds: Equity Funds

EAFE, and several of the smaller components, such as Sweden and Spain, declined 3.5%, 4.6% and 11.4%, respectively, when converted to U.S.-dollar-based returns.

Successful stock selections propel the fund above its benchmark

During the period, the fund led its benchmark by more than three percentage points on the strength of numerous successful stock choices, particularly in the consumer discretionary sector. The largest contributor to the fund’s relative return was a substantial overweight position in European entertainment company Sky, which benefited from strong customer demand. An overweight position in sporting goods company Adidas was the second-best relative performer. Next in line were overweight positions in French companies Accor, a hotel operator, and automaker Renault, which both experienced sizable gains.

These positive effects were partly offset by other investments with less favorable results, particularly out-of-benchmark holdings in two Greek banks that continued to struggle with capital shortfalls. The largest detractor was Piraeus Bank, with National Bank of Greece as the third-worst relative performer.

The fund’s returns may sometimes diverge from the returns of its benchmark more than typically expected. This divergence may be the result of the fund’s fair value pricing adjustments or of the timing of foreign currency valuations.

Many foreign exchanges close for trading before the fund’s net asset value (NAV) is calculated (generally 4 p.m. ET). In the intervening hours, the values of foreign securities can change, and these changes are not reflected immediately in the returns of the fund’s benchmark. These changes are, however, taken into account to value the fund’s portfolio holdings at the time the fund’s NAV is calculated; these are known as fair value pricing adjustments.

$10,000 over 10 years

Institutional Class

For the purpose of comparison, the graph also shows the change in the value of the fund’s benchmark during the same period. The performance of the other share classes varies due to differences in expense charges.

Expense example

Six months ended October 31, 2015

International Equity Fund	Beginning account value (5/1/15)	Ending account value (10/31/15)	Expenses paid during period* (5/1/15– 10/31/15)
Actual return
Institutional Class	$1,000.00	$931.24	$2.29
Premier Class	1,000.00	931.06	3.02
Retirement Class	1,000.00	930.21	3.50
Retail Class	1,000.00	931.08	3.89
5% annual hypothetical return
Institutional Class	1,000.00	1,022.84	2.40
Premier Class	1,000.00	1,022.08	3.16
Retirement Class	1,000.00	1,021.58	3.67
Retail Class	1,000.00	1,021.17	4.08

*	“Expenses paid during period” is based on the fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/365. There were 184 days in the six months ended October 31, 2015. The fund’s annualized six-month expense ratio for that period was 0.47% for the Institutional Class, 0.62% for the Premier Class, 0.72% for the Retirement Class and 0.80% for the Retail Class. The expense charges of one or more of the fund’s share classes may at times reflect a reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without any such reimbursement, the expenses of the affected share classes would be higher and the fund’s performance lower.

For more information about this expense example, please see page 5.

TIAA-CREF Funds: Equity Funds ■ 2015 Annual Report	31

International Opportunities Fund

Portfolio composition

Sector	% of net assets as of 10/31/2015
Consumer discretionary	23.0
Financials	19.2
Industrials	12.3
Information technology	11.4
Health care	9.5
Materials	7.0
Consumer staples	6.7
Energy	4.8
Short-term investments, other assets & liabilities, net	6.1
Total	100.0

Holdings by country

% of portfolio investments as of 10/31/2015
United Kingdom	15.8
Japan	15.5
Canada	7.8
Switzerland	4.7
France	4.5
Taiwan	3.7
Sweden	3.6
Netherlands	3.3
China	2.8
Philippines	2.6
16 other nations	24.8
Short-term investments	10.9
Total	100.0

Holdings by company size

Market capitalization	% of equity investments as of 10/31/2015
More than $50 billion	20.0
More than $15 billion–$50 billion	20.2
More than $2 billion–$15 billion	49.2
$2 billion or less	10.6
Total	100.0

Performance for the twelve months ended October 31, 2015

The International Opportunities Fund returned 1.43%, compared with the –4.68% return of its benchmark, the MSCI All Country World ex USA Index. The table below includes performance data for all share classes of the fund.

Foreign stocks, especially emerging markets, trail U.S. equities

After advancing 5.56% in the first six months of the reporting period, the MSCI All Country World ex USA Index, which measures stock performance in 45 developed and emerging market nations, fell 9.70% in the final six months. Investor concerns regarding China’s slowing economic growth, geopolitical tensions in various nations and the potentially detrimental effects of rising U.S. interest rates all contributed to the decline. However, the strength of the U.S. dollar, which gained 13.4% over the euro and 7.6% versus the Japanese yen, played the most significant role in the negative performance of foreign market stocks. For instance, the AC World ex USA actually rose 5.22% in local currency terms, however, when converted to U.S.-dollar-based returns, results for the benchmark showed a loss.

Emerging market stocks, as measured by the MSCI Emerging Markets Index, fell sharply at –14.53%, substantially trailing the All Country World ex USA for the period. With the exception of Hungary, all country constituents declined. When compared to domestic equities for the twelve months, the AC World ex USA substantially trailed the 4.49% return of the broad U.S. stock market, as measured by the Russell 3000® Index.

U.S.-dollar-based losses push the benchmark lower

Currency translation was a sizable drag on returns across country members of the AC World ex USA. The United Kingdom, one of the larger segments of the AC World ex USA, and several of the smaller components, such as Sweden, Spain and Russia, declined 3.5%, 4.6%, 11.4% and 20.9%, respectively, when converted to U.S.-dollar-based returns.

Performance as of October 31, 2015

		Total return	Average annual total return
International Opportunities Fund*	Inception date	1 year	since inception
Institutional Class	4/12/2013	1.43%	2.46%
Premier Class	4/12/2013	1.25	2.27
Retirement Class	4/12/2013	1.06	2.15
Retail Class	4/12/2013	1.01	2.06
MSCI All Country World ex USA Index	—	–4.68	1.62	†

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit tiaa-cref.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance may be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*	Prior to October 19, 2015, shares held 60 calendar days or less may have been subject to a redemption fee of 2%. Please see the prospectus for details. The redemption fee will not apply to transactions in fund shares on or after October 19, 2015.
†	Performance is calculated from the inception date of the Institutional Class.

32	2015 Annual Report ■ TIAA-CREF Funds: Equity Funds

Individual stock choices fuel the fund’s gain

During the period, the fund led its benchmark by more than six percentage points on the strength of numerous successful stock choices. The largest contributor was an out-of-benchmark position in Taiwanese vehicle parts manufacturer Hota Industrial Manufacturing, which benefited from strong sales growth. An out-of-benchmark position in MonotaRO, which engages in indirect factory sales, was the second-best relative performer. Next in line was a substantial overweight position in Hanssem, a Korean home design company, which experienced sizable double-digit gains.

These positive effects were partly offset by other investments with less favorable results, particularly an out-of-benchmark holding in China Animal Healthcare, which produced nearly triple-digit losses. Sihuan Pharmaceutical was the second-largest detractor. Out-of-benchmark Internet content provider Bitauto Holdings followed as the third-worst relative performer.

The fund’s returns may sometimes diverge from the returns of its benchmark more than typically expected. This divergence may be the result of the fund’s fair value pricing adjustments or of the timing of foreign currency valuations.

Many foreign exchanges close for trading before the fund’s net asset value (NAV) is calculated (generally 4 p.m. ET). In the intervening hours, the values of foreign securities can change, and these changes are not reflected immediately in the returns of the fund’s benchmark. These changes are, however, taken into account to value the fund’s portfolio holdings at the time the fund’s NAV is calculated; these are known as fair value pricing adjustments.

$10,000 invested at fund’s inception

Institutional Class (inception April 12, 2013)

For the purpose of comparison, the graph also shows the change in the value of the fund’s benchmark during the same period. The performance of the other share classes varies due to differences in expense charges.

Expense example

Six months ended October 31, 2015

International Opportunities Fund	Beginning account value (5/1/15)	Ending account value (10/31/15)	Expenses paid during period* (5/1/15– 10/31/15)
Actual return
Institutional Class	$1,000.00	$928.32	$3.06
Premier Class	1,000.00	927.37	3.84
Retirement Class	1,000.00	926.42	4.32
Retail Class	1,000.00	926.35	4.86
5% annual hypothetical return
Institutional Class	1,000.00	1,022.03	3.21
Premier Class	1,000.00	1,021.22	4.02
Retirement Class	1,000.00	1,020.72	4.53
Retail Class	1,000.00	1,020.16	5.09

*	“Expenses paid during period” is based on the fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/365. There were 184 days in the six months ended October 31, 2015. The fund’s annualized six-month expense ratio for that period was 0.63% for the Institutional Class, 0.79% for the Premier Class, 0.89% for the Retirement Class and 1.00% for the Retail Class. The expense charges of one or more of the fund’s share classes may at times reflect a reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without any such reimbursement, the expenses of the affected share classes would be higher and the fund’s performance lower.

For more information about this expense example, please see page 5.

TIAA-CREF Funds: Equity Funds ■ 2015 Annual Report	33

Summary portfolio of investments

Enhanced Large-Cap Growth Index Fund  ■  October 31, 2015

Shares		Company	Value	% of net assets
COMMON STOCKS

AUTOMOBILES & COMPONENTS			$25,593,772	1.3%
BANKS			11,119,783	0.6
CAPITAL GOODS
84,303		3M Co	13,253,275	0.6
163,207		Boeing Co	24,166,061	1.2
188,283		Honeywell International, Inc	19,445,868	1.0
		Other	82,073,131	4.1
			138,938,335	6.9
COMMERCIAL & PROFESSIONAL SERVICES			30,499,242	1.5
CONSUMER DURABLES & APPAREL
178,000		Nike, Inc (Class B)	23,323,340	1.1
		Other	11,507,079	0.6
			34,830,419	1.7
CONSUMER SERVICES
224,348		McDonald’s Corp	25,183,063	1.2
341,772		Starbucks Corp	21,384,674	1.1
		Other	15,920,413	0.8
			62,488,150	3.1
DIVERSIFIED FINANCIALS			40,440,261	2.0
ENERGY			17,728,821	0.9
FOOD & STAPLES RETAILING
235,038		CVS Health Corp	23,217,054	1.1
		Other	23,668,633	1.2
			46,885,687	2.3
FOOD, BEVERAGE & TOBACCO
417,058		Altria Group, Inc	25,219,497	1.3
618,879		Coca-Cola Co	26,209,525	1.3
341,972		PepsiCo, Inc	34,946,119	1.7
		Other	52,158,628	2.6
			138,533,769	6.9
HEALTH CARE EQUIPMENT & SERVICES
70,178		McKesson Corp	12,547,826	0.6
140,200		UnitedHealth Group, Inc	16,512,756	0.8
		Other	87,732,950	4.4
			116,793,532	5.8
HOUSEHOLD & PERSONAL PRODUCTS			22,336,401	1.1
INSURANCE			4,426,800	0.2
MATERIALS
126,064		LyondellBasell Industries AF S.C.A	11,712,606	0.6
		Other	53,140,491	2.6
			64,853,097	3.2
MEDIA
465,988	e	Comcast Corp (Class A)	29,180,168	1.4
259,136		Walt Disney Co	29,474,129	1.5
		Other	43,827,927	2.2
			102,482,224	5.1
Shares		Company	Value	% of net assets
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES
236,331		AbbVie, Inc	$14,073,511	0.7%
31,662	*	Allergan plc	9,766,777	0.5
170,082		Amgen, Inc	26,903,571	1.3
54,238	*	Biogen Idec, Inc	15,756,681	0.8
253,429		Bristol-Myers Squibb Co	16,713,643	0.8
123,035	*	Celgene Corp	15,097,625	0.8
181,000		Eli Lilly & Co	14,764,170	0.7
319,279		Gilead Sciences, Inc	34,523,638	1.7
109,000		Johnson & Johnson	11,012,270	0.6
		Other	70,774,895	3.5
			229,386,781	11.4
REAL ESTATE
110,500		Crown Castle International Corp	9,443,330	0.4
42,500		Public Storage, Inc	9,752,050	0.5
77,847		Simon Property Group, Inc	15,683,057	0.8
		Other	27,810,634	1.4
			62,689,071	3.1
RETAILING
77,653	*	Amazon.com, Inc	48,603,013	2.4
194,346		Home Depot, Inc	24,028,940	1.2
224,386		Lowe’s Companies, Inc	16,566,418	0.9
11,310	*	Priceline.com, Inc	16,447,454	0.8
171,314		TJX Companies, Inc	12,538,472	0.6
		Other	76,768,915	3.8
			194,953,212	9.7
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT			23,730,505	1.3
SOFTWARE & SERVICES
171,715		Accenture plc	18,407,848	0.9
126,100	*	Adobe Systems, Inc	11,180,026	0.6
54,842	*	Alphabet, Inc (Class A)	40,439,942	2.0
62,039	*	Alphabet, Inc (Class C)	44,097,942	2.2
373,011	*	eBay, Inc	10,407,007	0.5
391,066	*	Facebook, Inc	39,877,000	2.0
134,700		Mastercard, Inc (Class A)	13,333,953	0.7
893,455		Microsoft Corp	47,031,471	2.3
283,076		Oracle Corp	10,994,672	0.6
353,311	*	PayPal Holdings, Inc	12,722,729	0.6
150,083	*	Salesforce.com, Inc	11,662,950	0.6
403,684		Visa, Inc (Class A)	31,317,805	1.6
		Other	76,825,385	3.8
			368,298,730	18.4
TECHNOLOGY HARDWARE & EQUIPMENT
1,101,302		Apple, Inc	131,605,589	6.6
		Other	32,703,989	1.6
			164,309,578	8.2
TELECOMMUNICATION SERVICES
655,029		Verizon Communications, Inc	30,707,759	1.6
		Other	10,363,968	0.4
			41,071,727	2.0

34	2015 Annual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements

Summary portfolio of investments	concluded

Enhanced Large-Cap Growth Index Fund  ■  October 31, 2015

Shares		Company	Value	% of net assets
TRANSPORTATION
252,208		Delta Air Lines, Inc	$12,822,255	0.6%
105,691		Union Pacific Corp	9,443,491	0.5
119,761		United Parcel Service, Inc (Class B)	12,337,778	0.6
		Other	31,654,511	1.6
			66,258,035	3.3
	TOTAL COMMON STOCKS (Cost $1,642,291,796)		2,008,647,932	100.0

SHORT-TERM INVESTMENTS

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
23,132,449	c	TIAA-CREF Short Term Lending Portfolio of the State Street Navigator Securities Lending Trust	23,132,449	1.2
			23,132,449	1.2
	TOTAL SHORT-TERM INVESTMENTS (Cost $23,132,449)		23,132,449	1.2
	TOTAL PORTFOLIO (Cost $1,665,424,245)		2,031,780,381	101.2
	OTHER ASSETS & LIABILITIES, NET		(23,136,406)	(1.2)
	NET ASSETS		$2,008,643,975	100.0%

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are put on loan. The aggregate value of securities on loan is $16,144,871.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

For ease of presentation, a number of classification categories have been grouped together in the Summary Portfolio of Investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2015 Annual Report	35

Summary portfolio of investments

Enhanced Large-Cap Value Index Fund  ■  October 31, 2015

Shares		Company	Value	% of net assets
COMMON STOCKS

AUTOMOBILES & COMPONENTS			$19,816,033	1.0%
BANKS
1,477,124		Bank of America Corp	24,786,141	1.3
477,224		Citigroup, Inc	25,374,000	1.3
671,300		JPMorgan Chase & Co	43,131,025	2.3
988,000		Wells Fargo & Co	53,490,320	2.8
		Other	67,749,796	3.6
			214,531,282	11.3
CAPITAL GOODS
1,577,224		General Electric Co	45,613,318	2.4
48,900		Northrop Grumman Corp	9,180,975	0.5
		Other	80,714,456	4.2
			135,508,749	7.1
COMMERCIAL & PROFESSIONAL SERVICES			10,708,433	0.6
CONSUMER DURABLES & APPAREL			33,257,831	1.8
CONSUMER SERVICES			16,617,568	0.9
DIVERSIFIED FINANCIALS
118,890		Capital One Financial Corp	9,380,421	0.5
93,189		Goldman Sachs Group, Inc	17,472,938	0.9
363,636		Morgan Stanley	11,989,079	0.7
200,000		PowerShares QQQ Trust Series	22,666,000	1.2
		Other	51,309,140	2.7
			112,817,578	6.0
ENERGY
121,000		Anadarko Petroleum Corp	8,092,480	0.4
279,724		Chevron Corp	25,421,317	1.4
190,724		ConocoPhillips	10,175,125	0.5
145,000		EOG Resources, Inc	12,448,250	0.7
579,724		Exxon Mobil Corp	47,966,364	2.5
150,000		Marathon Petroleum Corp	7,770,000	0.4
114,224	*	Occidental Petroleum Corp	8,514,257	0.5
119,389		Phillips 66	10,631,591	0.6
177,224		Schlumberger Ltd	13,851,828	0.7
166,000		Valero Energy Corp	10,942,720	0.6
		Other	89,665,635	4.7
			245,479,567	13.0
FOOD & STAPLES RETAILING
165,024	p	Walgreens Boots Alliance, Inc	13,974,232	0.7
164,224		Wal-Mart Stores, Inc	9,400,182	0.5
		Other	8,345,060	0.5
			31,719,474	1.7
FOOD, BEVERAGE & TOBACCO
328,000		Mondelez International, Inc	15,140,480	0.8
		Other	49,455,273	2.6
			64,595,753	3.4
Shares		Company	Value	% of net assets
HEALTH CARE EQUIPMENT & SERVICES
336,000		Abbott Laboratories	$15,052,800	0.8%
60,000		Anthem, Inc	8,349,000	0.5
260,000		Medtronic plc	19,219,200	1.0
		Other	47,882,164	2.5
			90,503,164	4.8
HOUSEHOLD & PERSONAL PRODUCTS
352,224		Procter & Gamble Co	26,902,869	1.4
		Other	8,538,412	0.5
			35,441,281	1.9
INSURANCE
184,224		American International Group, Inc	11,617,165	0.6
207,224	*	Berkshire Hathaway, Inc (Class B)	28,186,609	1.5
105,000		Prudential Financial, Inc	8,662,500	0.4
		Other	62,079,642	3.3
			110,545,916	5.8
MATERIALS
225,400		Dow Chemical Co	11,646,418	0.6
		Other	41,371,023	2.2
			53,017,441	2.8
MEDIA			30,284,373	1.6
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES
55,000	*	Allergan plc	16,965,850	0.9
63,800	*	Celgene Corp	7,828,898	0.4
341,224		Johnson & Johnson	34,473,860	1.8
352,724		Merck & Co, Inc	19,279,894	1.0
50,000	p	Perrigo Co plc	7,887,000	0.4
1,163,000		Pfizer, Inc	39,332,660	2.1
63,000		Thermo Electron Corp	8,239,140	0.5
		Other	21,276,212	1.1
			155,283,514	8.2
REAL ESTATE			72,667,468	3.8
RETAILING
238,900		Best Buy Co, Inc	8,368,667	0.4
168,380		Target Corp	12,995,568	0.7
		Other	18,820,322	1.0
			40,184,557	2.1
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
642,424		Intel Corp	21,752,477	1.1
463,000	*	Micron Technology, Inc	7,667,280	0.4
		Other	25,931,880	1.4
			55,351,637	2.9
SOFTWARE & SERVICES
535,724		Microsoft Corp	28,200,511	1.5
		Other	59,348,381	3.1
			87,548,892	4.6

36	2015 Annual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements

Summary portfolio of investments	concluded

Enhanced Large-Cap Value Index Fund   ■  October 31, 2015

Shares		Company	Value	% of net assets
TECHNOLOGY HARDWARE & EQUIPMENT
702,424		Cisco Systems, Inc	$20,264,933	1.1%
415,400		Hewlett-Packard Co	11,199,184	0.6
144,224		Qualcomm, Inc	8,569,790	0.4
		Other	42,355,917	2.2
			82,389,824	4.3
TELECOMMUNICATION SERVICES
614,224		AT&T, Inc	20,582,646	1.1
		Other	18,992,965	1.0
			39,575,611	2.1
TRANSPORTATION			28,745,453	1.5
UTILITIES
138,000		American Electric Power Co, Inc	7,817,700	0.4
100,000		NextEra Energy, Inc	10,266,000	0.6
		Other	99,137,283	5.2
			117,220,983	6.2
	TOTAL COMMON STOCKS (Cost $1,599,765,976)		1,883,812,382	99.4

SHORT-TERM INVESTMENTS

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
34,059,266	c	TIAA-CREF Short Term Lending Portfolio of the State Street Navigator Securities Lending Trust	34,059,266	1.8
			34,059,266	1.8
	TOTAL SHORT-TERM INVESTMENTS (Cost $34,059,266)		34,059,266	1.8
	TOTAL PORTFOLIO (Cost $1,633,825,242)		1,917,871,648	101.2
	OTHER ASSETS & LIABILITIES, NET		(23,218,355)	(1.2)
	NET ASSETS		$1,894,653,293	100.0%

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.
p	All or a portion of these securities have been segregated by the custodian to cover margin requirements on open written options contracts.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

At 10/31/15, the aggregate value of securities on loan is $33,330,318.

For ease of presentation, a number of classification categories have been grouped together in the Summary Portfolio of Investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2015 Annual Report	37

Summary portfolio of investments

Growth & Income Fund  ■  October 31, 2015

Shares		Company	Value	% of net assets
COMMON STOCKS

AUTOMOBILES & COMPONENTS			$40,410,266	0.8%
BANKS
4,032,950		Bank of America Corp	67,672,901	1.4
1,407,385		Citigroup, Inc	74,830,660	1.5
898,598		JPMorgan Chase & Co	57,734,921	1.2
1,128,368		Wells Fargo & Co	61,089,844	1.3
			261,328,326	5.4
CAPITAL GOODS
3,358,719		General Electric Co	97,134,153	2.0
473,139		Honeywell International, Inc	48,865,796	1.0
335,554		Illinois Tool Works, Inc	30,850,835	0.7
293,624		Raytheon Co	34,471,458	0.7
		Other	108,343,773	2.2
			319,666,015	6.6
COMMERCIAL & PROFESSIONAL SERVICES			32,953,175	0.7
CONSUMER DURABLES & APPAREL
873,974		Newell Rubbermaid, Inc	37,082,717	0.8
294,458		Nike, Inc (Class B)	38,582,832	0.8
		Other	113,934,724	2.3
			189,600,273	3.9
CONSUMER SERVICES			122,915,664	2.5
DIVERSIFIED FINANCIALS
360,396		Moody’s Corp	34,655,680	0.7
1,089,729		Morgan Stanley	35,928,365	0.7
		Other	67,938,806	1.4
			138,522,851	2.8
ENERGY
574,610		Anadarko Petroleum Corp	38,429,917	0.8
419,808		EOG Resources, Inc	36,040,517	0.7
		Other	209,841,456	4.3
			284,311,890	5.8
FOOD & STAPLES RETAILING
208,437		Costco Wholesale Corp	32,958,059	0.7
1,286,718		Kroger Co	48,637,940	1.0
		Other	27,905,844	0.5
			109,501,843	2.2
FOOD, BEVERAGE & TOBACCO
722,574		Altria Group, Inc	43,694,050	0.9
1,046,286		Coca-Cola Co	44,310,212	0.9
939,783		Mondelez International, Inc	43,380,383	0.9
761,188		PepsiCo, Inc	77,785,802	1.6
		Other	136,717,677	2.8
			345,888,124	7.1
HEALTH CARE EQUIPMENT & SERVICES
421,336	*	Express Scripts Holding Co	36,395,004	0.7
600,383		Medtronic plc	44,380,311	0.9
		Other	119,680,498	2.5
			200,455,813	4.1
Shares		Company	Value	% of net assets
HOUSEHOLD & PERSONAL PRODUCTS			$22,876,001	0.5%
INSURANCE
361,172		ACE Ltd	41,007,469	0.9
846,031		Hartford Financial Services Group, Inc	39,137,394	0.8
		Other	45,328,100	0.9
			125,472,963	2.6
MATERIALS
749,669		Dow Chemical Co	38,735,397	0.8
		Other	83,033,893	1.7
			121,769,290	2.5
MEDIA
570,633		Comcast Corp (Class A)	35,733,039	0.7
613,738		Walt Disney Co	69,806,560	1.4
		Other	86,565,864	1.8
			192,105,463	3.9
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES
840,151		AbbVie, Inc	50,030,992	1.0
161,162	*	Allergan plc	49,713,642	1.0
304,105		Amgen, Inc	48,103,329	1.0
738,772		Bristol-Myers Squibb Co	48,722,013	1.0
389,766	*	Celgene Corp	47,828,186	1.0
631,477		Eli Lilly & Co	51,509,579	1.1
2,492,613		Pfizer, Inc	84,300,172	1.7
		Other	129,951,267	2.7
			510,159,180	10.5
REAL ESTATE			33,412,613	0.7
RETAILING
139,938	*	Amazon.com, Inc	87,587,194	1.8
687,501		Home Depot, Inc	85,002,624	1.7
359,486	*	NetFlix, Inc	38,961,093	0.8
		Other	173,350,571	3.6
			384,901,482	7.9
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
1,775,827		Intel Corp	60,129,502	1.3
		Other	98,593,532	2.0
			158,723,034	3.3
SOFTWARE & SERVICES
194,692	*	Alphabet, Inc (Class C)	138,389,021	2.8
860,518	*	Facebook, Inc	87,747,020	1.8
2,363,493		Microsoft Corp	124,414,272	2.6
1,099,788		Oracle Corp	42,715,766	0.9
551,704	*	Salesforce.com, Inc	42,872,918	0.9
749,949	p	Visa, Inc (Class A)	58,181,043	1.2
		Other	167,848,405	3.4
			662,168,445	13.6
TECHNOLOGY HARDWARE & EQUIPMENT
1,544,478		Apple, Inc	184,565,121	3.8
2,431,985		Cisco Systems, Inc	70,162,767	1.4
		Other	70,225,681	1.5
			324,953,569	6.7

38	2015 Annual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements

Summary portfolio of investments	concluded

Growth & Income Fund   ■  October 31, 2015

Shares	Company	Value	% of net assets
TELECOMMUNICATION SERVICES
1,426,392	AT&T, Inc	$47,798,396	1.0%
	Other	63,526,039	1.3
		111,324,435	2.3
TRANSPORTATION
782,185	Delta Air Lines, Inc	39,766,285	0.8
	Other	57,370,563	1.2
		97,136,848	2.0
UTILITIES
358,934	NextEra Energy, Inc	36,848,164	0.8
	Other	45,884,401	0.9
		82,732,565	1.7
	TOTAL COMMON STOCKS (Cost $3,855,307,375)	4,873,290,128	100.1

PURCHASED OPTIONS

HOUSEHOLD & PERSONAL PRODUCTS		84,000	0.0
SOFTWARE & SERVICES		32,800	0.0
	TOTAL PURCHASED OPTIONS (Cost $111,266)	116,800	0.0

Principal	Issuer
SHORT-TERM INVESTMENTS

GOVERNMENT AGENCY DEBT		799,993	0.1
Shares		Company	Value	% of net assets
INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
112,877,830	c	TIAA-CREF Short Term Lending Portfolio of the State Street Navigator Securities Lending Trust	$112,877,830	2.3%
			112,877,830	2.3
	TOTAL SHORT-TERM INVESTMENTS (Cost $113,677,819)		113,677,823	2.4
	TOTAL PORTFOLIO (Cost $3,969,096,460)		4,987,084,751	102.5
	OTHER ASSETS & LIABILITIES, NET		(120,116,277)	(2.5)
	NET ASSETS		$4,866,968,474	100.0%

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.
p	All or a portion of these securities have been segregated by the custodian to cover requirements on open written options contracts.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

At 10/31/15, the aggregate value of securities on loan is $112,410,881.

At 10/31/15, the aggregate value of securities exempt from registration under Rule 144(A) of the Securities Act of 1933 amounted to $10,270,110 or 0.2% of net assets. Such securities are deemed liquid and may be resold in transactions exempt from registration to qualified institutional buyers.

For ease of presentation, a number of classification categories have been grouped together in the Summary Portfolio of Investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2015 Annual Report	39

Summary portfolio of investments

Large-Cap Growth Fund  ■  October 31, 2015

				% of net
Shares		Company	Value	assets
COMMON STOCKS

AUTOMOBILES & COMPONENTS
535,864		Delphi Automotive plc	$44,578,526	1.3%
		Other	16,016,796	0.5
			60,595,322	1.8
CAPITAL GOODS
211,570		Boeing Co	31,327,170	0.9
193,605		Northrop Grumman Corp	36,349,339	1.1
174,053		Roper Industries, Inc	32,434,776	1.0
		Other	17,690,980	0.5
			117,802,265	3.5
COMMERCIAL & PROFESSIONAL SERVICES
1,085,720		Nielsen NV	51,582,557	1.5
541,430	*	Verisk Analytics, Inc	38,771,802	1.2
			90,354,359	2.7
CONSUMER DURABLES & APPAREL
635,852		Nike, Inc (Class B)	83,315,688	2.5
502,492		VF Corp	33,928,260	1.0
		Other	13,474,498	0.4
			130,718,446	3.9
CONSUMER SERVICES
540,525		Las Vegas Sands Corp	26,761,393	0.8
1,096,923	*	Norwegian Cruise Line Holdings Ltd	69,786,241	2.1
1,559,568		Starbucks Corp	97,582,170	2.9
		Other	27,070,848	0.8
			221,200,652	6.6
DIVERSIFIED FINANCIALS
815,455		Charles Schwab Corp	24,887,687	0.7
107,133		IntercontinentalExchange Group, Inc	27,040,369	0.8
341,496		McGraw-Hill Financial, Inc	31,636,189	1.0
345,716		Moody’s Corp	33,244,051	1.0
1,005,988		Morgan Stanley	33,167,424	1.0
		Other	3,290,213	0.1
			153,265,933	4.6
ENERGY			24,678,398	0.7
FOOD, BEVERAGE & TOBACCO
365,198	*	Monster Beverage Corp	49,783,792	1.5
		Other	23,231,745	0.7
			73,015,537	2.2
HEALTH CARE EQUIPMENT & SERVICES
484,672	*	Cerner Corp	32,128,907	0.9
87,078	*	Intuitive Surgical, Inc	43,242,935	1.3
		Other	9,635,551	0.3
			85,007,393	2.5
HOUSEHOLD & PERSONAL PRODUCTS
803,022		Estee Lauder Cos (Class A)	64,611,150	1.9
			64,611,150	1.9
				% of net
Shares		Company	Value	assets
MATERIALS
525,811		Monsanto Co	$49,016,101	1.5%
339,937		PPG Industries, Inc	35,441,832	1.0
		Other	23,502,120	0.7
			107,960,053	3.2
MEDIA
1,072,839		Comcast Corp (Class A)	67,181,178	2.0
306,872		Walt Disney Co	34,903,622	1.0
		Other	16,134,739	0.5
			118,219,539	3.5
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES
158,489	*	Alexion Pharmaceuticals, Inc	27,894,064	0.8
229,336	*	Allergan plc	70,743,276	2.1
503,770		Bristol-Myers Squibb Co	33,223,631	1.0
805,668	*	Celgene Corp	98,863,520	3.0
754,015		Eli Lilly & Co	61,505,004	1.8
630,952		Gilead Sciences, Inc	68,224,840	2.1
309,068		Thermo Electron Corp	40,419,913	1.2
		Other	57,958,878	1.7
			458,833,126	13.7
REAL ESTATE			17,546,727	0.5
RETAILING
296,599	*	Amazon.com, Inc	185,641,314	5.5
196,790		Expedia, Inc	26,822,477	0.8
595,874		Home Depot, Inc	73,673,861	2.2
22,891	*	Priceline.com, Inc	33,289,008	1.0
		Other	35,657,195	1.1
			355,083,855	10.6
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
738,704		ARM Holdings plc (ADR)	35,036,731	1.0
769,950		Intel Corp	26,070,507	0.8
			61,107,238	1.8
SOFTWARE & SERVICES
1,170,772	*	Adobe Systems, Inc	103,800,646	3.1
103,782	*	Alphabet, Inc (Class A)	76,527,809	2.3
160,688	*	Alphabet, Inc (Class C)	114,218,637	3.4
1,137,955	*	Facebook, Inc	116,037,271	3.5
1,218,587		Intuit, Inc	118,726,931	3.5
1,039,190		Mastercard, Inc (Class A)	102,869,418	3.1
647,628	*	Red Hat, Inc	51,233,851	1.5
904,840	*	Salesforce.com, Inc	70,315,116	2.1
1,047,001		Visa, Inc (Class A)	81,226,338	2.4
		Other	105,915,577	3.1
			940,871,594	28.0
TECHNOLOGY HARDWARE & EQUIPMENT
1,036,315		Apple, Inc	123,839,642	3.7
2,551,334		Cisco Systems, Inc	73,605,986	2.2
		Other	10,052,357	0.3
			207,497,985	6.2
TELECOMMUNICATION SERVICES
688,350	*	Level 3 Communications, Inc	35,071,432	1.1
			35,071,432	1.1

40	2015 Annual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements

Summary portfolio of investments	concluded

Large-Cap Growth Fund ■ October 31, 2015

				% of net
Shares		Company	Value	assets
TRANSPORTATION			$18,181,147	0.6%
		TOTAL COMMON STOCKS (Cost $2,446,200,477)	3,341,622,151	99.6

Principal		Issuer
SHORT-TERM INVESTMENTS

GOVERNMENT AGENCY DEBT			36,648,956	1.0

Shares		Company
INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
42,848,848	c	TIAA-CREF Short Term Lending Portfolio of the State Street Navigator Securities Lending Trust	42,848,848	1.3
			42,848,848	1.3
		TOTAL SHORT-TERM INVESTMENTS (Cost $79,496,395)	79,497,804	2.3
		TOTAL PORTFOLIO (Cost $2,525,696,872)	3,421,119,955	101.9
	OTHER ASSETS & LIABILITIES, NET		(65,324,327)	(1.9)
	NET ASSETS		$3,355,795,628	100.0%

Abbreviation(s):

ADR – American Depositary Receipt

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

At 10/31/15, the aggregate value of securities on loan is $41,808,561.

For ease of presentation, a number of classification categories have been grouped together in the Summary Portfolio of Investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2015 Annual Report	41

Summary portfolio of investments

Large-Cap Value Fund  ■  October 31, 2015

				% of net
Shares		Company	Value	assets
COMMON STOCKS

AUTOMOBILES & COMPONENTS			$30,230,619	0.5%
BANKS
9,430,028		Bank of America Corp	158,235,870	2.8
1,662,190		Citigroup, Inc	88,378,642	1.6
1,397,989		JPMorgan Chase & Co	89,820,793	1.6
2,739,497		Wells Fargo & Co	148,316,368	2.7
		Other	172,012,750	3.1
			656,764,423	11.8
CAPITAL GOODS
4,895,357		General Electric Co	141,573,724	2.6
2,188,727		Terex Corp	43,905,864	0.8
		Other	223,905,671	4.0
			409,385,259	7.4
CONSUMER DURABLES & APPAREL
992,566	*	Jarden Corp	44,466,957	0.8
1,836,650	e	Mattel, Inc	45,144,857	0.8
2,071,651		Pulte Homes, Inc	37,973,363	0.7
		Other	62,473,465	1.1
			190,058,642	3.4
CONSUMER SERVICES
2,213,657		Extended Stay America, Inc	42,502,215	0.8
		Other	134,611,928	2.4
			177,114,143	3.2
DIVERSIFIED FINANCIALS
2,120,814		Morgan Stanley	69,923,237	1.3
2,248,264	*	Synchrony Financial	69,156,601	1.2
		Other	178,099,256	3.2
			317,179,094	5.7
ENERGY
1,274,092		Apache Corp	60,047,956	1.1
949,703		Chevron Corp	86,309,008	1.5
591,094	*	Diamondback Energy, Inc	43,646,381	0.8
459,191		EOG Resources, Inc	39,421,547	0.7
961,770		Exxon Mobil Corp	79,576,850	1.4
393,600		Pioneer Natural Resources Co	53,978,304	1.0
1,338,827	*	RSP Permian, Inc	36,710,636	0.7
638,267		Schlumberger Ltd	49,886,949	0.9
		Other	213,488,858	3.8
			663,066,489	11.9
FOOD & STAPLES RETAILING			40,280,961	0.7
FOOD, BEVERAGE & TOBACCO
1,134,132		ConAgra Foods, Inc	45,989,053	0.8
1,330,151		Pinnacle Foods, Inc	58,633,056	1.1
		Other	73,007,308	1.3
			177,629,417	3.2
HEALTH CARE EQUIPMENT & SERVICES			150,053,297	2.7
HOUSEHOLD & PERSONAL PRODUCTS
1,335,250		Procter & Gamble Co	101,986,395	1.8
			101,986,395	1.8
				% of net
Shares		Company	Value	assets
INSURANCE
403,663		ACE Ltd	$45,831,897	0.8%
594,013		American International Group, Inc	37,458,460	0.7
427,218	*	Berkshire Hathaway, Inc (Class B)	58,110,192	1.0
942,396		Hartford Financial Services Group, Inc	43,595,239	0.8
887,335		Metlife, Inc	44,703,937	0.8
826,965		Principal Financial Group	41,480,565	0.7
1,102,874		XL Capital Ltd	41,997,442	0.8
		Other	116,409,515	2.1
			429,587,247	7.7
MATERIALS
603,592		Du Pont (E.I.) de Nemours & Co	38,267,733	0.7
5,278,027	*	Louisiana-Pacific Corp	93,209,957	1.7
		Other	121,646,400	2.2
			253,124,090	4.6
MEDIA			51,526,299	0.9
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES
980,938		Agilent Technologies, Inc	37,040,219	0.7
879,487	*	Endo International plc	52,760,425	0.9
748,238		Johnson & Johnson	75,594,485	1.4
1,134,884		Merck & Co, Inc	62,032,759	1.1
4,340,702		Pfizer, Inc	146,802,542	2.6
		Other	109,386,354	2.0
			483,616,784	8.7
REAL ESTATE			76,516,648	1.4
RETAILING
5,388,098	*	JC Penney Co, Inc	49,408,859	0.9
		Other	53,615,029	1.0
			103,023,888	1.9
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
3,689,884	e	Cypress Semiconductor Corp	38,891,377	0.7
2,941,002		Intel Corp	99,582,328	1.8
		Other	106,468,155	1.9
			244,941,860	4.4
SOFTWARE & SERVICES
1,361,897		Microsoft Corp	71,690,258	1.3
1,710,122	*	Yahoo!, Inc	60,914,546	1.1
		Other	133,974,464	2.4
			266,579,268	4.8
TECHNOLOGY HARDWARE & EQUIPMENT
2,484,363		Cisco Systems, Inc	71,673,872	1.3
1,195,738		Juniper Networks, Inc	37,534,216	0.7
		Other	156,141,113	2.8
			265,349,201	4.8
TELECOMMUNICATION SERVICES
2,150,739		AT&T, Inc	72,071,264	1.3
930,597	*	Level 3 Communications, Inc	47,413,917	0.9
1,634,145		Telephone & Data Systems, Inc	46,801,913	0.8
			166,287,094	3.0

42	2015 Annual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements

Summary portfolio of investments	concluded

Large-Cap Value Fund ■ October 31, 2015

			% of net
Shares	Company	Value	assets
TRANSPORTATION
823,175	American Airlines Group, Inc	$38,047,149	0.7%
	Other	77,012,309	1.4
		115,059,458	2.1
UTILITIES
616,537	NextEra Energy, Inc	63,293,689	1.1
	Other	141,603,185	2.6
		204,896,874	3.7
	TOTAL COMMON STOCKS (Cost $4,940,274,604)	5,574,257,450	100.3

Principal	Issuer
SHORT-TERM INVESTMENTS

GOVERNMENT AGENCY DEBT		12,099,720	0.3
				% of net
Shares		Company	Value	assets
INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
107,719,320	c	TIAA-CREF Short Term Lending Portfolio of the State Street Navigator Securities Lending Trust	$107,719,320	1.9%
			107,719,320	1.9
	TOTAL SHORT-TERM INVESTMENTS (Cost $119,818,842)		119,819,040	2.2
	TOTAL PORTFOLIO (Cost $5,060,093,446)		5,694,076,490	102.5
	OTHER ASSETS & LIABILITIES, NET		(138,711,795)	(2.5)
	NET ASSETS		$5,555,364,695	100.0%

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $104,510,177.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

For ease of presentation, a number of classification categories have been grouped together in the Summary Portfolio of Investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2015 Annual Report	43

Summary portfolio of investments

Mid-Cap Growth Fund  ■  October 31, 2015

				% of net
Shares		Company	Value	assets
COMMON STOCKS

AUTOMOBILES & COMPONENTS
328,312		Delphi Automotive plc	$27,312,275	1.6%
			27,312,275	1.6
BANKS
123,336	*	Signature Bank	18,367,197	1.1
131,697	*	SVB Financial Group	16,076,253	0.9
		Other	12,037,385	0.7
			46,480,835	2.7
CAPITAL GOODS
90,363		Acuity Brands, Inc	19,753,352	1.1
390,813		Ametek, Inc	21,424,369	1.2
728,462		Masco Corp	21,125,398	1.2
144,230	*	Middleby Corp	16,866,256	1.0
87,163		Roper Industries, Inc	16,242,825	0.9
101,018		Snap-On, Inc	16,757,876	1.0
90,128	*	TransDigm Group, Inc	19,814,641	1.2
		Other	33,929,587	2.0
			165,914,304	9.6
COMMERCIAL & PROFESSIONAL SERVICES
336,854		Nielsen NV	16,003,933	0.9
131,629	*	Stericycle, Inc	15,975,812	0.9
		Other	8,235,150	0.5
			40,214,895	2.3
CONSUMER DURABLES & APPAREL
171,467		Carter’s, Inc	15,582,921	0.9
155,331		Harman International Industries, Inc	17,080,197	1.0
95,761	*	Mohawk Industries, Inc	18,721,275	1.1
174,575	*,e	Under Armour, Inc (Class A)	16,598,591	1.0
		Other	37,392,193	2.1
			105,375,177	6.1
CONSUMER SERVICES
785,505		Hilton Worldwide Holdings, Inc	19,629,770	1.1
286,122	*	Norwegian Cruise Line Holdings Ltd	18,203,082	1.0
		Other	35,654,377	2.1
			73,487,229	4.2
DIVERSIFIED FINANCIALS
94,585	*	Affiliated Managers Group, Inc	17,049,892	1.0
505,391	e	iShares Russell Midcap Growth Index Fund	47,597,724	2.7
261,342		McGraw-Hill Financial, Inc	24,210,723	1.4
186,306		Moody’s Corp	17,915,185	1.0
		Other	11,478,374	0.7
			118,251,898	6.8
ENERGY			21,996,655	1.3
FOOD, BEVERAGE & TOBACCO
150,775		Constellation Brands, Inc (Class A)	20,324,470	1.2
193,506	*	Monster Beverage Corp	26,378,738	1.5
		Other	32,212,572	1.8
			78,915,780	4.5
				% of net
Shares		Company	Value	assets
HEALTH CARE EQUIPMENT & SERVICES
272,666	*	Cerner Corp	$18,075,029	1.0%
126,372	*	Edwards Lifesciences Corp	19,859,360	1.2
107,507	*	Henry Schein, Inc	16,309,887	0.9
		Other	91,341,061	5.3
			145,585,337	8.4
HOUSEHOLD & PERSONAL PRODUCTS
219,907		Church & Dwight Co, Inc	18,931,794	1.1
			18,931,794	1.1
MATERIALS
463,004	*	Berry Plastics Group, Inc	15,510,634	0.9
		Other	61,835,046	3.6
			77,345,680	4.5
MEDIA			30,912,476	1.8
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES
139,353	*	Incyte Corp	16,378,158	0.9
		Other	72,686,617	4.2
			89,064,775	5.1
REAL ESTATE
213,569		Crown Castle International Corp	18,251,607	1.1
		Other	19,205,362	1.1
			37,456,969	2.2
RETAILING
23,780	*	AutoZone, Inc	18,653,270	1.1
304,168	*	Carmax, Inc	17,948,954	1.0
337,663		Dollar General Corp	22,883,422	1.3
269,075	*	Dollar Tree, Inc	17,621,722	1.0
133,201		Expedia, Inc	18,155,296	1.0
77,289	*	O’Reilly Automotive, Inc	21,351,859	1.2
146,801	*,e	Restoration Hardware Holdings, Inc	15,133,715	0.9
149,772		Signet Jewelers Ltd	22,606,586	1.3
201,073		Tractor Supply Co	18,577,134	1.1
119,966	*	Ulta Salon Cosmetics & Fragrance, Inc	20,869,285	1.2
		Other	7,986,897	0.5
			201,788,140	11.6
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
350,639	*	Mellanox Technologies Ltd	16,518,603	1.0
		Other	23,138,281	1.3
			39,656,884	2.3
SOFTWARE & SERVICES
66,192	*	Alliance Data Systems Corp	19,679,543	1.1
334,858	*	Electronic Arts, Inc	24,133,216	1.4
114,368	*	FleetCor Technologies, Inc	16,567,348	1.0
262,938	*	ServiceNow, Inc	21,468,888	1.2
		Other	208,164,103	12.0
			290,013,098	16.7
TECHNOLOGY HARDWARE & EQUIPMENT			31,646,923	1.8
TELECOMMUNICATION SERVICES			14,487,378	0.8

44	2015 Annual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements

Summary portfolio of investments	concluded

Mid-Cap Growth Fund ■ October 31, 2015

			% of net
Shares	Company	Value	assets
TRANSPORTATION
729,572	Southwest Airlines Co	$33,771,888	1.9%
432,700	* United Continental Holdings, Inc	26,096,137	1.5
	Other	12,164,915	0.7
		72,032,940	4.1
	TOTAL COMMON STOCKS (Cost $1,528,722,776)	1,726,871,442	99.5

PURCHASED OPTIONS

SOFTWARE & SERVICES		1,661,400	0.1
	TOTAL PURCHASED OPTIONS (Cost $790,113)	1,661,400	0.1

Principal	Issuer
SHORT-TERM INVESTMENTS

GOVERNMENT AGENCY DEBT
$20,000,000	Federal Home Loan Bank (FHLB)
	0.040%, 11/23/15	19,999,700	1.2
	Other	5,599,906	0.3
		25,599,606	1.5
				% of net
Shares		Company	Value	assets
INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
117,116,651	c	TIAA-CREF Short Term Lending Portfolio of the State Street Navigator Securities Lending Trust	$117,116,651	6.7%
			117,116,651	6.7
	TOTAL SHORT-TERM INVESTMENTS (Cost $142,715,974)		142,716,257	8.2
	TOTAL PORTFOLIO (Cost $1,672,228,863)		1,871,249,099	107.8
	OTHER ASSETS & LIABILITIES, NET		(135,790,361)	(7.8)
	NET ASSETS		$1,735,458,738	100.0%

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $114,152,620.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

For ease of presentation, a number of classification categories have been grouped together in the Summary Portfolio of Investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2015 Annual Report	45

Summary portfolio of investments

Mid-Cap Value Fund  ■  October 31, 2015

				% of net
Shares		Company	Value	assets
COMMON STOCKS

AUTOMOBILES & COMPONENTS			$65,118,870	1.3%
BANKS
803,489		East West Bancorp, Inc	32,452,921	0.6
2,373,011		Fifth Third Bancorp	45,205,860	0.9
2,912,648	e	Hudson City Bancorp, Inc	29,475,998	0.6
3,176,927		Keycorp	39,457,433	0.8
843,664		SunTrust Banks, Inc	35,028,929	0.7
		Other	223,246,625	4.3
			404,867,766	7.9
CAPITAL GOODS
753,271	*	AerCap Holdings NV	31,260,747	0.6
720,000		Textron, Inc	30,362,400	0.6
		Other	210,970,559	4.1
			272,593,706	5.3
COMMERCIAL & PROFESSIONAL SERVICES
745,000		Republic Services, Inc	32,586,300	0.6
		Other	8,199,000	0.2
			40,785,300	0.8
CONSUMER DURABLES & APPAREL
653,789	*	Jarden Corp	29,289,747	0.6
803,578		Newell Rubbermaid, Inc	34,095,815	0.7
		Other	53,146,825	1.0
			116,532,387	2.3
CONSUMER SERVICES			91,563,422	1.8
DIVERSIFIED FINANCIALS
473,634		Ameriprise Financial, Inc	54,638,418	1.1
1,370,000	*	E*TRADE Financial Corp	39,058,700	0.7
1,175,000	*,e	Synchrony Financial	36,143,000	0.7
		Other	93,398,551	1.8
			223,238,669	4.3
ENERGY
512,224		Anadarko Petroleum Corp	34,257,541	0.7
662,878		Baker Hughes, Inc	34,920,413	0.7
303,000	*	Concho Resources, Inc	35,120,730	0.7
		Other	408,462,245	7.9
			512,760,929	10.0
FOOD & STAPLES RETAILING			14,184,000	0.3
FOOD, BEVERAGE & TOBACCO
507,202		Bunge Ltd	37,005,458	0.7
391,701		Molson Coors Brewing Co (Class B)	34,508,858	0.7
1,326,949		Tyson Foods, Inc (Class A)	58,863,458	1.1
		Other	88,758,240	1.7
			219,136,014	4.2
HEALTH CARE EQUIPMENT & SERVICES
2,119,814	*	Boston Scientific Corp	38,750,200	0.7
251,830		Universal Health Services, Inc (Class B)	30,745,925	0.6
		Other	97,649,012	1.9
			167,145,137	3.2
				% of net
Shares		Company	Value	assets
INSURANCE
314,787		ACE Ltd	$35,740,916	0.7%
325,367		Aon plc	30,359,995	0.6
1,307,577		Hartford Financial Services Group, Inc	60,488,512	1.2
610,203		Marsh & McLennan Cos, Inc	34,012,715	0.7
1,291,608		XL Capital Ltd	49,184,432	0.9
		Other	169,706,730	3.3
			379,493,300	7.4
MATERIALS
695,000		Cytec Industries, Inc	51,721,900	1.0
705,947		Nucor Corp	29,861,558	0.6
406,802	*	WR Grace & Co	40,802,241	0.8
		Other	180,201,986	3.5
			302,587,685	5.9
MEDIA
1,404,435		Interpublic Group of Cos, Inc	32,203,694	0.6
		Other	74,227,257	1.5
			106,430,951	2.1
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES
166,724	*	Allergan plc	51,429,352	1.0
		Other	162,767,559	3.1
			214,196,911	4.1
REAL ESTATE
318,383		AvalonBay Communities, Inc	55,662,900	1.1
186,811		Essex Property Trust, Inc	41,180,617	0.8
1,064,633		General Growth Properties, Inc	30,821,125	0.6
813,416		Prologis, Inc	34,757,266	0.7
		Other	444,793,543	8.6
			607,215,451	11.8
RETAILING
887,364		Best Buy Co, Inc	31,084,361	0.6
4,000,000	*,e	JC Penney Co, Inc	36,680,000	0.7
1,133,854	*	Liberty Interactive Corp	31,033,584	0.6
		Other	70,037,953	1.4
			168,835,898	3.3
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
768,336		Broadcom Corp (Class A)	39,492,470	0.7
		Other	92,155,913	1.8
			131,648,383	2.5
SOFTWARE & SERVICES
3,825,524		Xerox Corp	35,921,670	0.7
		Other	45,353,272	0.9
			81,274,942	1.6
TECHNOLOGY HARDWARE & EQUIPMENT
774,861		TE Connectivity Ltd	49,932,043	1.0
602,617		Western Digital Corp	40,266,868	0.8
		Other	119,914,967	2.3
			210,113,878	4.1
TELECOMMUNICATION SERVICES			25,917,976	0.5
TRANSPORTATION			123,449,499	2.4

46	2015 Annual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements

Summary portfolio of investments	concluded

Mid-Cap Value Fund ■ October 31, 2015

			% of net
Shares	Company	Value	assets
UTILITIES
443,682	DTE Energy Co	$36,200,014	0.7%
739,470	Edison International	44,752,724	0.9
1,114,134	PPL Corp	38,326,210	0.7
857,786	Public Service Enterprise Group, Inc	35,417,984	0.7
634,417	Sempra Energy	64,970,645	1.3
897,223	Xcel Energy, Inc	31,968,056	0.6
	Other	284,451,154	5.5
		536,086,787	10.4
	TOTAL COMMON STOCKS (Cost $4,056,494,937)	5,015,177,861	97.5

Principal	Issuer
SHORT-TERM INVESTMENTS

GOVERNMENT AGENCY DEBT
	Federal Home Loan Bank (FHLB)
$30,000,000	0.150%, 02/22/16	29,988,810	0.6
91,400,000	0.060%–0.110%, 11/03/15–01/08/16	91,395,282	1.7
		121,384,092	2.3
				% of net
Shares		Company	Value	assets
INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
187,935,969	a,c	TIAA-CREF Short Term Lending Portfolio of the State Street Navigator Securities Lending Trust	$187,935,969	3.7%
			187,935,969	3.7
	TOTAL SHORT-TERM INVESTMENTS (Cost $309,314,730)		309,320,061	6.0
	TOTAL PORTFOLIO (Cost $4,365,809,667)		5,324,497,922	103.5
	OTHER ASSETS & LIABILITIES, NET		(178,955,134)	(3.5)
	NET ASSETS		$5,145,542,788	100.0%

*	Non-income producing
a	Affiliated holding
c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $181,287,169.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

For ease of presentation, a number of classification categories have been grouped together in the Summary Portfolio of Investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2015 Annual Report	47

Summary portfolio of investments

Small-Cap Equity Fund  ■  October 31, 2015

				% of net
Shares		Company	Value	assets
COMMON STOCKS

AUTOMOBILES & COMPONENTS
271,174	*	Tenneco, Inc	$15,345,737	0.5%
		Other	21,192,363	0.8
			36,538,100	1.3
BANKS
406,946		BankUnited	15,130,252	0.5
1,060,232		Capitol Federal Financial	13,761,811	0.5
644,185		Cathay General Bancorp	20,162,991	0.7
1,219,838		Fulton Financial Corp	16,370,226	0.6
1,756,505		Investors Bancorp, Inc	21,973,878	0.7
2,105,498	*	MGIC Investment Corp	19,791,681	0.7
1,386,247		National Penn Bancshares, Inc	16,690,414	0.6
491,457		PrivateBancorp, Inc	20,557,646	0.7
787,850		Provident Financial Services, Inc	16,009,112	0.5
1,021,300		Umpqua Holdings Corp	17,055,710	0.6
635,300	*	Western Alliance Bancorp	22,711,975	0.8
		Other	95,709,153	3.3
			295,924,849	10.2
CAPITAL GOODS
191,177	*	American Woodmark Corp	13,898,568	0.5
355,286		EMCOR Group, Inc	17,153,208	0.6
		Other	180,401,120	6.2
			211,452,896	7.3
COMMERCIAL & PROFESSIONAL SERVICES			112,829,921	3.9
CONSUMER DURABLES & APPAREL			80,043,229	2.8
CONSUMER SERVICES
340,051	*	Grand Canyon Education, Inc	14,132,520	0.5
213,400		Jack in the Box, Inc	15,904,702	0.5
192,800	l	Vail Resorts, Inc	22,011,976	0.8
		Other	39,797,049	1.4
			91,846,247	3.2
DIVERSIFIED FINANCIALS			12,310,293	0.4
ENERGY			107,985,623	3.7
FOOD & STAPLES RETAILING
177,322		Casey’s General Stores, Inc	18,835,143	0.7
		Other	11,582,253	0.4
			30,417,396	1.1
FOOD, BEVERAGE & TOBACCO
253,400	*	Post Holdings, Inc	16,286,018	0.6
		Other	47,262,854	1.6
			63,548,872	2.2
HEALTH CARE EQUIPMENT & SERVICES
215,700	*	Abiomed, Inc	15,888,462	0.6
150,043	*	ICU Medical, Inc	16,500,229	0.6
263,400	*	Team Health Holdings, Inc	15,717,078	0.5
		Other	137,190,387	4.7
			185,296,156	6.4
HOUSEHOLD & PERSONAL PRODUCTS			14,420,857	0.5
				% of net
Shares		Company	Value	assets
INSURANCE
302,937		Aspen Insurance Holdings Ltd	$14,725,768	0.5%
		Other	79,650,197	2.8
			94,375,965	3.3
MATERIALS
552,800	*	Berry Plastics Group, Inc	18,518,800	0.6
252,436		Innospec, Inc	13,944,565	0.5
242,440		Minerals Technologies, Inc	14,289,413	0.5
		Other	77,563,316	2.7
			124,316,094	4.3
MEDIA
605,580	*	Live Nation, Inc	16,520,222	0.6
		Other	8,024,702	0.3
			24,544,924	0.9
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES
337,263	*	INC Research Holdings, Inc	14,067,240	0.5
280,601	*	Prestige Brands Holdings, Inc	13,752,255	0.5
		Other	230,830,047	8.0
			258,649,542	9.0
REAL ESTATE
1,511,552		Cousins Properties, Inc	15,175,982	0.5
704,544		CubeSmart	19,600,414	0.7
1,237,122		DiamondRock Hospitality Co	14,449,585	0.5
530,170		DuPont Fabros Technology, Inc	17,013,155	0.6
334,300		Entertainment Properties Trust	18,991,583	0.6
647,900		First Industrial Realty Trust, Inc	14,046,472	0.5
225,554		Sovran Self Storage, Inc	22,526,078	0.8
980,065		Sunstone Hotel Investors, Inc	14,171,740	0.5
		Other	121,958,150	4.2
			257,933,159	8.9
RETAILING			90,657,151	3.1
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT			137,168,465	4.7
SOFTWARE & SERVICES
221,314	*	EPAM Systems, Inc	17,118,638	0.6
329,051	*	ExlService Holdings, Inc	14,563,797	0.5
304,442	*	Manhattan Associates, Inc	22,178,600	0.8
245,231		MAXIMUS, Inc	16,724,754	0.6
129,701	*	Tyler Technologies, Inc	22,095,862	0.7
		Other	188,307,067	6.5
			280,988,718	9.7
TECHNOLOGY HARDWARE & EQUIPMENT			146,315,978	5.1
TELECOMMUNICATION SERVICES
1,377,802	*	8x8, Inc	14,687,369	0.5
745,032		Inteliquent, Inc	15,437,063	0.5
2,243,339	*	Vonage Holdings Corp	13,617,068	0.5
			43,741,500	1.5
TRANSPORTATION
375,703		Matson, Inc	17,218,468	0.6
		Other	55,200,179	1.9
			72,418,647	2.5

48	2015 Annual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements

Summary portfolio of investments	concluded

Small-Cap Equity Fund ■ October 31, 2015

				% of net
Shares		Company	Value	assets
UTILITIES
472,203		Avista Corp	$15,984,072	0.5%
327,155		Black Hills Corp	14,977,156	0.5
234,100		Southwest Gas Corp	14,387,786	0.5
		Other	48,343,833	1.7
			93,692,847	3.2
	TOTAL COMMON STOCKS (Cost $2,599,674,061)		2,867,417,429	99.2

Principal		Issuer
SHORT-TERM INVESTMENTS

GOVERNMENT AGENCY DEBT
$30,000,000	d	Federal Home Loan Bank (FHLB)
		0.55%–0.65%, 11/17/15–12/11/15	29,999,080	1.1
			29,999,080	1.1
				% of net
Shares		Company	Value	assets
INVESTMENTS IN REGISTERED INVESTMENT COMPANIES

148,709,784	c	TIAA-CREF Short Term Lending Portfolio of the State Street Navigator Securities Lending Trust	$148,709,784	5.1%
			148,709,784	5.1
	TOTAL SHORT-TERM INVESTMENTS (Cost $178,708,140)		178,708,864	6.2
	TOTAL PORTFOLIO (Cost $2,778,382,201)		3,046,126,293	105.4
	OTHER ASSETS & LIABILITIES, NET		(156,646,032)	(5.4)
	NET ASSETS		$2,889,480,261	100.0%

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.
d	All or a portion of these securities have been segregated by the custodian to cover margin or other requirements on open futures transactions.
l	All or a portion of these securities have been segregated by the custodian to cover collateral requirements on swaps agreements.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

At 10/31/15, the aggregate value of securities on loan is $139,964,604.

For ease of presentation, a number of classification categories have been grouped together in the Summary Portfolio of Investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2015 Annual Report	49

Summary portfolio of investments

Social Choice Equity Fund  ■  October 31, 2015

			% of net
Shares	Company	Value	assets
COMMON STOCKS

AUTOMOBILES & COMPONENTS
1,288,424	Ford Motor Co	$19,081,560	0.7%
	Other	27,226,429	1.0
		46,307,989	1.7
BANKS
199,634	PNC Financial Services Group, Inc	18,018,965	0.7
500,757	US Bancorp	21,121,930	0.8
	Other	66,236,088	2.4
		105,376,983	3.9
CAPITAL GOODS
158,515	3M Co	24,920,143	0.9
213,723	Danaher Corp	19,942,493	0.8
	Other	125,025,491	4.6
		169,888,127	6.3
COMMERCIAL & PROFESSIONAL SERVICES		17,319,653	0.5
CONSUMER DURABLES & APPAREL
180,242	Nike, Inc (Class B)	23,617,109	0.9
	Other	17,508,116	0.6
		41,125,225	1.5
CONSUMER SERVICES
231,745	McDonald’s Corp	26,013,376	0.9
386,637	Starbucks Corp	24,191,877	0.9
	Other	29,292,956	1.1
		79,498,209	2.9
DIVERSIFIED FINANCIALS
270,048	American Express Co	19,783,717	0.7
437,091	Bank of New York Mellon Corp	18,204,840	0.7
49,451	BlackRock, Inc	17,405,268	0.7
	Other	113,478,748	4.2
		168,872,573	6.3
ENERGY
194,192	EOG Resources, Inc	16,671,383	0.6
	Other	170,960,747	6.4
		187,632,130	7.0
FOOD & STAPLES RETAILING		28,272,367	0.9
FOOD, BEVERAGE & TOBACCO
293,131	General Mills, Inc	17,033,842	0.6
475,482	Mondelez International, Inc	21,948,249	0.8
304,503	PepsiCo, Inc	31,117,162	1.2
	Other	40,449,398	1.5
		110,548,651	4.1
HEALTH CARE EQUIPMENT & SERVICES		104,940,836	3.8
HOUSEHOLD & PERSONAL PRODUCTS
263,164	Colgate-Palmolive Co	17,460,932	0.7
494,623	Procter & Gamble Co	37,779,305	1.4
	Other	9,294,066	0.3
		64,534,303	2.4
				% of net
Shares		Company	Value	assets
INSURANCE
316,583	*	Berkshire Hathaway, Inc (Class B)	$43,061,619	1.6%
154,830		Travelers Cos, Inc	17,478,759	0.7
		Other	92,742,450	3.4
			153,282,828	5.7
MATERIALS			114,708,420	4.3
MEDIA
99,284		Time Warner Cable, Inc	18,804,390	0.7
249,678		Time Warner, Inc	18,810,740	0.7
318,396		Walt Disney Co	36,214,361	1.3
		Other	17,859,224	0.7
			91,688,715	3.4
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES
168,172		Amgen, Inc	26,601,447	1.0
399,651		Bristol-Myers Squibb Co	26,356,983	1.0
179,391	*	Celgene Corp	22,013,070	0.8
292,643		Gilead Sciences, Inc	31,643,488	1.2
462,516		Johnson & Johnson	46,727,991	1.7
585,910		Merck & Co, Inc	32,025,841	1.2
		Other	92,075,784	3.4
			277,444,604	10.3
REAL ESTATE
172,248		American Tower Corp	17,608,913	0.7
101,900		Simon Property Group, Inc	20,528,774	0.8
		Other	82,223,273	3.0
			120,360,960	4.5
RETAILING
289,822		Lowe’s Companies, Inc	21,397,558	0.8
		Other	63,993,161	2.4
			85,390,719	3.2
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
946,606		Intel Corp	32,052,079	1.2
348,081		Texas Instruments, Inc	19,743,155	0.7
		Other	22,885,788	0.9
			74,681,022	2.8
SOFTWARE & SERVICES
196,925		Accenture plc	21,110,360	0.8
207,017	*	Adobe Systems, Inc	18,354,127	0.7
43,570	*	Alphabet, Inc (Class A)	32,128,082	1.2
44,509	*	Alphabet, Inc (Class C)	31,637,442	1.2
265,272	*	Cognizant Technology Solutions Corp (Class A)	18,067,676	0.7
199,991		International Business Machines Corp	28,014,739	1.0
251,444		Mastercard, Inc (Class A)	24,890,442	0.9
718,359		Oracle Corp	27,901,064	1.0
247,004	*	Salesforce.com, Inc	19,194,681	0.7
		Other	99,025,188	3.7
			320,323,801	11.9

50	2015 Annual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements

Summary portfolio of investments	concluded

Social Choice Equity Fund ■ October 31, 2015

			% of net
Shares	Company	Value	assets
TECHNOLOGY HARDWARE & EQUIPMENT
1,061,578	Cisco Systems, Inc	$30,626,525	1.1%
657,757	EMC Corp	17,246,389	0.7
622,078	Hewlett-Packard Co	16,771,223	0.6
370,613	Qualcomm, Inc	22,021,824	0.8
	Other	21,115,771	0.8
		107,781,732	4.0
TELECOMMUNICATION SERVICES
761,441	Verizon Communications, Inc	35,696,354	1.3
	Other	18,010,089	0.7
		53,706,443	2.0
TRANSPORTATION
367,533	Southwest Airlines Co	17,013,103	0.6
208,521	United Parcel Service, Inc (Class B)	21,481,833	0.8
	Other	45,228,802	1.7
		83,723,738	3.1
UTILITIES
169,886	NextEra Energy, Inc	17,440,497	0.6
	Other	66,929,343	2.5
		84,369,840	3.1
	TOTAL COMMON STOCKS (Cost $2,079,461,525)	2,691,779,868	99.6

Principal	Issuer
SHORT-TERM INVESTMENTS

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED

GOVERNMENT AGENCY DEBT
$37,750,000	Federal Home Loan Bank (FHLB)
	0.060%–0.120%, 11/13/15–1/06/16	37,746,352	1.4
	Other	19,872,257	0.7
		57,618,609	2.1
TREASURY DEBT		5,199,549	0.3
	TOTAL INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED	62,818,158	2.4
	TOTAL SHORT-TERM INVESTMENTS (Cost $62,818,158)	62,818,158	2.4
	TOTAL PORTFOLIO (Cost $2,142,279,683)	2,754,598,026	102.0
	OTHER ASSETS & LIABILITIES, NET	(53,234,810)	(2.0)
	NET ASSETS	$2,701,363,216	100.0%

*	Non-income producing

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

At 10/31/15, the aggregate value of securities on loan is $65,111,609.

For ease of presentation, a number of classification categories have been grouped together in the Summary Portfolio of Investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2015 Annual Report	51

Summary portfolio of investments

Social Choice Low Carbon Equity Fund  ■  October 31, 2015

Shares	Company	Value	% of net assets
COMMON STOCKS

AUTOMOBILES & COMPONENTS
15,351	Ford Motor Co	$227,348	0.7%
	Other	492,954	1.5
		720,302	2.2
BANKS
2,439	PNC Financial Services Group, Inc	220,144	0.7
6,029	US Bancorp	254,303	0.8
	Other	763,904	2.3
		1,238,351	3.8
CAPITAL GOODS
1,913	3M Co	300,743	0.9
2,953	Caterpillar, Inc	215,539	0.7
2,519	Danaher Corp	235,048	0.7
	Other	1,854,627	5.6
		2,605,957	7.9
COMMERCIAL & PROFESSIONAL SERVICES		216,063	0.6
CONSUMER DURABLES & APPAREL
2,132	Nike, Inc (Class B)	279,356	0.8
	Other	163,968	0.5
		443,324	1.3
CONSUMER SERVICES
2,820	McDonald’s Corp	316,545	0.9
4,656	Starbucks Corp	291,326	0.9
	Other	419,252	1.3
		1,027,123	3.1
DIVERSIFIED FINANCIALS
3,176	American Express Co	232,674	0.7
5,217	Bank of New York Mellon Corp	217,288	0.6
634	BlackRock, Inc	223,149	0.7
	Other	1,513,063	4.6
		2,186,174	6.6
ENERGY		817,319	2.5
FOOD & STAPLES RETAILING		386,525	1.2
FOOD, BEVERAGE & TOBACCO
2,769	Kraft Heinz Co	215,899	0.7
5,643	Mondelez International, Inc	260,481	0.8
3,658	PepsiCo, Inc	373,811	1.1
	Other	835,415	2.5
		1,685,606	5.1
HEALTH CARE EQUIPMENT & SERVICES		1,583,753	4.8
HOUSEHOLD & PERSONAL PRODUCTS
3,527	Colgate-Palmolive Co	234,017	0.7
1,795	Kimberly-Clark Corp	214,879	0.6
5,956	Procter & Gamble Co	454,919	1.4
	Other	99,789	0.3
		1,003,604	3.0
INSURANCE		1,681,061	5.1
MATERIALS		1,282,020	3.9
Shares		Company	Value	% of net assets
MEDIA
1,193		Time Warner Cable, Inc	$225,954	0.7%
3,178		Time Warner, Inc	239,431	0.7
3,849		Walt Disney Co	437,785	1.3
		Other	247,204	0.8
			1,150,374	3.5
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES
2,052		Amgen, Inc	324,585	1.0
795	*	Biogen Idec, Inc	230,955	0.7
4,749		Bristol-Myers Squibb Co	313,197	0.9
2,386	*	Celgene Corp	292,786	0.9
3,599		Gilead Sciences, Inc	389,160	1.2
5,581		Johnson & Johnson	563,848	1.7
7,036		Merck & Co, Inc	384,588	1.2
1,751		Thermo Electron Corp	228,996	0.7
		Other	480,516	1.4
			3,208,631	9.7
REAL ESTATE
2,129		American Tower Corp	217,648	0.7
1,198		Simon Property Group, Inc	241,349	0.7
		Other	1,221,004	3.7
			1,680,001	5.1
RETAILING
3,412		Lowe’s Companies, Inc	251,908	0.8
2,071	*	NetFlix, Inc	224,455	0.7
		Other	533,029	1.6
			1,009,392	3.1
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
11,438		Intel Corp	387,290	1.2
4,319		Texas Instruments, Inc	244,974	0.7
		Other	265,669	0.8
			897,933	2.7
SOFTWARE & SERVICES
2,353		Accenture plc	252,242	0.8
2,408	*	Adobe Systems, Inc	213,493	0.6
412	*	Alphabet, Inc (Class A)	303,805	0.9
430	*	Alphabet, Inc (Class C)	305,648	0.9
3,152	*	Cognizant Technology Solutions Corp (Class A)	214,683	0.7
2,309		International Business Machines Corp	323,445	1.0
2,975		Mastercard, Inc (Class A)	294,495	0.9
8,552		Oracle Corp	332,160	1.0
2,816	*	Salesforce.com, Inc	218,831	0.7
		Other	1,563,198	4.7
			4,022,000	12.2
TECHNOLOGY HARDWARE & EQUIPMENT
12,671		Cisco Systems, Inc	365,558	1.1
8,013		EMC Corp	210,101	0.6
4,864		Qualcomm, Inc	289,019	0.9
		Other	716,563	2.2
			1,581,241	4.8
TELECOMMUNICATION SERVICES
9,268		Verizon Communications, Inc	434,484	1.3
		Other	278,879	0.9
			713,363	2.2

52	2015 Annual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements

Summary portfolio of investments	concluded

Social Choice Low Carbon Equity Fund ■ October 31, 2015

Shares	Company	Value	% of net assets
TRANSPORTATION
2,839	Union Pacific Corp	$253,664	0.8%
2,440	United Parcel Service, Inc (Class B)	251,369	0.8
	Other	512,067	1.5
		1,017,100	3.1
UTILITIES		644,773	2.0
	TOTAL COMMON STOCKS (Cost $32,732,743)	32,801,990	99.5
	TOTAL PORTFOLIO (Cost $32,732,743)	32,801,990	99.5
	OTHER ASSETS & LIABILITIES, NET	162,833	0.5
	NET ASSETS	$32,964,823	100.0%

*	Non-income producing

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

For ease of presentation, a number of classification categories have been grouped together in the Summary Portfolio of Investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2015 Annual Report	53

Summary portfolio of investments

Emerging Markets Equity Fund  ■  October 31, 2015

Principal		Issuer	Value	% of net assets
BONDS

CORPORATE BONDS

HONG KONG			$509,920	0.1%
	TOTAL CORPORATE BONDS (Cost $534,000)		509,920	0.1
	TOTAL BONDS (Cost $534,000)		509,920	0.1

Shares		Company
COMMON STOCKS

AUSTRALIA			4,325,299	0.4
AUSTRIA			4,801,216	0.5
BRAZIL
1,162,769		Banco Itau Holding Financeira S.A.	7,985,912	0.8
579,044		Cielo S.A.	5,496,665	0.6
		Other	38,576,672	4.0
			52,059,249	5.4
CHILE			3,584,861	0.4
CHINA
11,977,000		Bank of China Ltd	5,647,890	0.6
20,344,000		China Construction Bank	14,744,434	1.5
3,087,000		China Life Insurance Co Ltd	11,131,975	1.2
1,512,000		China Mobile Hong Kong Ltd	18,128,707	1.9
2,778,000		China Overseas Land & Investment Ltd	8,972,569	0.9
3,043,300	e	China Vanke Co Ltd	7,101,977	0.7
4,795,000		CNOOC Ltd	5,416,008	0.6
88,687	*	Ctrip.com International Ltd (ADR)	8,245,230	0.9
805,400	g	Dalian Wanda Commercial Properties Co Ltd	5,375,378	0.6
24,967,834		Industrial & Commercial Bank of China	15,837,224	1.6
207,606	*	JD.com, Inc (ADR)	5,734,078	0.6
1,811,000		Ping An Insurance Group Co of China Ltd	10,165,592	1.0
1,953,700		Tencent Holdings Ltd	36,826,016	3.8
		Other	48,724,857	5.1
			202,051,935	21.0
GREECE			4,162,144	0.4
HONG KONG
1,197,000		AIA Group Ltd	7,018,405	0.7
4,100,000	e	China Gas Holdings Ltd	6,525,216	0.7
5,170,000	e	PAX Global Technology Ltd	6,760,607	0.7
1,589,500		Techtronic Industries Co	5,810,694	0.6
		Other	22,141,468	2.3
			48,256,390	5.0
HUNGARY			5,295,775	0.6
Shares		Company	Value	% of net assets
INDIA
348,811		HDFC Bank Ltd	$5,844,567	0.6%
439,077		IndusInd Bank Ltd	6,113,187	0.6
447,196		Infosys Technologies Ltd	7,762,734	0.8
1,244,992	*	Mundra Port and Special Economic Zone Ltd	5,624,972	0.6
719,351	*	Sun Pharmaceutical Industries Ltd	9,781,808	1.0
		Other	83,300,517	8.7
			118,427,785	12.3
JAPAN			6,203,468	0.7
KOREA, REPUBLIC OF
32,974		Cosmax, Inc	5,537,635	0.6
63,074		Hotel Shilla Co Ltd	6,063,127	0.6
124,330		Kia Motors Corp	6,068,807	0.6
188,182		Korea Electric Power Corp	8,472,812	0.9
27,849		LG Chem Ltd	7,403,410	0.8
14,812		LG Household & Health Care Ltd	12,256,531	1.3
36,039		Samsung Electronics Co Ltd	43,226,100	4.5
		Other	49,622,040	5.1
			138,650,462	14.4
MALAYSIA			9,821,421	1.0
MEXICO
898,300	e	Fomento Economico Mexicano S.A. de C.V.	8,873,797	0.9
422,600		Gruma SAB de C.V.	6,521,494	0.7
1,332,980		Grupo Financiero Banorte S.A. de C.V.	7,178,230	0.7
2,403,600	e	Grupo Mexico S.A. de C.V. (Series B)	5,855,554	0.6
2,423,646	*,e	Unifin Financiera SAPI de C.V. SOFOM ENR	7,357,010	0.8
		Other	35,481,157	3.7
			71,267,242	7.4
PAKISTAN			5,445,936	0.6
PERU			3,056,339	0.3
PHILIPPINES			31,187,611	3.2
POLAND			3,377,705	0.4
ROMANIA			3,304,611	0.3
RUSSIA
71,408		NovaTek OAO (GDR)	6,529,053	0.7
1,025,014		Sberbank of Russian Federation (ADR)	6,259,655	0.6
		Other	22,089,041	2.3
			34,877,749	3.6
SINGAPORE			6,568,996	0.7
SOUTH AFRICA
482,242	*,e	Brait S.A.	5,521,850	0.6
157,794		Naspers Ltd (N Shares)	23,037,038	2.4
		Other	12,836,408	1.3
			41,395,296	4.3
SRI LANKA			2,349,504	0.2

54	2015 Annual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements

Summary portfolio of investments	concluded

Emerging Markets Equity Fund ■ October 31, 2015

Shares	Company	Value	% of net assets
TAIWAN
6,177,000	Advanced Semiconductor Engineering, Inc	$7,131,067	0.7%
813,000	Catcher Technology Co Ltd	7,978,798	0.8
434,000	Eclat Textile Co Ltd	6,383,243	0.7
2,914,700	Hon Hai Precision Industry Co, Ltd	7,747,443	0.8
2,008,636	Hota Industrial Manufacturing Co Ltd	6,659,089	0.7
1,920,000	Radiant Opto-Electronics Corp	5,941,717	0.6
6,997,000	Taiwan Semiconductor Manufacturing Co Ltd	29,483,019	3.1
	Other	10,061,530	1.1
		81,385,906	8.5
THAILAND
6,582,731	Minor International PCL (Foreign)	5,638,651	0.6
	Other	21,527,328	2.2
		27,165,979	2.8
TURKEY		11,960,058	1.2
UNITED ARAB EMIRATES		20,700,242	2.2
UNITED STATES
89,552	* Luxoft Holding, Inc	5,967,745	0.6
	Other	2,760,952	0.3
		8,728,697	0.9
VIETNAM		2,720,077	0.3
	TOTAL COMMON STOCKS (Cost $949,446,190)	953,131,953	99.0

PREFERRED STOCKS

PHILIPPINES		3,678	0.0
	TOTAL PREFERRED STOCKS (Cost $4,057)	3,678	0.0

RIGHTS / WARRANTS

POLAND		1,085,111	0.1
THAILAND		19,337	0.0
	TOTAL RIGHTS / WARRANTS (Cost $911,891)	1,104,448	0.1
Shares		Company	Value	% of net assets
SHORT-TERM INVESTMENTS

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
49,522,337	c	TIAA-CREF Short Term Lending Portfolio of the State Street Navigator Securities Lending Trust	$49,522,337	5.2%
			49,522,337	5.2
	TOTAL SHORT-TERM INVESTMENTS (Cost $49,522,337)		49,522,337	5.2
	TOTAL PORTFOLIO (Cost $1,000,418,475)		1,004,272,336	104.4
	OTHER ASSETS & LIABILITIES, NET		(42,133,693)	(4.4)
	NET ASSETS		$962,138,643	100.0%

Abbreviation(s):

ADR – American Depositary Receipt

GDR – Global Depositary Receipt

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $42,456,516.
g	Security is exempt from registration under Rule 144(A) of the Securities Act of 1933. Such securities are deemed liquid and may be resold in transactions exempt from registration to qualified institutional buyers. At 10/31/2015, the aggregate value of these securities, including those in “Other,” was $12,159,373 or 1.3% of net assets.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

For ease of presentation, a number of classification categories have been grouped together in the Summary Portfolio of Investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2015 Annual Report	55

Summary of market values by sector

Emerging Markets Equity Fund  ■  October 31, 2015

Sector	Value	% of net assets
FINANCIALS	$256,821,295	26.6%
INFORMATION TECHNOLOGY	202,952,807	21.1
CONSUMER DISCRETIONARY	121,778,335	12.7
INDUSTRIALS	87,147,901	9.1
CONSUMER STAPLES	72,275,753	7.5
MATERIALS	65,376,508	6.8
ENERGY	45,528,398	4.7
UTILITIES	37,089,893	3.9
HEALTH CARE	33,056,415	3.4
TELECOMMUNICATION SERVICES	32,722,694	3.4
SHORT-TERM INVESTMENTS	49,522,337	5.2
OTHER ASSETS & LIABILITES, NET	(42,133,693)	(4.4)
NET ASSETS	$962,138,643	100.0%

56	2015 Annual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements

Summary portfolio of investments

Enhanced International Equity Index Fund   ■  October 31, 2015

			% of net
Shares	Company	Value	assets
COMMON STOCKS

AUSTRALIA
719,297	Australia & New Zealand Banking Group Ltd	$13,911,413	1.1%
630,888	BHP Billiton plc	10,084,128	0.8
	Other	65,985,204	5.1
		89,980,745	7.0
AUSTRIA		1,509,121	0.1
BELGIUM
172,445	KBC Groep NV	10,484,940	0.8
	Other	10,654,596	0.8
		21,139,536	1.6
DENMARK
170,753	Vestas Wind Systems AS	9,955,618	0.8
	Other	15,981,761	1.2
		25,937,379	2.0
FINLAND		15,673,119	1.2
FRANCE
571,685	AXA S.A.	15,257,194	1.2
124,738	Cap Gemini S.A.	11,091,208	0.9
771,181	Credit Agricole S.A.	9,740,391	0.7
196,444	Sanofi-Aventis	19,816,449	1.5
236,860	Total S.A.	11,454,270	0.9
513,763	Vivendi Universal S.A.	12,359,498	1.0
	Other	43,305,522	3.3
		123,024,532	9.5
GERMANY
103,752	Allianz AG.	18,163,626	1.4
197,505	BASF SE	16,180,365	1.2
51,376	Continental AG.	12,336,901	1.0
206,985	Daimler AG. (Registered)	17,948,441	1.4
	Other	47,650,998	3.7
		112,280,331	8.7
HONG KONG
518,900	Hang Seng Bank Ltd	9,519,649	0.7
	Other	30,505,837	2.4
		40,025,486	3.1
IRELAND
142,962	Shire Ltd	10,826,632	0.8
	Other	3,756,667	0.3
		14,583,299	1.1
ISRAEL		7,795,489	0.6
ITALY
3,885,325	Banca Intesa S.p.A.	13,517,259	1.1
	Other	10,599,208	0.8
		24,116,467	1.9
				% of net
Shares		Company	Value	assets
JAPAN
323,800		Canon, Inc	$9,669,334	0.8%
537,000	e	Daiichi Sankyo Co Ltd	10,546,162	0.8
383,900		Mitsui Sumitomo Insurance Group Holdings, Inc	11,317,601	0.9
246,800		Nippon Telegraph & Telephone Corp	9,048,026	0.7
1,243,800		Nissan Motor Co Ltd	12,893,503	1.0
1,874,700		Nomura Holdings, Inc	11,792,505	0.9
341,900		Otsuka Holdings KK	11,378,571	0.9
643,500		Sekisui House Ltd	10,711,969	0.8
364,600		Toyota Motor Corp	22,337,012	1.7
148,500		West Japan Railway Co	10,433,127	0.8
		Other	174,216,786	13.5
			294,344,596	22.8
NETHERLANDS
571,685		Koninklijke Ahold NV	11,629,648	0.9
375,536		Royal Dutch Shell plc (A Shares)	9,804,249	0.8
555,277		Royal Dutch Shell plc (B Shares)	14,539,865	1.1
		Other	10,988,983	0.8
			46,962,745	3.6
NEW ZEALAND			2,842,369	0.2
NORWAY
473,869	e	Telenor ASA	8,926,817	0.7
		Other	2,075,785	0.2
			11,002,602	0.9
PORTUGAL			3,709,485	0.3
SINGAPORE
1,601,789	e	Oversea-Chinese Banking Corp	10,296,064	0.8
		Other	5,323,208	0.4
			15,619,272	1.2
SOUTH AFRICA			613,622	0.1
SPAIN
468,054		Endesa S.A.	10,407,267	0.8
1,688,617		Iberdrola S.A.	12,041,762	0.9
		Other	11,590,183	0.9
			34,039,212	2.6
SWEDEN			36,372,742	2.8
SWITZERLAND
450,320		Nestle S.A.	34,392,710	2.7
319,185		Novartis AG.	28,914,539	2.2
93,253		Roche Holding AG.	25,318,083	1.9
133,543		Swiss Re Ltd	12,396,898	1.0
		Other	16,711,766	1.3
			117,733,996	9.1

See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2015 Annual Report	57

Summary portfolio of investments	concluded

Enhanced International Equity Index Fund  ■  October 31, 2015

			% of net
Shares	Company	Value	assets
UNITED KINGDOM
282,355	BP plc (ADR)	$10,080,074	0.8%
353,020	British American Tobacco plc	20,972,760	1.6
1,397,651	BT Group plc	9,981,340	0.8
588,008	GlaxoSmithKline plc	12,680,807	1.0
1,189,432	HSBC Holdings plc	9,292,991	0.7
286,325	Imperial Tobacco Group plc	15,418,028	1.2
2,821,825	Legal & General Group plc	11,363,488	0.9
810,805	National Grid plc	11,549,817	0.9
680,134	Prudential plc	15,885,534	1.2
120,538	Reckitt Benckiser Group plc	11,763,358	0.9
680,250	Sky plc	11,479,708	0.9
	Other	101,056,876	7.8
		241,524,781	18.7
	TOTAL COMMON STOCKS (Cost $1,239,681,703)	1,280,830,926	99.1

RIGHTS / WARRANTS

SPAIN		18,145	0.0
	TOTAL RIGHTS / WARRANTS (Cost $18,690)	18,145	0.0

Principal	Issuer
SHORT-TERM INVESTMENTS

GOVERNMENT AGENCY DEBT		7,499,745	0.5
				% of net
Shares		Company	Value	assets
INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
60,461,699	c	TIAA-CREF Short Term Lending Portfolio of the State Street Navigator Securities Lending Trust	$60,461,699	4.7%
			60,461,699	4.7
	TOTAL SHORT-TERM INVESTMENTS (Cost $67,961,199)		67,961,444	5.2
	TOTAL PORTFOLIO (Cost $1,307,661,592)		1,348,810,515	104.3
	OTHER ASSETS & LIABILITIES, NET		(56,194,992)	(4.3)
		NET ASSETS	$1,292,615,523	100.0%

Abbreviation(s):

ADR – American Depositary Receipt

c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $57,382,911.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

For ease of presentation, a number of classification categories have been grouped together in the Summary Portfolio of Investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

Summary of market values by sector

Enhanced International Equity Index Fund   ■  October 31, 2015

		% of net
Sector	Value	assets
FINANCIALS	$331,005,411	25.5%
CONSUMER DISCRETIONARY	169,614,105	13.1
INDUSTRIALS	159,700,484	12.4
CONSUMER STAPLES	151,920,538	11.8
HEALTH CARE	147,084,460	11.4
MATERIALS	86,260,624	6.7
TELECOMMUNICATION SERVICES	62,943,909	4.9
ENERGY	62,427,846	4.8
INFORMATION TECHNOLOGY	60,779,721	4.7
UTILITIES	49,111,973	3.8
SHORT-TERM INVESTMENTS	67,961,444	5.2
OTHER ASSETS & LIABILITES, NET	(56,194,992)	(4.3)
NET ASSETS	$1,292,615,523	100.0%

58	2015 Annual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements

Summary portfolio of investments

Global Natural Resources Fund  ■  October 31, 2015

				% of net
Shares		Company	Value	assets
COMMON STOCKS

AUSTRALIA
391,649		BHP Billiton Ltd	$6,423,332	2.6%
494,263		BHP Billiton plc	7,900,311	3.1
		Other	2,270,535	0.9
			16,594,178	6.6
BRAZIL			2,797,338	1.1
CANADA
376,890	*	Advantage Oil & Gas Ltd	2,095,435	0.8
103,437		Agnico-Eagle Mines Ltd	2,923,701	1.2
47,555		Agrium, Inc	4,424,186	1.7
51,376		Alimentation Couche Tard, Inc	2,210,079	0.9
146,829		Potash Corp of Saskatchewan	2,973,411	1.2
68,712		Stella-Jones, Inc	2,528,618	1.0
		Other	8,125,676	3.2
			25,281,106	10.0
CHILE			706,415	0.3
CHINA			860,688	0.3
FINLAND
250,882		UPM-Kymmene Oyj	4,696,754	1.9
		Other	2,308,287	0.9
			7,005,041	2.8
FRANCE
160,993	e	Total S.A.	7,785,431	3.1
			7,785,431	3.1
INDIA
50,379		Britannia Industries Ltd	2,486,230	1.0
		Other	2,864,688	1.1
			5,350,918	2.1
INDONESIA			721,606	0.3
IRELAND			1,683,322	0.7
ITALY
174,233		ENI S.p.A.	2,845,268	1.1
			2,845,268	1.1
JAPAN
138,000	e	Nippon Steel Corp	2,797,611	1.1
425,000	e	OJI Paper Co Ltd	2,201,075	0.9
182,000	e	Sumitomo Metal Mining Co Ltd	2,257,965	0.9
			7,256,651	2.9
JERSEY, C.I.
31,865		Randgold Resources Ltd	2,137,085	0.8
			2,137,085	0.8
KOREA, REPUBLIC OF			1,994,732	0.8
MALAYSIA			1,842,085	0.7
NETHERLANDS
187,847		Royal Dutch Shell plc (A Shares)	4,904,187	1.9
		Other	651,679	0.3
			5,555,866	2.2
				% of net
Shares		Company	Value	assets
NORWAY
183,719	e	Statoil ASA	$2,969,682	1.2%
		Other	3,904,907	1.5
			6,874,589	2.7
PERU
174,056	e	Southern Copper Corp (NY)	4,831,795	1.9
			4,831,795	1.9
POLAND
171,110		KGHM Polska Miedz S.A.	3,972,507	1.6
			3,972,507	1.6
PORTUGAL			1,249,917	0.5
RUSSIA			3,417,662	1.4
SINGAPORE			880,205	0.4
SOUTH AFRICA
183,738		Mondi plc	4,248,783	1.7
			4,248,783	1.7
SWEDEN
147,681		Billerud AB	2,672,632	1.1
235,081		Boliden AB	4,500,946	1.8
		Other	337,122	0.1
			7,510,700	3.0
SWITZERLAND
1,484,493		Glencore Xstrata plc	2,562,904	1.0
26,964		Syngenta AG.	9,059,102	3.6
			11,622,006	4.6
THAILAND			874,103	0.3
TURKEY			1,401,569	0.6
UNITED KINGDOM
155,793		BG Group plc	2,461,298	1.0
984,362		BP plc	5,850,049	2.3
183,919		Rio Tinto plc	6,702,970	2.7
			15,014,317	6.0
UNITED STATES
133,410		Archer Daniels Midland Co	6,091,501	2.4
77,552		CF Industries Holdings, Inc	3,937,315	1.6
53,296		Chevron Corp	4,843,541	1.9
28,410	*	Concho Resources, Inc	3,293,003	1.3
65,867		ConocoPhillips	3,514,004	1.4
35,251	*	Diamondback Energy, Inc	2,602,934	1.0
48,499		Energen Corp	2,820,217	1.1
57,959		EOG Resources, Inc	4,975,780	2.0
159,563		Exxon Mobil Corp	13,202,243	5.3
185,064		Graphic Packaging Holding Co	2,620,506	1.0
100,347	*	Matador Resources Co	2,579,921	1.0
126,289		Monsanto Co	11,772,661	4.7
64,234	*	Newfield Exploration Co	2,581,564	1.0
9,692		NewMarket Corp	3,816,128	1.5
128,169		Newmont Mining Corp	2,494,169	1.0
63,128		Nucor Corp	2,670,314	1.1
40,200	*	Occidental Petroleum Corp	2,996,508	1.2

See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2015 Annual Report	59

Summary portfolio of investments	concluded

Global Natural Resources Fund   ■  October 31, 2015

				% of net
Shares		Company	Value	assets
UNITED STATES—continued
30,500		Packaging Corp of America	$2,087,725	0.8%
26,887		Pioneer Natural Resources Co	3,687,283	1.5
98,287	*	RSP Permian, Inc	2,695,030	1.1
17,236	e	Texas Pacific Land Trust	2,581,608	1.0
		Other	9,409,859	3.7
			97,273,814	38.6
	TOTAL COMMON STOCKS (Cost $252,406,663)		249,589,697	99.1

SHORT-TERM INVESTMENTS

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
12,151,515	c	TIAA-CREF Short Term Lending Portfolio of the State Street Navigator Securities Lending Trust	12,151,515	4.8
			12,151,515	4.8
		% of net
	Value	assets
TOTAL SHORT-TERM INVESTMENTS
(Cost $12,151,515)	$12,151,515	4.8%
TOTAL PORTFOLIO (Cost $264,558,178)	261,741,212	103.9
OTHER ASSETS & LIABILITIES, NET	(9,859,332)	(3.9)
NET ASSETS	$251,881,880	100.0%

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $11,703,331.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

For ease of presentation, a number of classification categories have been grouped together in the Summary Portfolio of Investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

Summary of market values by sector

Global Natural Resources Fund   ■   October 31, 2015

		% of net
Sector	Value	assets
MATERIALS	$135,400,907	53.8%
ENERGY	95,690,319	38.0
CONSUMER STAPLES	15,916,863	6.3
FINANCIALS	2,581,608	1.0
SHORT-TERM INVESTMENTS	12,151,515	4.8
OTHER ASSETS & LIABILITES, NET	(9,859,332)	(3.9)
NET ASSETS	$251,881,880	100.0%

60	2015 Annual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements

Summary portfolio of investments

International Equity Fund   ■  October 31, 2015

				% of net
Shares		Company	Value	assets
COMMON STOCKS

AUSTRALIA			$14,750,330	0.4%
BELGIUM			5,895,178	0.2
DENMARK
1,239,160	*,e	H Lundbeck AS	36,402,566	0.9
		Other	9,469,092	0.2
			45,871,658	1.1
FINLAND
997,780	e	Konecranes Oyj	26,748,645	0.7
			26,748,645	0.7
FRANCE
4,741,200		Accor S.A.	235,445,522	5.8
164,201	e	Aeroports de Paris	20,627,594	0.5
293,798		BNP Paribas	17,803,335	0.4
878,109		Compagnie de Saint-Gobain	36,758,561	0.9
1,651,428		Edenred	30,321,675	0.8
1,926,505	g	Elior Participations S.C.A	36,525,556	0.9
1,525,046	e	Essilor International S.A.	200,182,762	4.9
1,586,127		Renault S.A.	149,451,379	3.7
1,700,843		Schneider Electric S.A.	102,586,580	2.5
1,601,494	e	Vinci S.A.	107,822,573	2.7
			937,525,537	23.1
GERMANY
3,109,763		Adidas-Salomon AG.	278,692,177	6.9
9,405,926	*	Commerzbank AG.	103,443,786	2.6
488,637		Deutsche Boerse AG.	45,054,475	1.1
608,976		Henkel KGaA (Preference)	66,045,537	1.6
679,877		Lanxess AG.	36,484,069	0.9
866,128		Linde AG.	150,234,612	3.7
			679,954,656	16.8
HONG KONG
2,248,617	e	Melco PBL Entertainment Macau Ltd (ADR)	42,116,596	1.0
11,266,800		Sands China Ltd	40,571,211	1.0
			82,687,807	2.0
INDIA
232,497		Eicher Motors Ltd	63,009,955	1.6
5,850,561		HDFC Bank Ltd	98,030,164	2.4
5,511,180		IndusInd Bank Ltd	76,731,129	1.9
1,928,686		Larsen & Toubro Ltd	41,567,237	1.0
631,869		Maruti Suziki India Ltd	43,004,013	1.1
		Other	5,502,447	0.1
			327,844,945	8.1
ITALY			8,262,431	0.2
				% of net
Shares		Company	Value	assets
JAPAN
1,344,000		Don Quijote Co Ltd	$49,370,713	1.2%
873,700		Murata Manufacturing Co Ltd	124,372,430	3.1
3,298,275		Olympus Corp	111,255,156	2.7
9,475,500	*	Pioneer Corp	25,520,073	0.6
4,835,250	*	Sony Corp	137,443,927	3.4
1,094,100		Sony Financial Holdings, Inc	19,609,088	0.5
504,100		Toyota Motor Corp	30,883,400	0.8
		Other	4,178,992	0.1
			502,633,779	12.4
NETHERLANDS
1,829,829		Heineken NV	166,666,022	4.1
3,809,427		ING Groep NV	55,441,913	1.4
		Other	5,491,473	0.1
			227,599,408	5.6
SWEDEN
2,782,914	e	Electrolux AB (Series B)	81,874,351	2.0
10,581,697		Volvo AB (B Shares)	109,447,861	2.7
			191,322,212	4.7
SWITZERLAND
123,934	e	Burckhardt Compression Holding AG.	43,179,849	1.1
86,933		Geberit AG.	28,054,955	0.7
710,574		Swatch Group AG. (Registered)	51,333,094	1.3
141,427		Zurich Financial Services AG.	37,322,573	0.9
		Other	6,391,197	0.1
			166,281,668	4.1
UNITED KINGDOM
480,566		Associated British Foods plc	25,535,289	0.6
13,633,491		Barclays plc	48,573,120	1.2
3,217,460		Essentra plc	41,682,797	1.0
23,350,439		Group 4 Securicor plc	87,222,507	2.2
26,762,624		Man Group plc	68,690,833	1.7
16,603,983		Sky plc	280,204,157	6.9
55,992,487		Tesco plc	157,915,461	3.9
3,323,513		Weir Group plc	54,598,201	1.4
		Other	30,149,989	0.7
			794,572,354	19.6
UNITED STATES
818,082	*,e	Qiagen NV	19,833,240	0.5
			19,833,240	0.5
	TOTAL COMMON STOCKS (Cost $3,912,455,026)		4,031,783,848	99.5

Principal		Issuer
SHORT-TERM INVESTMENTS

GOVERNMENT AGENCY DEBT			12,399,790	0.3

See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2015 Annual Report	61

Summary portfolio of investments	concluded

International Equity Fund   ■  October 31, 2015

				% of net
Shares		Company	Value	assets
INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
107,194,101	c	TIAA-CREF Short Term Lending Portfolio of the State Street Navigator Securities Lending Trust	$107,194,101	2.6%
			107,194,101	2.6
	TOTAL SHORT-TERM INVESTMENTS (Cost $119,593,791)		119,593,891	2.9
	TOTAL PORTFOLIO (Cost $4,032,048,817)		4,151,377,739	102.4
	OTHER ASSETS & LIABILITIES, NET		(98,021,704)	(2.4)
	NET ASSETS		$4,053,356,035	100.0%

Abbreviation(s):

ADR – American Depositary Receipt

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $104,442,340.
g	Security is exempt from registration under Rule 144(A) of the Securities Act of 1933. Such securities are deemed liquid and may be resold in transactions exempt from registration to qualified institutional buyers. At 10/31/2015, the aggregate value of these securities, including those in “Other,” was $36,525,556 or 0.9% of net assets.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

For ease of presentation, a number of classification categories have been grouped together in the Summary Portfolio of Investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

Summary of market values by sector

International Equity Fund   ■  October 31, 2015

		% of net
Sector	Value	assets
CONSUMER DISCRETIONARY	$1,463,629,264	36.1%
INDUSTRIALS	792,281,834	19.6
FINANCIALS	588,049,094	14.5
CONSUMER STAPLES	421,664,756	10.4
HEALTH CARE	383,037,995	9.5
MATERIALS	248,637,361	6.1
INFORMATION TECHNOLOGY	134,412,297	3.3
ENERGY	71,247	0.0
SHORT-TERM INVESTMENTS	119,593,891	2.9
OTHER ASSETS & LIABILITES, NET	(98,021,704)	(2.4)
NET ASSETS	$4,053,356,035	100.0%

62	2015 Annual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements

Summary portfolio of investments

International Opportunities Fund   ■  October 31, 2015

				% of net
Shares		Company	Value	assets
COMMON STOCKS

AUSTRALIA
686,339		Australia & New Zealand Banking Group Ltd	$13,273,996	1.1%
794,411		BHP Billiton Ltd	13,028,925	1.1
			26,302,921	2.2
BRAZIL			13,743,125	1.2
CANADA
362,972		Alimentation Couche Tard, Inc	15,614,236	1.3
271,532	*	Dollarama, Inc	18,342,323	1.6
332,200	*,e	Imax Corp	12,753,158	1.1
530,739		Suncor Energy, Inc	15,793,098	1.3
390,715		Toronto-Dominion Bank	16,039,753	1.4
		Other	17,749,023	1.5
			96,291,591	8.2
CHINA
7,728,600		China Everbright International Ltd	12,445,922	1.0
923,200		Tencent Holdings Ltd	17,401,739	1.5
		Other	4,358,614	0.4
			34,206,275	2.9
DENMARK
375,600		Novo Nordisk AS	19,945,664	1.7
			19,945,664	1.7
FINLAND
340,400		Huhtamaki Oyj	12,009,082	1.0
255,600		Sampo Oyj (A Shares)	12,493,107	1.1
			24,502,189	2.1
FRANCE
76,594		L’Oreal S.A.	13,963,438	1.2
179,532		Teleperformance	14,089,839	1.2
335,369		Total S.A.	16,218,048	1.4
		Other	11,767,207	1.0
			56,038,532	4.8
GERMANY
269,573		Wirecard AG.	13,924,556	1.2
		Other	9,754,496	0.8
			23,679,052	2.0
HONG KONG
2,434,200		AIA Group Ltd	14,272,516	1.2
			14,272,516	1.2
INDIA			8,653,024	0.7
INDONESIA			6,687,594	0.6
IRELAND
552,035		CRH plc	15,109,651	1.3
		Other	11,878,878	1.0
			26,988,529	2.3
ITALY			27,561,566	2.3
				% of net
Shares		Company	Value	assets
JAPAN
373,900		Fuji Heavy Industries Ltd	$14,460,061	1.2%
316,900		Hoya Corp	13,077,438	1.1
500,200	e	MonotaRO Co Ltd	12,881,838	1.1
112,000		Murata Manufacturing Co Ltd	15,943,358	1.4
2,457,100		Nomura Holdings, Inc	15,456,001	1.3
821,400		ORIX Corp	11,995,535	1.0
1,458,700		Shimizu Corp	12,771,791	1.1
331,000		Sumitomo Mitsui Financial Group, Inc	13,204,796	1.1
244,900		Sysmex Corp	13,998,189	1.2
		Other	68,072,371	5.8
			191,861,378	16.3
KOREA, REPUBLIC OF			28,145,280	2.4
MALAYSIA
8,245,400		IHH Healthcare BHD	12,116,324	1.0
		Other	8,391,721	0.7
			20,508,045	1.7
NETHERLANDS
130,390		ASML Holding NV	12,095,141	1.0
1,221,117		ING Groep NV	17,771,981	1.5
		Other	11,192,617	1.0
			41,059,739	3.5
NORWAY
943,888	e	Statoil ASA	15,257,251	1.3
		Other	9,762,910	0.8
			25,020,161	2.1
PHILIPPINES
7,993,660		Robinsons Retail Holdings, Inc	13,111,336	1.1
		Other	18,752,086	1.6
			31,863,422	2.7
PORTUGAL			8,750,490	0.7
SPAIN			20,514,862	1.7
SWEDEN
355,100		Hexagon AB (B Shares)	12,316,784	1.0
		Other	32,115,373	2.8
			44,432,157	3.8
SWITZERLAND
105,877		Lonza Group AG.	15,540,597	1.3
235,180		Novartis AG.	21,304,639	1.8
843,800		UBS AG.	16,852,733	1.4
		Other	5,157,041	0.5
			58,855,010	5.0
TAIWAN
998,897		Eclat Textile Co Ltd	14,691,712	1.3
2,843,000		Hu Lane Associate, Inc	13,121,467	1.1
		Other	17,580,036	1.5
			45,393,215	3.9

See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2015 Annual Report	63

Summary portfolio of investments	concluded

International Opportunities Fund ■ October 31, 2015

Shares		Company	Value	% of net assets
UNITED KINGDOM
1,341,462		Ashtead Group plc	$20,625,973	1.7%
2,077,138	*,g	Auto Trader Group plc	12,419,814	1.0
3,532,900		Barclays plc	12,586,943	1.1
1,529,698	*	International Consolidated Airlines Group S.A. (London)	13,709,660	1.2
1,825,140	*	Just Eat plc	11,969,350	1.0
220,188		Rightmove plc	13,004,595	1.1
184,281		Whitbread plc	14,072,443	1.2
		Other	100,625,790	8.6
			199,014,568	16.9
UNITED STATES
243,073	*,e	Lululemon Athletica, Inc	11,951,899	1.0
			11,951,899	1.0
	TOTAL COMMON STOCKS (Cost $1,010,856,277)		1,106,242,804	93.9

Principal		Issuer
SHORT-TERM INVESTMENTS

GOVERNMENT AGENCY DEBT
		Federal Home Loan Bank (FHLB)
$20,000,000		0.075%, 11/20/15	19,999,740	1.7
20,000,000		0.055%, 11/17/15	19,999,800	1.7
		Federal Home Loan Mortgage Corp (FHLMC)
13,700,000		0.040%, 11/04/15	13,699,986	1.2
		Other	19,999,550	1.7
			73,699,076	6.3
Shares		Company	Value	% of net assets
INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
61,581,202	c	TIAA-CREF Short Term Lending Portfolio of the State Street Navigator Securities Lending Trust	$61,581,202	5.2%
			61,581,202	5.2
	TOTAL SHORT-TERM INVESTMENTS (Cost $135,278,996)		135,280,278	11.5
	TOTAL PORTFOLIO (Cost $1,146,135,273)		1,241,523,082	105.4
	OTHER ASSETS & LIABILITIES, NET		(63,215,059)	(5.4)
	NET ASSETS		$1,178,308,023	100.0%

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $54,813,894.
g	Security is exempt from registration under Rule 144(A) of the Securities Act of 1933. Such securities are deemed liquid and may be resold in transactions exempt from registration to qualified institutional buyers. At 10/31/2015, the aggregate value of these securities, including those in “Other,” was $35,945,560 or 3.1% of net assets.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

For ease of presentation, a number of classification categories have been grouped together in the Summary Portfolio of Investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

64	2015 Annual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements

Summary of market values by sector

International Opportunities Fund  ■  October 31, 2015

Sector	Value	% of net assets
CONSUMER DISCRETIONARY	$271,563,864	23.0%
FINANCIALS	225,760,960	19.2
INDUSTRIALS	145,271,619	12.3
INFORMATION TECHNOLOGY	134,708,374	11.4
HEALTH CARE	112,198,618	9.5
MATERIALS	81,900,983	7.0
CONSUMER STAPLES	78,882,844	6.7
ENERGY	55,953,979	4.8
TELECOMMUNICATION SERVICES	1,563	0.0
SHORT-TERM INVESTMENTS	135,280,278	11.5
OTHER ASSETS & LIABILITES, NET	(63,215,059)	(5.4)
NET ASSETS	$1,178,308,023	100.0%

See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2015 Annual Report	65

Summary portfolio of investments

Social Choice International Equity Fund  ■  October 31, 2015

Shares		Company	Value	% of net assets
COMMON STOCKS

AUSTRALIA
7,551	e	Australia & New Zealand Banking Group Ltd	$146,039	0.7%
3,798	e	Commonwealth Bank of Australia	206,224	1.0
7,000	e	National Australia Bank Ltd	149,483	0.8
7,744		Westpac Banking Corp	172,490	0.9
		Other	610,783	3.0
			1,285,019	6.4
AUSTRIA			30,249	0.2
BELGIUM			153,889	0.8
DENMARK
4,148		Novo Nordisk AS	220,273	1.1
		Other	126,967	0.8
			347,240	1.9
FINLAND			187,323	0.9
FRANCE
1,104		Air Liquide	142,821	0.7
5,742		AXA S.A.	153,243	0.8
910		Essilor International S.A.	119,450	0.6
2,001		Groupe Danone	139,070	0.7
1,937		Schneider Electric S.A.	116,830	0.6
438		Unibail-Rodamco	121,909	0.6
1,915		Vinci S.A.	128,930	0.6
		Other	967,089	5.0
			1,889,342	9.6
GERMANY
1,147		Allianz AG.	200,803	1.0
2,257		BASF SE	184,902	0.9
1,266		Bayerische Motoren Werke AG.	129,674	0.7
3,730		Deutsche Post AG.	110,805	0.6
679		Linde AG.	117,776	0.6
678		Muenchener Rueckver AG.	135,189	0.7
2,544		SAP AG.	200,556	1.0
		Other	645,846	3.3
			1,725,551	8.8
HONG KONG			550,761	2.8
IRELAND			127,100	0.6
ISRAEL			50,538	0.2
ITALY
39,700		Banca Intesa S.p.A.	138,118	0.7
		Other	259,597	1.2
			397,715	1.9
Shares		Company	Value	% of net assets
JAPAN
7,700		Astellas Pharma, Inc	$111,761	0.6%
600	e	Central Japan Railway Co	109,448	0.5
4,700		Honda Motor Co Ltd	155,478	0.8
5,400		KDDI Corp	130,671	0.7
6,100		Mitsubishi Corp	110,902	0.6
69,900		Mizuho Financial Group, Inc	143,983	0.7
11,400	e	Nissan Motor Co Ltd	118,175	0.6
3,700		Sumitomo Mitsui Financial Group, Inc	147,606	0.7
2,700		Takeda Pharmaceutical Co Ltd	131,847	0.7
		Other	3,302,226	16.5
			4,462,097	22.4
LUXEMBOURG			44,743	0.2
NETHERLANDS
10,530		ING Groep NV	153,812	0.8
		Other	339,238	1.9
			493,050	2.7
NEW ZEALAND			45,151	0.3
NORWAY			250,250	1.3
PORTUGAL			68,652	0.5
SINGAPORE
38,400		Singapore Telecommunications Ltd	109,104	0.6
		Other	213,279	1.1
			322,383	1.7
SOUTH AFRICA			40,727	0.2
SPAIN
17,192		Banco Bilbao Vizcaya Argentaria S.A.	147,913	0.8
19,357		Iberdrola S.A.	138,037	0.7
3,860	e	Inditex S.A.	144,535	0.7
		Other	279,578	1.4
			710,063	3.6
SWEDEN
9,989		Nordea Bank AB	110,215	0.6
		Other	629,771	3.2
			739,986	3.8
SWITZERLAND
4,342		Novartis AG.	393,336	2.0
1,339		Roche Holding AG.	363,537	1.8
1,398		Swiss Re Ltd	129,777	0.7
480		Zurich Financial Services AG.	126,672	0.6
		Other	743,367	3.6
			1,756,689	8.7

66	2015 Annual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements

Summary portfolio of investments	concluded

Social Choice International Equity Fund ■ October 31, 2015

Shares	Company	Value	% of net assets
UNITED KINGDOM
7,589	BG Group plc	$119,895	0.6%
23,194	BT Group plc	165,640	0.8
10,798	GlaxoSmithKline plc	232,867	1.2
39,547	HSBC Holdings plc	308,979	1.6
11,428	National Grid plc	162,791	0.8
7,103	Prudential plc	165,901	0.8
1,323	Reckitt Benckiser Group plc	129,112	0.7
3,073	Unilever NV	139,608	0.7
2,792	Unilever plc	124,324	0.6
6,013	Vodafone Group plc (ADR)	198,248	1.0
5,341	WPP plc	119,728	0.6
	Other	1,871,631	9.2
		3,738,724	18.6
	Value	% of net assets
UNITED STATES	$37,602	0.2%
TOTAL COMMON STOCKS (Cost $20,452,755)	19,454,844	98.3
TOTAL PORTFOLIO (Cost $20,452,755)	19,454,844	98.3
OTHER ASSETS & LIABILITIES, NET	339,194	1.7
NET ASSETS	$19,794,038	100.0%

Abbreviation(s):

ADR – American Depositary Receipt

e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $1,561,694.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

For ease of presentation, a number of classification categories have been grouped together in the Summary Portfolio of Investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

Summary of market values by sector

Social Choice International Equity Fund  ■  October 31, 2015

Sector	Value	% of net assets
FINANCIALS	$5,226,661	26.4%
CONSUMER DISCRETIONARY	2,766,068	14.0
INDUSTRIALS	2,613,756	13.2
HEALTH CARE	2,197,496	11.1
CONSUMER STAPLES	1,783,623	9.0
MATERIALS	1,454,745	7.4
TELECOMMUNICATION SERVICES	1,000,366	5.1
INFORMATION TECHNOLOGY	915,869	4.6
UTILITIES	820,347	4.1
ENERGY	675,913	3.4
OTHER ASSETS & LIABILITES, NET	339,194	1.7
NET ASSETS	$19,794,038	100.0%

See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2015 Annual Report	67

Statements of assets and liabilities

TIAA-CREF Funds  ■  October 31, 2015

	Enhanced Large-Cap Growth Index Fund	Enhanced Large-Cap Value Index Fund	Growth & Income Fund	Large-Cap Growth Fund	Large-Cap Value Fund	Mid-Cap Growth Fund	Mid-Cap Value Fund	Small-Cap Equity Fund	Social Choice Equity Fund	Social Choice Low Carbon Equity Fund	Emerging Markets Equity Fund	Enhanced International Equity Index Fund
ASSETS
Portfolio investments, at value*†	$2,031,780,381	$1,917,871,648	$4,987,084,751	$3,421,119,955	$5,694,076,490	$1,871,249,099	$5,136,561,953	$3,046,126,293	$2,754,598,026	$32,801,990	$1,004,272,336	$1,348,810,515
Affiliated investments, at value‡	–	–	–	–	–	–	187,935,969	–	–	–	–	–
Cash**	5,003,507	8,641,307	62,348	3,449,166	38,404	1,143,120	18,096,321	11,585,458	12,274,686	363,403	–	7,722,637
Cash – foreign^	–	–	–	–	–	–	–	–	–	–	9,697,489	100,810
Receivable from securities transactions	27,682,032	50,008,572	60,979,361	26,337,344	84,111,972	4,562,218	12,831,776	23,653,125	–	–	21,866,994	102,543
Receivable from Fund shares sold	51,158	49,254	1,449,906	2,121,280	1,941,744	512,352	1,846,268	1,509,865	1,479,293	7,499	158,428	386,695
Dividends and interest receivable	1,252,903	1,906,252	4,172,968	557,281	5,203,141	519,264	3,540,465	568,061	3,201,278	31,754	541,859	4,672,253
Due from affiliates	–	–	–	–	18,384	–	28,243	–	–	2,848	–	–
Other	75,256	73,865	183,097	110,885	189,906	93,106	201,969	112,032	98,822	48	26,808	52,898
Total assets	2,065,845,237	1,978,550,898	5,053,932,431	3,453,695,911	5,785,580,041	1,878,079,159	5,361,042,964	3,083,554,834	2,771,652,105	33,207,542	1,036,563,914	1,361,848,351
LIABILITIES
Management fees payable	72,294	68,792	216,369	154,784	243,624	83,981	223,450	127,032	44,494	904	90,857	55,369
Service agreement fees payable	–	–	17,165	3,940	26,718	12,954	30,176	15,007	9,404	55	810	–
Distribution fees payable	–	–	226,751	138,105	72,202	54,972	112,243	45,622	199,656	415	2,259	–
Due to affiliates	16,729	16,102	46,287	25,534	52,078	16,702	38,923	26,276	19,964	301	7,898	8,692
Overdraft payable	–	–	–	–	–	–	–	–	–	–	5,587,341	–
Payable for collateral for securities loaned	23,132,449	34,059,266	112,877,830	42,848,848	107,719,320	117,116,651	187,935,969	148,709,784	67,839,116	–	49,522,337	60,461,699
Payable for securities transactions	6,960,625	21,522,394	46,015,096	21,248,838	87,716,263	19,995,410	21,414,554	27,285,623	22,389	187,197	13,609,749	102,720
Payable for Fund shares redeemed	26,895,761	28,072,134	25,423,401	33,267,121	34,022,537	4,166,169	5,387,421	17,163,612	1,930,069	–	5,323,411	8,184,633
Income distribution payable	–	–	–	–	–	–	–	–	5,686	–	–	–
Payable for variation margin on futures contracts	–	–	–	–	–	–	–	29,198	–	–	–	301,750
Written options◊	–	25,267	1,784,388	–	–	992,100	–	–	–	–	–	–
Payable for trustee compensation	81,080	79,225	197,495	119,422	206,263	98,482	217,467	119,430	106,792	208	29,704	56,494
Unrealized depreciation on swap agreements	–	–	–	–	–	–	–	443,478	–	–	–	–
Accrued expenses and other payables	42,324	54,425	159,175	93,691	156,341	83,000	139,973	109,511	111,319	53,639	250,905	61,471
Total liabilities	57,201,262	83,897,605	186,963,957	97,900,283	230,215,346	142,620,421	215,500,176	194,074,573	70,288,889	242,719	74,425,271	69,232,828
NET ASSETS	$2,008,643,975	$1,894,653,293	$4,866,968,474	$3,355,795,628	$5,555,364,695	$1,735,458,738	$5,145,542,788	$2,889,480,261	$2,701,363,216	$32,964,823	$962,138,643	$1,292,615,523
NET ASSETS CONSIST OF:
Paid-in-capital	$1,445,984,733	$1,493,937,426	$3,568,074,206	$2,346,176,388	$4,599,889,305	$1,400,498,100	$3,696,918,227	$2,407,992,528	$1,964,475,148	$32,812,558	$1,106,231,350	$1,230,730,244
Undistributed net investment income (loss)	16,431,905	34,822,806	3,105,560	7,337,535	54,942,428	1,597,512	47,218,440	11,579,040	36,990,201	79,302	8,197,957	33,905,060
Accumulated net realized gain (loss) on total investments	179,871,201	81,844,999	278,043,312	106,858,622	266,540,498	134,483,926	442,718,011	202,083,077	87,579,524	3,716	(156,004,625)	(13,068,115)
Net unrealized appreciation (depreciation) on total investments	366,356,136	284,048,062	1,017,745,396	895,423,083	633,992,464	198,879,200	958,688,110	267,825,616	612,318,343	69,247	3,713,961	41,048,334
NET ASSETS	$2,008,643,975	$1,894,653,293	$4,866,968,474	$3,355,795,628	$5,555,364,695	$1,735,458,738	$5,145,542,788	$2,889,480,261	$2,701,363,216	$32,964,823	$962,138,643	$1,292,615,523
INSTITUTIONAL CLASS:
Net assets	$2,008,643,975	$1,894,653,293	$3,078,680,578	$2,518,469,413	$4,091,753,440	$948,072,470	$3,357,972,984	$2,050,240,729	$1,365,667,594	$28,425,603	$918,839,441	$1,292,615,523
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	165,770,399	187,132,259	246,259,303	153,830,227	232,680,286	44,158,112	142,476,091	116,338,099	81,741,458	2,865,247	101,359,606	177,098,696
Net asset value per share	$12.12	$10.12	$12.50	$16.37	$17.59	$21.47	$23.57	$17.62	$16.71	$9.92	$9.07	$7.30
PREMIER CLASS:
Net assets	$–	$–	$166,799,123	$37,977,346	$359,856,982	$136,134,772	$394,843,281	$182,698,555	$77,864,799	$991,729	$9,407,529	$–
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	–	–	13,334,027	2,323,072	20,524,362	6,379,339	16,798,259	10,422,308	4,677,533	100,000	1,038,908	–
Net asset value per share	$–	$–	$12.51	$16.35	$17.53	$21.34	$23.51	$17.53	$16.65	$9.92	$9.06	$–
RETIREMENT CLASS:
Net assets	$–	$–	$623,557,476	$145,671,995	$970,460,079	$470,864,451	$1,096,242,278	$545,870,496	$342,133,516	$2,034,083	$29,332,076	$–
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	–	–	49,167,955	8,945,519	55,452,638	22,484,106	46,820,254	31,646,216	20,250,310	205,159	3,249,776	–
Net asset value per share	$–	$–	$12.68	$16.28	$17.50	$20.94	$23.41	$17.25	$16.90	$9.91	$9.03	$–
RETAIL CLASS:
Net assets	$–	$–	$997,931,297	$653,676,874	$133,294,194	$180,387,045	$296,484,245	$110,670,481	$915,697,307	$1,513,408	$4,559,597	$–
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	–	–	62,043,030	40,089,443	7,860,846	8,616,939	12,860,416	6,471,428	60,221,451	152,692	505,274	–
Net asset value per share	$–	$–	$16.08	$16.31	$16.96	$20.93	$23.05	$17.10	$15.21	$9.91	$9.02	$–
* Includes securities loaned of	$16,144,871	$33,330,318	$112,410,881	$41,808,561	$104,510,177	$114,152,620	$181,287,169	$139,964,604	$65,111,609	$–	$42,456,516	$57,382,911
** Includes cash collateral for securities loaned	$–	$–	$–	$–	$–	$–	$–	$–	$4,877,359	$–	$–	$–
† Portfolio investments, cost	$1,665,424,245	$1,633,825,242	$3,969,096,460	$2,525,696,872	$5,060,093,446	$1,672,228,863	$4,177,873,698	$2,778,382,201	$2,142,279,683	$32,732,743	$1,000,418,475	$1,307,661,592
‡ Affiliated investments, cost	$–	$–	$–	$–	$–	$–	$187,935,969	$–	$–	$–	$–	$–
^ Foreign cash, cost	$–	$–	$–	$–	$–	$–	$–	$–	$–	$–	$9,712,747	$100,133
◊ Written options premiums	$–	$26,923	$1,569,077	$–	$–	$852,140	$–	$–	$–	$–	$–	$–

68	2015 Annual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements	See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2015 Annual Report	69

Statements of assets and liabilities	concluded

TIAA-CREF Funds  ■  October 31, 2015

	Global Natural Resources Fund	International Equity Fund	International Opportunities Fund	Social Choice International Equity Fund
ASSETS
Portfolio investments, at value*†	$261,741,212	$4,151,377,739	$1,241,523,082	$19,454,844
Cash**	2,517,177	187,682	1,902,085	1,887,574
Cash – foreign^	50,205	2,199,404	366,416	844
Receivable from securities transactions	9,965,493	24,219,711	12,244,186	1,447,091
Receivable from Fund shares sold	224,154	1,140,424	384,371	90,568
Dividends and interest receivable	358,048	10,009,947	1,893,525	50,527
Due from affiliates	–	4,460	–	8,901
Other	8,406	180,829	16,929	48
Total assets	274,864,695	4,189,320,196	1,258,330,594	22,940,397
LIABILITIES
Management fees payable	18,087	205,867	77,508	646
Service agreement fees payable	316	18,263	244	38
Distribution fees payable	1,673	97,377	668	330
Due to affiliates	2,030	35,513	10,275	357
Payable for collateral for securities loaned	12,151,515	107,194,101	61,581,202	1,635,458
Payable for securities transactions	8,950,117	12,266,097	11,611,294	1,444,584
Payable for Fund shares redeemed	1,805,094	15,896,095	6,675,544	–
Payable for trustee compensation	9,171	193,063	20,322	208
Accrued expenses and other payables	44,812	57,785	45,514	64,738
Total liabilities	22,982,815	135,964,161	80,022,571	3,146,359
NET ASSETS	$251,881,880	$4,053,356,035	$1,178,308,023	$19,794,038
NET ASSETS CONSIST OF:
Paid-in-capital	$328,930,199	$4,075,829,017	$1,178,451,361	$20,716,502
Undistributed net investment income (loss)	5,365,605	55,249,932	13,339,460	82,969
Accumulated net realized gain (loss) on total investments	(79,566,519)	(197,013,747)	(108,839,621)	(8,366)
Net unrealized appreciation (depreciation) on total investments	(2,847,405)	119,290,833	95,356,823	(997,067)
NET ASSETS	$251,881,880	$4,053,356,035	$1,178,308,023	$19,794,038
INSTITUTIONAL CLASS:
Net assets	$231,533,195	$2,823,879,906	$1,166,447,900	$16,238,319
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	31,277,983	257,309,030	111,219,238	1,704,106
Net asset value per share	$7.40	$10.97	$10.49	$9.53
PREMIER CLASS:
Net assets	$3,555,262	$256,322,281	$1,059,053	$952,560
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	481,301	23,422,753	101,148	100,000
Net asset value per share	$7.39	$10.94	$10.47	$9.53
RETIREMENT CLASS:
Net assets	$11,633,369	$661,566,640	$8,805,926	$1,605,975
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	1,574,316	58,389,946	842,121	168,623
Net asset value per share	$7.39	$11.33	$10.46	$9.52
RETAIL CLASS:
Net assets	$5,160,054	$311,587,208	$1,995,144	$997,184
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	699,437	41,958,600	191,023	104,742
Net asset value per share	$7.38	$7.43	$10.44	$9.52
* Includes securities loaned of	$11,703,331	$104,442,340	$54,813,894	$1,561,694
** Includes cash collateral for securities loaned	$–	$–	$–	$1,635,459
† Portfolio investments, cost	$264,558,178	$4,032,048,817	$1,146,135,273	$20,452,755
^ Foreign cash, cost	$50,261	$2,197,307	$365,706	$839

70	2015 Annual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements

Statements of operations

TIAA-CREF Funds  ■  For the period or year ended October 31, 2015

	Enhanced	Enhanced
	Large-Cap Growth	Large-Cap Value	Growth &	Large-Cap	Large-Cap
	Index Fund	Index Fund	Income Fund	Growth Fund	Value Fund
INVESTMENT INCOME
Dividends*	$26,742,986	$46,414,003	$72,228,457	$23,246,201	$95,059,743
Income from securities lending	157,276	777,880	1,430,320	214,143	1,668,898
Interest	906	1,656	7,474	26,476	16,349
Total income	26,901,168	47,193,539	73,666,251	23,486,820	96,744,990
EXPENSES
Management fees	6,231,939	5,930,304	19,896,451	12,979,698	22,241,945
Shareholder servicing – Institutional Class	2,925	2,591	5,201	3,898	5,365
Shareholder servicing – Premier Class	–	–	381	184	483
Shareholder servicing – Retirement Class	–	–	1,641,498	277,320	2,572,937
Shareholder servicing – Retail Class	–	–	559,359	512,701	91,071
Distribution fees – Premier Class	–	–	247,973	35,958	524,939
Distribution fees – Retail Class	–	–	2,472,898	1,544,934	348,493
Administrative service fees	90,420	86,049	236,247	143,631	266,768
Shareholder reports	49,788	39,045	115,740	78,320	124,768
Professional fees	44,810	44,688	80,201	68,750	84,058
Custody and accounting fees	33,992	61,687	91,127	152,056	209,610
Registration fees	24,583	24,583	185,206	63,897	71,620
Trustee fees and expenses	16,559	15,511	41,962	26,566	47,269
Other expenses	87,196	81,182	141,477	126,068	179,208
Total expenses	6,582,212	6,285,640	25,715,721	16,013,981	26,768,534
Fee waiver by investment adviser and TPIS	–	–	–	–	(837,177)
Net expenses	6,582,212	6,285,640	25,715,721	16,013,981	25,931,357
Net investment income (loss)	20,318,956	40,907,899	47,950,530	7,472,839	70,813,633
NET REALIZED AND UNREALIZED GAIN (LOSS) ON TOTAL INVESTMENTS
Realized gain (loss):
Portfolio investments	185,060,408	104,643,461	322,194,428	121,969,805	302,448,390
Purchased options	–	(117,301)	(773,073)	(40,813)	–
Written options	–	1,929,190	5,378,812	442,959	–
Foreign currency transactions	–	–	(58,760)	(58,248)	75,738
Net realized gain (loss) on total investments	185,060,408	106,455,350	326,741,407	122,313,703	302,524,128
Change in unrealized appreciation (depreciation) on:
Portfolio investments	(20,439,338)	(121,637,209)	(58,312,998)	194,001,572	(332,262,677)
Purchased options	–	–	235,541	–	–
Written options	–	(122,010)	(240,317)	–	–
Translation of assets (other than portfolio investments) and liabilities denominated in foreign currencies	–	–	(10,552)	2,469	9,957
Net change in unrealized appreciation (depreciation) on total investments	(20,439,338)	(121,759,219)	(58,328,326)	194,004,041	(332,252,720)
Net realized and unrealized gain (loss) on total investments	164,621,070	(15,303,869)	268,413,081	316,317,744	(29,728,592)
Net increase (decrease) in net assets from operations	$184,940,026	$25,604,030	$316,363,611	$323,790,583	$41,085,041
* Net of foreign withholding taxes of	$6,216	$1,284	$425,314	$95,288	$321,099

See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2015 Annual Report	71

Statements of operations	concluded

TIAA-CREF Funds  ■  For the period or year ended October 31, 2015

	Mid-Cap Growth Fund	Mid-Cap Value Fund	Small-Cap Equity Fund	Social Choice Equity Fund	Social Choice Low Carbon Equity Fund†	Emerging Markets Equity Fund	Enhanced International Equity Index Fund	Global Natural Resources Fund	International Equity Fund	International Opportunities Fund	Social Choice International Equity Fund†
INVESTMENT INCOME
Dividends*	$10,625,305	$90,022,545	$32,120,784	$53,073,369	$96,973	$19,249,101	$40,691,247	$8,472,313	$80,344,782	$19,944,497	$97,489
Income from securities lending	1,393,362	1,071,622	908,828	862,121	–	605,842	797,794	238,197	3,075,078	1,778,082	74
Interest	4,138	46,949	7,063	47,148	–	43,730	2,356	1,159	21,659	14,988	–
Total income	12,022,805	91,141,116	33,036,675	53,982,638	96,973	19,898,673	41,491,397	8,711,669	83,441,519	21,737,567	97,563
EXPENSES
Management fees	7,938,760	21,065,457	11,512,933	4,092,313	12,751	8,000,864	4,649,771	1,689,446	18,687,349	6,761,461	13,270
Shareholder servicing – Institutional Class	2,918	7,649	3,690	9,094	1,440	2,025	2,076	1,133	66,950	1,926	1,440
Shareholder servicing – Premier Class	309	584	320	296	1,370	180	–	230	395	169	1,370
Shareholder servicing – Retirement Class	1,261,382	2,995,356	1,368,239	913,596	2,271	67,207	–	29,561	1,781,987	17,455	2,041
Shareholder servicing – Retail Class	113,392	147,496	79,150	142,669	2,058	7,242	–	9,081	282,621	3,243	2,058
Distribution fees – Premier Class	203,150	596,078	261,748	123,539	336	12,270	–	6,537	386,542	1,627	327
Distribution fees – Retail Class	466,992	798,410	267,809	2,317,218	714	14,774	–	16,080	800,269	6,884	569
Administrative service fees	85,854	244,509	136,330	130,575	371	44,502	53,858	12,151	189,351	53,939	426
Shareholder reports	52,324	145,202	70,072	175,269	11,607	24,140	26,857	13,886	96,597	29,301	11,416
Professional fees	61,347	83,166	60,600	62,190	80,770	66,185	53,367	52,828	78,698	45,713	88,425
Custody and accounting fees	44,325	59,133	48,372	48,703	13,403	483,263	111,625	59,475	255,315	134,008	29,124
Registration fees	87,019	102,626	70,371	82,247	61,823	57,111	24,579	58,910	82,328	66,158	61,823
Trustee fees and expenses	15,128	45,197	23,286	24,860	161	8,197	10,120	2,203	34,120	9,736	161
Other expenses	72,300	121,953	115,685	143,368	9,853	138,533	95,940	44,320	185,521	75,630	9,242
Total expenses	10,405,200	26,412,816	14,018,605	8,265,937	198,928	8,926,493	5,028,193	1,995,841	22,928,043	7,207,250	221,692
Less: Expenses reimbursed by the investment adviser	–	–	–	–	(180,207)	–	–	–	–	–	(202,065)
Fee waiver by investment adviser and TPIS	–	(1,313,578)	–	–	–	–	–	–	(207,232)	–	–
Net expenses	10,405,200	25,099,238	14,018,605	8,265,937	18,721	8,926,493	5,028,193	1,995,841	22,720,811	7,207,250	19,627
Net investment income (loss)	1,617,605	66,041,878	19,018,070	45,716,701	78,252	10,972,180	36,463,204	6,715,828	60,720,708	14,530,317	77,936
NET REALIZED AND UNREALIZED GAIN (LOSS) ON TOTAL INVESTMENTS
Realized gain (loss):
Portfolio investments	138,841,690	465,993,115	216,834,285	95,826,213	3,716	(90,474,125)	(7,857,902)	(39,932,828)	(106,217,758)	(36,514,678)	(8,366)
Futures transactions	–	–	543,320	–	–	–	(702,316)	–	–	–	–
Purchased options	(2,682,536)	–	–	–	–	–	–	–	–	–	–
Written options	7,360,819	–	–	–	–	–	–	–	–	–	–
Foreign currency transactions	–	(40,417)	–	–	–	(1,348,885)	(330,808)	(245,130)	(2,528,994)	(371,706)	4,137
Net realized gain (loss) on total investments	143,519,973	465,952,698	217,377,605	95,826,213	3,716	(91,823,010)	(8,891,026)	(40,177,958)	(108,746,752)	(36,886,384)	(4,229)
Change in unrealized appreciation (depreciation) on:
Portfolio investments**	(88,594,396)	(515,520,003)	(121,283,425)	(108,513,216)	69,247	(64,797,327)	(40,104,674)	(14,519,377)	155,028,688	40,212,815	(997,911)
Futures transactions	–	–	(447,151)	–	–	–	(169,663)	–	–	–	–
Purchased options	1,611,753	–	–	–	–	–	–	–	–	–	–
Written options	119,392	–	–	–	–	–	–	–	–	–	–
Swap transactions	–	–	(443,478)	–	–	–	–	–	–	–	–
Translation of assets (other than portfolio investments) and liabilities denominated in foreign currencies	(1,193)	(146)	–	–	–	21,052	(283)	(7,926)	(34,670)	(937)	844
Net change in unrealized appreciation (depreciation) on total investments	(86,864,444)	(515,520,149)	(122,174,054)	(108,513,216)	69,247	(64,776,275)	(40,274,620)	(14,527,303)	154,994,018	40,211,878	(997,067)
Net realized and unrealized gain (loss) on total investments	56,655,529	(49,567,451)	95,203,551	(12,687,003)	72,963	(156,599,285)	(49,165,646)	(54,705,261)	46,247,266	3,325,494	(1,001,296)
Net increase (decrease) in net assets from operations	$58,273,134	$16,474,427	$114,221,621	$33,029,698	$151,215	$(145,627,105)	$(12,702,442)	$(47,989,433)	$106,967,974	$17,855,811	$(923,360)
* Net of foreign withholding taxes of	$19,491	$279,662	$5,512	$1,270	$11	$2,275,328	$3,304,177	$472,186	$7,243,103	$2,245,207	$5,414
** Includes net change in unrealized foreign capital gains taxes of	$–	$–	$–	$–	$–	$1,051,324	$–	$(23,598)	$8,843,870	$256,544	$–
† For the period August 7, 2015 to October 31, 2015.

72	2015 Annual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements	See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2015 Annual Report	73

Statements of changes in net assets

TIAA-CREF Funds  ■  For the period or year ended

		Enhanced Large-Cap		Enhanced Large-Cap
		Growth Index Fund		Value Index Fund		Growth & Income Fund		Large-Cap Growth Fund		Large-Cap Value Fund		Mid-Cap Growth Fund
		October 31,	October 31,	October 31,	October 31,	October 31,	October 31,	October 31,	October 31,	October 31,	October 31,	October 31,	October 31,
		2015	2014	2015	2014	2015	2014	2015	2014	2015	2014	2015	2014

OPERATIONS
Net investment income (loss)		$20,318,956	$20,251,885	$40,907,899	$26,203,020	$47,950,530	$41,685,258	$7,472,839	$7,109,318	$70,813,633	$87,812,305	$1,617,605	$5,496,177
Net realized gain (loss) on total investments		185,060,408	151,430,078	106,455,350	149,128,863	326,741,407	390,186,451	122,313,703	327,142,628	302,524,128	242,958,247	143,519,973	274,942,339
Net change in unrealized appreciation (depreciation) on total investments		(20,439,338)	59,157,187	(121,759,219)	37,221,567	(58,328,326)	187,846,792	194,004,041	91,768,025	(332,252,720)	212,093,249	(86,864,444)	(104,526,416)
Net increase (decrease) in net assets from operations		184,940,026	230,839,150	25,604,030	212,553,450	316,363,611	619,718,501	323,790,583	426,019,971	41,085,041	542,863,801	58,273,134	175,912,100

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:	Institutional Class	(20,319,168)	(15,277,142)	(27,527,281)	(21,402,352)	(34,391,341)	(29,112,718)	(6,333,865)	(5,906,726)	(66,001,856)	(38,853,802)	(4,080,043)	(2,173,150)
	Premier Class	—	—	—	—	(1,620,279)	(1,568,074)	(16,950)	(15,323)	(6,267,507)	(4,106,901)	(421,083)	(179,439)
	Retirement Class	—	—	—	—	(5,630,003)	(5,648,260)	—	(337,605)	(15,607,928)	(12,956,342)	(959,202)	(45,701)
	Retail Class	—	—	—	—	(5,699,176)	(5,269,702)	—	(115,105)	(2,101,411)	(1,379,703)	(267,305)	(193)
From realized gains:	Institutional Class	(150,620,165)	(104,648,294)	(154,072,329)	(95,790,435)	(245,437,836)	(241,261,848)	(234,208,628)	(108,946,272)	(170,063,103)	(195,284,347)	(126,006,968)	(111,676,979)
	Premier Class	—	—	—	—	(15,431,901)	(16,983,431)	(1,135,236)	(420,912)	(17,534,288)	(23,065,101)	(20,531,402)	(22,426,900)
	Retirement Class	—	—	—	—	(57,021,512)	(63,371,865)	(11,476,240)	(13,545,385)	(47,585,257)	(78,284,367)	(71,937,849)	(70,849,935)
	Retail Class	—	—	—	—	(64,788,710)	(71,958,375)	(64,325,139)	(34,274,237)	(6,548,834)	(8,895,351)	(26,332,597)	(22,425,268)
Total distributions		(170,939,333)	(119,925,436)	(181,599,610)	(117,192,787)	(430,020,758)	(435,174,273)	(317,496,058)	(163,561,565)	(331,710,184)	(362,825,914)	(250,536,449)	(229,777,565)

SHAREHOLDER TRANSACTIONS
Subscriptions:	Institutional Class	266,783,098	238,184,333	302,888,790	228,656,869	469,640,373	454,998,095	538,325,945	476,953,904	613,321,911	789,225,880	157,140,774	148,046,006
	Premier Class	—	—	—	—	37,117,196	38,494,240	36,151,913	15,664,759	89,350,638	90,602,967	43,270,794	34,242,696
	Retirement Class	—	—	—	—	35,736,470	80,883,489	75,818,573	70,385,899	69,594,908	180,272,415	50,018,677	46,653,443
	Retail Class	—	—	—	—	76,182,424	76,885,728	76,872,469	54,528,462	15,517,750	19,833,320	23,944,430	26,074,797
Reinvestments of distributions:	Institutional Class	170,939,333	119,925,436	181,599,610	117,192,787	251,186,038	246,087,084	240,143,011	114,824,905	235,788,117	233,925,502	130,000,380	112,333,047
	Premier Class	—	—	—	—	17,052,180	18,551,505	1,151,695	436,235	23,801,795	27,172,002	20,952,485	22,606,339
	Retirement Class	—	—	—	—	62,651,515	68,999,739	11,472,072	13,854,787	63,190,642	91,195,714	72,897,051	70,895,636
	Retail Class	—	—	—	—	68,261,069	74,893,430	62,585,877	33,516,888	8,404,169	9,980,736	25,928,232	21,750,742
Redemptions:	Institutional Class	(228,300,645)	(154,892,499)	(157,772,735)	(132,909,985)	(457,927,233)	(219,801,392)	(408,400,616)	(225,812,994)	(286,618,460)	(250,965,395)	(137,894,124)	(257,337,874)
	Premier Class	—	—	—	—	(54,401,348)	(57,203,064)	(8,684,980)	(12,322,379)	(112,275,043)	(81,082,767)	(52,146,448)	(86,019,757)
	Retirement Class	—	—	—	—	(142,297,940)	(109,489,402)	(44,398,713)	(187,768,969)	(167,326,505)	(411,644,564)	(106,009,590)	(158,870,894)
	Retail Class	—	—	—	—	(98,146,255)	(100,078,480)	(64,886,431)	(54,880,141)	(20,958,105)	(21,601,531)	(30,364,318)	(36,302,160)
Net increase (decrease) from shareholder transactions		209,421,786	203,217,270	326,715,665	212,939,671	265,054,489	573,220,972	516,150,815	299,381,356	531,791,817	676,914,279	197,738,343	(55,927,979)
Net increase (decrease) in net assets		223,422,479	314,130,984	170,720,085	308,300,334	151,397,342	757,765,200	522,445,340	561,839,762	241,166,674	856,952,166	5,475,028	(109,793,444)

NET ASSETS
Beginning of period		1,785,221,496	1,471,090,512	1,723,933,208	1,415,632,874	4,715,571,132	3,957,805,932	2,833,350,288	2,271,510,526	5,314,198,021	4,457,245,855	1,729,983,710	1,839,777,154
End of period		$2,008,643,975	$1,785,221,496	$1,894,653,293	$1,723,933,208	$4,866,968,474	$4,715,571,132	$3,355,795,628	$2,833,350,288	$5,555,364,695	$5,314,198,021	$1,735,458,738	$1,729,983,710
Undistributed net investment income (loss) included in net assets		$16,431,905	$16,452,248	$34,822,806	$21,438,240	$3,105,560	$2,544,709	$7,337,535	$6,273,742	$54,942,428	$74,735,162	$1,597,512	$5,707,691

CHANGE IN FUND SHARES
Shares sold:	Institutional Class	22,973,085	20,926,454	29,778,990	21,532,574	38,423,948	37,083,269	34,439,098	30,956,763	34,572,992	43,686,533	7,216,770	6,274,861
	Premier Class	—	—	—	—	2,934,179	3,076,142	2,257,531	1,013,595	4,953,748	5,042,581	1,916,983	1,428,845
	Retirement Class	—	—	—	—	2,840,914	6,484,034	4,743,621	4,621,640	3,883,158	10,088,947	2,302,298	2,004,379
	Retail Class	—	—	—	—	4,797,424	4,987,533	4,873,889	3,559,002	895,468	1,141,828	1,106,563	1,127,560
Shares reinvested:	Institutional Class	15,610,898	11,104,207	18,417,810	11,801,892	21,375,234	21,350,929	16,336,259	7,870,110	13,724,570	13,891,063	6,319,902	5,096,781
	Premier Class	—	—	—	—	1,448,561	1,605,330	78,347	29,900	1,387,051	1,616,419	1,023,570	1,030,371
	Retirement Class	—	—	—	—	5,250,699	5,899,059	782,542	952,874	3,686,735	5,431,549	3,624,915	3,280,687
	Retail Class	—	—	—	—	4,518,600	5,162,088	4,260,441	2,298,826	505,666	611,565	1,289,320	1,006,047
Shares redeemed:	Institutional Class	(19,249,526)	(13,200,798)	(15,248,649)	(12,259,317)	(36,824,954)	(17,670,786)	(25,846,550)	(14,563,981)	(15,916,514)	(13,732,481)	(6,246,044)	(10,883,587)
	Premier Class	—	—	—	—	(4,492,374)	(4,630,936)	(567,246)	(827,528)	(6,276,156)	(4,542,265)	(2,426,576)	(3,695,963)
	Retirement Class	—	—	—	—	(11,313,570)	(8,731,551)	(2,816,558)	(12,054,343)	(9,334,558)	(22,684,438)	(4,898,696)	(6,945,940)
	Retail Class	—	—	—	—	(6,153,789)	(6,451,722)	(4,132,739)	(3,566,906)	(1,213,332)	(1,248,291)	(1,417,108)	(1,579,552)
Net increase (decrease) from shareholder transactions		19,334,457	18,829,863	32,948,151	21,075,149	22,804,872	48,163,389	34,408,635	20,289,952	30,868,828	39,303,010	9,811,897	(1,855,511)

74	2015 Annual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements	See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2015 Annual Report	75

Statements of changes in net assets	continued

TIAA-CREF Funds  ■  For the period or year ended

		Mid-Cap Value Fund		Small-Cap Equity Fund		Social Choice Equity Fund		Social Choice Low Carbon Equity Fund†	Emerging Markets Equity Fund		Enhanced International Equity Index Fund
		October 31, 2015	October 31, 2014	October 31, 2015	October 31, 2014	October 31, 2015	October 31, 2014	October 31, 2015	October 31, 2015	October 31, 2014	October 31, 2015	October 31, 2014

OPERATIONS
Net investment income (loss)		$66,041,878	$61,573,399	$19,018,070	$18,242,125	$45,716,701	$33,106,036	$78,252	$10,972,180	$8,406,271	$36,463,204	$35,842,798
Net realized gain (loss) on total investments		465,952,698	255,581,513	217,377,605	367,113,465	95,826,213	33,479,421	3,716	(91,823,010)	(18,728,478)	(8,891,026)	40,524,439
Net change in unrealized appreciation (depreciation) on total investments		(515,520,149)	335,292,887	(122,174,054)	(163,909,713)	(108,513,216)	206,074,581	69,247	(64,776,275)	(10,558,602)	(40,274,620)	(64,186,106)
Net increase (decrease) in net assets from operations		16,474,427	652,447,799	114,221,621	221,445,877	33,029,698	272,660,038	151,215	(145,627,105)	(20,880,809)	(12,702,442)	12,181,131

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:	Institutional Class	(44,439,232)	(27,146,554)	(13,424,422)	(12,320,624)	(18,273,805)	(13,921,038)	—	(10,617,067)	(4,860,905)	(38,034,012)	(28,489,144)
	Premier Class	(5,314,962)	(5,132,729)	(1,256,516)	(1,553,436)	(1,269,066)	(1,136,069)	—	(57,318)	(25,611)	—	—
	Retirement Class	(13,552,066)	(15,342,833)	(3,230,852)	(3,945,622)	(4,328,497)	(4,651,153)	—	(181,046)	(69,786)	—	—
	Retail Class	(3,568,377)	(2,311,073)	(605,244)	(699,178)	(12,681,922)	(4,149,878)	—	(52,744)	(20,940)	—	—
From realized gains:	Institutional Class	(142,408,757)	(131,561,589)	(244,327,464)	(121,598,446)	(14,545,809)	(8,877,865)	—	—	—	(39,241,441)	(30,786,587)
	Premier Class	(19,258,151)	(28,003,259)	(25,566,957)	(16,664,382)	(1,117,508)	(804,586)	—	—	—	—	—
	Retirement Class	(55,123,329)	(92,022,594)	(70,597,977)	(45,154,576)	(4,238,039)	(3,543,313)	—	—	—	—	—
	Retail Class	(14,250,518)	(15,555,473)	(14,133,002)	(8,412,775)	(11,302,872)	(3,175,709)	—	—	—	—	—
Total distributions		(297,915,392)	(317,076,104)	(373,142,434)	(210,349,039)	(67,757,518)	(40,259,611)	—	(10,908,175)	(4,977,242)	(77,275,453)	(59,275,731)

SHAREHOLDER TRANSACTIONS
Subscriptions:	Institutional Class	530,491,945	947,226,878	376,673,720	313,687,761	249,509,870	295,755,997	28,315,526	265,446,733	248,261,795	331,020,769	234,243,550
	Premier Class	90,945,804	92,354,469	52,758,701	45,281,352	20,856,583	22,556,053	1,000,000	9,289,942	2,581,234	—	—
	Retirement Class	59,041,929	258,476,594	78,001,717	53,929,650	31,057,079	54,792,515	1,992,614	20,361,509	6,257,348	—	—
	Retail Class	54,661,955	83,611,996	16,387,398	14,693,159	148,574,434	611,204,202	1,527,707	1,139,733	1,635,640	—	—
Reinvestments of distributions:	Institutional Class	184,072,274	156,521,563	257,450,380	133,818,964	31,091,166	21,494,424	—	10,617,067	4,860,905	77,275,453	59,275,731
	Premier Class	24,573,113	33,135,988	26,823,473	18,217,818	2,368,795	1,938,909	—	57,318	25,611	—	—
	Retirement Class	68,670,864	107,204,211	73,827,616	49,091,097	8,559,805	8,182,132	—	181,046	69,786	—	—
	Retail Class	17,389,021	17,448,553	14,329,903	8,879,010	23,532,337	6,992,428	—	51,672	20,508	—	—
Redemptions:	Institutional Class	(365,907,976)	(280,461,951)	(240,354,405)	(115,527,343)	(184,821,736)	(97,547,606)	(151)	(58,730,382)	(54,714,307)	(55,786,941)	(38,176,055)
	Premier Class	(122,112,764)	(188,552,922)	(64,724,421)	(72,907,513)	(39,838,338)	(29,434,172)	—	(3,286,231)	(1,634,163)	—	—
	Retirement Class	(211,906,607)	(768,820,414)	(79,566,305)	(132,023,811)	(80,859,939)	(115,343,750)	(5,345)	(3,987,579)	(3,101,822)	—	—
	Retail Class	(66,120,817)	(66,708,393)	(13,836,371)	(18,967,644)	(159,706,929)	(58,878,801)	(16,743)	(1,939,578)	(1,417,602)	—	—
Net increase (decrease) from shareholder transactions		263,798,741	391,436,572	497,771,406	298,172,500	50,323,127	721,712,331	32,813,608	239,201,250	202,844,933	352,509,281	255,343,226
Net increase (decrease) in net assets		(17,642,224)	726,808,267	238,850,593	309,269,338	15,595,307	954,112,758	32,964,823	82,665,970	176,986,882	262,531,386	208,248,626

NET ASSETS
Beginning of period		5,163,185,012	4,436,376,745	2,650,629,668	2,341,360,330	2,685,767,909	1,731,655,151	—	879,472,673	702,485,791	1,030,084,137	821,835,511
End of period		$5,145,542,788	$5,163,185,012	$2,889,480,261	$2,650,629,668	$2,701,363,216	$2,685,767,909	$32,964,823	$962,138,643	$879,472,673	$1,292,615,523	$1,030,084,137
Undistributed net investment income (loss) included in net assets		$47,218,440	$48,197,657	$11,579,040	$10,631,304	$36,990,201	$27,862,735	$79,302	$8,197,957	$8,072,142	$33,905,060	$33,653,319

CHANGE IN FUND SHARES
Shares sold:	Institutional Class	22,010,193	39,160,644	21,273,312	16,612,769	14,922,855	18,652,027	2,865,262	27,112,731	22,796,350	44,374,476	28,707,755
	Premier Class	3,737,321	3,903,952	2,922,233	2,378,857	1,229,363	1,435,410	100,000	916,244	233,667	—	—
	Retirement Class	2,443,039	11,025,106	4,413,738	2,887,812	1,828,082	3,429,524	205,715	1,999,625	573,093	—	—
	Retail Class	2,279,344	3,573,694	952,875	790,373	9,718,363	40,200,358	154,453	113,859	149,961	—	—
Shares reinvested:	Institutional Class	7,883,181	7,160,181	15,499,722	7,463,411	1,909,777	1,449,388	—	1,071,349	451,757	10,838,072	7,698,147
	Premier Class	1,053,736	1,517,911	1,621,733	1,018,894	145,772	131,008	—	5,784	2,380	—	—
	Retirement Class	2,953,585	4,926,664	4,532,082	2,779,790	518,776	544,749	—	18,306	6,504	—	—
	Retail Class	759,346	813,073	886,752	505,926	1,584,669	514,906	—	5,219	1,909	—	—
Shares redeemed:	Institutional Class	(14,976,353)	(11,805,221)	(13,390,075)	(6,025,328)	(11,056,724)	(6,121,098)	(15)	(5,739,072)	(4,960,753)	(7,283,263)	(4,602,301)
	Premier Class	(5,027,783)	(7,972,847)	(3,714,771)	(3,925,328)	(2,392,372)	(1,898,686)	—	(338,780)	(150,104)	—	—
	Retirement Class	(8,740,838)	(31,993,418)	(4,526,436)	(7,091,291)	(4,752,535)	(7,103,239)	(556)	(415,268)	(284,933)	—	—
	Retail Class	(2,783,394)	(2,880,587)	(795,700)	(1,029,142)	(10,484,694)	(4,032,594)	(1,761)	(206,100)	(128,416)	—	—
Net increase (decrease) from shareholder transactions		11,591,377	17,429,152	29,675,465	16,366,743	3,171,332	47,201,753	3,323,098	24,543,897	18,691,415	47,929,285	31,803,601
† For the period August 7, 2015 to October 31, 2015.

76	2015 Annual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements	See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2015 Annual Report	77

Statements of changes in net assets	concluded

TIAA-CREF Funds  ■  For the period or year ended

		Global Natural Resources Fund		International Equity Fund		International Opportunities Fund		Social Choice International Equity Fund†
		October 31, 2015	October 31, 2014	October 31, 2015	October 31, 2014	October 31, 2015	October 31, 2014	October 31, 2015

OPERATIONS
Net investment income (loss)		$6,715,828	$4,131,489	$60,720,708	$51,986,189	$14,530,317	$11,945,854	$77,936
Net realized gain (loss) on total investments		(40,177,958)	(8,508,208)	(108,746,752)	151,004,759	(36,886,384)	(62,179,695)	(4,229)
Net change in unrealized appreciation (depreciation) on total investments		(14,527,303)	(14,158,431)	154,994,018	(376,962,535)	40,211,878	14,939,164	(997,067)
Net increase (decrease) in net assets from operations		(47,989,433)	(18,535,150)	106,967,974	(173,971,587)	17,855,811	(35,294,677)	(923,360)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:	Institutional Class	(4,000,554)	(4,052,040)	(34,377,261)	(32,320,680)	(10,715,553)	(3,274,344)	—
	Premier Class	(75,410)	(72,021)	(3,688,826)	(4,432,285)	(8,671)	(3,020)	—
	Retirement Class	(154,589)	(214,314)	(7,508,884)	(11,288,784)	(28,967)	(8,071)	—
	Retail Class	(78,885)	(99,017)	(5,318,685)	(6,663,675)	(17,344)	(3,066)	—
From realized gains:	Institutional Class	—	—	—	—	—	—	—
	Premier Class	—	—	—	—	—	—	—
	Retirement Class	—	—	—	—	—	—	—
	Retail Class	—	—	—	—	—	—	—
Total distributions		(4,309,438)	(4,437,392)	(50,893,656)	(54,705,424)	(10,770,535)	(3,288,501)	—

SHAREHOLDER TRANSACTIONS
Subscriptions:	Institutional Class	70,357,696	70,615,779	632,653,848	682,658,576	218,689,346	350,141,568	17,038,476
	Premier Class	2,456,671	1,065,712	72,675,972	62,363,364	16	2	1,000,000
	Retirement Class	5,446,514	3,440,694	74,988,824	79,553,696	8,798,025	2,651,362	1,637,782
	Retail Class	2,555,894	1,421,453	33,200,251	34,217,129	2,050,561	2,118,694	1,051,920
Reinvestments of distributions:	Institutional Class	4,000,554	4,052,040	34,283,727	32,274,582	10,715,553	3,245,022	—
	Premier Class	75,410	71,918	3,688,012	4,432,285	8,671	3,020	—
	Retirement Class	154,589	214,314	7,505,902	11,280,501	28,967	8,071	—
	Retail Class	75,982	96,465	5,139,852	6,457,739	17,246	2,993	—
Redemptions:	Institutional Class	(29,539,544)	(56,381,052)	(284,194,199)	(229,501,760)	(111,789,878)	(52,148,303)	—
	Premier Class	(2,057,727)	(888,660)	(102,747,277)	(59,535,431)	—	—	—
	Retirement Class	(3,019,264)	(4,806,857)	(135,024,745)	(206,966,893)	(3,666,267)	(1,005,740)	(4,097)
	Retail Class	(2,682,665)	(1,298,437)	(38,856,705)	(37,639,663)	(2,514,050)	(1,049,569)	(6,683)
Net increase (decrease) from shareholder transactions		47,824,110	17,603,369	303,313,462	379,594,125	122,338,190	303,967,120	20,717,398
Net increase (decrease) in net assets		(4,474,761)	(5,369,173)	359,387,780	150,917,114	129,423,466	265,383,942	19,794,038

NET ASSETS
Beginning of period		256,356,641	261,725,814	3,693,968,255	3,543,051,141	1,048,884,557	783,500,615	—
End of period		$251,881,880	$256,356,641	$4,053,356,035	$3,693,968,255	$1,178,308,023	$1,048,884,557	$19,794,038
Undistributed net investment income (loss) included in net assets		$5,365,605	$3,586,252	$55,249,932	$47,951,874	$13,339,460	$9,951,385	$82,969

CHANGE IN FUND SHARES
Shares sold:	Institutional Class	8,715,992	7,198,964	57,130,624	59,696,090	20,809,637	32,488,984	1,704,106
	Premier Class	289,341	107,000	6,373,932	5,506,874	—	—	100,000
	Retirement Class	665,897	347,159	6,356,179	6,630,277	788,309	242,222	169,067
	Retail Class	313,036	145,273	4,352,299	4,331,629	185,221	196,445	105,443
Shares reinvested:	Institutional Class	483,159	428,334	3,252,726	2,894,581	1,065,164	305,557	—
	Premier Class	9,118	7,610	350,572	397,871	863	285	—
	Retirement Class	18,670	22,655	687,984	978,361	2,882	761	—
	Retail Class	9,177	10,208	718,860	847,472	1,716	282	—
Shares redeemed:	Institutional Class	(3,601,237)	(5,702,814)	(24,924,427)	(19,860,074)	(10,278,103)	(4,659,422)	—
	Premier Class	(249,866)	(92,059)	(9,547,286)	(5,166,914)	—	—	—
	Retirement Class	(355,738)	(483,981)	(11,658,746)	(17,413,792)	(345,202)	(92,965)	(444)
	Retail Class	(337,487)	(131,851)	(5,139,491)	(4,776,450)	(237,595)	(98,649)	(701)
Net increase (decrease) from shareholder transactions		5,960,062	1,856,498	27,953,226	34,065,925	11,992,892	28,383,500	2,077,471
† For the period August 7, 2015 to October 31, 2015.

78	2015 Annual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements	See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2015 Annual Report	79

Financial highlights

TIAA-CREF Funds

		Selected per share data
			Gain (loss) from investment operations
	For the	Net asset	Net	Net realized and	Total gain	Less distributions from		Total	Net asset
	period	value,	investment	unrealized gain	(loss) from	Net	Net	dividends	value,
	or year	beginning	income	(loss) on total	investment	investment	realized	and	end of
	ended	of period	(loss)[a]	investments	operations	income	gains	distributions	period

ENHANCED LARGE-CAP GROWTH INDEX FUND
Institutional Class:	10/31/15	$12.19	$0.12	$0.98	$1.10	$(0.14)	$(1.03)	$(1.17)	$12.12
	10/31/14	11.53	0.14	1.44	1.58	(0.12)	(0.80)	(0.92)	12.19
	10/31/13	9.65	0.14	2.22	2.36	(0.12)	(0.36)	(0.48)	11.53
	10/31/12	9.54	0.11	0.93	1.04	(0.10)	(0.83)	(0.93)	9.65
	10/31/11	9.05	0.10	0.86	0.96	(0.09)	(0.38)	(0.47)	9.54

ENHANCED LARGE-CAP VALUE INDEX FUND
Institutional Class:	10/31/15	11.18	0.23	(0.11)	0.12	(0.18)	(1.00)	(1.18)	10.12
	10/31/14	10.64	0.17	1.23	1.40	(0.16)	(0.70)	(0.86)	11.18
	10/31/13	8.64	0.18	2.20	2.38	(0.19)	(0.19)	(0.38)	10.64
	10/31/12	8.01	0.17	0.94	1.11	(0.15)	(0.33)	(0.48)	8.64
	10/31/11	7.72	0.15	0.32	0.47	(0.11)	(0.07)	(0.18)	8.01

GROWTH & INCOME FUND
Institutional Class:	10/31/15	12.96	0.13	0.65	0.78	(0.14)	(1.10)	(1.24)	12.50
	10/31/14	12.64	0.13	1.64	1.77	(0.14)	(1.31)	(1.45)	12.96
	10/31/13	10.34	0.15	2.76	2.91	(0.16)	(0.45)	(0.61)	12.64
	10/31/12	9.21	0.13	1.22	1.35	(0.14)	(0.08)	(0.22)	10.34
	10/31/11	8.53	0.10	0.68	0.78	(0.10)	—	(0.10)	9.21
Premier Class:	10/31/15	12.96	0.12	0.65	0.77	(0.12)	(1.10)	(1.22)	12.51
	10/31/14	12.65	0.11	1.63	1.74	(0.12)	(1.31)	(1.43)	12.96
	10/31/13	10.35	0.14	2.75	2.89	(0.14)	(0.45)	(0.59)	12.65
	10/31/12	9.21	0.12	1.23	1.35	(0.13)	(0.08)	(0.21)	10.35
	10/31/11	8.53	0.09	0.68	0.77	(0.09)	—	(0.09)	9.21
Retirement Class:	10/31/15	13.13	0.11	0.65	0.76	(0.11)	(1.10)	(1.21)	12.68
	10/31/14	12.79	0.10	1.66	1.76	(0.11)	(1.31)	(1.42)	13.13
	10/31/13	10.46	0.13	2.78	2.91	(0.13)	(0.45)	(0.58)	12.79
	10/31/12	9.31	0.11	1.24	1.35	(0.12)	(0.08)	(0.20)	10.46
	10/31/11	8.62	0.08	0.69	0.77	(0.08)	—	(0.08)	9.31
Retail Class:	10/31/15	16.31	0.12	0.84	0.96	(0.09)	(1.10)	(1.19)	16.08
	10/31/14	15.55	0.12	2.04	2.16	(0.09)	(1.31)	(1.40)	16.31
	10/31/13	12.59	0.14	3.38	3.52	(0.11)	(0.45)	(0.56)	15.55
	10/31/12	11.16	0.12	1.49	1.61	(0.10)	(0.08)	(0.18)	12.59
	10/31/11	10.32	0.10	0.82	0.92	(0.08)	—	(0.08)	11.16

80	2015 Annual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements

			Ratios and supplemental data
	For the
	period		Net assets at	Ratios to average net assets			Portfolio
	or year		end of period	Gross	Net	Net investment	turnover
	ended	Total return	(in thousands)	expenses	expenses	income (loss)	rate

ENHANCED LARGE-CAP GROWTH INDEX FUND
Institutional Class:	10/31/15	10.08%	$2,008,644	0.34%	0.34%	1.06%	112%
	10/31/14	14.75	1,785,221	0.35	0.35	1.22	105
	10/31/13	25.73	1,471,091	0.37	0.37	1.34	104
	10/31/12	12.07	1,007,636	0.38	0.38	1.16	150
	10/31/11	10.78	818,884	0.38	0.37	1.05	121

ENHANCED LARGE-CAP VALUE INDEX FUND
Institutional Class:	10/31/15	1.34	1,894,653	0.35	0.35	2.26	89
	10/31/14	14.29	1,723,933	0.35	0.35	1.63	91
	10/31/13	28.65	1,415,633	0.36	0.36	1.86	80
	10/31/12	14.73	1,050,177	0.38	0.38	2.12	87
	10/31/11	6.19	800,221	0.38	0.37	1.79	114

GROWTH & INCOME FUND
Institutional Class:	10/31/15	6.74	3,078,681	0.43	0.43	1.08	90
	10/31/14	15.48	2,893,199	0.44	0.44	1.06	98
	10/31/13	29.53	2,307,313	0.45	0.45	1.35	146
	10/31/12	14.83	1,547,720	0.46	0.46	1.33	111
	10/31/11	9.20	1,105,465	0.47	0.47	1.09	116
Premier Class:	10/31/15	6.65	166,799	0.58	0.58	0.94	90
	10/31/14	15.30	174,273	0.59	0.59	0.92	98
	10/31/13	29.20	169,367	0.60	0.60	1.23	146
	10/31/12	14.77	152,950	0.61	0.61	1.20	111
	10/31/11	9.03	126,358	0.62	0.62	0.95	116
Retirement Class:	10/31/15	6.45	623,557	0.68	0.68	0.84	90
	10/31/14	15.26	687,630	0.69	0.69	0.82	98
	10/31/13	29.05	623,206	0.70	0.70	1.12	146
	10/31/12	14.61	528,574	0.71	0.71	1.08	111
	10/31/11	8.92	393,410	0.72	0.72	0.86	116
Retail Class:	10/31/15	6.43	997,931	0.73	0.73	0.78	90
	10/31/14	15.12	960,469	0.76	0.76	0.75	98
	10/31/13	28.98	857,921	0.79	0.79	1.03	146
	10/31/12	14.52	674,389	0.82	0.82	0.99	111
	10/31/11	8.90	569,318	0.72	0.72	0.85	116

See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2015 Annual Report	81

Financial highlights

TIAA-CREF Funds

		Selected per share data
			Gain (loss) from investment operations
	For the	Net asset	Net		Net realized and	Total gain	Less distributions from		Total	Net asset
	period	value,	investment		unrealized gain	(loss) from	Net	Net	dividends	value,
	or year	beginning	income		(loss) on total	investment	investment	realized	and	end of
	ended	of period	(loss)[a]		investments	operations	income	gains	distributions	period

LARGE-CAP GROWTH FUND
Institutional Class:	10/31/15	$16.61	$0.05		$1.59	$1.64	$(0.05)	$(1.83)	$(1.88)	$16.37
	10/31/14	15.11	0.06		2.54	2.60	(0.06)	(1.04)	(1.10)	16.61
	10/31/13	11.65	0.08		3.75	3.83	(0.05)	(0.32)	(0.37)	15.11
	10/31/12	10.64	0.05		1.09	1.14	(0.03)	(0.10)	(0.13)	11.65
	10/31/11	9.91	0.04		0.72	0.76	(0.03)	—	(0.03)	10.64
Premier Class:	10/31/15	16.58	0.02		1.61	1.63	(0.03)	(1.83)	(1.86)	16.35
	10/31/14	15.10	0.03		2.53	2.56	(0.04)	(1.04)	(1.08)	16.58
	10/31/13	11.63	0.06		3.76	3.82	(0.03)	(0.32)	(0.35)	15.10
	10/31/12	10.62	0.04		1.09	1.13	(0.02)	(0.10)	(0.12)	11.63
	10/31/11	9.90	0.02		0.73	0.75	(0.03)	—	(0.03)	10.62
Retirement Class:	10/31/15	16.52	0.01		1.58	1.59	—	(1.83)	(1.83)	16.28
	10/31/14	15.04	0.02		2.53	2.55	(0.03)	(1.04)	(1.07)	16.52
	10/31/13	11.60	0.04		3.75	3.79	(0.03)	(0.32)	(0.35)	15.04
	10/31/12	10.60	0.03		1.08	1.11	(0.01)	(0.10)	(0.11)	11.60
	10/31/11	9.87	0.01		0.73	0.74	(0.01)	—	(0.01)	10.60
Retail Class:	10/31/15	16.55	0.00	[d]	1.59	1.59	—	(1.83)	(1.83)	16.31
	10/31/14	15.06	0.00	[d]	2.53	2.53	0.00 [d]	(1.04)	(1.04)	16.55
	10/31/13	11.61	0.03		3.74	3.77	0.00 [d]	(0.32)	(0.32)	15.06
	10/31/12	10.61	0.01		1.09	1.10	0.00 [d]	(0.10)	(0.10)	11.61
	10/31/11	9.89	0.01		0.72	0.73	(0.01)	—	(0.01)	10.61

LARGE-CAP VALUE FUND
Institutional Class:	10/31/15	18.64	0.24		(0.11)	0.13	(0.33)	(0.85)	(1.18)	17.59
	10/31/14	18.13	0.33		1.65	1.98	(0.24)	(1.23)	(1.47)	18.64
	10/31/13	14.11	0.29		4.05	4.34	(0.27)	(0.05)	(0.32)	18.13
	10/31/12	12.27	0.26		1.77	2.03	(0.19)	—	(0.19)	14.11
	10/31/11	12.21	0.19		0.03	0.22	(0.16)	—	(0.16)	12.27
Premier Class:	10/31/15	18.59	0.22		(0.13)	0.09	(0.30)	(0.85)	(1.15)	17.53
	10/31/14	18.09	0.30		1.65	1.95	(0.22)	(1.23)	(1.45)	18.59
	10/31/13	14.08	0.27		4.04	4.31	(0.25)	(0.05)	(0.30)	18.09
	10/31/12	12.24	0.24		1.77	2.01	(0.17)	—	(0.17)	14.08
	10/31/11	12.20	0.17		0.02	0.19	(0.15)	—	(0.15)	12.24
Retirement Class:	10/31/15	18.55	0.20		(0.12)	0.08	(0.28)	(0.85)	(1.13)	17.50
	10/31/14	18.05	0.29		1.64	1.93	(0.20)	(1.23)	(1.43)	18.55
	10/31/13	14.05	0.25		4.03	4.28	(0.23)	(0.05)	(0.28)	18.05
	10/31/12	12.21	0.22		1.77	1.99	(0.15)	—	(0.15)	14.05
	10/31/11	12.15	0.16		0.03	0.19	(0.13)	—	(0.13)	12.21
Retail Class:	10/31/15	18.01	0.18		(0.11)	0.07	(0.27)	(0.85)	(1.12)	16.96
	10/31/14	17.57	0.27		1.59	1.86	(0.19)	(1.23)	(1.42)	18.01
	10/31/13	13.68	0.22		3.94	4.16	(0.22)	(0.05)	(0.27)	17.57
	10/31/12	11.91	0.20		1.72	1.92	(0.15)	—	(0.15)	13.68
	10/31/11	11.86	0.15		0.03	0.18	(0.13)	—	(0.13)	11.91

82	2015 Annual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements

continued

			Ratios and supplemental data
	For the
	period		Net assets at	Ratios to average net assets			Portfolio
	or year		end of period	Gross	Net	Net investment	turnover
	ended	Total return	(in thousands)	expenses	expenses	income (loss)	rate

LARGE-CAP GROWTH FUND
Institutional Class:	10/31/15	11.14%	$2,518,469	0.44%	0.44%	0.32%	80%
	10/31/14	18.18	2,140,596	0.46	0.46	0.37	96
	10/31/13	33.71	1,581,268	0.46	0.46	0.61	102
	10/31/12	10.95	1,082,094	0.47	0.47	0.48	148
	10/31/11	7.71	843,064	0.48	0.48	0.34	160
Premier Class:	10/31/15	11.06	37,977	0.59	0.59	0.14	80
	10/31/14	17.91	9,194	0.61	0.61	0.21	96
	10/31/13	33.68	5,110	0.62	0.62	0.48	102
	10/31/12	10.72	4,288	0.63	0.63	0.35	148
	10/31/11	7.55	10,205	0.63	0.63	0.20	160
Retirement Class:	10/31/15	10.83	145,672	0.70	0.70	0.07	80
	10/31/14	17.89	102,990	0.71	0.71	0.13	96
	10/31/13	33.49	191,225	0.71	0.71	0.34	102
	10/31/12	10.57	111,273	0.72	0.72	0.23	148
	10/31/11	7.49	69,209	0.73	0.73	0.10	160
Retail Class:	10/31/15	10.81	653,677	0.78	0.78	(0.01)	80
	10/31/14	17.75	580,569	0.81	0.81	0.02	96
	10/31/13	33.29	493,908	0.85	0.85	0.24	102
	10/31/12	10.44	387,606	0.89	0.89	0.06	148
	10/31/11	7.41	367,733	0.79	0.79	0.05	160

LARGE-CAP VALUE FUND
Institutional Class:	10/31/15	0.83	4,091,753	0.42	0.41	1.35	61
	10/31/14	11.78	3,734,156	0.44	0.44	1.84	49
	10/31/13	31.38	2,837,163	0.45	0.45	1.78	54
	10/31/12	16.79	1,774,248	0.46	0.46	1.93	63
	10/31/11	1.77	1,210,661	0.47	0.47	1.48	68
Premier Class:	10/31/15	0.62	359,857	0.57	0.56	1.20	61
	10/31/14	11.59	380,387	0.59	0.59	1.70	49
	10/31/13	31.21	331,817	0.60	0.60	1.65	54
	10/31/12	16.66	267,987	0.61	0.61	1.79	63
	10/31/11	1.54	189,354	0.62	0.62	1.31	68
Retirement Class:	10/31/15	0.53	970,460	0.67	0.66	1.11	61
	10/31/14	11.51	1,061,428	0.69	0.69	1.62	49
	10/31/13	31.06	1,162,308	0.70	0.70	1.54	54
	10/31/12	16.53	794,585	0.71	0.71	1.70	63
	10/31/11	1.52	704,222	0.72	0.72	1.22	68
Retail Class:	10/31/15	0.51	133,294	0.74	0.72	1.04	61
	10/31/14	11.39	138,226	0.76	0.76	1.53	49
	10/31/13	30.94	125,958	0.80	0.80	1.44	54
	10/31/12	16.36	86,119	0.84	0.84	1.58	63
	10/31/11	1.49	79,489	0.72	0.72	1.22	68

See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2015 Annual Report	83

Financial highlights

TIAA-CREF Funds

		Selected per share data
			Gain (loss) from investment operations
	For the	Net asset	Net	Net realized and	Total gain	Less distributions from		Total	Net asset
	period	value,	investment	unrealized gain	(loss) from	Net	Net	dividends	value,
	or year	beginning	income	(loss) on total	investment	investment	realized	and	end of
	ended	of period	(loss)[a]	investments	operations	income	gains	distributions	period

MID-CAP GROWTH FUND
Institutional Class:	10/31/15	$24.31	$0.05	$0.67	$0.72	$(0.11)	$(3.45)	$(3.56)	$21.47
	10/31/14	25.18	0.10	2.24	2.34	(0.06)	(3.15)	(3.21)	24.31
	10/31/13	19.94	0.10	6.33	6.43	(0.15)	(1.04)	(1.19)	25.18
	10/31/12	18.75	0.11	1.80	1.91	—	(0.72)	(0.72)	19.94
	10/31/11	17.57	0.03	1.15	1.18	—	—	—	18.75
Premier Class:	10/31/15	24.18	0.01	0.67	0.68	(0.07)	(3.45)	(3.52)	21.34
	10/31/14	25.05	0.06	2.25	2.31	(0.03)	(3.15)	(3.18)	24.18
	10/31/13	19.84	0.07	6.30	6.37	(0.12)	(1.04)	(1.16)	25.05
	10/31/12	18.69	0.08	1.79	1.87	—	(0.72)	(0.72)	19.84
	10/31/11	17.54	0.00 [d]	1.15	1.15	—	—	—	18.69
Retirement Class:	10/31/15	23.79	(0.01)	0.66	0.65	(0.05)	(3.45)	(3.50)	20.94
	10/31/14	24.70	0.04	2.20	2.24	0.00 [d]	(3.15)	(3.15)	23.79
	10/31/13	19.58	0.05	6.21	6.26	(0.10)	(1.04)	(1.14)	24.70
	10/31/12	18.47	0.06	1.77	1.83	—	(0.72)	(0.72)	19.58
	10/31/11	17.35	(0.02)	1.14	1.12	—	—	—	18.47
Retail Class:	10/31/15	23.78	(0.02)	0.65	0.63	(0.03)	(3.45)	(3.48)	20.93
	10/31/14	24.71	0.02	2.20	2.22	—	(3.15)	(3.15)	23.78
	10/31/13	19.58	0.03	6.22	6.25	(0.08)	(1.04)	(1.12)	24.71
	10/31/12	18.49	0.04	1.77	1.81	—	(0.72)	(0.72)	19.58
	10/31/11	17.37	(0.02)	1.14	1.12	—	—	—	18.49

MID-CAP VALUE FUND
Institutional Class:	10/31/15	24.98	0.33	(0.27)	0.06	(0.35)	(1.12)	(1.47)	23.57
	10/31/14	23.44	0.33	2.92	3.25	(0.29)	(1.42)	(1.71)	24.98
	10/31/13	18.50	0.33	5.26	5.59	(0.32)	(0.33)	(0.65)	23.44
	10/31/12	16.65	0.28	1.80	2.08	(0.23)	—	(0.23)	18.50
	10/31/11	15.96	0.23	0.70	0.93	(0.24)	—	(0.24)	16.65
Premier Class:	10/31/15	24.91	0.29	(0.26)	0.03	(0.31)	(1.12)	(1.43)	23.51
	10/31/14	23.38	0.30	2.91	3.21	(0.26)	(1.42)	(1.68)	24.91
	10/31/13	18.46	0.30	5.24	5.54	(0.29)	(0.33)	(0.62)	23.38
	10/31/12	16.61	0.26	1.79	2.05	(0.20)	—	(0.20)	18.46
	10/31/11	15.94	0.22	0.68	0.90	(0.23)	—	(0.23)	16.61
Retirement Class:	10/31/15	24.81	0.27	(0.28)	(0.01)	(0.27)	(1.12)	(1.39)	23.41
	10/31/14	23.29	0.27	2.91	3.18	(0.24)	(1.42)	(1.66)	24.81
	10/31/13	18.39	0.28	5.22	5.50	(0.27)	(0.33)	(0.60)	23.29
	10/31/12	16.54	0.24	1.79	2.03	(0.18)	—	(0.18)	18.39
	10/31/11	15.86	0.20	0.68	0.88	(0.20)	—	(0.20)	16.54
Retail Class:	10/31/15	24.46	0.25	(0.26)	(0.01)	(0.28)	(1.12)	(1.40)	23.05
	10/31/14	22.98	0.25	2.86	3.11	(0.21)	(1.42)	(1.63)	24.46
	10/31/13	18.15	0.27	5.16	5.43	(0.27)	(0.33)	(0.60)	22.98
	10/31/12	16.35	0.22	1.76	1.98	(0.18)	—	(0.18)	18.15
	10/31/11	15.68	0.21	0.67	0.88	(0.21)	—	(0.21)	16.35

84	2015 Annual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements

continued

			Ratios and supplemental data
	For the
	period		Net assets at	Ratios to average net assets			Portfolio
	or year		end of period	Gross	Net	Net investment	turnover
	ended	Total return	(in thousands)	expenses	expenses	income (loss)	rate

MID-CAP GROWTH FUND
Institutional Class:	10/31/15	3.61%	$ 948,072	0.47%	0.47%	0.20%	104%
	10/31/14	10.64	896,227	0.47	0.47	0.42	104
	10/31/13	34.07	915,882	0.47	0.47	0.46	105
	10/31/12	10.66	586,349	0.48	0.48	0.59	85
	10/31/11	6.72	409,941	0.49	0.49	0.16	81
Premier Class:	10/31/15	3.44	136,135	0.62	0.62	0.05	104
	10/31/14	10.48	141,798	0.62	0.62	0.27	104
	10/31/13	33.93	177,935	0.62	0.62	0.33	105
	10/31/12	10.48	159,806	0.63	0.63	0.41	85
	10/31/11	6.56	165,209	0.64	0.64	0.01	81
Retirement Class:	10/31/15	3.32	470,864	0.72	0.72	(0.04)	104
	10/31/14	10.40	510,331	0.72	0.72	0.17	104
	10/31/13	33.71	570,942	0.72	0.72	0.25	105
	10/31/12	10.38	476,061	0.73	0.73	0.30	85
	10/31/11	6.52	505,020	0.74	0.74	(0.10)	81
Retail Class:	10/31/15	3.27	180,387	0.78	0.78	(0.11)	104
	10/31/14	10.29	181,627	0.79	0.79	0.10	104
	10/31/13	33.64	175,018	0.82	0.82	0.13	105
	10/31/12	10.26	125,453	0.84	0.84	0.20	85
	10/31/11	6.45	115,367	0.74	0.74	(0.10)	81

MID-CAP VALUE FUND
Institutional Class:	10/31/15	0.27	3,357,973	0.42	0.39	1.34	39
	10/31/14	14.91	3,186,049	0.44	0.43	1.37	28
	10/31/13	31.23	2,181,142	0.45	0.45	1.59	46
	10/31/12	12.66	1,393,965	0.46	0.46	1.61	33
	10/31/11	5.83	965,871	0.46	0.46	1.36	39
Premier Class:	10/31/15	0.10	394,843	0.57	0.54	1.20	39
	10/31/14	14.73	424,326	0.59	0.58	1.27	28
	10/31/13	31.00	457,994	0.60	0.60	1.46	46
	10/31/12	12.53	378,125	0.61	0.61	1.47	33
	10/31/11	5.71	313,155	0.61	0.61	1.30	39
Retirement Class:	10/31/15	0.00	1,096,242	0.67	0.64	1.10	39
	10/31/14	14.62	1,244,449	0.69	0.68	1.16	28
	10/31/13	30.87	1,542,181	0.70	0.70	1.37	46
	10/31/12	12.41	1,233,934	0.71	0.71	1.39	33
	10/31/11	5.62	1,190,007	0.71	0.71	1.18	39
Retail Class:	10/31/15	(0.02)	296,484	0.71	0.69	1.05	39
	10/31/14	14.52	308,362	0.75	0.74	1.08	28
	10/31/13	30.83	255,059	0.76	0.76	1.30	46
	10/31/12	12.27	199,693	0.81	0.81	1.26	33
	10/31/11	5.59	155,210	0.70	0.70	1.22	39

See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2015 Annual Report	85

Financial highlights

TIAA-CREF Funds

			Selected per share data
				Gain (loss) from investment operations
	For the		Net asset	Net	Net realized and	Total gain	Less distributions from		Total	Net asset
	period		value,	investment	unrealized gain	(loss) from	Net	Net	dividends	value,
	or year		beginning	income	(loss) on total	investment	investment	realized	and	end of
	ended		of period	(loss)[a]	investments	operations	income	gains	distributions	period

SMALL-CAP EQUITY FUND
Institutional Class:	10/31/15		$19.70	$0.13	$0.55	$0.68	$(0.14)	$(2.62)	$(2.76)	$17.62
	10/31/14		19.79	0.15	1.53	1.68	(0.16)	(1.61)	(1.77)	19.70
	10/31/13		14.63	0.18	5.43	5.61	(0.18)	(0.27)	(0.45)	19.79
	10/31/12		13.88	0.13	1.15	1.28	(0.10)	(0.43)	(0.53)	14.63
	10/31/11		13.13	0.08	0.74	0.82	(0.07)	—	(0.07)	13.88
Premier Class:	10/31/15		19.62	0.11	0.55	0.66	(0.13)	(2.62)	(2.75)	17.53
	10/31/14		19.74	0.13	1.51	1.64	(0.15)	(1.61)	(1.76)	19.62
	10/31/13		14.59	0.16	5.41	5.57	(0.15)	(0.27)	(0.42)	19.74
	10/31/12		13.85	0.11	1.15	1.26	(0.09)	(0.43)	(0.52)	14.59
	10/31/11		13.11	0.06	0.75	0.81	(0.07)	—	(0.07)	13.85
Retirement Class:	10/31/15		19.36	0.09	0.54	0.63	(0.12)	(2.62)	(2.74)	17.25
	10/31/14		19.51	0.11	1.49	1.60	(0.14)	(1.61)	(1.75)	19.36
	10/31/13		14.42	0.14	5.36	5.50	(0.14)	(0.27)	(0.41)	19.51
	10/31/12		13.68	0.09	1.14	1.23	(0.06)	(0.43)	(0.49)	14.42
	10/31/11		12.94	0.04	0.74	0.78	(0.04)	—	(0.04)	13.68
Retail Class:	10/31/15		19.22	0.07	0.54	0.61	(0.11)	(2.62)	(2.73)	17.10
	10/31/14		19.39	0.09	1.48	1.57	(0.13)	(1.61)	(1.74)	19.22
	10/31/13		14.33	0.12	5.33	5.45	(0.12)	(0.27)	(0.39)	19.39
	10/31/12		13.62	0.07	1.13	1.20	(0.06)	(0.43)	(0.49)	14.33
	10/31/11		12.89	0.04	0.73	0.77	(0.04)	—	(0.04)	13.62

SOCIAL CHOICE EQUITY FUND
Institutional Class:	10/31/15		16.91	0.30	(0.07)	0.23	(0.24)	(0.19)	(0.43)	16.71
	10/31/14		15.08	0.27	1.92	2.19	(0.22)	(0.14)	(0.36)	16.91
	10/31/13		11.72	0.25	3.35	3.60	(0.24)	—	(0.24)	15.08
	10/31/12		10.75	0.23	0.93	1.16	(0.19)	—	(0.19)	11.72
	10/31/11		10.21	0.19	0.52	0.71	(0.17)	—	(0.17)	10.75
Premier Class:	10/31/15		16.86	0.28	(0.08)	0.20	(0.22)	(0.19)	(0.41)	16.65
	10/31/14		15.03	0.25	1.91	2.16	(0.19)	(0.14)	(0.33)	16.86
	10/31/13		11.68	0.23	3.34	3.57	(0.22)	—	(0.22)	15.03
	10/31/12		10.71	0.21	0.93	1.14	(0.17)	—	(0.17)	11.68
	10/31/11		10.18	0.17	0.52	0.69	(0.16)	—	(0.16)	10.71
Retirement Class:	10/31/15		17.10	0.26	(0.08)	0.18	(0.19)	(0.19)	(0.38)	16.90
	10/31/14		15.24	0.24	1.94	2.18	(0.18)	(0.14)	(0.32)	17.10
	10/31/13		11.84	0.22	3.39	3.61	(0.21)	—	(0.21)	15.24
	10/31/12		10.85	0.20	0.94	1.14	(0.15)	—	(0.15)	11.84
	10/31/11		10.30	0.16	0.53	0.69	(0.14)	—	(0.14)	10.85
Retail Class:	10/31/15		15.45	0.24	(0.08)	0.16	(0.21)	(0.19)	(0.40)	15.21
	10/31/14		13.80	0.21	1.76	1.97	(0.18)	(0.14)	(0.32)	15.45
	10/31/13		10.75	0.19	3.07	3.26	(0.21)	—	(0.21)	13.80
	10/31/12		9.88	0.18	0.85	1.03	(0.16)	—	(0.16)	10.75
	10/31/11		9.40	0.15	0.48	0.63	(0.15)	—	(0.15)	9.88

SOCIAL CHOICE LOW CARBON EQUITY FUND
Institutional Class:	10/31/15	^	10.00	0.03	(0.11)	(0.08)	—	—	—	9.92
Premier Class:	10/31/15	^	10.00	0.03	(0.11)	(0.08)	—	—	—	9.92
Retirement Class:	10/31/15	^	10.00	0.03	(0.12)	(0.09)	—	—	—	9.91
Retail Class:	10/31/15	^	10.00	0.03	(0.12)	(0.09)	—	—	—	9.91

86	2015 Annual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements

continued

				Ratios and supplemental data
	For the
	period			Net assets at	Ratios to average net assets						Portfolio
	or year			end of period	Gross		Net		Net investment		turnover
	ended		Total return	(in thousands)	expenses		expenses		income (loss)		rate

SMALL-CAP EQUITY FUND
Institutional Class:	10/31/15		4.32%	$2,050,241	0.42%		0.42%		0.73%		89%
	10/31/14		9.40	1,831,047	0.45		0.44		0.81		94
	10/31/13		39.49	1,482,702	0.47		0.44		1.06		85
	10/31/12		9.55	956,314	0.48		0.45		0.90		101
	10/31/11		6.25	648,675	0.49		0.46		0.53		100
Premier Class:	10/31/15		4.19	182,699	0.57		0.57		0.60		89
	10/31/14		9.19	188,209	0.60		0.59		0.69		94
	10/31/13		39.32	199,759	0.62		0.59		0.94		85
	10/31/12		9.35	162,874	0.63		0.60		0.76		101
	10/31/11		6.13	151,593	0.64		0.61		0.40		100
Retirement Class:	10/31/15		4.09	545,870	0.67		0.67		0.49		89
	10/31/14		9.08	527,052	0.70		0.69		0.57		94
	10/31/13		39.20	558,845	0.72		0.69		0.86		85
	10/31/12		9.29	493,397	0.73		0.70		0.65		101
	10/31/11		5.96	469,155	0.74		0.71		0.30		100
Retail Class:	10/31/15		4.01	110,670	0.75		0.75		0.42		89
	10/31/14		8.98	104,321	0.79		0.78		0.48		94
	10/31/13		39.04	100,054	0.83		0.81		0.70		85
	10/31/12		9.09	67,848	0.87		0.85		0.51		101
	10/31/11		5.97	67,381	0.77		0.74		0.27		100

SOCIAL CHOICE EQUITY FUND
Institutional Class:	10/31/15		1.42	1,365,668	0.18		0.18		1.80		17
	10/31/14		14.82	1,284,871	0.18		0.18		1.72		7
	10/31/13		31.32	934,574	0.18		0.18		1.85		12
	10/31/12		10.93	612,990	0.19		0.19		2.00		17
	10/31/11		6.94	452,268	0.19		0.19		1.74		19
Premier Class:	10/31/15		1.22	77,865	0.32		0.32		1.66		17
	10/31/14		14.70	95,987	0.33		0.33		1.58		7
	10/31/13		31.14	90,567	0.33		0.33		1.73		12
	10/31/12		10.80	83,697	0.33		0.33		1.86		17
	10/31/11		6.79	83,157	0.34		0.34		1.61		19
Retirement Class:	10/31/15		1.13	342,134	0.43		0.43		1.56		17
	10/31/14		14.59	387,327	0.43		0.43		1.48		7
	10/31/13		30.99	392,917	0.43		0.43		1.62		12
	10/31/12		10.68	313,635	0.43		0.43		1.76		17
	10/31/11		6.71	335,015	0.44		0.44		1.50		19
Retail Class:	10/31/15		1.12	915,697	0.44		0.44		1.54		17
	10/31/14		14.58	917,583	0.46		0.46		1.42		7
	10/31/13		30.87	313,597	0.48		0.48		1.56		12
	10/31/12		10.62	222,461	0.49		0.49		1.69		17
	10/31/11		6.71	199,997	0.41		0.41		1.53		19

SOCIAL CHOICE LOW CARBON EQUITY FUND
Institutional Class:	10/31/15	^	(0.80)[b]	28,426	3.77	[c]	0.32	[c]	1.57	[c]	1	[b]
Premier Class:	10/31/15	^	(0.80)[b]	992	4.52	[c]	0.47	[c]	1.47	[c]	1	[b]
Retirement Class:	10/31/15	^	(0.90)[b]	2,034	4.38	[c]	0.57	[c]	1.35	[c]	1	[b]
Retail Class:	10/31/15	^	(0.90)[b]	1,513	4.72	[c]	0.71	[c]	1.22	[c]	1	[b]

See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2015 Annual Report	87

Financial highlights

TIAA-CREF Funds

			Selected per share data
				Gain (loss) from investment operations
	For the		Net asset	Net	Net realized and	Total gain	Less distributions from		Total	Net asset
	period		value,	investment	unrealized gain	(loss) from	Net	Net	dividends	value,
	or year		beginning	income	(loss) on total	investment	investment	realized	and	end of
	ended		of period	(loss)[a]	investments	operations	income	gains	distributions	period

EMERGING MARKETS EQUITY FUND
Institutional Class:	10/31/15		$10.78	$0.12	$(1.70)	$(1.58)	$(0.13)	$ —	$(0.13)	$ 9.07
	10/31/14		11.17	0.12	(0.43)	(0.31)	(0.08)	—	(0.08)	10.78
	10/31/13		10.44	0.12	0.73	0.85	(0.12)	—	(0.12)	11.17
	10/31/12		10.11	0.13	0.27	0.40	(0.07)	—	(0.07)	10.44
	10/31/11		11.35	0.14	(1.36)	(1.22)	—	(0.02)	(0.02)	10.11
Premier Class:	10/31/15		10.77	0.12	(1.71)	(1.59)	(0.12)	—	(0.12)	9.06
	10/31/14		11.16	0.10	(0.43)	(0.33)	(0.06)	—	(0.06)	10.77
	10/31/13		10.42	0.10	0.74	0.84	(0.10)	—	(0.10)	11.16
	10/31/12		10.09	0.05	0.34	0.39	(0.06)	—	(0.06)	10.42
	10/31/11		11.34	0.13	(1.36)	(1.23)	—	(0.02)	(0.02)	10.09
Retirement Class:	10/31/15		10.73	0.11	(1.70)	(1.59)	(0.11)	—	(0.11)	9.03
	10/31/14		11.12	0.09	(0.43)	(0.34)	(0.05)	—	(0.05)	10.73
	10/31/13		10.40	0.09	0.73	0.82	(0.10)	—	(0.10)	11.12
	10/31/12		10.08	0.11	0.26	0.37	(0.05)	—	(0.05)	10.40
	10/31/11		11.34	0.14	(1.38)	(1.24)	—	(0.02)	(0.02)	10.08
Retail Class:	10/31/15		10.72	0.08	(1.69)	(1.61)	(0.09)	—	(0.09)	9.02
	10/31/14		11.11	0.08	(0.43)	(0.35)	(0.04)	—	(0.04)	10.72
	10/31/13		10.39	0.08	0.72	0.80	(0.08)	—	(0.08)	11.11
	10/31/12		10.07	0.08	0.27	0.35	(0.03)	—	(0.03)	10.39
	10/31/11		11.34	0.09	(1.34)	(1.25)	—	(0.02)	(0.02)	10.07

ENHANCED INTERNATIONAL EQUITY INDEX FUND
Institutional Class:	10/31/15		7.97	0.23	(0.33)	(0.10)	(0.28)	(0.29)	(0.57)	7.30
	10/31/14		8.44	0.30	(0.21)	0.09	(0.27)	(0.29)	(0.56)	7.97
	10/31/13		6.82	0.23	1.66	1.89	(0.27)	—	(0.27)	8.44
	10/31/12		6.62	0.24	0.16	0.40	(0.20)	—	(0.20)	6.82
	10/31/11		7.11	0.21	(0.52)	(0.31)	(0.18)	—	(0.18)	6.62

GLOBAL NATURAL RESOURCES FUND
Institutional Class:	10/31/15		9.13	0.22	(1.80)	(1.58)	(0.15)	—	(0.15)	7.40
	10/31/14		9.99	0.17	(0.84)	(0.67)	(0.19)	—	(0.19)	9.13
	10/31/13		10.19	0.20	(0.21)	(0.01)	(0.19)	—	(0.19)	9.99
	10/31/12	‡	10.00	0.18	0.03	0.21	(0.02)	—	(0.02)	10.19
Premier Class:	10/31/15		9.11	0.20	(1.78)	(1.58)	(0.14)	—	(0.14)	7.39
	10/31/14		9.97	0.15	(0.84)	(0.69)	(0.17)	—	(0.17)	9.11
	10/31/13		10.17	0.18	(0.20)	(0.02)	(0.18)	—	(0.18)	9.97
	10/31/12	‡	10.00	0.16	0.03	0.19	(0.02)	—	(0.02)	10.17
Retirement Class:	10/31/15		9.11	0.20	(1.80)	(1.60)	(0.12)	—	(0.12)	7.39
	10/31/14		9.96	0.14	(0.83)	(0.69)	(0.16)	—	(0.16)	9.11
	10/31/13		10.17	0.17	(0.21)	(0.04)	(0.17)	—	(0.17)	9.96
	10/31/12	‡	10.00	0.17	0.02	0.19	(0.02)	—	(0.02)	10.17
Retail Class:	10/31/15		9.10	0.19	(1.80)	(1.61)	(0.11)	—	(0.11)	7.38
	10/31/14		9.94	0.13	(0.82)	(0.69)	(0.15)	—	(0.15)	9.10
	10/31/13		10.15	0.16	(0.21)	(0.05)	(0.16)	—	(0.16)	9.94
	10/31/12	‡	10.00	0.15	0.01	0.16	(0.01)	—	(0.01)	10.15

88	2015 Annual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements

continued

				Ratios and supplemental data
	For the
	period			Net assets at	Ratios to average net assets						Portfolio
	or year			end of period	Gross		Net		Net investment		turnover
	ended		Total return	(in thousands)	expenses		expenses		income (loss)		rate

EMERGING MARKETS EQUITY FUND
Institutional Class:	10/31/15		(14.85)%	$ 918,839	0.94%		0.94%		1.17%		114%
	10/31/14		(2.79)	850,536	0.95		0.95		1.10		104
	10/31/13		8.18	676,999	0.95		0.95		1.11		110
	10/31/12		4.00	596,017	0.99		0.95		1.25		115
	10/31/11		(10.78)	370,441	1.08		0.95		1.29		70
Premier Class:	10/31/15		(14.98)	9,408	1.09		1.09		1.21		114
	10/31/14		(2.91)	4,906	1.10		1.10		0.95		104
	10/31/13		7.96	4,126	1.10		1.10		0.97		110
	10/31/12		3.96	2,113	1.15		1.10		0.46		115
	10/31/11		(10.87)	7,788	1.23		1.10		1.21		70
Retirement Class:	10/31/15		(15.03)	29,332	1.19		1.19		1.07		114
	10/31/14		(3.05)	17,678	1.20		1.20		0.84		104
	10/31/13		7.91	15,040	1.20		1.20		0.84		110
	10/31/12		3.71	10,655	1.24		1.20		1.06		115
	10/31/11		(10.96)	5,476	1.33		1.20		1.22		70
Retail Class:	10/31/15		(15.10)	4,560	1.31		1.31		0.80		114
	10/31/14		(3.19)	6,352	1.33		1.33		0.70		104
	10/31/13		7.74	6,321	1.35		1.34		0.71		110
	10/31/12		3.50	5,203	1.40		1.34		0.83		115
	10/31/11		(11.05)	4,417	1.47		1.34		0.84		70

ENHANCED INTERNATIONAL EQUITY INDEX FUND
Institutional Class:	10/31/15		(1.01)	1,292,616	0.42		0.42		3.08		84
	10/31/14		1.28	1,030,084	0.46		0.43		3.70		71
	10/31/13		28.75	821,836	0.47		0.47		3.12		110
	10/31/12		6.33	636,659	0.51		0.51		3.69		81
	10/31/11		(4.51)	536,415	0.53		0.53		2.97		92

GLOBAL NATURAL RESOURCES FUND
Institutional Class:	10/31/15		(17.49)	231,533	0.74		0.74		2.61		184
	10/31/14		(6.80)	234,559	0.74		0.74		1.70		169
	10/31/13		(0.05)	237,218	0.74		0.74		2.03		162
	10/31/12	‡	2.09 [b]	244,856	0.86	[c]	0.75	[c]	1.80	[c]	65	[b]
Premier Class:	10/31/15		(17.53)	3,555	0.90		0.90		2.44		184
	10/31/14		(6.95)	3,944	0.89		0.89		1.55		169
	10/31/13		(0.16)	4,088	0.90		0.90		1.87		162
	10/31/12	‡	1.88 [b]	2,568	1.11	[c]	0.90	[c]	1.59	[c]	65	[b]
Retirement Class:	10/31/15		(17.66)	11,633	1.00		1.00		2.38		184
	10/31/14		(7.06)	11,352	0.99		0.99		1.44		169
	10/31/13		(0.28)	13,548	0.99		0.99		1.74		162
	10/31/12	‡	1.87 [b]	11,290	1.13	[c]	1.00	[c]	1.65	[c]	65	[b]
Retail Class:	10/31/15		(17.81)	5,160	1.13		1.13		2.26		184
	10/31/14		(7.02)	6,502	1.13		1.13		1.31		169
	10/31/13		(0.49)	6,872	1.16		1.14		1.58		162
	10/31/12	‡	1.64 [b]	6,149	1.31	[c]	1.14	[c]	1.52	[c]	65	[b]

See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2015 Annual Report	89

Financial highlights

TIAA-CREF Funds

			Selected per share data
				Gain (loss) from investment operations
	For the		Net asset	Net	Net realized and	Total gain	Less distributions from		Total	Net asset
	period		value,	investment	unrealized gain	(loss) from	Net	Net	dividends	value,
	or year		beginning	income	(loss) on total	investment	investment	realized	and	end of
	ended		of period	(loss)[a]	investments	operations	income	gains	distributions	period

INTERNATIONAL EQUITY FUND
Institutional Class:	10/31/15		$10.81	$0.18	$0.13	$0.31	$(0.15)	$—	$(0.15)	$10.97
	10/31/14		11.50	0.17	(0.67)	(0.50)	(0.19)	—	(0.19)	10.81
	10/31/13		9.06	0.20	2.41	2.61	(0.17)	—	(0.17)	11.50
	10/31/12		8.14	0.18	0.88	1.06	(0.14)	—	(0.14)	9.06
	10/31/11		9.41	0.16	(1.35)	(1.19)	(0.08)	—	(0.08)	8.14
Premier Class:	10/31/15		10.78	0.15	0.15	0.30	(0.14)	—	(0.14)	10.94
	10/31/14		11.46	0.16	(0.67)	(0.51)	(0.17)	—	(0.17)	10.78
	10/31/13		9.04	0.18	2.40	2.58	(0.16)	—	(0.16)	11.46
	10/31/12		8.12	0.15	0.90	1.05	(0.13)	—	(0.13)	9.04
	10/31/11		9.40	0.14	(1.34)	(1.20)	(0.08)	—	(0.08)	8.12
Retirement Class:	10/31/15		11.15	0.16	0.14	0.30	(0.12)	—	(0.12)	11.33
	10/31/14		11.85	0.15	(0.69)	(0.54)	(0.16)	—	(0.16)	11.15
	10/31/13		9.33	0.18	2.49	2.67	(0.15)	—	(0.15)	11.85
	10/31/12		8.37	0.16	0.91	1.07	(0.11)	—	(0.11)	9.33
	10/31/11		9.68	0.14	(1.39)	(1.25)	(0.06)	—	(0.06)	8.37
Retail Class:	10/31/15		7.36	0.10	0.10	0.20	(0.13)	—	(0.13)	7.43
	10/31/14		7.89	0.09	(0.46)	(0.37)	(0.16)	—	(0.16)	7.36
	10/31/13		6.27	0.11	1.66	1.77	(0.15)	—	(0.15)	7.89
	10/31/12		5.68	0.10	0.61	0.71	(0.12)	—	(0.12)	6.27
	10/31/11		6.59	0.09	(0.93)	(0.84)	(0.07)	—	(0.07)	5.68

INTERNATIONAL OPPORTUNITIES FUND
Institutional Class:	10/31/15		10.45	0.14	0.00	0.14	(0.10)	—	(0.10)	10.49
	10/31/14		10.89	0.13	(0.53)	(0.40)	(0.04)	—	(0.04)	10.45
	10/31/13	*	10.00	0.06	0.83	0.89	—	—	—	10.89
Premier Class:	10/31/15		10.43	0.12	0.01	0.13	(0.09)	—	(0.09)	10.47
	10/31/14		10.87	0.11	(0.52)	(0.41)	(0.03)	—	(0.03)	10.43
	10/31/13	*	10.00	0.08	0.79	0.87	—	—	—	10.87
Retirement Class:	10/31/15		10.42	0.12	0.00	0.12	(0.08)	—	(0.08)	10.46
	10/31/14		10.87	0.10	(0.52)	(0.42)	(0.03)	—	(0.03)	10.42
	10/31/13	*	10.00	0.06	0.81	0.87	—	—	—	10.87
Retail Class:	10/31/15		10.41	0.10	0.00	0.10	(0.07)	—	(0.07)	10.44
	10/31/14		10.86	0.10	(0.53)	(0.43)	(0.02)	—	(0.02)	10.41
	10/31/13	*	10.00	0.06	0.80	0.86	—	—	—	10.86

SOCIAL CHOICE INTERNATIONAL EQUITY FUND
Institutional Class:	10/31/15	^	10.00	0.04	(0.51)	(0.47)	—	—	—	9.53
Premier Class:	10/31/15	^	10.00	0.04	(0.51)	(0.47)	—	—	—	9.53
Retirement Class:	10/31/15	^	10.00	0.03	(0.51)	(0.48)	—	—	—	9.52
Retail Class:	10/31/15	^	10.00	0.03	(0.51)	(0.48)	—	—	—	9.52

[a]	Based on average shares outstanding.
[b]	The percentages shown for this period are not annualized.
[c]	The percentages for this period are annualized.
[d]	Amount represents less than $0.01 per share.
‡	The Fund commenced operations on November 1, 2011.
*	The Fund commenced operations on April 12, 2013.
^	The Fund commenced operations on August 7, 2015.

90	2015 Annual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements

concluded

				Ratios and supplemental data

	For the
	period			Net assets at	Ratios to average net assets						Portfolio
	or year			end of period	Gross		Net		Net investment		turnover
	ended		Total return	(in thousands)	expenses		expenses		income (loss)		rate

INTERNATIONAL EQUITY FUND
Institutional Class:	10/31/15		2.97%	$2,823,880	0.49%		0.49%		1.60%		71%
	10/31/14		(4.43)	2,398,855	0.51		0.51		1.51		85
	10/31/13		29.29	2,059,286	0.51		0.51		1.95		130
	10/31/12		13.36	1,644,055	0.52		0.52		2.16		98
	10/31/11		(12.76)	1,092,168	0.53		0.53		1.69		107
Premier Class:	10/31/15		2.82	256,322	0.64		0.63		1.37		71
	10/31/14		(4.50)	282,958	0.66		0.66		1.37		85
	10/31/13		28.96	292,438	0.66		0.66		1.78		130
	10/31/12		13.21	260,341	0.67		0.67		1.78		98
	10/31/11		(12.93)	218,288	0.68		0.68		1.50		107
Retirement Class:	10/31/15		2.75	661,567	0.74		0.73		1.36		71
	10/31/14		(4.62)	702,668	0.76		0.76		1.29		85
	10/31/13		28.97	862,960	0.76		0.76		1.68		130
	10/31/12		13.06	716,864	0.78		0.78		1.92		98
	10/31/11		(13.03)	754,251	0.78		0.78		1.43		107
Retail Class:	10/31/15		2.75	311,587	0.83		0.82		1.26		71
	10/31/14		(4.77)	309,488	0.85		0.85		1.18		85
	10/31/13		28.75	328,367	0.88		0.88		1.59		130
	10/31/12		12.93	266,770	0.92		0.92		1.74		98
	10/31/11		(12.96)	258,283	0.79		0.79		1.42		107

INTERNATIONAL OPPORTUNITIES FUND
Institutional Class:	10/31/15		1.43	1,166,448	0.63		0.63		1.28		41
	10/31/14		(3.59)	1,041,194	0.64		0.64		1.23		46
	10/31/13	*	8.80 [b]	778,178	0.80	[c]	0.70	[c]	0.96	[c]	35	[b]
Premier Class:	10/31/15		1.25	1,059	0.80		0.80		1.13		41
	10/31/14		(3.77)	1,046	0.81		0.81		1.05		46
	10/31/13	*	8.70 [b]	1,087	1.00	[c]	0.85	[c]	1.39	[c]	35	[b]
Retirement Class:	10/31/15		1.06	8,806	0.89		0.89		1.08		41
	10/31/14		(3.88)	4,128	0.90		0.90		0.97		46
	10/31/13	*	8.70 [b]	2,675	1.08	[c]	0.95	[c]	1.06	[c]	35	[b]
Retail Class:	10/31/15		1.01	1,995	1.00		1.00		0.94		41
	10/31/14		(3.96)	2,517	0.97		0.97		0.95		46
	10/31/13	*	8.60 [b]	1,560	1.10	[c]	1.00	[c]	1.13	[c]	35	[b]

SOCIAL CHOICE INTERNATIONAL EQUITY FUND
Institutional Class:	10/31/15	^	(4.70)[b]	16,238	4.87	[c]	0.40	[c]	1.80	[c]	4	[b]
Premier Class:	10/31/15	^	(4.80)[b]	953	5.61	[c]	0.55	[c]	1.65	[c]	4	[b]
Retirement Class:	10/31/15	^	(4.80)[b]	1,606	5.61	[c]	0.65	[c]	1.59	[c]	4	[b]
Retail Class:	10/31/15	^	(4.80)[b]	997	5.99	[c]	0.79	[c]	1.41	[c]	4	[b]

See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2015 Annual Report	91

Notes to financial statements

TIAA-CREF Funds

Note 1—organization and significant accounting policies

TIAA-CREF Funds (the “Trust”) is a Delaware statutory trust that is registered with the Securities and Exchange Commission (“Commission”) under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The following TIAA-CREF Funds are included in this report: Enhanced Large-Cap Growth Index Fund, Enhanced Large-Cap Value Index Fund, Growth & Income Fund, Large-Cap Growth Fund, Large-Cap Value Fund, Mid-Cap Growth Fund, Mid-Cap Value Fund, Small-Cap Equity Fund, Social Choice Equity Fund, Social Choice Low Carbon Equity Fund, Emerging Markets Equity Fund, Enhanced International Equity Index Fund, Global Natural Resources Fund, International Equity Fund, International Opportunities Fund and the Social Choice International Equity Fund (collectively the “Funds” or individually, the “Fund”). The Social Choice Low Carbon Equity Fund and the Social Choice International Equity Fund commenced operations on August 7, 2015.

The Funds offer their shares, without a sales load, through their principal underwriter, Teachers Personal Investors Services, Inc. (“TPIS”), which is a wholly owned indirect subsidiary of Teachers Insurance and Annuity Association of America (“TIAA”). Teachers Advisors, Inc. (“Advisors”), a wholly owned indirect subsidiary of TIAA, is registered with the Commission as an investment adviser and provides investment management services for the Funds. The Funds offer up to four share classes, although any one Fund may not necessarily offer all four classes. The Funds may offer Institutional, Premier, Retirement and Retail Classes of shares. Each class differs by the allocation of class-specific expenses and voting rights in matters affecting a single class.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. The Funds are investment companies and follow the accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services—Investment Companies. The Net Asset Value (“NAV”) for financial reporting purposes may differ from the NAV for processing transactions. The NAV for financial reporting purposes includes security and shareholder transactions through the date of the report. Total return is computed based on the NAV used for processing transactions. The following is a summary of the significant accounting policies consistently followed by the Funds.

Security valuation: The Funds’ investments in securities are recorded at their estimated fair value as described in the valuation of investments note to the financial statements.

Investments and investment income: Securities transactions are accounted for as of the trade date for financial reporting purposes. Interest income is recorded as earned and includes accretion of discounts and amortization of premiums using the effective yield method. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as possible after the Funds determine the existence of a dividend declaration after exercising reasonable due diligence. Realized gains and losses on securities transactions are based upon the specific identification method. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments and/or as a realized gain.

Income, expenses, realized gains and losses and unrealized appreciation and depreciation of a Fund are allocated on a pro rata basis to each class of shares, except for service agreement fees, distribution fees and transfer agency fees and expenses, which are unique to each class of shares. Most expenses of the Trust can be directly attributed to a fund. Expenses that cannot be directly attributed are allocated to each fund in the Trust based upon the average net assets of each fund.

Foreign currency transactions and translation: Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day using exchange rates obtained from an independent third party. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Distributions to shareholders: Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

Income taxes: Each Fund is treated separately for income tax purposes. The Funds intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code (“Code”) and will not be subject to income taxes to the extent that they distribute all taxable income each year and comply with various other Code requirements. The Funds file income tax returns in U.S. federal and applicable state and local jurisdictions. A fund’s federal income tax returns are generally subject to examination for a period of three fiscal years after filed. State and local tax returns may be subject to examination for an additional period of time depending on the jurisdiction. Management has analyzed the Funds’ tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Funds’ financial statements.

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Reclassifications are made to a Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended October 31, 2015, permanent book and tax differences resulting primarily from differing treatments for foreign currency transactions, certain foreign taxes paid, utilization of tax equalization credits, dividend redesignations, investments in partnerships, and gains and losses from the sale of stock in passive foreign investment companies were identified and reclassified among the components of the Funds’ net assets. Net investment income and net realized gains (losses), as

92	2015 Annual Report ■ TIAA-CREF Funds: Equity Funds

disclosed on the Statements of Operations, and net assets were not affected by these reclassifications.

Foreign taxes: The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon the current interpretation of tax rules and regulations that exist in the markets in which the Funds invest.

Trustee compensation: The Funds pay the members of the Board of Trustees (“Board”), all of whom are independent, certain remuneration for their services, plus travel and other expenses. Trustees may elect to participate in a deferred compensation plan and defer all or a portion of their compensation. In addition, trustees participate in a long-term compensation plan. Amounts deferred are retained by the Funds until paid. Amounts payable to the trustees for compensation are included in the accompanying Statements of Assets and Liabilities. Trustees’ fees, including any deferred and long-term compensation incurred, are reflected in the Statements of Operations.

New accounting pronouncement: In June 2014, the FASB issued Accounting Standards Update No. 2014-11 Transfers and Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financing, and Disclosures (the “Update”). The Update requires, among other items, additional disclosures for transactions that are accounted for as secured borrowings, such as loaned securities. The Update is effective for annual reporting periods beginning after December 15, 2014, and for interim periods beginning after March 15, 2015. The Funds adopted the Update for this annual report. The adoption of the Update did not have a material impact on the Funds’ financial statements and notes disclosure.

In May 2015, the FASB issued Accounting Standards Update No. 2015-07 Fair Value Measurement (Topic 820) Disclosures in Certain Entities That Calculate Net Asset Value per Share (the “ASU”). The ASU removes the requirement to categorize within the fair value hierarchy all investments for which the fair value is measured using the net asset value per share practical expedient. The ASU also removes the requirement to make certain disclosures for investments that are eligible to be measured at fair value using the net asset value per share practical expedient. The ASU is effective for public business entities for fiscal years beginning after December 15, 2015, and for interim periods within those fiscal years. The Funds early adopted the ASU for this annual report. The adoption of the ASU did not have a material impact on the Funds’ financial statements and notes disclosures.

Note 2—valuation of investments

Portfolio investments are valued at fair value utilizing various valuation methods approved by the Board. U.S. GAAP establishes a hierarchy that prioritizes market inputs to valuation methods. The three levels of inputs are:

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.)
•	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

A description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value follows:

Exchange-traded equity securities, common and preferred stock: Equity securities listed or traded on a national market or exchange are valued based on their sale price on such market or exchange at the close of business on the date of valuation, or at the mean of the closing bid and asked prices if no sale is reported. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Foreign equity securities are valued at the last sale price or official closing price reported on the exchange where traded and converted to U.S. dollars at the prevailing rates of exchange on the date of valuation. For events affecting the value of foreign securities between the time when the exchange on which they are traded closes and the time when the Funds’ net assets are calculated, such securities will be valued at fair value in accordance with procedures adopted by the Board. Foreign securities are generally categorized in Level 2 of the fair value hierarchy.

Debt securities: Debt securities, including equity-linked notes, will generally be valued using prices provided by a pricing service that may employ various indications of value including but not limited to broker-dealer quotations. Certain debt securities, other than money market instruments, are valued based on the most recent bid price or the equivalent quoted yield for such securities (or those of comparable maturity, quality and type). Debt securities are generally categorized in Level 2 of the fair value hierarchy; in instances where prices, yields or any other key inputs are unobservable, they are categorized in Level 3 of the hierarchy.

Short-term investments: Prior to January 2, 2015, short-term investments with maturities of 60 days or less were valued at amortized cost. Short-term investments with maturities in excess of 60 days were valued in the same manner as debt securities. Effective January 2, 2015, all short-term investments are valued in the same manner as debt securities. Short-term investments are generally categorized in Level 2 of the fair value hierarchy.

Investments in registered investment companies: These investments are valued at their net asset value on the valuation date. These investments are categorized in Level 1 of the fair value hierarchy.

TIAA-CREF Funds: Equity Funds ■ 2015 Annual Report	93

Notes to financial statements

Futures contracts: Stock and bond index futures, which are traded on commodity exchanges, are valued at the last sale price as of the close of such commodity exchanges and are categorized in Level 1 of the fair value hierarchy.

Options: Purchased and written options listed or traded on a national market or exchange are valued at the last sale price as of the close of such exchange or at the mean of the closing bid and asked prices if no sale is reported. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Total return swap contract: Total return swaps are marked-to-market daily based upon a price supplied by a pricing service. Total return swaps are generally categorized as Level 2 in the fair value hierarchy.

Any portfolio security for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued at fair value, as determined in good faith using procedures approved by the Board. To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized as Level 3.

Transfers between levels are recognized at the end of the reporting period. For the year ended October 31, 2015, the Emerging Markets Equity Fund and the International Opportunities Fund had transfers from Level 2 to Level 3 due to the lack of recent market transactions, of $6.0 million and $18.3 million, respectively.

As of October 31, 2015, 100% of the value of investments in the Enhanced Large-Cap Growth Index Fund and the Social Choice Low Carbon Equity Fund were valued based on Level 1 inputs.

The following table summarizes the market value of the Funds’ investments as of October 31, 2015, based on the inputs used to value them:

Fund	Level 1	Level 2	Level 3	Total
Enhanced Large-Cap Value Index
Equity investments:
Consumer discretionary	$139,465,378	$694,984	$—	$140,160,362
Industrials	173,964,925	997,710	—	174,962,635
All other equity investments*	1,568,689,385	—	—	1,568,689,385
Short-term investments	34,059,266	—	—	34,059,266
Written options**	(25,267)	—	—	(25,267)
Total	$1,916,153,687	$1,692,694	$—	$1,917,846,381
Growth & Income
Equity investments:
Consumer discretionary	$897,138,104	$32,795,045	$—	$929,933,149
Consumer staples	448,749,872	29,516,095	—	478,265,967
Financials	540,241,009	18,495,744	—	558,736,753
Health care	633,109,951	77,505,042	—	710,614,993
Information technology	1,106,909,591	38,935,457	—	1,145,845,048
Materials	103,497,515	18,271,775	—	121,769,290
All other equity investments*	928,124,928	—	—	928,124,928
Short-term investments	112,877,830	799,993	—	113,677,823
Purchased options**	116,800	—	—	116,800
Written options**	(1,784,388)	—	—	(1,784,388)
Total	$4,768,981,212	$216,319,151	$—	$4,985,300,363
Large-Cap Growth
Equity investments:
Consumer discretionary	$174,755,214	$51,582,557	$—	$226,337,771
All other equity investments*	3,115,284,380	—	—	3,115,284,380
Short-term investments	42,848,848	36,648,956	—	79,497,804
Total	$3,332,888,442	$88,231,513	$—	$3,421,119,955
Large-Cap Value
Equity investments:
Consumer discretionary	$473,503,474	$78,450,116	$—	$551,953,590
Financials	1,456,159,651	23,887,761	—	1,480,047,412
Health care	583,514,148	50,155,933	—	633,670,081
Industrials	524,437,450	—	7,267	524,444,717
Information technology	767,611,052	9,259,277	—	776,870,329
Materials	245,625,967	7,498,123	—	253,124,090
All other equity investments*	1,354,147,231	—	—	1,354,147,231
Short-term investments	107,719,320	12,099,720	—	119,819,040
Total	$5,512,718,293	$181,350,930	$7,267	$5,694,076,490
Mid-Cap Growth
Equity investments:
Industrials	$262,158,206	$16,003,934	$—	$278,162,140
All other equity investments*	1,448,709,302	—	—	1,448,709,302
Short-term investments	117,116,651	25,599,606	—	142,716,257
Purchased options**	1,661,400	—	—	1,661,400
Written options**	(992,100)	—	—	(992,100)
Total	$1,828,653,459	$41,603,540	$—	$1,870,256,999

94	2015 Annual Report ■ TIAA-CREF Funds: Equity Funds

continued

Fund	Level 1	Level 2	Level 3	Total
Mid-Cap Value
Equity investments:
Consumer discretionary	$538,873,742	$9,607,786	$—	$548,481,528
Energy	502,169,098	10,591,831	—	512,760,929
Financials	1,599,250,496	15,564,691	—	1,614,815,187
Health care	327,831,416	53,510,632	—	381,342,048
All other equity investments*	1,957,778,169	—	—	1,957,778,169
Short-term investments	187,935,969	121,384,092	—	309,320,061
Total	$5,113,838,890	$210,659,032	$—	$5,324,497,922
Small-Cap Equity
Equity investments*	$2,867,417,429	$—	$—	$2,867,417,429
Short-term investments	148,709,784	29,999,080	—	178,708,864
Futures**	525,002	—	—	525,002
Swaps**	—	(443,478)	—	(443,478)
Total	$3,016,652,215	$29,555,602	$—	$3,046,207,817
Social Choice Equity
Equity investments*	$2,691,779,868	$—	$—	$2,691,779,868
Short-term investments	—	62,818,158	—	62,818,158
Total	$2,691,779,868	$62,818,158	$—	$2,754,598,026
Emerging Markets Equity
Equity investments:
Africa/Middle East	$—	$62,095,538	$—	$62,095,538
Asia	22,927,137	624,051,330	680,536	647,659,003
Europe	8,053,844	26,823,905	—	34,877,749
Latin America	—	123,326,491	—	123,326,491
All other equity investments*	15,089,648	71,701,570	—	86,791,218
Short-term investments	49,522,337	—	—	49,522,337
Total	$95,592,966	$907,998,834	$680,536	$1,004,272,336
Enhanced International Equity Index
Equity investments:
Asia	$—	$334,370,082	$—	$334,370,082
Australasia	—	89,980,745	—	89,980,745
Europe	18,252,105	719,641,758	—	737,893,863
All other equity investments*	3,491,574	115,112,807	—	118,604,381
Short-term investments	60,461,699	7,499,745	—	67,961,444
Futures**	(2,910)	—	—	(2,910)
Total	$82,202,468	$1,266,605,137	$—	$1,348,807,605
Global Natural Resources
Equity investments:
Asia	$—	$12,607,569	$—	$12,607,569
Australasia	—	16,594,178	—	16,594,178
Europe	—	61,367,950	—	61,367,950
North America	97,273,814	25,281,106	—	122,554,920
All other equity investments*	4,831,795	31,633,285	—	36,465,080
Short-term investments	12,151,515	—	—	12,151,515
Total	$114,257,124	$147,484,088	$—	$261,741,212
International Equity
Equity investments:
Asia	$42,116,596	$871,049,935	$—	$913,166,531
Europe	—	3,043,127,493	—	3,043,127,493
All other equity investments*	—	75,489,824	—	75,489,824
Short-term investments	107,194,101	12,399,790	—	119,593,891
Total	$149,310,697	$4,002,067,042	$—	$4,151,377,739
International Opportunities
Equity investments:
Asia	$—	$327,110,956	$4,358,614	$331,469,570
Australasia	—	26,302,921	—	26,302,921
Europe	—	527,151,504	—	527,151,504
North America	12,753,158	83,538,433	—	96,291,591
All other equity investments*	11,951,899	113,073,756	1,563	125,027,218
Short-term investments	61,581,202	73,699,076	—	135,280,278
Total	$86,286,259	$1,150,876,646	$4,360,177	$1,241,523,082

TIAA-CREF Funds: Equity Funds ■ 2015 Annual Report	95

Notes to financial statements

Fund	Level 1	Level 2	Level 3	Total
Social Choice International Equity
Equity investments:
Asia	$—	$5,012,858	$—	$5,012,858
Australasia	—	1,285,016	—	1,285,016
Europe	198,249	10,855,158	—	11,053,407
All other equity investments*	—	2,103,563	—	2,103,563
Total	$198,249	$19,256,595	$—	$19,454,844

*	For detailed categories, see the accompanying Summary portfolio of investments.
**	Derivative instruments, excluding purchased options, are not reflected in the Summary portfolio of investments.

Note 3—derivative instruments

As defined by U.S. GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variables. Derivatives require little or no initial investment and permit or require net settlement. The Funds value derivatives at fair value.

At October 31, 2015, the following Funds have invested in derivative contracts which are reflected in the Statements of Assets and Liabilities as follows:

	Asset derivatives		Liabilities derivatives
		Fair value		Fair value
Derivative contract	Location	amount	Location	amount
Enhanced Large-Cap Value Index Fund
Equity contracts			Written options	$(25,267)
Growth & Income Fund
Equity contracts	Portfolio investments	$116,800
Equity contracts			Written options	(1,784,388)
Mid-Cap Growth Fund
Equity contracts	Portfolio investments	1,661,400
Equity contracts			Written options	(992,100)
Small-Cap Equity Fund
Equity contracts	Futures*	525,002
Credit contracts			Total return swap	(443,478)
Enhanced International Equity Index Fund
Equity contracts	Futures*	(2,910)

*	The fair value presented includes cumulative gain (loss) on open futures contracts; however, the value reflected in the accompanying Statements of Assets and Liabilities is only the receivable or payable for variation margin on open futures contracts.

For the year ended October 31, 2015, the effect of derivative contracts on the Funds’ Statements of Operations was as follows:

			Change in unrealized
		Realized	appreciation
Derivative contract	Location	gain (loss)	(depreciation)
Enhanced Large-Cap Value Index Fund
Equity contracts	Purchased options	$(117,301)	$—
Equity contracts	Written options	1,929,190	(122,010)
Growth & Income Fund
Equity contracts	Purchased options	(773,073)	235,541
Equity contracts	Written options	5,378,812	(240,317)
Large-Cap Growth Fund
Equity contracts	Purchased options	(40,813)	—
Equity contracts	Written options	442,959	—
			Change in
			unrealized
		Realized	appreciation
Derivative contract	Location	gain (loss)	(depreciation)
Mid-Cap Growth Fund
Equity contracts	Purchased options	$(2,682,536)	$1,611,753
Equity contracts	Written options	7,360,819	119,392
Small-Cap Equity Fund
Equity contracts	Futures transactions	543,320	(447,151)
Equity contracts	Swaps transactions	—	(443,478)
Enhanced International Equity Index Fund
Equity contracts	Futures transactions	(702,316)	(169,663)

Futures contracts: The Funds are subject to equity price risk in the normal course of pursuing their investment objectives. The Funds use futures contracts to manage exposure to the equity markets and for cash management purposes to remain highly invested in these markets while minimizing transaction costs. Buying futures contracts tends to increase exposure to the underlying instrument/index, while selling futures contracts tends to decrease exposure to the underlying instrument/index or hedge other investments. Initial margin deposits are made upon entering into a futures contract, and variation margin receipts or payments are settled daily reflecting changes in the value of the futures contracts. Daily changes in the value of such contracts are reflected in net unrealized gains and losses. Gains or losses are realized upon the expiration or closing of the futures contracts or if the counterparties do not perform in accordance with contractual provisions. With futures, there is minimal counterparty credit risk to the Funds since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded funds, guarantees the futures against default. During the year ended October 31, 2015, the Small-Cap Equity Fund and the Enhanced International Equity Index Fund had exposure to futures contracts, based on underlying notional values, generally between 0% and 1% of net assets.

At October 31, 2015, the Funds held the following open futures contracts:

		Number			Unrealized
		of	Settlement	Expiration	gain
Fund	Futures	contracts	value	date	(loss)
Small-Cap Equity	Mini Russell 2000 Index	118	$13,667,940	12/18/15	$525,002
Enhanced International Equity Index	MSCI EAFE Mini Index	50	4,392,750	12/18/15	(2,910)

96	2015 Annual Report ■ TIAA-CREF Funds: Equity Funds

continued

Options: Certain Funds are subject to equity price risk in the normal course of pursuing their investment objectives. The Funds use options contracts for hedging and cash management purposes and to seek to increase total return. Call and put options give the holder the right, in return for a premium paid, to purchase or sell, respectively, a security at a specified exercise price at any time during the period of the option. Purchased options are included in the summary portfolio of investments, and written options are separately reflected as a liability in the Statements of Assets and Liabilities. Premiums on unexercised, expired options are recorded as realized gains or losses; premiums on exercised options are recorded as an adjustment to the proceeds from the sale or cost of the purchase. The difference between the premium and the amount received or paid in a closing transaction is also treated as a realized gain or loss. Risks related to the use of options include possible illiquidity of the options markets, price movements in underlying security values, and losses that may exceed amounts recognized on the Statements of Assets and Liabilities. During the year ended October 31, 2015, the Enhanced Large-Cap Value Index Fund, the Growth & Income Fund, the Large-Cap Growth Fund and the Mid-Cap Growth Fund had exposure to options, based on underlying nominal values, generally between 0% and 6% of net assets.

Purchased options outstanding as of October 31, 2015, were as follows:

Number of contracts		Value
Growth & Income Fund
Electronic Arts, Inc, Call, 11/13/15 at $74	200	$32,800
Estee Lauder Companies Inc., Put, 11/20/15 at $80	300	84,000
Total	500	$116,800
Mid-Cap Growth Fund
Fortinet Inc., Put, 11/20/15 at $43	1,500	$1,305,000
Twitter Inc., Put, 11/20/15 at $28	3,600	356,400
Total	5,100	$1,661,400

Written options outstanding as of October 31, 2015 were as follows:

Number of contracts		Value
Enhanced Large-Cap Value Index Fund
Gopro Inc., Put, 11/6/15 at $25	130	$(10,660)
Perrigo Co plc, Put, 11/20/15 at $160	10	(8,800)
SVB Financial Group, Put, 11/20/15 at $120	15	(3,450)
Tesoro Corp, Call, 11/6/15 at $112	20	(980)
Walgreens Boots Alliance Inc., Put, 11/6/15 at $83	27	(1,377)
Total	202	$(25,267)
Growth & Income Fund
AMC Networks, Inc., Put, 11/20/15 at $65	300	$(19,500)
Caesarstone Sdot-Yam Ltd, Put, 11/20/15 at $50	300	(433,500)
Cavium Inc., Call, 11/20/15 at $85	225	(3,938)
Cavium Inc., Put, 11/20/15 at $60	225	(3,375)
Dreamworks Animation SKG Inc., Put, 11/6/15 at $19.5	300	(18,900)
Edwards Lifesciences Corp, Call, 11/20/15 at $165	160	(28,000)
Electronic Arts Inc., Put, 11/13/15 at $70	200	(18,600)
The Estee Lauder Companies Inc., Call, 11/20/15 at $87.5	300	(18,300)
The Estee Lauder Companies Inc., Put, 11/20/15 at $70	300	(12,600)
Hologic Inc., Put, 11/20/15 at $34	600	(13,500)
Kate Spade & Co, Put, 11/20/15 at $15	750	(26,250)
Number of contracts		Value
Growth & Income Fund (continued)
Lazard Ltd, Put, 11/20/15 at $50	200	$(76,000)
Manhattan Associates Inc., Put, 11/20/15 at $55	350	(2,625)
MGM Resorts International, Put, 11/6/15 at $22.5	750	(17,250)
Microstrategy Inc., Put, 11/20/15 at $175	130	(87,100)
Microstrategy Inc., Put, 11/20/15 at $165	130	(38,220)
Mohawk Industries Inc., Put, 11/20/15 at $175	90	(10,980)
NXP Semiconductors NV, Put, 11/6/15 at $79	300	(105,000)
NXP Semiconductors NV, Put, 11/6/15 at $77	200	(24,000)
Sonic Corp, Call, 11/20/15 at $30	400	(16,000)
Sonic Corp, Call, 12/18/15 at $30	400	(34,000)
Universal Health Services Inc., Call, 11/20/2015 at $130	190	(15,200)
Valeant Pharmaceuticals International, Put, 11/13/15 at $140	150	(694,500)
Verisk Analytics Inc., Put, 11/20/15 at $70	300	(30,000)
VF Corp, Put, 11/20/15 at $62.5	450	(11,250)
Visa Inc., Call, 11/6/15 at $82	300	(13,200)
Visa Inc., Put, 11/6/15 at $73	300	(12,600)
Total	8,300	$(1,784,388)
Mid-Cap Growth Fund
Fortinet Inc., Call, 11/20/15 at $47	1,500	$(7,500)
Fortinet Inc., Put, 11/20/15 at $40	1,500	(855,000)
Twitter Inc., Call, 11/20/15 at $34	3,600	(46,800)
Twitter Inc., Put, 11/20/15 at $25	3,600	(82,800)
Total	10,200	$(992,100)

Transactions in written options and related premiums received during the year ended October 31, 2015 were as follows:

Number of contracts		Premiums
Enhanced Large-Cap Value Index Fund
Outstanding at beginning of period	987	148,324
Written	30,666	2,682,909
Purchased	—	—
Exercised	(10,063)	(270,765)
Expired	(21,388)	(2,533,545)
Outstanding at end of period	202	26,923
Growth & Income Fund
Outstanding at beginning of period	6,300	543,306
Written	222,990	18,699,966
Purchased	(57,480)	(8,424,289)
Exercised	(30,033)	(1,170,490)
Expired	(133,477)	(8,079,416)
Outstanding at end of period	8,300	1,569,077
Large-Cap Growth Fund
Outstanding at beginning of period	—	—
Written	3,189	644,973
Purchased	(140)	(57,319)
Exercised	(754)	(218,455)
Expired	(2,295)	(369,199)
Outstanding at end of period	—	—
Mid-Cap Growth Fund
Outstanding at beginning of period	9,228	2,235,418
Written	97,708	12,276,624
Purchased	(10,040)	(714,001)
Exercised	(32,370)	(5,610,948)
Expired	(54,326)	(7,334,953)
Outstanding at end of period	10,200	852,140

TIAA-CREF Funds: Equity Funds ■ 2015 Annual Report	97

Notes to financial statements

Total return swap contracts: Total return swaps are agreements that provide a Fund with a return based on the performance of an underlying asset, in exchange for fee payments to a counterparty based on a specific rate. To the extent the total return of the reference security or index underlying the total return swap exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment or make a payment to the counterparty, respectively. Payments received or made at the end of each measurement period are recorded as a realized gain or loss in the Statements of Operations. The swap is valued daily and any change in the value of the swap is reflected separately as a change in unrealized appreciation (depreciation) in the Statements of Operations. The value of the swap contract is reflected in unrealized appreciation (depreciation) on swap agreements in the Statements of Assets and Liabilities. Total return swaps are exposed to the market risk factor of the specific underlying financial instrument or index. Additional risks to the Fund include the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The Fund’s maximum loss from counterparty risk is the fair value of the contract. The Small-Cap Equity Fund is currently invested in a total return swap contract to gain exposure to certain equity markets. During the period ended October 31, 2015, the Small-Cap Equity Fund’s exposure to total return swaps, based on underlying notional amounts, was generally between 0% and 1% of net assets.

At October 31, 2015, the Small-Cap Equity Fund held the following open total return swap contracts:

			Fixed payments		Unrealized
	Notional	Termination	paid by fund	Total return received	appreciation/
Counterparty	amount	date	per annum	by fund	depreciation
Goldman Sachs	$50,000,000	1/6/2016	0.05%	Difference between iShares Micro Cap ETF less Russell 2000 Index	$(443,478)

Note 4—investment adviser and affiliates

Under the terms of the Investment Management Agreement with respect to each Fund, Advisors provides asset management services to the Fund for an annual fee, payable monthly. The Funds have entered into an Administrative Service Agreement with Advisors under which the Funds pay Advisors for its costs in providing certain administrative and compliance services to the Funds.

Under the terms of a Retirement Class Service Agreement with respect to each Fund, the Retirement Class of the Fund incurs an annual fee, payable monthly to Advisors, for certain administrative costs associated with the maintenance of Retirement Class shares on retirement plan or other platforms. Substantially all of the Retirement Class shareholder servicing fees reported on the Statements of Operations are paid to Advisors under the Service Agreement. Under the terms of a distribution Rule 12b-1 plan, the Retail Class of each Fund compensates TPIS for providing distribution, promotional and/or shareholder services to the Retail Class of the Fund at the annual rate of 0.25% of the average daily net assets attributable to the Fund’s Retail Class. The Premier Class of each Fund is subject to a distribution Rule 12b-1 plan that compensates TPIS for providing distribution, promotional and/or shareholder services to the Premier Class of the Fund at the annual rate of 0.15% of the average daily net assets attributable to the Fund’s Premier Class.

Advisors has agreed to reimburse each Fund if its total expense ratio (excluding interest, taxes, brokerage and other transactional expenses, acquired fund fees and expenses and extraordinary expenses) exceeds certain percentages. As of October 31, 2015, the investment management fee, service agreement fee, distribution fee and maximum expense amounts (after waivers and reimbursements) are equal to the following noted annual percentage of average daily net assets for each class:

98	2015 Annual Report ■ TIAA-CREF Funds: Equity Funds

continued

			Investment
	Investment		management
	management		fee—effective	Service
	fee range		rate	agreement fee	Distribution fee		Maximum expense amounts‡
				Retirement	Premier	Retail	Institutional	Premier	Retirement	Retail
Fund				Class	Class	Class	Class	Class	Class	Class
Enhanced Large-Cap Growth Index*	0.15–0.35%[a]		0.33%	—%	—%	—%	0.40%	—%	—%	—%
Enhanced Large-Cap Value Index*	0.15–0.35	[a]	0.33	—	—	—	0.40	—	—	—
Growth & Income*	0.33–0.45	[b]	0.41	0.25	0.15	0.25	0.52	0.67	0.77	0.91
Large-Cap Growth*	0.33–0.45	[b]	0.42	0.25	0.15	0.25	0.52	0.67	0.77	0.91
Large-Cap Value*	0.33–0.45	[b]	0.40	0.25	0.15	0.25	0.52	0.67	0.77	0.91
Mid-Cap Growth*	0.32–0.48	[c]	0.44	0.25	0.15	0.25	0.55	0.70	0.80	0.94
Mid-Cap Value*	0.32–0.48	[c]	0.40	0.25	0.15	0.25	0.55	0.70	0.80	0.94
Small-Cap Equity*	0.30–0.46	[d]	0.40	0.25	0.15	0.25	0.53	0.68	0.78	0.92
Social Choice Equity	0.15		0.15	0.25	0.15	0.25	0.22	0.37	0.47	0.61
Social Choice Low Carbon Equity	0.25		0.25	0.25	0.15	0.25	0.32	0.47	0.57	0.71
Emerging Markets Equity*	0.73–0.85	[e]	0.85	0.25	0.15	0.25	0.95	1.10	1.20	1.34
Enhanced International Equity Index*	0.20–0.40	[f]	0.39	—	—	—	0.50	—	—	—
Global Natural Resources*	0.53–0.65	[g]	0.65	0.25	0.15	0.25	0.75	0.90	1.00	1.14
International Equity*	0.38–0.50	[h]	0.47	0.25	0.15	0.25	0.60	0.75	0.85	0.99
International Opportunities*	0.48–0.60	[i]	0.60	0.25	0.15	0.25	0.70	0.85	0.95	1.09
Social Choice International Equity	0.30		0.30	0.25	0.15	0.25	0.40	0.55	0.65	0.79

*	These Funds are subject to a breakpoint schedule on their investment management fees, which reduces these fees as the Fund’s net assets increase.
[a]	Prior to March 1, 2015, the investment management fee range for the Enhanced Large-Cap Growth Index Fund and the Enhanced Large-Cap Value Index Fund was 0.20%–0.35% of average daily net assets.
[b]	Prior to March 1, 2015, the investment management fee range for the Growth & Income Fund, the Large-Cap Growth Fund, and the Large-Cap Value Fund was 0.39%–0.45% of average daily net assets. Effective May 1, 2015, Advisors has agreed to voluntarily waive a portion of the investment management fee for the Large-Cap Value Fund. The investment management fee range after the waiver is 0.30%–0.42% of average daily net assets.
[c]	Prior to March 1, 2015, the investment management fee range for the Mid-Cap Growth Fund and the Mid-Cap Value Fund was 0.38%–0.48% of average daily net assets. Effective May 1, 2015, Advisors has agreed to voluntarily waive a portion of the investment management fee for the Mid-Cap Value Fund. The investment management fee range after the waiver is 0.27%–0.43% of average daily net assets.
[d]	Prior to March 1, 2015, the investment management fee range for the Small-Cap Equity Fund was 0.36%–0.46% of average daily net assets.
[e]	Prior to March 1, 2015, the investment management fee range for the Emerging Markets Equity Fund was 0.79%–0.85% of average daily net assets.
[f]	Prior to March 1, 2015, the investment management fee range for the Enhanced International Equity Index Fund was 0.25%–0.40% of average daily net assets.
[g]	Prior to March 1, 2015, the investment management fee range for the Global Natural Resources Fund was 0.59%–0.65% of average daily net assets.
[h]	Prior to March 1, 2015, the investment management fee range for the International Equity Fund was 0.44%–0.50% of average daily net assets. Effective May 1, 2015, Advisors has agreed to voluntarily waive a portion of the investment management fee. The investment management fee range after the waiver is 0.37%–0.49% of average daily net assets.
[i]	Prior to March 1, 2015, the investment management fee range for the International Opportunities Fund was 0.54%–0.60% of average daily net assets.
‡	Maximum expense amounts reflect all expenses excluding interest, taxes, brokerage and other transactional expenses, acquired fund fees and expenses and extraordinary expenses. The expense reimbursement arrangements will continue through at least February 29, 2016. The reimbursement arrangements can only be changed with the approval of the Board of Trustees.

The Funds may purchase or sell investment securities in transactions with affiliated entities under procedures adopted by the Board, pursuant to the 1940 Act. These transactions are effected at market rates without incurring broker commissions.

As of October 31, 2015, TIAA, an affiliate, was invested in the Social Choice Low Carbon Equity, the Emerging Markets Equity Fund, the Global Natural Resources Fund, the International Opportunities Fund, and the Social Choice International Equity

Fund. In addition, a registered separate account of TIAA (collectively “TIAA Access”) has various sub-accounts that invest in the Funds, and certain funds within the Trust also make investments in the Funds.

During the year ended October 31, 2015, TIAA received total proceeds of $6,000,000, $2,600,000 and $2,000,000 from redemptions from the Social Choice Equity Fund, Emerging Markets Equity Fund and International Opportunities Fund, respectively.

TIAA-CREF Funds: Equity Funds ■ 2015 Annual Report	99

Notes to financial statements

The following is the percentage of the Funds’ shares owned by TIAA and other funds within the Trust as of October 31, 2015:

				TIAA-CREF
		TIAA-CREF	TIAA-CREF	Managed
Underlying Fund	TIAA	Lifecycle Funds	Lifestyle Funds	Allocation Fund	TIAA Access	Total
Enhanced Large-Cap Growth Index	—%	95%	1%	3%	—%	99%
Enhanced Large-Cap Value Index	—	95	1	3	—	99
Growth & Income	—	35	1	1	5	42
Large-Cap Growth	—	59	2	2	2	65
Large-Cap Value	—	34	1	1	7	43
Mid-Cap Growth	—	5	—	—	9	14
Mid-Cap Value	—	2	—	—	9	11
Small-Cap Equity	—	28	1	1	7	37
Social Choice Equity	—	—	—	—	2	2
Social Choice Low Carbon Equity	60	—	—	—	—	60
Emerging Markets Equity	—	84	2	3	—	89
Enhanced International Equity Index	—	95	1	3	—	99
Global Natural Resources	—	84	2	3	—	89
International Equity	—	32	1	1	7	41
International Opportunities	—	94	2	3	—	99
Social Choice International Equity	96	—	—	—	—	96

TIAA-CREF Tuition Financing, Inc. (“TFI”), a wholly owned direct subsidiary of TIAA, is a registered investment adviser that provides program management services to multiple qualified tuition programs formed under Section 529 of the Internal Revenue Code (“529 Plans”). These 529 Plans, each of which operates independently, invest a portion of their assets in the Funds. As of October 31, 2015, two 529 Plans owned 10%, and 8%, respectively, of the Emerging Markets Equity Fund and three 529 Plans owned 8%, 7% and 6%, respectively of the International Equity Fund.

Companies in which a Fund holds 5% or more of the outstanding voting shares are considered “affiliated companies” of the Fund, pursuant to the 1940 Act. Information regarding transactions with affiliate companies is as follows:

	Value at	Purchase	Sales	Realized	Dividend	Withholding	Shares at		Value at
Issue	October 31, 2014	cost	proceeds	gain (loss)	income	expense	October 31, 2015		October 31, 2015
Large-Cap Value Fund
TIAA-CREF Short Term Lending Portfolio of the State Street Navigator Securities Lending Trust	$262,541,188	$150,496,801	$305,318,670	$—	$—	$—	—	**	$—
Mid-Cap Growth Fund
TIAA-CREF Short Term Lending Portfolio of the State Street Navigator Securities Lending Trust	163,569,035	96,364,466	142,816,851	—	—	—	—	**	—
Mid-Cap Value Fund
TIAA-CREF Short Term Lending Portfolio of the State Street Navigator Securities Lending Trust	*	187,712,270	87,336,642	—	—	—	187,935,969		187,935,969
Small-Cap Equity Fund
TIAA-CREF Short Term Lending Portfolio of the State Street Navigator Securities Lending Trust	234,863,780	102,009,275	188,163,270	—	—	—	—	**	—

*	Not an affiliate as of October 31, 2014.
**	Not an affiliate as of October 31, 2015.

Note 5—investments

Securities lending: Certain Funds may lend their securities to qualified institutional borrowers to earn additional income. A Fund receives collateral (in the form of cash, Treasury securities or other collateral permitted by applicable law) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of loaned securities during the period of the loan; any additional collateral required due to changes in security values is delivered to the Fund the next business day. Cash collateral received by the Fund will generally be invested in high-quality short-term instruments or in one or more funds maintained by the securities lending agent (“Agent”)

for the purpose of investing cash collateral. The value of the loaned securities and the liability to return the cash collateral received are reflected in the Statements of Assets and Liabilities. As of October 31, 2015, securities lending transactions are for equity securities, and the resulting loans are continuous, can be recalled at any time, and have no set maturity. Securities lending income recognized by the Funds consists of earnings on invested collateral and lending fees, net of any rebates to the borrower and compensation to the Agent. Such income is reflected separately in the Statements of Operations. In lending its securities, a Fund bears the market risk with respect to the investment of collateral and the risk that the Agent may default on its contractual obligations to the Fund. The Agent bears the

100	2015 Annual Report ■ TIAA-CREF Funds: Equity Funds

continued

risk that the borrower may default on its obligation to return the loaned securities as the Agent is contractually obligated to indemnify the Fund if at the time of a default by a borrower some or all of the loan securities have not been returned.

Restricted securities: Restricted securities held by the Funds, if any, may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in securities that are widely held and publicly traded.

Net unrealized appreciation (depreciation): At October 31, 2015, net unrealized appreciation (depreciation) based on the aggregate cost of portfolio investments for federal income tax purposes, consisting of gross unrealized appreciation and gross unrealized depreciation, was as follows:

				Net
		Gross	Gross	unrealized
	Tax	unrealized	unrealized	appreciation
Fund	cost	appreciation	(depreciation)	(depreciation )
Enhanced Large-Cap Growth Index	$1,669,841,294	$402,046,359	$(40,107,272)	$361, 939,087
Enhanced Large-Cap Value Index	1,668,633,652	287,559,920	(38,321,924)	249,237,996
Growth & Income	3,994,249,168	1,078,798,520	(85,962,937)	992,835,583
Large-Cap Growth	2,533,599,160	908,934,195	(21,413,400)	887,520,795
Large-Cap Value	5,099,380,133	892,161,162	(297,464,805)	594,696,357
Mid-Cap Growth	1,672,935,879	269,690,722	(71,377,502)	198,313,220
Mid-Cap Value	4,370,673,238	1,218,042,758	(264,218,074)	953,824,684
Small-Cap Equity	2,780,330,271	415,147,925	(149,796,214)	265,351,711
Social Choice Equity	2,144,416,799	689,752,419	(79,571,192)	610,181,227
Social Choice Low Carbon Equity	32,733,498	859,938	(791,446)	68,492
Emerging Markets Equity	1,007,908,998	67,872,835	(71,509,497)	(3,636,662)
Enhanced International Equity Index	1,311,831,623	111,077,925	(74,099,033)	36,978,892
Global Natural Resources	274,722,192	2,865,153	(15,846,133)	(12,980,980)
International Equity	4,048,294,528	374,675,607	(271,592,396)	103,083,211
International Opportunities	1,146,404,988	184,651,356	(89,533,262)	95,118,094
Social Choice International Equity	20,453,722	222,578	(1,221,456)	(998,878)

Purchases and sales: Purchases and sales of securities (other than short-term instruments) for all of the Funds for the year ended October 31, 2015 were as follows:

	Non-U.S.	Non-U.S.
	government	government
Fund	purchases	sales
Enhanced Large-Cap Growth Index	$2,191,532,658	$2,125,520,484
Enhanced Large-Cap Value Index	1,786,212,184	1,598,610,420
Growth & Income	4,319,702,823	4,396,130,445
Large-Cap Growth	2,621,007,582	2,405,928,245
Large-Cap Value	3,596,915,761	3,293,327,585
Mid-Cap Growth	1,842,664,892	1,831,406,963
Mid-Cap Value	2,034,009,416	1,997,132,150
Small-Cap Equity	2,666,454,455	2,507,583,415
Social Choice Equity	480,653,627	455,508,524
Social Choice Low Carbon Equity	32,860,618	129,974
Emerging Markets Equity	1,306,746,115	1,059,005,637
Enhanced International Equity Index	1,292,794,410	977,416,874
Global Natural Resources	521,645,737	468,516,914
International Equity	3,177,797,734	2,801,969,634
International Opportunities	533,111,997	451,054,921
Social Choice International Equity	20,953,961	492,840

Note 6—distributions to shareholders and other tax items

The tax character of distributions paid to shareholders during the years ended October, 31 2015 and October 31, 2014 was as follows:

	10 /31/2015			10 /31/2014
		Long-term			Long-term
Fund	Ordinary income	capital gains	Total	Ordinary income	capital gains	Total
Enhanced Large-Cap Growth Index	$50,654,724	$120,284,609	$170,939,333	$63,413,543	$56,511,893	$119,925,436
Enhanced Large-Cap Value Index	58,560,584	123,039,026	181,599,610	59,006,781	58,186,006	117,192,787
Growth & Income	151,386,265	278,634,493	430,020,758	198,557,773	236,616,500	435,174,273
Large-Cap Growth	83,290,180	234,205,878	317,496,058	71,700,855	91,860,710	163,561,565
Large-Cap Value	182,879,486	148,830,698	331,710,184	220,906,906	141,919,008	362,825,914
Mid-Cap Growth	78,555,035	171,981,414	250,536,449	54,634,316	175,143,249	229,777,565
Mid-Cap Value	82,045,611	215,869,781	297,915,392	99,786,937	217,289,167	317,076,104
Small-Cap Equity	70,192,622	302,949,812	373,142,434	114,789,879	95,559,160	210,349,039
Social Choice Equity	38,110,791	29,646,728	67,757,519	23,573,030	16,686,581	40,259,611
Social Choice Low Carbon Equity	—	—	—	—	—	—
Emerging Markets Equity	10,908,175	—	10,908,175	4,977,242	—	4,977,242
Enhanced International Equity Index	40,399,089	36,876,364	77,275,453	28,489,144	30,786,587	59,275,731
Global Natural Resources	4,309,438	—	4,309,438	4,437,392	—	4,437,392
International Equity	50,893,656	—	50,893,656	54,705,424	—	54,705,424
International Opportunities	10,770,535	—	10,770,535	3,288,501	—	3,288,501
Social Choice International Equity	—	—	—	—	—	—

TIAA-CREF Funds: Equity Funds ■ 2015 Annual Report	101

Notes to financial statements

As of October 31, 2015, the components of accumulated earnings on a tax basis were as follows:

	Undistributed	Undistributed	Unrealized	Capital
	ordinary	long-term	appreciation	loss
Fund	income	capital gains	(depreciation )	carryover	Total
Enhanced Large-Cap Growth Index	$22,573,830	$178,007,694	$361,939,089	$—	$562,520,613
Enhanced Large-Cap Value Index	34,749,564	116,788,585	249,239,655	—	400,777,804
Growth & Income	2,189,835	304,283,242	992,592,688	—	1,299,065,765
Large-Cap Growth	7,425,450	114,770,550	887,520,794	—	1,009,716,794
Large-Cap Value	111,002,491	249,944,424	594,705,779	—	955,652,694
Mid-Cap Growth	1,090,018	135,777,084	198,172,185	—	335,039,287
Mid-Cap Value	54,111,778	440,878,337	953,824,539	—	1,448,814,654
Small-Cap Equity	35,755,702	180,477,196	265,352,542	—	481,585,440
Social Choice Equity	36,523,511	90,268,132	610,181,232	—	736,972,875
Social Choice Low Carbon Equity	82,960	862	68,492	—	152,314
Emerging Markets Equity	8,735,756	—	(3,776,564)	(149,025,092)	(144,065,900)
Enhanced International Equity Index	34,121,210	—	36,881,210	(9,076,513)	61,925,907
Global Natural Resources	5,322,190	—	(13,011,423)	(69,350,679)	(77,039,912)
International Equity	55,422,515	—	103,045,120	(180,768,032)	(22,300,397)
International Opportunities	13,496,731	—	95,087,108	(108,710,246)	(126,407)
Social Choice International Equity	83,878	—	(998,034)	(8,260)	(922,416)

The difference between book basis and tax basis net investment income, net realized gains and losses, and unrealized appreciation and depreciation is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of straddle losses, the realization, for tax purposes, of unrealized gains on investments in passive foreign investment companies and the treatment of short-term gain as ordinary income for tax purposes.

In certain circumstances, a fund may distribute portfolio securities rather than cash as payment for a redemption of fund shares (in-kind redemption). A fund may also accept portfolio securities rather than cash as payment for a purchase of fund shares (in-kind purchase). During the year ended October 31, 2015, the Funds did not have any in-kind purchase or in-kind redemption transactions.

At October 31, 2015, the following Funds had capital loss carryovers, which will expire as follows:

	Date of expiration
Fund	10/31/17	10/31/18	10/31/19	No expiration	Total
Emerging Markets Equity	$—	$—	$14,064,867	$134,960,225	$149,025,092
Enhanced International Equity Index	—	—	—	9,076,513	9,076,513
Global Natural Resources	—	—	—	69,350,679	69,350,679
International Equity	43,199,731	37,037,218	—	100,531,083	180,768,032
International Opportunities	—	—	—	108,710,246	108,710,246
Social Choice International Equity	—	—	—	8,260	8,260

Under the Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryovers may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

102	2015 Annual Report ■ TIAA-CREF Funds: Equity Funds

concluded

Note 7—emerging markets risks

The Emerging Markets Equity Fund holds a large portion of its assets in emerging market securities. Emerging market securities are often subject to greater price volatility, less liquidity and higher rates of inflation and deflation than U.S. securities. In addition, emerging markets may be subject to greater political, economic and social uncertainty, and differing regulatory environments that may potentially impact the Fund’s ability to buy or sell certain securities or repatriate proceeds to U.S. dollars.

Note 8—line of credit

Each of the Funds, except the Social Choice Low Carbon Equity Fund and the Social Choice International Equity Fund, participates in a $1.5 billion unsecured revolving credit facility that can be used for temporary purposes, including, without limitation, the funding of shareholder redemptions. This facility expired June 2015. A new facility was entered into on June 23, 2015 expiring June 21, 2016. Certain affiliated accounts and mutual funds, each of which is managed by Advisors, or an affiliate of Advisors, also participate in this facility. An annual commitment fee for the credit facility is borne by the participating accounts and mutual funds on a pro rata basis. Interest associated with any borrowing under the facility is charged to the borrowing accounts or mutual funds at a specified rate of interest. The Funds are not liable for borrowings under the facility by other affiliated accounts or mutual funds. For the year ended October 31, 2015, there were no borrowings under this credit facility by the Funds.

Note 9—indemnification

In the normal course of business, each Fund enters into contracts that contain a variety of representations and warranties and that provide general indemnities. A Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund that have not yet occurred. Also, under the Funds’ organizational documents, the trustees and officers of the Funds are indemnified against certain liabilities that may arise out of their duties to the Funds. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be unlikely.

TIAA-CREF Funds: Equity Funds ■ 2015 Annual Report	103

Report of independent registered public accounting firm

To the Board of Trustees and Shareholders of the TIAA-CREF Funds:

In our opinion, the accompanying statements of assets and liabilities, including the summary portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Enhanced Large-Cap Growth Index Fund, Enhanced Large-Cap Value Index Fund, Growth & Income Fund, Large-Cap Growth Fund, Large-Cap Value Fund, Mid-Cap Growth Fund, Mid-Cap Value Fund, Small-Cap Equity Fund, Social Choice Equity Fund, Social Choice Low Carbon Equity Fund, Emerging Markets Equity Fund, Enhanced International Equity Index Fund, Global Natural Resources Fund, International Equity Fund, International Opportunities Fund, and Social Choice International Equity Fund (sixteen of the portfolios constituting the TIAA-CREF Funds; hereafter referred to as the “Funds”) at October 31, 2015, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Baltimore, Maryland
December 17, 2015

104	2015 Annual Report ■ TIAA-CREF Funds: Equity Funds

Trustees and officers (unaudited)

TIAA-CREF Funds  ■  October 31, 2015

Trustees

		Term of		Number of
		office and		portfolios in
	Position(s)	length		fund complex
Name, address and	held with	of time		overseen
year of birth (“YOB”)	fund	served	Principal occupation(s) during past 5 years	by trustee	Other directorship(s) held by trustee
Forrest Berkley c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1954	Trustee	Indefinite term. Trustee since 2006.	Retired Partner (since 2006), Partner (1990–2005) and Head of Global Product Management (2003–2005), GMO (formerly, Grantham, Mayo, Van Otterloo & Co.) (investment management); and member of asset allocation portfolio management team, GMO (2003–2005).	85	Director, the Maine Coast Heritage Trust; Investment Committee member, Maine Community Foundation and the Elmina B. Sewall Foundation; and Trustee of the Maine Chapter of the Nature Conservancy.
Nancy A. Eckl c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1962	Trustee	Indefinite term. Trustee since 2007.	Vice President (1990–2006), American Beacon Advisors, Inc., and Vice President of certain funds advised by American Beacon Advisors, Inc.	85	Independent Director, The Lazard Funds, Inc., Lazard Retirement Series, Inc., Lazard Global Total Return and Income Fund, Inc. and Lazard World Dividend & Income Fund, Inc.; and Independent Trustee, Lazard Alternative Emerging Markets 1099 Fund.
Michael A. Forrester c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1967	Trustee	Indefinite term. Trustee since 2007.	Chief Executive Officer (since 2014) and Chief Operating Officer (2007–2014), Copper Rock Capital Partners, LLC; Chief Operating Officer, DDJ Capital Management (2003–2006).	85	Director of Copper Rock Capital Partners, LLC (investment adviser).
Howell E. Jackson c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1954	Chairman of the Board and Trustee	Indefinite term. Trustee since 2005; Chairman for term ending December 31, 2018. Chairman since 2013.	James S. Reid, Jr. Professor of Law (since 2004), Senior Advisor to the President and Provost (2010–2012), Acting Dean (2009), Vice Dean for Budget (2003–2006) and on the faculty (since 1989) of Harvard Law School.	85	Director, D2D Fund.
Nancy L. Jacob* c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1943	Trustee	Indefinite term. Trustee since 1999.	Principal, NL Jacob Consultant (economic and business consultant) (since 2012); President and Founder (2006–2012) of NLJ Advisors, Inc. (investment adviser); President and Managing Principal, Windermere Investment Associates (1997–2006).	85	None
Thomas J. Kenny c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1963	Trustee	Indefinite term. Trustee since 2011.	Partner (2004–2010) and Managing Director (1999–2004), Goldman Sachs Asset Management.	85	Director, Aflac Insurance. Inc., Sansum Clinic and cielo24; Investment committee member, Cottage Health System; Member, University of California at Santa Barbara Arts and Lectures Advisory Council; Trustee and Chairman, Crane Country Day School.
Bridget A. Macaskill c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1948	Trustee	Indefinite term. Trustee since 2003.	Chief Executive Officer (since 2010), President (since 2009) and Chief Operating Officer (2009–2010), First Eagle Investment Management, LLC; Principal, BAM Consulting LLC (2003–2009); Independent Consultant for Merrill Lynch (2003–2009).	85	Director, Arnhold and S. Bleichroeder Holdings; First Eagle Investment Management, LLC; Jupiter Fund Management plc; American Legacy Foundation (Investment Committee); University of Edinburgh (Campaign Board); the North Shore Land Alliance, Prep for Prep; and Close Brothers Group plc.
James M. Poterba c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1958	Trustee	Indefinite term. Trustee since 2006.	President and Chief Executive Officer, National Bureau of Economic Research (“NBER”) (since 2008); Affiliated Faculty Member of the Finance Group at the Alfred P. Sloan School of Management, Massachusetts Institute of Technology (“MIT”) (since 2014); Mitsui Professor of Economics, MIT (since 1996); Head (2006–2008) and Associate Head (1994–2000 and 2001–2006), Economics Department of MIT; and Program Director, NBER (1990–2008).	85	Director, The Alfred P. Sloan Foundation and National Bureau of Economic Research; Member, Congressional Budget Office Panel of Economic Advisers.

TIAA-CREF Funds: Equity Funds ■ 2015 Annual Report	105

Trustees and officers (unaudited)

TIAA-CREF Funds  ■  October 31, 2015

Trustees — concluded

		Term of		Number of
		office and		portfolios in
	Position(s)	length		fund complex
Name, address and	held with	of time		overseen
year of birth (“YOB”)	fund	served	Principal occupation(s) during past 5 years	by trustee	Other directorship(s) held by trustee
Maceo K. Sloan c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1949	Trustee	Indefinite term. Trustee since 1999.	Chairman, President and Chief Executive Officer, Sloan Financial Group, Inc. (since 1991); Chairman and Chief Executive Officer (since 1991) and Chief Investment Officer (1991–2013), NCM Capital Management Group, Inc.; Chairman and Chief Executive Officer (since 2003) and Chief Investment Officer (2003–2013), NCM Capital Advisers Inc.; and Chairman, President and Principal Executive Officer, NCM Capital Investment Trust (2007–2012).	85	Director, SCANA Corporation (energy holding company).
Laura T. Starks c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1950	Trustee	Indefinite term. Trustee since 2006.	Associate Dean for Research (since 2011), McCombs School of Business, University of Texas at Austin (“McCombs”), and Director, AIM Investment Center at McCombs (since 2000). Charles E. and Sarah M. Seay Regents Chair in Finance (since 2002) and Professor, University of Texas at Austin (since 1987). Chairman, Department of Finance, University of Texas at Austin (2002–2011).	85	Member of the Board of Governors of the Investment Company Institute, the Governing Council of Independent Directors Council (an association for mutual fund directors); and Investment Advisory Committee, Employees Retirement System of Texas.

* Nancy Jacob is scheduled to retire from the Board on December 8, 2015.

Officers

Term of
office and
	Position(s)	length
Name, address and	held with	of time
year of birth (“YOB”)	fund	served		Principal occupation(s) during past 5 years
Richard S. Biegen TIAA-CREF 730 Third Avenue New York, NY 10017-3206 YOB: 1962	Chief Compliance Officer	One-year term. Vice President and Chief Compliance Officer since 2008.		Managing Director, Senior Compliance officer of Teachers Insurance and Annuity Association of America (“TIAA”). Chief Compliance Officer of the College Retirement Equities Fund (“CREF”), TIAA Separate Account VA-1, TIAA-CREF Funds, and TIAA-CREF Life Funds (collectively, the “TIAA-CREF Fund Complex”).
Carol W. Deckbar TIAA-CREF 730 Third Avenue New York, NY 10017-3206 YOB: 1962	Executive Vice President	One-year term. Executive Vice President since 2013.		Executive Vice President, Chief Executive Officer of TIAA-CREF Asset Management LLC (“TCAM”) and Executive Vice President of the TIAA-CREF Fund Complex.
Phillip G. Goff TIAA-CREF 730 Third Avenue New York, NY 10017-3206 YOB: 1963	Principal Financial Officer, Principal Accounting Officer and Treasurer	One-year term. Principal Financial Officer, Principal Accounting Officer and Treasurer since 2007	.	Senior Vice President, Corporate Controller of TIAA. Treasurer of CREF; Principal Financial Officer, Principal Accounting Officer and Treasurer of the TIAA-CREF Funds and TIAA-CREF Life Funds.
Stephen Gruppo TIAA-CREF 730 Third Avenue New York, NY 10017-3206 YOB: 1959	Executive Vice President	One-year term. Executive Vice President since 2009.		Executive Vice President, Chief Risk Officer of TIAA. Executive Vice President of the TIAA-CREF Fund Complex.
Robert G. Leary TIAA-CREF 730 Third Avenue New York, NY 10017-3206 YOB: 1961	President and Principal Executive Officer	One-year term. President and Principal Executive Officer since 2013.		Executive Vice President and President of Asset Management of TIAA Principal Executive Officer and Executive Vice President of CREF and VA-1. Principal Executive Officer and President of TIAA-CREF Funds and TIAA-CREF Life Funds. Prior to joining TIAA, Mr. Leary served as a Representative, Securities Research, Inc., President and Chief Operating Officer, U.S., ING Americas, Chief Executive Officer, ING Insurance US, and Chairman and Chief Executive Officer, ING Investment Management, Americas.

106	2015 Annual Report ■ TIAA-CREF Funds: Equity Funds

concluded

Officers — concluded

Term of
office and
	Position(s)	length
Name, address and	held with	of time
year of birth (“YOB”)	fund	served	Principal occupation(s) during past 5 years
J. Keith Morgan TIAA-CREF 730 Third Ave. New York, NY 10017-3206 YOB: 1951	Executive Vice President	One-year term. Executive Vice President since 2015.	Executive Vice President and Chief Legal Officer of TIAA and Executive Vice President of the TIAA-CREF Fund Complex. Prior to joining TIAA, Mr. Morgan served Founder and Chief Executive Officer of Morris Lane Capital LLC (consultant), and as Senior Vice President and General Counsel of General Electric Capital Corporation.
Ronald R. Pressman TIAA-CREF 730 Third Avenue New York, NY 10017-3206 YOB: 1958	Executive Vice President	One-year term. Executive Vice President since 2012.	Executive Vice President and Chief Operating Officer of TIAA, and Executive Vice President of the TIAA-CREF Fund Complex. Prior to joining TIAA, Mr. Pressman served as President and Chief Executive Officer of General Electric Capital Real Estate.
Phillip T. Rollock TIAA-CREF 730 Third Avenue New York, NY 10017-3206 YOB: 1962	Senior Managing Director and Corporate Secretary	One-year term. Senior Managing Director since 2013 and Corporate Secretary since 2012.	Senior Managing Director, Corporate Secretary of TIAA and the TIAA-CREF Fund Complex.
Otha T. Spriggs, III TIAA-CREF 730 Third Avenue New York, NY 10017-3206 YOB: 1951	Executive Vice President	One-year term. Executive Vice President since 2012.	Executive Vice President and Chief Human Resources Officer of TIAA and Executive Vice President of the TIAA-CREF Fund Complex. Prior to joining TIAA, Mr. Spriggs served as Senior Vice President of Human Resources, Boston Scientific; President of Integrated People Solutions; Senior Vice President, Human Resources and various human resources leadership roles, CIGNA Corp.
Edward D. Van Dolsen TIAA-CREF 730 Third Avenue New York, NY 10017-3206 YOB: 1958	Executive Vice President	One-year term. Executive Vice President since 2006.	Executive Vice President, President of Retirement and Individual Financial Services) of TIAA, and Executive Vice President of the TIAA-CREF Fund Complex.
Constance K. Weaver TIAA-CREF 730 Third Avenue New York, NY 10017-3206 YOB: 1952	Executive Vice President	One-year term. Executive Vice President since 2010.	Executive Vice President, Chief Marketing Officer of TIAA and Executive Vice President of the TIAA-CREF Fund Complex. Prior to joining TIAA, Ms. Weaver served as Senior Vice President, The Hartford Financial Services Group, Inc.

Please note that the Funds’ Statement of Additional Information (SAI) includes additional information about the Funds’ trustees and is available, without charge, through our website, tiaa-cref.org, or by calling 800 223-1200.

TIAA-CREF Funds: Equity Funds ■ 2015 Annual Report	107

Approval of investment management agreement (unaudited)

Board approval of the investment management agreement for the TIAA-CREF Social Choice International Equity and Social Choice Low Carbon Equity Funds

Among its other duties, the Board of Trustees (the “Board” or the “Trustees”) of the TIAA-CREF Funds (the “Trust”) is responsible for determining whether to initially approve and subsequently annually renew the investment management agreement (the “Agreement”) between Teachers Advisors, Inc. (“TAI”) and the Trust on behalf of each of its series, including the new TIAA-CREF Social Choice International Equity and Social Choice Low Carbon Equity Funds (the “Fund”). Under the Agreement, TAI is responsible for providing investment advisory services and overseeing the everyday operations and other service providers of the Funds.

Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”) provides that, after an initial period of up to two years, the Agreement for each Fund will remain in effect only if the Board, including a majority of those Trustees who have no direct or indirect interest in the Agreement, and who are not “interested persons” of the Trust, as that term is defined in the 1940 Act, annually renews that Agreement. All of the Trustees are deemed to be independent persons for this purpose.

Overview of the approval process

The Board held a meeting on July 14, 2015, at which it considered the initial approval of the Agreement with respect to each Fund using its previously-established process. As part of this process, the Board delegated certain tasks to its Operations Committee. During a series of meetings held prior to the July 2015 Board meeting, the Board and the Operations Committee requested information and follow-up materials from TAI representatives, with input from legal counsel to the Trustees and legal counsel to TAI and the Trust, and evaluated the information produced.

Among other matters, the Board and the Operations Committee requested and reviewed reports with respect to each Fund by the Board Reporting and Compliance unit of Lipper, Inc. (“Lipper”). Lipper is an independent provider of investment company data that is widely recognized as a leading source of independent data used by independent directors and trustees of investment companies during their advisory contract review processes.

Lipper produced, among other information, expense comparison data regarding each Fund, including data relating to the Funds’ management fee rates and total expense ratios. Lipper also compared much of this data for each Fund against a universe of investment companies and against a more selective peer group of mutual funds with similar investment objectives and strategies, each of which was selected by Lipper.

Among other matters, the Board also requested and reviewed various information provided by TAI to facilitate the Trustees’ evaluation of the reasonableness of any potential profits to be earned by TAI with respect to its services to the Funds pursuant to the Agreement. In this regard, the Board recognized that different Trustees could, and likely would, give different weight to different factors when evaluating the profits anticipated to be realized by TAI, which is also true of their assessment of the Funds’ management fee rates and other aspects of the proposed approval of the Agreement.

In advance of the Board meeting held on July 14, 2015, legal counsel to the Trustees requested on behalf of the Board, and TAI provided, information that was designed to assist the Board in its consideration of whether to approve the Agreement for each Fund. In addition to the data provided by Lipper as described above, this information included, but was not limited to, the following: (1) a description of any proposed fee waiver or expense reimbursement arrangements; (2) a comparison of the Funds’ fee rates under the Agreement to the fee rates of any other comparable accounts managed by TAI or its affiliates; (3) any “fall-out” benefits reasonably likely to accrue to TAI or its affiliates due to their relationship with the Funds aside from TAI’s direct fee payments pursuant to the Agreement; (4) information regarding TAI’s financial resources, senior professional personnel, overall staffing levels, portfolio manager compensation arrangements, insurance coverage, portfolio trading and best execution practices, and any actual and potential conflicts of interest identified by TAI in connection with rendering services to the Funds; (5) information as to any potential profits to be earned by TAI in connection with its services pursuant to the Agreement; (6) a copy of the Agreement and certain related agreements between the Trust and affiliates of TAI; and (7) proposed narrative explanations of reasons why the Board should approve the Agreement.

In considering whether to approve the Agreement with respect to each Fund, the Board reviewed various factors with respect to the Funds, including: (1) the nature, extent and quality of services to be provided by TAI to the Funds; (2) the costs of the services to be provided to the Funds and the potential profits (if any) to be realized by TAI and its affiliates from their relationship with the Funds; (3) fees charged by certain other advisers to certain comparable funds; (4) the extent to which economies of scale are anticipated to be realized as the Funds grow; (5) whether the fee schedule set forth in the Agreement reflects any such economies of scale for the benefit of Fund investors; (6) comparisons of services and fee rates with any contracts entered into by TAI with other clients to whom TAI provides comparable services; and (7) any other benefits anticipated to be derived by TAI or its affiliates from their relationship with the Funds. As a general matter, the Board viewed these factors in their totality, with no single factor being the principal factor in determining whether to approve the Agreement.

In reaching its decisions regarding the approval of the Agreement for each Fund, the Board took into account the information described above, other information provided to the Board in connection with this process, information provided to the Board in connections with the March 2015 renewal of the Agreement for each then-existing series of the Trust and relevant information provided to the Board and to its Committees on an ongoing basis in connection with the Board’s general oversight duties with respect to the Trust. In addition, the Board received and considered information from its legal counsel as to certain relevant guidelines that relate to the approval process under Section 15(c) of the 1940 Act and certain other legal authorities.

In deciding whether to approve the Agreement for each Fund, each Trustee may have accorded different weight to different factors and, thus, each Trustee may have had a different basis for

108	2015 Annual Report ■ TIAA-CREF Funds: Equity Funds

his or her ultimate decision to vote to approve the Agreement for each Fund. At its meeting on July 14, 2015, the Board voted unanimously to approve the Agreement for each Fund. Set forth below are certain general and specific factors the Board considered for the Funds.

The nature, extent and quality of services

The Board considered that TAI is an experienced investment adviser that has managed the existing series of the Trust since their operations commenced. Investment professionals at TAI or its affiliates also manage accounts of the College Retirement Equities Fund (“CREF”), the TIAA-CREF Life Funds and the TIAA Separate Account VA-1. Under the Agreement, TAI is responsible for, among other duties: managing the assets of the Funds, including conducting research, recommending investments and placing orders to buy and sell securities for the Funds’ investment portfolio; active daily monitoring of the Funds’ investment portfolios by various personnel with specific responsibility for the particular types of investments in question; reporting on the investment performance of the Funds to the Board on a regular basis; and carrying out, or overseeing the provision of, various administrative services to the Funds. In particular, the Board reviewed the proposed portfolio management team’s experience. The Board considered that TAI has carried out these responsibilities in a competent and professional manner with respect to the existing series of the Trust.

In addition, the Board considered the nature and quality of non-portfolio management services currently provided to the Trust and to be provided to the Funds by TAI and its affiliates. In this regard, the Board considered its ongoing review of the performance of certain affiliated and unaffiliated service providers, including the quality of services provided by those firms and TAI’s oversight of those service providers and the outsourcing of certain services to other firms.

Cost and profitability

The Board considered pro forma financial and profitability data relating to TAI with respect to each Fund. The Board considered TAI’s projected profit (or loss) calculations with respect to its services to the Funds both before and after taking into account the costs to be incurred directly or indirectly by TAI in connection with the distribution of shares of the Funds. These calculations also took into consideration any potential fall-out benefits to TAI or its affiliates. These estimates projected that the Funds would likely be profitable for TAI in a few years. The Board acknowledged the reasonableness of having management fee rates which permit TAI to maintain and improve the quality of services to be provided to the Funds. The Board concluded that any estimated profits to be earned by TAI on its services to the Funds in future years were not excessive in light of various relevant factors.

During its ongoing review of TAI’s potential profits, the Board has noted its efforts to examine the level of personnel and other resources available to TAI for its portfolio management and other functions so as to assess whether sufficient resources are being devoted to these functions.

Fees charged by other advisers

The Board considered information regarding fees paid to other advisers for managing similar funds, as analyzed by Lipper. The Board determined that the management fee rates to be charged to the Funds under the Agreement were lower than the management fee rates charged to many or most other comparable mutual funds. In its ongoing review process, the Board has also considered the inherent limitations of such comparisons in light of uncertainty as to how the fees of such similar mutual funds are set and potentially material differences between the Funds and their comparable mutual funds. Additionally, the Board has also considered in its ongoing review process the potential limitations of such comparisons due to, among other factors, the fact that, in many instances, Lipper bases its comparisons on financial data relating to fiscal periods that differ from the period for which the Funds’ data are derived. Based on all factors considered, the Board concluded that the management fee rate under the Agreement for each Fund was within an acceptable range in relation to those charged by appropriate groups of comparable mutual funds.

Economies of scale

The Board considered whether TAI is anticipated to experience economies of scale in connection with the operation of each Fund. In this regard, the Board considered TAI’s representation that the fee rates in the Agreement are at a low level as compared to its peer groups of mutual funds. Based on all factors considered, the Board concluded that the Funds’ fee schedules were within an acceptable range in light of projected economies of scale considerations and estimated asset levels.

Fee comparison with other TAI clients

The Board considered that TAI and its affiliates provide similar investment management services to portions of other investment companies. The Board considered the management fee rates actually charged to other investment companies that have portions of their portfolios managed under similar strategies to the Funds. During its ongoing review process, the Board has also considered TAI’s representation that, while the management fee rates charged to the Funds may differ from the management fee rates chargeable to these other investment companies, this is due in part to the fact that these other funds and accounts: (1) may be offered through products that charge additional fees to their investors; (2) may be offered in different types of markets; (3) may be provided with different types or levels of services by TAI or its affiliates; (4) may target different types of investors; and/or (5) may be packaged with other products, and that these factors, among others, could justify different management fee rate schedules.

Other benefits

The Board also considered additional benefits to TAI and its affiliates that could potentially arise from the Agreement. For example, TAI and its affiliates may benefit from the advisory relationship with the Funds to the extent that this relationship

TIAA-CREF Funds: Equity Funds ■ 2015 Annual Report	109

Approval of investment management agreement (unaudited)	concluded

results in potential investors viewing the TIAA-CREF group of companies as a leading retirement plan provider in the academic and nonprofit markets and as a single source for all their financial service needs. Both TAI and the Funds may benefit from economies of scale to the extent that the Funds are managed in the same manner and by the same personnel as portions of certain of the CREF Accounts. TAI and the Funds may also benefit from TAI’s ability to acquire investment research related to its commission (i.e., soft dollar) arrangements. Additionally, the Funds may be utilized as investment options for other products offered by TAI and its affiliates, like education savings plans and insurance company separate accounts.

Specific factors

The Board considered the following specific factors (among others) in connection with its determination to approve the Agreement with respect to each Fund. If a Fund is described in the following discussions as being in the “1st” quintile, it is in the best of five groups (that is, the group has the best performance or the lowest expenses, as the case may be). References below to quintiles are based on data provided to the Board in the reports prepared by Lipper. The specific management fee and expense factors outlined below are based on the Institutional Class shares of the Funds. Because the Institutional Class generally has lower non-management expenses than the Retirement, Premier and Retail Classes of the Funds, the expenses and performance of these other Classes will differ from the expenses and performance shown for the Institutional Class.

Social Choice International Equity Fund

•	The Fund’s proposed annual contractual management fee rate is 0.30% of average daily net assets.
•	The Fund’s proposed total expenses, actual management fees and contractual management fees were in the 1st quintile of both the group of comparable funds selected by Lipper for expense comparison purposes (“Expense Group”) and the universe of comparable funds selected by Lipper for expense comparison purposes (“Expense Universe”).

Social Choice Low Carbon Equity Fund

•	The Fund’s proposed annual contractual management fee rate is 0.25% of average daily net assets.
•	The Fund’s proposed total expenses, actual management fees and contractual management fees were in the 1st quintile of both its Expense Group and Expense Universe.

Based primarily on the foregoing factors and considerations, the Board approved the Agreement for each of the Funds.

110	2015 Annual Report ■ TIAA-CREF Funds: Equity Funds

Important tax information (unaudited)

For the fiscal year ended October 31, 2015, the TIAA-CREF Funds designate the following distribution amounts (or the maximum amount allowable) as being from Section 1250 gains and net long-term capital gains.

	Section 1250	Long-term
Fund	gains	capital gains	Total
Enhanced Large-Cap Growth Index	$1,949	$120,282,660	$120,284,609
Enhanced Large-Cap Value Index	97,662	122,941,364	123,039,026
Growth & Income	—	299,101,269	299,101,269
Large-Cap Growth	—	243,582,495	243,582,495
Large-Cap Value	227,774	155,974,841	156,202,615
Mid-Cap Growth	—	179,545,028	179,545,028
Mid-Cap Value	915,473	231,354,846	232,270,319
Small-Cap Equity	251,839	313,862,347	314,114,186
Social Choice Equity	115,996	36,010,076	36,126,072
Social Choice Low Carbon Equity	—	—	—
Emerging Markets Equity	—	—	—
Enhanced International Equity Index	—	36,876,364	36,876,364
Global Natural Resources	—	—	—
International Equity	—	—	—
International Opportunities	—	—	—
Social Choice International Equity	—	—	—

For the fiscal year ended October 31, 2015, the TIAA-CREF Funds designate the following percentages (or the maximum amount allowable) of ordinary income dividends paid as qualifying for the maximum tax rate of 15% as provided by the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

Fund	Percentage
Enhanced Large-Cap Growth Index	49.49%
Enhanced Large-Cap Value Index	52.75%
Growth & Income	57.22%
Large-Cap Growth	20.66%
Large-Cap Value	50.93%
Mid-Cap Growth	17.45%
Mid-Cap Value	78.47%
Small-Cap Equity	26.03%
Social Choice Equity	99.62%
Social Choice Low Carbon Equity	0.00%
Emerging Markets Equity	78.35%
Enhanced International Equity Index	63.31%
Global Natural Resources	97.18%
International Equity	93.23%
International Opportunities	95.17%
Social Choice International Equity	0.00%

For the fiscal year ended October 31, 2015, the TIAA-CREF Funds designate the following percentages (or the maximum amount allowable) of ordinary income dividends paid as qualifying for the corporate dividends received deduction.

Fund	Percentage
Enhanced Large-Cap Growth Index	48.82%
Enhanced Large-Cap Value Index	50.17%
Growth & Income	55.54%
Large-Cap Growth	18.11%
Large-Cap Value	49.75%
Mid-Cap Growth	17.02%
Mid-Cap Value	72.88%
Small-Cap Equity	26.05%
Social Choice Equity	97.28%
Social Choice Low Carbon Equity	0.00%
Emerging Markets Equity	0.00%
Enhanced International Equity Index	0.00%
Global Natural Resources	36.80%
International Equity	0.00%
International Opportunities	0.00%
Social Choice International Equity	0.00%

The Emerging Markets Equity, Enhanced International Equity Index, Global Natural Resources, International Equity, International Opportunities, Social Choice International Equity Funds received income from foreign sources during the year ended October 31, 2015 of $20,685,117 ($0.19486 per share), $32,633,436 ($0.18427 per share), $5,331,271 ($0.15665 per share), $55,622,103 ($0.14596 per share), $15,644,742 ($0.13925 per share), and $102,903 ($0.04953 per share), respectively, and paid taxes to foreign countries during the year ended October 31, 2015 of $2,237,198 ($0.02108 per share), $1,869,433 ($0.01056 per share), $272,515 ($0.00801 per share), $2,564,428 ($0.00673 per share), $1,284,134 ($0.01143 per share), and $5,234 ($0.00252 per share) respectively.

The information and distributions reported herein may differ from the information and distributions reported to shareholders for the calendar year ending December 31, 2015, which will be reported in conjunction with your 2015 Form 1099-DIV.

By early 2016, shareholders should receive their Form 1099-DIV and a tax information letter from the Funds. For your specific situation, we recommend that you consult a professional tax advisor.

TIAA-CREF Funds: Equity Funds ■ 2015 Annual Report	111

Additional information about index providers (unaudited)

Russell Indexes

The Russell 1000® Index, the Russell 2000® Index, the Russell 3000® Index, the Russell 1000 Value Index, the Russell 1000 Growth Index, the Russell Midcap® Growth Index and the Russell Midcap Value Index are trademarks/service marks of the Russell Investment Group. The Russell Investment Group is the owner of the copyrights relating to the Russell Indexes and is the source and owner of the data contained or reflected in the performance values relating to the Russell Indexes. The funds are not promoted by, nor in any way affiliated with, the Russell Investment Group. The Russell Investment Group is not responsible for and has not reviewed the funds nor any associated literature or publications and the Russell Investment Group makes no representation or warranty, express or implied, as to their accuracy, or completeness.

Russell reserves the right, at any time and without notice, to alter, amend, terminate or in any way change the Russell Indexes. Russell has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating any of the Russell Indexes.

Russell’s publication of the Russell Indexes in no way suggests or implies an opinion by Russell as to the attractiveness or appropriateness of investment in any or all securities upon which the Russell Indexes are based. RUSSELL MAKES NO REPRESENTATION, WARRANTY OR GUARANTEE REGARDING THE USE OR THE RESULTS OF THE USE OF THE RUSSELL INDEXES OR ANY DATA INCLUDED THEREIN, OR ANY SECURITIES (OR COMBINATION THEREOF) COMPRISING THE RUSSELL INDEXES. RUSSELL MAKES NO OTHER EXPRESS OR IMPLIED WARRANTY, AND EXPRESSLY DISCLAIMS ANY WARRANTY, OF ANY KIND, INCLUDING WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE RUSSELL INDEX(ES) OR ANY DATA OR ANY SECURITY (OR COMBINATION THEREOF) INCLUDED THEREIN.

Standard & Poor’s Index

The S&P 500® Index is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by the TIAA-CREF Growth & Income Fund. The fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the TIAA-CREF Growth & Income Fund.

MSCI Indexes

The funds are not sponsored, endorsed, sold or promoted by MSCI Inc. (“MSCI”), any of its affiliates, any of its information providers or any other third party involved in, or related to, compiling, computing or creating any MSCI index (collectively, the “MSCI Parties”). The MSCI indexes are the exclusive property of MSCI. MSCI and the MSCI index names are service marks of MSCI or its affiliates and have been licensed for use for certain purposes by Teachers Advisors, Inc. None of the MSCI parties makes any representation or warranty, express or implied, to the issuer or owners of these funds or any other person or entity regarding the advisability of investing in funds generally or in these funds particularly or the ability of any MSCI index to track corresponding stock market performance. MSCI or its affiliates are the licensors of certain trademarks, service marks and trade names and of the MSCI indexes which are determined, composed and calculated by MSCI without regard to these funds or the issuer or owners of these funds or any other person or entity. None of the MSCI parties has any obligation to take the needs of the issuer or owners of these funds or any other person or entity into consideration in determining, composing or calculating the MSCI indexes. None of the MSCI parties is responsible for, or has participated in, the determination of the timing of, prices at, or quantities of these funds to be issued or in the determination or calculation of the equation by or the consideration into which these funds is redeemable. Further, none of the MSCI parties has any obligation or liability to the issuer or owners of these funds or any other person or entity in connection with the administration, marketing or offering of these funds.

ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES THAT MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER OF THESE FUNDS, OWNERS OF THESE FUNDS, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARTIES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO EACH MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

No purchaser, seller or holder of these securities, products or funds, or any other person or entity, should use or refer to any MSCI trade name, trademark or service mark to sponsor, endorse, market or promote these securities without first contacting MSCI to determine whether MSCI’s permission is required. Under no circumstances may any person or entity claim any affiliation with MSCI without the prior written permission of MSCI.

112	2015 Annual Report ■ TIAA-CREF Funds: Equity Funds

How to reach us

TIAA-CREF website

tiaa-cref.org

24 hours a day, 7 days a week

Automated telephone service

800 842-2252

24 hours a day, 7 days a week

For the hearing- or speech-impaired

800 842-2755

8 a.m. to 10 p.m. (ET), Monday–Friday

9 a.m. to 6 p.m. (ET), Saturday

You should carefully consider the investment objectives, risks, charges and expenses of any fund before investing. For a prospectus that contains this and other information, please visit tiaa-cref.org, or call 800 842-2252 for the Institutional, Premier and Retirement classes or 800 223-1200 for the Retail Class. Please read the prospectus carefully before investing. Investment, insurance and annuity products are not FDIC insured, are not bank guaranteed, are not bank deposits, are not insured by any federal government agency, are not a condition to any banking service or activity, and may lose value.

TIAA-CREF Individual & Institutional Services, LLC, Teachers Personal Investors Services, Inc., and Nuveen Securities, LLC, Members FINRA and SIPC, distribute securities products.

©2015 Teachers Insurance and Annuity Association of America—College Retirement Equities Fund (TIAA-CREF), 730 Third Avenue, New York, NY 10017-3206.

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Understanding your report from TIAA-CREF Funds

For the purposes of this report, “TIAA-CREF Funds” refers only to the TIAA-CREF Equity Index Funds listed on the cover of this report.

This annual report contains information about the holdings and investment performance of the TIAA-CREF Funds as of October 31, 2015. The report contains three main sections:

•	The fund performance section compares each fund’s investment returns with those of its benchmark index.
•	The summary portfolios of investments list the industries and types of securities in which each fund had investments as of October 31, 2015.
•	The financial statements provide detailed information about the operations and financial condition of each fund.

Information for investors

Portfolio holdings

Securities and Exchange Commission (SEC) rules allow investment companies to list the top holdings of each fund in their annual and semiannual reports, instead of providing complete portfolio listings. The TIAA-CREF Funds also file complete portfolio listings with the SEC, and they are available to the public.

You can obtain a complete list of the TIAA-CREF Funds’ portfolio holdings (Schedules of Investments) as of the most recently completed fiscal quarter in the following ways:

•	By visiting our website at tiaa-cref.org; or
•	By calling us at 800 842-2252 to request a copy, which will be provided free of charge.

You can also obtain a complete list of the TIAA-CREF Funds’ portfolio holdings as of the most recently completed fiscal quarter, and for prior quarter-ends, from our SEC Form N-CSR and Form N-Q filings. Form N-CSR filings are as of October 31 or April 30; Form N-Q filings are as of January 31 or July 31. Copies of these forms are available:

•	Through the Electronic Data Gathering and Retrieval System (EDGAR) on the SEC’s website at www.sec.gov; or
•	From the SEC’s Office of Investor Education and Advocacy. (Call 202 551-8090 for more information.)

The views and opinions expressed in this report are through the end of the period, as stated on the cover of this report. They are subject to change at any time, based on a variety of factors. As such, they are not guarantees of future performance or investment results and should not be taken as investment advice. The risks of investing in the TIAA-CREF Funds vary from fund to fund; to see the risks of investing in an individual fund, please refer to that fund’s latest prospectus.

As always, you should carefully consider the investment objectives, risks, charges and expenses of any fund before investing. For a prospectus that contains this and other important information, please visit our website at tiaa-cref.org, or call 800 842-2252 for the Institutional, Premier and Retirement classes or 800 223-1200 for the Retail Class. We urge you to read the prospectus carefully before investing.

Proxy voting

TIAA-CREF Funds’ ownership of stock gives it the right to vote on proxy issues of companies in which it invests. A description of our proxy voting policies and procedures can be found on our website at tiaa-cref.org or on the SEC’s website at www.sec.gov. You can also call us at 800 842-2252 to request a free copy. A report of how the funds voted during the most recently completed twelve-month period ended June 30 can be found on our website or on Form N-PX at www.sec.gov.

Contacting TIAA-CREF

There are three easy ways to contact us: by email, using the Contact Us link at the top of our home page; by mail at TIAA-CREF, 730 Third Avenue, New York, NY 10017-3206; or by phone at 800 842-2252.

Fund management

The TIAA-CREF Funds are managed by the portfolio management teams of Teachers Advisors, Inc. The members of these teams are responsible for the day-to-day investment management of the funds.

2	2015 Annual Report ■ TIAA-CREF Funds: Equity Index Funds

TIAA-CREF Market Monitor

Global stock markets fluctuate sharply, but U.S. equities edge higher

For the twelve months ended October 31, 2015, U.S. stocks in general posted modest gains but were volatile, largely due to investors’ concerns about China and Greece and uncertainty regarding interest rates and the global economy. The Russell 3000® Index, a broad-based measure of the U.S. stock market, returned 4.5%, while international stocks overall ended down for the period.

U.S. economy gains strength after a slow start

The domestic economy got off to a sluggish start but improved as the period advanced. The nation’s gross domestic product (GDP), which measures the value of all goods and services produced in the United States, rose 0.6% year-over-year in the first quarter of 2015, spiked to 3.9% in the second and decelerated to 2.1% in the third. The third-quarter results reflected a down-turn in private inventory investment and drop in exports due to a stronger dollar. The national unemployment rate, which was 5.7% in October 2014—its lowest level since 2008—declined further to 5.0% in October 2015.

Inflation, as measured by the Consumer Price Index, rose 0.2% for the twelve months, despite the drop in oil prices over the year. The price of a barrel of West Texas Intermediate crude closed the period at $47—down from $81 a year earlier.

Central banks overseas introduce stimulus

The European economy has turned around since the fall of 2014, fueled by a bond-buying program by the European Central Bank (ECB). Unemployment in the eurozone dropped to a four-year low, and manufacturing picked up. Japan’s economy improved, but China’s growth slowed. In the United States, the Federal Reserve kept interest rates intact, while central banks in Europe, Japan and China cut them.

Investors favor growth and large-cap stocks

Growth stocks outperformed their value counterparts for the twelve months. Investors gravitated to growth early in

Growth outperforms value by a wide margin

November 1, 2014–October 31, 2015

Sources: Returns are based on the Russell 3000® Growth and Russell 3000® Value indexes.

the period, but capital eventually rotated into value stocks. Both styles rallied in October, with growth outperforming for that month. Large-cap stocks, which can be less volatile, outpaced mid- and small-cap stocks.

Internationally, the MSCI All Country World ex USA Index, which measures stock performance in 45 developed and emerging market nations, returned 5.2% in local-currency terms but dropped 4.7% when converted to U.S. dollars due to the dollar’s strength.

Domestic investment-grade bonds, as measured by the Barclays U.S. Aggregate Bond Index, returned 2.0%.

Stocks start off strong then fluctuate

U.S. stocks rallied in November 2014 but dropped in January due to a harsh winter, labor disputes in West Coast ports and a plunge in oil prices. Equities rebounded in February in reaction to reports of stabilizing commodity prices, positive revisions to earnings estimates, lower unemployment and comments from the Fed that a rate hike was not imminent.

In the second quarter, concerns about Greece’s debt and China exerted pressure on stocks, but Greece later agreed to a bailout that kept the country in the eurozone. In August, China devalued its currency and reported slowing growth which, combined with concerns of a U.S. rate hike in September, triggered equity sell-offs around the world. In September, however, the Fed decided to refrain from raising the short-term federal funds target rate from 0%. Comments made later by Fed Chair Janet Yellen led to speculation of a rate hike before year-end.

Global stock markets rebound sharply

In October, equities in China surged in reaction to its central bank’s plans to introduce new stimulus. U.S. stocks rebounded as fears of a “hard landing” in China dissipated. Hints of more quantitative easing by the ECB and positive U.S. economic and earnings reports fueled the rally.

While large caps outperform mid and small caps

November 1, 2014–October 31, 2015

Sources: Returns of large-, mid- and small-cap stocks are based on the Russell 1000®, Russell Midcap® and Russell 2000® indexes, respectively.

TIAA-CREF Funds: Equity Index Funds ■ 2015 Annual Report	3

About the funds’ benchmarks

Broad market indexes

The Russell 3000® Index measures the performance of the stocks of the 3,000 largest publicly traded U.S. companies, based on market capitalization. The index measures the performance of about 98% of the total market capitalization of the publicly traded U.S. equity market.

The MSCI EAFE Index measures the performance of the leading stocks in 21 developed market countries outside North America—in Europe, Australasia, and the Far East.

The MSCI Emerging Markets Index measures the performance of the leading stocks in 23 emerging market countries in Europe, Asia, Africa, Latin America and the Middle East.

Large-cap indexes

The S&P 500® Index is a market-capitalization-weighted index of the stocks of 500 leading companies in major industries of the U.S. economy.

The Russell 1000® Growth Index is a subset of the Russell 1000 Index, which measures the performance of the stocks of the 1,000 largest companies in the Russell 3000 Index, based on market capitalization. The Russell 1000 Growth Index measures the performance of those stocks of the Russell 1000 Index with higher relative forecasted growth rates and price/book ratios.

The Russell 1000 Value Index is a subset of the Russell 1000 Index, which measures the performance of the stocks of the 1,000 largest companies in the Russell 3000 Index, based on market capitalization. The Russell 1000 Value Index measures the performance of those stocks of the Russell 1000 Index with lower relative forecasted growth rates and price/book ratios.

Small-cap index

The Russell 2000® Index measures the performance of the stocks of the 2,000 smallest companies in the Russell 3000 Index, based on market capitalization.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

Russell 1000, Russell 2000 and Russell 3000 are trademarks and service marks of Russell Investments. TIAA-CREF products are not promoted or sponsored by, or affiliated with, Russell Investments. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. This report is not approved, reviewed or produced by MSCI. S&P 500 is a registered trademark and service mark of the McGraw-Hill Companies, Inc.

4	2015 Annual Report ■ TIAA-CREF Funds: Equity Index Funds

Important information about expenses

All shareholders of the TIAA-CREF Funds incur ongoing costs, including management fees and other fund expenses. They may also incur transactional costs for redemptions or account maintenance fees.

The expense examples that appear on the performance pages are intended to help you understand your ongoing costs only (in U.S. dollars) and do not reflect transactional costs or the costs incurred by the fund for buying and selling securities. The examples are designed to help you compare these ongoing costs with the ongoing costs of investing in other mutual funds.

The expenses shown do not include redemption fees or account maintenance fees, which may or may not be applicable, as described in the prospectus. If such fees were included, your total costs for investing in the funds would be higher. Note also that shareholders of the TIAA-CREF Funds do not incur a sales charge for purchases, reinvested dividends or other distributions.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (May 1, 2015–October 31, 2015).

Actual expenses

The first section of each table uses the fund’s actual expenses and its actual rate of return. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the six-month period.

Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses paid during period” to estimate the expenses you paid during the six-month period. Some funds have a contractual fee reimbursement. Had these not been in effect, fund expenses would have been higher.

Hypothetical example for comparison purposes

The second line in each share class’s entry shows hypothetical account values and expenses based on the share class’s actual expense ratio for the six-month period and an assumed 5% per year rate of return before expenses. This was not the share class’s actual return.

This hypothetical example cannot be used to estimate the actual expenses you paid for the period but rather allows you to compare the ongoing costs of investing in the fund with the costs of other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.

TIAA-CREF Funds: Equity Index Funds ■ 2015 Annual Report	5

Equity Index Fund

Portfolio composition
% of net assets
Sector	as of 10/31/2015
Information technology	20.1
Financials	18.1
Health care	14.1
Consumer discretionary	13.5
Industrials	10.7
Consumer staples	8.4
Energy	6.5
Materials	3.2
Utilities	3.0
Telecommunication services	2.2
Short-term investments, other assets & liabilities, net	0.2
Total	100.0

Holdings by company size
Market	% of equity investments
capitalization	as of 10/31/2015
More than $50 billion	50.6
More than $15 billion–$50 billion	23.3
More than $2 billion–$15 billion	21.3
$2 billion or less	4.8
Total	100.0

Performance for the twelve months ended October 31, 2015

The Equity Index Fund returned 4.48% for the Institutional Class, compared with the 4.49% return of its benchmark, the Russell 3000® Index. The table below shows returns for all share classes of the fund.

For the twelve-month period, the fund’s return marginally lagged that of its benchmark index, partly because of the effect of expenses. The fund’s return includes a deduction for expenses, while the benchmark’s does not. The fund had a risk profile similar to that of its benchmark.

Surrounded by uncertainty, investors favor large-cap stocks

The broad U.S. stock market, as measured by the Russell 3000 Index, returned 4.49% for the reporting period, compared with 16.07% for the previous twelve months. After a bumpy start, the Russell 3000 Index rose 4.74% in the first six months of the reporting period as low inflation, continued strength in the housing market and employment growth supported U.S. stocks. However, toward the end of the summer, volatility crept back into the financial markets as investors grew concerned about the possibility of a U.S. interest rate hike and the pace of growth overseas.

For the twelve-month period, large-cap stocks advanced 4.86%, outperforming the 2.77% and 0.34% returns of mid- and small-cap issues. Furthermore, the performance of large-cap growth stocks, which gained 9.18%, substantially outpaced the 0.53% return of their large-cap value counterparts. (Returns by investment style and capitalization size are based on the Russell indexes.)

For the ten years ended October 31, 2015, the Russell 3000 Index earned an average annual return of 7.94%, underperforming the 9.09% average gain of the Russell 1000® Growth Index, but outperforming both the 6.75% average annual return of the Russell 1000 Value Index and the 7.47% average annual return of the Russell 2000® Index.

Performance as of October 31, 2015

		Total	Average annual
		return	total return
Equity Index Fund	Inception date	1 year	5 years	10 years
Institutional Class	7/1/1999	4.48%	14.09%	7.92%
Premier Class	9/30/2009	4.36	13.90	7.82	*
Retirement Class	3/31/2006	4.17	13.81	7.66	*
Retail Class	3/31/2006	4.12	13.74	7.69	*
Russell 3000 Index	—	4.49	14.14	7.94

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit tiaa-cref.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance may be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*	The performance shown for the Premier, Retirement and Retail classes that is prior to their respective inception dates is based on the performance of the fund’s Institutional Class. The performance for these periods has not been restated to reflect the higher expenses of the Premier, Retirement and Retail classes. If those higher expenses had been reflected, the performance of these three classes shown for these periods would have been lower.

6	2015 Annual Report ■ TIAA-CREF Funds: Equity Index Funds

Technology and consumer-related sectors drive the benchmark higher

Six out of ten industry sectors of the Russell 3000 Index generated positive returns, and two achieved double-digit gains. Information technology, the benchmark’s most heavily weighted sector for the period, earned 10.8% and made the largest contribution to returns, benefiting from rising sales and profit growth. Consumer discretionary made the second-largest contribution, surging 16.4% amid an increase in consumer spending. Solid gains from consumer staples (up 9.1%) and health care (up 7.9%) also helped the benchmark’s performance. Together, these four sectors represented more than half of the benchmark’s total market capitalization at the end of the period.

With a –21.8% return, energy was the worst-performing sector and the largest detractor from the benchmark’s performance. Oil prices fell significantly during the period, pressured by rising supplies of the commodity. Materials (down 5.8%), telecommunication services (down 1.6%) and utilities (down 1.1%) also hurt the performance of the index.

Returns of the largest stocks in the index vary widely

Among the benchmark’s largest holdings, Amazon.com was the top performer, benefiting from a considerable increase in sales over the past year. Shares of technology giants Microsoft and Apple continued the trend and posted gains higher than the benchmark.

Stocks with significant weightings that underperformed the index during the period included Exxon Mobil, which was hurt by falling global oil prices; Johnson & Johnson, which reported a decrease in worldwide consumer sales; and Berkshire Hathaway, which experienced declines in its insurance businesses.

$10,000 over 10 years

Institutional Class

For the purpose of comparison, the graph also shows the change in the value of the fund’s benchmark during the same period. The performance of the other share classes varies due to differences in expense charges.

Expense example

Six months ended October 31, 2015

			Expenses
			paid
	Beginning	Ending	during
	account	account	period*
	value	value	(5/1/15–
Equity Index Fund	(5/1/15)	(10/31/15)	10/31/15)
Actual return
Institutional Class	$1,000.00	$997.48	$0.25
Premier Class	1,000.00	996.84	1.01
Retirement Class	1,000.00	996.27	1.51
Retail Class	1,000.00	995.66	1.76
5% annual hypothetical return
Institutional Class	1,000.00	1,024.95	0.26
Premier Class	1,000.00	1,024.20	1.02
Retirement Class	1,000.00	1,023.69	1.53
Retail Class	1,000.00	1,023.44	1.79

*	“Expenses paid during period” is based on the fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/365. There were 184 days in the six months ended October 31, 2015. The fund’s annualized six-month expense ratio for that period was 0.05% for the Institutional Class, 0.20% for the Premier Class, 0.30% for the Retirement Class and 0.35% for the Retail Class. The expense charges of one or more of the fund’s share classes may at times reflect a reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without any such reimbursement, the expenses of the affected share classes would be higher and the fund’s performance lower.

For more information about this expense example, please see page 5.

TIAA-CREF Funds: Equity Index Funds ■ 2015 Annual Report	7

Large-Cap Growth Index Fund

Portfolio composition
% of net assets
Sector	as of 10/31/2015
Information technology	28.1
Consumer discretionary	21.4
Health care	16.4
Consumer staples	11.0
Industrials	11.0
Financials	5.6
Materials	3.6
Telecommunication services	2.0
Energy	0.7
Short-term investments, other assets & liabilities, net	0.2
Total	100.0

Holdings by company size
Market	% of equity investments
capitalization	as of 10/31/2015
More than $50 billion	57.0
More than $15 billion–$50 billion	25.1
More than $2 billion–$15 billion	17.8
$2 billion or less	0.1
Total	100.0

Performance for the twelve months ended October 31, 2015

The Large-Cap Growth Index Fund returned 9.09% for the Institutional Class, compared with the 9.18% return of its benchmark, the Russell 1000® Growth Index. The table below shows returns for all share classes of the fund.

For the twelve-month period, the fund’s return lagged that of its benchmark index, partly because of the effect of expenses. The fund’s return includes a deduction for expenses, while the benchmark’s does not. The fund had a risk profile similar to that of its benchmark.

Surrounded by uncertainty, investors favor large-cap stocks

The broad U.S. stock market, as measured by the Russell 3000® Index, returned 4.49% for the reporting period, compared with 16.07% for the previous twelve months. After a bumpy start, the Russell 3000 Index rose 4.74% in the first six months of the reporting period as low inflation, continued strength in the housing market and employment growth supported U.S. stocks. Toward the end of the summer, however, volatility crept back into the financial markets as investors grew concerned about the possibility of a U.S. interest rate hike and the pace of growth overseas.

For the twelve-month period, large-cap growth stocks substantially outpaced the 0.53% return of their large-cap value counterparts. Within the growth category, large caps not only topped the performance of small caps (up 3.52%) and mid caps (up 4.94%), but also outpaced small- and mid-cap value issues at –2.88% and 0.47%, respectively. (Returns by investment style and capitalization size are based on the Russell indexes.)

For the ten years ended October 31, 2015, the Russell 1000 Growth Index earned an average annual return of 9.09%, outperforming both the 6.75% average gain of the Russell 1000 Value Index and the 7.94% average annual return of the Russell 3000 Index.

Performance as of October 31, 2015

		Total	Average annual
		return	total return
Large-Cap Growth Index Fund	Inception date	1 year	5 years	10 years
Institutional Class	10/1/2002	9.09%	15.21%	9.00%
Retirement Class	10/1/2002	8.83	14.93	8.73
Russell 1000 Growth Index	—	9.18	15.30	9.09

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit tiaa-cref.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance may be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

8	2015 Annual Report ■ TIAA-CREF Funds: Equity Index Funds

Technology and consumer-related sectors drive the benchmark higher

Six out of ten industry sectors of the Russell 1000 Growth Index generated positive returns, and three achieved double-digit gains. Information technology, the benchmark’s most heavily weighted sector for the period, earned 13.9% and made the largest contribution to returns. Consumer discretionary made the second-largest contribution, surging 20.2%. Solid gains from consumer staples (up 14.1%) and health care (up 6.1%) also helped the benchmark’s performance. Together, these four sectors represented nearly three-quarters of the benchmark’s total market capitalization at the end of the period.

With a –30.9% return, energy was the worst-performing sector. Oil prices fell significantly during the period, pressured by rising supplies of the commodity. Utilities (down 14.1%) also hurt the performance of the index.

Returns of the largest stocks in the index soar

All of the benchmark’s five largest stocks outperformed the return of the benchmark. Amazon.com was the top performer, benefiting from a considerable increase in sales over the past year. Shares of Facebook and Alphabet, which is the successor issuer to and parent holding company of Google, also soared. Facebook reported an increase in mobile advertising revenue, while Alphabet benefited from substantial growth of mobile search revenue, complemented by contributions from YouTube and Programmatic Advertising. Technology giants Microsoft and Apple continued the trend and posted gains higher than the benchmark.

$10,000 over 10 years

Institutional Class

For the purpose of comparison, the graph also shows the change in the value of the fund’s benchmark during the same period. The performance of the other share class varies due to differences in expense charges.

Expense example

Six months ended October 31, 2015

			Expenses
			paid
	Beginning	Ending	during
	account	account	period*
Large-Cap	value	value	(5/1/15–
Growth Index Fund	(5/1/15)	(10/31/15)	10/31/15)
Actual return
Institutional Class	$1,000.00	$1,023.93	$0.31
Retirement Class	1,000.00	1,022.85	1.58
5% annual hypothetical return
Institutional Class	1,000.00	1,024.90	0.31
Retirement Class	1,000.00	1,023.64	1.58

*	“Expenses paid during period” is based on the fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/365. There were 184 days in the six months ended October 31, 2015. The fund’s annualized six-month expense ratio for that period was 0.06% for the Institutional Class and 0.31% for the Retirement Class. The expense charges of one or more of the fund’s share classes may at times reflect a reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without any such reimbursement, the expenses of the affected share classes would be higher and the fund’s performance lower.

For more information about this expense example, please see page 5.

TIAA-CREF Funds: Equity Index Funds ■ 2015 Annual Report	9

Large-Cap Value Index Fund

Portfolio composition
% of net assets
Sector	as of 10/31/2015
Financials	29.7
Energy	13.3
Health care	11.6
Information technology	11.5
Industrials	10.2
Consumer staples	6.7
Utilities	6.0
Consumer discretionary	5.3
Materials	2.8
Telecommunication services	2.4
Short-term investments, other assets & liabilities, net	0.5
Total	100.0

Holdings by company size
Market	% of equity investments
capitalization	as of 10/31/2015
More than $50 billion	52.0
More than $15 billion–$50 billion	25.8
More than $2 billion–$15 billion	21.8
$2 billion or less	0.4
Total	100.0

Performance for the twelve months ended October 31, 2015

The Large-Cap Value Index Fund returned 0.49% for the Institutional Class, compared with the 0.53% return of its benchmark, the Russell 1000® Value Index. The table below shows returns for all share classes of the fund.

For the twelve-month period, the fund’s return slightly lagged that of its benchmark index, primarily because of the effect of expenses. The fund’s return includes a deduction for expenses, while the benchmark’s does not. The fund had a risk profile similar to that of its benchmark.

Surrounded by uncertainty, investors favor large caps

The broad U.S. stock market, as measured by the Russell 3000® Index, returned 4.49% for the reporting period, compared with 16.07% for the previous twelve months. After a bumpy start, the Russell 3000 Index rose 4.74% in the first six months of the reporting period as low inflation, continued strength in the housing market and employment growth supported U.S. stocks. However, toward the end of the summer, volatility crept back into the financial markets as investors grew concerned about the possibility of a U.S. interest rate hike and the pace of growth overseas.

Investors favored the stocks of large-capitalization companies for their relative stability and greater access to credit. Large caps climbed 4.86% versus 2.77% for mid caps and 0.34% for small caps. Large-cap value stocks significantly lagged their growth counterparts over the twelve months, 0.53% to 9.18%. The growth segment benefited from heavier weightings and stronger returns from the information technology and consumer discretionary sectors. (Returns by market capitalization and investment style are based on the Russell indexes.)

Performance as of October 31, 2015

		Total	Average annual
		return	total return
Large-Cap Value Index Fund	Inception date	1 year	5 years	10 years
Institutional Class	10/1/2002	0.49%	13.16%	6.68%
Retirement Class	10/1/2002	0.26	12.89	6.43
Russell 1000 Value Index	—	0.53	13.26	6.75

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit tiaa-cref.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance may be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

10	2015 Annual Report ■ TIAA-CREF Funds: Equity Index Funds

For the ten years ended October 31, 2015, the Russell 1000 Value Index registered an average annual return of 6.75%, trailing the 9.09% average gain of the Russell 1000 Growth Index and the 7.94% return of the Russell 3000 Index.

Health care aids the index’s upward march

Six of the ten industry sectors of the fund’s benchmark posted gains for the reporting period. Weakness in oil prices hindered the energy sector. Flagging demand for commodities due to China’s slowing economic growth weighed on the materials sector. Health care, the benchmark’s second largest sector, contributed the most to its return with a gain of 10.5%. Financials and consumer discretionary were also top contributors with returns of 3.5% and 9.1%, respectively. As a group, these three sectors made up nearly half of the index’s total market capitalization on October 31, 2015.

Three of the benchmark’s five largest stocks outperform

Three of the benchmark’s five largest stocks gained more than the overall index return for the twelve months. These were General Electric, Wells Fargo and JPMorgan Chase. The stocks of Exxon Mobil and Johnson & Johnson retreated. Exxon Mobil, the benchmark’s largest stock, suffered a double-digit loss as falling oil prices hurt profits. Johnson & Johnson reported a decrease in worldwide consumer sales.

$10,000 over 10 years

Institutional Class

For the purpose of comparison, the graph also shows the change in the value of the fund’s benchmark during the same period. The performance of the other share class varies due to differences in expense charges.

Expense example

Six months ended October 31, 2015

			Expenses
			paid
	Beginning	Ending	during
	account	account	period*
Large-Cap	value	value	(5/1/15–
Value Index Fund	(5/1/15)	(10/31/15)	10/31/15)
Actual return
Institutional Class	$1,000.00	$976.80	$0.30
Retirement Class	1,000.00	976.02	1.54
5% annual hypothetical return
Institutional Class	1,000.00	1,024.90	0.31
Retirement Class	1,000.00	1,023.64	1.58

*	“Expenses paid during period” is based on the fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/365. There were 184 days in the six months ended October 31, 2015. The fund’s annualized six-month expense ratio for that period was 0.06% for the Institutional Class and 0.31% for the Retirement Class. The expense charges of one or more of the fund’s share classes may at times reflect a reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without any such reimbursement, the expenses of the affected share classes would be higher and the fund’s performance lower.

For more information about this expense example, please see page 5.

TIAA-CREF Funds: Equity Index Funds ■ 2015 Annual Report	11

S&P 500 Index Fund

Portfolio composition
% of net assets
Sector	as of 10/31/2015
Information technology	20.8
Financials	16.3
Health care	14.5
Consumer discretionary	13.1
Industrials	10.1
Consumer staples	9.7
Energy	7.1
Materials	2.9
Utilities	2.9
Telecommunication services	2.4
Short-term investments, other assets & liabilities, net	0.2
Total	100.0

Holdings by company size
Market	% of equity investments
capitalization	as of 10/31/2015
More than $50 billion	62.0
More than $15 billion–$50 billion	27.4
More than $2 billion–$15 billion	10.6
Total	100.0

Performance for the twelve months ended October 31, 2015

The S&P 500 Index Fund returned 5.11% for the Institutional Class, compared with the 5.20% return of its benchmark, the S&P 500® Index. The table below shows returns for all share classes of the fund.

For the twelve-month period, the fund’s return slightly lagged that of its benchmark index, primarily because of the effect of expenses. The fund’s return includes a deduction for expenses, while the benchmark’s does not. The fund had a risk profile similar to that of its benchmark.

Surrounded by uncertainty, investors favor large caps

For the reporting period, the large-cap stocks in the S&P 500 Index outperformed the broad U.S. stock market, as measured by the Russell 3000® Index, which returned 4.49%. The S&P 500 gained 4.40% in the first six months of the reporting period as low inflation, continued strength in the housing market and employment growth supported U.S. stocks. Toward the end of the summer, however, volatility crept back into the financial markets as investors grew concerned about the possibility of a U.S. interest rate hike and the pace of growth overseas.

Although gross domestic product—the output of goods and services produced in the United States—increased at a seasonally adjusted annual rate of 3.9% in the second quarter of 2015, it slowed to 2.1% in the third quarter, according to recent estimates. The slowdown appeared to be partly the result of a drop in exports and in government spending. By period-end, however, household spending along with hourly wages had increased.

Investors favored the stocks of large-capitalization companies for their relative stability and greater access to credit. As a result, the exclusively large-cap S&P 500 returned more than the Russell 3000 Index for the period. A substantial portion of the Russell 3000 consists of small- and mid-cap stocks, both of which underperformed large caps for the period.

Performance as of October 31, 2015

		Total	Average annual
		return	total return
S&P 500 Index Fund	Inception date	1 year	5 years	10 years
Institutional Class	10/1/2002	5.11%	14.24%	7.79%
Retirement Class	10/1/2002	4.91	13.97	7.51
S&P 500 Index	—	5.20	14.33	7.85

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit tiaa-cref.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance may be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

12	2015 Annual Report ■ TIAA-CREF Funds: Equity Index Funds

For the ten years ended October 31, 2015, the S&P 500 Index posted an average annual gain of 7.85%, compared with an average annual return of 7.94% for the Russell 3000 Index.

Consumer discretionary stocks drive index performance

Six out of the ten industry sectors within the benchmark increased in value over the reporting period. However, weakness in oil prices caused the energy sector to decline. Flagging demand for commodities due to China’s slowing economic growth hurt the materials sector. The consumer discretionary sector contributed the most to the index’s return with a gain of 20.9%. The sector benefited from a pickup in consumer spending supported by stronger hiring, lower gasoline prices and rising home values. Information technology, the index’s largest sector, rose 11.2%. The health care sector advanced 7.6%. As a group, these three sectors made up nearly half of the index’s total market capitalization as of October 31, 2015.

Three of the S&P 500’s biggest stocks post double-digit gains

Three of the S&P 500’s five largest stocks gained considerably more than the index’s overall return. General Electric, Microsoft and Apple were the top performers. The stocks of Exxon Mobil and Johnson & Johnson retreated. Weak oil prices hurt profits for Exxon Mobil. Johnson & Johnson’s revenues declined in the face of a strong U.S. dollar.

$10,000 over 10 years

Institutional Class

For the purpose of comparison, the graph also shows the change in the value of the fund’s benchmark during the same period. The performance of the other share class varies due to differences in expense charges.

Expense example

Six months ended October 31, 2015

			Expenses
			paid
	Beginning	Ending	during
	account	account	period*
S&P 500	value	value	(5/1/15–
Index Fund	(5/1/15)	(10/31/15)	10/31/15)
Actual return
Institutional Class	$1,000.00	$1,007.24	$0.30
Retirement Class	1,000.00	1,006.42	1.57
5% annual hypothetical return
Institutional Class	1,000.00	1,024.90	0.31
Retirement Class	1,000.00	1,023.64	1.58

*	“Expenses paid during period” is based on the fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/365. There were 184 days in the six months ended October 31, 2015. The fund’s annualized six-month expense ratio for that period was 0.06% for the Institutional Class and 0.31% for the Retirement Class. The expense charges of one or more of the fund’s share classes may at times reflect a reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without any such reimbursement, the expenses of the affected share classes would be higher and the fund’s performance lower.

For more information about this expense example, please see page 5.

TIAA-CREF Funds: Equity Index Funds ■ 2015 Annual Report	13

Small-Cap Blend Index Fund

Portfolio composition
% of net assets
Sector	as of 10/31/2015
Financials	25.6
Information technology	17.5
Health care	15.1
Consumer discretionary	14.0
Industrials	12.3
Materials	3.8
Utilities	3.8
Consumer staples	3.4
Energy	3.1
Telecommunication services	0.9
Short-term investments, other assets & liabilities, net	0.5
Total	100.0

Holdings by company size
Market	% of equity investments
capitalization	as of 10/31/2015
More than $15 billion–$50 billion	0.1
More than $2 billion–$15 billion	40.6
$2 billion or less	59.3
Total	100.0

Performance for the twelve months ended October 31, 2015

The Small-Cap Blend Index Fund returned 0.54% for the Institutional Class, compared with the 0.34% return of its benchmark, the Russell 2000® Index. The table below shows returns for all share classes of the fund.

For the twelve-month period, the fund participated in a securities lending program. The fund’s return outpaced that of its benchmark index, despite the effect of expenses. The fund’s return includes a deduction for expenses, while the benchmark’s does not. The fund had a risk profile similar to that of its benchmark.

Surrounded by uncertainty, investors favor large-cap stocks

The broad U.S. stock market, as measured by the Russell 3000® Index, returned 4.49% for the reporting period, compared with 16.07% for the previous twelve months. After a bumpy start, the Russell 3000 Index rose 4.74% in the first six months of the reporting period as low inflation, continued strength in the housing market and employment growth supported U.S. stocks. Toward the end of the summer, however, volatility crept back into the financial markets as investors grew concerned about the possibility of a U.S. interest rate hike and the pace of growth overseas.

For the twelve-month period, small-cap stocks advanced but underperformed the 4.86% and 2.77% returns of large- and mid-cap issues, respectively. Furthermore, the performance of small-cap growth stocks, which gained 3.52%, substantially outpaced the –2.88% return of their small-cap value counterparts. (Returns by investment style and capitalization size are based on the Russell indexes.)

For the ten years ended October 31, 2015, the Russell 2000 Index earned an average annual gain of 7.47%, underperforming the 7.94% average annual return of the Russell 3000 Index over the same period.

Performance as of October 31, 2015

		Total	Average annual
		return	total return
Small-Cap Blend Index Fund	Inception date	1 year	5 years	10 years
Institutional Class	10/1/2002	0.54%	12.24%	7.56%
Retirement Class	10/1/2002	0.31	11.95	7.30
Russell 2000 Index	—	0.34	12.06	7.47

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit tiaa-cref.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance may be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

14	2015 Annual Report ■ TIAA-CREF Funds: Equity Index Funds

Technology and health care sectors shine

Seven out of ten industry sectors of the Russell 2000 Index generated positive returns. Financials, the benchmark’s most heavily weighted sector for the period, rose 3.5%. Information technology earned the biggest gain at 9.8%, benefiting from rising sales and profit growth. Solid returns from health care (up 8.9%) and consumer staples (up 6.3%) also helped the benchmark’s performance. Together, these four sectors contributed most to the benchmark’s return and represented close to two-thirds of the benchmark’s total market capitalization on October 31, 2015.

With a –43.9% return, energy was the worst-performing sector and the largest detractor from the benchmark’s performance. Oil prices fell significantly during the period, pressured by rising supplies of the commodity. Materials (down 15.5%) and industrials (down 7.6%) also hurt the performance of the index.

Returns of the largest stocks in the index mostly advance

Among the benchmark’s largest holdings, bluebird bio was the top performer followed by Anacor Pharmaceuticals, which benefited from strong revenue growth from the distribution and commercialization of the company’s first approved drug, KERYDIN®. Shares of technology solutions companies Manhattan Associates and Tyler Technologies, real estate company CubeSmart and health technology company STERIS, continued the trend and posted substantial double-digit gains.

LaSalle Hotel Properties detracted most from the index’s return followed by RLJ Lodging Trust and Team Health Holdings. Team Health Holdings, which is a provider of hospital-based clinical outsourcing in multiple medical specialties, was the third largest detractor despite its recent reports of robust revenue growth.

$10,000 over 10 years

Institutional Class

For the purpose of comparison, the graph also shows the change in the value of the fund’s benchmark during the same period. The performance of the other share class varies due to differences in expense charges.

Expense example

Six months ended October 31, 2015

			Expenses
			paid
	Beginning	Ending	during
	account	account	period*
Small-Cap	value	value	(5/1/15–
Blend Index Fund	(5/1/15)	(10/31/15)	10/31/15)
Actual return
Institutional Class	$1,000.00	$960.02	$0.30
Retirement Class	1,000.00	958.60	1.53
5% annual hypothetical return
Institutional Class	1,000.00	1,024.90	0.31
Retirement Class	1,000.00	1,023.64	1.58

*	“Expenses paid during period” is based on the fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/365. There were 184 days in the six months ended October 31, 2015. The fund’s annualized six-month expense ratio for that period was 0.06% for the Institutional Class and 0.31% for the Retirement Class. The expense charges of one or more of the fund’s share classes may at times reflect a reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without any such reimbursement, the expenses of the affected share classes would be higher and the fund’s performance lower.

For more information about this expense example, please see page 5.

TIAA-CREF Funds: Equity Index Funds ■ 2015 Annual Report	15

Emerging Markets Equity Index Fund

Portfolio composition
% of net assets
Sector	as of 10/31/2015
Financials	29.7
Information technology	18.1
Consumer discretionary	9.2
Consumer staples	8.2
Industrials	7.2
Energy	7.1
Telecommunication services	6.9
Materials	6.4
Utilities	4.3
Health care	2.8
Short-term investments, other assets & liabilities, net	0.1
Total	100.0

Holdings by country
% of portfolio investments
as of 10/31/2015
China	21.3
Korea	15.1
Taiwan	11.5
India	7.8
South Africa	7.3
Brazil	5.5
Mexico	4.5
Russia	3.5
Malaysia	2.9
United States	2.6
15 other nations	13.3
Short-term investments	4.7
Total	100.0

Holdings by company size
Market	% of equity investments
capitalization	as of 10/31/2015
More than $50 billion	18.0
More than $15 billion–$50 billion	29.7
More than $2 billion–$15 billion	48.0
$2 billion or less	4.3
Total	100.0

Performance for the twelve months ended October 31, 2015

The Emerging Markets Equity Index Fund returned –14.54% for the Institutional Class, compared with the –14.53% return of its benchmark, the MSCI Emerging Markets Index. The table below shows returns for all share classes of the fund.

For the twelve-month period, the fund’s return marginally lagged that of its benchmark index. The fund’s return includes a deduction for expenses, while the benchmark’s does not. The fund had a risk profile similar to that of its benchmark. During the twelve months, the fund participated in a securities lending program.

Uncertainties trigger sharp swings in emerging market stocks

The MSCI Emerging Markets Index lagged the –0.07% return of the 21 developed market nations outside North America that comprise the MSCI EAFE Index and the 4.49% rise of the broad U.S. stock market, as measured by the Russell 3000® Index.

Stocks in emerging markets dropped early in the period as oil prices plunged, and emerging market economies and currencies generally weakened. Emerging market equities rallied in January and February of 2015 as commodity prices appeared to stabilize, central banks in China and Europe introduced measures to stimulate their economies and expectations mounted that the Federal Reserve might postpone raising interest rates.

In the summer, Greece agreed to a bailout, allowing it to remain in the eurozone. Emerging markets stocks tumbled in August in reaction to concerns about China’s slowing economy and renewed concerns of a U.S. interest rate hike, but the Fed refrained from raising the federal funds rate. In October, China introduced fresh stimulus, sentiment improved and the MSCI Emerging Markets Index rallied 7.13%.

Performance as of October 31, 2015

		Total	Average annual
		return	total return
Emerging Markets				since
Equity Index Fund*	Inception date	1 year	5 years	inception
Institutional Class	8/31/2010	–14.54%	–3.15%	–0.68%
Premier Class	8/31/2010	–14.60	–3.29	–0.82
Retirement Class	8/31/2010	–14.69	–3.38	–0.91
Retail Class	8/31/2010	–14.85	–3.52	–1.06
MSCI Emerging Markets Index	—	–14.53	–2.80	–0.15	†

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit tiaa-cref.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance may be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*	Prior to October 19, 2015, shares held 60 calendar days or less may have been subject to a redemption fee of 2%. Please see the prospectus for details. The redemption fee will not apply to transactions in fund shares on or after October 19, 2015.

†	Performance is calculated from the inception date of the Institutional Class.

16	2015 Annual Report ■ TIAA-CREF Funds: Equity Index Funds

China’s October rally helps to temper the benchmark’s losses

For the twelve months, Hungary was the only index component that advanced, returning 12.9%, but it represented a small part of the benchmark. China, the second-best performer and largest index component, finished lower at –0.7%. Chinese stocks rose as China’s central bank introduced stimulus measures in the spring, tumbled in August and rallied in October amid the introduction of new stimulus and improved sentiment.

Greece suffered the most among the components of the MSCI Emerging Markets Index, dropping 56.0% in U.S. dollars. Brazil, which represented 5.9% of the benchmark at period-end, was next, losing 46.0% as reports of weak growth and high inflation exerted pressure on Brazilian stock prices. Korea and Taiwan, the second- and third-largest benchmark components, dropped 6.3% and 8.7%, respectively.

Returns of the largest stocks in the index mostly advance

Eight of the ten largest stocks in the benchmark, as measured by market capitalization on October 31, 2015, generated positive returns for the period. Tencent Holdings and Naspers Limited recorded double-digit gains. Hon Hai Precision Industry and China Mobile finished down for the period, posting negative returns.

The fund’s returns may sometimes diverge from the returns of its benchmark index more than would be expected. This divergence may be the result of the fund’s fair value pricing adjustments or of the timing of foreign currency valuations.

Many foreign exchanges close for trading before the fund’s net asset value (NAV) is calculated (generally 4 p.m. ET). In the intervening hours, the values of foreign securities can change, and these changes are not reflected immediately in the returns of the fund’s benchmark. These changes are, however, taken into account to value the fund’s portfolio holdings at the time the fund’s NAV is calculated; these are known as fair value pricing adjustments.

$10,000 invested at fund’s inception

Institutional Class (inception August 31, 2010)

For the purpose of comparison, the graph also shows the change in the value of the fund’s benchmark during the same period. The performance of the other share classes varies due to differences in expense charges.

Expense example

Six months ended October 31, 2015

			Expenses
			paid
	Beginning	Ending	during
	account	account	period*
Emerging Markets	value	value	(5/1/15–
Equity Index Fund	(5/1/15)	(10/31/15)	10/31/15)
Actual return
Institutional Class	$1,000.00	$822.28	$1.01
Premier Class	1,000.00	821.96	1.75
Retirement Class	1,000.00	821.79	2.16
Retail Class	1,000.00	820.87	2.75
5% annual hypothetical return
Institutional Class	1,000.00	1,024.10	1.12
Premier Class	1,000.00	1,023.29	1.94
Retirement Class	1,000.00	1,022.84	2.40
Retail Class	1,000.00	1,022.18	3.06

*	“Expenses paid during period” is based on the fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/365. There were 184 days in the six months ended October 31, 2015. The fund’s annualized six-month expense ratio for that period was 0.22% for the Institutional Class, 0.38% for the Premier Class, 0.47% for the Retirement Class and 0.60% for the Retail Class. The expense charges of one or more of the fund’s share classes may at times reflect a reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without any such reimbursement, the expenses of the affected share classes would be higher and the fund’s performance lower.

For more information about this expense example, please see page 5

TIAA-CREF Funds: Equity Index Funds ■ 2015 Annual Report	17

International Equity Index Fund

Portfolio composition
% of net assets
Sector	as of 10/31/2015
Financials	25.8
Consumer discretionary	13.1
Industrials	12.4
Consumer staples	11.8
Health care	11.5
Materials	6.6
Telecommunication services	4.9
Energy	4.9
Information technology	4.8
Utilities	3.7
Short-term investments, other assets & liabilities, net	0.5
Total	100.0

Holdings by country
% of portfolio investments
as of 10/31/2015
Japan	21.9
United Kingdom	17.6
France	9.5
Switzerland	9.2
Germany	8.6
Australia	6.1
Netherlands	3.3
Spain	3.2
Hong Kong	2.9
Sweden	2.7
19 other nations	10.7
Short-term investments	4.3
Total	100.0

Holdings by company size
Market	% of equity investments
capitalization	as of 10/31/2015
More than $50 billion	41.3
More than $15 billion–$50 billion	32.4
More than $2 billion–$15 billion	26.2
$2 billion or less	0.1
Total	100.0

Performance for the twelve months ended October 31, 2015

The International Equity Index Fund returned –1.18%, compared with the –0.07% return of its benchmark, the MSCI EAFE Index. The table below shows returns for all share classes of the fund.

For the twelve-month period, the fund benefited from participating in a securities lending program; however, the fund still underperformed its benchmark in part due to the negative effect of expenses. The fund’s return includes a deduction for expenses, while the benchmark’s does not. The fund had a risk profile similar to that of its benchmark.

Developed foreign market stocks trail U.S. equities

After advancing 6.81% in the first six months of the reporting period, the MSCI EAFE Index, which measures stock performance in 21 developed market nations outside North America, fell 6.44% in the final six months. Investor concerns regarding China’s slowing economic growth, geopolitical tensions in various nations and the potentially detrimental effects of rising U.S. interest rates all contributed to the decline. However, the strength of the U.S. dollar, which gained 13.4% over the euro and 7.6% versus the Japanese yen, played the most significant role in the negative performance of developed foreign market stocks. For instance, the EAFE actually rose 9.10% in local currency terms; however, when converted to U.S.-dollar-based returns, the EAFE showed a small loss.

When compared to domestic equities for the twelve months, the EAFE substantially trailed the 4.49% return of the broad U.S. stock market, as measured by the Russell 3000® Index. Similarly, for the ten years ended October 31, 2015, the EAFE’s average annual gain of 4.05% lagged the 7.94% average annual return of the Russell 3000 Index.

Performance as of October 31, 2015

		Total	Average annual
		return	total return
International Equity
Index Fund*	Inception date	1 year	5 years	10 years
Institutional Class	10/1/2002	–1.18%	4.83%	4.11%
Premier Class	9/30/2009	–1.33	4.67	4.02	†
Retirement Class	10/1/2002	–1.38	4.57	3.86
MSCI EAFE Index	—	–0.07	4.81	4.05

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit tiaa-cref.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance may be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*	Prior to October 19, 2015, shares held 60 calendar days or less may have been subject to a redemption fee of 2%. Please see the prospectus for details. The redemption fee will not apply to transactions in fund shares on or after October 19, 2015.
†	The performance shown for the Premier Class that is prior to its inception date is based on the performance of the fund’s Institutional Class. The performance for these periods has not been restated to reflect the higher expenses of the Premier Class. If those higher expenses had been reflected, the performance of the Premier Class shown for these periods would have been lower.

18	2015 Annual Report ■ TIAA-CREF Funds: Equity Index Funds

U.S.-dollar-based losses push the benchmark lower

Currency translation was a sizable drag on returns across the components of the EAFE. Despite positive performance in local currency terms, in all but five of the nations within the index, the U.S.-dollar-based return of the EAFE ended the period in negative territory. The United Kingdom, one of the larger segments of the EAFE, and several of the smaller components, such Sweden and Spain, declined 3.5%, 4.6% and 11.4%, respectively, when converted to U.S.-dollar-based returns.

Returns of the benchmark’s largest stocks vary widely

During the period, EAFE’s largest holdings, as of period-end, produced mixed results. Banking giant HSBC holdings delivered double-digit losses, while Swiss pharmaceutical company Roche Holding also declined, but more modestly. In contrast, shares of Toyota Motor achieved the highest gains of the benchmark’s top five stocks, benefiting from an increase in operating income. Nestlé and Swiss pharmaceutical firm Novartis also advanced, aiding the benchmark’s return.

The fund’s returns may sometimes diverge from the returns of its benchmark more than typically expected. This divergence may be the result of the fund’s fair value pricing adjustments or of the timing of foreign currency valuations.

Many foreign exchanges close for trading before the fund’s net asset value (NAV) is calculated (generally 4 p.m. ET). In the intervening hours, the values of foreign securities can change, and these changes are not reflected immediately in the returns of the fund’s benchmark. These changes are, however, taken into account to value the fund’s portfolio holdings at the time the fund’s NAV is calculated; these are known as fair value pricing adjustments.

$10,000 over 10 years

Institutional Class

For the purpose of comparison, the graph also shows the change in the value of the fund’s benchmark during the same period. The performance of the other share classes varies due to differences in expense charges.

Expense example

Six months ended October 31, 2015

			Expenses
			paid
	Beginning	Ending	during
	account	account	period*
International	value	value	(5/1/15–
Equity Index Fund	(5/1/15)	(10/31/15)	10/31/15)
Actual return
Institutional Class	$1,000.00	$934.10	$0.29
Premier Class	1,000.00	933.44	1.02
Retirement Class	1,000.00	932.85	1.51
5% annual hypothetical return
Institutional Class	1,000.00	1,024.90	0.31
Premier Class	1,000.00	1,024.15	1.07
Retirement Class	1,000.00	1,023.64	1.58

*	“Expenses paid during period” is based on the fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/365. There were 184 days in the six months ended October 31, 2015. The fund’s annualized six-month expense ratio for that period was 0.06% for the Institutional Class, 0.21% for the Premier Class and 0.31% for the Retirement Class. The expense charges of one or more of the fund’s share classes may at times reflect a reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without any such reimbursement, the expenses of the affected share classes would be higher and the fund’s performance lower.

For more information about this expense example, please see page 5.

TIAA-CREF Funds: Equity Index Funds ■ 2015 Annual Report	19

Summary portfolio of investments

Equity Index Fund  ■  October 31, 2015

			% of net
Shares	Company	Value	assets
COMMON STOCKS

AUTOMOBILES & COMPONENTS		$113,659,408	1.1%
BANKS
4,600,899	Bank of America Corp	77,203,085	0.8
1,331,099	Citigroup, Inc	70,774,534	0.7
1,641,489	JPMorgan Chase & Co	105,465,668	1.1
2,059,796	Wells Fargo & Co	111,517,355	1.1
	Other	241,607,998	2.4
		606,568,640	6.1
CAPITAL GOODS
278,232	3M Co	43,740,853	0.4
302,038	Boeing Co	44,722,767	0.5
4,418,063	General Electric Co	127,770,382	1.3
	Other	527,453,128	5.2
		743,687,130	7.4
COMMERCIAL & PROFESSIONAL SERVICES		109,078,839	1.1
CONSUMER DURABLES & APPAREL		167,192,494	1.7
CONSUMER SERVICES
417,968	McDonald’s Corp	46,916,908	0.5
656,655	Starbucks Corp	41,086,904	0.4
	Other	142,622,731	1.4
		230,626,543	2.3
DIVERSIFIED FINANCIALS		379,654,005	3.8
ENERGY
823,034	Chevron Corp	74,797,330	0.8
1,827,016	d Exxon Mobil Corp	151,167,304	1.5
552,788	Schlumberger Ltd	43,205,910	0.4
	Other	380,868,566	3.8
		650,039,110	6.5
FOOD & STAPLES RETAILING
494,002	CVS Health Corp	48,797,517	0.5
690,488	Wal-Mart Stores, Inc	39,523,533	0.4
	Other	104,748,277	1.0
		193,069,327	1.9
FOOD, BEVERAGE & TOBACCO
858,292	Altria Group, Inc	51,900,917	0.5
1,714,739	Coca-Cola Co	72,619,197	0.7
645,849	PepsiCo, Inc	65,999,309	0.7
676,595	Philip Morris International, Inc	59,810,998	0.6
	Other	231,204,048	2.3
		481,534,469	4.8
HEALTH CARE EQUIPMENT & SERVICES
623,883	Medtronic plc	46,117,431	0.5
415,983	UnitedHealth Group, Inc	48,994,478	0.5
	Other	394,955,137	3.9
		490,067,046	4.9
HOUSEHOLD & PERSONAL PRODUCTS
1,201,308	Procter & Gamble Co	91,755,905	0.9
	Other	76,133,302	0.8
		167,889,207	1.7
				% of net
Shares		Company	Value	assets
INSURANCE
815,784	*	Berkshire Hathaway, Inc (Class B)	$110,962,940	1.1%
		Other	302,065,361	3.0
			413,028,301	4.1
MATERIALS			323,578,213	3.2
MEDIA
927,459		Comcast Corp (Class A)	58,077,482	0.6
739,890		Walt Disney Co	84,155,089	0.8
		Other	188,190,145	1.9
			330,422,716	3.3
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES
722,547		AbbVie, Inc	43,027,674	0.4
174,350	*	Allergan plc	53,781,744	0.6
338,918		Amgen, Inc	53,610,049	0.5
726,930		Bristol-Myers Squibb Co	47,941,034	0.5
354,722	*	Celgene Corp	43,527,937	0.4
651,240		Gilead Sciences, Inc	70,418,581	0.7
1,225,405		Johnson & Johnson	123,802,667	1.3
1,232,916		Merck & Co, Inc	67,391,189	0.7
2,690,344		Pfizer, Inc	90,987,434	0.9
		Other	323,083,952	3.2
			917,572,261	9.2
REAL ESTATE			412,149,707	4.1
RETAILING
168,774	*	Amazon.com, Inc	105,635,647	1.1
568,568		Home Depot, Inc	70,297,747	0.7
		Other	335,125,016	3.3
			511,058,410	5.1
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
2,072,085		Intel Corp	70,160,798	0.7
		Other	169,669,380	1.7
			239,830,178	2.4
SOFTWARE & SERVICES
127,200	*	Alphabet, Inc (Class A)	93,796,008	0.9
130,336	*	Alphabet, Inc (Class C)	92,644,132	0.9
950,948	*	Facebook, Inc	96,968,167	1.0
403,679		International Business Machines Corp	56,547,354	0.6
443,616		Mastercard, Inc (Class A)	43,913,548	0.4
3,560,029		Microsoft Corp	187,399,927	1.9
1,408,225		Oracle Corp	54,695,459	0.5
869,715		Visa, Inc (Class A)	67,472,490	0.8
		Other	469,737,724	4.8
			1,163,174,809	11.8
TECHNOLOGY HARDWARE & EQUIPMENT
2,531,799		Apple, Inc	302,549,980	3.0
2,221,122		Cisco Systems, Inc	64,079,370	0.7
721,299		Qualcomm, Inc	42,859,587	0.4
		Other	181,896,657	1.8
			591,385,594	5.9

20	2015 Annual Report ■ TIAA-CREF Funds: Equity Index Funds	See notes to financial statements

Summary portfolio of investments	concluded

Equity Index Fund  ■  October 31, 2015

				% of net
Shares		Company	Value	assets
TELECOMMUNICATION SERVICES
2,695,302		AT&T, Inc	$90,319,570	0.9%
1,800,787		Verizon Communications, Inc	84,420,895	0.9
		Other	40,376,755	0.4
			215,117,220	2.2
TRANSPORTATION			216,480,422	2.2
UTILITIES			298,777,073	3.0
		TOTAL COMMON STOCKS
		(Cost $6,777,888,182)	9,965,641,122	99.8

RIGHTS / WARRANTS

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES			31,697	0.0
TELECOMMUNICATION SERVICES			49,856	0.0
		TOTAL RIGHTS / WARRANTS
		(Cost $77,613)	81,553	0.0

Principal		Issuer
SHORT-TERM INVESTMENTS

GOVERNMENT AGENCY DEBT			35,399,031	0.3

Shares		Company
INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
311,112,472	a,c	TIAA-CREF Short Term Lending Portfolio of the State Street Navigator Securities Lending Trust	311,112,472	3.1
			311,112,472	3.1
		TOTAL SHORT-TERM INVESTMENTS
		(Cost $346,510,762)	346,511,503	3.4
		TOTAL PORTFOLIO
		(Cost $7,124,476,557)	10,312,234,178	103.2
		OTHER ASSETS & LIABILITIES, NET	(322,429,616)	(3.2)
		NET ASSETS	$9,989,804,562	100.0%

*	Non-income producing
a	Affiliated holding
c	Investments made with cash collateral received from securities on loan.
d	All or a portion of these securities have been segregated to cover margin requirements on open futures transactions.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

At 10/31/15, the aggregate value of securities on loan is $302,287,842.

For ease of presentation, a number of classification categories have been grouped together in the Summary Portfolio of Investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

See notes to financial statements	TIAA-CREF Funds: Equity Index Funds ■ 2015 Annual Report	21

Summary portfolio of investments

Large-Cap Growth Index Fund  ■  October 31, 2015

				% of net
Shares		Company	Value	assets
COMMON STOCKS

AUTOMOBILES & COMPONENTS			$21,750,207	0.8%
BANKS			2,779,140	0.1
CAPITAL GOODS
167,620		3M Co	26,351,540	0.9
181,383		Boeing Co	26,857,381	0.9
206,073		Honeywell International, Inc	21,283,220	0.8
		Other	112,707,965	4.0
			187,200,106	6.6
COMMERCIAL & PROFESSIONAL SERVICES			27,628,335	1.0
CONSUMER DURABLES & APPAREL
179,075		Nike, Inc (Class B)	23,464,197	0.8
		Other	43,065,466	1.5
			66,529,663	2.3
CONSUMER SERVICES
253,111		McDonald’s Corp	28,411,710	1.0
394,389		Starbucks Corp	24,676,919	0.9
		Other	48,923,052	1.7
			102,011,681	3.6
DIVERSIFIED FINANCIALS			63,026,582	2.2
ENERGY			19,632,268	0.7
FOOD & STAPLES RETAILING
116,260		Costco Wholesale Corp	18,383,031	0.6
276,253		CVS Health Corp	27,288,272	1.0
		Other	19,147,149	0.7
			64,818,452	2.3
FOOD, BEVERAGE & TOBACCO
485,402		Altria Group, Inc	29,352,259	1.1
1,026,435		Coca-Cola Co	43,469,522	1.5
155,490		Kraft Heinz Co	12,123,555	0.4
389,314		PepsiCo, Inc	39,783,998	1.4
201,874		Philip Morris International, Inc	17,845,662	0.6
		Other	68,149,997	2.4
			210,724,993	7.4
HEALTH CARE EQUIPMENT & SERVICES
148,590	*	Express Scripts Holding Co	12,835,204	0.5
236,942		UnitedHealth Group, Inc	27,907,029	1.0
		Other	114,791,378	4.0
			155,533,611	5.5
HOUSEHOLD & PERSONAL PRODUCTS
210,533		Colgate-Palmolive Co	13,968,864	0.5
		Other	22,031,942	0.8
			36,000,806	1.3
INSURANCE			18,127,587	0.7
MATERIALS			101,510,112	3.6
				% of net
Shares		Company	Value	assets
MEDIA
503,102		Comcast Corp (Class A)	$31,504,247	1.1%
74,263		Time Warner Cable, Inc	14,065,412	0.5
445,289		Walt Disney Co	50,647,171	1.8
		Other	61,638,350	2.2
			157,855,180	5.6
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES
435,061		AbbVie, Inc	25,907,882	0.9
46,602	*	Allergan plc	14,375,319	0.5
200,065		Amgen, Inc	31,646,282	1.1
59,111	*	Biogen Idec, Inc	17,172,337	0.6
437,054		Bristol-Myers Squibb Co	28,823,711	1.0
208,815	*	Celgene Corp	25,623,689	0.9
258,987		Eli Lilly & Co	21,125,569	0.7
386,337		Gilead Sciences, Inc	41,774,620	1.5
		Other	104,182,316	3.7
			310,631,725	10.9
REAL ESTATE
81,670		Simon Property Group, Inc	16,453,238	0.6
		Other	57,408,399	2.0
			73,861,637	2.6
RETAILING
100,425	*	Amazon.com, Inc	62,856,008	2.2
342,541		Home Depot, Inc	42,351,769	1.5
250,055		Lowe’s Companies, Inc	18,461,561	0.7
111,546	*	NetFlix, Inc	12,089,355	0.4
13,604	*	Priceline.com, Inc	19,783,481	0.7
177,651		TJX Companies, Inc	13,002,277	0.5
		Other	89,088,344	3.1
			257,632,795	9.1
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
272,341		Texas Instruments, Inc	15,447,182	0.5
		Other	42,601,329	1.5
			58,048,511	2.0
SOFTWARE & SERVICES
165,027		Accenture plc	17,690,894	0.6
75,972	*	Alphabet, Inc (Class A)	56,020,993	2.0
77,283	*	Alphabet, Inc (Class C)	54,933,529	1.9
568,909	*	Facebook, Inc	58,011,651	2.0
133,181		International Business Machines Corp	18,655,994	0.7
262,737		Mastercard, Inc (Class A)	26,008,336	0.9
1,205,211		Microsoft Corp	63,442,307	2.2
498,481		Oracle Corp	19,361,002	0.7
172,294	*	Salesforce.com, Inc	13,388,967	0.5
514,201		Visa, Inc (Class A)	39,891,714	1.4
		Other	164,451,124	5.8
			531,856,511	18.7
TECHNOLOGY HARDWARE & EQUIPMENT
1,514,914	d	Apple, Inc	181,032,223	6.4
		Other	27,680,414	1.0
			208,712,637	7.4

22	2015 Annual Report ■ TIAA-CREF Funds: Equity Index Funds	See notes to financial statements

Summary portfolio of investments	concluded

Large-Cap Growth Index Fund  ■  October 31, 2015

				% of net
Shares		Company	Value	assets
TELECOMMUNICATION SERVICES
993,446		Verizon Communications, Inc	$46,572,749	1.6%
		Other	11,254,882	0.4
			57,827,631	2.0
TRANSPORTATION
229,937		Union Pacific Corp	20,544,871	0.7
185,699		United Parcel Service, Inc (Class B)	19,130,711	0.7
		Other	56,578,200	2.0
			96,253,782	3.4
UTILITIES			1,209,725	0.0
	TOTAL COMMON STOCKS
		(Cost $2,152,894,176)	2,831,163,677	99.8
SHORT-TERM INVESTMENTS
INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
62,360,275	c	TIAA-CREF Short Term Lending Portfolio of the State Street Navigator Securities Lending Trust	62,360,275	2.2
			62,360,275	2.2
	TOTAL SHORT-TERM INVESTMENTS
		(Cost $62,360,275)	62,360,275	2.2
	TOTAL PORTFOLIO
		(Cost $2,215,254,451)	2,893,523,952	102.0
	OTHER ASSETS & LIABILITIES, NET		(55,487,653)	(2.0)
	NET ASSETS		$2,838,036,299	100.0%

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.
d	All or a portion of these securities have been segregated to cover margin requirements on open futures transactions.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

At 10/31/15, the aggregate value of securities on loan is $60,411,825.

For ease of presentation, a number of classification categories have been grouped together in the Summary Portfolio of Investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

See notes to financial statements	TIAA-CREF Funds: Equity Index Funds ■ 2015 Annual Report	23

Summary portfolio of investments

Large-Cap Value Index Fund  ■  October 31, 2015

				% of net
Shares		Company	Value	assets
COMMON STOCKS

AUTOMOBILES & COMPONENTS
1,302,049		Ford Motor Co	$19,283,345	0.6%
535,312		General Motors Co	18,687,742	0.5
		Other	13,712,373	0.4
			51,683,460	1.5
BANKS
3,510,147		Bank of America Corp	58,900,267	1.7
1,013,919		Citigroup, Inc	53,910,073	1.6
1,240,306		JPMorgan Chase & Co	79,689,660	2.3
173,010		PNC Financial Services Group, Inc	15,615,883	0.5
559,192		US Bancorp	23,586,718	0.7
1,557,083		Wells Fargo & Co	84,300,474	2.5
		Other	74,692,503	2.2
			390,695,578	11.5
CAPITAL GOODS
160,774		Danaher Corp	15,001,822	0.4
3,367,439		General Electric Co	97,386,336	2.9
269,769		United Technologies Corp	26,547,967	0.8
		Other	147,877,954	4.3
			286,814,079	8.4
COMMERCIAL & PROFESSIONAL SERVICES			26,671,860	0.8
CONSUMER DURABLES & APPAREL			27,406,581	0.8
CONSUMER SERVICES			21,469,439	0.6
DIVERSIFIED FINANCIALS
232,624		American Express Co	17,042,034	0.5
144,187		Goldman Sachs Group, Inc	27,035,063	0.8
512,024		Morgan Stanley	16,881,431	0.5
		Other	117,970,679	3.5
			178,929,207	5.3
ENERGY
628,548		Chevron Corp	57,122,442	1.7
412,085		ConocoPhillips	21,984,735	0.6
167,224		EOG Resources, Inc	14,356,180	0.4
1,397,492	d	Exxon Mobil Corp	115,628,488	3.4
595,020		Kinder Morgan, Inc	16,273,797	0.5
256,497	*	Occidental Petroleum Corp	19,119,286	0.6
180,949		Phillips 66	16,113,508	0.5
372,460		Schlumberger Ltd	29,111,474	0.8
		Other	163,391,570	4.8
			453,101,480	13.3
FOOD & STAPLES RETAILING
243,115		Walgreens Boots Alliance, Inc	20,586,978	0.6
526,199		Wal-Mart Stores, Inc	30,119,631	0.9
		Other	9,747,404	0.3
			60,454,013	1.8
FOOD, BEVERAGE & TOBACCO
542,021		Mondelez International, Inc	25,019,690	0.7
259,017		Philip Morris International, Inc	22,897,103	0.7
		Other	39,660,774	1.2
			87,577,567	2.6
				% of net
Shares		Company	Value	assets
HEALTH CARE EQUIPMENT & SERVICES
497,026		Abbott Laboratories	$22,266,765	0.7%
476,368		Medtronic plc	35,213,122	1.0
		Other	80,910,233	2.4
			138,390,120	4.1
HOUSEHOLD & PERSONAL PRODUCTS
906,646		Procter & Gamble Co	69,249,621	2.1
		Other	10,621,629	0.2
			79,871,250	2.3
INSURANCE
445,015		American International Group, Inc	28,062,646	0.8
581,237	*	Berkshire Hathaway, Inc (Class B)	79,059,857	2.3
312,921		Metlife, Inc	15,764,960	0.5
		Other	153,569,532	4.5
			276,456,995	8.1
MATERIALS
323,864		Dow Chemical Co	16,734,053	0.5
		Other	79,413,527	2.3
			96,147,580	2.8
MEDIA			42,375,873	1.3
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES
71,629	*	Allergan plc	22,095,398	0.7
807,723		Johnson & Johnson	81,604,255	2.4
835,016		Merck & Co, Inc	45,641,974	1.3
2,058,289		Pfizer, Inc	69,611,334	2.0
		Other	36,030,141	1.1
			254,983,102	7.5
REAL ESTATE			163,982,855	4.8
RETAILING
195,154		Target Corp	15,061,986	0.4
		Other	22,978,169	0.7
			38,040,155	1.1
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
1,474,642		Intel Corp	49,931,378	1.4
		Other	40,089,645	1.2
			90,021,023	2.6
SOFTWARE & SERVICES
135,522		International Business Machines Corp	18,983,922	0.5
1,170,661		Microsoft Corp	61,623,595	1.8
423,344		Oracle Corp	16,442,681	0.5
		Other	53,384,963	1.6
			150,435,161	4.4
TECHNOLOGY HARDWARE & EQUIPMENT
1,700,090		Cisco Systems, Inc	49,047,597	1.4
595,247		EMC Corp	15,607,376	0.5
605,738		Hewlett-Packard Co	16,330,697	0.5
461,347		Qualcomm, Inc	27,413,239	0.8
		Other	44,103,326	1.3
			152,502,235	4.5

24	2015 Annual Report ■ TIAA-CREF Funds: Equity Index Funds	See notes to financial statements

Summary portfolio of investments	concluded

Large-Cap Value Index Fund  ■  October 31, 2015

				% of net
Shares		Company	Value	assets
TELECOMMUNICATION SERVICES
1,735,351		AT&T, Inc	$58,151,612	1.7%
		Other	24,659,644	0.7
			82,811,256	2.4
TRANSPORTATION			34,867,936	1.0
UTILITIES
230,970		Duke Energy Corp	16,507,426	0.5
148,364		NextEra Energy, Inc	15,231,048	0.4
		Other	172,638,344	5.1
			204,376,818	6.0
	TOTAL COMMON STOCKS
		(Cost $3,142,703,229)	3,390,065,623	99.5

Principal		Issuer
SHORT-TERM INVESTMENTS

GOVERNMENT AGENCY DEBT			4,899,966	0.2

Shares		Company
INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
51,486,331	c	TIAA-CREF Short Term Lending Portfolio of the State Street Navigator Securities Lending Trust	51,486,331	1.5
			51,486,331	1.5
	TOTAL SHORT-TERM INVESTMENTS
		(Cost $56,386,272)	56,386,297	1.7
	TOTAL PORTFOLIO
		(Cost $3,199,089,501)	3,446,451,920	101.2
	OTHER ASSETS & LIABILITIES, NET		(39,597,807)	(1.2)
	NET ASSETS		$3,406,854,113	100.0%

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.
d	All or a portion of these securities have been segregated to cover margin requirements on open futures transactions.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

At 10/31/15, the aggregate value of securities on loan is $50,413,983.

For ease of presentation, a number of classification categories have been grouped together in the Summary Portfolio of Investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

See notes to financial statements	TIAA-CREF Funds: Equity Index Funds ■ 2015 Annual Report	25

Summary portfolio of investments

S&P 500 Index Fund  ■  October 31, 2015

Shares		Company	Value	% of net assets
COMMON STOCKS

AUTOMOBILES & COMPONENTS			$29,953,126	1.0%
BANKS
1,648,061		Bank of America Corp	27,654,464	0.9
477,795		Citigroup, Inc	25,404,360	0.9
584,172		JPMorgan Chase & Co	37,533,051	1.3
739,993		Wells Fargo & Co	40,063,221	1.4
		Other	39,803,082	1.4
			170,458,178	5.9
CAPITAL GOODS
99,238		3M Co	15,601,206	0.5
101,800		Boeing Co	15,073,526	0.5
1,590,516		General Electric Co	45,997,723	1.6
		Other	133,194,553	4.6
			209,867,008	7.2
COMMERCIAL & PROFESSIONAL SERVICES			20,718,261	0.7
CONSUMER DURABLES & APPAREL			42,669,449	1.5
CONSUMER SERVICES
148,268		McDonald’s Corp	16,643,083	0.6
234,222		Starbucks Corp	14,655,270	0.5
		Other	24,206,094	0.8
			55,504,447	1.9
DIVERSIFIED FINANCIALS			106,150,279	3.6
ENERGY
297,426		Chevron Corp	27,030,075	0.9
658,866	d	Exxon Mobil Corp	54,514,573	1.9
199,801		Schlumberger Ltd	15,616,446	0.5
		Other	108,610,782	3.8
			205,771,876	7.1
FOOD & STAPLES RETAILING
175,202		CVS Health Corp	17,306,454	0.6
250,083		Wal-Mart Stores, Inc	14,314,751	0.5
		Other	33,666,207	1.2
			65,287,412	2.3
FOOD, BEVERAGE & TOBACCO
308,950		Altria Group, Inc	18,682,206	0.6
616,036		Coca-Cola Co	26,089,125	0.9
231,384		PepsiCo, Inc	23,645,131	0.8
244,487		Philip Morris International, Inc	21,612,651	0.8
		Other	70,557,613	2.4
			160,586,726	5.5
HEALTH CARE EQUIPMENT & SERVICES
223,595		Medtronic plc	16,528,142	0.6
149,987		UnitedHealth Group, Inc	17,665,469	0.6
		Other	105,244,650	3.6
			139,438,261	4.8
HOUSEHOLD & PERSONAL PRODUCTS
428,714		Procter & Gamble Co	32,745,175	1.1
		Other	21,577,201	0.8
			54,322,376	1.9
Shares		Company	Value	% of net assets
INSURANCE
295,479	*	Berkshire Hathaway, Inc (Class B)	$40,191,053	1.4%
		Other	79,546,305	2.7
			119,737,358	4.1
MATERIALS			85,071,772	2.9
MEDIA
333,639		Comcast Corp (Class A)	20,892,474	0.7
244,986		Walt Disney Co	27,864,708	1.0
		Other	46,143,316	1.6
			94,900,498	3.3
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES
261,164		AbbVie, Inc	15,552,316	0.5
62,482	*	Allergan plc	19,273,822	0.7
120,316		Amgen, Inc	19,031,585	0.7
264,405		Bristol-Myers Squibb Co	17,437,510	0.6
124,777	*	Celgene Corp	15,311,386	0.5
231,507		Gilead Sciences, Inc	25,032,852	0.9
438,525		Johnson & Johnson	44,304,181	1.5
443,252		Merck & Co, Inc	24,228,154	0.8
977,688		Pfizer, Inc	33,065,408	1.1
		Other	68,977,735	2.4
			282,214,949	9.7
REAL ESTATE			77,317,359	2.7
RETAILING
60,508	*	Amazon.com, Inc	37,871,957	1.3
202,888		Home Depot, Inc	25,085,072	0.9
		Other	94,376,527	3.2
			157,333,556	5.4
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
746,839		Intel Corp	25,287,968	0.9
		Other	45,660,625	1.6
			70,948,593	2.5
SOFTWARE & SERVICES
45,897	*	Alphabet, Inc (Class A)	33,843,989	1.2
46,842	*	Alphabet, Inc (Class C)	33,295,762	1.1
356,431	*	Facebook, Inc	36,345,269	1.3
143,246		International Business Machines Corp	20,065,900	0.7
158,038		Mastercard, Inc (Class A)	15,644,181	0.5
1,263,859		Microsoft Corp	66,529,538	2.3
510,633		Oracle Corp	19,832,986	0.7
306,616		Visa, Inc (Class A)	23,787,269	0.8
		Other	96,476,337	3.3
			345,821,231	11.9
TECHNOLOGY HARDWARE & EQUIPMENT
901,190		Apple, Inc	107,692,205	3.7
799,715		Cisco Systems, Inc	23,071,778	0.8
247,572		Qualcomm, Inc	14,710,728	0.5
		Other	41,278,479	1.4
			186,753,190	6.4

26	2015 Annual Report ■ TIAA-CREF Funds: Equity Index Funds	See notes to financial statements

Summary portfolio of investments	concluded

S&P 500 Index Fund ■ October 31, 2015

Shares		Company	Value	% of net assets
TELECOMMUNICATION SERVICES
974,296		AT&T, Inc	$32,648,659	1.1%
640,774		Verizon Communications, Inc	30,039,485	1.1
		Other	5,740,622	0.2
			68,428,766	2.4
TRANSPORTATION			63,876,118	2.2
UTILITIES			84,882,317	2.9
	TOTAL COMMON STOCKS (Cost $2,070,618,037)		2,898,013,106	99.8

SHORT-TERM INVESTMENTS

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
29,621,058	c	TIAA-CREF Short Term Lending Portfolio of the State Street Navigator Securities Lending Trust	29,621,058	1.0
			29,621,058	1.0
	TOTAL SHORT-TERM INVESTMENTS (Cost $29,621,058)		29,621,058	1.0
	TOTAL PORTFOLIO (Cost $2,100,239,095)		2,927,634,164	100.8
	OTHER ASSETS & LIABILITIES, NET		(24,627,795)	(0.8)
	NET ASSETS		$2,903,006,369	100.0%

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.
d	All or a portion of these securities have been segregated to cover margin requirements on open futures transactions.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

At 10/31/15, the aggregate value of securities on loan is $28,923,912.

For ease of presentation, a number of classification categories have been grouped together in the Summary Portfolio of Investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

See notes to financial statements	TIAA-CREF Funds: Equity Index Funds ■ 2015 Annual Report	27

Summary portfolio of investments

Small-Cap Blend Index Fund  ■  October 31, 2015

Shares		Company	Value	% of net assets
COMMON STOCKS

AUTOMOBILES & COMPONENTS
60,313	*	Tenneco, Inc	$3,413,112	0.2%
		Other	17,598,969	1.0
			21,012,081	1.2
BANKS
77,234		Bank of the Ozarks, Inc	3,863,244	0.2
350,289		Investors Bancorp, Inc	4,382,115	0.2
68,824		Prosperity Bancshares, Inc	3,536,177	0.2
218,871		Umpqua Holdings Corp	3,655,146	0.2
87,857		Webster Financial Corp	3,259,495	0.2
		Other	173,479,051	10.1
			192,175,228	11.1
CAPITAL GOODS			123,990,484	7.2
COMMERCIAL & PROFESSIONAL SERVICES			61,456,398	3.5
CONSUMER DURABLES & APPAREL
42,456		Pool Corp	3,461,862	0.2
		Other	42,878,430	2.5
			46,340,292	2.7
CONSUMER SERVICES
35,912		Vail Resorts, Inc	4,100,073	0.2
		Other	71,641,682	4.2
			75,741,755	4.4
DIVERSIFIED FINANCIALS
36,887		MarketAxess Holdings, Inc	3,737,022	0.2
		Other	36,789,324	2.1
			40,526,346	2.3
ENERGY			53,365,126	3.1
FOOD & STAPLES RETAILING
38,159		Casey’s General Stores, Inc	4,053,249	0.2
		Other	11,049,242	0.7
			15,102,491	0.9
FOOD, BEVERAGE & TOBACCO
60,933	*	Post Holdings, Inc	3,916,164	0.2
42,155	*	TreeHouse Foods, Inc	3,610,154	0.2
		Other	29,284,286	1.7
			36,810,604	2.1
HEALTH CARE EQUIPMENT & SERVICES
47,696	*	Amsurg Corp	3,343,013	0.2
83,691	e	STERIS Corp	6,272,640	0.4
70,819	*	Team Health Holdings, Inc	4,225,770	0.2
43,527	*	WellCare Health Plans, Inc	3,856,492	0.2
71,147		West Pharmaceutical Services, Inc	4,269,531	0.2
		Other	94,269,918	5.6
			116,237,364	6.8
HOUSEHOLD & PERSONAL PRODUCTS			6,490,842	0.4
Shares		Company	Value	% of net assets
INSURANCE
193,767		Conseco, Inc	$3,722,264	0.2%
103,926		First American Financial Corp	3,962,699	0.3
		Other	36,526,688	2.1
			44,211,651	2.6
MATERIALS
119,069	*	Berry Plastics Group, Inc	3,988,812	0.2
		Other	61,126,931	3.6
			65,115,743	3.8
MEDIA			27,196,486	1.6
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES
40,585	*	Anacor Pharmaceuticals, Inc	4,562,160	0.3
144,099	*	Dyax Corp	3,967,045	0.2
84,498	*	Neurocrine Biosciences, Inc	4,148,007	0.2
54,459	*	Parexel International Corp	3,437,452	0.2
38,167	*	Ultragenyx Pharmaceutical, Inc	3,791,891	0.2
		Other	123,382,287	7.2
			143,288,842	8.3
REAL ESTATE
162,838		CubeSmart	4,530,153	0.3
87,390		DCT Industrial Trust, Inc	3,243,917	0.2
95,131		Highwoods Properties, Inc	4,133,442	0.2
112,168		LaSalle Hotel Properties	3,298,861	0.2
129,890		RLJ Lodging Trust	3,258,940	0.2
35,045		Sovran Self Storage, Inc	3,499,944	0.2
270,616	*	Strategic Hotels & Resorts, Inc	3,815,686	0.2
		Other	140,296,361	8.1
			166,077,304	9.6
RETAILING
75,214	*	Burlington Stores, Inc	3,616,289	0.2
32,785	*,e	Restoration Hardware Holdings, Inc	3,379,806	0.2
		Other	63,972,529	3.7
			70,968,624	4.1
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
54,578	*	Cavium Networks, Inc	3,872,309	0.2
146,696	*	Integrated Device Technology, Inc	3,740,748	0.2
93,522	*	Microsemi Corp	3,367,728	0.2
		Other	42,284,101	2.5
			53,264,886	3.1
SOFTWARE & SERVICES
83,865	*	Aspen Technology, Inc	3,471,172	0.2
48,075	*	EPAM Systems, Inc	3,718,601	0.2
51,207	*	Euronet Worldwide, Inc	4,108,850	0.2
69,226	*	Guidewire Software, Inc	4,031,030	0.2
47,653		j2 Global, Inc	3,695,490	0.2
72,951	*	Manhattan Associates, Inc	5,314,480	0.3
64,163		MAXIMUS, Inc	4,375,917	0.3
33,279	*	Tyler Technologies, Inc	5,669,411	0.3
		Other	128,778,232	7.5
			163,163,183	9.4

28	2015 Annual Report ■ TIAA-CREF Funds: Equity Index Funds	See notes to financial statements

Summary portfolio of investments	concluded

Small-Cap Blend Index Fund ■ October 31, 2015

Shares		Company	Value	% of net assets
TECHNOLOGY HARDWARE & EQUIPMENT
92,400	*	Netscout Systems, Inc	$3,314,388	0.2%
		Other	83,878,043	4.8
			87,192,431	5.0
TELECOMMUNICATION SERVICES			15,106,653	0.9
TRANSPORTATION			27,006,938	1.6
UTILITIES
61,431		Cleco Corp	3,255,843	0.2
49,112		Idacorp, Inc	3,283,137	0.2
78,220		Piedmont Natural Gas Co, Inc	4,482,788	0.3
		Other	53,873,539	3.1
			64,895,307	3.8
		TOTAL COMMON STOCKS (Cost $1,410,730,421)	1,716,737,059	99.5

RIGHTS / WARRANTS

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES			82,554	0.0
TELECOMMUNICATION SERVICES			139,956	0.0
		TOTAL RIGHTS / WARRANTS (Cost $207,424)	222,510	0.0

SHORT-TERM INVESTMENTS

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
264,957,247	a,c	TIAA-CREF Short Term Lending Portfolio of the State Street Navigator Securities Lending Trust	264,957,247	15.4
			264,957,247	15.4
		TOTAL SHORT-TERM INVESTMENTS (Cost $264,957,247)	264,957,247	15.4
		TOTAL PORTFOLIO (Cost $1,675,895,092)	1,981,916,816	114.9
		OTHER ASSETS & LIABILITIES, NET	(257,121,062)	(14.9)
		NET ASSETS	$1,724,795,754	100.0%

*	Non-income producing
a	Affiliated holding
c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $255,843,237.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

For ease of presentation, a number of classification categories have been grouped together in the Summary Portfolio of Investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

See notes to financial statements	TIAA-CREF Funds: Equity Index Funds ■ 2015 Annual Report	29

Summary portfolio of investments

Emerging Markets Equity Index Fund  ■  October 31, 2015

Shares		Company	Value	% of net assets
COMMON STOCKS

BRAZIL
1,525,851		AMBEV S.A.	$7,550,191	0.7%
814,396		Banco Bradesco S.A. (Preference)	4,436,695	0.4
980,479		Banco Itau Holding Financeira S.A.	6,733,942	0.6
		Other	45,509,036	3.9
			64,229,864	5.6
CHILE			14,343,962	1.2
CHINA
25,928,000		Bank of China Ltd	12,226,641	1.1
27,353,350		China Construction Bank	19,824,502	1.7
2,425,000		China Life Insurance Co Ltd	8,744,749	0.8
1,513,500		China Merchants Bank Co Ltd	3,951,621	0.3
1,987,500		China Mobile Hong Kong Ltd	23,829,897	2.1
1,296,000		China Overseas Land & Investment Ltd	4,185,907	0.4
6,028,000		CNOOC Ltd	6,808,696	0.6
24,039,000		Industrial & Commercial Bank of China	15,248,060	1.3
1,699,500		Ping An Insurance Group Co of China Ltd	9,539,715	0.8
1,665,900		Tencent Holdings Ltd	31,401,167	2.7
		Other	123,803,737	10.7
			259,564,692	22.5
COLOMBIA			6,344,712	0.6
CZECH REPUBLIC			1,980,886	0.2
EGYPT			2,180,206	0.2
GREECE			2,790,250	0.2
HONG KONG			7,792,038	0.7
HUNGARY			2,871,744	0.2
INDIA
465,924		Housing Development Finance Corp	8,930,722	0.8
587,025		Infosys Technologies Ltd	10,189,981	0.9
739,345		ITC Ltd	3,778,289	0.3
431,915		Reliance Industries Ltd	6,255,416	0.5
313,578	*	Sun Pharmaceutical Industries Ltd	4,264,066	0.4
149,828		Tata Consultancy Services Ltd	5,712,220	0.5
		Other	55,575,086	4.8
			94,705,780	8.2
INDONESIA			25,674,799	2.2
KOREA, REPUBLIC OF
187,332		Hynix Semiconductor, Inc	5,013,421	0.4
21,880		Hyundai Mobis	4,599,836	0.4
49,603		Hyundai Motor Co	6,775,501	0.6
124,076		KB Financial Group, Inc	3,930,896	0.3
84,610		Kia Motors Corp	4,129,991	0.4
14,957		LG Chem Ltd	3,976,186	0.3
9,016		Naver Corp	4,734,075	0.4
35,579		Samsung Electronics Co Ltd	42,674,364	3.7
6,611		Samsung Electronics Co Ltd (Preference)	6,905,055	0.6
137,198		Shinhan Financial Group Co Ltd	5,236,195	0.5
		Other	94,131,445	8.2
			182,106,965	15.8
Shares		Company	Value	% of net assets
MALAYSIA			$34,879,844	3.0%
MEXICO
10,369,770	e	America Movil S.A. de C.V. (Series L)	9,259,956	0.8
594,937		Fomento Economico Mexicano S.A. de C.V.	5,877,046	0.5
802,687		Grupo Financiero Banorte S.A. de C.V.	4,322,550	0.4
783,426		Grupo Televisa S.A.	4,558,420	0.4
1,697,789		Wal-Mart de Mexico SAB de C.V.	4,479,389	0.4
		Other	25,518,318	2.2
			54,015,679	4.7
PERU			4,363,777	0.4
PHILIPPINES			15,660,368	1.4
POLAND			16,016,337	1.4
QATAR			11,950,268	1.0
RUSSIA
2,055,822		Gazprom OAO (ADR)	8,663,916	0.7
175,851		LUKOIL PJSC (ADR)	6,387,898	0.5
870,806		Sberbank of Russian Federation (ADR)	5,317,923	0.5
		Other	21,466,093	1.9
			41,835,830	3.6
SOUTH AFRICA
1,087,449		FirstRand Ltd	3,984,780	0.3
535,903		MTN Group Ltd	6,101,047	0.5
128,261		Naspers Ltd (N Shares)	18,725,386	1.6
182,052		Sasol Ltd	5,833,250	0.5
390,806		Standard Bank Group Ltd	4,060,523	0.4
740,388	e	Steinhoff International Holdings Ltd	4,526,315	0.4
		Other	44,905,894	3.9
			88,137,195	7.6
TAIWAN
2,640,270		Cathay Financial Holding Co Ltd	3,760,787	0.3
1,232,600		Chunghwa Telecom Co Ltd	3,776,513	0.3
4,504,310		Hon Hai Precision Industry Co, Ltd	11,972,720	1.1
7,933,000		Taiwan Semiconductor Manufacturing Co Ltd	33,427,010	2.9
		Other	86,178,467	7.5
			139,115,497	12.1
THAILAND			24,078,950	2.1
TURKEY			16,404,280	1.4
UNITED ARAB EMIRATES			8,096,665	0.7
UNITED STATES
287,300		iShares Core MSCI Emerging Markets ETF	12,164,282	1.1
544,000	e	iShares MSCI Emerging Markets	18,969,280	1.6
			31,133,562	2.7
	TOTAL COMMON STOCKS (Cost $1,294,580,727)		1,150,274,150	99.7

PREFERRED STOCKS

BRAZIL			2,140,507	0.2
PHILIPPINES			657	0.0
	TOTAL PREFERRED STOCKS (Cost $3,894,734)		2,141,164	0.2

30	2015 Annual Report ■ TIAA-CREF Funds: Equity Index Funds	See notes to financial statements

Summary portfolio of investments	concluded

Emerging Markets Equity Index Fund ■ October 31, 2015

Shares		Company	Value	% of net assets
RIGHTS / WARRANTS

KOREA, REPUBLIC OF			$12,066	0.0%
	TOTAL RIGHTS / WARRANTS (Cost $32,198)		12,066	0.0

SHORT-TERM INVESTMENTS

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES

57,158,451	c	TIAA-CREF Short Term Lending Portfolio of the State Street Navigator Securities Lending Trust	57,158,451	5.0
			57,158,451	5.0
	TOTAL SHORT-TERM INVESTMENTS (Cost $57,158,451)		57,158,451	5.0
	TOTAL PORTFOLIO (Cost $1,355,666,110)		1,209,585,831	104.9
	OTHER ASSETS & LIABILITIES, NET		(55,983,367)	(4.9)
	NET ASSETS		$1,153,602,464	100.0%

Abbreviation(s):

ADR – American Depositary Receipt

ETF – Exchange Traded Fund

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $54,066,434.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

At 10/31/15, the aggregate value of securities exempt from registration under Rule 144(A) of the Securities Act of 1933 amounted to $3,215,467 or 0.3% of net assets. Such securities are deemed liquid and may be resold in transactions exempt from registration to qualified institutional buyers.

For ease of presentation, a number of classification categories have been grouped together in the Summary Portfolio of Investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

Summary of market values by sector

Emerging Markets Equity Index Fund  ■  October 31, 2015

Sector	Value	% of net assets
FINANCIALS	$342,224,994	29.7%
INFORMATION TECHNOLOGY	208,771,268	18.1
CONSUMER DISCRETIONARY	106,090,347	9.2
CONSUMER STAPLES	94,747,213	8.2
INDUSTRIALS	83,485,428	7.2
ENERGY	81,721,599	7.1
TELECOMMUNICATION SERVICES	79,355,551	6.9
MATERIALS	73,476,926	6.4
UTILITIES	49,890,772	4.3
HEALTH CARE	32,663,282	2.8
SHORT-TERM INVESTMENTS	57,158,451	5.0
OTHER ASSETS & LIABILITES, NET	(55,983,367)	(4.9)
NET ASSETS	$1,153,602,464	100.0%

See notes to financial statements	TIAA-CREF Funds: Equity Index Funds ■ 2015 Annual Report	31

Summary portfolio of investments

International Equity Index Fund  ■  October 31, 2015

Shares	Company	Value	% of net assets
COMMON STOCKS

AUSTRALIA
1,401,470	Australia & New Zealand Banking Group Ltd	$27,104,837	0.4%
866,901	Commonwealth Bank of Australia	47,070,957	0.7
1,334,663	National Australia Bank Ltd	28,501,254	0.5
1,593,262	Westpac Banking Corp	35,488,328	0.6
	Other	273,057,524	4.2
		411,222,900	6.4
AUSTRIA		11,308,346	0.2
BELGIUM
408,536	Anheuser-Busch InBev NV	48,748,395	0.7
	Other	37,706,922	0.6
		86,455,317	1.3
CHILE		1,587,181	0.0
CHINA		839,409	0.0
DENMARK
999,455	Novo Nordisk AS	53,074,530	0.8
	Other	55,612,649	0.9
		108,687,179	1.7
FINLAND		56,371,486	0.9
FRANCE
537,429	BNP Paribas	32,566,691	0.5
598,744	Sanofi-Aventis	60,398,791	1.0
1,114,694	Total S.A.	53,905,284	0.8
	Other	489,702,916	7.6
		636,573,682	9.9
GERMANY
231,330	Allianz AG.	40,498,415	0.6
467,339	BASF SE	38,286,199	0.6
420,237	Bayer AG.	56,032,473	0.9
489,106	Daimler AG. (Registered)	42,412,205	0.7
1,616,083	Deutsche Telekom AG.	30,271,796	0.5
498,243	SAP AG.	39,279,017	0.6
402,520	Siemens AG.	40,430,773	0.6
	Other	293,353,486	4.5
		580,564,364	9.0
HONG KONG
6,119,400	AIA Group Ltd	35,880,058	0.6
	Other	157,956,264	2.4
		193,836,322	3.0
IRELAND		58,679,390	0.9
ISRAEL		39,450,533	0.6
ITALY		145,096,698	2.2
Shares	Company	Value	% of net assets
JAPAN
828,300	Honda Motor Co Ltd	$27,400,525	0.4%
6,484,980	Mitsubishi UFJ Financial Group, Inc	41,941,802	0.7
492,500	Softbank Corp	27,593,744	0.4
1,390,900	Toyota Motor Corp	85,212,697	1.3
	Other	1,281,806,307	19.8
		1,463,955,075	22.6
JERSEY, C.I.		3,213,641	0.1
LUXEMBOURG		14,252,445	0.2
MACAU		1,802,161	0.0
MEXICO		1,238,915	0.0
NETHERLANDS
1,964,309	ING Groep NV	28,588,302	0.5
1,987,169	Royal Dutch Shell plc (A Shares)	51,879,712	0.8
1,246,793	Royal Dutch Shell plc (B Shares)	32,647,132	0.5
	Other	105,991,271	1.6
		219,106,417	3.4
NEW ZEALAND		9,602,493	0.2
NORWAY		34,264,797	0.5
PORTUGAL		9,321,697	0.1
SINGAPORE		80,986,878	1.3
SOUTH AFRICA		6,658,560	0.1
SPAIN
3,199,928	Banco Bilbao Vizcaya Argentaria S.A.	27,530,933	0.4
7,274,851	Banco Santander Central Hispano S.A.	40,638,760	0.6
2,253,513	Telefonica S.A.	29,731,362	0.5
	Other	116,943,406	1.8
		214,844,461	3.3
SWEDEN		181,246,707	2.8
SWITZERLAND
1,639,741	Nestle S.A.	125,233,473	1.9
1,155,892	Novartis AG.	104,710,698	1.6
356,864	Roche Holding AG.	96,888,170	1.5
1,856,407	UBS AG.	37,076,952	0.6
	Other	256,638,494	4.0
		620,547,787	9.6
UNITED KINGDOM
644,686	AstraZeneca plc	41,087,446	0.6
8,549,228	Barclays plc	30,459,013	0.5
1,736,522	BG Group plc	27,434,471	0.4
9,292,332	BP plc	55,224,194	0.8
947,456	British American Tobacco plc	56,287,935	0.9
4,259,429	BT Group plc	30,418,760	0.5
1,283,945	Diageo plc	37,016,043	0.6
2,476,383	GlaxoSmithKline plc	53,404,946	0.8

32	2015 Annual Report ■ TIAA-CREF Funds: Equity Index Funds	See notes to financial statements

Summary portfolio of investments	concluded

International Equity Index Fund ■ October 31, 2015

Shares		Company	Value	% of net assets
UNITED KINGDOM—continued
9,909,960		HSBC Holdings plc	$77,426,175	1.2%
29,180,240		Lloyds TSB Group plc	33,119,870	0.5
1,917,540		National Grid plc	27,315,121	0.4
1,315,552		Prudential plc	30,726,659	0.5
328,650		Reckitt Benckiser Group plc	32,073,102	0.5
495,381		SABMiller plc	30,427,974	0.5
825,174	e	Unilever NV	37,312,405	0.6
654,736		Unilever plc	29,154,406	0.4
13,460,983		Vodafone Group plc	44,299,182	0.7
		Other	509,729,786	7.9
			1,182,917,488	18.3
UNITED STATES
765,776	d,e	iShares MSCI EAFE Index Fund	46,796,571	0.7
		Other	10,698,419	0.2
			57,494,990	0.9
	TOTAL COMMON STOCKS (Cost $5,997,503,182)		6,432,127,319	99.5

RIGHTS / WARRANTS

IRELAND			13,322	0.0
SPAIN			398,150	0.0
	TOTAL RIGHTS / WARRANTS (Cost $423,476)		411,472	0.0
Principal		Issuer	Value	% of net assets
SHORT-TERM INVESTMENTS

GOVERNMENT AGENCY DEBT			$9,299,972	0.2%

Shares		Company
INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
280,957,418	a,c	TIAA-CREF Short Term Lending Portfolio of the State Street Navigator Securities Lending Trust	280,957,418	4.3
			280,957,418	4.3
	TOTAL SHORT-TERM INVESTMENTS (Cost $290,257,351)		290,257,390	4.5
	TOTAL PORTFOLIO (Cost $6,288,184,009)		6,722,796,181	104.0
	OTHER ASSETS & LIABILITIES, NET		(257,469,375)	(4.0)
	NET ASSETS		$6,465,326,806	100.0%

a	Affiliated holding
c	Investments made with cash collateral received from securities on loan.
d	All or a portion of these securities have been segregated to cover margin requirements on open futures transactions.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $267,900,519.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

At 10/31/15, the aggregate value of securities exempt from registration under Rule 144(A) of the Securities Act of 1933 amounted to $8,221,042 or 0.1% of net assets. Such securities are deemed liquid and may be resold in transactions exempt from registration to qualified institutional buyers.

For ease of presentation, a number of classification categories have been grouped together in the Summary Portfolio of Investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

Summary of market values by sector

International Equity Index Fund  ■  October 31, 2015

Sector	Value	% of net assets
FINANCIALS	$1,672,033,174	25.8%
CONSUMER DISCRETIONARY	846,362,702	13.1
INDUSTRIALS	803,880,227	12.4
CONSUMER STAPLES	761,506,295	11.8
HEALTH CARE	740,602,643	11.5
MATERIALS	425,860,565	6.6
ENERGY	314,314,331	4.9
TELECOMMUNICATION SERVICES	316,596,488	4.9
INFORMATION TECHNOLOGY	309,581,967	4.8
UTILITIES	241,800,399	3.7
SHORT-TERM INVESTMENTS	290,257,390	4.5
OTHER ASSETS & LIABILITES, NET	(257,469,375)	(4.0)
NET ASSETS	$6,465,326,806	100.0%

See notes to financial statements	TIAA-CREF Funds: Equity Index Funds ■ 2015 Annual Report	33

Statements of assets and liabilities

TIAA-CREF Funds  ■  October 31, 2015

		Large-Cap	Large-Cap		Small-Cap	Emerging	International
	Equity	Growth	Value	S&P 500	Blend	Markets Equity	Equity
	Index Fund	Index Fund	Index Fund	Index Fund	Index Fund	Index Fund	Index Fund
ASSETS
Portfolio investments, at value*†	$10,001,121,706	$2,893,523,952	$3,446,451,920	$2,927,634,164	$1,716,959,569	$1,209,585,831	$6,441,838,763
Affiliated investments, at value‡	311,112,472	—	—	—	264,957,247	—	280,957,418
Cash	11,727,435	5,265,757	10,157,282	2,782,188	4,684,736	4,009,071	5,016,500
Cash – foreign^	—	—	—	—	—	189,652	166,208
Receivable from securities transactions	5,903,405	1,263,909	203,167	753,891	6,693,851	683,742	89,920
Receivable from Fund shares sold	3,063,485	1,496,919	3,873,727	751,744	611,189	1,940,187	4,381,627
Dividends and interest receivable	10,370,617	2,355,802	4,437,738	3,322,939	1,158,023	553,360	20,104,294
Receivable for variation margin on open futures contracts	—	—	—	—	69,243	—	—
Other	287,322	81,556	94,025	110,635	77,470	23,550	219,425
Total assets	10,343,586,442	2,903,987,895	3,465,217,859	2,935,355,561	1,995,211,328	1,216,985,393	6,752,774,155
LIABILITIES
Management fees payable	44,013	12,452	14,923	12,752	7,567	17,826	28,386
Service agreement fees payable	10,821	10,011	12,280	19,716	11,736	2,337	18,475
Distribution fees payable	164,677	—	—	—	—	2,839	30,183
Due to affiliates	86,330	17,099	26,369	24,882	15,387	9,355	54,207
Payable for collateral for securities loaned	311,112,472	62,360,275	51,486,331	29,621,058	264,957,247	57,158,451	280,957,418
Payable for securities transactions	1,304,371	566,104	6,180,206	—	5,216,584	3,842,070	221,751
Payable for Fund shares redeemed	40,272,389	2,771,555	347,999	2,478,095	52,456	1,365,613	5,654,727
Payable for variation margin on futures contracts	225,884	20,603	77,731	7,381	—	—	15,355
Payable for trustee compensation	315,815	88,563	103,520	117,759	82,759	26,860	238,200
Accrued expenses and other payables	245,108	104,934	114,387	67,549	71,838	957,578	228,647
Total liabilities	353,781,880	65,951,596	58,363,746	32,349,192	270,415,574	63,382,929	287,447,349
NET ASSETS	$9,989,804,562	$2,838,036,299	$3,406,854,113	$2,903,006,369	$1,724,795,754	$1,153,602,464	$6,465,326,806
NET ASSETS CONSIST OF:
Paid-in-capital	$6,588,279,446	$2,109,953,661	$3,039,490,610	$2,059,017,540	$1,340,116,490	$1,316,504,173	$5,928,566,947
Undistributed net investment income (loss)	151,917,182	29,161,838	63,276,530	44,309,222	18,811,827	21,003,001	149,737,103
Accumulated net realized gain (loss) on total investments	61,814,031	20,636,733	56,693,295	(27,720,077)	59,835,057	(36,956,232)	(47,092,417)
Net unrealized appreciation (depreciation) on total investments	3,187,793,903	678,284,067	247,393,678	827,399,684	306,032,380	(146,948,478)	434,115,173
NET ASSETS	$9,989,804,562	$2,838,036,299	$3,406,854,113	$2,903,006,369	$1,724,795,754	$1,153,602,464	$6,465,326,806
INSTITUTIONAL CLASS:
Net assets	$8,759,566,654	$2,472,945,721	$2,958,189,294	$2,186,464,904	$1,296,894,859	$1,051,170,705	$5,549,083,257
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	553,633,682	111,120,598	171,369,906	92,393,310	71,043,554	117,671,419	310,658,962
Net asset value per share	$15.82	$22.25	$17.26	$23.66	$18.25	$8.93	$17.86
PREMIER CLASS:
Net assets	$94,863,824	$—	$—	$—	$—	$9,624,328	$242,383,724
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	6,016,269	—	—	—	—	1,080,260	13,606,528
Net asset value per share	$15.77	$—	$—	$—	$—	$8.91	$17.81
RETIREMENT CLASS:
Net assets	$394,682,971	$365,090,578	$448,664,819	$716,541,465	$427,900,895	$84,960,227	$673,859,825
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	24,633,125	16,313,056	25,645,135	30,481,827	23,389,039	9,548,728	37,026,695
Net asset value per share	$16.02	$22.38	$17.50	$23.51	$18.29	$8.90	$18.20
RETAIL CLASS:
Net assets	$740,691,113	$—	$—	$—	$—	$7,847,204	$—
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	46,107,680	—	—	—	—	882,502	—
Net asset value per share	$16.06	$—	$—	$—	$—	$8.89	$—
* Includes securities loaned of	$302,287,842	$60,411,825	$50,413,983	$28,923,912	$255,843,237	$54,066,434	$267,900,519
† Portfolio investments, cost	$6,813,364,085	$2,215,254,451	$3,199,089,501	$2,100,239,095	$1,410,937,845	$1,355,666,110	$6,007,226,591
‡ Affiliated investments, cost	$311,112,472	$—	$—	$—	$264,957,247	$—	$280,957,418
^ Foreign cash, cost	$—	$—	$—	$—	$—	$189,913	$165,497

34	2015 Annual Report ■ TIAA-CREF Funds: Equity Index Funds	See notes to financial statements	See notes to financial statements	TIAA-CREF Funds: Equity Index Funds ■ 2015 Annual Report	35

Statements of operations

TIAA-CREF Funds  ■  For the year ended October 31, 2015

		Large-Cap	Large-Cap		Small-Cap	Emerging	International
	Equity	Growth	Value	S&P 500	Blend	Markets Equity	Equity
	Index Fund	Index Fund	Index Fund	Index Fund	Index Fund	Index Fund	Index Fund
INVESTMENT INCOME
Dividends*	$192,680,694	$37,870,545	$78,977,511	$57,323,121	$22,943,822	$27,305,376	$193,011,365
Income from securities lending	3,805,959	365,226	528,872	187,806	5,324,844	720,506	4,998,459
Interest	8,598	2,457	3,764	763	475	3,468	5,729
Total income	196,495,251	38,238,228	79,510,147	57,511,690	28,269,141	28,029,350	198,015,553

EXPENSES
Management fees	3,848,165	950,342	1,250,874	1,098,305	693,136	1,514,879	2,502,749
Shareholder servicing – Institutional Class	14,588	5,309	6,101	4,055	4,672	7,410	18,951
Shareholder servicing – Premier Class	276	—	—	—	—	184	382
Shareholder servicing – Retirement Class	895,135	840,761	1,053,256	1,733,161	1,159,350	170,109	1,767,252
Shareholder servicing – Retail Class	302,382	—	—	—	—	11,080	—
Distribution fees – Premier Class	124,906	—	—	—	—	10,665	325,314
Distribution fees – Retail Class	1,765,552	—	—	—	—	21,639	—
Administrative service fees	458,817	107,418	148,709	131,256	82,143	51,412	294,400
Custody and accounting fees	117,997	51,389	63,206	53,957	57,752	521,497	390,775
Trustee fees and expenses	82,440	20,290	27,977	22,740	14,883	9,560	52,900
Other expenses	609,027	275,826	319,738	238,588	237,303	307,088	585,895
Total expenses	8,219,285	2,251,335	2,869,861	3,282,062	2,249,239	2,625,523	5,938,618
Net investment income (loss)	188,275,966	35,986,893	76,640,286	54,229,628	26,019,902	25,403,827	192,076,935

NET REALIZED AND UNREALIZED GAIN (LOSS) ON TOTAL INVESTMENTS
Realized gain (loss):
Portfolio investments	117,315,355	28,071,620	94,155,502	15,874,597	72,509,063	(21,936,891)	(35,705,501)
Futures transactions	4,931,146	274,917	487,159	110,096	146,864	(1,643)	988,823
Foreign currency transactions	375	—	—	—	695	(231,346)	(2,250,780)
Net realized gain (loss) on total investments	122,246,876	28,346,537	94,642,661	15,984,693	72,656,622	(22,169,880)	(36,967,458)
Change in unrealized appreciation (depreciation) on:
Portfolio investments**	102,094,107	145,647,457	(166,340,302)	62,639,196	(97,490,711)	(175,865,363)	(231,927,869)
Futures transactions	(1,285,751)	(6,162)	(42,711)	(30,129)	(7,877)	(343,181)	(1,358,725)
Translation of assets (other than portfolio investments) and liabilities denominated in foreign currencies	—	—	—	—	—	4,809	38,920
Net change in unrealized appreciation (depreciation) on total investments and from affiliated investments	100,808,356	145,641,295	(166,383,013)	62,609,067	(97,498,588)	(176,203,735)	(233,247,674)
Net realized and unrealized gain (loss) on total investments	223,055,232	173,987,832	(71,740,352)	78,593,760	(24,841,966)	(198,373,615)	(270,215,132)
Net increase (decrease) in net assets from operations	$411,331,198	$209,974,725	$4,899,934	$132,823,388	$1,177,936	$(172,969,788)	$(78,138,197)

* Net of foreign withholding taxes of	$53,879	$5,819	$26,053	$4,196	$11,339	$3,554,178	$15,306,016
** Includes net change in unrealized foreign capital gains taxes of	$—	$—	$—	$—	$—	$(494,744)	$—

36	2015 Annual Report ■ TIAA-CREF Funds: Equity Index Funds	See notes to financial statements	See notes to financial statements	TIAA-CREF Funds: Equity Index Funds ■ 2015 Annual Report	37

Statements of changes in net assets

TIAA-CREF Funds  ■  For the year ended

												Emerging Markets
		Equity Index Fund		Large-Cap Growth Index Fund		Large-Cap Value Index Fund		S&P 500 Index Fund		Small-Cap Blend Index Fund		Equity Index Fund
		October 31,	October 31,	October 31,	October 31,	October 31,	October 31,	October 31,	October 31,	October 31,	October 31,	October 31,	October 31,
		2015	2014	2015	2014	2015	2014	2015	2014	2015	2014	2015	2014

OPERATIONS
Net investment income (loss)		$188,275,966	$153,949,838	$35,986,893	$25,732,545	$76,640,286	$45,572,096	$54,229,628	$41,565,133	$26,019,902	$23,276,766	$25,403,827	$19,256,507
Net realized gain (loss) on total investments		122,246,876	53,304,284	28,346,537	29,451,375	94,642,661	56,312,219	15,984,693	(25,760,237)	72,656,622	61,850,981	(22,169,880)	(5,721,492)
Net change in unrealized appreciation (depreciation) on total investments		100,808,356	1,026,082,949	145,641,295	210,825,582	(166,383,013)	207,345,740	62,609,067	328,240,024	(97,498,588)	42,391,877	(176,203,735)	(5,293,189)
Net increase (decrease) in net assets from operations		411,331,198	1,233,337,071	209,974,725	266,009,502	4,899,934	309,230,055	132,823,388	344,044,920	1,177,936	127,519,624	(172,969,788)	8,241,826

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:	Institutional Class	(145,554,438)	(116,054,885)	(24,516,851)	(17,635,277)	(45,115,477)	(29,160,464)	(33,277,092)	(25,640,962)	(18,457,791)	(15,224,200)	(19,394,737)	(12,672,461)
	Premier Class	(1,251,294)	(1,036,604)	—	—	—	—	—	—	—	—	(96,628)	(127,990)
	Retirement Class	(4,999,376)	(3,968,167)	(3,489,780)	(2,813,471)	(6,179,592)	(5,189,568)	(10,575,717)	(7,611,475)	(6,261,127)	(5,992,112)	(969,776)	(542,743)
	Retail Class	(9,906,376)	(7,755,859)	—	—	—	—	—	—	—	—	(147,012)	(108,100)
From realized gains:	Institutional Class	(43,153,557)	(22,126,626)	(28,801,809)	(3,986,847)	(63,927,767)	(38,506,904)	—	—	(44,358,526)	(33,546,084)	—	—
	Premier Class	(399,922)	(214,440)	—	—	—	—	—	—	—	—	—	—
	Retirement Class	(1,704,624)	(870,246)	(4,909,622)	(773,390)	(9,983,098)	(7,774,897)	—	—	(18,004,045)	(15,562,005)	—	—
	Retail Class	(3,478,432)	(1,772,015)	—	—	—	—	—	—	—	—	—	—
Total distributions		(210,448,019)	(153,798,842)	(61,718,062)	(25,208,985)	(125,205,934)	(80,631,833)	(43,852,809)	(33,252,437)	(87,081,489)	(70,324,401)	(20,608,153)	(13,451,294)

SHAREHOLDER TRANSACTIONS
Subscriptions:	Institutional Class	1,407,692,993	1,240,431,761	968,720,608	690,242,259	1,080,003,165	1,034,611,465	476,756,052	388,895,553	293,447,770	182,029,515	406,956,444	360,022,032
	Premier Class	26,990,624	14,615,819	—	—	—	—	—	—	—	—	7,489,868	2,712,224
	Retirement Class	107,941,914	51,949,171	84,836,276	65,956,252	111,429,011	92,087,233	155,686,722	143,616,241	30,577,580	46,631,534	54,599,745	27,036,843
	Retail Class	140,155,098	90,343,936	—	—	—	—	—	—	—	—	2,712,084	4,031,365
Reinvestments of distributions:	Institutional Class	187,888,356	137,480,928	46,521,490	20,566,627	91,513,985	61,138,820	32,721,820	25,178,656	62,547,479	48,516,556	19,350,147	12,664,206
	Premier Class	1,646,903	1,251,044	—	—	—	—	—	—	—	—	96,628	127,990
	Retirement Class	6,703,279	4,838,413	8,399,402	3,586,861	16,162,690	12,960,321	10,575,717	7,611,475	24,259,546	21,554,117	969,776	542,743
	Retail Class	12,804,584	9,011,702	—	—	—	—	—	—	—	—	137,324	103,271
Redemptions:	Institutional Class	(1,012,932,172)	(1,042,513,843)	(422,250,616)	(320,589,228)	(471,680,167)	(285,487,631)	(198,769,472)	(274,046,202)	(149,668,644)	(166,630,687)	(140,032,367)	(105,863,959)
	Premier Class	(5,647,688)	(15,115,543)	—	—	—	—	—	—	—	—	(942,416)	(4,613,503)
	Retirement Class	(41,888,213)	(46,619,838)	(46,061,476)	(49,352,214)	(47,106,817)	(58,573,313)	(125,071,695)	(67,593,070)	(80,536,408)	(114,874,531)	(8,786,832)	(10,799,143)
	Retail Class	(71,840,881)	(66,089,036)	—	—	—	—	—	—	—	—	(2,327,704)	(2,261,685)
Net increase (decrease) from shareholder transactions		759,514,797	379,584,514	640,165,684	410,410,557	780,321,867	856,736,895	351,899,144	223,662,653	180,627,323	17,226,504	340,222,697	283,702,384
Net increase (decrease) in net assets		960,397,976	1,459,122,743	788,422,347	651,211,074	660,015,867	1,085,335,117	440,869,723	534,455,136	94,723,770	74,421,727	146,644,756	278,492,916

NET ASSETS
Beginning of period		9,029,406,586	7,570,283,843	2,049,613,952	1,398,402,878	2,746,838,246	1,661,503,129	2,462,136,646	1,927,681,510	1,630,071,984	1,555,650,257	1,006,957,708	728,464,792
End of period		$9,989,804,562	$9,029,406,586	$2,838,036,299	$2,049,613,952	$3,406,854,113	$2,746,838,246	$2,903,006,369	$2,462,136,646	$1,724,795,754	$1,630,071,984	$1,153,602,464	$1,006,957,708
Undistributed net investment income (loss) included in net assets		$151,917,182	$125,386,221	$29,161,838	$21,238,679	$63,276,530	$37,938,991	$44,309,222	$33,997,660	$18,811,827	$16,825,556	$21,003,001	$16,367,737

CHANGE IN FUND SHARES
Shares sold:	Institutional Class	89,954,567	85,471,245	45,327,697	35,380,714	61,737,353	60,756,687	20,578,630	18,119,649	15,291,625	9,768,998	41,825,496	34,216,275
	Premier Class	1,726,541	1,012,282	—	—	—	—	—	—	—	—	744,226	255,541
	Retirement Class	6,787,512	3,525,060	3,909,272	3,350,732	6,271,957	5,307,547	6,762,260	6,748,683	1,607,923	2,472,334	5,555,708	2,533,119
	Retail Class	8,756,307	6,158,130	—	—	—	—	—	—	—	—	271,704	381,551
Shares reinvested:	Institutional Class	12,492,577	10,153,687	2,290,571	1,129,414	5,367,389	3,909,132	1,460,796	1,269,725	3,502,098	2,711,937	2,013,543	1,240,373
	Premier Class	109,720	92,533	—	—	—	—	—	—	—	—	10,065	12,548
	Retirement Class	438,983	352,141	410,327	195,469	933,720	816,141	474,247	385,391	1,352,260	1,200,118	101,124	53,210
	Retail Class	836,354	653,970	—	—	—	—	—	—	—	—	14,304	10,125
Shares redeemed:	Institutional Class	(64,358,988)	(71,249,393)	(19,730,168)	(16,543,582)	(27,195,615)	(17,126,264)	(8,583,365)	(12,644,152)	(7,824,281)	(8,864,807)	(14,459,468)	(9,948,788)
	Premier Class	(361,767)	(1,070,037)	—	—	—	—	—	—	—	—	(94,059)	(444,571)
	Retirement Class	(2,645,056)	(3,189,510)	(2,141,397)	(2,538,953)	(2,667,448)	(3,460,274)	(5,439,389)	(3,249,876)	(4,270,399)	(6,191,676)	(879,758)	(1,009,699)
	Retail Class	(4,501,651)	(4,485,423)	—	—	—	—	—	—	—	—	(239,436)	(216,094)
Net increase (decrease) from shareholder transactions		49,235,099	27,424,685	30,066,302	20,973,794	44,447,356	50,202,969	15,253,179	10,629,420	9,659,226	1,096,904	34,863,449	27,083,590

38	2015 Annual Report ■ TIAA-CREF Funds: Equity Index Funds	See notes to financial statements	See notes to financial statements	TIAA-CREF Funds: Equity Index Funds ■ 2015 Annual Report	39

Statements of changes in net assets	concluded

TIAA-CREF Funds ■ For the year ended

		International Equity Index Fund
		October 31,	October 31,
		2015	2014

OPERATIONS
Net investment income (loss)		$192,076,935	$214,003,135
Net realized gain (loss) on total investments		(36,967,458)	16,395,608
Net change in unrealized appreciation (depreciation) on total investments		(233,247,674)	(220,450,947)
Net increase (decrease) in net assets from operations		(78,138,197)	9,947,796

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:	Institutional Class	(184,332,087)	(127,704,968)
	Premier Class	(6,929,632)	(5,594,046)
	Retirement Class	(24,398,260)	(19,192,693)
	Retail Class	—	—
From realized gains:	Institutional Class	(8,064,501)	—
	Premier Class	(315,593)	—
	Retirement Class	(1,153,159)	—
	Retail Class	—	—
Total distributions		(225,193,232)	(152,491,707)

SHAREHOLDER TRANSACTIONS
Subscriptions:	Institutional Class	1,249,774,697	1,022,602,532
	Premier Class	64,329,903	43,072,414
	Retirement Class	73,797,953	93,555,397
	Retail Class	—	—
Reinvestments of distributions:	Institutional Class	190,852,899	126,962,652
	Premier Class	7,241,372	5,594,046
	Retirement Class	25,551,419	19,190,929
	Retail Class	—	—
Redemptions:	Institutional Class	(585,232,019)	(541,213,919)
	Premier Class	(9,629,311)	(51,845,938)
	Retirement Class	(135,363,991)	(122,839,855)
	Retail Class	—	—
Net increase (decrease) from shareholder transactions		881,322,922	595,078,258
Net increase (decrease) in net assets		577,991,493	452,534,347

NET ASSETS
Beginning of period		5,887,335,313	5,434,800,966
End of period		$6,465,326,806	$5,887,335,313
Undistributed net investment income (loss) included in net assets		$149,737,103	$177,891,886

CHANGE IN FUND SHARES
Shares sold:	Institutional Class	68,737,106	53,238,400
	Premier Class	3,501,209	2,245,513
	Retirement Class	3,928,579	4,767,925
	Retail Class	—	—
Shares reinvested:	Institutional Class	10,987,501	6,956,858
	Premier Class	417,611	307,028
	Retirement Class	1,441,140	1,031,216
	Retail Class	—	—
Shares redeemed:	Institutional Class	(32,125,313)	(28,122,788)
	Premier Class	(526,035)	(2,748,992)
	Retirement Class	(7,307,183)	(6,263,672)
	Retail Class	—	—
Net increase (decrease) from shareholder transactions		49,054,615	31,411,488

40	2015 Annual Report ■ TIAA-CREF Funds: Equity Index Funds	See notes to financial statements

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TIAA-CREF Funds: Equity Index Funds ■ 2015 Annual Report	41

Financial highlights

TIAA-CREF Funds

		Selected per share data
			Gain (loss) from investment operations
		Net asset	Net	Net realized and	Total gain	Less distributions from		Total	Net asset
	For the	value,	Investment	unrealized gain	(loss) from	Net	Net	dividends	value,
	year	beginning	income	(loss) on total	investment	investment	realized	and	end of
	ended	of period	(loss)[a]	investments	operations	income	gains	distributions	period

EQUITY INDEX FUND
Institutional Class:	10/31/15	$15.51	$0.31	$0.36	$0.67	$(0.28)	$(0.08)	$(0.36)	$15.82
	10/31/14	13.65	0.27	1.88	2.15	(0.24)	(0.05)	(0.29)	15.51
	10/31/13	10.84	0.25	2.81	3.06	(0.19)	(0.06)	(0.25)	13.65
	10/31/12	9.58	0.21	1.18	1.39	(0.13)	—	(0.13)	10.84
	10/31/11	9.03	0.18	0.53	0.71	(0.16)	—	(0.16)	9.58
Premier Class:	10/31/15	15.46	0.29	0.36	0.65	(0.26)	(0.08)	(0.34)	15.77
	10/31/14	13.61	0.25	1.87	2.12	(0.22)	(0.05)	(0.27)	15.46
	10/31/13	10.81	0.24	2.80	3.04	(0.18)	(0.06)	(0.24)	13.61
	10/31/12	9.56	0.20	1.17	1.37	(0.12)	—	(0.12)	10.81
	10/31/11	9.03	0.16	0.52	0.68	(0.15)	—	(0.15)	9.56
Retirement Class:	10/31/15	15.71	0.28	0.36	0.64	(0.25)	(0.08)	(0.33)	16.02
	10/31/14	13.82	0.24	1.91	2.15	(0.21)	(0.05)	(0.26)	15.71
	10/31/13	10.97	0.23	2.84	3.07	(0.16)	(0.06)	(0.22)	13.82
	10/31/12	9.69	0.19	1.20	1.39	(0.11)	—	(0.11)	10.97
	10/31/11	9.13	0.16	0.53	0.69	(0.13)	—	(0.13)	9.69
Retail Class:	10/31/15	15.75	0.27	0.36	0.63	(0.24)	(0.08)	(0.32)	16.06
	10/31/14	13.85	0.23	1.92	2.15	(0.20)	(0.05)	(0.25)	15.75
	10/31/13	10.99	0.22	2.85	3.07	(0.15)	(0.06)	(0.21)	13.85
	10/31/12	9.72	0.18	1.20	1.38	(0.11)	—	(0.11)	10.99
	10/31/11	9.17	0.16	0.53	0.69	(0.14)	—	(0.14)	9.72

LARGE-CAP GROWTH INDEX FUND
Institutional Class:	10/31/15	21.03	0.33	1.52	1.85	(0.29)	(0.34)	(0.63)	22.25
	10/31/14	18.29	0.30	2.76	3.06	(0.26)	(0.06)	(0.32)	21.03
	10/31/13	14.54	0.29	3.73	4.02	(0.27)	—	(0.27)	18.29
	10/31/12	13.06	0.23	1.44	1.67	(0.19)	—	(0.19)	14.54
	10/31/11	12.04	0.19	0.99	1.18	(0.16)	—	(0.16)	13.06
Retirement Class:	10/31/15	21.15	0.28	1.53	1.81	(0.24)	(0.34)	(0.58)	22.38
	10/31/14	18.39	0.26	2.77	3.03	(0.21)	(0.06)	(0.27)	21.15
	10/31/13	14.61	0.26	3.75	4.01	(0.23)	—	(0.23)	18.39
	10/31/12	13.12	0.20	1.45	1.65	(0.16)	—	(0.16)	14.61
	10/31/11	12.10	0.16	0.99	1.15	(0.13)	—	(0.13)	13.12

LARGE-CAP VALUE INDEX FUND
Institutional Class:	10/31/15	17.97	0.43	(0.35)	0.08	(0.33)	(0.46)	(0.79)	17.26
	10/31/14	16.19	0.38	2.16	2.54	(0.33)	(0.43)	(0.76)	17.97
	10/31/13	13.27	0.35	3.21	3.56	(0.33)	(0.31)	(0.64)	16.19
	10/31/12	11.99	0.31	1.59	1.90	(0.28)	(0.34)	(0.62)	13.27
	10/31/11	11.52	0.28	0.42	0.70	(0.22)	(0.01)	(0.23)	11.99
Retirement Class:	10/31/15	18.21	0.40	(0.36)	0.04	(0.29)	(0.46)	(0.75)	17.50
	10/31/14	16.40	0.34	2.19	2.53	(0.29)	(0.43)	(0.72)	18.21
	10/31/13	13.43	0.32	3.25	3.57	(0.29)	(0.31)	(0.60)	16.40
	10/31/12	12.12	0.29	1.61	1.90	(0.25)	(0.34)	(0.59)	13.43
	10/31/11	11.64	0.25	0.43	0.68	(0.19)	(0.01)	(0.20)	12.12

42	2015 Annual Report ■ TIAA-CREF Funds: Equity Index Funds	See notes to financial statements

			Ratios and supplemental data

	For the		Net assets at	Ratios to average net assets			Portfolio
	year		end of period	Gross	Net	Net investment	turnover
	ended	Total return	(in thousands)	expenses	expenses	income (loss)	rate

EQUITY INDEX FUND
Institutional Class:	10/31/15	4.48%	$8,759,567	0.05%	0.05%	1.99%	8%
	10/31/14	16.00	7,998,323	0.05	0.05	1.88	6
	10/31/13	28.85	6,705,277	0.06	0.06	2.09	8	[f]
	10/31/12	14.75	3,706,630	0.07	0.07	2.08	6	[f]
	10/31/11	7.88	1,749,384	0.07	0.07	1.83	11
Premier Class:	10/31/15	4.36	94,864	0.20	0.20	1.83	8
	10/31/14	15.81	70,236	0.20	0.20	1.73	6
	10/31/13	28.68	61,343	0.21	0.21	1.95	8	[f]
	10/31/12	14.56	48,184	0.22	0.22	1.90	6	[f]
	10/31/11	7.60	20,918	0.22	0.22	1.63	11
Retirement Class:	10/31/15	4.17	394,683	0.30	0.30	1.73	8
	10/31/14	15.76	314,958	0.30	0.30	1.63	6
	10/31/13	28.52	267,636	0.31	0.31	1.86	8	[f]
	10/31/12	14.46	195,671	0.32	0.32	1.85	6	[f]
	10/31/11	7.61	204,345	0.32	0.32	1.59	11
Retail Class:	10/31/15	4.12	740,691	0.35	0.35	1.70	8
	10/31/14	15.73	645,889	0.36	0.36	1.58	6
	10/31/13	28.49	536,027	0.38	0.38	1.79	8	[f]
	10/31/12	14.35	397,199	0.40	0.40	1.76	6	[f]
	10/31/11	7.54	361,203	0.29	0.29	1.61	11

LARGE-CAP GROWTH INDEX FUND
Institutional Class:	10/31/15	9.09	2,472,946	0.06	0.06	1.55	24
	10/31/14	17.00	1,750,638	0.06	0.06	1.56	21
	10/31/13	28.14	1,157,001	0.07	0.07	1.81	19	[f]
	10/31/12	12.96	971,051	0.07	0.07	1.66	24	[f]
	10/31/11	9.85	568,586	0.08	0.08	1.45	24
Retirement Class:	10/31/15	8.83	365,090	0.31	0.31	1.31	24
	10/31/14	16.72	298,976	0.31	0.31	1.31	21
	10/31/13	27.90	241,402	0.32	0.32	1.60	19	[f]
	10/31/12	12.69	231,810	0.32	0.32	1.42	24	[f]
	10/31/11	9.51	173,769	0.33	0.33	1.20	24

LARGE-CAP VALUE INDEX FUND
Institutional Class:	10/31/15	0.49	2,958,189	0.06	0.06	2.48	24
	10/31/14	16.38	2,362,546	0.06	0.06	2.23	21
	10/31/13	28.07	1,359,068	0.07	0.07	2.41	19	[f]
	10/31/12	16.70	1,134,741	0.08	0.08	2.48	20	[f]
	10/31/11	6.13	605,062	0.08	0.08	2.27	27
Retirement Class:	10/31/15	0.26	448,665	0.31	0.31	2.24	24
	10/31/14	16.07	384,292	0.31	0.31	2.00	21
	10/31/13	27.79	302,435	0.32	0.32	2.15	19	[f]
	10/31/12	16.46	226,640	0.32	0.32	2.28	20	[f]
	10/31/11	5.88	192,336	0.33	0.33	2.02	27

See notes to financial statements	TIAA-CREF Funds: Equity Index Funds ■ 2015 Annual Report	43

Financial highlights

TIAA-CREF Funds

		Selected per share data
			Gain (loss) from investment operations
		Net asset	Net	Net realized and	Total gain	Less distributions from		Total	Net asset
	For the	value,	investment	unrealized gain	(loss) from	Net	Net	dividends	value,
	year	beginning	income	(loss) on total	investment	investment	realized	and	end of
	ended	of period	(loss)[a]	investments	operations	income	gains	distributions	period

S&P 500 INDEX FUND
Institutional Class:	10/31/15	$22.92	$0.47	$0.68	$1.15	$(0.41)	$—	$(0.41)	$23.66
	10/31/14	19.91	0.42	2.94	3.36	(0.35)	—	(0.35)	22.92
	10/31/13	16.05	0.39	3.86	4.25	(0.39)	—	(0.39)	19.91
	10/31/12	14.27	0.33	1.78	2.11	(0.27)	(0.06)	(0.33)	16.05
	10/31/11	13.51	0.28	0.79	1.07	(0.31)	—	(0.31)	14.27
Retirement Class:	10/31/15	22.77	0.41	0.69	1.10	(0.36)	—	(0.36)	23.51
	10/31/14	19.79	0.36	2.93	3.29	(0.31)	—	(0.31)	22.77
	10/31/13	15.96	0.34	3.84	4.18	(0.35)	—	(0.35)	19.79
	10/31/12	14.19	0.29	1.78	2.07	(0.24)	(0.06)	(0.30)	15.96
	10/31/11	13.44	0.24	0.78	1.02	(0.27)	—	(0.27)	14.19

SMALL-CAP BLEND INDEX FUND
Institutional Class:	10/31/15	19.22	0.30	(0.22)	0.08	(0.31)	(0.74)	(1.05)	18.25
	10/31/14	18.58	0.28	1.20	1.48	(0.26)	(0.58)	(0.84)	19.22
	10/31/13	14.24	0.31	4.65	4.96	(0.30)	(0.32)	(0.62)	18.58
	10/31/12	13.17	0.25	1.33	1.58	(0.20)	(0.31)	(0.51)	14.24
	10/31/11	12.49	0.17	0.66	0.83	(0.15)	—	(0.15)	13.17
Retirement Class:	10/31/15	19.25	0.25	(0.21)	0.04	(0.26)	(0.74)	(1.00)	18.29
	10/31/14	18.62	0.23	1.20	1.43	(0.22)	(0.58)	(0.80)	19.25
	10/31/13	14.26	0.27	4.68	4.95	(0.27)	(0.32)	(0.59)	18.62
	10/31/12	13.18	0.22	1.33	1.55	(0.16)	(0.31)	(0.47)	14.26
	10/31/11	12.51	0.14	0.65	0.79	(0.12)	—	(0.12)	13.18

EMERGING MARKETS EQUITY INDEX FUND
Institutional Class:	10/31/15	10.68	0.23	(1.77)	(1.54)	(0.21)	—	(0.21)	8.93
	10/31/14	10.84	0.24	(0.20)	0.04	(0.20)	—	(0.20)	10.68
	10/31/13	10.37	0.23	0.39	0.62	(0.15)	—	(0.15)	10.84
	10/31/12	10.24	0.24	0.09	0.33	(0.16)	(0.04)	(0.20)	10.37
	10/31/11	11.33	0.25	(1.31)	(1.06)	(0.02)	(0.01)	(0.03)	10.24
Premier Class:	10/31/15	10.65	0.23	(1.77)	(1.54)	(0.20)	—	(0.20)	8.91
	10/31/14	10.82	0.21	(0.19)	0.02	(0.19)	—	(0.19)	10.65
	10/31/13	10.35	0.22	0.39	0.61	(0.14)	—	(0.14)	10.82
	10/31/12	10.23	0.24	0.06	0.30	(0.14)	(0.04)	(0.18)	10.35
	10/31/11	11.33	0.23	(1.30)	(1.07)	(0.02)	(0.01)	(0.03)	10.23
Retirement Class:	10/31/15	10.64	0.21	(1.76)	(1.55)	(0.19)	—	(0.19)	8.90
	10/31/14	10.80	0.21	(0.20)	0.01	(0.17)	—	(0.17)	10.64
	10/31/13	10.34	0.20	0.40	0.60	(0.14)	—	(0.14)	10.80
	10/31/12	10.22	0.23	0.07	0.30	(0.14)	(0.04)	(0.18)	10.34
	10/31/11	11.33	0.26	(1.35)	(1.09)	(0.01)	(0.01)	(0.02)	10.22
Retail Class:	10/31/15	10.63	0.19	(1.76)	(1.57)	(0.17)	—	(0.17)	8.89
	10/31/14	10.79	0.19	(0.19)	0.00 [d]	(0.16)	—	(0.16)	10.63
	10/31/13	10.32	0.19	0.40	0.59	(0.12)	—	(0.12)	10.79
	10/31/12	10.21	0.20	0.07	0.27	(0.12)	(0.04)	(0.16)	10.32
	10/31/11	11.32	0.22	(1.31)	(1.09)	(0.01)	(0.01)	(0.02)	10.21

44	2015 Annual Report ■ TIAA-CREF Funds: Equity Index Funds	See notes to financial statements

continued

			Ratios and supplemental data

	For the		Net assets at	Ratios to average net assets			Portfolio
	year		end of period	Gross	Net	Net investment	turnover
	ended	Total return	(in thousands)	expenses	expenses	income (loss)	rate

S&P 500 INDEX FUND
Institutional Class:	10/31/15	5.11%	$2,186,465	0.06%	0.06%	2.04%	8%
	10/31/14	17.16	1,808,921	0.06	0.06	1.97	9
	10/31/13	27.08	1,436,986	0.06	0.06	2.19	4	[f]
	10/31/12	15.14	1,342,205	0.07	0.07	2.13	7	[f]
	10/31/11	7.96	884,211	0.07	0.07	1.96	14
Retirement Class:	10/31/15	4.91	716,541	0.31	0.31	1.79	8
	10/31/14	16.84	653,216	0.31	0.31	1.72	9
	10/31/13	26.73	490,695	0.31	0.31	1.92	4	[f]
	10/31/12	14.85	396,922	0.32	0.32	1.89	7	[f]
	10/31/11	7.75	352,405	0.32	0.32	1.71	14

SMALL-CAP BLEND INDEX FUND
Institutional Class:	10/31/15	0.54	1,296,895	0.06	0.06	1.56	22
	10/31/14	8.32	1,154,539	0.06	0.06	1.50	24
	10/31/13	36.38	1,048,944	0.07	0.07	1.92	17	[f]
	10/31/12	12.48	648,984	0.08	0.08	1.81	17	[f]
	10/31/11	6.64	447,756	0.08	0.08	1.26	25
Retirement Class:	10/31/15	0.31	427,901	0.31	0.31	1.33	22
	10/31/14	8.01	475,533	0.31	0.31	1.25	24
	10/31/13	36.10	506,706	0.32	0.32	1.67	17	[f]
	10/31/12	12.20	311,294	0.33	0.33	1.57	17	[f]
	10/31/11	6.30	325,760	0.33	0.33	1.02	25

EMERGING MARKETS EQUITY INDEX FUND
Institutional Class:	10/31/15	(14.54)	1,051,171	0.22	0.22	2.36	42
	10/31/14	0.42	942,827	0.23	0.23	2.29	13
	10/31/13	6.06	680,382	0.29	0.25	2.25	13
	10/31/12	3.31	289,041	0.38	0.25	2.42	25	[f]
	10/31/11	(9.36)	149,206	0.46	0.25	2.26	38
Premier Class:	10/31/15	(14.60)	9,624	0.38	0.38	2.40	42
	10/31/14	0.23	4,475	0.39	0.39	1.95	13
	10/31/13	5.96	6,454	0.44	0.40	2.16	13
	10/31/12	3.06	2,016	0.54	0.40	2.38	25	[f]
	10/31/11	(9.50)	1,330	0.62	0.40	2.04	38
Retirement Class:	10/31/15	(14.69)	84,960	0.47	0.47	2.21	42
	10/31/14	0.17	50,771	0.48	0.48	2.01	13
	10/31/13	5.79	34,503	0.54	0.50	1.96	13
	10/31/12	3.03	24,877	0.63	0.50	2.28	25	[f]
	10/31/11	(9.61)	9,356	0.70	0.50	2.38	38
Retail Class:	10/31/15	(14.85)	7,847	0.60	0.60	1.98	42
	10/31/14	0.04	8,885	0.64	0.64	1.83	13
	10/31/13	5.70	7,127	0.73	0.64	1.81	13
	10/31/12	2.73	5,773	0.83	0.64	2.00	25	[f]
	10/31/11	(9.64)	5,313	0.88	0.64	1.99	38

See notes to financial statements	TIAA-CREF Funds: Equity Index Funds ■ 2015 Annual Report	45

Financial highlights

TIAA-CREF Funds

		Selected per share data
			Gain (loss) from investment operations
		Net asset	Net	Net realized and	Total gain	Less distributions from		Total	Net asset
	For the	value,	investment	unrealized gain	(loss) from	Net	Net	dividends	value,
	year	beginning	income	(loss) on total	investment	investment	realized	and	end of
	ended	of period	(loss)[a]	investments	operations	income	gains	distributions	period

INTERNATIONAL EQUITY INDEX FUND
Institutional Class:	10/31/15	$18.82	$0.57	$(0.81)	$(0.24)	$(0.69)	$(0.03)	$(0.72)	$17.86
	10/31/14	19.31	0.72	(0.67)	0.05	(0.54)	—	(0.54)	18.82
	10/31/13	15.73	0.54	3.54	4.08	(0.50)	—	(0.50)	19.31
	10/31/12	15.23	0.55	0.39	0.94	(0.44)	—	(0.44)	15.73
	10/31/11	16.43	0.53	(1.38)	(0.85)	(0.35)	—	(0.35)	15.23
Premier Class:	10/31/15	18.77	0.54	(0.81)	(0.27)	(0.66)	(0.03)	(0.69)	17.81
	10/31/14	19.26	0.68	(0.65)	0.03	(0.52)	—	(0.52)	18.77
	10/31/13	15.69	0.51	3.54	4.05	(0.48)	—	(0.48)	19.26
	10/31/12	15.20	0.53	0.38	0.91	(0.42)	—	(0.42)	15.69
	10/31/11	16.41	0.49	(1.36)	(0.87)	(0.34)	—	(0.34)	15.20
Retirement Class:	10/31/15	19.15	0.53	(0.81)	(0.28)	(0.64)	(0.03)	(0.67)	18.20
	10/31/14	19.64	0.69	(0.68)	0.01	(0.50)	—	(0.50)	19.15
	10/31/13	15.99	0.50	3.61	4.11	(0.46)	—	(0.46)	19.64
	10/31/12	15.47	0.53	0.38	0.91	(0.39)	—	(0.39)	15.99
	10/31/11	16.68	0.51	(1.42)	(0.91)	(0.30)	—	(0.30)	15.47

[a]	Based on average shares outstanding.
[d]	Amount represents less than $0.01 per share.
[f]	Does not include in-kind transactions.

46	2015 Annual Report ■ TIAA-CREF Funds: Equity Index Funds	See notes to financial statements

concluded

			Ratios and supplemental data

	For the		Net assets at	Ratios to average net assets			Portfolio
	year		end of period	Gross	Net	Net investment	turnover
	ended	Total return	(in thousands)	expenses	expenses	income (loss)	rate

INTERNATIONAL EQUITY INDEX FUND
Institutional Class:	10/31/15	(1.18)%	$5,549,083	0.06%	0.06%	3.10%	5%
	10/31/14	0.37	4,949,536	0.06	0.06	3.73	5
	10/31/13	26.65	4,459,896	0.07	0.07	3.13	3
	10/31/12	6.43	2,833,093	0.08	0.08	3.69	6	[f]
	10/31/11	(5.32)	1,647,918	0.09	0.09	3.23	6
Premier Class:	10/31/15	(1.33)	242,384	0.21	0.21	2.95	5
	10/31/14	0.23	191,665	0.21	0.21	3.55	5
	10/31/13	26.47	200,497	0.22	0.22	2.97	3
	10/31/12	6.25	162,307	0.23	0.23	3.53	6	[f]
	10/31/11	(5.44)	125,215	0.24	0.24	3.02	6
Retirement Class:	10/31/15	(1.38)	673,860	0.31	0.31	2.84	5
	10/31/14	0.11	746,134	0.31	0.31	3.51	5
	10/31/13	26.35	774,407	0.32	0.32	2.86	3
	10/31/12	6.13	645,359	0.33	0.33	3.46	6	[f]
	10/31/11	(5.54)	625,016	0.34	0.34	3.02	6

See notes to financial statements	TIAA-CREF Funds: Equity Index Funds ■ 2015 Annual Report	47

Notes to financial statements

TIAA-CREF Funds

Note 1—organization and significant accounting policies

TIAA-CREF Funds (the “Trust”) is a Delaware statutory trust that is registered with the Securities and Exchange Commission (“Commission”) under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The following are the TIAA-CREF Funds included in this report: Equity Index Fund, Large-Cap Growth Index Fund, Large-Cap Value Index Fund, S&P 500 Index Fund, Small-Cap Blend Index Fund, Emerging Markets Equity Index Fund, and the International Equity Index Fund (collectively the “Funds” or individually, the “Fund”).

The Funds offer their shares, without a sales load, through their principal underwriter, Teachers Personal Investors Services, Inc. (“TPIS”), which is a wholly owned indirect subsidiary of Teachers Insurance and Annuity Association of America (“TIAA”). Teachers Advisors, Inc. (“Advisors”), a wholly owned indirect subsidiary of TIAA, is registered with the Commission as an investment adviser and provides investment management services for the Funds. The Funds offer up to four share classes, although any one Fund may not necessarily offer all four classes. The Funds may offer Institutional, Premier, Retirement and Retail Classes of shares. Each class differs by the allocation of class-specific expenses and voting rights in matters affecting a single class.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. The Funds are investment companies and follow the accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services—Investment Companies. The Net Asset Value (“NAV”) for financial reporting purposes may differ from the NAV for processing transactions. The NAV for financial reporting purposes includes security and shareholder transactions through the date of the report. Total return is computed based on the NAV used for processing transactions. The following is a summary of the significant accounting policies consistently followed by the Funds.

Security valuation: The Funds’ investments in securities are recorded at their estimated fair value as described in the valuation of investments note to the financial statements.

Investments and investment income: Securities transactions are accounted for as of the trade date for financial reporting purposes. Interest income is recorded as earned and includes accretion of discounts and amortization of premiums using the effective yield method. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as possible after the Funds determine the existence of a dividend declaration after exercising reasonable due diligence. Realized gains and losses on securities transactions are based upon the specific identification method. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments and/or as a realized gain.

Income, expenses, realized gains and losses and unrealized appreciation and depreciation of a Fund are allocated on a pro rata basis to each class of shares, except for service agreement fees, distribution fees and transfer agency fees and expenses, which are unique to each class of shares. Most expenses of the Trust can be directly attributed to a fund. Expenses that cannot be directly attributed are allocated to each fund in the Trust based upon the average net assets of each fund.

Foreign currency transactions and translation: Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day using exchange rates obtained from an independent third party. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Distributions to shareholders: Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

Income taxes: Each Fund is treated separately for income tax purposes. The Funds intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code (“Code”) and will not be subject to income taxes to the extent that they distribute all taxable income each year and comply with various other Code requirements. The Funds file income tax returns in U.S. federal and applicable state and local jurisdictions. A fund’s federal income tax returns are generally subject to examination for a period of three fiscal years after filed. State and local tax returns may be subject to examination for an additional period of time depending on the jurisdiction. Management has analyzed the Funds’ tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Funds’ financial statements.

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Reclassifications are made to a Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended October 31, 2015, permanent book and tax differences resulting primarily from differing treatments for foreign currency transactions, certain foreign taxes paid, utilization of tax equalization credits, dividend redesignations, investments in partnerships and gains and losses from the sale of stock in passive foreign investment companies were identified and reclassified among the components of the Funds’ net assets. Net investment income and net realized gains (losses), as disclosed on the Statements of Operations, and net assets were not affected by these reclassifications.

Foreign taxes: The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon the current

48	2015 Annual Report ■ TIAA-CREF Funds: Equity Index Funds

interpretation of tax rules and regulations that exist in the markets in which the Funds invest.

Trustee compensation: The Funds pay the members of the Board of Trustees (“Board”), all of whom are independent, certain remuneration for their services, plus travel and other expenses. Trustees may elect to participate in a deferred compensation plan and defer all or a portion of their compensation. In addition, trustees participate in a long-term compensation plan. Amounts deferred are retained by the Funds until paid. Amounts payable to the trustees for compensation are included in the accompanying Statements of Assets and Liabilities. Trustees’ fees, including any deferred and long-term compensation incurred, are reflected in the Statements of Operations.

New accounting pronouncement: In June 2014, the FASB issued Accounting Standards Update No. 2014-11 Transfers and Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financing, and Disclosures (the “Update”). The Update requires, among other items, additional disclosures for transactions that are accounted for as secured borrowings, such as loaned securities. The Update is effective for annual reporting periods beginning after December 15, 2014, and for interim periods beginning after March 15, 2015. The Funds adopted the Update for this annual report. The adoption of the Update did not have a material impact on the Funds’ financial statements and notes disclosure.

In May 2015, the FASB issued Accounting Standards Update No. 2015-07 Fair Value Measurement (Topic 820) Disclosures in Certain Entities That Calculate Net Asset Value per Share (the “ASU”). The ASU removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The ASU also removes the requirement to make certain disclosures for investments that are eligible to be measured at fair value using the net asset value per share practical expedient. The ASU is effective for public business entities for fiscal years beginning after December 15, 2015, and for interim periods within those fiscal years. The Funds early adopted the ASU for this annual report. The adoption of the ASU did not have a material impact on the Funds’ financial statements and notes disclosures.

Note 2—valuation of investments

Portfolio investments are valued at their estimated fair value utilizing various valuation methods approved by the Board. U.S. GAAP establishes a hierarchy that prioritizes market inputs to valuation methods. The three levels of inputs are:

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.)
•	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

A description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value follows:

Exchange-traded equity securities, common and preferred stock: Equity securities listed or traded on a national market or exchange are valued based on their sale price on such market or exchange at the close of business on the date of valuation, or at the mean of the closing bid and asked prices if no sale is reported. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Foreign equity securities are valued at the last sale price or official closing price reported on the exchange where traded and converted to U.S. dollars at the prevailing rates of exchange on the date of valuation. For events affecting the value of foreign securities between the time when the exchange on which they are traded closes and the time when the Funds’ net assets are calculated, such securities will be valued at fair value in accordance with procedures adopted by the Board. Foreign securities are generally categorized in Level 2 of the fair value hierarchy.

Debt securities: Debt securities, will generally be valued using prices provided by a pricing service that may employ various indications of value including but not limited to broker-dealer quotations. Certain debt securities, other than money market instruments, are valued based on the most recent bid price or the equivalent quoted yield for such securities (or those of comparable maturity, quality and type). Debt securities are generally categorized in Level 2 of the fair value hierarchy; in instances where prices, yields or any other key inputs are unobservable, they are categorized in Level 3 of the hierarchy.

Short-term investments: Prior to January 2, 2015, short-term investments with maturities of 60 days or less were valued at amortized cost. Short-term investments with maturities in excess of 60 days were valued in the same manner as debt securities. Effective January 2, 2015, all short-term investments are valued in the same manner as debt securities. Short-term investments are generally categorized in Level 2 of the fair value hierarchy.

Investments in registered investment companies: These investments are valued at their net asset value on the valuation date. These investments are categorized in Level 1 of the fair value hierarchy.

Futures contracts: Stock and bond index futures, which are traded on commodity exchanges, are valued at the last sale price

TIAA-CREF Funds: Equity Index Funds ■ 2015 Annual Report	49

Notes to financial statements

as of the close of such commodity exchanges and are categorized in Level 1 of the fair value hierarchy.

Any portfolio security for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued at fair value, as determined in good faith using procedures approved by the

Board. To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized as Level 3.

Transfers between levels are recognized at the end of the reporting period. For the year ended October 31, 2015, there were no material transfers between levels by the Funds.

The following table summarizes the market value of the Funds’ investments as of October 31, 2015, based on the inputs used to value them:

Fund	Level 1	Level 2	Level 3	Total
Equity Index
Equity investments:
Health care	$1,407,639,307	$—	$31,697	$1,407,671,004
Industrials	1,060,806,430	8,439,961	—	1,069,246,391
Telecommunication services	215,117,220	—	49,856	215,167,076
All other equity investments*	7,273,638,204	—	—	7,273,638,204
Short-term investments	311,112,472	35,399,031	—	346,511,503
Futures**	36,282	—	—	36,282
Total	$10,268,349,915	$43,838,992	$81,553	$10,312,270,460
Large-Cap Growth Index
Equity investments:
Industrials	$308,000,914	$3,081,309	$—	$311,082,223
All other equity investments*	2,520,081,454	—	—	2,520,081,454
Short-term investments	62,360,275	—	—	62,360,275
Futures**	14,566	—	—	14,566
Total	$2,890,457,209	$3,081,309	$—	$2,893,538,518
Large-Cap Value Index
Equity investments:
Industrials	$346,582,607	$1,771,268	$—	$348,353,875
All other equity investments*	3,041,711,748	—	—	3,041,711,748
Short-term investments	51,486,331	4,899,966	—	56,386,297
Futures**	31,259	—	—	31,259
Total	$3,439,811,945	$6,671,234	$—	$3,446,483,179
S&P 500 Index
Equity investments:
Industrials	$291,719,490	$2,741,897	$—	$294,461,387
All other equity investments*	2,603,551,719	—	—	2,603,551,719
Short-term investments	29,621,058	—	—	29,621,058
Futures**	4,615	—	—	4,615
Total	$2,924,896,882	$2,741,897	$—	$2,927,638,779
Small-Cap Blend Index
Equity investments:
Health care	$259,526,207	$—	$82,553	$259,608,760
Information technology	303,605,745	—	14,755	303,620,500
Telecommunication services	15,106,653	—	139,956	15,246,609
All other equity investments*	1,138,483,700	—	—	1,138,483,700
Short-term investments	264,957,247	—	—	264,957,247
Futures**	10,656	—	—	10,656
Total	$1,981,690,208	$—	$237,264	$1,981,927,472
Emerging Markets Equity Index
Equity investments:
Africa/Middle East	$—	$88,136,955	$240	$88,137,195
Asia	39,109	757,479,136	2,620,348	760,138,593
Europe	1,085,776	40,750,054	—	41,835,830
Latin America	—	120,386,050	—	120,386,050
North America	31,133,562	—	—	31,133,562
All other equity investments*	4,363,778	106,431,715	657	110,796,150
Short-term investments	57,158,451	—	—	57,158,451
Total	$93,780,676	$1,113,183,910	$2,621,245	$1,209,585,831

50	2015 Annual Report ■ TIAA-CREF Funds: Equity Index Funds

Continued

Fund	Level 1	Level 2	Level 3	Total
International Equity Index
Equity investments:
Asia	$—	$1,657,791,397	$—	$1,657,791,397
Australasia	—	411,222,900	—	411,222,900
Europe	—	3,781,295,754	—	3,781,295,754
All other equity investments*	47,561,058	534,667,682	—	582,228,740
Short-term investments	280,957,418	9,299,972	—	290,257,390
Futures**	(44,107)	—	—	(44,107)
Total	$328,474,369	$6,394,277,705	$—	$6,722,752,074
*	For detailed categories, see the accompanying Summary portfolio of investments.
**	Derivative instruments are not reflected in the Summary portfolio of investments.

Note 3—derivative instruments

As defined by U.S. GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variables. Derivatives require little or no initial investment and permit or require net settlement. The Funds value derivatives at fair value.

At October 31, 2015, the following Funds have invested in derivative contracts which are reflected in the Statements of Assets and Liabilities as follows:

	Asset derivatives
		Fair value
Derivative contract	Location	amount
Equity Index Fund
Equity contracts	Futures*	$36,282
Large-Cap Growth Index Fund
Equity contracts	Futures*	14,566
Large-Cap Value Index Fund
Equity contracts	Futures*	31,259
S&P 500 Index Fund
Equity contracts	Futures*	4,615
Small-Cap Blend Index Fund
Equity contracts	Futures*	10,656
International Equity Index Fund
Equity contracts	Futures*	(44,107)
*	The fair value presented includes cumulative gain (loss) on open futures contracts; however, the value reflected on the accompanying Statements of Assets and Liabilities is only the receivable or payable for variation margin on open futures contracts.

For the year ended October 31, 2015, the effect of derivative contracts on the Funds’ Statements of Operations was as follows:

			Change in
			unrealized
		Realized	appreciation
Derivative contracts	Location	gain (loss)	(depreciation)
Equity Index Fund
Equity contracts	Futures transactions	$4,931,146	$(1,285,752)
Large-Cap Growth Index Fund
Equity contracts	Futures transactions	274,917	(6,162)
Large-Cap Value Index Fund
Equity contracts	Futures transactions	487,159	(42,711)
S&P 500 Index Fund
Equity contracts	Futures transactions	110,096	(30,129)
Small-Cap Blend Index Fund
Equity contracts	Futures transactions	146,864	(7,877)
Emerging Markets Equity Index Fund
Equity contracts	Futures transactions	(1,643)	(343,181)
International Equity Index Fund
Equity contracts	Futures transactions	988,823	(1,358,725)

Futures contracts: The Funds are subject to equity price risk in the normal course of pursuing their investment objectives. The Funds use futures contracts to manage exposure to the equity markets and for cash management purposes to remain highly invested in these markets while minimizing transaction costs. Buying futures contracts tends to increase exposure to the underlying instrument/index, while selling futures contracts tends to decrease exposure to the underlying instrument/index or hedge other investments. Initial margin deposits are made upon entering into a futures contract, and variation margin receipts or payments are settled daily reflecting changes in the value of the futures contracts. Daily changes in the value of such contracts are reflected in net unrealized gains and losses. Gains or losses are realized upon the expiration or closing of the futures contracts or if the counterparties do not perform in accordance with contractual provisions. With futures, there is minimal counterparty credit risk to the Funds since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded funds, guarantees the futures against default. During the year ended October 31, 2015, the Equity Index Fund, the Large-Cap Growth Index Fund, the Large-Cap Value Index Fund, the S&P 500 Index Fund, the Small-Cap Blend Index Fund, and the International Equity Index Fund had exposure to futures contracts, based on underlying notional values, generally between 0% and 1% of net assets.

TIAA-CREF Funds: Equity Index Funds ■ 2015 Annual Report	51

Notes to financial statements

At October 31, 2015, the Funds held the following open futures contracts:

					Unrealized
		Number of	Settlement	Expiration	gain
Fund	Futures	contracts	value	date	(loss)
Equity Index	S&P 500 E Mini Index	139	$14,412,215	December 2015	$36,282
Large-Cap Growth Index	S&P 500 E Mini Index	52	5,391,620	December 2015	14,566
Large-Cap Value Index	S&P 500 E Mini Index	106	10,990,610	December 2015	31,259
S&P 500 Index	S&P 500 E Mini Index	18	1,866,330	December 2015	4,615
Small-Cap Blend Index	Russell 2000 Mini Index	24	2,779,920	December 2015	10,656
International Equity Index	MSCI EAFE Mini Index	83	7,291,965	December 2015	(44,107)

Note 4—investment adviser and affiliates

Under the terms of the Investment Management Agreement with respect to each Fund, Advisors provides asset management services to the Fund for an annual fee, payable monthly. The Funds have entered into an Administrative Service Agreement with Advisors under which the Funds pay Advisors for its costs in providing certain administrative and compliance services to the Funds.

Under the terms of a Retirement Class Service Agreement with respect to each Fund, the Retirement Class of the Fund incurs an annual fee, payable monthly to Advisors, for certain administrative costs associated with the maintenance of Retirement Class shares on retirement plan or other platforms. Substantially all of the Retirement Class shareholder servicing fees reported on the Statements of Operations are paid to Advisors under the Service Agreement. Under the terms of a distribution Rule 12b-1 plan, the Retail Class of each Fund compensates TPIS for providing distribution, promotional and/or shareholder services to the Retail Class of the Fund at the annual rate of 0.25% of the average daily net assets attributable to the Fund’s Retail Class. The Premier Class of each Fund is subject to a distribution Rule 12b-1 plan that compensates TPIS for providing distribution, promotional and/or shareholder services to the Premier Class of the Fund at the annual rate of 0.15% of the average daily net assets attributable to the Fund’s Premier Class.

Advisors has agreed to reimburse each Fund if its total expense ratio (excluding interest, taxes, brokerage and other transactional expenses, acquired fund fees and expenses and extraordinary expenses) exceeds certain percentages. As of October 31, 2015, the investment management fee, service agreement fee, distribution fee and maximum expense amounts (after waivers and reimbursements) are equal to the following noted annual percentage of average daily net assets for each class:

	Investment
	management fee—	Service
	effective rate	agreement fee	Distribution fee		Maximum expense amounts‡
		Retirement	Premier	Retail	Institutional	Premier	Retirement	Retail
Fund		Class	Class	Class	Class	Class	Class	Class
Equity Index	0.04%	0.25%	0.15%	0.25%	0.09%	0.24%	0.34%	0.48%
Large-Cap Growth Index	0.04	0.25	—	—	0.09	—	0.34	—
Large-Cap Value Index	0.04	0.25	—	—	0.09	—	0.34	—
S&P 500 Index	0.04	0.25	—	—	0.09	—	0.34	—
Small-Cap Blend Index	0.04	0.25	—	—	0.09	—	0.34	—
Emerging Markets Equity Index	0.14	0.25	0.15	0.25	0.25	0.40	0.50	0.64
International Equity Index	0.04	0.25	0.15	—	0.15	0.30	0.40	—
‡	Maximum expense amounts reflect all expenses excluding interest, taxes, brokerage and other transactional expenses, acquired fund fees and expenses and extraordinary expenses. The expense reimbursement arrangements will continue through at least February 29, 2016. The reimbursement arrangements can only be changed with the approval of the Board of Trustees.

The Funds may purchase or sell investment securities in transactions with affiliated entities under procedures adopted by the Board, pursuant to the 1940 Act. These transactions are effected at market rates without incurring broker commissions.

A registered separate account of TIAA (collectively “TIAA Access”) has various sub-accounts that invest in the Funds, and certain funds within the Trust also make investments in the Funds.

The following is the percentage of the Funds’ shares owned by TIAA Access and other funds within the Trust as of October 31, 2015:

	TIAA-CREF
	Lifecycle	TIAA
Fund	Index Funds	Access	Total
Equity Index	23%	1%	24%
Large-Cap Growth Index	—	4	4
Large-Cap Value Index	—	7	7
S&P 500 Index	—	6	6
Small-Cap Blend Index	—	16	16
Emerging Markets Equity Index	19	—	19
International Equity Index	12	5	17

TIAA-CREF Tuition Financing, Inc. (“TFI”), a wholly owned direct subsidiary of TIAA, is a registered investment adviser that provides program management services to multiple qualified tuition programs formed under Section 529 of the Internal Revenue Code (“529 Plans”). These 529 Plans, each of which operates independently, invest a portion of their assets in the Funds. As of October 31, 2015, three 529 Plans owned 15%, 14%, and 7%, respectively, of the Equity Index Fund; one 529 Plan owned 9% of the Large-Cap Growth Index Fund; one 529 Plan owned 7% of the Large-Cap Value Index Fund; two 529 Plans owned 10% and 8%, respectively, of the S&P 500 Index Fund; two 529 Plans owned 9% and 7%, respectively, of the Emerging Markets Equity Index Fund; and three 529 Plans owned 8%, 8% and 7%, respectively, of the International Equity Index Fund.

Companies in which a Fund holds 5% or more of the outstanding voting shares are considered “affiliated companies” of the Fund, pursuant to the 1940 Act. Information regarding transactions with affiliate companies is as follows:

52	2015 Annual Report ■ TIAA-CREF Funds: Equity Index Funds

continued

							Shares at	Value at
	Value at	Purchase	Sales	Realized	Dividend	Withholding	October 31,	October 31,
Issue	October 31, 2014	cost	proceeds	gain (loss)	income	expense	2015	2015
Equity Index Fund
TIAA-CREF Short Term Lending Portfolio of the State Street Navigator Securities Lending Trust	$278,287,735	$96,764,521	$63,939,784	$—	$—	$—	311,112,472	$311,112,472
Small-Cap Blend Index Fund
TIAA-CREF Short Term Lending Portfolio of the State Street Navigator Securities Lending Trust	$286,165,959	$105,206,530	$126,415,242	$—	$—	$—	264,957,247	$264,957,247
International Equity Index Fund
TIAA-CREF Short Term Lending Portfolio of the State Street Navigator Securities Lending Trust	$183,755,836	$451,929,599	$354,728,017	$—	$—	$—	280,957,418	$280,957,418

Note 5-investments

Securities lending: Certain Funds may lend their securities to qualified institutional borrowers to earn additional income. A Fund receives collateral (in the form of cash, Treasury securities or other collateral permitted by applicable law) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of loaned securities during the period of the loan; any additional collateral required due to changes in security values is delivered to the Fund the next business day. Cash collateral received by the Fund will generally be invested in high-quality short-term instruments or in one or more funds maintained by the securities lending agent (“Agent”) for the purpose of investing cash collateral. The value of the loaned securities and the liability to return the cash collateral received are reflected in the Statements of Assets and Liabilities. As of October 31, 2015, securities lending transactions are for equity securities, and the resulting loans are continuous, can be recalled at any time, and have no set maturity. Securities lending income recognized by the Funds consists of earnings on invested collateral and lending fees, net of any rebates to the borrower and compensation to the Agent. Such income is reflected separately in the Statements of Operations. In lending its securities, a Fund bears the market risk with respect to the investment of collateral and the risk that the Agent may default on its contractual obligations to the Fund. The Agent bears the risk that the borrower may default on its obligation to return the loaned securities as the Agent is contractually obligated to indemnify the Fund if at the time of a default by a borrower some or all of the loan securities have not been returned.

Restricted securities: Restricted securities held by the Funds, if any, may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in securities that are widely held and publicly traded.

Net unrealized appreciation (depreciation): At October 31, 2015, net unrealized appreciation (depreciation) based on aggregate cost of portfolio investments for federal income tax purposes, consisting of gross unrealized appreciation and gross unrealized depreciation, was as follows:

				Net
		Gross	Gross	unrealized
		unrealized	unrealized	appreciation
Fund	Tax cost	appreciation	depreciation	(depreciation)
Equity Index	$7,182,216,537	$3,408,908,054	$(278,890,413)	$3,130,017,641
Large-Cap Growth Index	2,230,600,884	708,029,245	(45,106,177)	662,923,068
Large-Cap Value Index	3,276,985,506	350,768,581	(181,302,167)	169,466,414
S&P 500 Index	2,146,057,593	865,439,106	(83,862,535)	781,576,571
Small-Cap Blend Index	1,692,440,308	456,722,977	(167,246,469)	289,476,508
Emerging Markets Equity Index	1,369,882,270	76,472,186	(236,768,625)	(160,296,439)
International Equity Index	6,334,096,001	1,055,117,546	(666,417,366)	388,700,180

Purchases and sales: Purchases and sales of securities (other than short-term instruments) for all of the Funds for the year ended October 31, 2015 were as follows:

	Non-U.S.	Non-U.S.
	government	government
Fund	purchases	sales
Equity Index	$1,570,872,673	$788,106,250
Large-Cap Growth Index	1,194,277,645	580,243,139
Large-Cap Value Index	1,502,962,294	756,789,593
S&P 500 Index	585,920,611	205,258,051
Small-Cap Blend Index	500,127,505	384,029,079
Emerging Markets Equity Index	814,271,883	455,698,648
International Equity Index	1,155,682,432	291,622,360

TIAA-CREF Funds: Equity Index Funds ■ 2015 Annual Report	53

Notes to financial statements	concluded

Note 6—distributions to shareholders and other tax items

The tax character of distributions paid to shareholders during the years ended October, 31 2015 and October 31, 2014 was as follows.

	10/31/2015			10/31/2014
	Ordinary	Long-term		Ordinary	Long-term
Fund	income	capital gains	Total	income	capital gains	Total
Equity Index	$164,811,117	$45,636,902	$210,448,019	$134,239,273	$19,559,569	$153,798,842
Large-Cap Growth Index	28,903,693	32,814,369	61,718,062	20,302,455	4,906,530	25,208,985
Large-Cap Value Index	74,165,884	51,040,050	125,205,934	44,734,342	35,897,491	80,631,833
S&P 500 Index	43,852,809	—	43,852,809	33,252,437	—	33,252,437
Small-Cap Blend Index	33,365,721	53,715,768	87,081,489	30,145,813	40,178,588	70,324,401
Emerging Markets Equity Index	20,608,153	—	20,608,153	13,451,294	—	13,451,294
International Equity Index	215,661,544	9,531,688	225,193,232	152,491,707	—	152,491,707

As of October 31, 2015, the components of accumulated earnings on a tax basis were as follows:

		Undistributed	Undistributed	Unrealized	Capital
		ordinary	long-term	appreciation	loss
Fund		income	capital gains	(depreciation)	carryover	Total
Equity Index		$151,368,968	$120,414,436	$3,130,017,633	$—	$3,401,801,037
Large-Cap Growth Index		29,080,878	36,145,299	662,923,067	—	728,149,244
Large-Cap Value Index		83,421,609	114,554,757	169,466,417	—	367,442,783
S&P 500 Index		44,590,220	17,920,862	781,576,567	—	844,087,649
Small-Cap Blend Index		22,503,751	72,761,205	289,476,506	—	384,741,462
Emerging Markets Equity Index		22,752,923	—	(161,164,639)	(24,466,444)	(162,878,160)
International Equity Index		168,857,877	—	388,247,292	(20,138,299)	536,966,870

The difference between book basis and tax basis net investment income, net realized gains and losses, and unrealized appreciation and depreciation is attributable primarily to the tax deferral of losses on wash sales, the realization, for tax purposes, of unrealized gains on investments in passive foreign investment companies, the utilization of capital loss carryovers, and the treatment of short term gain as ordinary income for tax purposes.

In certain circumstances, a fund may distribute portfolio securities rather than cash as payment for a redemption of fund shares (in-kind redemption). A fund may also accept portfolio securities rather than cash as payment for a purchase of fund shares (in-kind purchase). During the year ended October 31, 2015, the Funds did not have any in-kind purchase or in-kind redemption transactions.

At October 31, 2015, the following Funds had capital loss carryovers, which will expire as follows:

Fund	No expiration	Total
Emerging Markets Equity Index	$24,466,444	$24,466,444
International Equity Index	20,138,299	20,138,299

For the year ended October 31, 2015, the S&P 500 Index Fund utilized $1,571,786 of its capital loss carryover available from prior years and thus reduced the balance of the capital loss carryover to zero.

Note 7—emerging markets risks

The Emerging Markets Equity Index Fund holds a large portion of its assets in emerging market securities. Emerging market securities are often subject to greater price volatility, less liquidity and higher rates of inflation and deflation than U.S. securities. In addition, emerging markets may be subject to greater political, economic and social uncertainty, and differing regulatory environments that may potentially impact the Fund’s ability to buy or sell certain securities or repatriate proceeds to U.S. dollars.

Note 8—line of credit

Each of the Funds participates in a $1.5 billion unsecured revolving credit facility that can be used for temporary purposes, including, without limitation, the funding of shareholder redemptions. This facility expired June 2015. A new facility was entered into on June 23, 2015 expiring June 21, 2016. Certain affiliated accounts and mutual funds, each of which is managed by Advisors, or an affiliate of Advisors, also participate in this facility. An annual commitment fee for the credit facility is borne by the participating accounts and mutual funds on a pro rata basis. Interest associated with any borrowing under the facility is charged to the borrowing accounts or mutual funds at a specified rate of interest. The Funds are not liable for borrowings under the facility by other affiliated accounts or mutual funds. For the year ended October 31, 2015, there were no borrowings under this credit facility by the Funds.

Note 9—indemnification

In the normal course of business, each Fund enters into contracts that contain a variety of representations and warranties and that provide general indemnities. A Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund that have not yet occurred. Also, under the Funds’ organizational documents, the trustees and officers of the Funds are indemnified against certain liabilities that may arise out of their duties to the Funds. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be unlikely.

54	2015 Annual Report ■ TIAA-CREF Funds: Equity Index Funds

Report of independent registered public accounting firm

To the Board of Trustees and Shareholders of the TIAA-CREF Funds:

In our opinion, the accompanying statements of assets and liabilities, including the summary portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Equity Index Fund, Large-Cap Growth Index Fund, Large-Cap Value Index Fund, S&P 500 Index Fund, Small-Cap Blend Index Fund, Emerging Markets Equity Index Fund, and International Equity Index Fund (seven of the portfolios constituting the TIAA-CREF Funds; hereafter referred to as the “Funds”) at October 31, 2015, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Baltimore, Maryland
December 17, 2015

TIAA-CREF Funds: Equity Index Funds ■ 2015 Annual Report	55

Trustees and officers (unaudited)

TIAA-CREF Funds  ■  October 31, 2015

Trustees

Name, address and year of birth (“YOB”)	Position(s) held with fund	Term of office and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by trustee	Other directorship(s) held by trustee
Forrest Berkley c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1954	Trustee	Indefinite term. Trustee since 2006.	Retired Partner (since 2006), Partner (1990–2005) and Head of Global Product Management (2003–2005), GMO (formerly, Grantham, Mayo, Van Otterloo & Co.) (investment management); and member of asset allocation portfolio management team, GMO (2003–2005).	85	Director, the Maine Coast Heritage Trust; Investment Committee member, Maine Community Foundation and the Elmina B. Sewall Foundation; and Trustee of the Maine Chapter of the Nature Conservancy.
Nancy A. Eckl c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1962	Trustee	Indefinite term. Trustee since 2007.	Vice President (1990–2006), American Beacon Advisors, Inc., and Vice President of certain funds advised by American Beacon Advisors, Inc.	85	Independent Director, The Lazard Funds, Inc., Lazard Retirement Series, Inc., Lazard Global Total Return and Income Fund, Inc. and Lazard World Dividend & Income Fund, Inc.; and Independent Trustee, Lazard Alternative Emerging Markets 1099 Fund.
Michael A. Forrester c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1967	Trustee	Indefinite term. Trustee since 2007.	Chief Executive Officer (since 2014) and Chief Operating Officer (2007–2014), Copper Rock Capital Partners, LLC; Chief Operating Officer, DDJ Capital Management (2003–2006).	85	Director of Copper Rock Capital Partners, LLC (investment adviser).
Howell E. Jackson c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1954	Chairman of the Board and Trustee	Indefinite term. Trustee since 2005; Chairman for term ending December 31, 2018. Chairman since 2013.	James S. Reid, Jr. Professor of Law (since 2004), Senior Advisor to the President and Provost (2010–2012), Acting Dean (2009), Vice Dean for Budget (2003–2006) and on the faculty (since 1989) of Harvard Law School.	85	Director, D2D Fund.
Nancy L. Jacob* c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1943	Trustee	Indefinite term. Trustee since 1999.	Principal, NL Jacob Consultant (economic and business consultant) (since 2012); President and Founder (2006–2012) of NLJ Advisors, Inc. (investment adviser); President and Managing Principal, Windermere Investment Associates (1997–2006).	85	None
Thomas J. Kenny c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1963	Trustee	Indefinite term. Trustee since 2011.	Partner (2004–2010) and Managing Director (1999–2004), Goldman Sachs Asset Management.	85	Director, Aflac Insurance. Inc., Sansum Clinic and cielo24; Investment committee member, Cottage Health System; Member, University of California at Santa Barbara Arts and Lectures Advisory Council; Trustee and Chairman, Crane Country Day School.
Bridget A. Macaskill c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1948	Trustee	Indefinite term. Trustee since 2003.	Chief Executive Officer (since 2010), President (since 2009) and Chief Operating Officer (2009–2010), First Eagle Investment Management, LLC; Principal, BAM Consulting LLC (2003–2009); Independent Consultant for Merrill Lynch (2003–2009).	85	Director, Arnhold and S. Bleichroeder Holdings; First Eagle Investment Management, LLC; Jupiter Fund Management plc; American Legacy Foundation (Investment Committee); University of Edinburgh (Campaign Board); the North Shore Land Alliance, Prep for Prep; and Close Brothers Group plc.
James M. Poterba c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1958	Trustee	Indefinite term. Trustee since 2006.	President and Chief Executive Officer, National Bureau of Economic Research (“NBER”) (since 2008); Affiliated Faculty Member of the Finance Group at the Alfred P. Sloan School of Management, Massachusetts Institute of Technology (“MIT”) (since 2014); Mitsui Professor of Economics, MIT (since 1996); Head (2006–2008) and Associate Head (1994–2000 and 2001–2006), Economics Department of MIT; and Program Director, NBER (1990–2008).	85	Director, The Alfred P. Sloan Foundation and National Bureau of Economic Research; Member, Congressional Budget Office Panel of Economic Advisers.

56	2015 Annual Report ■ TIAA-CREF Funds: Equity Index Funds

Trustees — concluded

Name, address and year of birth (“YOB”)	Position(s) held with fund	Term of office and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by trustee	Other directorship(s) held by trustee
Maceo K. Sloan c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1949	Trustee	Indefinite term. Trustee since 1999.	Chairman, President and Chief Executive Officer, Sloan Financial Group, Inc. (since 1991); Chairman and Chief Executive Officer (since 1991) and Chief Investment Officer (1991–2013), NCM Capital Management Group, Inc.; Chairman and Chief Executive Officer (since 2003) and Chief Investment Officer (2003–2013), NCM Capital Advisers Inc.; and Chairman, President and Principal Executive Officer, NCM Capital Investment Trust (2007–2012).	85	Director, SCANA Corporation (energy holding company).
Laura T. Starks c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1950	Trustee	Indefinite term. Trustee since 2006.	Associate Dean for Research (since 2011), McCombs School of Business, University of Texas at Austin (“McCombs”), and Director, AIM Investment Center at McCombs (since 2000). Charles E. and Sarah M. Seay Regents Chair in Finance (since 2002) and Professor, University of Texas at Austin (since 1987). Chairman, Department of Finance, University of Texas at Austin (2002–2011).	85	Member of the Board of Governors of the Investment Company Institute, the Governing Council of Independent Directors Council (an association for mutual fund directors); and Investment Advisory Committee, Employees Retirement System of Texas.

*Nancy Jacob is scheduled to retire from the Board on December 8, 2015.

Officers

Name, address and year of birth (“YOB”)	Position(s) held with fund	Term of office and length of time served	Principal occupation(s) during past 5 years
Richard S. Biegen TIAA-CREF 730 Third Avenue New York, NY 10017-3206 YOB: 1962	Chief Compliance Officer	One-year term. Vice President and Chief Compliance Officer since 2008.	Managing Director, Senior Compliance officer of Teachers Insurance and Annuity Association of America (“TIAA”). Chief Compliance Officer of the College Retirement Equities Fund (“CREF”), TIAA Separate Account VA-1, TIAA-CREF Funds, and TIAA-CREF Life Funds (collectively, the “TIAA-CREF Fund Complex”).
Carol W. Deckbar TIAA-CREF 730 Third Avenue New York, NY 10017-3206 YOB: 1962	Executive Vice President	One-year term. Executive Vice President since 2013.	Executive Vice President, Chief Executive Officer of TIAA-CREF Asset Management LLC (“TCAM”) and Executive Vice President of the TIAA-CREF Fund Complex.
Phillip G. Goff TIAA-CREF 730 Third Avenue New York, NY 10017-3206 YOB: 1963	Principal Financial Officer, Principal Accounting Officer and Treasurer	One-year term. Principal Financial Officer, Principal Accounting Officer and Treasurer since 2007.	Senior Vice President, Corporate Controller of TIAA. Treasurer of CREF; Principal Financial Officer, Principal Accounting Officer and Treasurer of the TIAA-CREF Funds and TIAA-CREF Life Funds.
Stephen Gruppo TIAA-CREF 730 Third Avenue New York, NY 10017-3206 YOB: 1959	Executive Vice President	One-year term. Executive Vice President since 2009.	Executive Vice President, Chief Risk Officer of TIAA. Executive Vice President of the TIAA-CREF Fund Complex.
Robert G. Leary TIAA-CREF 730 Third Avenue New York, NY 10017-3206 YOB: 1961	President and Principal Executive Officer	One-year term. President and Principal Executive Officer since 2013.	Executive Vice President and President of Asset Management of TIAA Principal Executive Officer and Executive Vice President of CREF and VA-1. Principal Executive Officer and President of TIAA-CREF Funds and TIAA-CREF Life Funds. Prior to joining TIAA, Mr. Leary served as a Representative, Securities Research, Inc., President and Chief Operating Officer, U.S., ING Americas, Chief Executive Officer, ING Insurance US, and Chairman and Chief Executive Officer, ING Investment Management, Americas.

TIAA-CREF Funds: Equity Index Funds ■ 2015 Annual Report	57

Trustees and officers (unaudited)	concluded

TIAA-CREF Funds ■ October 31, 2015

Officers — concluded

Name, address and year of birth (“YOB”)	Position(s) held with fund	Term of office and length of time served	Principal occupation(s) during past 5 years
J. Keith Morgan TIAA-CREF 730 Third Ave. New York, NY 10017-3206 YOB: 1951	Executive Vice President	One-year term. Executive Vice President since 2015.	Executive Vice President and Chief Legal Officer of TIAA and Executive Vice President of the TIAA-CREF Fund Complex. Prior to joining TIAA, Mr. Morgan served Founder and Chief Executive Officer of Morris Lane Capital LLC (consultant), and as Senior Vice President and General Counsel of General Electric Capital Corporation.
Ronald R. Pressman TIAA-CREF 730 Third Avenue New York, NY 10017-3206 YOB: 1958	Executive Vice President	One-year term. Executive Vice President since 2012.	Executive Vice President and Chief Operating Officer of TIAA, and Executive Vice President of the TIAA-CREF Fund Complex. Prior to joining TIAA, Mr. Pressman served as President and Chief Executive Officer of General Electric Capital Real Estate.
Phillip T. Rollock TIAA-CREF 730 Third Avenue New York, NY 10017-3206 YOB: 1962	Senior Managing Director and Corporate Secretary	One-year term. Senior Managing Director since 2013 and Corporate Secretary since 2012.	Senior Managing Director, Corporate Secretary of TIAA and the TIAA-CREF Fund Complex.
Otha T. Spriggs, III TIAA-CREF 730 Third Avenue New York, NY 10017-3206 YOB: 1951	Executive Vice President	One-year term. Executive Vice President since 2012.	Executive Vice President and Chief Human Resources Officer of TIAA and Executive Vice President of the TIAA-CREF Fund Complex. Prior to joining TIAA, Mr. Spriggs served as Senior Vice President of Human Resources, Boston Scientific; President of Integrated People Solutions; Senior Vice President, Human Resources and various human resources leadership roles, CIGNA Corp.
Edward D. Van Dolsen TIAA-CREF 730 Third Avenue New York, NY 10017-3206 YOB: 1958	Executive Vice President	One-year term. Executive Vice President since 2006.	Executive Vice President, President of Retirement and Individual Financial Services) of TIAA, and Executive Vice President of the TIAA-CREF Fund Complex.
Constance K. Weaver TIAA-CREF 730 Third Avenue New York, NY 10017-3206 YOB: 1952	Executive Vice President	One-year term. Executive Vice President since 2010.	Executive Vice President, Chief Marketing Officer of TIAA and Executive Vice President of the TIAA-CREF Fund Complex. Prior to joining TIAA, Ms. Weaver served as Senior Vice President, The Hartford Financial Services Group, Inc.

Please note that the Funds’ Statement of Additional Information (SAI) includes additional information about the Funds’ trustees and is available, without charge, through our website, tiaa-cref.org, or by calling 800 223-1200.

58	2015 Annual Report ■ TIAA-CREF Funds: Equity Index Funds

Important tax information (unaudited)

For the fiscal year ended October 31, 2015, the TIAA-CREF Funds designate the following distribution amounts (or the maximum amount allowable) as being from Section 1250 gains and net long-term capital gains.

	Section 1250	Long-term
Fund	gains	capital gains	Total
Equity Index	$460,565	$55,157,197	$55,617,762
Large-Cap Growth Index	15,293	32,799,076	32,814,369
Large-Cap Value Index	203,694	50,836,356	51,040,050
S&P 500 Index	—	—	—
Small-Cap Blend Index	121,502	53,594,266	53,715,768
Emerging Markets Equity Index	—	—	—
International Equity Index	—	9,531,688	9,531,688

For the fiscal year ended October 31, 2015, the TIAA-CREF Funds designate the following percentages (or the maximum amount allowable) of ordinary income dividends paid as qualifying for the maximum tax rate of 15% as provided by the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

Fund	Percentage
Equity Index	100.00%
Large-Cap Growth Index	94.63%
Large-Cap Value Index	66.93%
S&P 500 Index	100.00%
Small-Cap Blend Index	53.78%
Emerging Markets Equity Index	55.63%
International Equity Index	56.23%

For the fiscal year ended October 31, 2015, the TIAA-CREF Funds designate the following percentages (or the maximum amount allowable) of ordinary income dividends paid as qualifying for the corporate dividends received deduction.

Fund	Percentage
Equity Index	90.74%
Large-Cap Growth Index	92.77%
Large-Cap Value Index	66.36%
S&P 500 Index	98.27%
Small-Cap Blend Index	39.20%
Emerging Markets Equity Index	0.00%
International Equity Index	0.00%

The Emerging Markets Equity Index and International Equity Index Funds received income from foreign sources during the year ended October 31, 2015 of $28,549,921 ($0.22100 per share), and $138,773,269 ($0.38410 per share) respectively, and paid taxes to foreign countries during the year ended October 31, 2015 of $3,412,534 ($0.02642 per share), and $7,331,617 ($0.02029 per share), respectively.

The information and distributions reported herein may differ from the information and distributions reported to shareholders for the calendar year ending December 31, 2015, which will be reported in conjunction with your 2015 Form 1099-DIV.

By early 2016, shareholders should receive their Form 1099-DIV and a tax information letter from the Funds. For your specific situation, we recommend that you consult a professional tax advisor.

TIAA-CREF Funds: Equity Index Funds ■ 2015 Annual Report	59

Additional information about index providers (unaudited)

Russell Indexes

The Russell 2000® Index, the Russell 3000® Index, the Russell 1000® Value Index, and the Russell 1000 Growth Index are trademarks/service marks of the Russell Investment Group. The Russell Investment Group is the owner of the copyrights relating to the Russell Indexes and is the source and owner of the data contained or reflected in the performance values relating to the Russell Indexes. The funds are not promoted by, nor in any way affiliated with, the Russell Investment Group. The Russell Investment Group is not responsible for and has not reviewed the funds nor any associated literature or publications and the Russell Investment Group makes no representation or warranty, express or implied, as to their accuracy, or completeness.

Russell reserves the right, at any time and without notice, to alter, amend, terminate or in any way change the Russell Indexes. Russell has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating any of the Russell Indexes.

Russell’s publication of the Russell Indexes in no way suggests or implies an opinion by Russell as to the attractiveness or appropriateness of investment in any or all securities upon which the Russell Indexes are based. RUSSELL MAKES NO REPRESENTATION, WARRANTY OR GUARANTEE REGARDING THE USE OR THE RESULTS OF THE USE OF THE RUSSELL INDEXES OR ANY DATA INCLUDED THEREIN, OR ANY SECURITIES (OR COMBINATION THEREOF) COMPRISING THE RUSSELL INDEXES. RUSSELL MAKES NO OTHER EXPRESS OR IMPLIED WARRANTY, AND EXPRESSLY DISCLAIMS ANY WARRANTY, OF ANY KIND, INCLUDING WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE RUSSELL INDEX(ES) OR ANY DATA OR ANY SECURITY (OR COMBINATION THEREOF) INCLUDED THEREIN.

Standard & Poor’s Index

The S&P 500® Index is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by the TIAA-CREF S&P 500 Index Fund. The fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the TIAA-CREF S&P 500 Index Fund.

MSCI Indexes

The funds are not sponsored, endorsed, sold or promoted by MSCI Inc. (“MSCI”), any of its affiliates, any of its information providers or any other third party involved in, or related to, compiling, computing or creating any MSCI index (collectively, the “MSCI Parties”). The MSCI indexes are the exclusive property of MSCI. MSCI and the MSCI index names are service marks of MSCI or its affiliates and have been licensed for use for certain purposes by Teachers Advisors, Inc. None of the MSCI parties makes any representation or warranty, express or implied, to the issuer or owners of these funds or any other person or entity regarding the advisability of investing in funds generally or in these funds particularly or the ability of any MSCI index to track corresponding stock market performance. MSCI or its affiliates are the licensors of certain trademarks, service marks and trade names and of the MSCI indexes which are determined, composed and calculated by MSCI without regard to these funds or the issuer or owners of these funds or any other person or entity. None of the MSCI parties has any obligation to take the needs of the issuer or owners of these funds or any other person or entity into consideration in determining, composing or calculating the MSCI indexes. None of the MSCI parties is responsible for, or has participated in, the determination of the timing of, prices at, or quantities of these funds to be issued or in the determination or calculation of the equation by or the consideration into which these funds is redeemable. Further, none of the MSCI parties has any obligation or liability to the issuer or owners of these funds or any other person or entity in connection with the administration, marketing or offering of these funds.

ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES THAT MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER OF THESE FUNDS, OWNERS OF THESE FUNDS, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARTIES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO EACH MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

No purchaser, seller or holder of these securities, products or funds, or any other person or entity, should use or refer to any MSCI trade name, trademark or service mark to sponsor, endorse, market or promote these securities without first contacting MSCI to determine whether MSCI’s permission is required. Under no circumstances may any person or entity claim any affiliation with MSCI without the prior written permission of MSCI.

60	2015 Annual Report ■ TIAA-CREF Funds: Equity Index Funds

How to reach us

TIAA-CREF website

tiaa-cref.org

24 hours a day, 7 days a week

Automated telephone service

800 842-2252

24 hours a day, 7 days a week

For the hearing- or speech-impaired

800 842-2755

8 a.m. to 10 p.m. (ET), Monday–Friday

9 a.m. to 6 p.m. (ET), Saturday

You should carefully consider the investment objectives, risks, charges and expenses of any fund before investing. For a prospectus that contains this and other information, please visit tiaa-cref.org, or call 800 842-2252 for the Institutional, Premier and Retirement classes or 800 223-1200 for the Retail Class. Please read the prospectus carefully before investing. Investment, insurance and annuity products are not FDIC insured, are not bank guaranteed, are not bank deposits, are not insured by any federal government agency, are not a condition to any banking service or activity, and may lose value.

TIAA-CREF Individual & Institutional Services, LLC, Teachers Personal Investors Services, Inc., and Nuveen Securities, LLC, Members FINRA and SIPC, distribute securities products.

©2015 Teachers Insurance and Annuity Association of America—College Retirement Equities Fund (TIAA-CREF), 730 Third Avenue, New York, NY 10017-3206.

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2015 Annual Report

TIAA-CREF Emerging
Markets Debt Fund

of the TIAA-CREF Funds

October 31, 2015

Understanding your fund report

This annual report contains information about the Emerging Markets Debt Fund and describes the fund’s results for the twelve months ended October 31, 2015. This report contains three main sections:

•	The fund performance section compares the fund’s investment returns with those of its benchmark index.
•	The summary portfolio of investments lists the issuers, industries and types of securities in which the Emerging Markets Debt Fund had investments as of October 31, 2015.
•	The financial statements provide detailed information about the operations and financial condition of the fund.

The views and opinions expressed in this report are through the end of the period, as stated on the cover of this report. They are subject to change at any time based on a variety of factors. As such, they are not guarantees of future performance or investment results and should not be taken as investment advice. The risks of investing in the TIAA-CREF Emerging Markets Debt Fund are noted in the fund’s latest prospectus.

As always, you should carefully consider the investment objectives, risks, charges and expenses of any fund before investing. For a prospectus that contains this and other important information, please visit our website at tiaa-cref.org, or call 800 842-2252 for the Institutional, Premier and Retirement classes or 800 223-1200 for the Retail Class. We urge you to read the prospectus carefully before investing.

2	2015 Annual Report ■ TIAA-CREF Emerging Markets Debt Fund

Information for investors

Portfolio holdings

Securities and Exchange Commission (SEC) rules allow investment companies to list the top holdings of each fund in their annual and semiannual reports, instead of providing complete portfolio listings. The TIAA-CREF Funds also file complete portfolio listings with the SEC, and they are available to the public.

The summary portfolio of investments for the Emerging Markets Debt Fund begins on page 9 of this report. You can obtain a complete list of the holdings of the Emerging Markets Debt Fund (Schedule of Investments) as of the most recently completed fiscal quarter in the following ways:

•	By visiting our website at tiaa-cref.org; or
•	By calling us at 800 842-2252 to request a copy, which will be provided free of charge.

You can also obtain a complete list of the Emerging Markets Debt Fund’s portfolio holdings as of the most recently completed fiscal quarter, and for prior quarter-ends, from our SEC Form N-CSR and Form N-Q filings. Form N-CSR filings are as of October 31 or April 30; Form N-Q filings are as of January 31 or July 31. Copies of these forms are available:

•	Through the Electronic Data Gathering and Retrieval System (EDGAR) on the SEC’s website at www.sec.gov; or
•	From the SEC’s Office of Investor Education and Advocacy.
(Call 202 551-8090 for more information.)

Proxy voting

In certain market conditions, the investment portfolio of a fixed-income fund may include shares of common or preferred stock. If that should occur, TIAA-CREF Funds’ ownership of stock would give it the right to vote on proxy issues of companies in which it invests. A description of our proxy voting policies and procedures can be found on our website at tiaa-cref.org or on the SEC’s website at www.sec.gov. You can also call us at 800 842-2252 to request a free copy. A report of how the funds voted during the most recently completed twelve-month period ended June 30 can be found on our website or on Form N-PX at www.sec.gov.

Contacting TIAA-CREF

There are three easy ways to contact us: by email, using the Contact Us link at the top of our home page; by mail at TIAA-CREF, 730 Third Avenue, New York, NY 10017-3206; or by phone at 800 842-2252.

Fund management

The Emerging Markets Debt Fund is managed by a portfolio management team of Teachers Advisors, Inc. The members of this team are responsible for the day-to-day investment management of the fund.

TIAA-CREF Emerging Markets Debt Fund ■ 2015 Annual Report	3

Important information about expenses

All shareholders of the TIAA-CREF Funds incur ongoing costs, including management fees and other fund expenses. They may also incur transactional costs for redemptions or account maintenance fees.

The expense example that appears in the table on page 5 is intended to help you understand your ongoing costs only (in U.S. dollars) and does not reflect transactional costs or the costs incurred by the fund for buying and selling securities. The example is designed to help you compare these ongoing costs with the ongoing costs of investing in other mutual funds.

The expenses shown do not include redemption fees or account maintenance fees, which may or may not be applicable, as described in the prospectus. If such fees were included, your total costs for investing in the fund would be higher. Note also that shareholders of the TIAA-CREF Funds do not incur a sales charge for purchases, reinvested dividends or other distributions.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (May 1, 2015–October 31, 2015).

Actual expenses

The first line of the two lines listed for each share class in the table uses the class’s actual expenses and its actual rate of return. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the six-month period.

Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses paid during period” to estimate the expenses you paid during the six-month period.

Hypothetical example for comparison purposes

The second line in each share class’s entry shows hypothetical account values and expenses based on the share class’s actual expense ratio for the six-month period and an assumed 5% per year rate of return before expenses. This was not the share class’s actual return.

This hypothetical example cannot be used to estimate the actual expenses you paid for the period but rather allows you to compare the ongoing costs of investing in the fund with the costs of other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.

4	2015 Annual Report ■ TIAA-CREF Emerging Markets Debt Fund

Expense example

Six months ended October 31, 2015

Emerging Markets Debt Fund	Beginning account value (5/1/15)	Ending account value (10/31/15)	Expenses paid during period* (5/1/15– 10/31/15)
Institutional Class
Actual return	$1,000.00	$ 968.09	$3.27
5% annual hypothetical return	1,000.00	1,021.88	3.36
Premier Class
Actual return	1,000.00	966.34	4.01
5% annual hypothetical return	1,000.00	1,021.12	4.13
Retirement Class
Actual return	1,000.00	965.93	4.51
5% annual hypothetical return	1,000.00	1,020.62	4.63
Retail Class
Actual return	1,000.00	965.65	4.66
5% annual hypothetical return	1,000.00	1,020.47	4.79

*	“Expenses paid during period” is based on the fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/365. There were 184 days in the six months ended October 31, 2015. The fund’s annualized six-month expense ratio for that period was 0.66% for the Institutional Class, 0.81% for the Premier Class, 0.91% for the Retirement Class and 0.94% for the Retail Class. The expense charges of one or more of the fund’s share classes may at times reflect a reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without any such reimbursement, the expenses of the affected share classes would be higher and the fund’s performance lower.

About the fund’s benchmark

The JP Morgan Emerging Markets Bond Index Global Diversified (EMBI-GD Index) is an unmanaged, market-capitalization weighted, total-return index tracking the traded market for U.S.-dollar-denominated Brady bonds, Eurobonds, traded loans, and local market debt instruments issued by sovereign and quasi-sovereign entities. The index limits the weights of those index countries with larger debt stocks by only including a specified portion of these countries’ eligible current face amounts of debt outstanding. For additional details about the benchmark index, please see the fund’s prospectus.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

The JP Morgan Emerging Markets Bond Index Global Diversified (EMBI-GD Index) is a trademark and service mark of J.P. Morgan. TIAA-CREF products are not promoted or sponsored by, or affiliated with, J.P. Morgan. Information has been obtained from sources believed to be reliable but J.P. Morgan does not guarantee its completeness or accuracy. The EMBI-GD Index is used with permission. The EMBI-GD Index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2015, J.P. Morgan Chase & Co. All rights reserved.

TIAA-CREF Emerging Markets Debt Fund ■ 2015 Annual Report	5

Emerging Markets Debt Fund

Performance for the twelve months ended October 31, 2015

The Emerging Markets Debt Fund returned –3.15% for the Institutional Class, compared with the 0.39% return of its benchmark, the JP Morgan Emerging Markets Bond Index (EMBI) Global Diversified (“JP Morgan index”). The table on the following page shows returns for all share classes of the fund.

Emerging markets debt securities see subdued performance

The twelve-month period was characterized by volatility, but a rally in the final month left the JP Morgan index slightly positive at period-end. Poor performance during December 2014—stemming from a sharp drop in oil/commodity prices and investor outflows—was offset by stronger performance from January 2015 through the end of April.

The second half of the period saw renewed volatility, with a decline of 3.24% in the JP Morgan index from June 1 through the end of September. The primary drivers of this decline were rising volatility in the core G-3 rates markets, the Greek credit crisis, a sharp correction in the Chinese stock market, dropping manufacturing activity in China, an unexpected announcement by the People’s Bank of China that the yuan would trade more freely and continued declines in commodity prices. However, in October the JP Morgan index rallied, climbing 2.74%.

Fund’s performance trails that of its benchmark

During the period, the fund’s return lagged that of its benchmark. The most significant factor hindering the fund’s relative performance came from an overweight in Brazil, which saw steep declines in the value of its debt. The fund’s relative returns were especially hurt by corporate security selections and local currency declines in Brazil. The asset allocation to local currency was a detractor as emerging market currencies deteriorated significantly over the past year. On an unhedged basis, the benchmark’s total return was –17.5%. The sovereign local currency selections outperformed this benchmark substantially, but were still detractors since the benchmark is denominated in U.S. dollars. Other high-yield corporate selections also detracted from the fund’s return. An underweight in Argentina, which performed strongly during the year despite a continued block by hold-out creditors, also hurt performance.

These factors were partially offset by the fund’s successful allocations and selections in several countries. Chief among them were corporate positions in India, in which the fund was overweight compared to the benchmark. Other positive contributions came from Mexican corporate selections, nonbenchmark corporate selections in Israel and an allocation to Turkish corporates. Within sovereigns, the fund’s allocation to Colombia also aided fund performance.

6	2015 Annual Report ■ TIAA-CREF Emerging Markets Debt Fund

Emerging Markets Debt Fund

Performance as of October 31, 2015

		Total return	Average annual total return
Emerging Markets Debt Fund*	Inception date	1 year	since inception
Institutional Class	9/26/2014	–3.15%	–2.52%
Premier Class	9/26/2014	–3.44	–2.79
Retirement Class	9/26/2014	–3.51	–2.85
Retail Class	9/26/2014	–3.59	–2.93
JP Morgan Emerging Markets Bond Index Global Diversified	—	0.39	1.33	†

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit tiaa-cref.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance may be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*	Prior to October 19, 2015, shares held 60 calendar days or less may have been subject to a redemption fee of 2%. Please see the prospectus for details. The redemption fee will not apply to transactions in fund shares on or after October 19, 2015.
†	Performance is calculated from the inception date of the Institutional Class.

$10,000 invested at fund’s inception

Institutional Class (inception September 26, 2014)

For the purpose of comparison, the graph also shows the change in the value of the fund’s benchmark during the same period. The performance of the other share classes varies due to differences in expense charges.

TIAA-CREF Emerging Markets Debt Fund ■ 2015 Annual Report	7

Emerging Markets Debt Fund

Portfolio composition
% of net assets
as of 10/31/2015
Foreign government securities	51.4
Corporate bonds	45.4
Short-term investments, other assets & liabilities, net	3.2
Total	100.0

Holdings by country
% of portfolio investments
as of 10/31/2015
Mexico	7.7
Turkey	7.1
Brazil	6.1
South Africa	5.6
Russia	5.2
Colombia	3.7
Indonesia	3.7
Peru	3.5
43 other nations	57.4
Total	100.0
Holdings by maturity
% of fixed-income investments
(excluding short-term investments)
as of 10/31/2015
Less than 1 year	1.1
1–3 years	4.7
3–5 years	12.9
5–10 years	54.2
Over 10 years	27.1
Total	100.0

Holdings by credit quality*
% of fixed-income investments
(excluding short-term investments)
as of 10/31/2015
Aaa/AAA	0.7
Aa/AA	1.3
A/A	8.2
Baa/BBB	39.1
Ba/BB	30.8
B/B	12.9
Below B/B	3.1
Non-rated	3.9
Total	100.0

*	Credit quality ratings are based on the J.P. Morgan methodology, which uses the higher of the Moody’s and Standard & Poor’s ratings agencies. These ratings are subject to change without notice.

8	2015 Annual Report ■ TIAA-CREF Emerging Markets Debt Fund

Summary portfolio of investments

Emerging Markets Debt Fund  ■  October 31, 2015

					% of net
Principal		Issuer		Value	assets
BONDS

CORPORATE BONDS
BRAZIL
$1,800,000	g	Klabin Finance S.A.	5.250%, 07/16/24	$1,616,400	0.8%
		Other		5,969,016	2.8
				7,585,416	3.6
CHILE
2,800,000	g	Corp Nacional del Cobre de Chile-CODELCO	3.000%–4.875%, 07/17/22–11/04/44	2,643,718	1.2
		Other		4,125,295	2.1
				6,769,013	3.3
CHINA				4,587,098	2.2
COLOMBIA
1,940,000		Bancolombia S.A.	5.950%, 06/03/21	2,104,900	1.0
2,400,000		Ecopetrol S.A.	4.125%–5.875%, 01/16/25–05/28/45	2,123,036	1.0
		Other		1,779,000	0.9
				6,006,936	2.9
CROATIA
1,450,000	g	Hrvatska Elektroprivreda	5.875%, 10/23/22	1,461,092	0.7
				1,461,092	0.7
GUATEMALA				1,027,000	0.5
INDIA
1,775,000	g	Adani Ports & Special Economic Zone Ltd	3.500%, 07/29/20	1,761,261	0.8
1,500,000	g	Bharti Airtel Ltd	4.375%, 06/10/25	1,509,804	0.7
1,300,000	g	Reliance Holdings USA	5.400%, 02/14/22	1,425,843	0.7
		Other		1,060,808	0.5
				5,757,716	2.7
INDONESIA				3,861,469	1.7
ISRAEL				1,038,100	0.5
KAZAKHSTAN
3,100,000	g	KazMunayGas National Co JSC	5.750%, 04/30/43	2,386,231	1.1
		Other		1,988,584	0.9
				4,374,815	2.0
KOREA, REPUBLIC OF				950,229	0.4
LUXEMBOURG				945,875	0.4
MALAYSIA
3,000,000		1MDB Global Investments Ltd	4.400%, 03/09/23	2,291,895	1.1
				2,291,895	1.1

See notes to financial statements	TIAA-CREF Emerging Markets Debt Fund ■ 2015 Annual Report	9

Summary portfolio of investments	continued

Emerging Markets Debt Fund  ■  October 31, 2015

						% of net
Principal			Issuer		Value	assets
MEXICO
MXN	25,450,000		America Movil SAB de C.V.	6.450%, 12/05/22	$1,496,696	0.7%
	$2,450,000	g,i	BBVA Bancomer S.A.	5.350%–6.750%, 09/30/22–11/12/29	2,596,800	1.2
			Other		10,256,534	4.7
					14,350,030	6.6
MOROCCO
	2,300,000	g	OCP S.A.	4.500%–6.875%, 10/22/25–04/25/44	2,302,845	1.1
					2,302,845	1.1
NIGERIA
	2,300,000	g	Zenith Bank plc	6.250%, 04/22/19	2,109,100	1.0
					2,109,100	1.0
PANAMA					1,089,000	0.5
PERU
	2,000,000	g	Corp Lindley S.A.	4.625%, 04/12/23	1,991,000	0.9
	1,500,000	g	Transportadora de Gas del Peru S.A.	4.250%, 04/30/28	1,428,750	0.7
	1,750,000	g	Union Andina de Cementos SAA	5.875%, 10/30/21	1,752,187	0.8
			Other		1,262,500	0.6
					6,434,437	3.0
RUSSIA					3,686,352	1.6
SOUTH AFRICA
	4,200,000	g	Eskom Holdings SOC Ltd	5.750%, 01/26/21	3,900,918	1.8
	1,750,000	g	Eskom Holdings SOC Ltd	7.125%, 02/11/25	1,623,125	0.7
			Other		1,056,110	0.5
					6,580,153	3.0
SRI LANKA
	1,800,000	g	National Savings Bank	5.150%, 09/10/19	1,728,000	0.8
					1,728,000	0.8
SWITZERLAND					1,210,300	0.6
TRINIDAD AND TOBAGO					849,997	0.4
TURKEY
	1,500,000	g	Akbank TAS	5.125%, 03/31/25	1,429,740	0.6
			Other		5,299,020	2.4
					6,728,760	3.0
UKRAINE					949,080	0.4
UNITED KINGDOM					790,500	0.4
UNITED STATES					960,000	0.5
VENEZUELA					1,103,312	0.5
				TOTAL CORPORATE BONDS
				(Cost $104,510,737)	97,528,520	45.4

10	2015 Annual Report ■ TIAA-CREF Emerging Markets Debt Fund	See notes to financial statements

Summary portfolio of investments	continued

Emerging Markets Debt Fund  ■  October 31, 2015

						% of net
Principal			Issuer		Value	assets
GOVERNMENT BONDS
ANGOLA
	$2,000,000		Republic of Angola Via Northern Lights III BV	7.000%, 08/16/19	$1,945,000	0.9%
					1,945,000	0.9
ARGENTINA
	1,500,000	g	Provincia de Buenos Aires	9.950%, 06/09/21	1,545,000	0.7
					1,545,000	0.7
BRAZIL
	1,746,297	g	Brazil Loan Trust	5.477%, 07/24/23	1,571,667	0.7
	1,900,000		Brazilian Government International Bond	5.000%, 01/27/45	1,425,000	0.7
			Other		2,020,909	0.9
					5,017,576	2.3
COLOMBIA
	1,750,000		Colombia Government International Bond	4.000%, 02/26/24	1,716,750	0.8
					1,716,750	0.8
COSTA RICA
	2,500,000	g	Costa Rica Government International Bond	7.158%, 03/12/45	2,250,000	1.1
					2,250,000	1.1
CROATIA
	1,915,000	g	Croatia Government International Bond	6.375%, 03/24/21	2,061,019	1.0
	2,125,000	g	Croatia Government
			International Bond	5.500%–6.750%, 11/05/19–04/04/23	2,232,110	1.0
					4,293,129	2.0
DOMINICAN REPUBLIC
DOP	65,000,000	g	Dominican Republic International Bond	16.000%, 02/10/17	1,542,977	0.7
	51,725,000	g	Dominican Republic
			International Bond	5.500%–14.000%, 05/12/17–04/30/44	3,676,368	1.7
			Other		330,281	0.2
					5,549,626	2.6
ECUADOR
	$2,200,000	g	Ecuador Government International Bond	10.500%, 03/24/20	1,826,000	0.9
					1,826,000	0.9
EGYPT
	1,625,000	g	Egypt Government International Bond	5.875%, 06/11/25	1,519,375	0.7
					1,519,375	0.7
EL SALVADOR
	2,300,000	g	El Salvador Government International Bond	7.650%, 06/15/35	2,084,375	1.0
					2,084,375	1.0
GABON					1,113,904	0.5
GHANA
	2,200,000	g	Republic of Ghana	8.125%, 01/18/26	1,868,350	0.9
					1,868,350	0.9

See notes to financial statements	TIAA-CREF Emerging Markets Debt Fund ■ 2015 Annual Report	11

Summary portfolio of investments	continued

Emerging Markets Debt Fund  ■  October 31, 2015

						% of net
Principal			Issuer		Value	assets
GREECE					$962,974	0.5%
GUATEMALA
	$2,250,000	g	Guatemala Government Bond	4.875%–5.750%, 06/06/22–02/13/28	2,272,375	1.1
					2,272,375	1.1
HUNGARY
	3,870,000		Hungary Government International Bond	5.750%, 11/22/23	4,358,587	2.0
	1,635,000		Hungary Government International Bond	7.625%, 03/29/41	2,229,551	1.0
					6,588,138	3.0
INDONESIA
	2,355,000	g	Indonesia Government International Bond	3.375%, 04/15/23	2,243,886	1.0
	1,600,000	g	Indonesia Government International Bond	5.125%, 01/15/45	1,500,392	0.7
					3,744,278	1.7
JAMAICA
	2,100,000		Jamaica Government International Bond	7.875%, 07/28/45	2,121,000	1.0
			Other		1,017,500	0.5
					3,138,500	1.5
KAZAKHSTAN					1,870,772	0.9
MEXICO
MXN	32,540,000		Mexican Bonos	6.500%, 06/09/22	2,060,931	1.0
					2,060,931	1.0
MOROCCO
	$1,950,000	g	Morocco Government International Bond	4.250%, 12/11/22	1,963,650	0.9
					1,963,650	0.9
NAMIBIA
	2,225,000	g	Namibia International Bonds	5.250%, 10/29/25	2,202,750	1.0
					2,202,750	1.0
NIGERIA
	2,045,000	g	Nigeria Government International Bond	6.375%, 07/12/23	1,922,300	0.9
					1,922,300	0.9
PAKISTAN
	1,900,000	g	Pakistan Government International Bond	8.250%, 09/30/25	2,028,790	0.9
			Other		1,142,900	0.5
					3,171,690	1.4
PANAMA
	2,000,000		Panama Government International Bond	3.750%, 03/16/25	1,980,000	0.9
					1,980,000	0.9
PARAGUAY					1,926,000	0.9
PERU					904,500	0.4

12	2015 Annual Report ■ TIAA-CREF Emerging Markets Debt Fund	See notes to financial statements

Summary portfolio of investments	continued

Emerging Markets Debt Fund   ■  October 31, 2015

						% of net
Principal			Issuer		Value	assets
PHILIPPINES
PHP	72,000,000		Philippine Government International Bond	6.250%, 01/14/36	$1,707,732	0.8%
					1,707,732	0.8
REPUBLIC OF SERBIA
	$1,875,000	g	Republic of Serbia	5.875%, 12/03/18	1,990,537	0.9
			Other		1,057,182	0.5
					3,047,719	1.4
RUSSIA
	4,570,000	g	Russian Foreign Bond – Eurobond	4.875%, 09/16/23	4,724,009	2.2
	2,120,425	g,i	Russian Foreign
			Bond – Eurobond	5.000%–7.500%, 04/29/20–03/31/30	2,370,026	1.1
					7,094,035	3.3
SLOVENIA
	1,475,000	g	Slovenia Government International Bond	5.500%, 10/26/22	1,669,196	0.8
					1,669,196	0.8
SOUTH AFRICA
	3,640,000		South Africa Government
			International Bond	4.665%–6.250%, 03/09/20–07/24/44	3,821,419	1.8
			Other		1,175,056	0.5
					4,996,475	2.3
SRI LANKA
	1,850,000	g	Sri Lanka Government International Bond	6.850%, 11/03/25	1,838,438	0.9
					1,838,438	0.9
SUPRANATIONAL					1,333,035	0.6
TUNISIA
	1,900,000	g	Banque Centrale de Tunisie S.A.	5.750%, 01/30/25	1,781,554	0.8
			Other		1,404,900	0.7
					3,186,454	1.5
TURKEY
	1,360,000		Turkey Government International Bond	5.625%, 03/30/21	1,462,000	0.7
	3,485,000		Turkey Government
			International Bond	5.125%–8.000%, 04/03/18–02/14/34	3,907,119	1.8
			Other		2,755,403	1.3
					8,124,522	3.8
UKRAINE
	2,600,000	g	Ukraine Government International Bond	9.250%, 07/24/17	2,034,500	0.9
					2,034,500	0.9
URUGUAY
	2,550,000		Uruguay Government International Bond	4.375%, 10/27/27	2,530,875	1.2
	2,200,000		Uruguay Government International Bond	5.100%, 06/18/50	1,974,500	0.9
					4,505,375	2.1

See notes to financial statements	TIAA-CREF Emerging Markets Debt Fund ■ 2015 Annual Report	13

Summary portfolio of investments	concluded

Emerging Markets Debt Fund   ■  October 31, 2015

				% of net
Principal	Issuer		Value	assets
VENEZUELA
$5,055,000	Venezuela Government
	International Bond	5.750%–11.750%, 02/26/16–05/07/28	$2,331,350	1.1%
			2,331,350	1.1
VIETNAM			1,300,640	0.6
ZAMBIA			1,829,625	0.8
		TOTAL GOVERNMENT BONDS
		(Cost $115,267,857)	110,437,039	51.4
		TOTAL BONDS
		(Cost $219,778,594)	207,965,559	96.8

		TOTAL PORTFOLIO
		(Cost $219,778,594)	207,965,559	96.8
		OTHER ASSETS & LIABILITIES, NET	6,894,785	3.2
		NET ASSETS	$214,860,344	100.0%

Abbreviation(s):

DOP Dominican Peso

MXN Mexican Peso

PHP Philippine Peso

g	Security is exempt from registration under Rule 144(A) of the Securities Act of 1933. Such securities are deemed liquid and may be resold in transactions exempt from registration to qualified institutional buyers. At 10/31/2015, the aggregate value of these securities, including those in “Other,” amounted to $147,865,236 or 68.8% of net assets.
i	Floating or variable rate security. Coupon rate reflects the rate at period end.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent less than 1% or less of net assets.

For ease of presentation, a number of classification categories have been grouped together in the Summary Portfolio of Investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

14	2015 Annual Report ■ TIAA-CREF Emerging Markets Debt Fund	See notes to financial statements

Summary of market values by sector

Emerging Markets Debt Fund  ■  October 31, 2015

		% of net
Sector	Value	assets
GOVERNMENT	$111,588,764	51.9%
FINANCIALS	22,183,748	10.3
UTILITIES	20,952,498	9.8
MATERIALS	15,841,451	7.4
ENERGY	13,478,775	6.3
TELECOMMUNICATION SERVICES	8,196,811	3.8
CONSUMER STAPLES	5,208,906	2.4
INFORMATION TECHNOLOGY	4,408,716	2.1
CONSUMER DISCRETIONARY	3,247,811	1.5
INDUSTRIALS	2,858,079	1.3
OTHER ASSETS & LIABILITIES, NET	6,894,785	3.2
NET ASSETS	$214,860,344	100.0%

See notes to financial statements	TIAA-CREF Emerging Markets Debt Fund ■ 2015 Annual Report	15

Statement of assets and liabilities

Emerging Markets Debt Fund  ■  October 31, 2015

ASSETS
Portfolio investments, at value†	$207,965,559
Cash	2,767,685
Cash – foreign^	2,162,027
Receivable from securities transactions	6,040,596
Receivable from Fund shares sold	5,564,801
Dividends and interest receivable	2,978,729
Other	1,599
Total assets	227,480,996
LIABILITIES
Management fees payable	13,040
Service agreement fee payable	63
Distribution fee payable	385
Due to affiliates	4,883
Payable for securities transactions	4,561,272
Payable for Fund shares redeemed	8,000,000
Payable for trustee compensation	2,259
Accrued expenses and other payables	38,750
Total liabilities	12,620,652
NET ASSETS	$214,860,344
NET ASSETS CONSIST OF:
Paid-in-capital	$227,368,080
Undistributed net investment income (loss)	1,268,269
Accumulated net realized gain (loss) on total investments	(1,953,213)
Net unrealized appreciation (depreciation) on total investments	(11,822,792)
NET ASSETS	$214,860,344
INSTITUTIONAL CLASS:
Net assets	$210,294,862
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	22,476,934
Net asset value per share	$9.36
PREMIER CLASS:
Net assets	$956,844
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	102,284
Net asset value per share	$9.35
RETIREMENT CLASS:
Net assets	$2,351,375
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	251,422
Net asset value per share	$9.35
RETAIL CLASS:
Net assets	$1,257,263
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	134,425
Net asset value per share	$9.35
† Portfolio investments, cost	$219,778,594
^ Foreign cash, cost	$2,162,028

16	2015 Annual Report ■ TIAA-CREF Emerging Markets Debt Fund	See notes to financial statements

Statement of operations

Emerging Markets Debt Fund  ■  For the year ended October 31, 2015

INVESTMENT INCOME
Interest*	$12,311,731
Total income	12,311,731
EXPENSES
Management fees	1,128,636
Shareholder servicing – Institutional Class	1,317
Shareholder servicing – Premier Class	553
Shareholder servicing – Retirement Class	5,227
Shareholder servicing – Retail Class	720
Distribution fees – Premier Class	1,467
Distribution fees – Retail Class	2,969
Administrative service fees	9,420
Professional fees	71,014
Trustees’ fees and expenses	1,965
Other expenses	133,765
Total expenses	1,357,053
Less: Expenses reimbursed by the investment adviser	(8,469)
Net expenses	1,348,584
Net Investment income (loss)	10,963,147
NET REALIZED AND UNREALIZED GAIN (LOSS) ON TOTAL INVESTMENTS
Realized gain (loss):
Portfolio investments	(1,878,801)
Foreign currency transactions	(1,635,195)
Net realized gain (loss) on total investments	(3,513,996)
Change in unrealized appreciation (depreciation) on:
Portfolio investments	(11,816,960)
Translation of assets (other than portfolio investments) and liabilities denominated in foreign currencies	(8,297)
Net change in unrealized appreciation (depreciation) on total investments	(11,825,257)
Net realized and unrealized gain (loss) on total investments	$(15,339,253)
Net increase (decrease) in net assets from operations	$(4,376,106)
* Net of foreign withholding taxes of unaffiliated issuers	$12,611

See notes to financial statements	TIAA-CREF Emerging Markets Debt Fund ■ 2015 Annual Report	17

Statements of changes in net assets

Emerging Markets Debt Fund  ■  For the period or year ended

		October 31, 2015	October 31, 2014*
OPERATIONS
Net investment income (loss)		$10,963,147	$103,729
Net realized gain (loss) on total investments		(3,513,996)	4,880
Net change in unrealized appreciation (depreciation) on total investments		(11,825,257)	2,464
Net increase (decrease) in net assets from operations		(4,376,106)	111,073
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:	Institutional Class	(8,103,477)	—
	Premier Class	(34,818)	—
	Retirement Class	(68,959)	—
	Retail Class	(41,319)	—
Total distributions		(8,248,573)	—
SHAREHOLDER TRANSACTIONS
Subscriptions:	Institutional Class	209,868,388	53,274,188
	Premier Class	—	1,000,000
	Retirement Class	1,486,120	1,214,080
	Retail Class	261,578	1,110,000
Reinvestments of distributions:	Institutional Class	530,552	—
	Premier Class	22,031	—
	Retirement Class	56,400	—
	Retail Class	28,670	—
Redemptions:	Institutional Class	(41,137,878)	—
	Premier Class	—	—
	Retirement Class	(277,779)	(1,222)
	Retail Class	(61,178)	—
Net increase (decrease) from shareholder transactions		170,776,904	56,597,046
Net increase (decrease) in net assets		158,152,225	56,708,119
NET ASSETS
Beginning of period		56,708,119	—
End of period		$214,860,344	$56,708,119
Undistributed net investment income (loss) included in net assets		$1,268,269	$109,124

18	2015 Annual Report ■ TIAA-CREF Emerging Markets Debt Fund	See notes to financial statements

Statements of changes in net assets	concluded

Emerging Markets Debt Fund  ■  For the period or year ended

		October 31, 2015	October 31, 2014*
CHANGE IN FUND SHARES
Shares sold:	Institutional Class	21,436,059	5,313,737
	Premier Class	—	100,000
	Retirement Class	153,249	121,472
	Retail Class	26,767	111,019
Shares reinvested:	Institutional Class	55,058	—
	Premier Class	2,284	—
	Retirement Class	5,954	—
	Retail Class	2,996	—
Shares redeemed:	Institutional Class	(4,327,920)	—
	Premier Class	—	—
	Retirement Class	(29,131)	(122)
	Retail Class	(6,357)	—
Net increase (decrease) from shareholder transactions		17,318,959	5,646,106

*  For the period September 26, 2014 to October 31, 2014

See notes to financial statements	TIAA-CREF Emerging Markets Debt Fund ■ 2015 Annual Report	19

Financial highlights

Emerging Markets Debt Fund

			Selected per share data										Ratios and supplemental data
				Gain (loss) from investment operations
					Net realized									Ratios to average net assets
	For the		Net asset	Net	& unrealized	Total gain	Less distributions from		Total	Net asset			Net assets					Net
	period		value,	investment	gain (loss)	(loss) from	Net	Net	dividends	value,			at end of					investment		Portfolio
	or year		beginning	income	on total	investment	investment	realized	and	end of	Total		period (in	Gross		Net		income		turnover
	ended		of period	(loss)[a]	investments	operations	income	gains	distributions	period	return		thousands)	expense		expense		(loss)		rate
Institutional Class:	10/31/15		$10.04	$0.51	$(0.83)	$(0.32)	$(0.36)	$—	$(0.36)	$ 9.36	(3.15)%		$210,295	0.66%		0.65%		5.35%		115%
	10/31/14	*	10.00	0.04	0.00 [d]	0.04	—	—	—	10.04	0.40	[b]	53,371	8.89	[c]	0.65	[c]	4.07	[c]	3	[b]
Premier Class:	10/31/15		10.04	0.49	(0.84)	(0.35)	(0.34)	—	(0.34)	9.35	(3.44)		957	0.86		0.80		5.09		115
	10/31/14	*	10.00	0.04	0.00 [d]	0.04	—	—	—	10.04	0.40	[b]	1,004	10.26	[c]	0.80	[c]	3.70	[c]	3	[b]
Retirement Class:	10/31/15		10.04	0.49	(0.84)	(0.35)	(0.34)	—	(0.34)	9.35	(3.51)		2,351	0.94		0.90		5.09		115
	10/31/14	*	10.00	0.04	0.00 [d]	0.04	—	—	—	10.04	0.40	[b]	1,218	10.22	[c]	0.90	[c]	3.70	[c]	3	[b]
Retail Class:	10/31/15		10.04	0.48	(0.84)	(0.36)	(0.33)	—	(0.33)	9.35	(3.59)		1,257	0.97		0.97		4.96		115
	10/31/14	*	10.00	0.03	0.01	0.04	—	—	—	10.04	0.40	[b]	1,114	10.33	[c]	1.00	[c]	3.53	[c]	3	[b]

[a]	Based on average shares outstanding.
[b]	The percentages shown for this period are not annualized.
[c]	The percentages shown for this period are annualized.
[d]	Amount represents less than $0.01 per share.
*	The Fund commenced operations on September 26, 2014.

20	2015 Annual Report ■ TIAA-CREF Emerging Markets Debt Fund	See notes to financial statements	See notes to financial statements	TIAA-CREF Emerging Markets Debt Fund ■ 2015 Annual Report	21

Notes to financial statements

Emerging Markets Debt Fund

Note 1—organization and significant accounting policies

The TIAA-CREF Emerging Markets Debt Fund (the “Fund”) is one of the investment portfolios of the TIAA-CREF Funds (the “Trust”), a Delaware statutory trust that is registered with the Securities and Exchange Commission (“Commission”) under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company.

The Fund offers its shares, without a sales load, through its principal underwriter, Teachers Personal Investors Services, Inc. (“TPIS”), which is a wholly owned indirect subsidiary of Teachers Insurance and Annuity Association of America (“TIAA”). Teachers Advisors, Inc. (“Advisors”), a wholly owned indirect subsidiary of TIAA, is registered with the Commission as an investment adviser and provides investment management services for the Fund. The Fund offers four share classes: Institutional, Premier, Retirement and Retail Classes of shares. Each class differs by the allocation of class-specific expenses and voting rights in matters affecting a single class.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. The Fund is an investment company and follows the accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services—Investment Companies. The Net Asset Value (“NAV”) for financial reporting purposes may differ from the NAV for processing transactions. The NAV for financial reporting purposes includes security and shareholder transactions through the date of the report. Total return is computed based on the NAV used for processing transactions. The following is a summary of the significant accounting policies consistently followed by the Fund.

Security valuation: The Fund’s investments in securities are recorded at their estimated fair value as described in the valuation of investments note to the financial statements.

Investments and investment income: Securities transactions are accounted for as of the trade date for financial reporting purposes. Interest income is recorded as earned and includes accretion of discounts and amortization of premiums using the effective yield method. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as possible after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Realized gains and losses on securities transactions are based upon the specific identification method. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments and/or as a realized gain.

Income, expenses, realized gains and losses and unrealized appreciation and depreciation of the Fund are allocated on a pro rata basis to each class of shares, except for service agreement fees, distribution fees and transfer agency fees and expenses, which are unique to each class of shares. Most expenses of the Trust can be

22	2015 Annual Report ■ TIAA-CREF Emerging Markets Debt Fund

directly attributed to a fund. Expenses that cannot be directly attributed are allocated to each fund in the Trust based upon the average net assets of each fund.

Foreign currency transactions and translation: Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day using exchange rates obtained from an independent third party. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Distributions to shareholders: Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

Income taxes: The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (“Code”) and will not be subject to income taxes to the extent that it distributes all taxable income each year and complies with various other Code requirements. The Fund files income tax returns in U.S. federal and applicable state and local jurisdictions. The Fund’s federal income tax returns are generally subject to examination for a period of three fiscal years after filed. State and local tax returns may be subject to examination for an additional period of time depending on the jurisdiction. Management has analyzed the Fund’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended October 31, 2015, permanent book and tax differences resulting primarily from differing treatments for foreign currency transactions, certain foreign taxes paid, nondeductible 12b-1 fees, and bond bifurcation, were identified and reclassified among the components of the Fund’s net assets. Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by these reclassifications.

Foreign taxes: The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon the current interpretation of tax rules and regulations that exist in the markets in which the Fund invests.

Trustee compensation: The Fund pays the members of the Board of Trustees (“Board”), all of whom are independent, certain remuneration for their services, plus travel and other expenses. Trustees may elect to participate in a deferred compensation plan and defer all or a portion of their compensation. In addition, trustees participate in a long-term compensation plan. Amounts deferred are retained by the Fund until paid.

TIAA-CREF Emerging Markets Debt Fund ■ 2015 Annual Report	23

Notes to financial statements

Amounts payable to the trustees for compensation are included in the accompanying Statement of Assets and Liabilities. Trustees’ fees, including any deferred and long-term compensation incurred, are reflected in the Statement of Operations.

New accounting pronouncements: In May 2015, the FASB issued Accounting Standards Update No. 2015-07 Fair Value Measurement (Topic 820) Disclosures in Certain Entities That Calculate Net Asset Value per Share (the “ASU”). The ASU removes the requirement to categorize within the fair value hierarchy all investments for which the fair value is measured using the net asset value per share practical expedient. The ASU also removes the requirement to make certain disclosures for investments that are eligible to be measured at fair value using the net asset value per share practical expedient. The ASU is effective for public business entities for fiscal years beginning after December 15, 2015, and for interim periods within those fiscal years. The Fund early adopted the ASU for this annual report. The adoption of the ASU did not have a material impact on the Fund’s financial statements and notes disclosure.

Note 2—valuation of investments

Portfolio investments are valued at fair value utilizing various valuation methods approved by the Board. U.S. GAAP establishes a hierarchy that prioritizes market inputs to valuation methods. The three levels of inputs are:

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value follows:

Debt securities: Debt securities will generally be valued using prices provided by a pricing service that may employ various indications of value including but not limited to broker-dealer quotations. Certain debt securities, other than money market instruments, are valued based on the most recent bid price or the equivalent quoted yield for such securities (or those of comparable maturity, quality and type). Debt securities are generally categorized in Level 2 of the fair value hierarchy; in instances

24	2015 Annual Report ■ TIAA-CREF Emerging Markets Debt Fund

continued

where prices, yields or any other key inputs are unobservable, they are categorized in Level 3 of the hierarchy.

Short-term investments: Prior to January 2, 2015, short-term investments with maturities of 60 days or less were valued at amortized cost. Short-term investments with maturities in excess of 60 days were valued in the same manner as debt securities. Effective January 2, 2015, all short-term investments are valued in the same manner as debt securities. Short-term investments are generally categorized in Level 2 of the fair value hierarchy.

Foreign investments are valued at the last sale price or official closing price reported on the exchange where traded and converted to U.S. dollars at the prevailing rates of exchange on the date of valuation. For events affecting the value of foreign securities between the time when the exchange on which they are traded closes and the time when the Fund’s net assets are calculated, such securities will be valued at fair value in accordance with procedures adopted by the Board. Foreign securities are generally categorized in Level 2 of the fair value hierarchy.

Any portfolio security for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued at fair value, as determined in good faith using procedures approved by the Board. To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized as Level 3.

Transfers between levels are recognized at the end of the reporting period. For the year ended October 31, 2015, there were no material transfers between levels by the Fund.

As of October 31, 2015, 100% of the value of investments in the Fund were valued based on Level 2 inputs.

Note 3—investment adviser and affiliates

Under the terms of the Investment Management Agreement, the Fund pays Advisors a monthly fee based on the annual rate of between 0.47% and 0.55% of the Fund’s average daily net assets for the management of the Fund’s investment portfolio. Prior to March 1, 2015, the Fund paid Advisors a monthly fee based on the annual rate of between 0.49% and 0.55% of the Fund’s average daily net assets. The fee range represents a breakpoint schedule that reduces investment management fees as the Fund’s net assets increase. The investment management fee effective rate is 0.55%. The Fund has entered into an Administrative Service Agreement with Advisors under which the Fund pays Advisors for its costs in providing certain administrative and compliance services to the Fund.

Under the terms of a Retirement Class Service Agreement, the Retirement Class of the Fund pays Advisors a monthly fee based on the annual rate of 0.25% of the Fund’s average daily net assets attributable to Retirement Class shares of the Fund for providing certain administrative services related to the maintenance of Retirement Class shares on retirement plan or other platforms. Substantially all of the Retirement

TIAA-CREF Emerging Markets Debt Fund ■ 2015 Annual Report	25

Notes to financial statements

Class shareholder servicing fees reported on the Statement of Operations are paid to Advisors under the Service Agreement. Under the terms of a distribution Rule 12b-1 plan, the Retail Class shares of the Fund compensated TPIS for providing distribution, promotional and shareholder services to the Retail Class shares of the Fund at the annual rate of 0.25% of the average daily net assets attributable to the Fund’s Retail Class. The Premier Class of the Fund is subject to a distribution Rule 12b-1 plan that compensated TPIS for providing distribution, promotional and shareholder services to the Premier Class of the Fund at the annual rate of 0.15% of the average daily net assets attributable to the Fund’s Premier Class shares.

Advisors has agreed to reimburse the Fund if its total expense ratio (excluding interest, taxes, brokerage commissions and other transactional expenses, acquired fund fees and expenses and extraordinary expenses) exceeds 1.00% of the average daily net assets for the Retail Class shares; 0.90% of average daily net assets for the Retirement Class shares; 0.80% of average daily net assets for the Premier Class shares; and 0.65% of average daily net assets for the Institutional Class shares. The expense reimbursement arrangements will continue through at least February 29, 2016, unless changed with approval of the Board.

The Fund may purchase or sell investment securities in transactions with affiliated entities under procedures adopted by the Board, pursuant to the 1940 Act. These transactions are effected at market rates without incurring broker commissions.

At the commencement of operations of the Fund, TIAA, an affiliate, invested in the Fund. During the year ended October 31, 2015, TIAA received total proceeds of $13,000,000 from redemptions. The following is the percentage of the Fund’s shares owned by affiliates as of October 31, 2015:

		TIAA-CREF
Underlying Fund	TIAA	Lifecycle Funds	Total
Emerging Markets Debt	5%	94%	99%

Note 4—investments

Securities purchased on a when-issued or delayed-delivery basis: The Fund may purchase securities on a when-issued or delayed-delivery basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after trade date; interest income is not accrued until settlement date. At the time a Fund enters into such transactions, it is required to have segregated assets with a current value at least equal to the amount of its when-issued or delayed-delivery purchase commitments.

Restricted securities: Restricted securities held by the Fund, if any, may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in securities that are widely held and publicly traded.

26	2015 Annual Report ■ TIAA-CREF Emerging Markets Debt Fund

continued

Net unrealized appreciation (depreciation): At October 31, 2015, the cost of portfolio investments for federal income tax purposes was $220,355,248. Net unrealized depreciation of portfolio investments for federal income tax purposes was $(12,389,689) consisting of gross unrealized appreciation of $955,060, and gross unrealized depreciation of $(13,344,749).

Purchases and sales: Purchases and sales of portfolio securities (other than short-term instruments) for the year ended October 31, 2015 were $386,252,481 and $219,352,493, respectively.

Note 5—distributions to shareholders and other tax items

The tax character of distributions paid to shareholders during the year ended October 31, 2015 consisted of $8,248,573 of ordinary income.

As of October 31, 2015, the components of accumulated earnings on a tax basis consisted of $1,330,256 of undistributed ordinary income, $(12,399,447) of unrealized depreciation, and $(1,436,946) in capital loss carryover.

The difference between book basis and tax basis net investment income, net realized gains and losses, and unrealized appreciation and depreciation is attributable primarily to the tax deferral of losses on wash sales, and the treatment of short term gain as ordinary income for tax purposes.

At October 31, 2015, the Emerging Markets Debt Fund had capital loss carryovers of $(1,436,946), which has no expiration and can be utilized to offset future net realized gains.

Note 6—emerging markets risks

The Fund holds a large portion of its assets in emerging market securities. Emerging market securities are often subject to greater price volatility, less liquidity and higher rates of inflation and deflation than U.S. securities. In addition, emerging markets may be subject to greater political, economic and social uncertainty, and differing regulatory environments that may potentially impact the Fund’s ability to buy or sell certain securities or repatriate proceeds to U.S. dollars.

Note 7—line of credit

The Fund participates in a $1.5 billion unsecured revolving credit facility that can be used for temporary purposes, including, without limitation, the funding of shareholder redemptions. This facility expired June 2015. A new facility was entered into on June 23, 2015 expiring June 21, 2016. Certain affiliated accounts and mutual funds, each of which is managed by Advisors, or an affiliate of Advisors, also participate in this facility. An annual commitment fee for the credit facility is borne by the participating accounts and mutual funds on a pro rata basis. Interest associated with any borrowing under the facility is charged to the borrowing accounts or mutual funds at a specified rate of interest. The Fund is not liable for borrowings under the facility by other

TIAA-CREF Emerging Markets Debt Fund ■ 2015 Annual Report	27

Notes to financial statements	concluded

affiliated accounts or mutual funds. For the year ended October 31, 2015, there were no borrowings under this credit facility by the Fund.

Note 8—indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and that provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund that have not yet occurred. Also, under the Fund’s organizational documents, the trustees and officers of the Fund are indemnified against certain liabilities that may arise out of their duties to the Fund. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be unlikely.

28	2015 Annual Report ■ TIAA-CREF Emerging Markets Debt Fund

Report of independent registered public accounting firm

To the Board of Trustees and Shareholders of the TIAA-CREF Funds:

In our opinion, the accompanying statement of assets and liabilities, including the summary portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Emerging Markets Debt Fund (hereafter referred to as the “Fund”) at October 31, 2015, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Baltimore, Maryland
December 17, 2015

TIAA-CREF Emerging Markets Debt Fund ■ 2015 Annual Report	29

Trustees and officers (unaudited)

TIAA-CREF Funds ■ October 31, 2015

Trustees

Name, address and year of birth (“YOB”)	Position(s) held with fund	Term of office and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by trustee	Other directorship(s) held by trustee
Forrest Berkley c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1954	Trustee	Indefinite term. Trustee since 2006.	Retired Partner (since 2006), Partner (1990–2005) and Head of Global Product Management (2003–2005), GMO (formerly, Grantham, Mayo, Van Otterloo & Co.) (investment management); and member of asset allocation portfolio management team, GMO (2003–2005).	85	Director, the Maine Coast Heritage Trust; Investment Committee member, Maine Community Foundation and the Elmina B. Sewall Foundation; and Trustee of the Maine Chapter of the Nature Conservancy.
Nancy A. Eckl c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1962	Trustee	Indefinite term. Trustee since 2007.	Vice President (1990–2006), American Beacon Advisors, Inc., and Vice President of certain funds advised by American Beacon Advisors, Inc.	85	Independent Director, The Lazard Funds, Inc., Lazard Retirement Series, Inc., Lazard Global Total Return and Income Fund, Inc. and Lazard World Dividend & Income Fund, Inc.; and Independent Trustee, Lazard Alternative Emerging Markets 1099 Fund.
Michael A. Forrester c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1967	Trustee	Indefinite term. Trustee since 2007.	Chief Executive Officer (since 2014) and Chief Operating Officer (2007–2014), Copper Rock Capital Partners, LLC; Chief Operating Officer, DDJ Capital Management (2003–2006).	85	Director of Copper Rock Capital Partners, LLC (investment adviser).
Howell E. Jackson c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1954	Chairman of the Board and Trustee	Indefinite term. Trustee since 2005; Chairman for term ending December 31, 2018. Chairman since 2013.	James S. Reid, Jr. Professor of Law (since 2004), Senior Advisor to the President and Provost (2010–2012), Acting Dean (2009), Vice Dean for Budget (2003–2006) and on the faculty (since 1989) of Harvard Law School.	85	Director, D2D Fund.

30	2015 Annual Report ■ TIAA-CREF Emerging Markets Debt Fund

Nancy L. Jacob* c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1943	Trustee	Indefinite term. Trustee since 1999.	Principal, NL Jacob Consultant (economic and business consultant) (since 2012); President and Founder (2006–2012) of NLJ Advisors, Inc. (investment adviser); President and Managing Principal, Windermere Investment Associates (1997–2006).	85	None
Thomas J. Kenny c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1963	Trustee	Indefinite term. Trustee since 2011.	Partner (2004–2010) and Managing Director (1999–2004), Goldman Sachs Asset Management.	85	Director, Aflac Insurance. Inc., Sansum Clinic and cielo24; Investment committee member, Cottage Health System; Member, University of California at Santa Barbara Arts and Lectures Advisory Council; Trustee and Chairman, Crane Country Day School.
Bridget A. Macaskill c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1948	Trustee	Indefinite term. Trustee since 2003.	Chief Executive Officer (since 2010), President (since 2009) and Chief Operating Officer (2009–2010), First Eagle Investment Management, LLC; Principal, BAM Consulting LLC (2003–2009); Independent Consultant for Merrill Lynch (2003–2009).	85	Director, Arnhold and S. Bleichroeder Holdings; First Eagle Investment Management, LLC; Jupiter Fund Management plc; American Legacy Foundation (Investment Committee); University of Edinburgh (Campaign Board); the North Shore Land Alliance, Prep for Prep; and Close Brothers Group plc.
James M. Poterba c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1958	Trustee	Indefinite term. Trustee since 2006.	President and Chief Executive Officer, National Bureau of Economic Research (“NBER”) (since 2008); Affiliated Faculty Member of the Finance Group at the Alfred P. Sloan School of Management, Massachusetts Institute of Technology (“MIT”) (since 2014); Mitsui Professor of Economics, MIT (since 1996); Head (2006–2008) and Associate Head (1994–2000 and 2001–2006), Economics Department of MIT; and Program Director, NBER (1990–2008).	85	Director, The Alfred P. Sloan Foundation and National Bureau of Economic Research; Member, Congressional Budget Office Panel of Economic Advisers.

TIAA-CREF Emerging Markets Debt Fund ■ 2015 Annual Report	31

Trustees and officers (unaudited)	continued

TIAA-CREF Funds ■ October 31, 2015

Trustees — concluded

Name, address and year of birth (“YOB”)	Position(s) held with fund	Term of office and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by trustee	Other directorship(s) held by trustee
Maceo K. Sloan c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1949	Trustee	Indefinite term. Trustee since 1999.	Chairman, President and Chief Executive Officer, Sloan Financial Group, Inc. (since 1991); Chairman and Chief Executive Officer (since 1991) and Chief Investment Officer (1991–2013), NCM Capital Management Group, Inc.; Chairman and Chief Executive Officer (since 2003) and Chief Investment Officer (2003–2013), NCM Capital Advisers Inc.; and Chairman, President and Principal Executive Officer, NCM Capital Investment Trust (2007–2012).	85	Director, SCANA Corporation (energy holding company).
Laura T. Starks c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1950	Trustee	Indefinite term. Trustee since 2006.	Associate Dean for Research (since 2011), McCombs School of Business, University of Texas at Austin (“McCombs”), and Director, AIM Investment Center at McCombs (since 2000). Charles E. and Sarah M. Seay Regents Chair in Finance (since 2002) and Professor, University of Texas at Austin (since 1987). Chairman, Department of Finance, University of Texas at Austin (2002–2011).	85	Member of the Board of Governors of the Investment Company Institute, the Governing Council of Independent Directors Council (an association for mutual fund directors); and Investment Advisory Committee, Employees Retirement System of Texas.

*Nancy Jacob is scheduled to retire from the Board on December 8, 2015.

32	2015 Annual Report ■ TIAA-CREF Emerging Markets Debt Fund

Officers

Name, address and year of birth (“YOB”)	Position(s) held with fund	Term of office and length of time served	Principal occupation(s) during past 5 years
Richard S. Biegen TIAA-CREF 730 Third Avenue New York, NY 10017-3206 YOB: 1962	Chief Compliance Officer	One-year term. Vice President and Chief Compliance Officer since 2008.	Managing Director, Senior Compliance officer of Teachers Insurance and Annuity Association of America (“TIAA”). Chief Compliance Officer of the College Retirement Equities Fund (“CREF”), TIAA Separate Account VA-1, TIAA-CREF Funds, and TIAA-CREF Life Funds (collectively, the “TIAA-CREF Fund Complex”).
Carol W. Deckbar TIAA-CREF 730 Third Avenue New York, NY 10017-3206 YOB: 1962	Executive Vice President	One-year term. Executive Vice President since 2013.	Executive Vice President, Chief Executive Officer of TIAA-CREF Asset Management LLC (“TCAM”) and Executive Vice President of the TIAA-CREF Fund Complex.
Phillip G. Goff TIAA-CREF 730 Third Avenue New York, NY 10017-3206 YOB: 1963	Principal Financial Officer, Principal Accounting Officer and Treasurer	One-year term. Principal Financial Officer, Principal Accounting Officer and Treasurer since 2007.	Senior Vice President, Corporate Controller of TIAA. Treasurer of CREF; Principal Financial Officer, Principal Accounting Officer and Treasurer of the TIAA-CREF Funds and TIAA-CREF Life Funds.
Stephen Gruppo TIAA-CREF 730 Third Avenue New York, NY 10017-3206 YOB: 1959	Executive Vice President	One-year term. Executive Vice President since 2009.	Executive Vice President, Chief Risk Officer of TIAA. Executive Vice President of the TIAA-CREF Fund Complex.
Robert G. Leary TIAA-CREF 730 Third Avenue New York, NY 10017-3206 YOB: 1961	President and Principal Executive Officer	One-year term. President and Principal Executive Officer since 2013.	Executive Vice President and President of Asset Management of TIAA Principal Executive Officer and Executive Vice President of CREF and VA-1. Principal Executive Officer and President of TIAA-CREF Funds and TIAA-CREF Life Funds. Prior to joining TIAA, Mr. Leary served as a Representative, Securities Research, Inc., President and Chief Operating Officer, U.S., ING Americas, Chief Executive Officer, ING Insurance US, and Chairman and Chief Executive Officer, ING Investment Management, Americas.

TIAA-CREF Emerging Markets Debt Fund ■ 2015 Annual Report	33

Trustees and officers (unaudited)	concluded

TIAA-CREF Funds ■ October 31, 2015

Officers — concluded

Name, address and year of birth (“YOB”)	Position(s) held with fund	Term of office and length of time served	Principal occupation(s) during past 5 years
J. Keith Morgan TIAA-CREF 730 Third Ave. New York, NY 10017-3206 YOB: 1951	Executive Vice President	One-year term. Executive Vice President since 2015.	Executive Vice President and Chief Legal Officer of TIAA and Executive Vice President of the TIAA-CREF Fund Complex. Prior to joining TIAA, Mr. Morgan served Founder and Chief Executive Officer of Morris Lane Capital LLC (consultant), and as Senior Vice President and General Counsel of General Electric Capital Corporation.
Ronald R. Pressman TIAA-CREF 730 Third Avenue New York, NY 10017-3206 YOB: 1958	Executive Vice President	One-year term. Executive Vice President since 2012.	Executive Vice President and Chief Operating Officer of TIAA, and Executive Vice President of the TIAA-CREF Fund Complex. Prior to joining TIAA, Mr. Pressman served as President and Chief Executive Officer of General Electric Capital Real Estate.
Phillip T. Rollock TIAA-CREF 730 Third Avenue New York, NY 10017-3206 YOB: 1962	Senior Managing Director and Corporate Secretary	One-year term. Senior Managing Director since 2013 and Corporate Secretary since 2012.	Senior Managing Director, Corporate Secretary of TIAA and the TIAA-CREF Fund Complex.
Otha T. Spriggs, III TIAA-CREF 730 Third Avenue New York, NY 10017-3206 YOB: 1951	Executive Vice President	One-year term. Executive Vice President since 2012.	Executive Vice President and Chief Human Resources Officer of TIAA and Executive Vice President of the TIAA-CREF Fund Complex. Prior to joining TIAA, Mr. Spriggs served as Senior Vice President of Human Resources, Boston Scientific; President of Integrated People Solutions; Senior Vice President, Human Resources and various human resources leadership roles, CIGNA Corp.

34	2015 Annual Report ■ TIAA-CREF Emerging Markets Debt Fund

Edward D. Van Dolsen TIAA-CREF 730 Third Avenue New York, NY 10017-3206 YOB: 1958	Executive Vice President	One-year term. Executive Vice President since 2006.	Executive Vice President, President of Retirement and Individual Financial Services) of TIAA, and Executive Vice President of the TIAA-CREF Fund Complex.
Constance K. Weaver TIAA-CREF 730 Third Avenue New York, NY 10017-3206 YOB: 1952	Executive Vice President	One-year term. Executive Vice President since 2010.	Executive Vice President, Chief Marketing Officer of TIAA and Executive Vice President of the TIAA-CREF Fund Complex. Prior to joining TIAA, Ms. Weaver served as Senior Vice President, The Hartford Financial Services Group, Inc.

Please note that the Funds’ Statement of Additional Information (SAI) includes additional information about the Funds’ trustees and is available, without charge, through our website, tiaa-cref.org, or by calling 800 223-1200.

TIAA-CREF Emerging Markets Debt Fund ■ 2015 Annual Report	35

Important tax information (unaudited)

The information and distributions reported herein may differ from the information and distributions reported to shareholders for the calendar year ending December 31, 2015, which will be reported in conjunction with your 2015 Form 1099-DIV.

By early 2016, shareholders should receive their Form 1099-DIV and a tax information letter from the Fund. For your specific situation, we recommend that you consult a professional tax advisor.

36	2015 Annual Report ■ TIAA-CREF Emerging Markets Debt Fund

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How to reach us

TIAA-CREF website

tiaa-cref.org

24 hours a day, 7 days a week

Automated telephone service

800 842-2252

24 hours a day, 7 days a week

For the hearing- or speech-impaired

800 842-2755

8 a.m. to 10 p.m. (ET), Monday–Friday
9 a.m. to 6 p.m. (ET), Saturday

You should carefully consider the investment objectives, risks, charges and expenses of any fund before investing. For a prospectus that contains this and other important information, please visit tiaa-cref.org, or call 800 842-2252 for the Institutional, Premier and Retirement classes or 800 223-1200 for the Retail Class. Please read the prospectus carefully before investing. Investment, insurance and annuity products are not FDIC insured, are not bank guaranteed, are not bank deposits, are not insured by any federal government agency, are not a condition to any banking service or activity, and may lose value.

TIAA-CREF Individual & Institutional Services, LLC, Teachers Personal Investors Services, Inc., and Nuveen Securities, LLC, Members FINRA and SIPC, distribute securities products.

©2015 Teachers Insurance and Annuity Association of America—College Retirement Equities Fund (TIAA-CREF), 730 Third Avenue, New York, NY 10017-3206.

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Item 2. Code of Ethics.

2(a) The Board of Trustees of the TIAA-CREF Funds (the “Registrant”) has adopted a code of ethics for senior financial officers, including the Registrant’s principal executive officer, principal financial officer, principal accounting officer, or controller, and persons performing similar functions, in conformity with rules promulgated under the Sarbanes-Oxley Act of 2002.

2(b) No response required.

2(c) During the reporting period, there were no amendments to the code of ethics.

2(d) During the reporting period, there were no implicit or explicit waivers granted by the Registrant from any provision of the code of ethics.

2(e) Not applicable.

2(f) A copy of the current code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

3(a)(1) The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit and Compliance Committee.

3(a)(2) Nancy A. Eckl is the Registrant’s audit committee financial expert and is “independent” for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

PricewaterhouseCoopers LLP (“PwC”) performs independent audits of the Registrant’s financial statements. To maintain auditor independence and avoid even the appearance of conflicts of interest, the Registrant, as a policy, does not engage PwC for management advisory or consulting services.

4(a) Audit Fees.

For the fiscal years ended October 31, 2015 and October 31, 2014, PwC’s aggregate fees for the audit of the Registrant’s annual financial statements were $899,100 and $834,600, respectively.

4(b) Audit Related Fees.

For the fiscal years ended October 31, 2015 and October 31, 2014, PwC’s aggregate fees for services related to the performance of the audit of the Registrant’s annual financial statements were $0 and $0, respectively.

For the fiscal years ended October 31, 2015 and October 31, 2014, the Audit-Related Fees billed by PwC to Teachers Advisors, Inc. (“Advisors”) or to any entity controlling, controlled by or under common control with Advisors that provides ongoing services to the Registrant (collectively, “Fund Service Providers”) were $0 and $0, respectively.

4(c) Tax Fees.

For the fiscal years ended October 31, 2015 and October 31, 2014, PwC’s aggregate fees for tax services billed to the Registrant were $429,300 and $277,100, respectively.

For the fiscal years ended October 31, 2015 and October 31, 2014, the Tax Fees billed by PwC to the Fund Service Providers were $0 and $0, respectively.

4(d) All Other Fees.

For the fiscal years ended October 31, 2015 and October 31, 2014, PwC’s aggregate fees for all other services billed to the Registrant were $11,000 and $21,300, respectively.

For the fiscal years ended October 31, 2015 and October 31, 2014, PwC’s aggregate fees for all other services billed to the Fund Service Providers were $0 and $0, respectively.

4(e)(1) Preapproval Policy.

The Registrant’s audit and compliance committee (“Audit Committee”) has adopted a Preapproval Policy for External Audit Firm Services (the “Policy”). The Policy describes the types of services that may be provided by the independent auditor to the Registrant and certain of its affiliates without impairing the auditor’s independence. Under the Policy, the Audit Committee is required to preapprove all services to be performed by the Registrant’s independent auditor in order to ensure that such services do not impair the auditor’s independence.

The Policy requires the Audit Committee to: (i) appoint the independent auditor to perform the financial statements audit for the Registrant and certain of its affiliates, including approving the terms of the engagement, and (ii) preapprove the audit, audit-related, tax and other services to be provided by the independent auditor to the Registrant and certain of its affiliates and the fees to be charged for provision of such services from year to year.

4(e)(2) Services provided pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (the “de minimis exception”):

Audit-Related Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended October 31, 2015 and October 31, 2014 on behalf of the Registrant.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended October 31, 2015 and October 31, 2014 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of the Registrant.

Tax Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended October 31, 2015 and October 31, 2014 on behalf of the Registrant.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended October 31, 2015 and October 31, 2014 on behalf of the Fund service providers that relate directly to the operations and financial reporting of the Registrant.

All Other Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended October 31, 2015 and October 31, 2014 on behalf of the Registrant.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended October 31, 2015 and October 31, 2014 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of the Registrant.

4(f) The percentage of hours expended by PwC’s engagement to audit the Registrant’s financial statements for the most recent fiscal year attributable to work performed by persons other than PwC’s full-time, permanent employees was less than 50%.

4(g) Non-Audit Fees for Related Entities.

For the fiscal years ended October 31, 2015 and October 31, 2014, aggregate non-audit fees billed to the Registrant and to its Fund Service Providers by PwC were $397,750 and $379,417, respectively.

4(h) The Registrant’s Audit Committee has considered whether the non-audit services that were rendered by PwC to the Registrant’s Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X are compatible with maintaining PwC’s independence.

Item 5. Audit Committee of Listed Registrants.

Not Applicable.

Item 6. Schedule of Investments.

TIAA-CREF FUNDS - Enhanced Large-Cap Growth Index Fund

TIAA-CREF FUNDS

ENHANCED LARGE-CAP GROWTH INDEX FUND

SCHEDULE OF INVESTMENTS

October 31, 2015

SHARES		COMPANY	VALUE

COMMON STOCKS - 100.0%

AUTOMOBILES & COMPONENTS - 1.3%
100,000		Delphi Automotive plc	$8,319,000
61,151		Lear Corp	7,647,544
5,443	*,e	Tesla Motors, Inc	1,126,320
98,300		Thor Industries, Inc	5,316,064
29,200	*	Visteon Corp	3,184,844
		TOTAL AUTOMOBILES & COMPONENTS	25,593,772

BANKS - 0.6%
45,816	*	Signature Bank	6,822,919
35,200	*	SVB Financial Group	4,296,864
		TOTAL BANKS	11,119,783

CAPITAL GOODS - 6.9%
84,303		3M Co	13,253,275
75,200		A.O. Smith Corp	5,776,864
30,300		Acuity Brands, Inc	6,623,580
146,180		Allison Transmission Holdings, Inc	4,195,366
163,207		Boeing Co	24,166,061
115,740		BWX Technologies, Inc	3,275,442
400		Cummins, Inc	41,404
59,200		Danaher Corp	5,523,952
52,500		General Dynamics Corp	7,800,450
188,500	*	HD Supply Holdings, Inc	5,615,415
188,283		Honeywell International, Inc	19,445,868
40,686		Hubbell, Inc (Class B)	3,940,439
46,155		Huntington Ingalls	5,535,831
36,800		Ingersoll-Rand plc	2,180,768
29,458		Lockheed Martin Corp	6,475,752
35,500		Northrop Grumman Corp	6,665,125
37,271		Rockwell Automation, Inc	4,068,502
141,849	*	Spirit Aerosystems Holdings, Inc (Class A)	7,481,116
132,100		Textron, Inc	5,570,657
15,717		Westinghouse Air Brake Technologies Corp	1,302,468
		TOTAL CAPITAL GOODS	138,938,335

COMMERCIAL & PROFESSIONAL SERVICES - 1.5%
72,000	*	Clean Harbors, Inc	3,347,280
89,800	*	Copart, Inc	3,251,658
62,400		Equifax, Inc	6,649,968
54,700	*	IHS, Inc (Class A)	6,538,838
193,456		Pitney Bowes, Inc	3,994,866
17,800		Towers Watson & Co	2,199,368
82,916		Waste Connections, Inc	4,517,264
		TOTAL COMMERCIAL & PROFESSIONAL SERVICES	30,499,242
1

TIAA-CREF FUNDS - Enhanced Large-Cap Growth Index Fund

SHARES		COMPANY	VALUE

CONSUMER DURABLES & APPAREL - 1.7%
72,300		Coach, Inc	$2,255,760
24,500		Hasbro, Inc	1,882,335
74,700	*	Jarden Corp	3,346,560
104,100	*	Michael Kors Holdings Ltd	4,022,424
178,000		Nike, Inc (Class B)	23,323,340
		TOTAL CONSUMER DURABLES & APPAREL	34,830,419

CONSUMER SERVICES - 3.1%
40,700		Hilton Worldwide Holdings, Inc	1,017,093
224,348		McDonald’s Corp	25,183,063
98,700	*	Norwegian Cruise Line Holdings Ltd	6,279,294
134,300	*	ServiceMaster Global Holdings, Inc	4,787,795
341,772		Starbucks Corp	21,384,674
54,100		Yum! Brands, Inc	3,836,231
		TOTAL CONSUMER SERVICES	62,488,150

DIVERSIFIED FINANCIALS - 2.0%
42,475		Ameriprise Financial, Inc	4,899,916
9,800	*,e	Credit Acceptance Corp	1,853,082
53,000		Interactive Brokers Group, Inc (Class A)	2,180,420
26,100		IntercontinentalExchange Group, Inc	6,587,640
83,889		Lazard Ltd (Class A)	3,885,739
101,407		McGraw-Hill Financial, Inc	9,394,344
79,700		MSCI, Inc (Class A)	5,339,900
104,400		NorthStar Asset Management Group, Inc	1,527,372
123,200	*	Santander Consumer USA Holdings, Inc	2,218,832
49,267		SEI Investments Co	2,553,016
		TOTAL DIVERSIFIED FINANCIALS	40,440,261

ENERGY - 0.9%
117,700		Marathon Petroleum Corp	6,096,860
92,220		Schlumberger Ltd	7,207,915
27,800		Tesoro Corp	2,972,654
36,800		Williams Cos, Inc	1,451,392
		TOTAL ENERGY	17,728,821

FOOD & STAPLES RETAILING - 2.3%
52,100		Costco Wholesale Corp	8,238,052
235,038		CVS Health Corp	23,217,054
215,612		Kroger Co	8,150,133
85,976		Walgreens Boots Alliance, Inc	7,280,448
		TOTAL FOOD & STAPLES RETAILING	46,885,687

FOOD, BEVERAGE & TOBACCO - 6.9%
417,058		Altria Group, Inc	25,219,497
618,879		Coca-Cola Co	26,209,525
165,986		Coca-Cola Enterprises, Inc	8,521,721
4,188		Constellation Brands, Inc (Class A)	564,543
92,739		Dr Pepper Snapple Group, Inc	8,288,085
2

TIAA-CREF FUNDS - Enhanced Large-Cap Growth Index Fund

SHARES		COMPANY	VALUE

75,900		Hormel Foods Corp	$5,127,045
40,200		Ingredion, Inc	3,821,412
66,300		Kraft Heinz Co	5,169,411
82,100		Mead Johnson Nutrition Co	6,732,200
16,570	*	Monster Beverage Corp	2,258,822
341,972		PepsiCo, Inc	34,946,119
81,743		Philip Morris International, Inc	7,226,081
100,300		Tyson Foods, Inc (Class A)	4,449,308
		TOTAL FOOD, BEVERAGE & TOBACCO	138,533,769

HEALTH CARE EQUIPMENT & SERVICES - 5.8%
34,700		Aetna Inc	3,982,866
92,600		AmerisourceBergen Corp	8,936,826
41,105		Bard (C.R.), Inc	7,659,917
17,600		Baxter International, Inc	658,064
16,138		Becton Dickinson & Co	2,299,988
114,450		Cardinal Health, Inc	9,407,790
84,800	*	Centene Corp	5,043,904
23,000	*	Cerner Corp	1,524,670
28,000		Cigna Corp	3,753,120
64,600		Dentsply International, Inc	3,930,910
26,155	*	Edwards Lifesciences Corp	4,110,258
78,600	*	Express Scripts Holding Co	6,789,468
62,900	*	Health Net, Inc	4,041,954
126,600	*	Hologic, Inc	4,919,676
182,200	*	IMS Health Holdings, Inc	4,959,484
13,600	*	Intuitive Surgical, Inc	6,753,760
70,178		McKesson Corp	12,547,826
43,400	*	Premier, Inc	1,467,354
140,200		UnitedHealth Group, Inc	16,512,756
34,100		Universal Health Services, Inc (Class B)	4,163,269
42,400	*	Varian Medical Systems, Inc	3,329,672
		TOTAL HEALTH CARE EQUIPMENT & SERVICES	116,793,532

HOUSEHOLD & PERSONAL PRODUCTS - 1.1%
90,916		Colgate-Palmolive Co	6,032,276
134,500	e	Coty, Inc	3,893,775
95,671		Estee Lauder Cos (Class A)	7,697,689
50,400	*,e	Herbalife Ltd	2,824,416
19,700		Spectrum Brands, Inc	1,888,245
		TOTAL HOUSEHOLD & PERSONAL PRODUCTS	22,336,401

INSURANCE - 0.2%
5,100	*	Markel Corp	4,426,800
		TOTAL INSURANCE	4,426,800

MATERIALS - 3.2%
22,800		Ashland, Inc	2,501,616
585		Ball Corp	40,073
120,903	*	Crown Holdings, Inc	6,412,695
41,255		Du Pont (E.I.) de Nemours & Co	2,615,567
67,300		Eastman Chemical Co	4,857,041
3

TIAA-CREF FUNDS - Enhanced Large-Cap Growth Index Fund

SHARES		COMPANY	VALUE

17,200		Ecolab, Inc	$2,070,020
217,613		Graphic Packaging Holding Co	3,081,400
177,400		International Paper Co	7,573,206
126,064		LyondellBasell Industries AF S.C.A	11,712,606
53,700		Monsanto Co	5,005,914
11,560		PPG Industries, Inc	1,205,246
7,100		Praxair, Inc	788,739
106,700		Sealed Air Corp	5,241,104
28,100		Sherwin-Williams Co	7,497,923
230,100		Steel Dynamics, Inc	4,249,947
		TOTAL MATERIALS	64,853,097

MEDIA - 5.1%
465,988		Comcast Corp (Class A)	29,180,168
98,600	e	Comcast Corp (Special Class A)	6,183,206
86,100	*	Discovery Communications, Inc (Class C)	2,369,472
73,381	*	DISH Network Corp (Class A)	4,620,801
101,300		Lions Gate Entertainment Corp	3,947,661
71,900		Scripps Networks Interactive (Class A)	4,319,752
1,933,400	*	Sirius XM Holdings, Inc	7,888,272
23,300		Time Warner Cable, Inc	4,413,020
106,100		Twenty-First Century Fox, Inc	3,256,209
138,502		Viacom, Inc (Class B)	6,829,534
259,136		Walt Disney Co	29,474,129
		TOTAL MEDIA	102,482,224

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 11.4%
236,331		AbbVie, Inc	14,073,511
21,110	*	Alexion Pharmaceuticals, Inc	3,715,360
31,662	*	Allergan plc	9,766,777
170,082		Amgen, Inc	26,903,571
155,000		Baxalta, Inc	5,341,300
54,238	*	Biogen Idec, Inc	15,756,681
16,200	*	BioMarin Pharmaceutical, Inc	1,896,048
253,429		Bristol-Myers Squibb Co	16,713,643
125,600	*	Bruker BioSciences Corp	2,307,272
123,035	*	Celgene Corp	15,097,625
81,700	*	Charles River Laboratories International, Inc	5,330,108
181,000		Eli Lilly & Co	14,764,170
319,279		Gilead Sciences, Inc	34,523,638
15,885	*	Illumina, Inc	2,276,003
38,900	*	Incyte Corp	4,571,917
20,900	*	Jazz Pharmaceuticals plc	2,869,152
109,000		Johnson & Johnson	11,012,270
31,000	*,e	Juno Therapeutics, Inc	1,604,560
39,900	*	Mallinckrodt plc	2,620,233
16,000	*	Medivation, Inc	672,960
1,700		Merck & Co, Inc	92,922
10,863	*,e	Mylan NV	478,950
93,200		PerkinElmer, Inc	4,812,848
29,000		Perrigo Co plc	4,574,460
80,800	*	Quintiles Transnational Holdings, Inc	5,142,920
4

TIAA-CREF FUNDS - Enhanced Large-Cap Growth Index Fund

SHARES		COMPANY	VALUE

8,700	*	Regeneron Pharmaceuticals, Inc	$4,849,293
24,600	*	United Therapeutics Corp	3,607,098
22,800	*	Vertex Pharmaceuticals, Inc	2,844,072
57,800	*	Waters Corp	7,386,840
87,900		Zoetis Inc	3,780,579
		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES	229,386,781

REAL ESTATE - 3.1%
176,050	*	CBRE Group, Inc	6,563,144
110,500		Crown Castle International Corp	9,443,330
83,800		Equity Lifestyle Properties, Inc	5,068,224
83,100		Extra Space Storage, Inc	6,584,844
37,950		Jones Lang LaSalle, Inc	6,326,644
54,700		Post Properties, Inc	3,267,778
42,500		Public Storage, Inc	9,752,050
77,847		Simon Property Group, Inc	15,683,057
		TOTAL REAL ESTATE	62,689,071

RETAILING - 9.7%
12,800		Advance Auto Parts, Inc	2,539,904
77,653	*	Amazon.com, Inc	48,603,013
80,000	*	Bed Bath & Beyond, Inc	4,770,400
35,100		Dillard’s, Inc (Class A)	3,140,748
115,400		Dollar General Corp	7,820,658
66,900		Expedia, Inc	9,118,470
109,300		Gap, Inc	2,975,146
11,200		Genuine Parts Co	1,016,512
96,200		GNC Holdings, Inc	2,861,950
484,300	*	Groupon, Inc	1,796,753
194,346		Home Depot, Inc	24,028,940
29,400		L Brands, Inc	2,821,812
179,900	*	Liberty Interactive Corp	4,923,863
423	*	Liberty Ventures	18,430
184,022	*	LKQ Corp	5,448,891
224,386		Lowe’s Companies, Inc	16,566,418
80,042		Macy’s, Inc	4,080,541
47,488	*	NetFlix, Inc	5,146,750
5,981	*	O’Reilly Automotive, Inc	1,652,311
59,700		Penske Auto Group, Inc	2,915,748
11,310	*	Priceline.com, Inc	16,447,454
23,310		Ross Stores, Inc	1,179,020
167,400	*	Sally Beauty Holdings, Inc	3,935,574
70,900		Target Corp	5,472,062
171,314		TJX Companies, Inc	12,538,472
37,400	*	TripAdvisor, Inc	3,133,372
		TOTAL RETAILING	194,953,212

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 1.3%
22,700		Avago Technologies Ltd	2,795,051
185,300		Intel Corp	6,274,258
232,300	*	Micron Technology, Inc	3,846,888
120,138		Texas Instruments, Inc	6,814,227
5

TIAA-CREF FUNDS - Enhanced Large-Cap Growth Index Fund

SHARES		COMPANY	VALUE

84,000		Xilinx, Inc	$4,000,081
		TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT	23,730,505

SOFTWARE & SERVICES - 18.4%
171,715		Accenture plc	18,407,848
126,100	*	Adobe Systems, Inc	11,180,026
54,842	*	Alphabet, Inc (Class A)	40,439,942
62,039	*	Alphabet, Inc (Class C)	44,097,942
10,500		Automatic Data Processing, Inc	913,395
55,000		CDK Global, Inc	2,738,450
87,703	*	Citrix Systems, Inc	7,200,416
71,200	*	Cognizant Technology Solutions Corp (Class A)	4,849,432
373,011	*	eBay, Inc	10,407,007
26,307	*	Electronic Arts, Inc	1,895,946
391,066	*	Facebook, Inc	39,877,000
95,500	*	First American Corp	3,722,590
27,409	*	FleetCor Technologies, Inc	3,970,468
45,300	*	Fortinet, Inc	1,556,508
53,500		Global Payments, Inc	7,297,935
65,128		International Business Machines Corp	9,123,130
23,300		Intuit, Inc	2,270,119
60,000		Leidos Holdings, Inc	3,154,200
7,462	*	LinkedIn Corp	1,797,372
134,700		Mastercard, Inc (Class A)	13,333,953
893,455		Microsoft Corp	47,031,471
283,076		Oracle Corp	10,994,672
353,311	*	PayPal Holdings, Inc	12,722,729
72,800	*	Rackspace Hosting, Inc	1,881,880
51,500	*	Red Hat, Inc	4,074,165
150,083	*	Salesforce.com, Inc	11,662,950
14,400	*	ServiceNow, Inc	1,175,760
25,200	*	Tableau Software, Inc	2,115,792
54,066	*	Teradata Corp	1,519,795
20,000	*	Twitter, Inc	569,200
145,500	*	Vantiv, Inc	7,296,825
403,684		Visa, Inc (Class A)	31,317,805
66,014	*	VMware, Inc (Class A)	3,970,742
41,500	*	WEX, Inc	3,731,265
		TOTAL SOFTWARE & SERVICES	368,298,730

TECHNOLOGY HARDWARE & EQUIPMENT - 8.2%
1,101,302		Apple, Inc	131,605,589
97,600		CDW Corp	4,361,744
43,032	*	F5 Networks, Inc	4,742,126
159,200		Ingram Micro, Inc (Class A)	4,740,976
193,300		Juniper Networks, Inc	6,067,687
155,700	*	Keysight Technologies, Inc	5,150,556
98,300		NetApp, Inc	3,342,200
26,700	*	Palo Alto Networks, Inc	4,298,700
		TOTAL TECHNOLOGY HARDWARE & EQUIPMENT	164,309,578
6

TIAA-CREF FUNDS - Enhanced Large-Cap Growth Index Fund

SHARES		COMPANY	VALUE

TELECOMMUNICATION SERVICES - 2.0%
84,543		AT&T, Inc	$2,833,036
51,800	*	Level 3 Communications, Inc	2,639,210
41,100	*	SBA Communications Corp (Class A)	4,891,722
655,029		Verizon Communications, Inc	30,707,759
		TOTAL TELECOMMUNICATION SERVICES	41,071,727

TRANSPORTATION - 3.3%
26,100		American Airlines Group, Inc	1,206,342
106,100	*	Avis Budget Group, Inc	5,298,634
73,491		CH Robinson Worldwide, Inc	5,098,805
252,208		Delta Air Lines, Inc	12,822,255
130,100		Expeditors International of Washington, Inc	6,477,679
175,200	*	JetBlue Airways Corp	4,351,968
43,900		Southwest Airlines Co	2,032,131
105,691		Union Pacific Corp	9,443,491
119,200	*	United Continental Holdings, Inc	7,188,952
119,761		United Parcel Service, Inc (Class B)	12,337,778
		TOTAL TRANSPORTATION	66,258,035

		TOTAL COMMON STOCKS	2,008,647,932
		(Cost $1,642,291,796)

SHORT-TERM INVESTMENTS - 1.2%

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 1.2%
23,132,449	c	TIAA-CREF Short Term Lending Portfolio of the State Street Navigator Securities Lending Trust	23,132,449
		TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES	23,132,449

		TOTAL SHORT-TERM INVESTMENTS	23,132,449
		(Cost $23,132,449)
		TOTAL INVESTMENTS - 101.2%	2,031,780,381
		(Cost $1,665,424,245)
		OTHER ASSETS & LIABILITIES, NET - (1.2)%	(23,136,406)
		NET ASSETS - 100.0%	$2,008,643,975

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $16,144,871.
7

TIAA-CREF FUNDS - Enhanced Large-Cap Value Index Fund

TIAA-CREF FUNDS

ENHANCED LARGE-CAP VALUE INDEX FUND

SCHEDULE OF INVESTMENTS

October 31, 2015

SHARES		COMPANY	VALUE

COMMON STOCKS - 99.4%

AUTOMOBILES & COMPONENTS - 1.0%
351,424		Ford Motor Co	$5,204,589
114,224		General Motors Co	3,987,560
138,900		Goodyear Tire & Rubber Co	4,561,476
60,000		Johnson Controls, Inc	2,710,800
26,800		Lear Corp	3,351,608
		TOTAL AUTOMOBILES & COMPONENTS	19,816,033

BANKS - 11.3%
129,000		Associated Banc-Corp	2,494,860
1,477,124		Bank of America Corp	24,786,141
38,000		Bank of Hawaii Corp	2,488,240
93,800		BankUnited	3,487,484
67,224		BB&T Corp	2,497,371
28,800	e	BOK Financial Corp	1,934,784
477,224		Citigroup, Inc	25,374,000
35,000		Citizens Financial Group, Inc	850,500
10,000		Comerica, Inc	434,000
15,000		Commerce Bancshares, Inc	683,250
10,224		Cullen/Frost Bankers, Inc	699,322
118,000		East West Bancorp, Inc	4,766,020
47,500		Fifth Third Bancorp	904,875
108,800		First Horizon National Corp	1,542,784
68,000		First Republic Bank	4,441,080
95,400		Hudson City Bancorp, Inc	965,448
150,000		Huntington Bancshares, Inc	1,645,500
671,300		JPMorgan Chase & Co	43,131,025
9,500	e	M&T Bank Corp	1,138,575
30,000	e	New York Community Bancorp, Inc	495,600
63,000		PacWest Bancorp	2,837,520
72,424		PNC Financial Services Group, Inc	6,536,990
19,890	*	Signature Bank	2,962,019
161,890		SunTrust Banks, Inc	6,721,673
41,500	*,p	SVB Financial Group	5,065,905
139,900		Synovus Financial Corp	4,425,037
112,424		US Bancorp	4,742,044
988,000		Wells Fargo & Co	53,490,320
103,890		Zions Bancorporation	2,988,915
		TOTAL BANKS	214,531,282

CAPITAL GOODS - 7.1%
38,000		A.O. Smith Corp	2,919,160
150,171	*	Aecom Technology Corp	4,425,539
13,800	e	AGCO Corp	667,782
45,000		Allegion plc	2,932,650
8

TIAA-CREF FUNDS - Enhanced Large-Cap Value Index Fund

SHARES		COMPANY	VALUE

88,900		BWX Technologies, Inc	$2,515,870
31,390		Carlisle Cos, Inc	2,730,930
27,224		Caterpillar, Inc	1,987,080
63,800	e	Chicago Bridge & Iron Co NV	2,862,706
46,380		Cummins, Inc	4,800,794
37,724		Danaher Corp	3,520,026
14,224		Dover Corp	916,452
86,300		Eaton Corp	4,825,033
45,700		General Dynamics Corp	6,790,106
1,577,224		General Electric Co	45,613,318
12,000		Ingersoll-Rand plc	711,120
3,000		L-3 Communications Holdings, Inc	379,200
16,750		Lockheed Martin Corp	3,682,153
48,900		Northrop Grumman Corp	9,180,975
15,000		Orbital ATK, Inc	1,284,300
45,000	e	Oshkosh Truck Corp	1,849,050
83,389		Owens Corning, Inc	3,796,701
31,424		Raytheon Co	3,689,178
11,300		Roper Industries, Inc	2,105,755
16,800		Snap-On, Inc	2,786,952
57,500		Stanley Works	6,093,850
123,000		Terex Corp	2,467,380
39,000		Textron, Inc	1,644,630
103,000		Trinity Industries, Inc	2,788,210
53,724		United Technologies Corp	5,286,979
7,000		Xylem, Inc	254,870
		TOTAL CAPITAL GOODS	135,508,749

COMMERCIAL & PROFESSIONAL SERVICES - 0.6%
18,800		Equifax, Inc	2,003,516
36,800		Manpower, Inc	3,377,504
21,000		Nielsen NV	997,710
30,000		Republic Services, Inc	1,312,200
24,576		Waste Connections, Inc	1,338,901
31,224		Waste Management, Inc	1,678,602
		TOTAL COMMERCIAL & PROFESSIONAL SERVICES	10,708,433

CONSUMER DURABLES & APPAREL - 1.8%
100,000	*,e,p	GoPro, Inc	2,500,000
180,000		Hanesbrands, Inc	5,749,200
19,000		Harman International Industries, Inc	2,089,240
123,890	*	Jarden Corp	5,550,272
42,224		Mattel, Inc	1,037,866
3,600	*	Mohawk Industries, Inc	703,800
69,000		Newell Rubbermaid, Inc	2,927,670
35,400		Phillips-Van Heusen Corp	3,219,630
27,380		Ralph Lauren Corp	3,032,883
133,800	*	Taylor Morrison Home Corp	2,465,934
100,000	*	Toll Brothers, Inc	3,597,000
2,400		Whirlpool Corp	384,336
		TOTAL CONSUMER DURABLES & APPAREL	33,257,831
9

TIAA-CREF FUNDS - Enhanced Large-Cap Value Index Fund

SHARES		COMPANY	VALUE

CONSUMER SERVICES - 0.9%
77,224		Carnival Corp	$4,176,274
47,750		Darden Restaurants, Inc	2,955,247
76,800	*	MGM Resorts International	1,780,992
61,800	*	Norwegian Cruise Line Holdings Ltd	3,931,716
31,300		Royal Caribbean Cruises Ltd	3,078,355
193,000		Sands China Ltd	694,984
		TOTAL CONSUMER SERVICES	16,617,568

DIVERSIFIED FINANCIALS - 6.0%
77,500		American Express Co	5,677,650
27,224		Bank of New York Mellon Corp	1,133,880
4,224		BlackRock, Inc	1,486,721
118,890		Capital One Financial Corp	9,380,421
61,000		Charles Schwab Corp	1,861,720
7,224		CME Group, Inc	682,451
20,000		Consumer Discretionary Select Sector SPDR Fund	1,619,400
41,224		Discover Financial Services	2,317,613
52,400	*	E*TRADE Financial Corp	1,493,924
47,500		Franklin Resources, Inc	1,936,100
93,189		Goldman Sachs Group, Inc	17,472,938
500		IntercontinentalExchange Group, Inc	126,200
12,224		Invesco Ltd	405,470
12,500		Lazard Ltd (Class A)	579,000
363,636		Morgan Stanley	11,989,079
40,000		Northern Trust Corp	2,815,600
200,000		PowerShares QQQ Trust Series	22,666,000
155,750	*	Santander Consumer USA Holdings, Inc	2,805,058
54,000		SEI Investments Co	2,798,280
42,400	e	SPDR Dow Jones Industrial Average ETF Trust	7,483,176
38,000	e	SPDR S&P Biotech ETF	2,531,940
50,000	*	Springleaf Holdings, Inc	2,345,500
47,000		State Street Corp	3,243,000
113,000	*,e	Synchrony Financial	3,475,880
8,000		TD Ameritrade Holding Corp	275,760
103,890		Voya Financial, Inc	4,214,817
		TOTAL DIVERSIFIED FINANCIALS	112,817,578

ENERGY - 13.0%
121,000		Anadarko Petroleum Corp	8,092,480
27,424		Apache Corp	1,292,493
131,313		Baker Hughes, Inc	6,917,569
35,000	*	Cameron International Corp	2,380,350
22,224	*	Cheniere Energy, Inc	1,100,533
279,724		Chevron Corp	25,421,317
33,390		Cimarex Energy Co	3,942,023
68,000	*	Cobalt International Energy, Inc	521,560
63,000	*	Concho Resources, Inc	7,302,330
190,724		ConocoPhillips	10,175,125
113,889	*	Continental Resources, Inc	3,861,976
145,750		Devon Energy Corp	6,111,298
10

TIAA-CREF FUNDS - Enhanced Large-Cap Value Index Fund

SHARES		COMPANY	VALUE

51,000	*	Diamondback Energy, Inc	$3,765,840
36,000	*	Dril-Quip, Inc	2,216,160
43,300		Energen Corp	2,517,895
145,000		EOG Resources, Inc	12,448,250
49,389		EQT Corp	3,263,131
579,724		Exxon Mobil Corp	47,966,364
71,800	*	FMC Technologies, Inc	2,428,994
111,000	e	Frank’s International NV	1,904,760
144,124		Halliburton Co	5,531,479
111,890		Hess Corp	6,289,337
31,000		HollyFrontier Corp	1,518,070
241,224		Kinder Morgan, Inc	6,597,476
123,800		Marathon Oil Corp	2,275,444
150,000		Marathon Petroleum Corp	7,770,000
268,000		Nabors Industries Ltd	2,690,720
27,224		National Oilwell Varco, Inc	1,024,711
42,224		Noble Energy, Inc	1,513,308
114,224	*	Occidental Petroleum Corp	8,514,257
119,389		Phillips 66	10,631,591
27,500		Pioneer Natural Resources Co	3,771,350
13,800	*	Rice Energy, Inc	210,588
10,000	e	RPC, Inc	110,300
177,224		Schlumberger Ltd	13,851,828
69,000	*	Southwestern Energy Co	761,760
61,224		Spectra Energy Corp	1,749,170
57,000	p	Tesoro Corp	6,095,010
166,000		Valero Energy Corp	10,942,720
		TOTAL ENERGY	245,479,567

FOOD & STAPLES RETAILING - 1.7%
18,000		Costco Wholesale Corp	2,846,160
54,000		CVS Health Corp	5,334,120
165,024	p	Walgreens Boots Alliance, Inc	13,974,232
164,224		Wal-Mart Stores, Inc	9,400,182
5,500		Whole Foods Market, Inc	164,780
		TOTAL FOOD & STAPLES RETAILING	31,719,474

FOOD, BEVERAGE & TOBACCO - 3.4%
98,000		Altria Group, Inc	5,926,060
113,000		Archer Daniels Midland Co	5,159,580
48,000		Constellation Brands, Inc (Class A)	6,470,400
93,800	*	Diamond Foods, Inc	3,716,356
24,224		Ingredion, Inc	2,302,733
14,224		Molson Coors Brewing Co (Class B)	1,253,134
328,000		Mondelez International, Inc	15,140,480
26,980	*	Monster Beverage Corp	3,677,914
64,224		Philip Morris International, Inc	5,677,402
21,300		Pinnacle Foods, Inc	938,904
75,750		Reynolds American, Inc	3,660,240
133,890		Tyson Foods, Inc (Class A)	5,939,360
115,500	*	WhiteWave Foods Co (Class A)	4,733,190
		TOTAL FOOD, BEVERAGE & TOBACCO	64,595,753
11

TIAA-CREF FUNDS - Enhanced Large-Cap Value Index Fund

SHARES		COMPANY	VALUE

HEALTH CARE EQUIPMENT & SERVICES - 4.8%
336,000		Abbott Laboratories	$15,052,800
22,424		Aetna Inc	2,573,827
60,000		Anthem, Inc	8,349,000
380,000	*	Boston Scientific Corp	6,946,400
41,300		Cardinal Health, Inc	3,394,860
20,800		Cigna Corp	2,788,032
3,775	*	DaVita, Inc	292,600
19,724	*	Express Scripts Holding Co	1,703,759
95,000	*	HCA Holdings, Inc	6,535,050
83,800	*	Health Net, Inc	5,384,988
69,900	*	Hologic, Inc	2,716,314
23,300		Humana, Inc	4,162,079
260,000		Medtronic plc	19,219,200
8,000		Patterson Cos, Inc	379,200
23,300		St. Jude Medical, Inc	1,486,773
30,724		Stryker Corp	2,937,829
9,224		UnitedHealth Group, Inc	1,086,403
45,000		Universal Health Services, Inc (Class B)	5,494,050
		TOTAL HEALTH CARE EQUIPMENT & SERVICES	90,503,164

HOUSEHOLD & PERSONAL PRODUCTS - 1.9%
20,800		Church & Dwight Co, Inc	1,790,672
29,000		Clorox Co	3,536,260
5,000		Edgewell Personal Care Co	423,550
55,000		Energizer Holdings, Inc	2,355,650
2,000	*,e	Herbalife Ltd	112,080
8,380	e	Nu Skin Enterprises, Inc (Class A)	320,200
352,224		Procter & Gamble Co	26,902,869
		TOTAL HOUSEHOLD & PERSONAL PRODUCTS	35,441,281

INSURANCE - 5.8%
9,724		ACE Ltd	1,104,063
89,800		Allstate Corp	5,556,824
38,300		American Financial Group, Inc	2,764,877
184,224		American International Group, Inc	11,617,165
33,890		Amtrust Financial Services, Inc	2,311,976
22,750	*	Arch Capital Group Ltd	1,703,747
12,724		Assurant, Inc	1,037,388
54,000		Axis Capital Holdings Ltd	2,916,000
207,224	*	Berkshire Hathaway, Inc (Class B)	28,186,609
12,224		Cincinnati Financial Corp	736,251
31,800		Endurance Specialty Holdings Ltd	2,007,534
33,838		Everest Re Group Ltd	6,022,149
24,224		FNF Group	854,623
136,800		Hartford Financial Services Group, Inc	6,328,368
118,000		Lincoln National Corp	6,314,180
2,263	*	Markel Corp	1,964,284
4,200		Marsh & McLennan Cos, Inc	234,108
77,724		Metlife, Inc	3,915,735
50,000		Old Republic International Corp	902,000
12

TIAA-CREF FUNDS - Enhanced Large-Cap Value Index Fund

SHARES		COMPANY	VALUE

14,224		Principal Financial Group	$713,476
105,000		Prudential Financial, Inc	8,662,500
43,000		Reinsurance Group of America, Inc (Class A)	3,880,320
14,224		Torchmark Corp	825,134
17,224		UnumProvident Corp	596,812
76,300		Validus Holdings Ltd	3,380,090
19,724		W.R. Berkley Corp	1,101,191
128,900		XL Capital Ltd	4,908,512
		TOTAL INSURANCE	110,545,916

MATERIALS - 2.8%
6,900		Air Products & Chemicals, Inc	958,962
177,500		Alcoa, Inc	1,585,075
66,989		Celanese Corp (Series A)	4,759,569
91,800		CF Industries Holdings, Inc	4,660,686
225,400	e	Cliffs Natural Resources, Inc	622,104
24,224	*	Crown Holdings, Inc	1,284,841
57,366		Domtar Corp	2,365,774
225,400		Dow Chemical Co	11,646,418
61,900		Eastman Chemical Co	4,467,323
51,000		LyondellBasell Industries AF S.C.A	4,738,410
10,800		Martin Marietta Materials, Inc	1,675,620
49,348		Nucor Corp	2,087,420
13,300		Packaging Corp of America	910,385
10,000		PPG Industries, Inc	1,042,600
39,800		Reliance Steel & Aluminum Co	2,386,408
13,900	e	Southern Copper Corp (NY)	385,864
138,900		Steel Dynamics, Inc	2,565,483
21,300		Vulcan Materials Co	2,057,154
8,390		Westlake Chemical Corp	505,665
43,000		WestRock Co	2,311,680
		TOTAL MATERIALS	53,017,441

MEDIA - 1.6%
111,900		Comcast Corp (Class A)	7,007,178
6,900		Comcast Corp (Special Class A)	432,699
43,300	*	DISH Network Corp (Class A)	2,726,601
213,800		Gannett Co, Inc	3,382,316
83,800		Interpublic Group of Cos, Inc	1,921,534
475,000	*	Sirius XM Holdings, Inc	1,938,000
83,800	*	Starz-Liberty Capital	2,808,138
100,800		TEGNA, Inc	2,725,632
35,724		Time Warner, Inc	2,691,446
40,890		Walt Disney Co	4,650,829
		TOTAL MEDIA	30,284,373

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 8.2%
55,000	*	Allergan plc	16,965,850
23,800		Amgen, Inc	3,764,684
12,224		Baxalta, Inc	421,239
16,300	*	Biogen Idec, Inc	4,735,313
63,800	*	Celgene Corp	7,828,898
13

TIAA-CREF FUNDS - Enhanced Large-Cap Value Index Fund

SHARES		COMPANY	VALUE

33,900		Eli Lilly & Co	$2,765,223
7,724	*	Endo International plc	463,363
51,000		Gilead Sciences, Inc	5,514,630
341,224		Johnson & Johnson	34,473,860
7,500	*	Mallinckrodt plc	492,525
352,724		Merck & Co, Inc	19,279,894
7,500	*,e	Mylan NV	330,675
54,000		PerkinElmer, Inc	2,788,560
50,000	p	Perrigo Co plc	7,887,000
1,163,000		Pfizer, Inc	39,332,660
63,000		Thermo Electron Corp	8,239,140
		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES	155,283,514

REAL ESTATE - 3.8%
33,800		Alexandria Real Estate Equities, Inc	3,033,212
6,000		Apartment Investment & Management Co (Class A)	235,140
14,224		AvalonBay Communities, Inc	2,486,782
16,000		Camden Property Trust	1,180,640
45,000		Care Capital Properties, Inc	1,482,750
30,000		Columbia Property Trust, Inc	745,200
22,000		Corrections Corp of America	627,000
11,300		Digital Realty Trust, Inc	835,748
64,224		Duke Realty Corp	1,329,437
45,000		Equity Lifestyle Properties, Inc	2,721,600
66,300		Equity Residential	5,126,316
24,500		Essex Property Trust, Inc	5,400,780
69,890		Extra Space Storage, Inc	5,538,084
19,900		Federal Realty Investment Trust	2,855,451
106,800		General Growth Properties, Inc	3,091,860
25,000		Jones Lang LaSalle, Inc	4,167,750
57,750		Kilroy Realty Corp	3,802,260
77,224		Kimco Realty Corp	2,067,286
17,500		Macerich Co	1,482,950
24,724		National Retail Properties, Inc	939,512
27,224		Prologis, Inc	1,163,282
27,500		Public Storage, Inc	6,310,150
45,750		Regency Centers Corp	3,109,170
19,000		Simon Property Group, Inc	3,827,740
18,724		SL Green Realty Corp	2,221,041
47,500		UDR, Inc	1,636,850
27,724		Ventas, Inc	1,489,333
17,224		Vornado Realty Trust	1,731,873
22,224		Welltower, Inc	1,441,671
20,000		Weyerhaeuser Co	586,600
		TOTAL REAL ESTATE	72,667,468

RETAILING - 2.1%
238,900		Best Buy Co, Inc	8,368,667
23,800		Dillard’s, Inc (Class A)	2,129,624
20,300		Expedia, Inc	2,766,890
3,600		Foot Locker, Inc	243,900
139,000	e	GameStop Corp (Class A)	6,403,730
14

TIAA-CREF FUNDS - Enhanced Large-Cap Value Index Fund

SHARES		COMPANY	VALUE

71,800		Kohl’s Corp	$3,311,416
47,500		Macy’s, Inc	2,421,550
118,800		Staples, Inc	1,543,212
168,380		Target Corp	12,995,568
		TOTAL RETAILING	40,184,557

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 2.9%
5,000		Analog Devices, Inc	300,600
54,000		Avago Technologies Ltd	6,649,020
145,000		Broadcom Corp (Class A)	7,453,000
642,424		Intel Corp	21,752,477
33,800		Lam Research Corp	2,588,742
24,224		Maxim Integrated Products, Inc	992,699
463,000	*	Micron Technology, Inc	7,667,280
168,700		Nvidia Corp	4,786,019
40,000		Teradyne, Inc	780,800
50,000		Xilinx, Inc	2,381,000
		TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT	55,351,637

SOFTWARE & SERVICES - 4.6%
145,000		Activision Blizzard, Inc	5,040,200
78,390	*	Akamai Technologies, Inc	4,767,680
63,800		Amdocs Ltd	3,800,566
53,605	*,e	Black Knight Financial Services, Inc	1,931,388
12,000		CA, Inc	332,520
66,200		Computer Sciences Corp	4,408,258
27,500	*	Electronic Arts, Inc	1,981,925
29,724		Fidelity National Information Services, Inc	2,167,474
45,000	*	HomeAway, Inc	1,420,200
49,124		International Business Machines Corp	6,881,290
535,724		Microsoft Corp	28,200,511
21,890	*,e	Mobileye NV	996,433
157,000		Oracle Corp	6,097,880
24,000		Symantec Corp	494,400
26,800	*	Synopsys, Inc	1,339,464
83,000	*	VMware, Inc (Class A)	4,992,450
83,000	*	Workday, Inc	6,554,510
172,424	*	Yahoo!, Inc	6,141,743
		TOTAL SOFTWARE & SERVICES	87,548,892

TECHNOLOGY HARDWARE & EQUIPMENT - 4.3%
21,000	*	ARRIS Group, Inc	593,460
54,000	*	Arrow Electronics, Inc	2,969,460
66,800		Avnet, Inc	3,034,724
80,890		Brocade Communications Systems, Inc	842,874
41,890		CDW Corp	1,872,064
702,424		Cisco Systems, Inc	20,264,933
34,309	*	CommScope Holding Co, Inc	1,112,641
319,000		Corning, Inc	5,933,400
9,724		Dolby Laboratories, Inc (Class A)	337,131
257,224		EMC Corp	6,744,413
7,500		Harris Corp	593,475
15

TIAA-CREF FUNDS - Enhanced Large-Cap Value Index Fund

SHARES		COMPANY	VALUE

415,400		Hewlett-Packard Co	$11,199,184
90,000		Ingram Micro, Inc (Class A)	2,680,200
111,000		Jabil Circuit, Inc	2,550,780
67,575		Juniper Networks, Inc	2,121,179
13,000		Lexmark International, Inc (Class A)	422,370
33,800	*	NCR Corp	899,080
144,224		Qualcomm, Inc	8,569,790
37,400		SanDisk Corp	2,879,800
101,300		Western Digital Corp	6,768,866
		TOTAL TECHNOLOGY HARDWARE & EQUIPMENT	82,389,824

TELECOMMUNICATION SERVICES - 2.1%
614,224		AT&T, Inc	20,582,646
35,000		CenturyTel, Inc	987,350
47,000	*	Level 3 Communications, Inc	2,394,650
11,900	*	SBA Communications Corp (Class A)	1,416,338
83,000		Telephone & Data Systems, Inc	2,377,120
126,300	*	T-Mobile US, Inc	4,785,507
150,000		Verizon Communications, Inc	7,032,000
		TOTAL TELECOMMUNICATION SERVICES	39,575,611

TRANSPORTATION - 1.5%
36,800		Alaska Air Group, Inc	2,806,000
201,900		CSX Corp	5,449,281
56,700		Delta Air Lines, Inc	2,882,628
33,000		FedEx Corp	5,149,650
198,890	*	JetBlue Airways Corp	4,940,427
4,000		Macquarie Infrastructure Co LLC	318,200
31,224		Norfolk Southern Corp	2,498,857
2,000		Ryder System, Inc	143,560
51,000		Union Pacific Corp	4,556,850
		TOTAL TRANSPORTATION	28,745,453

UTILITIES - 6.2%
37,500		AES Corp	410,625
68,000		Ameren Corp	2,970,240
138,000		American Electric Power Co, Inc	7,817,700
75,400		American Water Works Co, Inc	4,324,944
29,500		Atmos Energy Corp	1,858,500
103,000		CMS Energy Corp	3,715,210
53,724		Consolidated Edison, Inc	3,532,353
41,424		Dominion Resources, Inc	2,958,916
45,000		DTE Energy Co	3,671,550
27,224		Duke Energy Corp	1,945,699
118,800		Edison International	7,189,776
93,900		Eversource Energy	4,783,266
12,224		Exelon Corp	341,294
136,000		FirstEnergy Corp	4,243,200
10,000		Hawaiian Electric Industries, Inc	292,600
68,000	e	Health Care Select Sector SPDR Fund	4,851,120
100,000		NextEra Energy, Inc	10,266,000
62,224		NiSource, Inc	1,192,212
16

TIAA-CREF FUNDS - Enhanced Large-Cap Value Index Fund

SHARES		COMPANY	VALUE

121,000		PG&E Corp	$6,461,400
58,500		Pinnacle West Capital Corp	3,715,335
123,000		PPL Corp	4,231,200
181,000		Public Service Enterprise Group, Inc	7,473,490
43,800		SCANA Corp	2,593,836
44,774		Sempra Energy	4,585,305
44,224		Southern Co	1,994,503
50,000		Technology Select Sector SPDR Fund	2,182,500
108,000		UGI Corp	3,960,360
93,000		WEC Energy Group, Inc	4,795,080
71,300		Westar Energy, Inc	2,830,610
169,300		Xcel Energy, Inc	6,032,159
		TOTAL UTILITIES	117,220,983

		TOTAL COMMON STOCKS	1,883,812,382
		(Cost $1,599,765,976)

SHORT-TERM INVESTMENTS - 1.8%
INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 1.8%
34,059,266	c	TIAA-CREF Short Term Lending Portfolio of the State Street Navigator Securities Lending Trust	34,059,266
		TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES	34,059,266

		TOTAL SHORT-TERM INVESTMENTS	34,059,266
		(Cost $34,059,266)
		TOTAL INVESTMENTS - 101.2%	1,917,871,648
		(Cost $1,633,825,242)
		OTHER ASSETS & LIABILITIES, NET - (1.2)%	(23,218,355)
		NET ASSETS - 100.0%	$1,894,653,293

Abbreviation(s):
ETF Exchange Traded Fund
SPDR Standard & Poor’s Depository Receipts

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $33,330,318.
p	All or a portion of these securities have been segregated by the custodian to cover margin requirements on open written options contracts.
17

TIAA-CREF FUNDS - Growth & Income Fund

TIAA-CREF FUNDS

GROWTH & INCOME FUND

SCHEDULE OF INVESTMENTS

October 31, 2015

SHARES		COMPANY	VALUE

COMMON STOCKS - 100.1%

AUTOMOBILES & COMPONENTS - 0.8%
282,488		Delphi Automotive plc	$23,500,176
484,391		General Motors Co	16,910,090
		TOTAL AUTOMOBILES & COMPONENTS	40,410,266

BANKS - 5.4%
4,032,950		Bank of America Corp	67,672,901
1,407,385		Citigroup, Inc	74,830,660
898,598		JPMorgan Chase & Co	57,734,921
1,128,368		Wells Fargo & Co	61,089,844
		TOTAL BANKS	261,328,326

CAPITAL GOODS - 6.6%
61,034		Acuity Brands, Inc	13,342,032
393,503	p	Caesarstone Sdot-Yam Ltd	13,973,292
3,358,719	p	General Electric Co	97,134,153
473,139		Honeywell International, Inc	48,865,796
335,554		Illinois Tool Works, Inc	30,850,835
58,693		L-3 Communications Holdings, Inc	7,418,795
160,804		Northrop Grumman Corp	30,190,951
293,624		Raytheon Co	34,471,458
91,277		Snap-On, Inc	15,141,942
677,202	*	USG Corp	15,961,651
109,731	*	WABCO Holdings, Inc	12,315,110
		TOTAL CAPITAL GOODS	319,666,015

COMMERCIAL & PROFESSIONAL SERVICES - 0.7%
224,016		Equifax, Inc	23,873,385
126,795	*,p	Verisk Analytics, Inc	9,079,790
		TOTAL COMMERCIAL & PROFESSIONAL SERVICES	32,953,175

CONSUMER DURABLES & APPAREL - 3.9%
256,094		Electrolux AB (Series B)	7,534,379
297,640	*	GoPro, Inc	7,441,000
617,346	*	Jarden Corp	27,657,101
833,039	*,p	Kate Spade & Co	14,969,711
781,778	e	Mattel, Inc	19,216,103
97,013	*,p	Mohawk Industries, Inc	18,966,041
873,974		Newell Rubbermaid, Inc	37,082,717
294,458		Nike, Inc (Class B)	38,582,832
268,815	p	VF Corp	18,150,389
		TOTAL CONSUMER DURABLES & APPAREL	189,600,273
18

TIAA-CREF FUNDS - Growth & Income Fund

SHARES		COMPANY	VALUE

CONSUMER SERVICES - 2.5%
745,889		Hilton Worldwide Holdings, Inc	$18,639,766
92,568		McDonald’s Corp	10,390,758
790,418	*,p	MGM Resorts International	18,329,793
339,340	*	Norwegian Cruise Line Holdings Ltd	21,588,811
445,735	e	Restaurant Brands International, Inc	17,900,718
579,245	p	Sonic Corp	16,531,652
312,197		Starbucks Corp	19,534,166
		TOTAL CONSUMER SERVICES	122,915,664

DIVERSIFIED FINANCIALS - 2.8%
1,270,847		ING Groep NV	18,495,744
397,824	p	Lazard Ltd (Class A)	18,427,208
306,616		Legg Mason, Inc	13,721,066
360,396		Moody’s Corp	34,655,680
1,089,729		Morgan Stanley	35,928,365
426,295		Voya Financial, Inc	17,294,788
		TOTAL DIVERSIFIED FINANCIALS	138,522,851

ENERGY - 5.8%
574,610		Anadarko Petroleum Corp	38,429,917
215,696		Baker Hughes, Inc	11,362,865
215,432		Chevron Corp	19,578,460
262,297	*	Concho Resources, Inc	30,402,845
676,382	*	Continental Resources, Inc	22,936,114
287,712	*	Diamondback Energy, Inc	21,244,654
334,110		Energen Corp	19,428,497
419,808		EOG Resources, Inc	36,040,517
386,665	*	Occidental Petroleum Corp	28,822,009
185,480		Pioneer Natural Resources Co	25,436,727
261,147	*	RSP Permian, Inc	7,160,651
300,264		Schlumberger Ltd	23,468,634
		TOTAL ENERGY	284,311,890

FOOD & STAPLES RETAILING - 2.2%
208,437		Costco Wholesale Corp	32,958,059
282,505		CVS Health Corp	27,905,844
1,286,718		Kroger Co	48,637,940
		TOTAL FOOD & STAPLES RETAILING	109,501,843

FOOD, BEVERAGE & TOBACCO - 7.1%
722,574		Altria Group, Inc	43,694,050
339,701	*,e	Blue Buffalo Pet Products, Inc	6,094,236
1,833,707		Britvic plc	19,712,591
171,377		Brown-Forman Corp (Class B)	18,196,810
1,046,286		Coca-Cola Co	44,310,212
165,275		Constellation Brands, Inc (Class A)	22,279,070
83,253		Diageo plc (ADR)	9,580,755
285,499		General Mills, Inc	16,590,347
939,783		Mondelez International, Inc	43,380,383
200,075	*	Monster Beverage Corp	27,274,224
761,188		PepsiCo, Inc	77,785,802
112,280	*	Post Holdings, Inc	7,216,236
19

TIAA-CREF FUNDS - Growth & Income Fund

SHARES		COMPANY	VALUE

114,122	*	TreeHouse Foods, Inc	$9,773,408
		TOTAL FOOD, BEVERAGE & TOBACCO	345,888,124

HEALTH CARE EQUIPMENT & SERVICES - 4.1%
994,705	*	Boston Scientific Corp	18,183,207
159,194	*,p	Edwards Lifesciences Corp	25,017,337
421,336	*	Express Scripts Holding Co	36,395,004
192,396		Getinge AB (B Shares)	4,808,292
500,396	*,p	Hologic, Inc	19,445,389
600,383		Medtronic plc	44,380,311
179,167	e	STERIS Corp	13,428,567
242,503	p	Universal Health Services, Inc (Class B)	29,607,191
167,802	*	VCA Antech, Inc	9,190,515
		TOTAL HEALTH CARE EQUIPMENT & SERVICES	200,455,813

HOUSEHOLD & PERSONAL PRODUCTS - 0.5%
103,221		Beiersdorf AG.	9,803,504
162,472	p	Estee Lauder Cos (Class A)	13,072,497
		TOTAL HOUSEHOLD & PERSONAL PRODUCTS	22,876,001

INSURANCE - 2.6%
361,172		ACE Ltd	41,007,469
846,031		Hartford Financial Services Group, Inc	39,137,394
355,038		Metlife, Inc	17,886,814
720,622		XL Capital Ltd	27,441,286
		TOTAL INSURANCE	125,472,963

MATERIALS - 2.5%
258,330	e	Akzo Nobel NV	18,271,774
749,669		Dow Chemical Co	38,735,397
271,883		PPG Industries, Inc	28,346,522
140,473		Scotts Miracle-Gro Co (Class A)	9,293,694
552,156		Sealed Air Corp	27,121,903
		TOTAL MATERIALS	121,769,290

MEDIA - 3.9%
340,741	*,p	AMC Networks, Inc	25,177,353
570,633		Comcast Corp (Class A)	35,733,039
199,609	*,p	DreamWorks Animation SKG, Inc (Class A)	4,040,086
432,876		Lions Gate Entertainment Corp	16,869,178
721,106		Sky plc	12,169,182
273,024		Time Warner, Inc	20,569,628
156,975		Viacom, Inc (Class B)	7,740,437
613,738		Walt Disney Co	69,806,560
		TOTAL MEDIA	192,105,463

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 10.5%
840,151		AbbVie, Inc	50,030,992
161,162	*	Allergan plc	49,713,642
304,105		Amgen, Inc	48,103,329
218,434		AstraZeneca plc	13,921,343
20

TIAA-CREF FUNDS - Growth & Income Fund

SHARES		COMPANY	VALUE

124,561	*	BioMarin Pharmaceutical, Inc	$14,578,619
738,772		Bristol-Myers Squibb Co	48,722,013
389,766	*	Celgene Corp	47,828,186
631,477		Eli Lilly & Co	51,509,579
628,750	*,e	H Lundbeck AS	18,470,668
100,627	*	Illumina, Inc	14,417,837
278,843		Ipsen	17,586,030
132,922	*	Jazz Pharmaceuticals plc	18,247,532
467,050	*,e	Merrimack Pharmaceuticals, Inc	4,362,247
128,108	*	Mylan NV	5,648,282
2,492,613		Pfizer, Inc	84,300,172
166,984		Shire Ltd	12,645,839
116,533		UCB S.A.	10,072,870
		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES	510,159,180

REAL ESTATE - 0.7%
371,854		Brixmor Property Group, Inc	9,526,899
207,593		Crown Castle International Corp	17,740,898
296,851		Duke Realty Corp	6,144,816
		TOTAL REAL ESTATE	33,412,613

RETAILING - 7.9%
139,938	*	Amazon.com, Inc	87,587,194
37,889	*	AutoZone, Inc	29,720,510
615,750		Best Buy Co, Inc	21,569,722
200,017		Expedia, Inc	27,262,317
687,501		Home Depot, Inc	85,002,624
349,625	e	Inditex S.A.	13,091,483
2,310,830	*	JC Penney Co, Inc	21,190,311
359,486	*	NetFlix, Inc	38,961,093
91,520	*	O’Reilly Automotive, Inc	25,283,315
222,409		Target Corp	17,165,527
219,158		Tiffany & Co	18,067,386
		TOTAL RETAILING	384,901,482

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 3.3%
116,479	*,e	Ambarella, Inc	5,758,722
326,045		Analog Devices, Inc	19,601,825
201,595		Avago Technologies Ltd	24,822,392
251,365	*,p	Cavium Networks, Inc	17,834,347
1,775,827		Intel Corp	60,129,502
361,280		Nvidia Corp	10,249,514
259,435	*,p	NXP Semiconductors NV	20,326,732
		TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT	158,723,034

SOFTWARE & SERVICES - 13.6%
140,352		Activision Blizzard, Inc	4,878,636
194,692	*	Alphabet, Inc (Class C)	138,389,021
285,812	*,e	Check Point Software Technologies	24,276,871
192,885		Dassault Systemes S.A.	15,216,320
296,584	*,p	Electronic Arts, Inc	21,374,809
860,518	*	Facebook, Inc	87,747,020
21

TIAA-CREF FUNDS - Growth & Income Fund

SHARES		COMPANY	VALUE

193,148	*,p	Manhattan Associates, Inc	$14,070,832
2,363,493		Microsoft Corp	124,414,272
84,421	*,p	MicroStrategy, Inc (Class A)	14,526,321
206,233	*,e	Mobileye NV	9,387,726
1,099,788		Oracle Corp	42,715,766
116,317	*,e	Proofpoint, Inc	8,193,370
551,704	*	Salesforce.com, Inc	42,872,918
560,756	*	Take-Two Interactive Software, Inc	18,617,099
713,500		Tencent Holdings Ltd	13,449,026
749,949	p	Visa, Inc (Class A)	58,181,043
2,387,808	*,g	Worldpay Group plc	10,270,110
381,451	*	Yahoo!, Inc	13,587,285
		TOTAL SOFTWARE & SERVICES	662,168,445

TECHNOLOGY HARDWARE & EQUIPMENT - 6.7%
1,544,478		Apple, Inc	184,565,121
748,138	*	Ciena Corp	18,060,051
2,431,985		Cisco Systems, Inc	70,162,767
283,921	*,e	Fitbit, Inc	11,510,158
792,916		Juniper Networks, Inc	24,889,633
57,599	*	Synaptics, Inc	4,901,099
141,284	*	Zebra Technologies Corp (Class A)	10,864,740
		TOTAL TECHNOLOGY HARDWARE & EQUIPMENT	324,953,569

TELECOMMUNICATION SERVICES - 2.3%
1,426,392		AT&T, Inc	47,798,396
497,742	*	Level 3 Communications, Inc	25,359,955
473,234		Telephone & Data Systems, Inc	13,553,422
649,582	*	T-Mobile US, Inc	24,612,662
		TOTAL TELECOMMUNICATION SERVICES	111,324,435

TRANSPORTATION - 2.0%
782,185		Delta Air Lines, Inc	39,766,285
138,658		FedEx Corp	21,637,581
235,030		Kansas City Southern Industries, Inc	19,451,083
158,046		United Parcel Service, Inc (Class B)	16,281,899
		TOTAL TRANSPORTATION	97,136,848

UTILITIES - 1.7%
299,779		American Water Works Co, Inc	17,195,324
358,934		NextEra Energy, Inc	36,848,164
443,631		NiSource, Inc	8,499,970
197,140		Sempra Energy	20,189,107
		TOTAL UTILITIES	82,732,565

		TOTAL COMMON STOCKS	4,873,290,128
		(Cost $3,855,307,375)
22

TIAA-CREF FUNDS - Growth & Income Fund

SHARES		COMPANY	RATE	MATURITY DATE	VALUE

PURCHASED OPTIONS - 0.0%

HOUSEHOLD & PERSONAL PRODUCTS - 0.0%
30,000		Estee Lauder Cos, Inc			$84,000
		TOTAL HOUSEHOLD & PERSONAL PRODUCTS			84,000

SOFTWARE & SERVICES - 0.0%
20,000		Electronic Arts, Inc			32,800
		TOTAL SOFTWARE & SERVICES			32,800

		TOTAL PURCHASED OPTIONS			116,800
		(Cost $111,266)

PRINCIPAL		ISSUER
SHORT-TERM INVESTMENTS - 2.4%
GOVERNMENT AGENCY DEBT - 0.1%
$800,000		Federal Home Loan Mortgage Corp (FHLMC)	0.040%	11/13/15	799,993
		TOTAL GOVERNMENT AGENCY DEBT			799,993

SHARES		COMPANY
INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 2.3%
112,877,830	c	TIAA-CREF Short Term Lending Portfolio of the State Street Navigator Securities Lending Trust			112,877,830
		TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES			112,877,830

		TOTAL SHORT-TERM INVESTMENTS			113,677,823
		(Cost $113,677,819)
		TOTAL INVESTMENTS - 102.5%			4,987,084,751
		(Cost $3,969,096,460)
		OTHER ASSETS & LIABILITIES, NET - (2.5)%			(120,116,277)
		NET ASSETS - 100.0%			$4,866,968,474

Abbreviation(s):
ADR American Depositary Receipt

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $112,410,881.
g	Security is exempt from registration under Rule 144(A) of the Securities Act of1933. Such securities are deemed liquid and may be resold in transactions exempt from registration to qualified institutional buyers. At 10/31/2015, the aggregate value of these securities amounted to 10,270,110 or 0.2% of net assets.
p	All or a portion of these securities have been segregated by the custodian to cover margin requirements on open written options contracts.
23

TIAA-CREF FUNDS - Large-Cap Growth Fund

TIAA-CREF FUNDS
LARGE-CAP GROWTH FUND
SCHEDULE OF INVESTMENTS
October 31, 2015

SHARES		COMPANY	VALUE

COMMON STOCKS - 99.6%

AUTOMOBILES & COMPONENTS - 1.8%
535,864		Delphi Automotive plc	$44,578,526
77,402	*,e	Tesla Motors, Inc	16,016,796
		TOTAL AUTOMOBILES & COMPONENTS	60,595,322

CAPITAL GOODS - 3.5%
211,570		Boeing Co	31,327,170
118,977	*	Middleby Corp	13,913,170
193,605		Northrop Grumman Corp	36,349,339
174,053		Roper Industries, Inc	32,434,776
213,919	*	Univar, Inc	3,777,810
		TOTAL CAPITAL GOODS	117,802,265

COMMERCIAL & PROFESSIONAL SERVICES - 2.7%
1,085,720		Nielsen NV	51,582,557
541,430	*	Verisk Analytics, Inc	38,771,802
		TOTAL COMMERCIAL & PROFESSIONAL SERVICES	90,354,359

CONSUMER DURABLES & APPAREL - 3.9%
122,540		Harman International Industries, Inc	13,474,498
635,852		Nike, Inc (Class B)	83,315,688
502,492		VF Corp	33,928,260
		TOTAL CONSUMER DURABLES & APPAREL	130,718,446

CONSUMER SERVICES - 6.6%
535,726		ARAMARK Holdings Corp	16,259,284
16,887	*	Chipotle Mexican Grill, Inc (Class A)	10,811,564
540,525		Las Vegas Sands Corp	26,761,393
1,096,923	*	Norwegian Cruise Line Holdings Ltd	69,786,241
1,559,568		Starbucks Corp	97,582,170
		TOTAL CONSUMER SERVICES	221,200,652

DIVERSIFIED FINANCIALS - 4.6%
815,455		Charles Schwab Corp	24,887,687
107,133		IntercontinentalExchange Group, Inc	27,040,369
341,496		McGraw-Hill Financial, Inc	31,636,189
345,716		Moody’s Corp	33,244,051
1,005,988		Morgan Stanley	33,167,424
106,964	*	Synchrony Financial	3,290,213
		TOTAL DIVERSIFIED FINANCIALS	153,265,933

ENERGY - 0.7%
212,910	*	Concho Resources, Inc	24,678,398
		TOTAL ENERGY	24,678,398
24

TIAA-CREF FUNDS - Large-Cap Growth Fund

SHARES		COMPANY	VALUE

FOOD, BEVERAGE & TOBACCO - 2.2%
124,534	*,e	Blue Buffalo Pet Products, Inc	$2,234,140
110,783		Molson Coors Brewing Co (Class B)	9,759,982
365,198	*	Monster Beverage Corp	49,783,792
254,937		Pinnacle Foods, Inc	11,237,623
		TOTAL FOOD, BEVERAGE & TOBACCO	73,015,537

HEALTH CARE EQUIPMENT & SERVICES - 2.5%
484,672	*	Cerner Corp	32,128,907
140,419	*	Idexx Laboratories, Inc	9,635,551
87,078	*	Intuitive Surgical, Inc	43,242,935
		TOTAL HEALTH CARE EQUIPMENT & SERVICES	85,007,393

HOUSEHOLD & PERSONAL PRODUCTS - 1.9%
803,022		Estee Lauder Cos (Class A)	64,611,150
		TOTAL HOUSEHOLD & PERSONAL PRODUCTS	64,611,150

MATERIALS - 3.2%
525,811		Monsanto Co	49,016,101
339,937		PPG Industries, Inc	35,441,832
88,079		Sherwin-Williams Co	23,502,120
		TOTAL MATERIALS	107,960,053

MEDIA - 3.5%
1,072,839		Comcast Corp (Class A)	67,181,178
214,159		Time Warner, Inc	16,134,739
306,872		Walt Disney Co	34,903,622
		TOTAL MEDIA	118,219,539

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 13.7%
158,489	*	Alexion Pharmaceuticals, Inc	27,894,064
229,336	*	Allergan plc	70,743,276
73,080	*	Biogen Idec, Inc	21,230,471
92,398	*	BioMarin Pharmaceutical, Inc	10,814,262
503,770		Bristol-Myers Squibb Co	33,223,631
805,668	*	Celgene Corp	98,863,520
754,015		Eli Lilly & Co	61,505,004
630,952		Gilead Sciences, Inc	68,224,840
114,057	*	Illumina, Inc	16,342,087
17,173	*	Regeneron Pharmaceuticals, Inc	9,572,058
309,068		Thermo Electron Corp	40,419,913
		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES	458,833,126

REAL ESTATE - 0.5%
470,674	*	CBRE Group, Inc	17,546,727
		TOTAL REAL ESTATE	17,546,727

RETAILING - 10.6%
296,599	*	Amazon.com, Inc	185,641,314
286,164	*	Carmax, Inc	16,886,538
25

TIAA-CREF FUNDS - Large-Cap Growth Fund

SHARES		COMPANY	VALUE

196,790		Expedia, Inc	$26,822,477
595,874		Home Depot, Inc	73,673,861
173,193	*	NetFlix, Inc	18,770,657
22,891	*	Priceline.com, Inc	33,289,008
		TOTAL RETAILING	355,083,855

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 1.8%
738,704		ARM Holdings plc (ADR)	35,036,731
769,950		Intel Corp	26,070,507
		TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT	61,107,238

SOFTWARE & SERVICES - 28.0%
190,725		Activision Blizzard, Inc	6,629,601
1,170,772	*	Adobe Systems, Inc	103,800,646
127,308	*	Akamai Technologies, Inc	7,742,873
103,782	*	Alphabet, Inc (Class A)	76,527,809
160,688	*	Alphabet, Inc (Class C)	114,218,637
206,987	*	Autodesk, Inc	11,423,613
200,278	*,e	Check Point Software Technologies	17,011,613
613,527	*	eBay, Inc	17,117,403
1,137,955	*	Facebook, Inc	116,037,271
1,218,587		Intuit, Inc	118,726,931
1,039,190		Mastercard, Inc (Class A)	102,869,418
248,784	*,e	Mobileye NV	11,324,648
495,427	*	PayPal Holdings, Inc	17,840,326
647,628	*	Red Hat, Inc	51,233,851
278,202		Sabre Corp	8,156,883
904,840	*	Salesforce.com, Inc	70,315,116
106,168	*	ServiceNow, Inc	8,668,617
1,047,001		Visa, Inc (Class A)	81,226,338
		TOTAL SOFTWARE & SERVICES	940,871,594

TECHNOLOGY HARDWARE & EQUIPMENT - 6.2%
1,036,315		Apple, Inc	123,839,642
2,551,334		Cisco Systems, Inc	73,605,986
62,437	*	Palo Alto Networks, Inc	10,052,357
		TOTAL TECHNOLOGY HARDWARE & EQUIPMENT	207,497,985

TELECOMMUNICATION SERVICES - 1.1%
688,350	*	Level 3 Communications, Inc	35,071,432
		TOTAL TELECOMMUNICATION SERVICES	35,071,432

TRANSPORTATION - 0.6%
357,615		Delta Air Lines, Inc	18,181,147
		TOTAL TRANSPORTATION	18,181,147

		TOTAL COMMON STOCKS	3,341,622,151
		(Cost $2,446,200,477)
26

TIAA-CREF FUNDS - Large-Cap Growth Fund

PRINCIPAL		ISSUER	RATE	MATURITY DATE	VALUE

SHORT-TERM INVESTMENTS - 2.3%
GOVERNMENT AGENCY DEBT - 1.0%
$2,000,000		Federal Home Loan Bank (FHLB)	0.040%	11/12/15	$1,999,986
15,000,000		FHLB	0.110	11/24/15	14,999,775
10,000,000		FHLB	0.065	12/07/15	9,999,610
9,650,000		FHLB	0.068	12/11/15	9,649,585
		TOTAL GOVERNMENT AGENCY DEBT			36,648,956

SHARES		COMPANY
INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 1.3%
42,848,848	c	TIAA-CREF Short Term Lending Portfolio of the State Street Navigator Securities Lending Trust			42,848,848
		TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES			42,848,848

		TOTAL SHORT-TERM INVESTMENTS			79,497,804
		(Cost $79,496,395)
		TOTAL INVESTMENTS - 101.9%			3,421,119,955
		(Cost $2,525,696,872)
		OTHER ASSETS & LIABILITIES, NET - (1.9)%			(65,324,327)
		NET ASSETS - 100.0%			$3,355,795,628

Abbreviation(s):
ADR American Depositary Receipt

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $41,808,561.
27

TIAA-CREF FUNDS - Large-Cap Value Fund

TIAA-CREF FUNDS
LARGE-CAP VALUE FUND
SCHEDULE OF INVESTMENTS
October 31, 2015

SHARES		COMPANY	VALUE

COMMON STOCKS - 100.3%

AUTOMOBILES & COMPONENTS - 0.5%
396,191	*	American Axle & Manufacturing Holdings, Inc	$8,779,593
1,448,415		Ford Motor Co	21,451,026
		TOTAL AUTOMOBILES & COMPONENTS	30,230,619

BANKS - 11.8%
9,430,028		Bank of America Corp	158,235,870
406,151		CIT Group, Inc	17,464,493
1,662,190		Citigroup, Inc	88,378,642
692,787	*	Hilltop Holdings, Inc	14,527,743
329,709		Huntington Bancshares, Inc	3,616,908
1,325,763		Investors Bancorp, Inc	16,585,295
1,397,989		JPMorgan Chase & Co	89,820,793
1,329,446		Keycorp	16,511,719
3,134,936		Regions Financial Corp	29,311,652
3,908,813		Sberbank of Russian Federation (ADR)	23,870,718
1,187,319		TCF Financial Corp	18,272,840
2,739,497		Wells Fargo & Co	148,316,368
1,107,104		Zions Bancorporation	31,851,382
		TOTAL BANKS	656,764,423

CAPITAL GOODS - 7.4%
396,588	*	AerCap Holdings NV	16,458,402
105,283		General Dynamics Corp	15,642,948
4,895,357		General Electric Co	141,573,724
692,032	e	Joy Global, Inc	11,889,110
221,160		L-3 Communications Holdings, Inc	27,954,624
746,877		Masco Corp	21,659,433
110,668		Raytheon Co	12,992,423
954,925		SPX Corp	11,697,831
954,925	*	SPX FLOW, Inc	32,371,958
2,188,727		Terex Corp	43,905,864
675,487		Triumph Group, Inc	31,464,185
291,808		United Technologies Corp	28,716,825
285,929	*	Univar, Inc	5,049,506
339,772	*,e	USG Corp	8,008,426
		TOTAL CAPITAL GOODS	409,385,259

CONSUMER DURABLES & APPAREL - 3.4%
194,402	*	Deckers Outdoor Corp	10,820,415
992,566	*	Jarden Corp	44,466,957
1,836,650	e	Mattel, Inc	45,144,857
8,187,200	*,e	Pioneer Corp	22,050,334
2,071,651		Pulte Homes, Inc	37,973,363
336,700	*	Sony Corp	9,570,833
28

TIAA-CREF FUNDS - Large-Cap Value Fund

SHARES		COMPANY	VALUE

705,348	*	Sony Corp (ADR)	$20,031,883
		TOTAL CONSUMER DURABLES & APPAREL	190,058,642

CONSUMER SERVICES - 3.2%
1,168,498		ARAMARK Holdings Corp	35,463,914
318,162		Carnival Corp	17,206,201
2,213,657		Extended Stay America, Inc	42,502,215
1,225,052	*	MGM Resorts International	28,408,956
863,969		Restaurant Brands International, Inc	34,696,995
5,230,800		Sands China Ltd	18,835,862
		TOTAL CONSUMER SERVICES	177,114,143

DIVERSIFIED FINANCIALS - 5.7%
257,305		American Express Co	18,850,164
386,536		Bank of New York Mellon Corp	16,099,224
128,655		Capital One Financial Corp	10,150,880
506,197	*	E*TRADE Financial Corp	14,431,676
121,303		Goldman Sachs Group, Inc	22,744,313
1,747,448		ING Groep NV (ADR)	25,285,573
220,731	e	iShares Dow Jones US Real Estate Index Fund	16,634,288
188,600		Janus Capital Group, Inc	2,928,958
374,059		Legg Mason, Inc	16,739,140
2,120,814		Morgan Stanley	69,923,237
496,160		State Street Corp	34,235,040
2,248,264	*	Synchrony Financial	69,156,601
		TOTAL DIVERSIFIED FINANCIALS	317,179,094

ENERGY - 11.9%
269,939		Anadarko Petroleum Corp	18,053,520
1,274,092		Apache Corp	60,047,956
545,376		Baker Hughes, Inc	28,730,408
949,703		Chevron Corp	86,309,008
119,831		Cimarex Energy Co	14,147,248
273,126	*	Concho Resources, Inc	31,658,035
591,094	*	Diamondback Energy, Inc	43,646,381
459,191		EOG Resources, Inc	39,421,547
961,770		Exxon Mobil Corp	79,576,850
459,520	*,e	Laredo Petroleum Holdings, Inc	5,275,290
1,291,955	*,e	Matador Resources Co	33,216,163
1,402,063		Nabors Industries Ltd	14,076,712
339,173	*	Occidental Petroleum Corp	25,281,955
479,971	*,e	Parsley Energy, Inc	8,509,886
393,600		Pioneer Natural Resources Co	53,978,304
1,338,827	*	RSP Permian, Inc	36,710,636
638,267		Schlumberger Ltd	49,886,949
2,554,004	*	Weatherford International Ltd	26,153,001
212,643		Williams Cos, Inc	8,386,640
		TOTAL ENERGY	663,066,489

FOOD & STAPLES RETAILING - 0.7%
81,010		CVS Health Corp	8,002,168
165,913		Walgreens Boots Alliance, Inc	14,049,513
29

TIAA-CREF FUNDS - Large-Cap Value Fund

SHARES		COMPANY	VALUE

318,471		Wal-Mart Stores, Inc	$18,229,280
		TOTAL FOOD & STAPLES RETAILING	40,280,961

FOOD, BEVERAGE & TOBACCO - 3.2%
1,134,132		ConAgra Foods, Inc	45,989,053
252,770		Kraft Heinz Co	19,708,477
718,718		Mondelez International, Inc	33,176,023
1,330,151		Pinnacle Foods, Inc	58,633,056
313,098	*	Post Holdings, Inc	20,122,808
		TOTAL FOOD, BEVERAGE & TOBACCO	177,629,417

HEALTH CARE EQUIPMENT & SERVICES - 2.7%
702,539		Abbott Laboratories	31,473,747
55,791		Anthem, Inc	7,763,318
108,686		Baxter International, Inc	4,063,770
1,562,794	*	Boston Scientific Corp	28,567,874
307,133		Medtronic plc	22,703,271
569,000		Olympus Corp	19,193,119
90,939		UnitedHealth Group, Inc	10,710,796
288,684	*	WellCare Health Plans, Inc	25,577,402
		TOTAL HEALTH CARE EQUIPMENT & SERVICES	150,053,297

HOUSEHOLD & PERSONAL PRODUCTS - 1.8%
1,335,250		Procter & Gamble Co	101,986,395
		TOTAL HOUSEHOLD & PERSONAL PRODUCTS	101,986,395

INSURANCE - 7.7%
403,663		ACE Ltd	45,831,897
438,755		Aflac, Inc	27,970,631
493,406		Allstate Corp	30,531,963
594,013		American International Group, Inc	37,458,460
427,218	*	Berkshire Hathaway, Inc (Class B)	58,110,192
942,396		Hartford Financial Services Group, Inc	43,595,239
887,335		Metlife, Inc	44,703,937
826,965		Principal Financial Group	41,480,565
261,857		Prudential Financial, Inc	21,603,203
217,858		Travelers Cos, Inc	24,593,990
209,739		W.R. Berkley Corp	11,709,728
1,102,874		XL Capital Ltd	41,997,442
		TOTAL INSURANCE	429,587,247

MATERIALS - 4.6%
30,329	e	Acerinox S.A.	327,685
209,672		Albemarle Corp	11,221,645
774,812		Axiall Corp	15,689,943
1,238,430	*	Cemex SAB de C.V. (ADR)	7,814,493
689,761	*	Constellium NV	2,600,399
348,031		Dow Chemical Co	17,982,762
603,592		Du Pont (E.I.) de Nemours & Co	38,267,733
995,063		Freeport-McMoRan Copper & Gold, Inc (Class B)	11,711,892
5,278,027	*	Louisiana-Pacific Corp	93,209,957
30

TIAA-CREF FUNDS - Large-Cap Value Fund

SHARES		COMPANY	VALUE

1,580,538	*	Multi Packaging Solutions International Ltd	$25,841,796
588,914		Olin Corp	11,295,371
203,379		Sealed Air Corp	9,989,976
81,708	e	Wacker Chemie AG.	7,170,438
		TOTAL MATERIALS	253,124,090

MEDIA - 0.9%
76,021		Naspers Ltd (N Shares)	11,098,639
156,576		Time Warner, Inc	11,796,436
287,210		Tribune Co	11,583,179
345,732		Viacom, Inc (Class B)	17,048,045
		TOTAL MEDIA	51,526,299

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 8.7%
980,938		Agilent Technologies, Inc	37,040,219
111,674	*	Allergan plc	34,448,079
108,686		Baxalta, Inc	3,745,320
849,699	*,e	Biovitrum AB	12,899,778
879,487	*	Endo International plc	52,760,425
614,874	*	H Lundbeck AS	18,063,036
300,748	*,e	Insys Therapeutics, Inc	7,747,268
748,238		Johnson & Johnson	75,594,485
399,354	*	Mallinckrodt plc	26,225,577
1,134,884		Merck & Co, Inc	62,032,759
192,512	*	Merrimack Pharmaceuticals, Inc	1,798,062
4,340,702		Pfizer, Inc	146,802,542
103,679		Zoetis Inc	4,459,234
		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES	483,616,784

REAL ESTATE - 1.4%
241,412		Brixmor Property Group, Inc	6,184,975
62,900	*	Lifestyle Properties Development Ltd	17,042
386,393		Post Properties, Inc	23,083,118
159,708		Potlatch Corp	4,989,278
1,423,140		Starwood Property Trust, Inc	28,590,883
46,298		Vornado Realty Trust	4,655,264
774,190		WP GLIMCHER, Inc	8,996,088
		TOTAL REAL ESTATE	76,516,648

RETAILING - 1.9%
148,922		Expedia, Inc	20,298,069
3,579,071	*	Groupon, Inc	13,278,353
11,457,948	e	Hengdeli Holdings Ltd	1,720,064
13,770,320	*,e	Intime Retail Group Co Ltd	15,174,384
5,388,098	*	JC Penney Co, Inc	49,408,859
40,738		Target Corp	3,144,159
		TOTAL RETAILING	103,023,888

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 4.4%
2,413,937		Advanced Semiconductor Engineering, Inc (ADR)	13,855,998
1,611,946		Atmel Corp	12,250,790
31

TIAA-CREF FUNDS - Large-Cap Value Fund

SHARES		COMPANY	VALUE

3,689,884	e	Cypress Semiconductor Corp	$38,891,377
2,941,002		Intel Corp	99,582,328
2,672,540		Marvell Technology Group Ltd	21,941,553
621,628	*	Mellanox Technologies Ltd	29,284,895
2,648,629	*	ON Semiconductor Corp	29,134,919
		TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT	244,941,860

SOFTWARE & SERVICES - 4.8%
26,225	*	Baidu, Inc (ADR)	4,916,401
134,925	*,e	Cimpress NV	10,645,583
418,110	*	Citrix Systems, Inc	34,326,831
421,538	*	eBay, Inc	11,760,910
231,887	*	Fortinet, Inc	7,967,637
1,361,897		Microsoft Corp	71,690,258
78,926	*	MicroStrategy, Inc (Class A)	13,580,797
613,922		Oracle Corp	23,844,730
197,479	*	PTC, Inc	6,998,656
332,234	*	Rackspace Hosting, Inc	8,588,249
386,926		Sabre Corp	11,344,670
1,710,122	*	Yahoo!, Inc	60,914,546
		TOTAL SOFTWARE & SERVICES	266,579,268

TECHNOLOGY HARDWARE & EQUIPMENT - 4.8%
314,284	*	Ciena Corp	7,586,816
2,484,363		Cisco Systems, Inc	71,673,872
421,515		Corning, Inc	7,840,179
712,338		EMC Corp	18,677,502
1,302,784		Hewlett-Packard Co	35,123,057
344,300		Hitachi High-Technologies Corp	9,259,277
1,195,738		Juniper Networks, Inc	37,534,216
386,226	*,e	Knowles Corp	6,434,525
634,303	*	Lumentum Holdings, Inc	9,095,905
3,635,774	e	Nokia Corp	26,977,443
209,531		Qualcomm, Inc	12,450,332
192,358	e	Seagate Technology, Inc	7,321,146
2,584,022	*	Viavi Solutions, Inc	15,374,931
		TOTAL TECHNOLOGY HARDWARE & EQUIPMENT	265,349,201

TELECOMMUNICATION SERVICES - 3.0%
2,150,739		AT&T, Inc	72,071,264
930,597	*	Level 3 Communications, Inc	47,413,917
1,634,145		Telephone & Data Systems, Inc	46,801,913
		TOTAL TELECOMMUNICATION SERVICES	166,287,094

TRANSPORTATION - 2.1%
823,175		American Airlines Group, Inc	38,047,149
726,667	*,b,m	AMR Corp (Escrow)	7,266
82,517		FedEx Corp	12,876,778
1,474,513	*	Hertz Global Holdings, Inc	28,753,003
331,743		Kansas City Southern Industries, Inc	27,455,051
131,325	*	United Continental Holdings, Inc	7,920,211
		TOTAL TRANSPORTATION	115,059,458
32

TIAA-CREF FUNDS - Large-Cap Value Fund

SHARES		COMPANY	RATE	MATURITY DATE	VALUE

UTILITIES - 3.7%
288,067		Duke Energy Corp			$20,588,148
217,945		Edison International			13,190,031
260,775		Exelon Corp			7,280,838
1,050,949		FirstEnergy Corp			32,789,609
616,537		NextEra Energy, Inc			63,293,689
952,117		NRG Energy, Inc			12,272,788
232,362		PG&E Corp			12,408,131
117,107		Sempra Energy			11,992,928
441,756		Westar Energy, Inc			17,537,713
380,101		Xcel Energy, Inc			13,542,999
		TOTAL UTILITIES			204,896,874

		TOTAL COMMON STOCKS			5,574,257,450
		(Cost $4,940,274,604)

PRINCIPAL		ISSUER
SHORT-TERM INVESTMENTS - 2.2%
GOVERNMENT AGENCY DEBT - 0.3%
$3,700,000		Federal Home Loan Bank (FHLB)	0.050%	11/02/15	3,700,000
300,000		FHLB	0.080	11/12/15	299,997
6,700,000		FHLB	0.065	12/07/15	6,699,739
1,400,000		Federal National Mortgage Association (FNMA)	0.045	11/18/15	1,399,984
		TOTAL GOVERNMENT AGENCY DEBT			12,099,720

SHARES		COMPANY
INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 1.9%
107,719,320	c	TIAA-CREF Short Term Lending Portfolio of the State Street Navigator Securities Lending Trust			107,719,320
		TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES			107,719,320

		TOTAL SHORT-TERM INVESTMENTS			119,819,040
		(Cost $119,818,842)
		TOTAL INVESTMENTS - 102.5%			5,694,076,490
		(Cost $5,060,093,446)
		OTHER ASSETS & LIABILITIES, NET - (2.5)%			(138,711,795)
		NET ASSETS - 100.0%			$5,555,364,695

Abbreviation(s):
ADR American Depositary Receipt

*	Non-income producing
b	In bankruptcy
c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $104,510,177.
m	Indicates a security that has been deemed illiquid.
33

TIAA-CREF FUNDS - Mid-Cap Growth Fund

TIAA-CREF FUNDS

MID-CAP GROWTH FUND

SCHEDULE OF INVESTMENTS

October 31, 2015

SHARES		COMPANY	VALUE

COMMON STOCKS - 99.5%

AUTOMOBILES & COMPONENTS - 1.6%
328,312		Delphi Automotive plc	$27,312,275
		TOTAL AUTOMOBILES & COMPONENTS	27,312,275

BANKS - 2.7%
962,221		Investors Bancorp, Inc	12,037,385
123,336	*	Signature Bank	18,367,197
131,697	*	SVB Financial Group	16,076,253
		TOTAL BANKS	46,480,835

CAPITAL GOODS - 9.6%
90,363		Acuity Brands, Inc	19,753,352
390,813		Ametek, Inc	21,424,369
188,121		Fortune Brands Home & Security, Inc	9,844,372
728,462		Masco Corp	21,125,398
144,230	*	Middleby Corp	16,866,256
208,575		Owens Corning, Inc	9,496,420
87,163		Roper Industries, Inc	16,242,825
101,018		Snap-On, Inc	16,757,876
96,895	*	Sunrun, Inc	717,992
90,128	*	TransDigm Group, Inc	19,814,641
588,494	*	USG Corp	13,870,803
		TOTAL CAPITAL GOODS	165,914,304

COMMERCIAL & PROFESSIONAL SERVICES - 2.3%
336,854		Nielsen NV	16,003,933
131,629	*	Stericycle, Inc	15,975,812
115,000	*	Verisk Analytics, Inc	8,235,150
		TOTAL COMMERCIAL & PROFESSIONAL SERVICES	40,214,895

CONSUMER DURABLES & APPAREL - 6.1%
171,467		Carter’s, Inc	15,582,921
434,480		DR Horton, Inc	12,791,091
311,873		Hanesbrands, Inc	9,961,224
155,331		Harman International Industries, Inc	17,080,197
326,783	*	Jarden Corp	14,639,878
95,761	*	Mohawk Industries, Inc	18,721,275
174,575	*,e	Under Armour, Inc (Class A)	16,598,591
		TOTAL CONSUMER DURABLES & APPAREL	105,375,177

CONSUMER SERVICES - 4.2%
17,220	*	Chipotle Mexican Grill, Inc (Class A)	11,024,760
72,611	*,e	Fogo De Chao, Inc	1,096,426
785,505		Hilton Worldwide Holdings, Inc	19,629,770
34

TIAA-CREF FUNDS - Mid-Cap Growth Fund

SHARES		COMPANY	VALUE

239,305	e	Melco PBL Entertainment Macau Ltd (ADR)	$4,482,183
286,122	*	Norwegian Cruise Line Holdings Ltd	18,203,082
320,300		Restaurant Brands International, Inc	12,863,248
179,720	*,e	Zoe’s Kitchen, Inc	6,187,760
		TOTAL CONSUMER SERVICES	73,487,229

DIVERSIFIED FINANCIALS - 6.8%
94,585	*	Affiliated Managers Group, Inc	17,049,892
505,391	e	iShares Russell Midcap Growth Index Fund	47,597,724
247,806		Lazard Ltd (Class A)	11,478,374
261,342		McGraw-Hill Financial, Inc	24,210,723
186,306		Moody’s Corp	17,915,185
		TOTAL DIVERSIFIED FINANCIALS	118,251,898

ENERGY - 1.3%
166,363	*	Diamondback Energy, Inc	12,284,244
354,209	*	RSP Permian, Inc	9,712,411
		TOTAL ENERGY	21,996,655

FOOD, BEVERAGE & TOBACCO - 4.5%
329,325	*,e	Blue Buffalo Pet Products, Inc	5,908,091
150,775		Constellation Brands, Inc (Class A)	20,324,470
243,791	*	Hain Celestial Group, Inc	12,152,981
193,506	*	Monster Beverage Corp	26,378,738
345,327	*	WhiteWave Foods Co (Class A)	14,151,500
		TOTAL FOOD, BEVERAGE & TOBACCO	78,915,780

HEALTH CARE EQUIPMENT & SERVICES - 8.4%
192,509	*	Acadia Healthcare Co, Inc	11,821,978
123,493		AmerisourceBergen Corp	11,918,309
197,648	*	Centene Corp	11,756,103
272,666	*	Cerner Corp	18,075,029
98,954	*	DexCom, Inc	8,244,847
126,372	*	Edwards Lifesciences Corp	19,859,360
310,000	*	Envision Healthcare Holdings, Inc	8,742,000
107,507	*	Henry Schein, Inc	16,309,887
391,314	*,e	Inovalon Holdings, Inc	9,019,788
141,977	*	Insulet Corp	4,245,112
24,776	*	Intuitive Surgical, Inc	12,303,762
188,579	*	Pediatrix Medical Group, Inc	13,289,162
		TOTAL HEALTH CARE EQUIPMENT & SERVICES	145,585,337

HOUSEHOLD & PERSONAL PRODUCTS - 1.1%
219,907		Church & Dwight Co, Inc	18,931,794
		TOTAL HOUSEHOLD & PERSONAL PRODUCTS	18,931,794

MATERIALS - 4.5%
233,637		Albemarle Corp	12,504,252
196,303		Avery Dennison Corp	12,753,806
463,004	*	Berry Plastics Group, Inc	15,510,634
551,712		Olin Corp	10,581,836
35

TIAA-CREF FUNDS - Mid-Cap Growth Fund

SHARES		COMPANY	VALUE

46,317		Sherwin-Williams Co	$12,358,765
135,956	*	WR Grace & Co	13,636,387
		TOTAL MATERIALS	77,345,680

MEDIA - 1.8%
120,000	*	AMC Networks, Inc	8,866,800
40,032	*,e	Charter Communications, Inc	7,643,710
628,084		Interpublic Group of Cos, Inc	14,401,966
		TOTAL MEDIA	30,912,476

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 5.1%
103,844	*	Alnylam Pharmaceuticals, Inc	8,925,392
112,511	*	BioMarin Pharmaceutical, Inc	13,168,287
86,546	*,e	Coherus Biosciences, Inc	2,410,306
146,591	*	Endo International plc	8,793,994
139,353	*	Incyte Corp	16,378,158
91,710	*	Jazz Pharmaceuticals plc	12,589,949
88,975	*	Mallinckrodt plc	5,842,988
134,892	*	Medivation, Inc	5,673,558
843,397	*,e	Merrimack Pharmaceuticals, Inc	7,877,328
50,500	*	United Therapeutics Corp	7,404,815
		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES	89,064,775

REAL ESTATE - 2.2%
239,272	*	CBRE Group, Inc	8,920,060
213,569		Crown Castle International Corp	18,251,607
34,668		Equinix, Inc	10,285,302
		TOTAL REAL ESTATE	37,456,969

RETAILING - 11.6%
23,780	*	AutoZone, Inc	18,653,270
304,168	*	Carmax, Inc	17,948,954
337,663		Dollar General Corp	22,883,422
269,075	*	Dollar Tree, Inc	17,621,722
133,201		Expedia, Inc	18,155,296
77,289	*	O’Reilly Automotive, Inc	21,351,859
146,801	*,e	Restoration Hardware Holdings, Inc	15,133,715
149,772		Signet Jewelers Ltd	22,606,586
201,073		Tractor Supply Co	18,577,134
119,966	*	Ulta Salon Cosmetics & Fragrance, Inc	20,869,285
389,225	*	Vipshop Holdings Ltd (ADR)	7,986,897
		TOTAL RETAILING	201,788,140

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 2.3%
404,188		ChipMOS TECHNOLOGIES Bermuda Ltd	7,166,253
350,639	*	Mellanox Technologies Ltd	16,518,603
102,180	*	NXP Semiconductors NV	8,005,803
103,136		Skyworks Solutions, Inc	7,966,225
		TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT	39,656,884
36

TIAA-CREF FUNDS - Mid-Cap Growth Fund

SHARES		COMPANY	VALUE

SOFTWARE & SERVICES - 16.7%
198,614		Activision Blizzard, Inc	$6,903,823
66,192	*	Alliance Data Systems Corp	19,679,543
286,272	*	Blackhawk Network Holdings, Inc	12,189,462
228,118	*	comScore, Inc	9,758,888
334,858	*	Electronic Arts, Inc	24,133,216
125,000		Fidelity National Information Services, Inc	9,115,000
114,368	*	FleetCor Technologies, Inc	16,567,348
338,554	*,p	Fortinet, Inc	11,632,715
233,381	*	Guidewire Software, Inc	13,589,775
137,397		Intuit, Inc	13,386,590
62,410	*	LinkedIn Corp	15,032,697
49,544	*	MicroStrategy, Inc (Class A)	8,525,036
248,040	*,e	Mobileye NV	11,290,781
201,594	*	Proofpoint, Inc	14,200,281
384,099	*	QLIK Technologies, Inc	12,049,186
765,248	*	RingCentral, Inc	14,157,088
262,938	*	ServiceNow, Inc	21,468,888
232,562	*	Splunk, Inc	13,060,682
106,235	*	Tableau Software, Inc	8,919,490
362,056	*,p	Twitter, Inc	10,304,114
229,912	*	Vantiv, Inc	11,530,087
415,342	*	VeriFone Systems, Inc	12,518,408
		TOTAL SOFTWARE & SERVICES	290,013,098

TECHNOLOGY HARDWARE & EQUIPMENT - 1.8%
207,101	*,e	Fitbit, Inc	8,395,875
178,400		Juniper Networks, Inc	5,599,976
85,752	*	Palo Alto Networks, Inc	13,806,072
50,000	*	Zebra Technologies Corp (Class A)	3,845,000
		TOTAL TECHNOLOGY HARDWARE & EQUIPMENT	31,646,923

TELECOMMUNICATION SERVICES - 0.8%
284,345	*	Level 3 Communications, Inc	14,487,378
		TOTAL TELECOMMUNICATION SERVICES	14,487,378

TRANSPORTATION - 4.1%
169,475		Ryder System, Inc	12,164,915
729,572		Southwest Airlines Co	33,771,888
432,700	*	United Continental Holdings, Inc	26,096,137
		TOTAL TRANSPORTATION	72,032,940

		TOTAL COMMON STOCKS	1,726,871,442
		(Cost $1,528,722,776)

PURCHASED OPTIONS - 0.1%

SOFTWARE & SERVICES - 0.1%
150,000		Fortinet, Inc	1,305,000
360,000		TWITTER,Inc	356,400
		TOTAL SOFTWARE & SERVICES	1,661,400

		TOTAL PURCHASED OPTIONS	1,661,400
		(Cost $790,113)
37

TIAA-CREF FUNDS - Mid-Cap Growth Fund

PRINCIPAL		ISSUER	RATE	MATURITY DATE	VALUE

SHORT-TERM INVESTMENTS - 8.2%
GOVERNMENT AGENCY DEBT - 1.5%
$4,600,000		Federal Home Loan Bank (FHLB)	0.050%	11/20/15	$4,599,940
20,000,000		FHLB	0.040	11/23/15	19,999,700
1,000,000		FHLB	0.075	12/03/15	999,966
		TOTAL GOVERNMENT AGENCY DEBT			25,599,606

SHARES		COMPANY

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 6.7%
117,116,651	c	TIAA-CREF Short Term Lending Portfolio of the State Street Navigator Securities Lending Trust			117,116,651
		TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES			117,116,651

		TOTAL SHORT-TERM INVESTMENTS			142,716,257
		(Cost $142,715,974)
		TOTAL INVESTMENTS - 107.8%			1,871,249,099
		(Cost $1,672,228,863)
		OTHER ASSETS & LIABILITIES, NET - (7.8)%			(135,790,361)
		NET ASSETS - 100.0%			$1,735,458,738

Abbreviation(s):
ADR American Depositary Receipt

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $114,152,620.
p	All or a portion of these securities have been segregated by the custodian to cover margin requirements on open written contracts.
38

TIAA-CREF FUNDS - Mid-Cap Value Fund

TIAA-CREF FUNDS

MID-CAP VALUE FUND

SCHEDULE OF INVESTMENTS

October 31, 2015

SHARES		COMPANY	VALUE

COMMON STOCKS - 97.5%

AUTOMOBILES & COMPONENTS - 1.3%
190,829		Delphi Automotive plc	$15,875,065
197,191		Lear Corp	24,660,706
262,265		Magna International, Inc (Class A) (NY)	13,829,233
98,596	*	Visteon Corp	10,753,866
		TOTAL AUTOMOBILES & COMPONENTS	65,118,870

BANKS - 7.9%
650,366		BankUnited	24,180,608
155,000		CIT Group, Inc	6,665,000
803,489		East West Bancorp, Inc	32,452,921
2,373,011		Fifth Third Bancorp	45,205,860
1,234,934	*	Hilltop Holdings, Inc	25,896,566
2,912,648	e	Hudson City Bancorp, Inc	29,475,998
2,239,726		Huntington Bancshares, Inc	24,569,794
1,304,166		Investors Bancorp, Inc	16,315,117
3,176,927		Keycorp	39,457,433
223,916	e	M&T Bank Corp	26,836,333
1,627,065		Regions Financial Corp	15,213,058
843,664		SunTrust Banks, Inc	35,028,929
76,905	*	SVB Financial Group	9,387,793
664,166		Synovus Financial Corp	21,007,570
778,380		Talmer Bancorp Inc	13,092,352
968,576		TCF Financial Corp	14,906,385
200,872		Wintrust Financial Corp	10,142,027
522,559		Zions Bancorporation	15,034,022
		TOTAL BANKS	404,867,766

CAPITAL GOODS - 5.3%
753,271	*	AerCap Holdings NV	31,260,747
261,516		Crane Co	13,766,202
284,142		Fluor Corp	13,584,829
180,785		Hubbell, Inc (Class B)	17,509,027
411,145		Ingersoll-Rand plc	24,364,453
518,434		ITT Corp	20,519,618
620,000		KBR, Inc	11,432,800
123,245		Lennox International, Inc	16,368,168
381,657		Masco Corp	11,068,053
220,959	*	Masonite International Corp	13,228,815
145,287		Rockwell Collins, Inc	12,599,289
359,875		SPX Corp	4,408,469
415,000	*	SPX FLOW, Inc	14,068,500
720,000		Textron, Inc	30,362,400
287,841	*	Univar, Inc	5,083,272
205,080	*	WABCO Holdings, Inc	23,016,128
39

TIAA-CREF FUNDS - Mid-Cap Value Fund

SHARES		COMPANY	VALUE

120,103		Westinghouse Air Brake Technologies Corp	$9,952,936
		TOTAL CAPITAL GOODS	272,593,706

COMMERCIAL & PROFESSIONAL SERVICES - 0.8%
745,000		Republic Services, Inc	32,586,300
225,000		Tyco International plc	8,199,000
		TOTAL COMMERCIAL & PROFESSIONAL SERVICES	40,785,300

CONSUMER DURABLES & APPAREL - 2.3%
382,670		Coach, Inc	11,939,304
653,789	*	Jarden Corp	29,289,747
419,033	e	Mattel, Inc	10,299,831
803,578		Newell Rubbermaid, Inc	34,095,815
6,409	*	NVR, Inc	10,496,404
338,000	*	Sony Corp	9,607,786
310,000	*	Steven Madden Ltd	10,803,500
		TOTAL CONSUMER DURABLES & APPAREL	116,532,387

CONSUMER SERVICES - 1.8%
552,399		ARAMARK Holdings Corp	16,765,310
231,003		Darden Restaurants, Inc	14,296,776
1,024,449	*	Denny’s Corp	11,227,961
522,268		Extended Stay America, Inc	10,027,546
251,090		Interval Leisure Group, Inc	4,431,738
290,573		Marriott International, Inc (Class A)	22,310,195
311,352		Restaurant Brands International, Inc	12,503,896
		TOTAL CONSUMER SERVICES	91,563,422

DIVERSIFIED FINANCIALS - 4.3%
1,250,430	*	Ally Financial, Inc	24,908,566
473,634		Ameriprise Financial, Inc	54,638,418
341,483		Blackstone Group LP	11,289,428
1,370,000	*	E*TRADE Financial Corp	39,058,700
608,000		Invesco Ltd	20,167,360
277,463		Lazard Ltd (Class A)	12,852,086
438,779		Raymond James Financial, Inc	24,181,111
1,175,000	*,e	Synchrony Financial	36,143,000
		TOTAL DIVERSIFIED FINANCIALS	223,238,669

ENERGY - 10.0%
512,224		Anadarko Petroleum Corp	34,257,541
381,657		Apache Corp	17,987,494
662,878		Baker Hughes, Inc	34,920,413
2,058,941		Capital Product Partners LP	15,256,753
173,000		Cimarex Energy Co	20,424,380
764,119		Columbia Pipeline Group, Inc	15,870,752
303,000	*	Concho Resources, Inc	35,120,730
442,421	*	Continental Resources, Inc	15,002,496
277,000	*	Diamondback Energy, Inc	20,453,680
194,339	*	Dril-Quip, Inc	11,963,509
420,000		Energen Corp	24,423,000
40

TIAA-CREF FUNDS - Mid-Cap Value Fund

SHARES		COMPANY	VALUE

326,417		EQT Corp	$21,566,371
794,600	e	Gibson Energy, Inc	10,591,831
239,000		Hess Corp	13,434,190
270,000		HollyFrontier Corp	13,221,900
803,489	*,e	Laredo Petroleum Holdings, Inc	9,224,054
658,874	*,e	Matador Resources Co	16,939,650
1,604,984		Nabors Industries Ltd	16,114,039
178,785		Noble Energy, Inc	6,407,654
290,000		Oceaneering International, Inc	12,185,800
161,069		Oneok, Inc	5,463,460
924,012		Patterson-UTI Energy, Inc	13,758,539
204,000		Pioneer Natural Resources Co	27,976,560
722,045		Rowan Cos plc	14,209,846
662,878	*	RSP Permian, Inc	18,176,115
210,384		SemGroup Corp	9,582,991
944,077		Superior Energy Services	13,368,130
242,724		Targa Resources Investments, Inc	13,871,677
517,290		Tesco Corp	4,138,320
251,090		Tesoro Corp	26,849,054
		TOTAL ENERGY	512,760,929

FOOD & STAPLES RETAILING - 0.3%
1,800,000	*	Rite Aid Corp	14,184,000
		TOTAL FOOD & STAPLES RETAILING	14,184,000

FOOD, BEVERAGE & TOBACCO - 4.2%
507,202		Bunge Ltd	37,005,458
602,617		ConAgra Foods, Inc	24,436,119
391,701		Molson Coors Brewing Co (Class B)	34,508,858
570,261		Pinnacle Foods, Inc	25,137,105
246,069	*	Post Holdings, Inc	15,814,855
483,654		Reynolds American, Inc	23,370,161
1,326,949		Tyson Foods, Inc (Class A)	58,863,458
		TOTAL FOOD, BEVERAGE & TOBACCO	219,136,014

HEALTH CARE EQUIPMENT & SERVICES - 3.2%
130,567		Aetna Inc	14,986,480
2,119,814	*	Boston Scientific Corp	38,750,200
127,000		Cigna Corp	17,023,080
130,000	*	HCA Holdings, Inc	8,942,700
177,473		Healthsouth Corp	6,181,385
142,000		Humana, Inc	25,365,460
160,698	*	Tenet Healthcare Corp	5,041,096
251,830		Universal Health Services, Inc (Class B)	30,745,925
192,300		Zimmer Holdings, Inc	20,108,811
		TOTAL HEALTH CARE EQUIPMENT & SERVICES	167,145,137

INSURANCE - 7.4%
314,787		ACE Ltd	35,740,916
325,367		Aon plc	30,359,995
276,085	*	Arch Capital Group Ltd	20,676,006
266,150		Argo Group International Holdings Ltd	16,639,698
41

TIAA-CREF FUNDS - Mid-Cap Value Fund

SHARES		COMPANY	VALUE

1,242,310		Conseco, Inc	$23,864,775
120,286		Everest Re Group Ltd	21,407,299
1,307,577		Hartford Financial Services Group, Inc	60,488,512
217,929		Intact Financial Corp	15,564,691
610,203		Marsh & McLennan Cos, Inc	34,012,715
483,120		Principal Financial Group	24,233,299
152,824		RenaissanceRe Holdings Ltd	16,754,095
377,941		UnumProvident Corp	13,095,656
394,384		Validus Holdings Ltd	17,471,211
1,291,608		XL Capital Ltd	49,184,432
		TOTAL INSURANCE	379,493,300

MATERIALS - 5.9%
423,963		Albemarle Corp	22,690,500
213,086		Ashland, Inc	23,379,796
682,966		Axiall Corp	13,830,061
753,217	*	Berry Plastics Group, Inc	25,232,769
209,368	*	Clearwater Paper Corp	10,558,428
414,103	*	Crown Holdings, Inc	21,964,023
695,000		Cytec Industries, Inc	51,721,900
774,861	*	Ferro Corp	9,678,014
867,645	*	Louisiana-Pacific Corp	15,322,611
1,533,461	*	Multi Packaging Solutions International Ltd	25,072,087
705,947		Nucor Corp	29,861,558
150,130		Schweitzer-Mauduit International, Inc	5,828,047
123,617		WestRock Co	6,645,650
406,802	*	WR Grace & Co	40,802,241
		TOTAL MATERIALS	302,587,685

MEDIA - 2.1%
373,259	*	DISH Network Corp (Class A)	23,504,119
419,033		EW Scripps Co (Class A)	9,243,868
1,404,435		Interpublic Group of Cos, Inc	32,203,694
49,298	*	Madison Square Garden Co	8,799,693
1,130,000	e	MDC Partners, Inc	23,481,400
147,894	*	MSG Networks, Inc	3,034,785
152,824		Tribune Co	6,163,392
		TOTAL MEDIA	106,430,951

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 4.1%
703,053		Agilent Technologies, Inc	26,547,281
166,724	*	Allergan plc	51,429,352
605,685	*	Biovitrum AB	9,195,259
703,053	*,e	H Lundbeck AS	20,653,453
161,207		Lonza Group AG.	23,661,919
195,850	*	Mallinckrodt plc	12,861,470
1,100,000	*,e	Merrimack Pharmaceuticals, Inc	10,274,000
467,028	*,e	Mylan NV	20,591,265
325,386		PerkinElmer, Inc	16,802,933
140,611		Perrigo Co plc	22,179,979
		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES	214,196,911
42

TIAA-CREF FUNDS - Mid-Cap Value Fund

SHARES		COMPANY	VALUE

REAL ESTATE - 11.8%
502,181		American Assets Trust,Inc	$21,171,951
318,383		AvalonBay Communities, Inc	55,662,900
506,716		Blackstone Mortgage Trust, Inc	13,944,824
217,946		Boston Properties, Inc	27,428,504
936,662		Brixmor Property Group, Inc	23,997,280
512,224		DDR Corp	8,605,363
1,370,000		DiamondRock Hospitality Co	16,001,600
800,000	*	Equity Commonwealth	22,968,000
186,811		Essex Property Trust, Inc	41,180,617
195,850		Extra Space Storage, Inc	15,519,154
377,291		Gaming and Leisure Properties, Inc	11,005,578
1,064,633		General Growth Properties, Inc	30,821,125
622,704		HCP, Inc	23,164,589
877,504		Host Marriott Corp	15,207,144
109,669	*	Howard Hughes Corp	13,552,895
840,000		Kennedy-Wilson Holdings, Inc	20,596,800
65,283		Kilroy Realty Corp	4,298,233
675,383		Kimco Realty Corp	18,080,003
232,459		Macerich Co	19,698,576
1,657,196		MFA Mortgage Investments, Inc	11,467,796
680,312		Parkway Properties, Inc	11,381,620
493,974		Pennsylvania REIT	11,104,536
361,570		Post Properties, Inc	21,600,192
813,416		Prologis, Inc	34,757,266
115,502		SL Green Realty Corp	13,700,847
1,439,502		Starwood Property Trust, Inc	28,919,595
1,288,206		Two Harbors Investment Corp	10,898,223
251,090		Vornado Realty Trust	25,247,100
483,120		Weingarten Realty Investors	17,276,371
1,545,333		WP GLIMCHER, Inc	17,956,769
		TOTAL REAL ESTATE	607,215,451

RETAILING - 3.3%
103,526		Advance Auto Parts, Inc	20,542,664
887,364		Best Buy Co, Inc	31,084,361
210,000	e	DSW, Inc (Class A)	5,237,400
4,000,000	*,e	JC Penney Co, Inc	36,680,000
1,133,854	*	Liberty Interactive Corp	31,033,584
142,964	*	Liberty Ventures	6,228,941
316,374		Macy’s, Inc	16,128,747
1,319,313	*	Office Depot, Inc	10,053,165
912,012		Staples, Inc	11,847,036
		TOTAL RETAILING	168,835,898

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 2.5%
1,300,000		Applied Materials, Inc	21,801,000
768,336		Broadcom Corp (Class A)	39,492,470
368,058		Lam Research Corp	28,189,562
441,919		Maxim Integrated Products, Inc	18,109,841
231,003	*	NXP Semiconductors NV	18,099,085
135,589	*	Qorvo, Inc	5,956,425
		TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT	131,648,383
43

TIAA-CREF FUNDS - Mid-Cap Value Fund

SHARES		COMPANY	VALUE

SOFTWARE & SERVICES - 1.6%
1,035,257		CA, Inc	$28,686,972
203,000	*	Citrix Systems, Inc	16,666,300
3,825,524		Xerox Corp	35,921,670
		TOTAL SOFTWARE & SERVICES	81,274,942

TECHNOLOGY HARDWARE & EQUIPMENT - 4.1%
205,894	*	Arrow Electronics, Inc	11,322,111
2,103,647		Brocade Communications Systems, Inc	21,920,002
1,040,000	*	Ciena Corp	25,105,600
743,227		Juniper Networks, Inc	23,329,895
314,787	*	Lumentum Holdings, Inc	4,514,046
640,000	e	Seagate Technology, Inc	24,358,400
774,861		TE Connectivity Ltd	49,932,043
1,573,935	*	Viavi Solutions, Inc	9,364,913
602,617		Western Digital Corp	40,266,868
		TOTAL TECHNOLOGY HARDWARE & EQUIPMENT	210,113,878

TELECOMMUNICATION SERVICES - 0.5%
464,916		Telephone & Data Systems, Inc	13,315,194
332,615	*	T-Mobile US, Inc	12,602,782
		TOTAL TELECOMMUNICATION SERVICES	25,917,976

TRANSPORTATION - 2.4%
157,754		Alaska Air Group, Inc	12,028,742
345,085		American Airlines Group, Inc	15,949,829
502,181	*	Avis Budget Group, Inc	25,078,919
232,140		Costamare, Inc	3,266,211
680,312		CSX Corp	18,361,621
167,613		Delta Air Lines, Inc	8,521,445
285,929		Ryder System, Inc	20,523,984
1,850,372		Safe Bulkers, Inc	5,699,146
232,459	*	United Continental Holdings, Inc	14,019,602
		TOTAL TRANSPORTATION	123,449,499

UTILITIES - 10.4%
124,732		8Point3 Energy Partners LP	1,678,893
438,752		American Water Works Co, Inc	25,166,815
794,233	*	Calpine Corp	12,318,554
1,281,748		Centerpoint Energy, Inc	23,776,425
808,488		CMS Energy Corp	29,162,162
443,682		DTE Energy Co	36,200,014
739,470		Edison International	44,752,724
276,068		Eversource Energy	14,062,904
687,988		FirstEnergy Corp	21,465,226
145,632		National Fuel Gas Co	7,650,049
764,119		NiSource, Inc	14,640,520
325,367		NorthWestern Corp	17,631,638
755,490		NRG Energy, Inc	9,738,266
44

TIAA-CREF FUNDS - Mid-Cap Value Fund

SHARES		COMPANY	RATE	MATURITY DATE	VALUE

581,716		OGE Energy Corp			$16,584,723
296,287		PG&E Corp			15,821,726
351,526		Pinnacle West Capital Corp			22,325,416
1,114,134		PPL Corp			38,326,210
857,786		Public Service Enterprise Group, Inc			35,417,984
295,787		Questar Corp			6,108,001
634,417		Sempra Energy			64,970,645
404,243		Southwest Gas Corp			24,844,775
155,289		UIL Holdings Corp			7,918,186
341,483		Westar Energy, Inc			13,556,875
897,223		Xcel Energy, Inc			31,968,056
		TOTAL UTILITIES			536,086,787

		TOTAL COMMON STOCKS			5,015,177,861
		(Cost $4,056,494,937)

PRINCIPAL		ISSUER

SHORT-TERM INVESTMENTS - 6.0%
GOVERNMENT AGENCY DEBT - 2.3%
$4,000,000		Federal Home Loan Bank (FHLB)	0.100%	11/03/15	3,999,996
20,000,000		FHLB	0.080	11/12/15	19,999,860
2,000,000		FHLB	0.090	11/13/15	1,999,984
20,000,000		FHLB	0.110	11/18/15	19,999,780
22,200,000		FHLB	0.060	12/04/15	22,199,200
3,200,000		FHLB	0.070	12/22/15	3,199,821
20,000,000		FHLB	0.105	01/08/16	19,996,640
30,000,000		FHLB	0.150	02/22/16	29,988,811
		TOTAL GOVERNMENT AGENCY DEBT			121,384,092

SHARES		COMPANY

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 3.7%
187,935,969	a,c	TIAA-CREF Short Term Lending Portfolio of the State Street Navigator Securities Lending Trust			187,935,969
		TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES			187,935,969

		TOTAL SHORT-TERM INVESTMENTS			309,320,061
		(Cost $309,314,730)
		TOTAL INVESTMENTS - 103.5%			5,324,497,922
		(Cost $4,365,809,667)
		OTHER ASSETS & LIABILITIES, NET - (3.5)%			(178,955,134)
		NET ASSETS - 100.0%			$5,145,542,788

Abbreviation(s):
REIT	Real Estate Investment Trust

*	Non-income producing
a	Affiliated holding
c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $181,287,169.
45

TIAA-CREF FUNDS - Small-Cap Equity Fund

TIAA-CREF FUNDS

SMALL-CAP EQUITY FUND

SCHEDULE OF INVESTMENTS

October 31, 2015

SHARES		COMPANY	VALUE

COMMON STOCKS - 99.2%

AUTOMOBILES & COMPONENTS - 1.3%
573,900	*	American Axle & Manufacturing Holdings, Inc	$12,717,624
271,174	*	Tenneco, Inc	15,345,737
77,700	*	Visteon Corp	8,474,739
		TOTAL AUTOMOBILES & COMPONENTS	36,538,100

BANKS - 10.2%
406,946		BankUnited	15,130,252
125,283		Banner Corp	6,147,637
797,071		Brookline Bancorp, Inc	9,046,756
1,060,232		Capitol Federal Financial	13,761,811
644,185		Cathay General Bancorp	20,162,991
330,500		Columbia Banking System, Inc	11,012,260
672,500		First Commonwealth Financial Corp	6,180,275
1,219,838		Fulton Financial Corp	16,370,226
404,700		Great Western Bancorp, Inc	11,436,822
538,020	*	Hilltop Holdings, Inc	11,282,279
1,756,505		Investors Bancorp, Inc	21,973,878
2,105,498	*	MGIC Investment Corp	19,791,681
1,386,247		National Penn Bancshares, Inc	16,690,414
492,621		Oritani Financial Corp	7,842,526
323,436		Popular, Inc	9,564,003
491,457		PrivateBancorp, Inc	20,557,646
259,675		Prosperity Bancshares, Inc	13,342,101
787,850		Provident Financial Services, Inc	16,009,112
640,318		Sterling Bancorp/DE	9,854,494
1,021,300		Umpqua Holdings Corp	17,055,710
635,300	*	Western Alliance Bancorp	22,711,975
		TOTAL BANKS	295,924,849

CAPITAL GOODS - 7.3%
292,063	*	Aerovironment, Inc	6,737,893
191,177	*	American Woodmark Corp	13,898,568
195,300		Apogee Enterprises, Inc	9,673,209
229,546		Barnes Group, Inc	8,628,634
314,900	*	Beacon Roofing Supply, Inc	11,144,311
347,770		Comfort Systems USA, Inc	11,104,296
167,990		Cubic Corp	7,534,352
189,289		Curtiss-Wright Corp	13,166,943
129,353	*	DXP Enterprises, Inc	3,914,222
355,286		EMCOR Group, Inc	17,153,208
200,282		Encore Wire Corp	8,566,061
110,600		IDEX Corp	8,489,656
283,900		ITT Corp	11,236,762
252,111		John Bean Technologies Corp	11,309,699
46

TIAA-CREF FUNDS - Small-Cap Equity Fund

SHARES		COMPANY	VALUE

143,026	*	Masonite International Corp	$8,562,967
274,100	*,e	MRC Global, Inc	3,261,790
307,899		Mueller Industries, Inc	9,704,976
100,000		Orbital ATK, Inc	8,562,000
143,300	*	Teledyne Technologies, Inc	12,786,659
152,294		Tennant Co	8,820,868
417,914	*	Thermon Group Holdings	8,404,251
121,046		Universal Forest Products, Inc	8,791,571
		TOTAL CAPITAL GOODS	211,452,896

COMMERCIAL & PROFESSIONAL SERVICES - 3.9%
451,253		ABM Industries, Inc	12,815,585
214,200		Administaff, Inc	9,951,732
337,100		Herman Miller, Inc	10,696,183
183,400		Kforce, Inc	5,155,374
348,304		Korn/Ferry International	12,667,817
257,592	*	On Assignment, Inc	11,619,975
371,831		Rollins, Inc	9,972,507
410,900		Steelcase, Inc (Class A)	7,975,569
453,202	*	TrueBlue, Inc	13,129,262
199,647		Viad Corp	6,011,371
267,275	*	WageWorks, Inc	12,834,546
		TOTAL COMMERCIAL & PROFESSIONAL SERVICES	112,829,921

CONSUMER DURABLES & APPAREL - 2.8%
213,050		Brunswick Corp	11,464,221
146,200		Columbia Sportswear Co	8,019,070
169,700	*	G-III Apparel Group Ltd	9,348,773
76,600	*	Helen of Troy Ltd	7,599,486
242,700	*	Kate Spade & Co	4,361,319
280,000		La-Z-Boy, Inc	7,994,000
170,000	*	Nautilus, Inc	2,896,800
83,811		Oxford Industries, Inc	6,103,117
268,305	*	Steven Madden Ltd	9,350,429
994,300	*	TRI Pointe Homes, Inc	12,906,014
		TOTAL CONSUMER DURABLES & APPAREL	80,043,229

CONSUMER SERVICES - 3.2%
876,197	*	Belmond Ltd.	9,410,356
102,865	e	Domino’s Pizza, Inc	10,972,609
340,051	*	Grand Canyon Education, Inc	14,132,520
213,400		Jack in the Box, Inc	15,904,702
379,135	*	K12, Inc	3,681,401
580,800	*	La Quinta Holdings, Inc	8,799,120
245,349		Service Corp International	6,933,563
192,800	l	Vail Resorts, Inc	22,011,976
		TOTAL CONSUMER SERVICES	91,846,247

DIVERSIFIED FINANCIALS - 0.4%
192,108		Evercore Partners, Inc (Class A)	10,373,832
100,700	e	WisdomTree Investments, Inc	1,936,461
		TOTAL DIVERSIFIED FINANCIALS	12,310,293
47

TIAA-CREF FUNDS - Small-Cap Equity Fund

SHARES		COMPANY	VALUE

ENERGY - 3.7%
155,700		Bristow Group, Inc	$5,407,461
669,400	*	Callon Petroleum Co	5,810,392
230,702		Delek US Holdings, Inc	6,275,094
117,000	*	Diamondback Energy, Inc	8,639,280
415,100		Green Plains Renewable Energy, Inc	8,513,701
383,122	*	Matrix Service Co	8,696,869
1,909,600	*,e	McDermott International, Inc	8,803,256
138,800	*	PDC Energy, Inc	8,375,192
576,800		Questar Market Resources, Inc	8,917,328
879,132	*	Renewable Energy Group, Inc	6,936,352
363,500	*	Rice Energy, Inc	5,547,010
1,335,587		Scorpio Tankers, Inc	12,180,554
207,000		Western Refining, Inc	8,615,340
767,900	*	WPX Energy, Inc	5,267,794
		TOTAL ENERGY	107,985,623

FOOD & STAPLES RETAILING - 1.1%
177,322		Casey’s General Stores, Inc	18,835,143
1,762,900	*	Supervalu, Inc	11,582,253
		TOTAL FOOD & STAPLES RETAILING	30,417,396

FOOD, BEVERAGE & TOBACCO - 2.2%
635,600		Dean Foods Co	11,510,716
84,502		J&J Snack Foods Corp	10,376,001
117,306		Lancaster Colony Corp	13,340,038
253,400	*	Post Holdings, Inc	16,286,018
496,334	e	Vector Group Ltd	12,036,099
		TOTAL FOOD, BEVERAGE & TOBACCO	63,548,872

HEALTH CARE EQUIPMENT & SERVICES - 6.4%
215,700	*	Abiomed, Inc	15,888,462
129,677	*	Anika Therapeutics, Inc	4,995,158
380,258	*	Globus Medical, Inc	8,498,766
352,470	*	HealthStream, Inc	8,392,311
243,400		Hill-Rom Holdings, Inc	12,824,746
150,043	*	ICU Medical, Inc	16,500,229
118,500	*	Integra LifeSciences Holdings Corp	7,059,045
440,130		Kindred Healthcare, Inc	5,897,742
90,300	*	LifePoint Hospitals, Inc	6,219,864
287,561	*	MedAssets, Inc	6,809,444
308,300	*	Merit Medical Systems, Inc	5,715,882
216,639	*	Natus Medical, Inc	9,863,574
241,790	*	NuVasive, Inc	11,402,816
263,641	*	Omnicell, Inc	7,171,035
1,134,108	*	OraSure Technologies, Inc	5,897,362
305,343	*	PharMerica Corp	8,723,650
281,830	*	Premier, Inc	9,528,672
263,400	*	Team Health Holdings, Inc	15,717,078
145,300	*	Vascular Solutions, Inc	4,667,036
48

TIAA-CREF FUNDS - Small-Cap Equity Fund

SHARES		COMPANY	VALUE

152,633	*	WellCare Health Plans, Inc	$13,523,284
		TOTAL HEALTH CARE EQUIPMENT & SERVICES	185,296,156

HOUSEHOLD & PERSONAL PRODUCTS - 0.5%
219,900		Energizer Holdings, Inc	9,418,317
38,900	*,e	USANA Health Sciences, Inc	5,002,540
		TOTAL HOUSEHOLD & PERSONAL PRODUCTS	14,420,857

INSURANCE - 3.3%
366,600		American Equity Investment Life Holding Co	9,414,288
302,937		Aspen Insurance Holdings Ltd	14,725,768
218,929	e	HCI Group, Inc	9,547,494
1,021,492	*	MBIA, Inc	7,671,405
663,104		Old Republic International Corp	11,962,396
214,300		Primerica, Inc	10,207,109
343,100		Selective Insurance Group, Inc	12,519,719
551,604	*	Third Point Reinsurance Ltd	7,540,426
243,507		Validus Holdings Ltd	10,787,360
		TOTAL INSURANCE	94,375,965

MATERIALS - 4.3%
260,890		A. Schulman, Inc	9,363,342
1,809,100	*,e	AK Steel Holding Corp	5,228,299
134,673		Aptargroup, Inc	9,906,546
552,800	*	Berry Plastics Group, Inc	18,518,800
85,982	*	Chemtura	2,746,265
887,199		Commercial Metals Co	12,749,050
252,436		Innospec, Inc	13,944,565
278,724	*	Kraton Polymers LLC	5,683,182
242,440		Minerals Technologies, Inc	14,289,413
178,100		Reliance Steel & Aluminum Co	10,678,876
392,914		Schnitzer Steel Industries, Inc (Class A)	6,624,530
149,799		Sensient Technologies Corp	9,777,381
148,100	*,e	Trinseo S.A.	4,805,845
		TOTAL MATERIALS	124,316,094

MEDIA - 0.9%
605,580	*	Live Nation, Inc	16,520,222
431,900		Time, Inc	8,024,702
		TOTAL MEDIA	24,544,924

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 9.0%
199,800	*	Acadia Pharmaceuticals, Inc	6,957,036
125,600	*,e	Acorda Therapeutics, Inc	4,526,624
405,786	*	Agenus, Inc	1,850,384
109,520	*	Alder Biopharmaceuticals, Inc	3,502,450
341,000	*,e	Amphastar Pharmaceuticals, Inc	4,037,440
86,600	*	Anacor Pharmaceuticals, Inc	9,734,706
876,900	*,e	Array Biopharma, Inc	4,489,728
305,600	*	BioCryst Pharmaceuticals, Inc	2,747,344
270,596	*	Cambrex Corp	12,439,298
49

TIAA-CREF FUNDS - Small-Cap Equity Fund

SHARES		COMPANY	VALUE

119,396	*	Cara Therapeutics Inc	$1,691,841
457,458	*	Catalent, Inc	12,159,234
271,400	*,e	Celldex Therapeutics, Inc	3,273,084
60,000	*	Clovis Oncology, Inc	5,994,600
801,896	*,e	CTI BioPharma Corp	1,066,522
516,476	*,e	Cytokinetics, Inc	4,446,858
188,252	*,e	Depomed, Inc	3,294,410
97,500	*	Dermira, Inc	2,631,525
318,607	*	Dyax Corp	8,771,251
299,076	*,e	FibroGen, Inc	6,971,461
120,900	*	Five Prime Therapeutics, Inc	3,886,935
103,300	*,e	Heron Therapeutics, Inc	2,832,486
119,000	*,e	Immune Design Corp	1,547,000
287,383	*	Impax Laboratories, Inc	9,952,073
337,263	*	INC Research Holdings, Inc	14,067,240
503,900	*,e	Infinity Pharmaceuticals, Inc	5,215,365
209,600	*	Insmed, Inc	4,158,464
152,238	*	MacroGenics, Inc	4,730,035
311,470	*,e	Medicines Co	10,664,733
359,189	*,e	Merrimack Pharmaceuticals, Inc	3,354,825
203,782	*	Momenta Pharmaceuticals, Inc	3,344,063
205,400	*	Neurocrine Biosciences, Inc	10,083,086
250,000	*,e	Novavax, Inc	1,687,500
204,800	*	Parexel International Corp	12,926,976
136,500		Phibro Animal Health Corp	4,553,640
294,510	*	PRA Health Sciences, Inc	10,319,630
280,601	*	Prestige Brands Holdings, Inc	13,752,255
99,021	*,e	Prothena Corp plc	5,100,572
48,451	*	Puma Biotechnology, Inc	3,993,331
148,300	*	Retrophin, Inc	2,836,979
197,381	*	Sagent Pharmaceuticals	3,317,975
596,800	*,e	Spectrum Pharmaceuticals, Inc	3,109,328
160,800	*	Sucampo Pharmaceuticals, Inc (Class A)	3,113,088
404,056	*	Supernus Pharmaceuticals, Inc	6,666,924
93,300	*,e	TESARO, Inc	4,242,351
48,164	*	Ultragenyx Pharmaceutical, Inc	4,785,093
60,000	*	Zafgen, Inc	577,800
49,900	*	ZS Pharma, Inc	3,243,999
		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES	258,649,542

REAL ESTATE - 8.9%
182,500		American Assets Trust, Inc	7,694,200
211,300		Coresite Realty	11,610,935
1,511,552		Cousins Properties, Inc	15,175,982
704,544		CubeSmart	19,600,414
1,237,122		DiamondRock Hospitality Co	14,449,585
530,170		DuPont Fabros Technology, Inc	17,013,155
149,310		EastGroup Properties, Inc	8,385,249
334,300		Entertainment Properties Trust	18,991,583
1,153,132		FelCor Lodging Trust, Inc	9,282,713
647,900		First Industrial Realty Trust, Inc	14,046,472
387,456		Kennedy-Wilson Holdings, Inc	9,500,421
50

TIAA-CREF FUNDS - Small-Cap Equity Fund

SHARES		COMPANY	VALUE

1,517,593		Lexington Realty Trust	$13,415,522
802,000		New Residential Investment Corp	9,728,260
133,278		PS Business Parks, Inc	11,433,920
694,957		Retail Opportunities Investment Corp	12,599,570
108,809		Saul Centers, Inc	6,100,921
225,554		Sovran Self Storage, Inc	22,526,078
828,110		Summit Hotel Properties, Inc	10,831,679
980,065		Sunstone Hotel Investors, Inc	14,171,740
479,139		Urban Edge Properties	11,374,760
		TOTAL REAL ESTATE	257,933,159

RETAILING - 3.1%
174,751		Aaron’s, Inc	4,311,107
425,500	e	Abercrombie & Fitch Co (Class A)	9,016,345
755,900	e	American Eagle Outfitters, Inc	11,550,152
644,300	*	Ascena Retail Group, Inc	8,582,076
350,952	*	Barnes & Noble Education, Inc	5,176,542
125,500		Children’s Place Retail Stores, Inc	6,735,585
204,000		CST Brands, Inc	7,329,720
552,400	*	Express Parent LLC	10,661,320
300,600		Finish Line, Inc (Class A)	5,600,178
119,600		Group 1 Automotive, Inc	10,399,220
458,300	*	Office Depot, Inc	3,492,246
368,050	*	Select Comfort Corp	7,802,660
		TOTAL RETAILING	90,657,151

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 4.7%
310,231	*	Advanced Energy Industries, Inc	8,773,333
166,589	*	Cabot Microelectronics Corp	7,025,058
170,300	*	Cavium Networks, Inc	12,082,785
259,000	*	Cirrus Logic, Inc	7,984,970
411,200	e	Cypress Semiconductor Corp	4,334,048
142,100	*	First Solar, Inc	8,109,647
455,600	*	Inphi Corp	13,563,212
456,373	*	Integrated Device Technology, Inc	11,637,511
686,181		Intersil Corp (Class A)	9,297,753
165,643		Monolithic Power Systems, Inc	10,339,436
306,393	*	Photronics, Inc	2,938,309
345,129	*	PMC - Sierra, Inc	4,113,938
637,000	*,e	Rambus, Inc	6,573,840
618,036	*	Rudolph Technologies, Inc	7,904,680
143,500	*	Silicon Laboratories, Inc	7,170,695
148,100		Teradyne, Inc	2,890,912
355,400		Tessera Technologies, Inc	12,428,338
		TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT	137,168,465

SOFTWARE & SERVICES - 9.7%
322,855	*	Aspen Technology, Inc	13,362,969
238,400	*	Blackhawk Network Holdings, Inc	10,151,072
280,600	*	BroadSoft, Inc	8,970,782
248,431	*	Constant Contact, Inc	6,484,049
221,314	*	EPAM Systems, Inc	17,118,638
51

TIAA-CREF FUNDS - Small-Cap Equity Fund

SHARES		COMPANY	VALUE

474,322	*	Everyday Health, Inc	$4,458,627
329,051	*	ExlService Holdings, Inc	14,563,797
149,200	*,e	Imperva, Inc	10,536,504
296,814	*	Infoblox, Inc	4,841,036
579,408	*	Liveperson, Inc	4,519,383
177,070	*	LogMeIn, Inc	11,927,435
93,954	*	Luxoft Holding, Inc	6,261,095
304,442	*	Manhattan Associates, Inc	22,178,600
245,231		MAXIMUS, Inc	16,724,754
275,991		NIC, Inc	5,235,549
621,000	*	Nuance Communications, Inc	10,538,370
525,479	*	Progress Software Corp	12,758,630
279,900	*	QLIK Technologies, Inc	8,780,463
415,800	*	RingCentral, Inc	7,692,300
618,086	*	Rubicon Project, Inc	9,370,184
102,554	*	SPS Commerce, Inc	7,365,428
60,700	*	Stamps.com, Inc	4,589,527
231,800	*	Synchronoss Technologies, Inc	8,154,724
796,355	*	TA Indigo Holding Corp	6,968,106
58,100	*	Tableau Software, Inc	4,878,076
129,701	*	Tyler Technologies, Inc	22,095,862
348,200	*	VeriFone Systems, Inc	10,494,748
209,500	*	Verint Systems, Inc	9,968,010
		TOTAL SOFTWARE & SERVICES	280,988,718

TECHNOLOGY HARDWARE & EQUIPMENT - 5.1%
349,429		Alliance Fiber Optic Products, Inc	4,755,729
112,400	*	Anixter International, Inc	7,708,392
89,731	*	Benchmark Electronics, Inc	1,774,879
514,900	*	Ciena Corp	12,429,686
135,694	*	Coherent, Inc	7,354,615
458,868	*	II-VI, Inc	8,314,688
500,334	*	Immersion Corp	6,494,335
189,949		InterDigital, Inc	9,638,012
632,658	*	Ixia	9,116,602
576,600		Jabil Circuit, Inc	13,250,268
109,800	*	NCR Corp	2,920,680
339,200	*	Netscout Systems, Inc	12,167,104
724,400	*	Polycom, Inc	9,982,232
492,344	*	Sanmina Corp	10,176,751
111,000	*	Synaptics, Inc	9,444,990
144,600	*	Tech Data Corp	10,525,434
758,036	*	TTM Technologies, Inc	5,533,663
137,800	*	Universal Display Corp	4,727,918
		TOTAL TECHNOLOGY HARDWARE & EQUIPMENT	146,315,978

TELECOMMUNICATION SERVICES - 1.5%
1,377,802	*	8x8, Inc	14,687,369
745,032		Inteliquent, Inc	15,437,063
2,243,339	*	Vonage Holdings Corp	13,617,068
		TOTAL TELECOMMUNICATION SERVICES	43,741,500
52

TIAA-CREF FUNDS - Small-Cap Equity Fund

SHARES		COMPANY	RATE	MATURITY DATE	VALUE

TRANSPORTATION - 2.5%
933,154	*	Air Transport Services Group, Inc			$9,135,578
281,700	*	Atlas Air Worldwide Holdings, Inc			11,617,308
203,400	*	Hub Group, Inc (Class A)			8,131,932
375,703		Matson, Inc			17,218,468
564,491		Skywest, Inc			10,747,909
738,928	*	UTI Worldwide, Inc			5,268,556
564,014	*	YRC Worldwide, Inc			10,298,896
		TOTAL TRANSPORTATION			72,418,647

UTILITIES - 3.2%
317,973		American States Water Co			12,957,400
472,203		Avista Corp			15,984,072
327,155		Black Hills Corp			14,977,156
374,568		California Water Service Group			8,375,340
424,518		New Jersey Resources Corp			13,448,730
322,900		South Jersey Industries, Inc			8,560,079
234,100		Southwest Gas Corp			14,387,786
576,300	*	Talen Energy Corp			5,002,284
		TOTAL UTILITIES			93,692,847

		TOTAL COMMON STOCKS			2,867,417,429
		(Cost $2,599,674,061)

PRINCIPAL		ISSUER
SHORT-TERM INVESTMENTS - 6.2%
GOVERNMENT AGENCY DEBT - 1.1%
$10,000,000	d	Federal Home Loan Bank (FHLB)	0.055%	11/17/15	9,999,900
10,000,000	d	FHLB	0.065	12/07/15	9,999,610
10,000,000	d	FHLB	0.068	12/11/15	9,999,570
		TOTAL GOVERNMENT AGENCY DEBT			29,999,080

SHARES		COMPANY
INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 5.1%
148,709,784	c	TIAA-CREF Short Term Lending Portfolio of the State Street Navigator Securities Lending Trust			148,709,784
		TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES			148,709,784

		TOTAL SHORT-TERM INVESTMENTS			178,708,864
		(Cost $178,708,140)
		TOTAL INVESTMENTS - 105.4%			3,046,126,293
		(Cost $2,778,382,201)
		OTHER ASSETS & LIABILITIES, NET - (5.4)%			(156,646,032)
		NET ASSETS - 100.0%			$2,889,480,261

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $139,964,604.
d	All or a portion of these securities have been segregated by the custodian to cover margin requirements on open futures transactions.
l	All or a portion of these securities have been segregated by the custodian to cover collateral requirements on swaps agreements.
53

TIAA-CREF FUNDS - Social Choice Equity Fund

TIAA-CREF FUNDS

SOCIAL CHOICE EQUITY FUND

SCHEDULE OF INVESTMENTS

October 31, 2015

SHARES		COMPANY	VALUE

COMMON STOCKS - 99.6%

AUTOMOBILES & COMPONENTS - 1.7%
13,314		BorgWarner, Inc	$570,105
1,720		Delphi Automotive plc	143,087
1,288,424		Ford Motor Co	19,081,560
92,177		Harley-Davidson, Inc	4,558,153
303,890		Johnson Controls, Inc	13,729,750
22,556	*	Modine Manufacturing Co	188,794
38,837	*,e	Tesla Motors, Inc	8,036,540
		TOTAL AUTOMOBILES & COMPONENTS	46,307,989

BANKS - 3.9%
1,736		1st Source Corp	55,135
19,311		Ameris Bancorp	608,297
40,882		Apollo Residential Mortgage	526,151
1,681		Arrow Financial Corp	46,396
20,257		Associated Banc-Corp	391,770
4,424		Astoria Financial Corp	70,607
11,989		Bank Mutual Corp	86,800
6,214		Bank of Hawaii Corp	406,893
15,284		Bank of the Ozarks, Inc	764,506
3,518		Banner Corp	172,628
428,614		BB&T Corp	15,923,010
2,381		BBCN Bancorp, Inc	39,977
5,145		Berkshire Hills Bancorp, Inc	147,147
14,376		Boston Private Financial Holdings, Inc	164,749
9,648		Brookline Bancorp, Inc	109,505
8,111		Bryn Mawr Bank Corp	236,273
1,251		Camden National Corp	48,902
12,228	*	Capital Bank Financial Corp	394,964
1,470		Capitol Federal Financial	19,081
17,066		Cardinal Financial Corp	387,910
690		Cathay General Bancorp	21,597
32,682		Centerstate Banks of Florida, Inc	476,504
46,146		CIT Group, Inc	1,984,278
3,672		City Holding Co	175,632
11,338		CoBiz, Inc	141,272
440		Columbia Banking System, Inc	14,661
65,875		Comerica, Inc	2,858,975
266		Commerce Bancshares, Inc	12,116
797	e	Community Bank System, Inc	32,486
1,572		Community Trust Bancorp, Inc	54,187
3,270		Cullen/Frost Bankers, Inc	223,799
19,230	*	Customers Bancorp, Inc	528,825
3,717		East West Bancorp, Inc	150,130
20,125	*	FCB Financial Holdings, Inc	715,645
54

TIAA-CREF FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE

12,279		Federal Agricultural Mortgage Corp (Class C)	$360,511
3,538		First Bancorp (NC)	65,559
16,895		First Commonwealth Financial Corp	155,265
5,287		First Community Bancshares, Inc	101,669
977		First Financial Corp	33,482
6,758		First Interstate Bancsystem, Inc	191,657
16,967		First Merchants Corp	445,044
574		First Niagara Financial Group, Inc	5,941
2,724		Flushing Financial Corp	57,313
1,130		FNB Corp	15,221
540		Glacier Bancorp, Inc	14,774
4,978		Great Southern Bancorp, Inc	240,587
1,279		Hancock Holding Co	35,300
10,400		Heartland Financial USA, Inc	383,136
15,326		Heritage Financial Corp	282,305
9,186	*	HomeStreet, Inc	192,263
11,462	*	HomeTrust Bancshares, Inc	217,090
2,618		IBERIABANK Corp	158,729
5,708		Investors Bancorp, Inc	71,407
653,676		Keycorp	8,118,656
11,032		Lakeland Bancorp, Inc	128,302
6,087		Lakeland Financial Corp	273,489
111,679	e	M&T Bank Corp	13,384,728
17,553	*	MGIC Investment Corp	164,998
6,254		National Bank Holdings Corp	137,963
22,275		National Penn Bancshares, Inc	268,191
310		NBT Bancorp, Inc	8,714
60,219	e	New York Community Bancorp, Inc	994,818
22,664		Northfield Bancorp, Inc	347,213
11,696	e	OFG Bancorp	107,720
7,838		Old National Bancorp	109,732
921		Opus Bank	34,307
8,836		PacWest Bancorp	397,973
2,510		Peoples Bancorp, Inc	48,092
982		People’s United Financial, Inc	15,663
6,391		Pinnacle Financial Partners, Inc	336,294
199,634		PNC Financial Services Group, Inc	18,018,965
48,562		Popular, Inc	1,435,978
12,870		PrivateBancorp, Inc	538,352
21,071		Provident Financial Services, Inc	428,163
187,368		Radian Group, Inc	2,711,215
1,781		Republic Bancorp, Inc (Class A)	45,291
3,278		S&T Bancorp, Inc	104,503
1,440	*	Signature Bank	214,445
4,034	e	Southside Bancshares, Inc	108,515
6,312		State Bank & Trust Co	135,077
8,551		Stock Yards Bancorp, Inc	322,202
11,029	*	SVB Financial Group	1,346,310
429		TCF Financial Corp	6,602
870	*	Texas Capital Bancshares, Inc	48,024
17,614	*	The Bancorp, Inc	126,821
8,474	e	TowneBank	181,852
55

TIAA-CREF FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE

1,788		Trico Bancshares	$47,132
7,982	*	Tristate Capital Holdings, Inc	99,695
350		Trustmark Corp	8,411
2,167		UMB Financial Corp	106,356
650		Umpqua Holdings Corp	10,855
1,980		United Bankshares, Inc	78,309
6,589		United Financial Bancorp, Inc (New)	85,525
4,242		Univest Corp of Pennsylvania	83,525
500,757		US Bancorp	21,121,930
15,879	*	Walker & Dunlop, Inc	460,650
6,764	*,e	Walter Investment Management Corp	80,897
4,365		Washington Trust Bancorp, Inc	169,362
3,230		Webster Financial Corp	119,833
1,553	e	Westamerica Bancorporation	68,658
13,557	*	Western Alliance Bancorp	484,663
12,624		Wilshire Bancorp, Inc	134,951
230		Wintrust Financial Corp	11,613
3,911		WSFS Financial Corp	124,252
14,360		Zions Bancorporation	413,137
		TOTAL BANKS	105,376,983

CAPITAL GOODS - 6.3%
158,515		3M Co	24,920,143
5,778		A.O. Smith Corp	443,866
8,341	e	Advanced Drainage Systems, Inc	262,074
1,328		American Science & Engineering, Inc	49,773
180,779		Ametek, Inc	9,910,305
286		Applied Industrial Technologies, Inc	11,815
2,250		Argan, Inc	83,137
21,542	*	ArvinMeritor, Inc	234,162
46,198		Barnes Group, Inc	1,736,583
419	*	Beacon Roofing Supply, Inc	14,828
9,760		Briggs & Stratton Corp	173,435
46,759	*	Builders FirstSource, Inc	552,691
3,206	*	CAI International, Inc	37,254
121,895		Caterpillar, Inc	8,897,116
4,135	*	Colfax Corp	111,480
84,493		Cummins, Inc	8,745,870
213,723		Danaher Corp	19,942,493
144,633		Deere & Co	11,281,374
27,134		Dover Corp	1,748,244
137,592		Eaton Corp	7,692,769
1,365		EMCOR Group, Inc	65,902
7,087	*,e	Enphase Energy, Inc	25,513
6,232	*	Esterline Technologies Corp	480,176
59,517	e	Fastenal Co	2,330,686
5,388		Fluor Corp	257,600
23,628	*	Furmanite Corp	164,215
300		GATX Corp	14,010
7,479		Graco, Inc	548,959
245		Granite Construction, Inc	8,046
1,410		H&E Equipment Services, Inc	27,227
56

TIAA-CREF FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE

17,572		Hexcel Corp	$813,935
175,383		Illinois Tool Works, Inc	16,124,713
53,624		Ingersoll-Rand plc	3,177,758
500	*	Jacobs Engineering Group, Inc	20,070
5,879	*,e	KEYW Holding Corp	41,917
7,720		Lincoln Electric Holdings, Inc	461,733
185,696		Masco Corp	5,385,184
447	*	Middleby Corp	52,272
2,279		MSC Industrial Direct Co (Class A)	143,053
3,829	*	MYR Group, Inc	86,152
31,675		Nordson Corp	2,256,527
66,007		Owens Corning, Inc	3,005,299
115,342		Paccar, Inc	6,072,756
13,733		Parker Hannifin Corp	1,437,845
41,937		Pentair plc	2,345,117
30,018	*,e	Plug Power, Inc	72,343
65,992		Precision Castparts Corp	15,231,613
44,063	*	Quanta Services, Inc	886,107
37,955		Rockwell Automation, Inc	4,143,168
24,347		Rockwell Collins, Inc	2,111,372
14,759		Roper Industries, Inc	2,750,340
2,611	*	Rush Enterprises, Inc (Class A)	63,656
2,702		TAL International Group, Inc	45,826
6,850		Timken Co	216,460
3,116	*,e	Titan Machinery, Inc	38,109
15,096	*	United Rentals, Inc	1,130,087
1,485	*	Veritiv Corp	62,370
1,480	e	W.W. Grainger, Inc	310,800
10,000	*	Wabash National Corp	119,700
1,355	*,e	WESCO International, Inc	66,300
6,028		Woodward Governor Co	274,274
4,656		Xylem, Inc	169,525
		TOTAL CAPITAL GOODS	169,888,127

COMMERCIAL & PROFESSIONAL SERVICES - 0.5%
540		ABM Industries, Inc	15,336
31,088	e	Acacia Research (Acacia Technologies)	207,046
149,459	*	ACCO Brands Corp	1,206,134
6,346		Administaff, Inc	294,835
305		Brink’s Co	9,449
2,534		CDI Corp	20,272
3,343		CEB, Inc	249,923
3,781		Ceco Environmental Corp	33,727
1,690	*	Copart, Inc	61,195
650		Covanta Holding Corp	10,894
7,924		Deluxe Corp	471,874
32,884		Dun & Bradstreet Corp	3,744,501
8,668		Equifax, Inc	923,749
290		Essendant, Inc	10,025
15,589		Exponent, Inc	801,430
4,282		Heidrick & Struggles International, Inc	113,730
5,092		HNI Corp	218,650
57

TIAA-CREF FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE

3,579	*	IHS, Inc (Class A)	$427,834
5,010		Interface, Inc	97,946
1,760		Kelly Services, Inc (Class A)	27,808
5,758		Kimball International, Inc (Class B)	62,877
590		Knoll, Inc	13,712
690		Korn/Ferry International	25,095
10,228		Manpower, Inc	938,726
3,562	*	Mistras Group, Inc	67,393
430		Mobile Mini, Inc	14,723
8,831	*	Navigant Consulting, Inc	151,893
970	*	On Assignment, Inc	43,757
45,468		R.R. Donnelley & Sons Co	767,045
6,963		Resources Connection, Inc	124,986
61,470		Robert Half International, Inc	3,237,010
4,160	*	RPX Corp	59,238
1,210		Steelcase, Inc (Class A)	23,486
10,180		Tetra Tech, Inc	273,842
2,825	*	TriNet Group, Inc	53,619
11,278		Viad Corp	339,581
40,482		Waste Management, Inc	2,176,312
		TOTAL COMMERCIAL & PROFESSIONAL SERVICES	17,319,653

CONSUMER DURABLES & APPAREL - 1.5%
8,825	*	Black Diamond, Inc	48,891
5,202	*	CalAtlantic Group, Inc	198,144
13,930		Callaway Golf Co	138,604
396		Columbia Sportswear Co	21,721
1,530		CSS Industries, Inc	41,769
490	e	Ethan Allen Interiors, Inc	13,333
53,158		Hanesbrands, Inc	1,697,867
258		Hasbro, Inc	19,822
22,739	*	Kate Spade & Co	408,620
202,478	e	Mattel, Inc	4,976,909
7,028	*	Meritage Homes Corp	247,807
595	*	Michael Kors Holdings Ltd	22,991
3,220	*	Mohawk Industries, Inc	629,510
6,980		Movado Group, Inc	179,665
5,166		Newell Rubbermaid, Inc	219,193
180,242		Nike, Inc (Class B)	23,617,109
1,614		Phillips-Van Heusen Corp	146,793
397		Pool Corp	32,371
399	*	Tempur-Pedic International, Inc	31,058
42,583	*,e	Under Armour, Inc (Class A)	4,048,792
4,706	*	Unifi, Inc	143,957
54,516		VF Corp	3,680,920
587		Weyco Group, Inc	16,665
3,389		Whirlpool Corp	542,714
		TOTAL CONSUMER DURABLES & APPAREL	41,125,225

CONSUMER SERVICES - 2.9%
1,289		Bob Evans Farms, Inc	55,775
7,805		Brinker International, Inc	355,206
58

TIAA-CREF FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE

38,390		Choice Hotels International, Inc	$2,008,181
33,819		Darden Restaurants, Inc	2,093,058
320		DineEquity, Inc	26,704
5,070	e	Domino’s Pizza, Inc	540,817
1,850	e	Dunkin Brands Group, Inc	76,609
359		Jack in the Box, Inc	26,756
149,371		Marriott International, Inc (Class A)	11,468,705
231,745		McDonald’s Corp	26,013,376
178,343	*	MGM Resorts International	4,135,774
16,650	*	Popeyes Louisiana Kitchen, Inc	939,726
15,819		Royal Caribbean Cruises Ltd	1,555,799
39,632	*	Ruby Tuesday, Inc	207,275
38,369		Service Corp International	1,084,308
9,766		Sonic Corp	278,722
386,637		Starbucks Corp	24,191,877
55,313		Starwood Hotels & Resorts Worldwide, Inc	4,417,849
190		Vail Resorts, Inc	21,692
		TOTAL CONSUMER SERVICES	79,498,209

DIVERSIFIED FINANCIALS - 6.3%
52,376	*	Ally Financial, Inc	1,043,330
270,048		American Express Co	19,783,717
1,075		Ameriprise Financial, Inc	124,012
437,091		Bank of New York Mellon Corp	18,204,840
49,451		BlackRock, Inc	17,405,268
430		CBOE Holdings, Inc	28,827
528,637		Charles Schwab Corp	16,134,001
124,077		CME Group, Inc	11,721,554
280		Cohen & Steers, Inc	8,565
1,343	*,e	Credit Acceptance Corp	253,948
241,166		Discover Financial Services	13,558,353
235,285		Franklin Resources, Inc	9,590,217
9,333	*	Green Dot Corp	173,034
53,137		IntercontinentalExchange Group, Inc	13,411,779
203,789		Invesco Ltd	6,759,681
23,497		Janus Capital Group, Inc	364,908
24,238		Legg Mason, Inc	1,084,650
29,667		NASDAQ OMX Group, Inc	1,717,423
3,942		Nelnet, Inc (Class A)	141,045
202,190		Northern Trust Corp	14,232,154
7,580	*	PHH Corp	111,426
4,106	*	Pico Holdings, Inc	39,664
3,216	*	Safeguard Scientifics, Inc	57,084
185,701		State Street Corp	12,813,369
113,676		T Rowe Price Group, Inc	8,596,179
3,000		TD Ameritrade Holding Corp	103,410
25,591		Voya Financial, Inc	1,038,227
19,340	e	WisdomTree Investments, Inc	371,908
		TOTAL DIVERSIFIED FINANCIALS	168,872,573

59

TIAA-CREF FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE

ENERGY - 7.0%
130,417		Apache Corp	6,146,553
7,074	*,e	Approach Resources, Inc	$16,695
6,796	e	Atwood Oceanics, Inc	112,474
89,631		Baker Hughes, Inc	4,721,761
7,075	*	Bonanza Creek Energy, Inc	40,257
93,320	*	Callon Petroleum Co	810,018
71,294	*	Cameron International Corp	4,848,705
2,638	e	CARBO Ceramics, Inc	46,218
78,257	*	Cheniere Energy, Inc	3,875,287
37,587		Cimarex Energy Co	4,437,521
97,571	*,e	Clean Energy Fuels Corp	551,276
10,900	*,e	Cloud Peak Energy, Inc	32,373
237,723		Columbia Pipeline Group, Inc	4,937,507
10,655	*	Concho Resources, Inc	1,235,021
101,937		ConocoPhillips	5,438,339
13,967	*	Contango Oil & Gas Co	106,848
106,343	*	Continental Resources, Inc	3,606,091
2,470		Delek US Holdings, Inc	67,184
187,726		Devon Energy Corp	7,871,351
1,150		Energen Corp	66,873
194,192		EOG Resources, Inc	16,671,383
60,549		EQT Corp	4,000,472
1,665	*	Exterran Holdings, Inc	36,197
3,777	*	FMC Technologies, Inc	127,776
3,180	*,e	Geospace Technologies Corp	48,845
6,722		Green Plains Renewable Energy, Inc	137,868
140,849		Hess Corp	7,917,122
78,319	*	ION Geophysical Corp	28,978
308,932		Kinder Morgan, Inc	8,449,290
234,465		Marathon Oil Corp	4,309,467
198,607		Marathon Petroleum Corp	10,287,843
5,304	*	Matrix Service Co	120,401
184,819		National Oilwell Varco, Inc	6,956,587
2,239	*	Natural Gas Services Group, Inc	50,422
29,234	*	Newfield Exploration Co	1,174,915
125,112		Noble Energy, Inc	4,484,014
3,520	*,e	Oasis Petroleum, Inc	40,938
208,138	*	Occidental Petroleum Corp	15,514,607
458		Oceaneering International, Inc	19,245
422	*	Oil States International, Inc	12,664
45,345		Oneok, Inc	1,538,102
8,658	*	PDC Energy, Inc	522,424
180,309		Phillips 66	16,056,516
57,667		Pioneer Natural Resources Co	7,908,452
1,928	e	Range Resources Corp	58,688
11,132	*,e	Rex Energy Corp	25,158
2,148	*,e	RigNet, Inc	64,440
79	*	SEACOR Holdings, Inc	4,615
26,088	e	SM Energy Co	870,035
64,409	*	Southwestern Energy Co	711,075
336,489		Spectra Energy Corp	9,613,491
31,883		Superior Energy Services	451,463
6,235		Tesco Corp	49,880
60

TIAA-CREF FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE

15,125		Tesoro Corp	$1,617,316
14,184	*	Tetra Technologies, Inc	95,600
30,215	*,e	Ultra Petroleum Corp	165,578
13,893	*	Unit Corp	175,191
2,713	e	US Silica Holdings Inc	48,997
63,684		Valero Energy Corp	4,198,049
394,624	*	Weatherford International Ltd	4,040,950
66,832		Western Refining, Inc	2,781,548
2,844	*,e	Westmoreland Coal Co	20,363
360	*	Whiting Petroleum Corp	6,203
183,839		Williams Cos, Inc	7,250,610
		TOTAL ENERGY	187,632,130

FOOD & STAPLES RETAILING - 0.9%
3,418		Casey’s General Stores, Inc	363,060
331,206		Kroger Co	12,519,587
5,390	*	Natural Grocers by Vitamin C	129,090
970		Pricesmart, Inc	83,401
4,686		Spartan Stores, Inc	130,739
312,462		Sysco Corp	12,889,058
580		Weis Markets, Inc	23,861
71,214		Whole Foods Market, Inc	2,133,571
		TOTAL FOOD & STAPLES RETAILING	28,272,367

FOOD, BEVERAGE & TOBACCO - 4.1%
522		Alico, Inc	22,284
8,587		Bunge Ltd	626,507
95,721		Campbell Soup Co	4,861,670
46,939		ConAgra Foods, Inc	1,903,376
5,840	*	Darling International, Inc	59,101
201	*	Diamond Foods, Inc	7,964
8,100		Dr Pepper Snapple Group, Inc	723,897
4,635		Flowers Foods, Inc	125,145
293,131		General Mills, Inc	17,033,842
3,800	*	Hain Celestial Group, Inc	189,430
5,246		Hormel Foods Corp	354,367
11,509		J.M. Smucker Co	1,351,041
197,913		Kellogg Co	13,956,825
33,101		Keurig Green Mountain, Inc	1,679,876
149,191		Kraft Heinz Co	11,632,422
4,569	*	Landec Corp	56,199
6,572		McCormick & Co, Inc	551,917
27,407		Mead Johnson Nutrition Co	2,247,374
475,482		Mondelez International, Inc	21,948,249
304,503		PepsiCo, Inc	31,117,162
1,449	*	Seneca Foods Corp	42,282
674	*	TreeHouse Foods, Inc	57,721
		TOTAL FOOD, BEVERAGE & TOBACCO	110,548,651

HEALTH CARE EQUIPMENT & SERVICES - 3.8%
4,035		Abaxis, Inc	202,597
14,457	*	Acadia Healthcare Co, Inc	887,804
61

TIAA-CREF FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE

589		Aceto Corp	$17,764
7,035	*	Air Methods Corp	287,943
8,979	*	Align Technology, Inc	587,765
35,952	*	Amedisys, Inc	1,422,980
86,325		AmerisourceBergen Corp	8,331,226
8,356	*	AMN Healthcare Services, Inc	237,060
7,609	*	Amsurg Corp	533,315
5,424		Analogic Corp	475,251
4,439	*	Angiodynamics, Inc	55,843
72,129		Anthem, Inc	10,036,750
5,451	*,e	athenahealth, Inc	831,005
18,911	*	AtriCure, Inc	350,326
115,667		Becton Dickinson & Co	16,484,861
80,822	*,e	BioScrip, Inc	159,219
30,852	*	Brookdale Senior Living, Inc	645,115
13,370	*	Capital Senior Living Corp	302,429
141,129		Cardinal Health, Inc	11,600,804
42,468	*	Centene Corp	2,525,997
55,734	*	Cerner Corp	3,694,607
54,341	*,e	Cerus Corp	259,207
3,151	e	Chemed Corp	495,621
76,831		Cigna Corp	10,298,427
1,249	e	Computer Programs & Systems, Inc	47,475
184		Dentsply International, Inc	11,196
18,956	*	Edwards Lifesciences Corp	2,978,935
14,577	*	Envision Healthcare Holdings, Inc	411,071
16,337	*	ExamWorks Group, Inc	461,357
26,220	*,e	GenMark Diagnostics, Inc	166,759
1,539	*	Greatbatch, Inc	82,260
300	*	Haemonetics Corp	10,134
3,802	*	HealthStream, Inc	90,526
20,417	*	Healthways, Inc	240,308
2,117	*	Henry Schein, Inc	321,170
2,640	*	HMS Holdings Corp	27,799
43,174	*	Hologic, Inc	1,677,742
51,511		Humana, Inc	9,201,410
24,622	*	Idexx Laboratories, Inc	1,689,562
22,387	*	Inverness Medical Innovations, Inc	1,032,488
3,079	*	IPC The Hospitalist Co, Inc	241,702
18,008	*	Laboratory Corp of America Holdings	2,210,302
1,716		Landauer, Inc	67,765
11,874	*	LDR Holding Corp	300,412
9,359	*	LHC Group, Inc	421,763
21,680	*	LifePoint Hospitals, Inc	1,493,318
4,952	*	Magellan Health Services, Inc	264,437
343	*	MedAssets, Inc	8,122
9,720	*	Medidata Solutions, Inc	417,960
26,417	*	Merit Medical Systems, Inc	489,771
20,380	*	Molina Healthcare, Inc	1,263,560
19,779	*	Natus Medical, Inc	900,538
11,035	*	NxStage Medical, Inc	184,395
21,273	*	Omnicell, Inc	578,626
62

TIAA-CREF FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE

10,653	*	OraSure Technologies, Inc	$55,396
10,906		Patterson Cos, Inc	516,944
18,004	*	Pediatrix Medical Group, Inc	1,268,742
6,729	*	PharMerica Corp	192,248
1,887	*	Premier, Inc	63,800
6,534	*	Providence Service Corp	337,481
1,816		Quality Systems, Inc	25,515
5,122	*	Quidel Corp	98,445
25,215		Resmed, Inc	1,452,636
14,148		Select Medical Holdings Corp	159,872
485	*	Sirona Dental Systems, Inc	52,928
7,472	*	Spectranetics Corp	91,308
9,466	*	Staar Surgical Co	77,148
8,077	*	Surgical Care Affiliates, Inc	239,160
6,093	*	Triple-S Management Corp (Class B)	125,455
17,940		Universal American Corp	133,832
8,920		US Physical Therapy, Inc	437,615
500	*	Varian Medical Systems, Inc	39,265
12,420	*	Vascular Solutions, Inc	398,930
14,899	*	VCA Antech, Inc	816,018
18,508	*	Vocera Communications, Inc	217,839
6,388	*	Wright Medical Group NV	123,480
		TOTAL HEALTH CARE EQUIPMENT & SERVICES	104,940,836

HOUSEHOLD & PERSONAL PRODUCTS - 2.4%
4		Clorox Co	487
263,164		Colgate-Palmolive Co	17,460,932
51,678		Estee Lauder Cos (Class A)	4,158,012
40,204		Kimberly-Clark Corp	4,812,821
11,539	*	Medifast, Inc	322,746
494,623		Procter & Gamble Co	37,779,305
		TOTAL HOUSEHOLD & PERSONAL PRODUCTS	64,534,303

INSURANCE - 5.7%
138,351		ACE Ltd	15,708,373
252,885		Aflac, Inc	16,121,419
5,145		Arthur J. Gallagher & Co	224,991
32,636		Aspen Insurance Holdings Ltd	1,586,436
8,868		Axis Capital Holdings Ltd	478,872
316,583	*	Berkshire Hathaway, Inc (Class B)	43,061,619
113,846		Chubb Corp	14,725,980
476		Employers Holdings, Inc	12,600
290	*	Enstar Group Ltd	45,762
3,280		First American Financial Corp	125,066
111,278		Hartford Financial Services Group, Inc	5,147,720
400		Kemper Corp	14,288
26,627		Loews Corp	970,820
98,755		Marsh & McLennan Cos, Inc	5,504,604
4,654		PartnerRe Ltd	646,906
117,053		Principal Financial Group	5,871,378
273,774		Progressive Corp	9,070,133
192,025		Prudential Financial, Inc	15,842,062
63

TIAA-CREF FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE

200		Reinsurance Group of America, Inc (Class A)	$18,048
674		RenaissanceRe Holdings Ltd	73,891
13,769		Stewart Information Services Corp	553,101
154,830		Travelers Cos, Inc	17,478,759
		TOTAL INSURANCE	153,282,828

MATERIALS - 4.3%
113,747		Air Products & Chemicals, Inc	15,808,558
3,402		Albemarle Corp	182,075
7,701		Aptargroup, Inc	566,486
66,813		Avery Dennison Corp	4,340,841
23,667		Ball Corp	1,621,189
791		Bemis Co, Inc	36,212
2,310		Carpenter Technology Corp	76,946
17,130		Celanese Corp (Series A)	1,217,086
31,721	*,e	Century Aluminum Co	114,830
1,826	*	Clearwater Paper Corp	92,085
46,693		Commercial Metals Co	670,978
4,705		Compass Minerals International, Inc	382,234
14,217		Eastman Chemical Co	1,026,041
134,228		Ecolab, Inc	16,154,340
2,950	*	Ferro Corp	36,845
12,034	*,e	Flotek Industries, Inc	217,815
530		Globe Specialty Metals, Inc	6,689
26,314		H.B. Fuller Co	999,669
1,039		Hawkins, Inc	43,056
7,648		Innophos Holdings, Inc	324,964
3,111		International Flavors & Fragrances, Inc	361,063
99,782		International Paper Co	4,259,694
510	*	Kraton Polymers LLC	10,399
63,130	*	Louisiana-Pacific Corp	1,114,876
141,588		LyondellBasell Industries AF S.C.A	13,154,941
14,012		Minerals Technologies, Inc	825,867
45,313		Mosaic Co	1,531,126
420		Neenah Paper, Inc	28,312
214,304		Nucor Corp	9,065,059
3,500		PolyOne Corp	117,040
2,575		PPG Industries, Inc	268,469
126,084		Praxair, Inc	14,006,672
274		Quaker Chemical Corp	21,750
2,337		Reliance Steel & Aluminum Co	140,127
55,648		Royal Gold, Inc	2,662,200
4,126		Schnitzer Steel Industries, Inc (Class A)	69,564
6,530		Sealed Air Corp	320,754
15,560		Sherwin-Williams Co	4,151,875
82,784		Sigma-Aldrich Corp	11,566,580
840		Stepan Co	44,461
28,446	*	Stillwater Mining Co	265,686
22,021	e	Valspar Corp	1,782,600
1,674		Wausau Paper Corp	17,092
67,182		WestRock Co	3,611,704
45,328		Worthington Industries, Inc	1,391,570
		TOTAL MATERIALS	114,708,420
64

TIAA-CREF FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE

MEDIA - 3.4%
17,071	*,e	Charter Communications, Inc	$3,259,537
8,053		Cinemark Holdings, Inc	285,398
54,300	*	Clear Channel Outdoor Holdings, Inc (Class A)	406,164
146,657	*,e	Discovery Communications, Inc (Class A)	4,317,582
197,556	*	Discovery Communications, Inc (Class C)	5,436,741
19,509	*,e	DreamWorks Animation SKG, Inc (Class A)	394,862
12,529	*	Entercom Communications Corp (Class A)	138,320
51,238		Entravision Communications Corp (Class A)	448,845
3,930	*	Gray Television, Inc	62,448
2,205		John Wiley & Sons, Inc (Class A)	115,388
5,910	*	Liberty Broadband Corp (Class A)	322,450
850	*	Madison Square Garden Co	151,725
21,053	*	Media General, Inc	312,847
85,700		New York Times Co (Class A)	1,138,096
320		Scholastic Corp	13,078
5,846		Scripps Networks Interactive (Class A)	351,228
23,476	e	Sinclair Broadcast Group, Inc (Class A)	704,515
99,284		Time Warner Cable, Inc	18,804,390
249,678		Time Warner, Inc	18,810,740
318,396		Walt Disney Co	36,214,361
		TOTAL MEDIA	91,688,715

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 10.3%
29,858	*	Acadia Pharmaceuticals, Inc	1,039,656
24,648	*,e	Affymetrix, Inc	226,762
150,551		Agilent Technologies, Inc	5,684,806
82,270	*	Akorn, Inc	2,199,900
66,260	*	Alexion Pharmaceuticals, Inc	11,661,760
168,172		Amgen, Inc	26,601,447
32,135	*	Aratana Therapeutics, Inc	224,624
52,762	*,e	Ariad Pharmaceuticals, Inc	360,892
57,235	*	Biogen Idec, Inc	16,627,340
38,322	*	BioMarin Pharmaceutical, Inc	4,485,207
16,269	*	Bluebird Bio, Inc	1,254,828
399,651		Bristol-Myers Squibb Co	26,356,983
26,442	*	Cambrex Corp	1,215,539
179,391	*	Celgene Corp	22,013,070
22,795	*,e	Cempra, Inc	506,049
21,898	*	Cepheid, Inc	731,393
69,018	*,e	Depomed, Inc	1,207,815
27,007	*,e	Endocyte, Inc	138,816
5,043	*,e	Fluidigm Corp	54,515
292,643		Gilead Sciences, Inc	31,643,488
870	*	Immunogen, Inc	10,179
17,165	*,e	Immunomedics, Inc	51,323
42,863	*,e	Inovio Pharmaceuticals, Inc	271,323
15,543	*	Intra-Cellular Therapies, Inc	743,732
13,244	*,e	Ironwood Pharmaceuticals, Inc	150,452
21,127	*,e	Isis Pharmaceuticals, Inc	1,017,265
65

TIAA-CREF FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE

462,516		Johnson & Johnson	$46,727,991
14,627	*,e	Kite Pharma, Inc	995,367
239,846	*,e	MannKind Corp	793,890
585,910		Merck & Co, Inc	32,025,841
870	*	Mettler-Toledo International, Inc	270,561
42,183	*,e	MiMedx Group, Inc	307,092
91,708	*,e	Nektar Therapeutics	1,088,574
89,462	*,e	Opko Health, Inc	845,416
146,030	*,e	Orexigen Therapeutics, Inc	443,931
4,875		PerkinElmer, Inc	251,745
9,310	*	Prestige Brands Holdings, Inc	456,283
22,411	*	Prothena Corp plc	1,154,391
9,644	*	Quintiles Transnational Holdings, Inc	613,841
19,457	*,e	Relypsa, Inc	311,117
47,907	*,e	Sangamo Biosciences, Inc	337,744
46,751	*,e	Sarepta Therapeutics, Inc	1,124,829
17,810	*	Sucampo Pharmaceuticals, Inc (Class A)	344,802
3,836	*,e	TESARO, Inc	174,423
47,457	*,e	Tetraphase Pharmaceuticals, Inc	428,537
100,084		Thermo Electron Corp	13,088,985
69,864	*	Vertex Pharmaceuticals, Inc	8,714,835
3,388	*,e	Vital Therapies, Inc	26,325
107,787	*,e	Vivus, Inc	135,812
23,584	*	Waters Corp	3,014,035
58,929	*,e	Xenoport, Inc	360,056
11,860	*	Zafgen, Inc	114,212
158,447		Zoetis Inc	6,814,805
		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES	277,444,604

REAL ESTATE - 4.5%
8,135		American Campus Communities, Inc	330,037
172,248		American Tower Corp	17,608,913
616,689		Annaly Capital Management, Inc	6,136,056
1,000		AvalonBay Communities, Inc	174,830
48,024		Boston Properties, Inc	6,043,820
78,489	*	CBRE Group, Inc	2,926,070
15,389		Coresite Realty	845,626
138,457		Crown Castle International Corp	11,832,535
2,518		Digital Realty Trust, Inc	186,231
8,358		Douglas Emmett, Inc	255,337
58,576		Duke Realty Corp	1,212,523
3,834		Equinix, Inc	1,137,471
515		Equity One, Inc	13,689
73,501		Equity Residential	5,683,097
3,961		Federal Realty Investment Trust	568,364
113,183		First Industrial Realty Trust, Inc	2,453,807
1,693	*	Forest City Enterprises, Inc (Class A)	37,415
540		Franklin Street Properties Corp	5,627
219,210		HCP, Inc	8,154,612
4,940		Healthcare Realty Trust, Inc	130,218
290,281		Host Marriott Corp	5,030,570
4,700		Invesco Mortgage Capital, Inc	56,635
66

TIAA-CREF FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE

50,982		Iron Mountain, Inc	$1,562,089
19,343	*	iStar Financial, Inc	250,298
8		Jones Lang LaSalle, Inc	1,334
266		Kilroy Realty Corp	17,513
15,135		Liberty Property Trust	514,893
20,078		Macerich Co	1,701,410
9,974		Mid-America Apartment Communities, Inc	849,685
540		Piedmont Office Realty Trust, Inc	10,465
2,000		Plum Creek Timber Co, Inc	81,480
3,580		Post Properties, Inc	213,869
211,234		Prologis, Inc	9,026,029
140		PS Business Parks, Inc	12,011
34,457		Ryman Hospitality Properties	1,812,438
101,900		Simon Property Group, Inc	20,528,774
500		UDR, Inc	17,230
39,642		Ventas, Inc	2,129,568
55,605		Vornado Realty Trust	5,591,083
297		Washington REIT	8,022
75,037		Welltower, Inc	4,867,650
11,648		Weyerhaeuser Co	341,636
		TOTAL REAL ESTATE	120,360,960

RETAILING - 3.2%
29,746	*	1-800-FLOWERS.COM, Inc (Class A)	295,378
2,432		Aaron’s, Inc	59,997
50,729	e	American Eagle Outfitters, Inc	775,139
1,397	*	America’s Car-Mart, Inc	47,833
15,901	*	AutoZone, Inc	12,472,903
79,998	*	Bed Bath & Beyond, Inc	4,770,281
53,182		Best Buy Co, Inc	1,862,965
3,317		Big 5 Sporting Goods Corp	30,351
7,121	*	Blue Nile, Inc	242,826
250	e	Buckle, Inc	8,860
2,688	*,e	Cabela’s, Inc	105,289
37,531	*	Carmax, Inc	2,214,704
9		Chico’s FAS, Inc	124
13,497		DSW, Inc (Class A)	336,615
1,820		Finish Line, Inc (Class A)	33,907
7,586	*	Francesca’s Holdings Corp	107,797
13,136	*	FTD Cos, Inc	372,012
2	e	GameStop Corp (Class A)	92
204,445	e	Gap, Inc	5,564,993
8,830		GNC Holdings, Inc	262,693
122,755	*	Groupon, Inc	455,421
12,226		Haverty Furniture Cos, Inc	286,211
11,044		HSN, Inc	683,071
10,388		Kirkland’s, Inc	238,820
93,965		Kohl’s Corp	4,333,666
8,191	*,e	Lands’ End, Inc	202,154
7,610	*	LKQ Corp	225,332
289,822		Lowe’s Companies, Inc	21,397,558
4,455	*	MarineMax, Inc	70,389
67

TIAA-CREF FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE

107,980	*	NetFlix, Inc	$11,702,872
26,766		Nordstrom, Inc	1,745,411
17,354		Nutri/System, Inc	401,398
96,086	*	Office Depot, Inc	732,175
2,957	e	Outerwall, Inc	177,420
8,631	*,e	Overstock.com, Inc	135,161
14,574	e	PetMed Express, Inc	245,135
12,005	e	Pier 1 Imports, Inc	89,077
85,876		Ross Stores, Inc	4,343,608
5,448	*	Sally Beauty Holdings, Inc	128,083
9,342		Shoe Carnival, Inc	209,915
19,331	*	Shutterfly, Inc	806,296
5,696	e	Stage Stores, Inc	55,422
226,633		Staples, Inc	2,943,963
15,115		Stein Mart, Inc	133,919
6,435		Tiffany & Co	530,501
15,754		Tractor Supply Co	1,455,512
11,557	*	Ulta Salon Cosmetics & Fragrance, Inc	2,010,456
5		Williams-Sonoma, Inc	369
860		Winmark Corp	86,645
		TOTAL RETAILING	85,390,719

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 2.8%
25,961	*,e	Advanced Micro Devices, Inc	55,037
6,519		Analog Devices, Inc	391,922
689,292		Applied Materials, Inc	11,559,427
11,151	*	Cirrus Logic, Inc	343,785
24,001	*	Integrated Device Technology, Inc	612,026
946,606		Intel Corp	32,052,079
8,578		Lam Research Corp	656,989
80,541		Nvidia Corp	2,284,948
217,373	*	ON Semiconductor Corp	2,391,103
43,222		Skyworks Solutions, Inc	3,338,467
35,399	*,e	SunPower Corp	950,109
15,470		Teradyne, Inc	301,975
348,081		Texas Instruments, Inc	19,743,155
		TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT	74,681,022

SOFTWARE & SERVICES - 11.9%
196,925		Accenture plc	21,110,360
21,502	*	Actua Corp	297,803
207,017	*	Adobe Systems, Inc	18,354,127
43,570	*	Alphabet, Inc (Class A)	32,128,082
44,509	*	Alphabet, Inc (Class C)	31,637,442
39,278	*,e	Angie’s List, Inc	303,619
687	*	Aspen Technology, Inc	28,435
78,354	*	Autodesk, Inc	4,324,357
96,588		Automatic Data Processing, Inc	8,402,190
49,794		Broadridge Financial Solutions, Inc	2,966,727
194,356		CA, Inc	5,385,605
9,420	*	Cadence Design Systems, Inc	209,312
265,272	*	Cognizant Technology Solutions Corp (Class A)	18,067,676
68

TIAA-CREF FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE

24,288	*	comScore, Inc	$1,039,041
5,337		Convergys Corp	137,001
6,960	*	DHI Group, Inc	62,988
21,148	*	Ellie Mae, Inc	1,543,381
4,854	*	EnerNOC, Inc	38,055
6,786	*	ExlService Holdings, Inc	300,348
2,390		Factset Research Systems, Inc	418,537
5,777		Fair Isaac Corp	533,622
57,725	*,e	FireEye, Inc	1,509,509
14,902	*	FleetCor Technologies, Inc	2,158,704
24,626	*	Fortinet, Inc	846,149
128,323	*,e	Glu Mobile, Inc	528,691
19,718	*	HomeAway, Inc	622,300
10,181	*	Infoblox, Inc	166,052
13,275	*	Internap Network Services Corp	89,739
199,991		International Business Machines Corp	28,014,739
162,957		Intuit, Inc	15,876,901
34,670		j2 Global, Inc	2,688,659
32,415	*	Liquidity Services, Inc	265,479
4,363	*	LogMeIn, Inc	293,892
31,605	*	Manhattan Associates, Inc	2,302,424
23,167	*	Marketo, Inc	681,805
251,444		Mastercard, Inc (Class A)	24,890,442
12,164		MAXIMUS, Inc	829,585
119,146	*	Monster Worldwide, Inc	747,045
2,864	*,e	NetSuite, Inc	243,640
10,078	*,e	NeuStar, Inc (Class A)	274,021
718,359		Oracle Corp	27,901,064
19,127	*	Perficient, Inc	319,803
1,618	*	PROS Holdings, Inc	38,864
16,107	*	QLIK Technologies, Inc	505,277
17,879	*	Qualys, Inc	631,486
2,312	*,e	Quotient Technology, Inc	12,808
43,224	*	Rackspace Hosting, Inc	1,117,340
5,532	*	RetailMeNot, Inc	48,626
2,916	*	Rovi Corp	26,681
15,332		Sabre Corp	449,534
247,004	*	Salesforce.com, Inc	19,194,681
96,222	*	ServiceSource International LLC	410,868
2,310	*	SolarWinds, Inc	134,049
11,722	*	SPS Commerce, Inc	841,874
12,852	*	Stamps.com, Inc	971,740
538	*	Sykes Enterprises, Inc	15,602
391,408		Symantec Corp	8,063,005
3,876	*	Syntel, Inc	182,327
6,951	*	Tangoe, Inc	57,554
8,168	*	Teradata Corp	229,602
12,538	*	Tyler Technologies, Inc	2,135,974
2,810	*	Ultimate Software Group, Inc	574,224
4,890	*	Unisys Corp	65,526
5,290	*,e	Vasco Data Security International	100,563
33,117	*	Website Pros, Inc	777,256
69

TIAA-CREF FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE

23,310	*	Workday, Inc	$1,840,791
1,051,874		Xerox Corp	9,877,097
378,470	*	Yahoo!, Inc	13,481,101
		TOTAL SOFTWARE & SERVICES	320,323,801

TECHNOLOGY HARDWARE & EQUIPMENT - 4.0%
1,610		Adtran, Inc	25,003
1,070		Belden CDT, Inc	68,512
1,524	*	Benchmark Electronics, Inc	30,145
14,456		Black Box Corp	176,508
7,451	*	Calix Networks, Inc	52,082
1,061,578		Cisco Systems, Inc	30,626,525
3,629		Cognex Corp	136,450
180	*	Coherent, Inc	9,756
141,705		Corning, Inc	2,635,713
33,173	*	Cray, Inc	982,916
6,785		Daktronics, Inc	65,815
2,946		Electro Rent Corp	30,579
8,370	*	Electronics for Imaging, Inc	388,703
657,757		EMC Corp	17,246,389
3,097	*	FARO Technologies, Inc	104,648
1,110		FEI Co	80,131
40,091	*	Finisar Corp	455,835
3,309	*	GSI Group, Inc	44,705
622,078		Hewlett-Packard Co	16,771,223
64,574		Ingram Micro, Inc (Class A)	1,923,014
2,970	*	Insight Enterprises, Inc	75,438
5,777		InterDigital, Inc	293,125
11,694	*	IPG Photonics Corp	966,158
350	*	Itron, Inc	12,856
16,051		Jabil Circuit, Inc	368,852
20,384		Lexmark International, Inc (Class A)	662,276
212		Littelfuse, Inc	21,185
6,814		Methode Electronics, Inc	227,111
78,575		Motorola, Inc	5,497,893
417		National Instruments Corp	12,706
6,215	*	Netgear, Inc	257,301
500	*	OSI Systems, Inc	43,090
281	*	Plexus Corp	9,728
21,488	*	QLogic Corp	266,451
370,613		Qualcomm, Inc	22,021,824
39,417	*	Quantum Corp	33,110
5,980	*	RealD, Inc	60,817
610	*	Rofin-Sinar Technologies, Inc	17,666
38,276		SanDisk Corp	2,947,252
12,991	*	Scansource, Inc	448,319
40,613	*,e	Silicon Graphics International Corp	177,479
8,832	*	Sonus Networks, Inc	58,380
22,364	*	Super Micro Computer, Inc	630,888
502		SYNNEX Corp	44,397
6,860	*	Tech Data Corp	499,339
3,218	*	TTM Technologies, Inc	23,491
70

TIAA-CREF FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE

7,285	*	Universal Display Corp	$249,948
		TOTAL TECHNOLOGY HARDWARE & EQUIPMENT	107,781,732

TELECOMMUNICATION SERVICES - 2.0%
25,707	*	Boingo Wireless, Inc	198,715
373,371		CenturyTel, Inc	10,532,796
58,198	*	Cincinnati Bell, Inc	219,407
2,650		Consolidated Communications Holdings, Inc	58,565
3,579	*,e	Fairpoint Communications, Inc	57,407
6,453	*	General Communication, Inc (Class A)	131,415
3,026		IDT Corp (Class B)	39,187
10,911	*,e	inContact, Inc	97,108
67,259	*,e	Iridium Communications, Inc	552,196
29,783	*	Level 3 Communications, Inc	1,517,444
3,379		Lumos Networks Corp	43,792
835,162	*,e	Sprint Corp	3,950,316
761,441		Verizon Communications, Inc	35,696,354
100,781	*	Vonage Holdings Corp	611,741
		TOTAL TELECOMMUNICATION SERVICES	53,706,443

TRANSPORTATION - 3.1%
158		Allegiant Travel Co	31,197
387		Amerco, Inc	157,242
310		Arkansas Best Corp	8,029
42,330	*	Avis Budget Group, Inc	2,113,960
490		CH Robinson Worldwide, Inc	33,996
405,893		CSX Corp	10,955,052
152,360		Delta Air Lines, Inc	7,745,983
4,220	*	Echo Global Logistics, Inc	100,394
8		Expeditors International of Washington, Inc	398
1,000	*	Hertz Global Holdings, Inc	19,500
180		Landstar System, Inc	11,347
103,126		Norfolk Southern Corp	8,253,174
9		Ryder System, Inc	646
367,533		Southwest Airlines Co	17,013,103
176,809		Union Pacific Corp	15,797,884
208,521		United Parcel Service, Inc (Class B)	21,481,833
		TOTAL TRANSPORTATION	83,723,738

UTILITIES - 3.1%
5,465		American Water Works Co, Inc	313,472
91,114		Centerpoint Energy, Inc	1,690,165
9,136		Chesapeake Utilities Corp	476,991
180,018		Consolidated Edison, Inc	11,836,184
212,848		Duke Energy Corp	15,212,247
136,459		Eversource Energy	6,951,221
10,413		ITC Holdings Corp	340,713
5,397		MDU Resources Group, Inc	101,787
16,882		MGE Energy, Inc	696,720
13,718		New Jersey Resources Corp	434,586
169,886		NextEra Energy, Inc	17,440,497
2,044		Northwest Natural Gas Co	97,642
71

TIAA-CREF FUNDS - Social Choice Equity Fund

SHARES		COMPANY	RATE	MATURITY DATE	VALUE

290	e	Ormat Technologies, Inc			$10,939
301,013		Pepco Holdings, Inc			8,015,976
68,414		Piedmont Natural Gas Co, Inc			3,920,806
8,480		Pinnacle West Capital Corp			538,565
12,539		Public Service Enterprise Group, Inc			517,735
103,815		Sempra Energy			10,631,694
37,448		South Jersey Industries, Inc			992,747
26,660		TECO Energy, Inc			719,820
10,048		Unitil Corp			356,403
1,260		Vectren Corp			57,292
14,686		WEC Energy Group, Inc			757,210
14,518		WGL Holdings, Inc			903,455
38,029		Xcel Energy, Inc			1,354,973
		TOTAL UTILITIES			84,369,840

		TOTAL COMMON STOCKS			2,691,779,868
		(Cost $2,079,461,525)

PRINCIPAL		ISSUER

SHORT-TERM INVESTMENTS - 2.4%

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED - 2.4%

GOVERNMENT AGENCY DEBT - 2.1%
$37,750,000		Federal Home Loan Bank (FHLB)	0.060%-0.120%	11/13/15-1/06/16	37,746,352
9,875,000		Federal Home Loan Mortgage Corp (FHLMC)	0.130-0.135	11/20/15	9,874,312
10,000,000		Federal National Mortgage Association (FNMA)	0.100	1/14/16	9,997,945
		TOTAL GOVERNMENT AGENCY DEBT			57,618,609

TREASURY DEBT - 0.3%
5,200,000		United States Treasury Bill	0.080	1/14/16	5,199,549
		TOTAL TREASURY DEBT			5,199,549

		TOTAL OF CASH COLLATERAL FOR SECURITIES LOANED			62,818,158

		TOTAL SHORT-TERM INVESTMENTS			62,818,158
		(Cost $62,818,158)
		TOTAL INVESTMENTS - 102.0%			2,754,598,026
		(Cost $2,142,279,683)
		OTHER ASSETS & LIABILITIES, NET - (2.0)%			(53,234,810)
		NET ASSETS - 100.0%			$2,701,363,216

Abbreviation(s):
REIT	Real Estate Investment Trust

*	Non-income producing
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $65,111,609.
72

TIAA-CREF FUNDS - Social Choice Low Carbon Equity Fund

TIAA-CREF FUNDS

SOCIAL CHOICE LOW CARBON EQUITY FUND

SCHEDULE OF INVESTMENTS

October 31, 2015

SHARES		COMPANY	VALUE

COMMON STOCKS - 99.5%

AUTOMOBILES & COMPONENTS - 2.2%
975		Delphi Automotive plc	$81,110
15,351		Ford Motor Co	227,348
1,470		Harley-Davidson, Inc	72,692
4,272		Johnson Controls, Inc	193,009
121		Remy International, Inc	3,568
689	*	Tesla Motors, Inc	142,575
		TOTAL AUTOMOBILES & COMPONENTS	720,302

BANKS - 3.8%
69		1st Source Corp	2,191
73		Ameris Bancorp	2,299
88		Banner Corp	4,318
5,072		BB&T Corp	188,425
125		Berkshire Hills Bancorp, Inc	3,575
75		Bryn Mawr Bank Corp	2,185
95	*	Capital Bank Financial Corp	3,068
137		Cardinal Financial Corp	3,114
285		Cathay General Bancorp	8,921
193		Centerstate Banks of Florida, Inc	2,814
47		CIT Group, Inc	2,021
152		CoBiz, Inc	1,894
477		Comerica, Inc	20,702
113	*	Customers Bancorp, Inc	3,108
412		EverBank Financial Corp	7,111
119	*	FCB Financial Holdings, Inc	4,232
379		First Commonwealth Financial Corp	3,483
166		First Financial Bancorp	3,200
83		First Interstate Bancsystem, Inc	2,354
160		First Merchants Corp	4,197
2,507		First Niagara Financial Group, Inc	25,947
128		Heritage Financial Corp	2,358
5,991		Keycorp	74,408
202		LegacyTexas Financial Group, Inc	5,797
939		M&T Bank Corp	112,539
649	*	MGIC Investment Corp	6,101
157		National Bank Holdings Corp	3,463
989		National Penn Bancshares, Inc	11,908
3,137		New York Community Bancorp, Inc	51,823
791		PacWest Bancorp	35,627
2,439		PNC Financial Services Group, Inc	220,144
731		Popular, Inc	21,616
358	*	Signature Bank	53,313
107		Southside Bancshares, Inc	2,878
151		State Bank & Trust Co	3,231
73

TIAA-CREF FUNDS - Social Choice Low Carbon Equity Fund

SHARES		COMPANY	VALUE

1,558		Umpqua Holdings Corp	$26,019
192		Union Bankshares Corp	4,810
6,029		US Bancorp	254,303
112	*	Walker & Dunlop, Inc	3,249
160	*	Walter Investment Management Corp	1,914
62		Washington Trust Bancorp, Inc	2,406
1,435		Zions Bancorporation	41,285
		TOTAL BANKS	1,238,351

CAPITAL GOODS - 7.9%
1,913		3M Co	300,743
143		Advanced Drainage Systems, Inc	4,493
642	*	Aecom Technology Corp	18,920
265		Aircastle Ltd	6,005
504		Allegion plc	32,846
1,510		Ametek, Inc	82,778
54		Argan, Inc	1,995
211	*	Beacon Roofing Supply, Inc	7,467
198	*	Builders FirstSource, Inc	2,340
2,953		Caterpillar, Inc	215,539
692		Chicago Bridge & Iron Co NV	31,050
1,280		Cummins, Inc	132,493
2,519		Danaher Corp	235,048
2,404		Deere & Co	187,512
1,133		Dover Corp	72,999
3,299		Eaton Corp	184,447
209	*	Esterline Technologies Corp	16,104
237		Fastenal Co	9,281
1,035		Fluor Corp	49,483
167		Granite Construction, Inc	5,484
133		H&E Equipment Services, Inc	2,568
681		Hexcel Corp	31,544
2,150		Illinois Tool Works, Inc	197,671
745		Ingersoll-Rand plc	44,149
115		Kaman Corp	4,472
73		Lincoln Electric Holdings, Inc	4,366
2,462		Masco Corp	71,398
119	*	Middleby Corp	13,916
88	*	MYR Group, Inc	1,980
217	*	Navistar International Corp	2,669
757	*	NOW, Inc	12,498
364		Paccar, Inc	19,165
852		Parker Hannifin Corp	89,205
312		Pentair plc	17,447
835		Precision Castparts Corp	192,726
950		Rockwell Automation, Inc	103,702
934		Rockwell Collins, Inc	80,997
146		Roper Industries, Inc	27,207
141		TAL International Group, Inc	2,391
685	*	United Rentals, Inc	51,279
166		Valmont Industries, Inc	18,001
33		W.W. Grainger, Inc	6,930
74

TIAA-CREF FUNDS - Social Choice Low Carbon Equity Fund

SHARES		COMPANY	VALUE

278		Woodward Governor Co	$12,649
		TOTAL CAPITAL GOODS	2,605,957

COMMERCIAL & PROFESSIONAL SERVICES - 0.6%
468	*	ACCO Brands Corp	3,777
212		Deluxe Corp	12,625
840		Equifax, Inc	89,519
154		KAR Auction Services, Inc	5,914
104		Kforce, Inc	2,923
23		Manpower, Inc	2,111
233		Matthews International Corp (Class A)	13,451
111		McGrath RentCorp	3,336
220	*	On Assignment, Inc	9,924
1,424		Pitney Bowes, Inc	29,406
1,473		R.R. Donnelley & Sons Co	24,849
430		Tyco International plc	15,669
85		Viad Corp	2,559
		TOTAL COMMERCIAL & PROFESSIONAL SERVICES	216,063

CONSUMER DURABLES & APPAREL - 1.3%
542		Hasbro, Inc	41,642
544	*	Kate Spade & Co	9,776
2,389		Mattel, Inc	58,722
132	*	Michael Kors Holdings Ltd	5,100
2,132		Nike, Inc (Class B)	279,356
232	*	Under Armour, Inc (Class A)	22,058
395		VF Corp	26,670
		TOTAL CONSUMER DURABLES & APPAREL	443,324

CONSUMER SERVICES - 3.1%
55	*	Ascent Media Corp (Series A)	1,198
1,993		Hilton Worldwide Holdings, Inc	49,805
402	*	LifeLock, Inc	5,632
1,480		Marriott International, Inc (Class A)	113,634
109		Marriott Vacations Worldwide Corp	7,020
2,820		McDonald’s Corp	316,545
3,145	*	MGM Resorts International	72,932
1,215		Royal Caribbean Cruises Ltd	119,495
837		Service Corp International	23,654
726	*	ServiceMaster Global Holdings, Inc	25,882
4,656		Starbucks Corp	291,326
		TOTAL CONSUMER SERVICES	1,027,123

DIVERSIFIED FINANCIALS - 6.6%
3,400	*	Ally Financial, Inc	67,728
3,176		American Express Co	232,674
1,281		Ameriprise Financial, Inc	147,776
5,217		Bank of New York Mellon Corp	217,288
634		BlackRock, Inc	223,149
6,739		Charles Schwab Corp	205,674
2,081		CME Group, Inc	196,592
36	*	Credit Acceptance Corp	6,807
75

TIAA-CREF FUNDS - Social Choice Low Carbon Equity Fund

SHARES		COMPANY	VALUE

3,125		Discover Financial Services	$175,688
2,739		Franklin Resources, Inc	111,642
195	*	Green Dot Corp	3,615
680		IntercontinentalExchange Group, Inc	171,632
436		Invesco Ltd	14,462
1,648		Northern Trust Corp	116,003
211	*	PHH Corp	3,102
2,714		State Street Corp	187,266
399		T Rowe Price Group, Inc	30,173
475		TD Ameritrade Holding Corp	16,373
29		Virtus Investment Partners, Inc	3,394
977		Voya Financial, Inc	39,637
806		WisdomTree Investments, Inc	15,499
		TOTAL DIVERSIFIED FINANCIALS	2,186,174

ENERGY - 2.5%
275		Atwood Oceanics, Inc	4,551
3,070		Baker Hughes, Inc	161,728
148		Bristow Group, Inc	5,140
240	*	C&J Energy Services Ltd	1,197
1,352	*	Cameron International Corp	91,949
83		CARBO Ceramics, Inc	1,454
405		Delek US Holdings, Inc	11,016
275	*	Dril-Quip, Inc	16,929
1,654		Ensco plc	27,506
490	*	Exterran Holdings, Inc	10,653
1,631	*	FMC Technologies, Inc	55,177
161		Green Plains Renewable Energy, Inc	3,302
113	*	Matrix Service Co	2,565
1,018	*	McDermott International, Inc	4,693
2,739		National Oilwell Varco, Inc	103,096
697		Oceaneering International, Inc	29,288
364	*	Oil States International, Inc	10,924
1,474		Oneok, Inc	49,998
608		PBF Energy, Inc	20,672
77	*	SEACOR Holdings, Inc	4,498
889		Tesoro Corp	95,061
331	*	Tetra Technologies, Inc	2,231
227		US Silica Holdings Inc	4,100
5,471	*	Weatherford International Ltd	56,023
502		Western Refining, Inc	20,893
510		World Fuel Services Corp	22,675
		TOTAL ENERGY	817,319

FOOD & STAPLES RETAILING - 1.2%
5,304		Kroger Co	200,491
82		Pricesmart, Inc	7,051
4,193		Sysco Corp	172,961
201		Whole Foods Market, Inc	6,022
		TOTAL FOOD & STAPLES RETAILING	386,525
76

TIAA-CREF FUNDS - Social Choice Low Carbon Equity Fund

SHARES		COMPANY	VALUE

FOOD, BEVERAGE & TOBACCO - 5.1%
1,014		Bunge Ltd	$73,981
361		Campbell Soup Co	18,335
1,645		Coca-Cola Enterprises, Inc	84,454
3,016		ConAgra Foods, Inc	122,299
582	*	Darling International, Inc	5,890
226		Dr Pepper Snapple Group, Inc	20,197
3,470		General Mills, Inc	201,642
945		Hormel Foods Corp	63,835
225		J.M. Smucker Co	26,413
1,764		Kellogg Co	124,397
913		Keurig Green Mountain, Inc	46,335
2,769		Kraft Heinz Co	215,899
452		Mead Johnson Nutrition Co	37,064
5,643		Mondelez International, Inc	260,481
3,658		PepsiCo, Inc	373,811
258	*	WhiteWave Foods Co (Class A)	10,573
		TOTAL FOOD, BEVERAGE & TOBACCO	1,685,606

HEALTH CARE EQUIPMENT & SERVICES - 4.8%
365	*	Acadia Healthcare Co, Inc	22,415
124		Aceto Corp	3,740
166	*	Air Methods Corp	6,794
120	*	Amedisys, Inc	4,750
1,551		AmerisourceBergen Corp	149,687
342	*	AMN Healthcare Services, Inc	9,703
1,395		Anthem, Inc	194,114
239	*	athenahealth, Inc	36,436
120	*	AtriCure, Inc	2,223
1,375		Becton Dickinson & Co	195,965
785	*	Brookdale Senior Living, Inc	16,414
125	*	Capital Senior Living Corp	2,827
2,335		Cardinal Health, Inc	191,937
135	*	Cardiovascular Systems, Inc	1,849
421	*	Centene Corp	25,041
2,116	*	Cerner Corp	140,270
406	*	Cerus Corp	1,937
1,430		Cigna Corp	191,677
48		Computer Programs & Systems, Inc	1,824
229	*	Edwards Lifesciences Corp	35,987
1,172	*	Envision Healthcare Holdings, Inc	33,050
118	*	ExamWorks Group, Inc	3,332
107	*	HealthStream, Inc	2,548
1,736	*	Hologic, Inc	67,461
1,019		Humana, Inc	182,024
84	*	Idexx Laboratories, Inc	5,764
73	*	IPC The Hospitalist Co, Inc	5,730
99	*	LDR Holding Corp	2,505
54	*	LHC Group, Inc	2,433
187	*	Merit Medical Systems, Inc	3,467
153	*	Omnicell, Inc	4,162
147	*	Pediatrix Medical Group, Inc	10,359
129	*	PharMerica Corp	3,686
77

TIAA-CREF FUNDS - Social Choice Low Carbon Equity Fund

SHARES		COMPANY	VALUE

57	*	Providence Service Corp	$2,944
212		Quality Systems, Inc	2,979
108		Resmed, Inc	6,222
180	*	Spectranetics Corp	2,200
91	*	Surgical Care Affiliates, Inc	2,695
102	*	Triple-S Management Corp (Class B)	2,100
51		US Physical Therapy, Inc	2,502
		TOTAL HEALTH CARE EQUIPMENT & SERVICES	1,583,753

HOUSEHOLD & PERSONAL PRODUCTS - 3.0%
47		Clorox Co	5,731
3,527		Colgate-Palmolive Co	234,017
1,169		Estee Lauder Cos (Class A)	94,058
1,795		Kimberly-Clark Corp	214,879
5,956		Procter & Gamble Co	454,919
		TOTAL HOUSEHOLD & PERSONAL PRODUCTS	1,003,604

INSURANCE - 5.1%
1,810		ACE Ltd	205,507
2,991		Aflac, Inc	190,676
354		Allied World Assurance Co Holdings Ltd	12,871
422		Axis Capital Holdings Ltd	22,788
1,499		Chubb Corp	193,896
264		Endurance Specialty Holdings Ltd	16,666
462		First American Financial Corp	17,616
2,965		Hartford Financial Services Group, Inc	137,161
174		Horace Mann Educators Corp	5,958
123		Kemper Corp	4,394
2,198		Loews Corp	80,139
3,452		Marsh & McLennan Cos, Inc	192,414
40		PartnerRe Ltd	5,560
466		Principal Financial Group	23,375
4,143		Progressive Corp	137,258
2,501		Prudential Financial, Inc	206,332
236		Reinsurance Group of America, Inc (Class A)	21,297
1,835		Travelers Cos, Inc	207,153
		TOTAL INSURANCE	1,681,061

MATERIALS - 3.9%
124		A. Schulman, Inc	4,450
478		Albemarle Corp	25,583
643		Avery Dennison Corp	41,776
132		Balchem Corp	9,016
974		Ball Corp	66,719
85		Brush Engineered Materials, Inc	2,563
1,082		Celanese Corp (Series A)	76,876
485		Cytec Industries, Inc	36,094
1,591		Ecolab, Inc	191,477
311	*	Ferro Corp	3,884
228	*	Flotek Industries, Inc	4,127
276		Globe Specialty Metals, Inc	3,483
131		Greif, Inc (Class A)	4,294
78

TIAA-CREF FUNDS - Social Choice Low Carbon Equity Fund

SHARES		COMPANY	VALUE

241	*	Horsehead Holding Corp	$684
88		Innophos Holdings, Inc	3,739
453		International Flavors & Fragrances, Inc	52,575
133	*	Kraton Polymers LLC	2,712
462	*	Louisiana-Pacific Corp	8,159
2,460		Mosaic Co	83,123
380		PolyOne Corp	12,707
1,844		PPG Industries, Inc	192,255
56		Quaker Chemical Corp	4,445
458		Royal Gold, Inc	21,911
1,484		Sealed Air Corp	72,894
572		Sherwin-Williams Co	152,627
816		Sigma-Aldrich Corp	114,012
57		Stepan Co	3,017
71		Valspar Corp	5,748
1,508		WestRock Co	81,070
		TOTAL MATERIALS	1,282,020

MEDIA - 3.5%
104	*	Carmike Cinemas, Inc	2,663
529	*	Charter Communications, Inc	101,007
1,936	*	Discovery Communications, Inc (Class C)	53,279
265		Entravision Communications Corp (Class A)	2,321
268	*	Gray Television, Inc	4,259
139		John Wiley & Sons, Inc (Class A)	7,274
185	*	Liberty Broadband Corp (Class A)	10,094
469	*	Liberty Broadband Corp (Class C)	25,218
677	*	Media General, Inc	10,060
56		Meredith Corp	2,633
80		Morningstar, Inc	6,569
586		New York Times Co (Class A)	7,782
468		Sinclair Broadcast Group, Inc (Class A)	14,045
1,193		Time Warner Cable, Inc	225,954
3,178		Time Warner, Inc	239,431
3,849		Walt Disney Co	437,785
		TOTAL MEDIA	1,150,374

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 9.7%
340	*	Acadia Pharmaceuticals, Inc	11,839
730		Agilent Technologies, Inc	27,565
554	*	Akorn, Inc	14,814
387	*	Alexion Pharmaceuticals, Inc	68,112
2,052		Amgen, Inc	324,585
126	*	Aratana Therapeutics, Inc	881
714	*	Ariad Pharmaceuticals, Inc	4,884
795	*	Biogen Idec, Inc	230,955
302	*	BioMarin Pharmaceutical, Inc	35,346
37	*	Bluebird Bio, Inc	2,854
4,749		Bristol-Myers Squibb Co	313,197
225	*	Cambrex Corp	10,343
2,386	*	Celgene Corp	292,786
135	*	Cempra, Inc	2,997
79

TIAA-CREF FUNDS - Social Choice Low Carbon Equity Fund

SHARES		COMPANY	VALUE

306	*	Cepheid, Inc	$10,220
255	*	Depomed, Inc	4,462
122	*	Fluidigm Corp	1,319
3,599		Gilead Sciences, Inc	389,160
367	*	Immunogen, Inc	4,294
306	*	Inovio Pharmaceuticals, Inc	1,937
92	*	Intra-Cellular Therapies, Inc	4,402
5,581		Johnson & Johnson	563,848
48	*	Kite Pharma, Inc	3,266
7,036		Merck & Co, Inc	384,588
947	*	Nektar Therapeutics	11,241
286	*	Opko Health, Inc	2,703
369	*	Prestige Brands Holdings, Inc	18,085
133	*	Prothena Corp plc	6,851
227	*	Quintiles Transnational Holdings, Inc	14,448
139	*	Relypsa, Inc	2,223
47	*	Sage Therapeutics, Inc	2,361
297	*	Sangamo Biosciences, Inc	2,094
176	*	Sarepta Therapeutics, Inc	4,234
105	*	Sucampo Pharmaceuticals, Inc (Class A)	2,033
153	*	Tetraphase Pharmaceuticals, Inc	1,382
1,751		Thermo Electron Corp	228,996
307	*	Vertex Pharmaceuticals, Inc	38,295
103	*	Waters Corp	13,163
3,531		Zoetis Inc	151,868
		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES	3,208,631

REAL ESTATE - 5.1%
2,129		American Tower Corp	217,648
5,608		Annaly Capital Management, Inc	55,800
243		Apollo Commercial Real Estate Finance, Inc	4,036
704		AvalonBay Communities, Inc	123,080
877		Chimera Investment Corp	12,348
2,290		Crown Castle International Corp	195,703
131		Equinix, Inc	38,865
2,375		Equity Residential	183,635
1,542	*	Forest City Enterprises, Inc (Class A)	34,078
388		HCP, Inc	14,434
822		Host Marriott Corp	14,245
898		Iron Mountain, Inc	27,515
364	*	iStar Financial, Inc	4,710
655		Kennedy-Wilson Holdings, Inc	16,061
2,577		NorthStar Realty Finance Corp	30,950
3,701		Prologis, Inc	158,144
1,198		Simon Property Group, Inc	241,349
1,564		Two Harbors Investment Corp	13,231
2,337		Ventas, Inc	125,544
2,476		Welltower, Inc	160,618
273		Weyerhaeuser Co	8,007
		TOTAL REAL ESTATE	1,680,001
80

TIAA-CREF FUNDS - Social Choice Low Carbon Equity Fund

SHARES		COMPANY	VALUE

RETAILING - 3.1%
173	*	AutoZone, Inc	$135,703
495		Best Buy Co, Inc	17,340
690	*	Carmax, Inc	40,717
198		DSW, Inc (Class A)	4,938
67	*	FTD Cos, Inc	1,897
93		GameStop Corp (Class A)	4,285
99		Gap, Inc	2,695
3,497	*	Groupon, Inc	12,974
73		Kirkland’s, Inc	1,678
515		Kohl’s Corp	23,752
3,412		Lowe’s Companies, Inc	251,908
2,071	*	NetFlix, Inc	224,455
219		Nordstrom, Inc	14,281
123		Nutri/System, Inc	2,845
2,336	*	Office Depot, Inc	17,800
78		Outerwall, Inc	4,680
2,510		Ross Stores, Inc	126,956
265	*	Shutterfly, Inc	11,053
75		Signet Jewelers Ltd	11,320
264		Staples, Inc	3,429
473		Tiffany & Co	38,994
117		Tractor Supply Co	10,810
258	*	Ulta Salon Cosmetics & Fragrance, Inc	44,882
		TOTAL RETAILING	1,009,392

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 2.7%
4,579	*	Advanced Micro Devices, Inc	9,707
1,039		Analog Devices, Inc	62,465
3,814		Applied Materials, Inc	63,961
11,438		Intel Corp	387,290
175		Lam Research Corp	13,403
2,539		Nvidia Corp	72,031
490		Skyworks Solutions, Inc	37,848
233	*	SunPower Corp	6,254
4,319		Texas Instruments, Inc	244,974
		TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT	897,933

SOFTWARE & SERVICES - 12.2%
2,353		Accenture plc	252,242
172	*	Actua Corp	2,382
2,408	*	Adobe Systems, Inc	213,493
412	*	Alphabet, Inc (Class A)	303,805
430	*	Alphabet, Inc (Class C)	305,648
363	*	Aspen Technology, Inc	15,025
481	*	Autodesk, Inc	26,546
2,392		Automatic Data Processing, Inc	208,080
1,452		CA, Inc	40,235
234	*	Cadence Design Systems, Inc	5,199
232	*	Cimpress NV	18,305
1,119	*	Citrix Systems, Inc	91,870
3,152	*	Cognizant Technology Solutions Corp (Class A)	214,683
243	*	comScore, Inc	10,396
81

TIAA-CREF FUNDS - Social Choice Low Carbon Equity Fund

SHARES		COMPANY	VALUE

125	*	Ellie Mae, Inc	$9,122
974	*	FireEye, Inc	25,470
648	*	FleetCor Technologies, Inc	93,869
1,008	*	Fortinet, Inc	34,635
513	*	Glu Mobile, Inc	2,114
91		Heartland Payment Systems, Inc	6,734
670	*	HomeAway, Inc	21,145
73	*	Interactive Intelligence, Inc	2,361
234	*	Internap Network Services Corp	1,582
2,309		International Business Machines Corp	323,445
1,947		Intuit, Inc	189,696
340		j2 Global, Inc	26,367
104	*	LogMeIn, Inc	7,005
314	*	Manhattan Associates, Inc	22,875
148	*	Marketo, Inc	4,356
2,975		Mastercard, Inc (Class A)	294,495
387	*	Monster Worldwide, Inc	2,426
169	*	NetSuite, Inc	14,377
8,552		Oracle Corp	332,160
2,291		Paychex, Inc	118,170
151		Pegasystems, Inc	4,211
150	*	Perficient, Inc	2,508
101	*	PROS Holdings, Inc	2,426
389	*	QLIK Technologies, Inc	12,203
105	*	Qualys, Inc	3,709
259	*	Quotient Technology, Inc	1,435
870	*	Rackspace Hosting, Inc	22,490
228	*	RingCentral, Inc	4,218
376	*	Rovi Corp	3,440
803		Sabre Corp	23,544
2,816	*	Salesforce.com, Inc	218,831
154	*	Silver Spring Networks, Inc	2,019
474		Solera Holdings, Inc	25,909
59	*	Stamps.com, Inc	4,461
4,807		Symantec Corp	99,024
142	*	Unisys Corp	1,903
125	*	Vasco Data Security International	2,376
186	*	Website Pros, Inc	4,365
270		Western Union Co	5,198
749	*	Workday, Inc	59,149
7,796		Xerox Corp	73,204
5,757	*	Yahoo!, Inc	205,064
		TOTAL SOFTWARE & SERVICES	4,022,000

TECHNOLOGY HARDWARE & EQUIPMENT - 4.8%
181		Belden CDT, Inc	11,589
12,671		Cisco Systems, Inc	365,558
8,888		Corning, Inc	165,317
173	*	Cray, Inc	5,126
331	*	Electronics for Imaging, Inc	15,372
8,013		EMC Corp	210,101
150	*	Fabrinet	3,250
82

TIAA-CREF FUNDS - Social Choice Low Carbon Equity Fund

SHARES		COMPANY	VALUE

146	*	GSI Group, Inc	$1,972
7,756		Hewlett-Packard Co	209,102
1,104		Ingram Micro, Inc (Class A)	32,877
147	*	IPG Photonics Corp	12,145
433		Lexmark International, Inc (Class A)	14,068
1,181		Motorola, Inc	82,635
148	*	Netgear, Inc	6,127
163	*	Newport Corp	2,463
371	*	QLogic Corp	4,600
4,864		Qualcomm, Inc	289,019
321	*	Ruckus Wireless, Inc	3,621
1,468		SanDisk Corp	113,036
121	*	Scansource, Inc	4,176
156	*	Super Micro Computer, Inc	4,401
259	*	Tech Data Corp	18,853
170	*	Universal Display Corp	5,833
		TOTAL TECHNOLOGY HARDWARE & EQUIPMENT	1,581,241

TELECOMMUNICATION SERVICES - 2.2%
3,981		CenturyTel, Inc	112,304
894	*	Cincinnati Bell, Inc	3,370
215		Consolidated Communications Holdings, Inc	4,752
148	*	General Communication, Inc (Class A)	3,014
2,228	*	Globalstar, Inc	4,010
261	*	inContact, Inc	2,323
349	*	Iridium Communications, Inc	2,865
2,042	*	Level 3 Communications, Inc	104,040
198	*	Premiere Global Services, Inc	2,709
112		Shenandoah Telecom Co	5,241
5,245	*	Sprint Corp	24,809
9,268		Verizon Communications, Inc	434,484
792	*	Vonage Holdings Corp	4,807
712		Windstream Holdings, Inc	4,635
		TOTAL TELECOMMUNICATION SERVICES	713,363

TRANSPORTATION - 3.1%
43		Amerco, Inc	17,471
396	*	Avis Budget Group, Inc	19,776
6,622		CSX Corp	178,728
2,866	*	Hertz Global Holdings, Inc	55,887
781		Kansas City Southern Industries, Inc	64,636
2,153		Norfolk Southern Corp	172,305
2,839		Union Pacific Corp	253,664
2,440		United Parcel Service, Inc (Class B)	251,369
262	*	Wesco Aircraft Holdings, Inc	3,264
		TOTAL TRANSPORTATION	1,017,100

UTILITIES - 2.0%
847		AGL Resources, Inc	52,938
1,271		American Water Works Co, Inc	72,905
1,250		Aqua America, Inc	35,750
2,068		Consolidated Edison, Inc	135,971
83

TIAA-CREF FUNDS - Social Choice Low Carbon Equity Fund

SHARES	COMPANY	VALUE

2,301	Edison International	$139,257
2,243	Eversource Energy	114,258
245	MGE Energy, Inc	10,111
268	Ormat Technologies, Inc	10,109
237	Pattern Energy Group, Inc	5,543
1,787	Pepco Holdings, Inc	47,588
331	Southwest Gas Corp	20,343
	TOTAL UTILITIES	644,773

	TOTAL COMMON STOCKS	32,801,990
	(Cost $32,732,743)

	TOTAL INVESTMENTS - 99.5%	32,801,990
	(Cost $32,732,743)
	OTHER ASSETS & LIABILITIES, NET - 0.5%	162,833
	NET ASSETS - 100.0%	$32,964,823

*	Non-income producing
84

TIAA-CREF FUNDS - Emerging Markets Equity Fund

TIAA-CREF FUNDS

EMERGING MARKETS EQUITY FUND

SCHEDULE OF INVESTMENTS

October 31, 2015

				MATURITY
PRINCIPAL		ISSUER	RATE	DATE	VALUE

BONDS - 0.1%

CORPORATE BONDS - 0.1%

HONG KONG - 0.1%
$534,000	m	Asia Pacific Investment Partners	8.000%	04/29/16	$509,920
		TOTAL HONG KONG			509,920

		TOTAL CORPORATE BONDS			509,920
		(Cost $534,000)

		TOTAL BONDS			509,920
		(Cost $534,000)

SHARES		COMPANY

COMMON STOCKS - 99.0%

AUSTRALIA - 0.4%
776,083		Oil Search Ltd			4,325,299
		TOTAL AUSTRALIA			4,325,299

AUSTRIA - 0.5%
163,731	*	Erste Bank der Oesterreichischen Sparkassen AG.			4,801,216
		TOTAL AUSTRIA			4,801,216

BRAZIL - 5.4%
952,600		AMBEV S.A.			4,713,640
680,300		Banco Bradesco S.A. (Preference)			3,706,162
1,162,769		Banco Itau Holding Financeira S.A.			7,985,912
305,600		BB Seguridade Participacoes S.A.			2,106,015
1,171,200		BM&F Bovespa S.A.			3,462,989
728,300		Braskem S.A.			4,111,174
237,000		BRF S.A.			3,691,070
579,044		Cielo S.A.			5,496,665
533,000		Empresa Brasileira de Aeronautica S.A.			3,906,762
714,300		Iochpe-Maxion S.A.			2,962,281
248,600		Linx S.A.			3,029,703
240,700		Ouro Fino Saude Animal Participacoes S.A.			2,153,386
1,259,900	*	Petroleo Brasileiro S.A. (Preference)			2,516,732
501,300		Vale S.A.			2,216,758
		TOTAL BRAZIL			52,059,249

CHILE - 0.4%
2,145,487		Parque Arauco S.A.			3,584,861
		TOTAL CHILE			3,584,861

CHINA - 21.0%
38,269	*	Alibaba Group Holding Ltd (ADR)			3,208,090
11,977,000		Bank of China Ltd			5,647,890
85

TIAA-CREF FUNDS - Emerging Markets Equity Fund

SHARES		COMPANY	VALUE

5,650,000		Beijing Enterprises Water Group Ltd	$4,474,921
9,077,000	e,g	CGN Power Co Ltd	3,747,320
4,619,500	e	China Aircraft Leasing Group Holdings Ltd	4,698,944
8,978,000	*,e,m	China Animal Healthcare Ltd	11,584
11,116,760		China Cinda Asset Management Co Ltd	4,322,150
20,344,000		China Construction Bank	14,744,434
7,130,000	*	China Eastern Airlines Corp Ltd (H Shares)	4,574,373
3,087,000		China Life Insurance Co Ltd	11,131,975
1,512,000		China Mobile Hong Kong Ltd	18,128,707
2,778,000		China Overseas Land & Investment Ltd	8,972,569
3,827,000	*,e,g	China Railway Signal & Communication Corp Ltd	3,036,675
3,043,300	e	China Vanke Co Ltd	7,101,977
4,795,000		CNOOC Ltd	5,416,008
88,687	*	Ctrip.com International Ltd (ADR)	8,245,230
805,400	g	Dalian Wanda Commercial Properties Co Ltd	5,375,378
748,000		ENN Energy Holdings Ltd	4,285,024
6,220,000		Geely Automobile Holdings Ltd	3,316,925
2,856,000		Huadian Fuxin Energy Corp Ltd	874,990
24,967,834		Industrial & Commercial Bank of China	15,837,224
4,485,500	*	Intime Retail Group Co Ltd	4,942,855
207,606	*	JD.com, Inc (ADR)	5,734,078
3,913,000	e	KWG Property Holding Ltd	2,821,555
1,811,000		Ping An Insurance Group Co of China Ltd	10,165,592
1,953,700		Tencent Holdings Ltd	36,826,016
11,092,000	e	Xinyi Solar Holdings Ltd	4,409,451
		TOTAL CHINA	202,051,935

GREECE - 0.4%
194,079		Hellenic Exchanges S.A.	1,111,152
199,387		Hellenic Telecommunications Organization S.A.	1,866,506
95,994	*	Motor Oil Hellas Corinth Refineries S.A.	1,184,486
		TOTAL GREECE	4,162,144

HONG KONG - 5.0%
1,197,000		AIA Group Ltd	7,018,405
22,290	*,m	Asia Pacific Investment Partners Limited	154,273
4,100,000	e	China Gas Holdings Ltd	6,525,216
838,206	*,e,m	China Metal Recycling Holdings Ltd	1,081
24,945,200	*	China Zenith Chemical Group Ltd	2,569,012
115,132	e	Hong Kong Exchanges and Clearing Ltd	3,012,871
221,934	e	Melco PBL Entertainment Macau Ltd (ADR)	4,156,824
22,290	*,m	Mongolian Metals Corporation	0
5,170,000	e	PAX Global Technology Ltd	6,760,607
1,403,600		Sands China Ltd	5,054,297
4,836,254	*,e	Summit Ascent Holdings Ltd	2,407,049
1,589,500		Techtronic Industries Co	5,810,694
23,500,000		Tongda Group Holdings Ltd	4,786,061
		TOTAL HONG KONG	48,256,390

HUNGARY - 0.6%
273,659		OTP Bank	5,295,775
		TOTAL HUNGARY	5,295,775
86

TIAA-CREF FUNDS - Emerging Markets Equity Fund

SHARES		COMPANY	VALUE

INDIA - 12.3%
238,586		Apollo Hospitals Enterprise Ltd	$4,786,475
673,781	*	Arvind Ltd	2,851,262
494,540		Axis Bank Ltd	3,584,070
154,642		Bharat Electronics Ltd	2,937,474
326,956		Bharat Petroleum Corp Ltd	4,348,703
886,578	*	Bharti Infratel Ltd	5,269,158
467,554		Cipla Ltd	4,930,805
348,811		HDFC Bank Ltd	5,844,567
25,890		HDFC Bank Ltd (ADR)	1,582,915
260,849		Housing Development Finance Corp	4,999,892
1,236,846		ICICI Bank Ltd	5,229,994
1,049,720	*,m	IDFC Bank Ltd	1,157,431
439,077		IndusInd Bank Ltd	6,113,187
447,196		Infosys Technologies Ltd	7,762,734
1,049,720		Infrastructure Development Finance Co Ltd	940,952
1,015,883		IRB Infrastructure Developers Ltd	3,810,860
219,121		Larsen & Toubro Ltd	4,722,518
31,910		Maruti Suzuki India Ltd	2,171,745
1,244,992	*	Mundra Port and Special Economic Zone Ltd	5,624,972
2,568,114	*	Nagarjuna Construction Co	3,148,741
991,578	*	Phoenix Mills Ltd	5,064,237
1,548,432		Power Grid Corp of India Ltd	3,044,666
349,803		Reliance Industries Ltd	5,066,190
23,075	*	Shree Cement Ltd	4,333,576
286,592		Shriram Transport Finance Co Ltd	4,125,204
383,520	*	Sobha Developers Ltd	1,901,145
719,351	*	Sun Pharmaceutical Industries Ltd	9,781,808
399,314		Tech Mahindra Ltd	3,292,504
		TOTAL INDIA	118,427,785

JAPAN - 0.7%
49,900		Japan Airport Terminal Co Ltd	2,698,787
158,900	*,e	W-Scope Corp	3,504,681
		TOTAL JAPAN	6,203,468

KOREA, REPUBLIC OF - 14.4%
32,974		Cosmax, Inc	5,537,635
12,293		Cuckoo Electronics Co Ltd	2,695,561
63,074		Hotel Shilla Co Ltd	6,063,127
158,423		Hyundai Marine & Fire Insurance Co Ltd	4,717,453
22,148		Hyundai Wia Corp	2,586,088
94,507		i-SENS Inc	3,055,521
158,009		KB Financial Group, Inc	5,005,940
124,330		Kia Motors Corp	6,068,807
52,501		Korea Aerospace Industries Ltd	4,129,108
188,182		Korea Electric Power Corp	8,472,812
72,209		Korea Gas Corp	2,688,628
27,849		LG Chem Ltd	7,403,410
21,848		LG Hausys Ltd	3,244,900
14,812		LG Household & Health Care Ltd	12,256,531
87

TIAA-CREF FUNDS - Emerging Markets Equity Fund

SHARES		COMPANY	VALUE

37,173		Maeil Dairy Industry Co Ltd	$1,271,193
7,179		Medy-Tox, Inc	3,048,740
5,593		Naver Corp	2,936,744
36,039		Samsung Electronics Co Ltd	43,226,100
51,431		Samsung SDI Co Ltd	4,787,351
19,131		SK C&C Co Ltd	4,471,883
66,882		Woongjin Coway Co Ltd	4,982,930
		TOTAL KOREA, REPUBLIC OF	138,650,462

MALAYSIA - 1.0%
5,564,150		Karex BHD	4,533,325
2,394,200		Top Glove Corp BHD	5,288,096
		TOTAL MALAYSIA	9,821,421

MEXICO - 7.4%
1,868,400	e	Alfa S.A. de C.V. (Class A)	3,892,264
2,713,600		Alpek SAB de C.V.	3,918,159
798,200		Banregio Grupo Financiero SAB de C.V.	4,306,118
6,629,036	*,e	Cemex S.A. de C.V.	4,201,892
1,682,900		Concentradora Fibra Danhos S.A. de C.V.	3,939,855
898,300	e	Fomento Economico Mexicano S.A. de C.V.	8,873,797
422,600		Gruma SAB de C.V.	6,521,494
624,600	e	Grupo Aeroportuario del Centro Norte Sab de C.V.	3,212,656
1,332,980		Grupo Financiero Banorte S.A. de C.V.	7,178,230
1,256,600	e	Grupo Lala SAB de C.V.	3,211,147
2,403,600	e	Grupo Mexico S.A. de C.V. (Series B)	5,855,554
655,400	e	Grupo Televisa S.A.	3,813,492
377,200	e	Infraestructura Energetica ,NV SAB de C.V.	1,818,885
1,716,100		PLA Administradora Industrial S de RL de C.V.	3,166,689
2,423,646	*,e	Unifin Financiera SAPI de C.V. SOFOM ENR	7,357,010
		TOTAL MEXICO	71,267,242

PAKISTAN - 0.6%
1,152,400		Engro Chemical Pakistan Ltd	3,328,779
3,144,000		Maple Leaf Cement Factory Ltd	2,117,157
		TOTAL PAKISTAN	5,445,936

PERU - 0.3%
476,808		Cia de Minas Buenaventura S.A. (ADR) (Series B)	3,056,339
		TOTAL PERU	3,056,339

PHILIPPINES - 3.2%
1,717,420		Cebu Air, Inc	3,271,975
4,053,600		Century Pacific Food, Inc	1,497,806
1,505,600		Concepcion Industrial Corp	1,495,310
10,413,400		D&L Industries Inc	2,164,080
167,920		GT Capital Holdings, Inc	4,707,498
1,928,740		International Container Term Services, Inc	3,397,081
1,812,090		Metropolitan Bank & Trust	3,287,034
138,252		Philippine Stock Exchange, Inc	903,569
1,748,180		Robinsons Retail Holdings, Inc	2,867,394
88

TIAA-CREF FUNDS - Emerging Markets Equity Fund

SHARES		COMPANY	VALUE

8,789,775		SM Prime Holdings	$4,043,197
829,937		Universal Robina	3,552,667
		TOTAL PHILIPPINES	31,187,611

POLAND - 0.4%
1,942,356	*	Globe Trade Centre S.A.	3,377,705
		TOTAL POLAND	3,377,705

ROMANIA - 0.3%
320,836		Fondul Proprietatea S.A. (ADR)	3,304,611
		TOTAL ROMANIA	3,304,611

RUSSIA - 3.6%
137,332		LUKOIL PJSC (ADR)	4,988,671
282,156		MMC Norilsk Nickel PJSC (ADR)	4,178,632
71,408		NovaTek OAO (GDR)	6,529,053
337,123		PhosAgro OAO (ADR)	4,551,161
1,025,014		Sberbank of Russian Federation (ADR)	6,259,655
235,529	*	X 5 Retail Group NV (GDR)	4,867,893
217,558	*	Yandex NV	3,502,684
		TOTAL RUSSIA	34,877,749

SINGAPORE - 0.7%
13,452,500	e	Golden Agri-Resources Ltd	3,733,369
1,641,500		Petra Foods Ltd	2,835,627
		TOTAL SINGAPORE	6,568,996

SOUTH AFRICA - 4.3%
392,508	*	AngloGold Ashanti Ltd	3,311,948
354,469		Barclays Africa Group Ltd	4,542,819
482,242	*,e	Brait S.A.	5,521,850
749,483		Gold Fields Ltd	1,954,644
154,789		Mota-Engil Africa NV	1,020,772
157,794		Naspers Ltd (N Shares)	23,037,038
62,613		Sasol Ltd	2,006,225
		TOTAL SOUTH AFRICA	41,395,296

SRI LANKA - 0.2%
1,905,079		John Keells Holdings plc	2,349,504
		TOTAL SRI LANKA	2,349,504

TAIWAN - 8.5%
6,177,000		Advanced Semiconductor Engineering, Inc	7,131,067
488,000		Advantech Co Ltd	3,494,903
813,000		Catcher Technology Co Ltd	7,978,798
3,103,000		Cathay Financial Holding Co Ltd	4,419,898
434,000		Eclat Textile Co Ltd	6,383,243
56,000		Hermes Microvision, Inc	2,146,729
2,914,700		Hon Hai Precision Industry Co, Ltd	7,747,443
2,008,636		Hota Industrial Manufacturing Co Ltd	6,659,089
1,920,000		Radiant Opto-Electronics Corp	5,941,717
89

TIAA-CREF FUNDS - Emerging Markets Equity Fund

SHARES		COMPANY	VALUE

6,997,000		Taiwan Semiconductor Manufacturing Co Ltd	$29,483,019
		TOTAL TAIWAN	81,385,906

THAILAND - 2.8%
35,070,500		Asia Aviation PCL (ADR)	4,551,324
25,421,630		Beauty Community PCL (ADR)	3,428,232
2,188,400		Central Pattana PCL (ADR)	2,827,631
6,582,731		Minor International PCL (Foreign)	5,638,651
594,100		PTT PCL (ADR)	4,588,911
203,550		Siam Cement PCL (ADR)	2,598,471
1,850,600		Total Access Communication PCL (NVDR)	3,532,759
		TOTAL THAILAND	27,165,979

TURKEY - 1.2%
182,564		Coca-Cola Icecek AS	2,311,164
399,842		Tofas Turk Otomobil Fabrik	2,637,802
172,735	*	Tupras Turkiye Petrol Rafine	4,558,120
831,922	*	Turk Hava Yollari	2,452,972
		TOTAL TURKEY	11,960,058

UNITED ARAB EMIRATES - 2.2%
8,260,379	*	Air Arabia PJSC	3,032,499
253,993		DP World Ltd	5,132,891
3,823,731	*	Emaar Malls Group PJSC	3,262,627
3,044,050		Emaar Properties PJSC	5,346,661
942,392		Emirates Telecommunications Group Co PJSC	3,925,564
		TOTAL UNITED ARAB EMIRATES	20,700,242

UNITED STATES - 0.9%
89,552	*	Luxoft Holding, Inc	5,967,745
38,936		Yum! Brands, Inc	2,760,952
		TOTAL UNITED STATES	8,728,697

VIETNAM - 0.3%
822,607	*	Mobile World Investment Corp	2,720,077
		TOTAL VIETNAM	2,720,077

		TOTAL COMMON STOCKS	953,131,953
		(Cost $949,446,190)

PREFERRED STOCKS - 0.0%

PHILIPPINES - 0.0%
1,721,900	*,m	Ayala Land, Inc (Preferred B)	3,678
		TOTAL PHILIPPINES	3,678

		TOTAL PREFERRED STOCKS	3,678
		(Cost $4,057)
90

TIAA-CREF FUNDS - Emerging Markets Equity Fund

SHARES		COMPANY	VALUE

RIGHTS / WARRANTS - 0.1%

POLAND - 0.1%
623,995		Globe Trade Centre S.A.	$1,085,111
		TOTAL POLAND	1,085,111

THAILAND - 0.0%
214,931		Minor International PCL	19,337
		TOTAL THAILAND	19,337

		TOTAL RIGHTS / WARRANTS	1,104,448
		(Cost $911,891)

SHORT-TERM INVESTMENTS - 5.2%
INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 5.2%
49,522,337	c	TIAA-CREF Short Term Lending Portfolio of the State Street Navigator Securities Lending Trust	49,522,337
		TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES	49,522,337
		TOTAL SHORT-TERM INVESTMENTS	49,522,337
		(Cost $49,522,337)

		TOTAL INVESTMENTS - 104.4%	1,004,272,336
		(Cost $1,000,418,475)
		OTHER ASSETS & LIABILITIES, NET - (4.4)%	(42,133,693)
		NET ASSETS - 100.0%	$962,138,643

Abbreviation(s):
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
NVDR	Non Voting Depository Receipt

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $42,456,516.
g	Security is exempt from registration under Rule 144(A) of the Securities Act of 1933. Such securities are deemed liquid and may be resold in transactions exempt from registration to qualified institutional buyers. At 10/31/2015, the aggregate value of these securities amounted to $12,159,373 or 1.3% of net assets.
m	Indicates a security that has been deemed illiquid.
91

TIAA-CREF FUNDS - Emerging Markets Equity Fund

TIAA-CREF FUNDS

EMERGING MARKETS EQUITY FUND

SUMMARY OF MARKET VALUES BY SECTOR

October 31, 2015

		% OF
SECTOR	VALUE	NET ASSETS
FINANCIALS	$256,821,295	26.6%
INFORMATION TECHNOLOGY	202,952,807	21.1
CONSUMER DISCRETIONARY	121,778,335	12.7
INDUSTRIALS	87,147,901	9.1
CONSUMER STAPLES	72,275,753	7.5
MATERIALS	65,376,508	6.8
ENERGY	45,528,398	4.7
UTILITIES	37,089,893	3.9
HEALTH CARE	33,056,415	3.4
TELECOMMUNICATION SERVICES	32,722,694	3.4
SHORT - TERM INVESTMENTS	49,522,337	5.2
OTHER ASSETS & LIABILITIES, NET	(42,133,693)	(4.4)

NET ASSETS	$962,138,643	100.0%
92

TIAA-CREF FUNDS - Enhanced International Equity Index Fund

TIAA-CREF FUNDS

ENHANCED INTERNATIONAL EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS

October 31, 2015

SHARES		COMPANY	VALUE

COMMON STOCKS - 99.1%

AUSTRALIA - 7.0%
434,652		Amcor Ltd	$4,198,219
160,353		APA Group	1,044,730
719,297		Australia & New Zealand Banking Group Ltd	13,911,413
175,680		BHP Billiton Ltd	2,881,281
630,888		BHP Billiton plc	10,084,128
58,532		Commonwealth Bank of Australia	3,178,168
75,932		CSL Ltd	5,047,219
83,199	e	Flight Centre Ltd	2,238,351
483,636	e	Harvey Norman Holdings Ltd	1,358,804
1,414,349		Macquarie Goodman Group	6,068,080
386,685	e	Orica Ltd	4,523,588
2,470,574	*	Qantas Airways Ltd	6,958,976
2,859,779		Scentre Group	8,388,103
743,487		Tabcorp Holdings Ltd	2,484,790
1,344,232		Telstra Corp Ltd	5,150,618
65,871		Wesfarmers Ltd	1,842,036
165,524		Westpac Banking Corp	3,686,883
7,197	*	Westpac Banking Corp (New)	156,275
152,413		Woodside Petroleum Ltd	3,196,551
209,123	e	Woolworths Ltd	3,582,532
		TOTAL AUSTRALIA	89,980,745

AUSTRIA - 0.1%
77,055	*,e,m	Immoeast AG.	0
41,739		Voestalpine AG.	1,509,121
		TOTAL AUSTRIA	1,509,121

BELGIUM - 1.6%
26,335		Anheuser-Busch InBev NV	3,142,414
80,960		Delhaize Group	7,512,182
172,445		KBC Groep NV	10,484,940
		TOTAL BELGIUM	21,139,536

DENMARK - 2.0%
1,824		AP Moller - Maersk AS (Class A)	2,615,410
5,902		AP Moller - Maersk AS (Class B)	8,710,292
87,679		Novo Nordisk AS	4,656,059
170,753		Vestas Wind Systems AS	9,955,618
		TOTAL DENMARK	25,937,379

FINLAND - 1.2%
112,760		Elisa Oyj (Series A)	4,248,375
45,608	e	Nokian Renkaat Oyj	1,720,633
60,141		Orion Oyj (Class B)	2,148,084
403,613		UPM-Kymmene Oyj	7,556,027
		TOTAL FINLAND	15,673,119
93

TIAA-CREF FUNDS - Enhanced International Equity Index Fund

SHARES		COMPANY	VALUE

FRANCE - 9.5%
99,248		Atos Origin S.A.	$7,900,787
571,685		AXA S.A.	15,257,194
7,800		BNP Paribas	472,658
124,738		Cap Gemini S.A.	11,091,208
25,359		Christian Dior S.A.	4,984,110
771,181		Credit Agricole S.A.	9,740,391
102,320		European Aeronautic Defence and Space Co	7,125,078
144,861		Eutelsat Communications	4,774,549
2,723		L’Oreal S.A.	496,416
929,992		Natixis	5,692,929
196,444		Sanofi-Aventis	19,816,449
108,176		SCOR SE	4,022,271
7,855		Societe Generale	364,811
143,388		Technip S.A.	7,471,913
236,860		Total S.A.	11,454,270
513,763		Vivendi Universal S.A.	12,359,498
		TOTAL FRANCE	123,024,532

GERMANY - 8.7%
103,752		Allianz AG.	18,163,626
197,505		BASF SE	16,180,365
33,626		Bayer AG.	4,483,537
51,376		Continental AG.	12,336,901
206,985		Daimler AG. (Registered)	17,948,441
186,964		Deutsche Post AG.	5,554,020
148,209		Deutsche Telekom AG.	2,776,190
175,409		Evonik Industries AG.	6,369,102
18,778		Fresenius SE	1,379,853
47,914		Hannover Rueckversicherung AG.	5,539,342
172,644	e	K&S AG.	4,358,105
128,533		Metro AG.	3,954,405
83,171		Osram Licht AG.	4,887,478
15,124		SAP AG.	1,192,301
13,854		Siemens AG.	1,391,553
32,293		United Internet AG.	1,676,745
29,525	e	Volkswagen AG.	4,088,367
		TOTAL GERMANY	112,280,331

HONG KONG - 3.1%
151,000		AIA Group Ltd	885,363
50,700	e	ASM Pacific Technology	360,003
459,840		CK Hutchison Holdings Ltd	6,296,816
553,500		CLP Holdings Ltd	4,811,862
615,000		Hang Lung Properties Ltd	1,504,795
518,900		Hang Seng Bank Ltd	9,519,649
1,232,000		Sino Land Co	1,901,593
451,000		Sun Hung Kai Properties Ltd	6,024,367
108,000		Techtronic Industries Co	394,813
94

TIAA-CREF FUNDS - Enhanced International Equity Index Fund

SHARES		COMPANY	VALUE

1,111,000		Wharf Holdings Ltd	$6,610,935
368,000		Wheelock & Co Ltd	1,715,290
		TOTAL HONG KONG	40,025,486

IRELAND - 1.1%
15,557		Experian Group Ltd	265,092
44,655		Ryanair Holdings plc (ADR)	3,491,575
142,962		Shire Ltd	10,826,632
		TOTAL IRELAND	14,583,299

ISRAEL - 0.6%
6,205		Azrieli Group	243,179
67,166		Bank Hapoalim Ltd	349,624
222,202	*	Bank Leumi Le-Israel	843,119
512,920		Bezeq Israeli Telecommunication Corp Ltd	1,099,180
42,189		Israel Chemicals Ltd	233,927
84,659		Teva Pharmaceutical Industries Ltd	5,026,460
		TOTAL ISRAEL	7,795,489

ITALY - 1.9%
343,931		Assicurazioni Generali S.p.A.	6,516,309
3,885,325		Banca Intesa S.p.A.	13,517,259
1,279,739		Banca Intesa S.p.A. RSP	4,082,899
		TOTAL ITALY	24,116,467

JAPAN - 22.8%
61,700		AEON Financial Service Co Ltd	1,541,609
297,000		Ajinomoto Co, Inc	6,615,374
16,500		Alfresa Holdings Corp	316,394
58,600		Alps Electric Co Ltd	1,818,896
1,192,000		Asahi Glass Co Ltd	6,824,785
49,000		Asahi Kasei Corp	300,695
323,800		Canon, Inc	9,669,334
19,500		Central Japan Railway Co	3,557,059
192,700		Chubu Electric Power Co, Inc	2,964,303
304,100		Dai-ichi Mutual Life Insurance Co	5,260,713
537,000	e	Daiichi Sankyo Co Ltd	10,546,162
314,700		Daiwa House Industry Co Ltd	8,260,967
29,000		FamilyMart Co Ltd	1,185,426
27,700		Fanuc Ltd	4,887,428
746,000		Fuji Electric Holdings Co Ltd	3,328,320
154,900		Fuji Heavy Industries Ltd	5,990,542
78,700		Fujifilm Holdings Corp	3,139,243
213,000		Hitachi Metals Ltd	2,412,405
21,700		Honda Motor Co Ltd	717,845
222,000	e	Ibiden Co Ltd	3,058,965
73,400		Iida Group Holdings Co Ltd	1,375,726
170,600		Japan Airlines Co Ltd	6,427,036
169,900		Japan Tobacco, Inc	5,880,543
128,500		JTEKT Corp	2,214,933
223,500		KDDI Corp	5,408,323
62,300		Kirin Brewery Co Ltd	882,375
95

TIAA-CREF FUNDS - Enhanced International Equity Index Fund

SHARES		COMPANY	VALUE

19,200		MEIJI Holdings Co Ltd	$1,512,955
689,900		Mitsubishi Chemical Holdings Corp	4,299,150
830,000		Mitsubishi Electric Corp	8,644,231
715,000		Mitsubishi Gas Chemical Co, Inc	3,986,399
197,000		Mitsubishi Heavy Industries Ltd	993,169
768,100		Mitsubishi UFJ Financial Group, Inc	4,967,710
1,409,000		Mitsui Chemicals, Inc	5,327,642
383,900		Mitsui Sumitomo Insurance Group Holdings, Inc	11,317,601
38,100		Mixi Inc	1,454,916
237,600		Mizuho Financial Group, Inc	489,419
55,300		Murata Manufacturing Co Ltd	7,872,033
245,800		Namco Bandai Holdings, Inc	6,041,820
1,900		Nintendo Co Ltd	303,747
293,000	e	Nippon Electric Glass Co Ltd	1,433,756
260,000		Nippon Meat Packers, Inc	5,423,212
246,800		Nippon Telegraph & Telephone Corp	9,048,026
1,243,800		Nissan Motor Co Ltd	12,893,503
19,300		NOK Corp	453,543
1,874,700		Nomura Holdings, Inc	11,792,505
133,300		NSK Ltd	1,576,535
59,500		NTT DoCoMo, Inc	1,158,791
147,000		Obayashi Corp	1,289,199
341,900		Otsuka Holdings KK	11,378,571
1,170,000		Resona Holdings, Inc	6,190,848
29,400		Rohm Co Ltd	1,453,288
181,300		SBI Holdings, Inc	2,052,011
163,400		Seibu Holdings, Inc	3,307,016
643,500		Sekisui House Ltd	10,711,969
109,000		Sumitomo Electric Industries Ltd	1,487,626
300,000		Taisei Corp	1,949,553
350,700		Tohoku Electric Power Co, Inc	4,923,980
79,700		Tokio Marine Holdings, Inc	3,070,974
188,100		Tokyo Tatemono Co Ltd	2,337,208
209,000		TonenGeneral Sekiyu KK	2,171,440
364,600		Toyota Motor Corp	22,337,012
148,500		West Japan Railway Co	10,433,127
154,300		Yahoo! Japan Corp	654,405
134,700		Yamaha Motor Co Ltd	3,020,305
		TOTAL JAPAN	294,344,596

NETHERLANDS - 3.6%
26,198	*	Altice NV (Class B)	465,259
99,340		Boskalis Westminster	4,821,433
48,360		Heineken Holding NV	3,863,621
571,685		Koninklijke Ahold NV	11,629,648
375,536		Royal Dutch Shell plc (A Shares)	9,804,249
555,277		Royal Dutch Shell plc (B Shares)	14,539,865
501,793		Royal KPN NV	1,838,670
		TOTAL NETHERLANDS	46,962,745

NEW ZEALAND - 0.2%
256,119		Fletcher Building Ltd	1,289,980
96

TIAA-CREF FUNDS - Enhanced International Equity Index Fund

SHARES		COMPANY	VALUE

910,582	*	Meridian Energy Ltd	$1,368,252
81,181		Telecom Corp of New Zealand Ltd	184,137
		TOTAL NEW ZEALAND	2,842,369

NORWAY - 0.9%
473,869	e	Telenor ASA	8,926,817
45,696		Yara International ASA	2,075,785
		TOTAL NORWAY	11,002,602

PORTUGAL - 0.3%
343,631		Galp Energia SGPS S.A.	3,709,485
		TOTAL PORTUGAL	3,709,485

SINGAPORE - 1.2%
1,601,789	e	Oversea-Chinese Banking Corp	10,296,064
43,900		Singapore Telecommunications Ltd	124,731
251,900		United Overseas Bank Ltd	3,657,784
691,400	e	Wilmar International Ltd	1,540,693
		TOTAL SINGAPORE	15,619,272

SOUTH AFRICA - 0.1%
26,536		Mondi plc	613,622
		TOTAL SOUTH AFRICA	613,622

SPAIN - 2.6%
397,836	e	Abertis Infraestructuras S.A. (Continuous)	6,606,489
40,440		Amadeus IT Holding S.A.	1,720,179
367,617		Banco Santander Central Hispano S.A.	2,053,582
112,358	e	Distribuidora Internacional de Alimentacion S.A.	713,877
468,054		Endesa S.A.	10,407,267
1,688,617		Iberdrola S.A.	12,041,762
37,599		Telefonica S.A.	496,056
		TOTAL SPAIN	34,039,212

SWEDEN - 2.8%
127,926		Ericsson (LM) (B Shares)	1,245,040
44,263	e	ICA Gruppen AB	1,579,043
101,373		Industrivarden AB	1,840,017
221,123		Investor AB (B Shares)	8,183,342
613,091		Nordea Bank AB	6,764,621
572,720		Skandinaviska Enskilda Banken AB (Class A)	6,014,059
257,070		Skanska AB (B Shares)	5,016,202
149,939		Tele2 AB	1,497,381
828,461		TeliaSonera AB	4,233,037
		TOTAL SWEDEN	36,372,742

SWITZERLAND - 9.1%
28,988		Adecco S.A.	2,154,831
19,735		Holcim Ltd	1,111,372
52,459		Kuehne & Nagel International AG.	7,268,587
17,887		Lonza Group AG.	2,625,449
97

TIAA-CREF FUNDS - Enhanced International Equity Index Fund

SHARES		COMPANY	VALUE

450,320		Nestle S.A.	$34,392,710
319,185		Novartis AG.	28,914,539
93,253		Roche Holding AG.	25,318,083
272,818		STMicroelectronics NV	1,879,790
133,543		Swiss Re Ltd	12,396,898
1,010		Swisscom AG.	520,367
57,648		UBS AG.	1,151,370
		TOTAL SWITZERLAND	117,733,996

UNITED KINGDOM - 18.7%
513,044		3i Group plc	3,952,021
60,212		AstraZeneca plc (ADR)	1,920,161
164,526		Barclays plc	586,170
236,302		Barratt Developments plc	2,226,075
282,355		BP plc (ADR)	10,080,074
353,020		British American Tobacco plc	20,972,760
212,303		British Land Co plc	2,843,732
1,397,651		BT Group plc	9,981,340
69,478		Croda International plc	3,099,206
33,609		Diageo plc	968,945
1,201,534		Direct Line Insurance Group plc	7,288,334
321,593		easyJet plc	8,663,117
577,829	*,e	Fiat DaimlerChrysler Automobiles NV	8,513,232
588,008		GlaxoSmithKline plc	12,680,807
1,189,432		HSBC Holdings plc	9,292,991
286,325		Imperial Tobacco Group plc	15,418,028
882,577	*	International Consolidated Airlines Group S.A.	7,891,120
1,154,137		Kingfisher plc	6,273,618
2,821,825		Legal & General Group plc	11,363,488
370,314		Lloyds TSB Group plc	420,310
45,366		Meggitt plc	247,140
810,805		National Grid plc	11,549,817
2,538,518		Old Mutual plc	8,296,916
680,134		Prudential plc	15,885,534
120,538		Reckitt Benckiser Group plc	11,763,358
204,939	*	Reed Elsevier NV	3,495,599
280,549		Rexam plc	2,332,705
41,646		Rio Tinto plc	1,517,798
634,538		Royal Mail plc	4,347,267
340,517		Sage Group plc	2,855,085
372,016		Segro plc	2,577,003
680,250		Sky plc	11,479,708
2,442,743		Taylor Wimpey plc	7,441,465
135,718	e	Unilever NV	6,136,845
20,462		Unilever plc	911,142
189,623		Vodafone Group plc (ADR)	6,251,870
		TOTAL UNITED KINGDOM	241,524,781

		TOTAL COMMON STOCKS	1,280,830,926
		(Cost $1,239,681,703)
98

TIAA-CREF FUNDS - Enhanced International Equity Index Fund

SHARES		COMPANY	RATE	MATURITY DATE	VALUE

RIGHTS / WARRANTS - 0.0%

SPAIN - 0.0%
330,025		Banco Santander S.A.			$18,145
		TOTAL SPAIN			18,145

		TOTAL RIGHTS / WARRANTS			18,145
		(Cost $18,690)

PRINCIPAL		ISSUER

SHORT-TERM INVESTMENTS - 5.2%
GOVERNMENT AGENCY DEBT - 0.5%
$7,500,000	d	Federal Home Loan Bank (FHLB)	0.075%	12/03/15	7,499,745
		TOTAL GOVERNMENT AGENCY DEBT			7,499,745

SHARES		COMPANY

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 4.7%
60,461,699	c	TIAA-CREF Short Term Lending Portfolio of the State Street Navigator Securities Lending Trust			60,461,699
		TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES			60,461,699
		TOTAL SHORT-TERM INVESTMENTS			67,961,444
		(Cost $67,961,199)

		TOTAL INVESTMENTS - 104.3%			1,348,810,515
		(Cost $1,307,661,592)
		OTHER ASSETS & LIABILITIES, NET - (4.3)%			(56,194,992)
		NET ASSETS - 100.0%			$1,292,615,523

Abbreviation(s):
ADR American Depositary Receipt

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.
d	All or a portion of these securities have been segregated by the custodian to cover margin requirements on open futures transactions.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $57,382,911.
m	Indicates a security that has been deemed illiquid.
99

TIAA-CREF FUNDS - Enhanced International Equity Index Fund

TIAA-CREF FUNDS

ENHANCED INTERNATIONAL EQUITY INDEX FUND

SUMMARY OF MARKET VALUES BY SECTOR

October 31, 2015

		% OF
SECTOR	VALUE	NET ASSETS
FINANCIALS	$331,005,411	25.5%
CONSUMER DISCRETIONARY	169,614,105	13.1
INDUSTRIALS	159,700,484	12.4
CONSUMER STAPLES	151,920,538	11.8
HEALTH CARE	147,084,460	11.4
MATERIALS	86,260,624	6.7
TELECOMMUNICATION SERVICES	62,943,909	4.9
ENERGY	62,427,846	4.8
INFORMATION TECHNOLOGY	60,779,721	4.7
UTILITIES	49,111,973	3.8
SHORT - TERM INVESTMENTS	67,961,444	5.2
OTHER ASSETS & LIABILITIES, NET	(56,194,992)	(4.3)

NET ASSETS	$1,292,615,523	100.0%
100

TIAA-CREF FUNDS - Global Natural Resources Fund

TIAA-CREF FUNDS

GLOBAL NATURAL RESOURCES FUND

SCHEDULE OF INVESTMENTS

October 31, 2015

SHARES		COMPANY	VALUE

COMMON STOCKS - 99.1%

AUSTRALIA - 6.6%
391,649		BHP Billiton Ltd	$6,423,332
494,263		BHP Billiton plc	7,900,311
364,331	e	Fortescue Metals Group Ltd	538,350
155,721	*	Newcrest Mining Ltd	1,356,525
91,000	e	Santos Ltd	375,660
		TOTAL AUSTRALIA	16,594,178

BRAZIL - 1.1%
135,900		Fibria Celulose S.A.	1,854,563
213,200		Vale S.A.	942,775
		TOTAL BRAZIL	2,797,338

CANADA - 10.0%
376,890	*	Advantage Oil & Gas Ltd	2,095,435
103,437		Agnico-Eagle Mines Ltd	2,923,701
47,555		Agrium, Inc	4,424,186
51,376		Alimentation Couche Tard, Inc	2,210,079
128,670		Cenovus Energy, Inc (Toronto)	1,916,864
95,850		First Quantum Minerals Ltd	511,650
24,200	e	Franco-Nevada Corp	1,227,397
106,402		Goldcorp, Inc	1,361,353
20,700		Imperial Oil Ltd	688,786
146,829		Potash Corp of Saskatchewan	2,973,411
68,712		Stella-Jones, Inc	2,528,618
190,428	*	Turquoise Hill Resources Ltd	515,536
214,452	e	Whitecap Resources, Inc	1,904,090
		TOTAL CANADA	25,281,106

CHILE - 0.3%
87,383		Antofagasta plc	706,415
		TOTAL CHILE	706,415

CHINA - 0.3%
762,000		CNOOC Ltd	860,688
		TOTAL CHINA	860,688

FINLAND - 2.8%
278,870		M-real Oyj (B Shares)	1,774,229
57,573		Stora Enso Oyj (R Shares)	534,058
250,882		UPM-Kymmene Oyj	4,696,754
		TOTAL FINLAND	7,005,041
101

TIAA-CREF FUNDS - Global Natural Resources Fund

SHARES		COMPANY	VALUE

FRANCE - 3.1%
160,993	e	Total S.A.	$7,785,431
		TOTAL FRANCE	7,785,431

INDIA - 2.1%
50,379		Britannia Industries Ltd	2,486,230
171,560		PI Industries Ltd	1,753,555
158,510		United Phosphorus Ltd	1,111,133
		TOTAL INDIA	5,350,918

INDONESIA - 0.3%
6,400,000		PT Perusahaan Perkebunan London Sumatra Indonesia Tbk	721,606
		TOTAL INDONESIA	721,606

IRELAND - 0.7%
59,149		Smurfit Kappa Group plc	1,683,322
		TOTAL IRELAND	1,683,322

ITALY - 1.1%
174,233		ENI S.p.A.	2,845,268
		TOTAL ITALY	2,845,268

JAPAN - 2.9%
138,000	e	Nippon Steel Corp	2,797,611
425,000	e	OJI Paper Co Ltd	2,201,075
182,000	e	Sumitomo Metal Mining Co Ltd	2,257,965
		TOTAL JAPAN	7,256,651

JERSEY, C.I. - 0.8%
31,865		Randgold Resources Ltd	2,137,085
		TOTAL JERSEY, C.I.	2,137,085

KOREA, REPUBLIC OF - 0.8%
4,800		Korea Zinc Co Ltd	1,994,732
		TOTAL KOREA, REPUBLIC OF	1,994,732

MALAYSIA - 0.7%
347,700		Kuala Lumpur Kepong BHD	1,842,085
		TOTAL MALAYSIA	1,842,085

NETHERLANDS - 2.2%
23,100	*	OCI NV	651,679
187,847		Royal Dutch Shell plc (A Shares)	4,904,187
		TOTAL NETHERLANDS	5,555,866

NORWAY - 2.7%
562,000		Norsk Hydro ASA	2,012,961
183,719	e	Statoil ASA	2,969,682
41,649		Yara International ASA	1,891,946
		TOTAL NORWAY	6,874,589
102

TIAA-CREF FUNDS - Global Natural Resources Fund

SHARES		COMPANY	VALUE

PERU - 1.9%
174,056	e	Southern Copper Corp (NY)	$4,831,795
		TOTAL PERU	4,831,795

POLAND - 1.6%
171,110		KGHM Polska Miedz S.A.	3,972,507
		TOTAL POLAND	3,972,507

PORTUGAL - 0.5%
115,787		Galp Energia SGPS S.A.	1,249,917
		TOTAL PORTUGAL	1,249,917

RUSSIA - 1.4%
97,108		MMC Norilsk Nickel PJSC (ADR)	1,438,136
21,650		NovaTek OAO (GDR)	1,979,526
		TOTAL RUSSIA	3,417,662

SINGAPORE - 0.4%
395,000		Wilmar International Ltd	880,205
		TOTAL SINGAPORE	880,205

SOUTH AFRICA - 1.7%
183,738		Mondi plc	4,248,783
		TOTAL SOUTH AFRICA	4,248,783

SWEDEN - 3.0%
147,681		Billerud AB	2,672,632
235,081		Boliden AB	4,500,946
23,290	*,e	Lundin Petroleum AB	337,122
		TOTAL SWEDEN	7,510,700

SWITZERLAND - 4.6%
1,484,493		Glencore Xstrata plc	2,562,904
26,964		Syngenta AG.	9,059,102
		TOTAL SWITZERLAND	11,622,006

THAILAND - 0.3%
113,200		PTT PCL (Foreign)	874,103
		TOTAL THAILAND	874,103

TURKEY - 0.6%
53,114	*	Tupras Turkiye Petrol Rafine	1,401,569
		TOTAL TURKEY	1,401,569

UNITED KINGDOM - 6.0%
155,793		BG Group plc	2,461,298
984,362		BP plc	5,850,049
183,919		Rio Tinto plc	6,702,970
		TOTAL UNITED KINGDOM	15,014,317

UNITED STATES - 38.6%
23,161		Anadarko Petroleum Corp	1,549,008
103

TIAA-CREF FUNDS - Global Natural Resources Fund

SHARES		COMPANY	VALUE

133,410		Archer Daniels Midland Co	$6,091,501
23,097		Bunge Ltd	1,685,157
169,303	*	Callon Petroleum Co	1,469,550
77,552		CF Industries Holdings, Inc	3,937,315
53,296		Chevron Corp	4,843,541
17,307		Cimarex Energy Co	2,043,265
28,410	*	Concho Resources, Inc	3,293,003
65,867		ConocoPhillips	3,514,004
9,932	*	Continental Resources, Inc	336,794
35,251	*	Diamondback Energy, Inc	2,602,934
48,499		Energen Corp	2,820,217
57,959		EOG Resources, Inc	4,975,780
159,563		Exxon Mobil Corp	13,202,243
72,746		Freeport-McMoRan Copper & Gold, Inc (Class B)	856,220
185,064		Graphic Packaging Holding Co	2,620,506
100,347	*	Matador Resources Co	2,579,921
126,289		Monsanto Co	11,772,661
43,500		Mosaic Co	1,469,865
64,234	*	Newfield Exploration Co	2,581,564
9,692		NewMarket Corp	3,816,128
128,169		Newmont Mining Corp	2,494,169
63,128		Nucor Corp	2,670,314
40,200	*	Occidental Petroleum Corp	2,996,508
30,500		Packaging Corp of America	2,087,725
26,887		Pioneer Natural Resources Co	3,687,283
98,287	*	RSP Permian, Inc	2,695,030
17,236	e	Texas Pacific Land Trust	2,581,608
		TOTAL UNITED STATES	97,273,814

		TOTAL COMMON STOCKS	249,589,697
		(Cost $252,406,663)

SHORT-TERM INVESTMENTS - 4.8%
INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 4.8%
12,151,515	c	TIAA-CREF Short Term Lending Portfolio of the State Street Navigator Securities Lending Trust	12,151,515
		TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES	12,151,515
		TOTAL SHORT-TERM INVESTMENTS	12,151,515
		(Cost $12,151,515)

		TOTAL INVESTMENTS - 103.9%	261,741,212
		(Cost $264,558,178)
		OTHER ASSETS & LIABILITIES, NET - (3.9)%	(9,859,332)
		NET ASSETS - 100.0%	$251,881,880

Abbreviation(s):
ADR American Depositary Receipt
GDR Global Depositary Receipt

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $11,703,331.

104

TIAA-CREF FUNDS - Global Natural Resources Fund

TIAA-CREF FUNDS

GLOBAL NATURAL RESOURCES FUND

SUMMARY OF MARKET VALUES BY SECTOR

October 31, 2015

		% OF
SECTOR	VALUE	NET ASSETS
MATERIALS	$135,400,907	53.8%
ENERGY	95,690,319	38.0
CONSUMER STAPLES	15,916,863	6.3
FINANCIALS	2,581,608	1.0
SHORT - TERM INVESTMENTS	12,151,515	4.8
OTHER ASSETS & LIABILITIES, NET	(9,859,332)	(3.9)

NET ASSETS	$251,881,880	100.0%
105

TIAA-CREF FUNDS - International Equity Fund

TIAA-CREF FUNDS

INTERNATIONAL EQUITY FUND

SCHEDULE OF INVESTMENTS

October 31, 2015

SHARES		COMPANY	VALUE

COMMON STOCKS - 99.5%

AUSTRALIA - 0.4%
899,370	e	BHP Billiton Ltd	$14,750,330
		TOTAL AUSTRALIA	14,750,330

BELGIUM - 0.2%
240,276	e	Fagron NV	5,895,178
		TOTAL BELGIUM	5,895,178

DENMARK - 1.1%
1,239,160	*,e	H Lundbeck AS	36,402,566
178,314		Novo Nordisk AS	9,469,092
		TOTAL DENMARK	45,871,658

FINLAND - 0.7%
997,780	e	KCI Konecranes Oyj	26,748,645
		TOTAL FINLAND	26,748,645

FRANCE - 23.1%
4,741,200		Accor S.A.	235,445,522
164,201	e	Aeroports de Paris	20,627,594
293,798		BNP Paribas	17,803,335
878,109		Compagnie de Saint-Gobain	36,758,561
1,651,428		Edenred	30,321,675
1,926,505	g	Elior Participations S.C.A	36,525,556
1,525,046	e	Essilor International S.A.	200,182,762
1,586,127		Renault S.A.	149,451,379
1,700,843		Schneider Electric S.A.	102,586,580
1,601,494	e	Vinci S.A.	107,822,573
		TOTAL FRANCE	937,525,537

GERMANY - 16.8%
3,109,763		Adidas-Salomon AG.	278,692,177
9,405,926	*	Commerzbank AG.	103,443,786
488,637		Deutsche Boerse AG.	45,054,475
608,976		Henkel KGaA (Preference)	66,045,537
679,877		Lanxess AG.	36,484,069
866,128		Linde AG.	150,234,612
		TOTAL GERMANY	679,954,656

HONG KONG - 2.0%
2,248,617	e	Melco PBL Entertainment Macau Ltd (ADR)	42,116,596
11,266,800		Sands China Ltd	40,571,211
		TOTAL HONG KONG	82,687,807
106

TIAA-CREF FUNDS - International Equity Fund

SHARES		COMPANY	VALUE

INDIA - 8.1%
232,497		Eicher Motors Ltd	$63,009,955
336,657		Emami Ltd	5,502,447
5,850,561		HDFC Bank Ltd	98,030,164
5,511,180		IndusInd Bank Ltd	76,731,129
1,928,686		Larsen & Toubro Ltd	41,567,237
631,869		Maruti Suzuki India Ltd	43,004,013
		TOTAL INDIA	327,844,945

ITALY - 0.2%
513,675		Moncler S.p.A	8,262,431
		TOTAL ITALY	8,262,431

JAPAN - 12.4%
59,300		Daikin Industries Ltd	3,810,082
1,344,000		Don Quijote Co Ltd	49,370,713
873,700		Murata Manufacturing Co Ltd	124,372,430
58,647		Nomura Holdings, Inc	368,910
3,298,275		Olympus Corp	111,255,156
9,475,500	*	Pioneer Corp	25,520,073
4,835,250	*	Sony Corp	137,443,927
1,094,100		Sony Financial Holdings, Inc	19,609,088
504,100		Toyota Motor Corp	30,883,400
		TOTAL JAPAN	502,633,779

NETHERLANDS - 5.6%
58,432		ASML Holding NV	5,420,226
1,829,829		Heineken NV	166,666,022
3,809,427		ING Groep NV	55,441,913
2,729		Royal Dutch Shell plc (A Shares)	71,247
		TOTAL NETHERLANDS	227,599,408

SWEDEN - 4.7%
2,782,914	e	Electrolux AB (Series B)	81,874,351
10,581,697		Volvo AB (B Shares)	109,447,861
		TOTAL SWEDEN	191,322,212

SWITZERLAND - 4.1%
123,934	e	Burckhardt Compression Holding AG.	43,179,849
86,933		Geberit AG.	28,054,955
710,574		Swatch Group AG. (Registered)	51,333,094
320,001		UBS AG.	6,391,197
141,427		Zurich Financial Services AG.	37,322,573
		TOTAL SWITZERLAND	166,281,668

UNITED KINGDOM - 19.6%
293,336		ARM Holdings plc	4,619,641
480,566		Associated British Foods plc	25,535,289
13,633,491		Barclays plc	48,573,120
3,217,460		Essentra plc	41,682,797
23,350,439		Group 4 Securicor plc	87,222,507
107

TIAA-CREF FUNDS - International Equity Fund

SHARES		COMPANY	RATE	MATURITY DATE	VALUE

2,402,210		Henderson Group plc			$10,588,574
26,762,624		Man Group plc			68,690,833
150,515		Rio Tinto plc			5,485,553
16,603,983		Sky plc			280,204,157
55,992,487		Tesco plc			157,915,461
3,323,513		Weir Group plc			54,598,201
421,836		WPP plc			9,456,221
		TOTAL UNITED KINGDOM			794,572,354

UNITED STATES - 0.5%
818,082	*,e	Qiagen NV			19,833,240
		TOTAL UNITED STATES			19,833,240

		TOTAL COMMON STOCKS			4,031,783,848
		(Cost $3,912,455,026)

PRINCIPAL		ISSUER

SHORT-TERM INVESTMENTS - 2.9%
GOVERNMENT AGENCY DEBT - 0.3%
$6,400,000		Federal Home Loan Bank (FHLB)	0.030%	11/04/15	6,399,994
6,000,000		FHLB	0.055	12/03/15	5,999,796
		TOTAL GOVERNMENT AGENCY DEBT			12,399,790

SHARES		COMPANY

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 2.6%
107,194,101	c	TIAA-CREF Short Term Lending Portfolio of the State Street Navigator Securities Lending Trust			107,194,101
		TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES			107,194,101
		TOTAL SHORT-TERM INVESTMENTS			119,593,891
		(Cost $119,593,791)

		TOTAL INVESTMENTS - 102.4%			4,151,377,739
		(Cost $4,032,048,817)
		OTHER ASSETS & LIABILITIES, NET - (2.4)%			(98,021,704)
		NET ASSETS - 100.0%			$4,053,356,035

Abbreviation(s):
ADR American Depositary Receipt

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $104,442,340.
g	Security is exempt from registration under Rule 144(A) of the Securities Act of 1933. Such securities are deemed liquid and may be resold in transactions exempt from registration to qualified institutional buyers. At 10/31/2015, the aggregate value of these securities amounted to $36,525,556 or 0.9% of net assets.
108

TIAA-CREF FUNDS - International Equity Fund

TIAA-CREF FUNDS

INTERNATIONAL EQUITY FUND

SUMMARY OF MARKET VALUES BY SECTOR

October 31, 2015

		% OF
SECTOR	VALUE	NET ASSETS
CONSUMER DISCRETIONARY	$1,463,629,264	36.1%
INDUSTRIALS	792,281,834	19.6
FINANCIALS	588,049,094	14.5
CONSUMER STAPLES	421,664,756	10.4
HEALTH CARE	383,037,995	9.5
MATERIALS	248,637,361	6.1
INFORMATION TECHNOLOGY	134,412,297	3.3
ENERGY	71,247	0.0
SHORT - TERM INVESTMENTS	119,593,891	2.9
OTHER ASSETS & LIABILITIES, NET	(98,021,704)	(2.4)

NET ASSETS	$4,053,356,035	100.0%
109

TIAA-CREF FUNDS - International Opportunities Fund

TIAA-CREF FUNDS

INTERNATIONAL OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS

October 31, 2015

SHARES		COMPANY	VALUE

COMMON STOCKS - 93.9%

AUSTRALIA - 2.2%
686,339		Australia & New Zealand Banking Group Ltd	$13,273,996
794,411		BHP Billiton Ltd	13,028,925
		TOTAL AUSTRALIA	26,302,921

BRAZIL - 1.2%
934,098		Banco Itau Holding Financeira S.A.	6,415,397
1,657,100		Vale S.A.	7,327,728
		TOTAL BRAZIL	13,743,125

CANADA - 8.2%
362,972		Alimentation Couche Tard, Inc	15,614,236
271,532	*	Dollarama, Inc	18,342,323
384,300		Gildan Activewear, Inc	11,047,596
332,200	*,e	Imax Corp	12,753,158
403,072	*,g	Spin Master Corp	6,701,427
530,739		Suncor Energy, Inc	15,793,098
390,715		Toronto-Dominion Bank	16,039,753
		TOTAL CANADA	96,291,591

CHINA - 2.9%
14,247,400	*,e,m	China Animal Healthcare Ltd	18,382
7,728,600		China Everbright International Ltd	12,445,922
15,315,000	m	Sihuan Pharmaceutical Holdings	4,340,232
923,200		Tencent Holdings Ltd	17,401,739
		TOTAL CHINA	34,206,275

DENMARK - 1.7%
375,600		Novo Nordisk AS	19,945,664
		TOTAL DENMARK	19,945,664

FINLAND - 2.1%
340,400		Huhtamaki Oyj	12,009,082
255,600		Sampo Oyj (A Shares)	12,493,107
		TOTAL FINLAND	24,502,189

FRANCE - 4.8%
76,594		L’Oreal S.A.	13,963,438
179,532		Teleperformance	14,089,839
335,369		Total S.A.	16,218,048
76,200		Valeo S.A.	11,767,207
		TOTAL FRANCE	56,038,532
110

TIAA-CREF FUNDS - International Opportunities Fund

SHARES		COMPANY	VALUE

GERMANY - 2.0%
102,705		Beiersdorf AG.	$9,754,496
269,573		Wirecard AG.	13,924,556
		TOTAL GERMANY	23,679,052

HONG KONG - 1.2%
2,434,200		AIA Group Ltd	14,272,516
		TOTAL HONG KONG	14,272,516

INDIA - 0.7%
426,960		Container Corp Of India Ltd	8,653,024
		TOTAL INDIA	8,653,024

INDONESIA - 0.6%
77,055,300		PT Lippo Karawaci Tbk	6,687,594
		TOTAL INDONESIA	6,687,594

IRELAND - 2.3%
552,035		CRH plc	15,109,651
417,403		Smurfit Kappa Group plc	11,878,878
		TOTAL IRELAND	26,988,529

ITALY - 2.3%
579,900		Moncler S.p.A	9,327,656
948,400	*,g	OVS S.p.A	6,522,841
345,402	*,e	Yoox S.p.A	11,711,069
		TOTAL ITALY	27,561,566

JAPAN - 16.3%
257,700	e	COOKPAD, Inc	4,903,649
257,400	*,e	CYBERDYNE, Inc	3,174,784
373,900		Fuji Heavy Industries Ltd	14,460,061
230,300	e	GMO Payment Gateway, Inc	9,070,339
316,900		Hoya Corp	13,077,438
818,800	*,e	Infomart Corp	7,726,784
663,900		Kubota Corp	10,291,414
1,057,000	e	Matsui Securities Co Ltd	9,321,691
500,200	e	MonotaRO Co Ltd	12,881,838
112,000		Murata Manufacturing Co Ltd	15,943,358
176,700		Nitto Denko Corp	11,330,778
2,457,100		Nomura Holdings, Inc	15,456,001
821,400		ORIX Corp	11,995,535
168,000	e	Seria Co Ltd	7,143,789
1,458,700		Shimizu Corp	12,771,791
307,600	*,e	SMS Co Ltd	5,109,143
331,000		Sumitomo Mitsui Financial Group, Inc	13,204,796
244,900		Sysmex Corp	13,998,189
		TOTAL JAPAN	191,861,378

KOREA, REPUBLIC OF - 2.4%
55,360		Cosmax, Inc	9,297,127
52,187		Hanssem Co Ltd	10,664,661
111

TIAA-CREF FUNDS - International Opportunities Fund

SHARES		COMPANY	VALUE

119,536		Loen Entertainment, Inc	$8,183,492
		TOTAL KOREA, REPUBLIC OF	28,145,280

MALAYSIA - 1.7%
8,245,400		IHH Healthcare BHD	12,116,324
10,299,900		Karex BHD	8,391,721
		TOTAL MALAYSIA	20,508,045

NETHERLANDS - 3.5%
130,390		ASML Holding NV	12,095,141
1,221,117		ING Groep NV	17,771,981
1,032,100	*,e	TomTom NV	11,192,617
		TOTAL NETHERLANDS	41,059,739

NORWAY - 2.1%
766,804		DNB NOR Holding ASA	9,762,910
943,888	e	Statoil ASA	15,257,251
		TOTAL NORWAY	25,020,161

PHILIPPINES - 2.7%
3,951,980		Banco de Oro Universal Bank	8,566,484
101,877,800		Megaworld Corp	10,185,602
7,993,660		Robinsons Retail Holdings, Inc	13,111,336
		TOTAL PHILIPPINES	31,863,422

PORTUGAL - 0.7%
623,400		Jeronimo Martins SGPS S.A.	8,750,490
		TOTAL PORTUGAL	8,750,490

SPAIN - 1.7%
278,060		Amadeus IT Holding S.A.	11,827,716
142,139	*,e,m	Let’s GOWEX S.A.	1,563
195,020	e	Tecnicas Reunidas S.A.	8,685,583
		TOTAL SPAIN	20,514,862

SWEDEN - 3.8%
585,800		Boliden AB	11,215,940
355,100		Hexagon AB (B Shares)	12,316,784
322,640		Intrum Justitia AB	11,575,430
292,584		Kinnevik Investment AB (Series B)	9,324,003
		TOTAL SWEDEN	44,432,157

SWITZERLAND - 5.0%
105,877		Lonza Group AG.	15,540,597
235,180		Novartis AG.	21,304,639
843,800		UBS AG.	16,852,733
176,500	*,g	Wizz Air Holdings plc	5,157,041
		TOTAL SWITZERLAND	58,855,010

TAIWAN - 3.9%
998,897		Eclat Textile Co Ltd	14,691,712
112

TIAA-CREF FUNDS - International Opportunities Fund

SHARES		COMPANY	RATE	MATURITY DATE	VALUE

3,590,607		Hota Industrial Manufacturing Co Ltd			$11,903,685
2,843,000		Hu Lane Associate, Inc			13,121,467
432,900		King Slide Works Co Ltd			5,676,351
		TOTAL TAIWAN			45,393,215

UNITED KINGDOM - 16.9%
1,341,462		Ashtead Group plc			20,625,973
226,000	*	ASOS plc			11,329,218
2,077,138	*,g	Auto Trader Group plc			12,419,814
3,532,900		Barclays plc			12,586,943
1,206,900		Cineworld Group plc			10,253,672
235,141		Consort Medical plc			3,537,934
733,000	*	Fiat DaimlerChrysler Automobiles NV			10,799,388
1,529,698	*	International Consolidated Airlines Group S.A. (London)			13,709,660
1,825,140	*	Just Eat plc			11,969,350
4,330,944		Man Group plc			11,116,105
220,188		Rightmove plc			13,004,595
890,900	g	Spire Healthcare Group plc			5,144,437
3,778,285		Taylor Wimpey plc			11,510,001
379,159		Travis Perkins plc			11,175,403
1,130,500		Vesuvius plc			6,217,934
1,747,186		Virgin Money Holdings UK plc			10,433,812
184,281		Whitbread plc			14,072,443
406,297		WPP plc			9,107,886
		TOTAL UNITED KINGDOM			199,014,568

UNITED STATES - 1.0%
243,073	*,e	Lululemon Athletica, Inc			11,951,899
		TOTAL UNITED STATES			11,951,899

		TOTAL COMMON STOCKS			1,106,242,804
		(Cost $1,010,856,277)

PRINCIPAL		ISSUER

SHORT-TERM INVESTMENTS - 11.5%
GOVERNMENT AGENCY DEBT - 6.3%
$20,000,000		Federal Home Loan Bank (FHLB)	0.055%	11/17/15	19,999,800
20,000,000		FHLB	0.075	11/20/15	19,999,740
10,000,000		FHLB	0.075	12/03/15	9,999,660
13,700,000		Federal Home Loan Mortgage Corp (FHLMC)	0.040	11/04/15	13,699,986
10,000,000		Federal National Mortgage Association (FNMA)	0.045	11/18/15	9,999,890
		TOTAL GOVERNMENT AGENCY DEBT			73,699,076

SHARES		COMPANY

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 5.2%
61,581,202	c	TIAA-CREF Short Term Lending Portfolio of the State Street Navigator Securities Lending Trust			61,581,202
		TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES			61,581,202
		TOTAL SHORT-TERM INVESTMENTS			135,280,278
		(Cost $135,278,996)
113

TIAA-CREF FUNDS - International Opportunities Fund

VALUE

TOTAL INVESTMENTS - 105.4%	$1,241,523,082
(Cost $1,146,135,273)
OTHER ASSETS & LIABILITIES, NET - (5.4)%	(63,215,059)
NET ASSETS - 100.0%	$1,178,308,023

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $54,813,894.
g	Security is exempt from registration under Rule 144(A) of the Securities Act of 1933. Such securities are deemed liquid and may be resold in transactions exempt from registration to qualified institutional buyers. At 10/31/2015, the aggregate value of these securities amounted to $35,945,560 or 3.1% of net assets.
m	Indicates a security that has been deemed illiquid.
114

TIAA-CREF FUNDS - International Opportunities Fund

TIAA-CREF FUNDS

INTERNATIONAL OPPORTUNITIES FUND

SUMMARY OF MARKET VALUES BY SECTOR

October 31, 2015

		% OF
SECTOR	VALUE	NET ASSETS
CONSUMER DISCRETIONARY	$271,563,864	23.0%
FINANCIALS	225,760,960	19.2
INDUSTRIALS	145,271,619	12.3
INFORMATION TECHNOLOGY	134,708,374	11.4
HEALTH CARE	112,198,618	9.5
MATERIALS	81,900,983	7.0
CONSUMER STAPLES	78,882,844	6.7
ENERGY	55,953,979	4.8
TELECOMMUNICATION SERVICES	1,563	0.0
SHORT - TERM INVESTMENTS	135,280,278	11.5
OTHER ASSETS & LIABILITIES, NET	(63,215,059)	(5.4)

NET ASSETS	$1,178,308,023	100.0%
115

TIAA-CREF FUNDS - Social Choice International Equity Fund

TIAA-CREF FUNDS

SOCIAL CHOICE INTERNATIONAL EQUITY FUND

SCHEDULE OF INVESTMENTS

October 31, 2015

SHARES		COMPANY	VALUE

COMMON STOCKS - 98.3%

AUSTRALIA - 6.4%
1,228		Amcor Ltd	$11,861
5,913		AMP Ltd	23,982
691		Asciano Group	4,024
7,551	e	Australia & New Zealand Banking Group Ltd	146,039
11,023		Brambles Ltd	81,173
1,900		Caltex Australia Ltd	42,534
4,030		Coca-Cola Amatil Ltd	26,079
3,798	e	Commonwealth Bank of Australia	206,224
1,343		GPT Group (ASE)	4,549
7,923		Healthscope Ltd	15,168
762		Insurance Australia Group Ltd	3,029
1,393		Lend Lease Corp Ltd	12,812
1,407	e	Macquarie Goodman Group	6,037
22,620		Mirvac Group	28,914
7,000	e	National Australia Bank Ltd	149,483
4,100	*	Newcrest Mining Ltd	35,716
2,267		QBE Insurance Group Ltd	21,221
996		Ramsay Health Care Ltd	43,782
16,621		Stockland Trust Group	47,703
1,869		Transurban Group	13,849
3,456	e	Wesfarmers Ltd	96,645
7,744		Westpac Banking Corp	172,490
337	*	Westpac Banking Corp (New)	7,318
3,702		Woodside Petroleum Ltd	77,642
1,462	e	WorleyParsons Ltd	6,745
		TOTAL AUSTRALIA	1,285,019

AUSTRIA - 0.2%
1,136		OMV AG.	30,249
		TOTAL AUSTRIA	30,249

BELGIUM - 0.8%
473		Delhaize Group	43,889
1,504		KBC Groep NV	91,446
437		Umicore	18,554
		TOTAL BELGIUM	153,889

DENMARK - 1.9%
782		Coloplast AS	56,088
215		ISS A.S.	7,563
4,148		Novo Nordisk AS	220,273
325		Novozymes AS	15,066
166		Pandora AS	19,156
499		Vestas Wind Systems AS	29,094
		TOTAL DENMARK	347,240

116

TIAA-CREF FUNDS - Social Choice International Equity Fund

SHARES		COMPANY	VALUE

FINLAND - 0.9%
989		Neste Oil Oyj	$24,114
710		Orion Oyj (Class B)	25,359
3,874		Stora Enso Oyj (R Shares)	35,936
3,070		UPM-Kymmene Oyj	57,473
1,041		Wartsila Oyj (B Shares)	44,441
		TOTAL FINLAND	187,323

FRANCE - 9.6%
1,400		Accor S.A.	69,523
1,104		Air Liquide	142,821
532		Atos Origin S.A.	42,351
5,742		AXA S.A.	153,243
1,419		Bouygues S.A.	53,634
1,171		Bureau Veritas S.A.	26,448
309		Cap Gemini S.A.	27,475
1,059		Carrefour S.A.	34,508
398		Casino Guichard Perrachon S.A.	22,867
384		Christian Dior S.A.	75,472
1,208		CNP Assurances	17,231
2,340		Compagnie de Saint-Gobain	97,955
910		Essilor International S.A.	119,450
281		Eurazeo	19,786
2,001		Groupe Danone	139,070
234		Icade	17,292
652		Legrand S.A.	35,732
550		L'Oreal S.A.	100,268
6,580		Natixis	40,279
356		PPR	65,840
775		Renault S.A.	73,024
2,055		Rexel S.A.	28,046
1,937		Schneider Electric S.A.	116,830
1,618		Suez Environnement S.A.	30,722
252		Technip S.A.	13,132
438		Unibail-Rodamco	121,909
1,915		Vinci S.A.	128,930
2,132		Vivendi Universal S.A.	51,289
202		Wendel	24,215
		TOTAL FRANCE	1,889,342

GERMANY - 8.8%
776		Adidas-Salomon AG.	69,544
1,147		Allianz AG.	200,803
2,257		BASF SE	184,902
1,266		Bayerische Motoren Werke AG.	129,674
420		Bayerische Motoren Werke AG. (Preference)	33,964
39		Beiersdorf AG.	3,704
1,086		Deutsche Boerse AG.	100,134
1,628	*	Deutsche Lufthansa AG.	24,042
3,730		Deutsche Post AG.	110,805

117

TIAA-CREF FUNDS - Social Choice International Equity Fund

SHARES		COMPANY	VALUE

429		GEA Group AG.	$17,192
580		HeidelbergCement AG.	43,192
550		Henkel KGaA	50,767
344		Henkel KGaA (Preference)	37,308
882	e	K&S AG.	22,265
679		Linde AG.	117,776
910		Merck KGaA	88,842
1,140		Metro AG.	35,073
678		Muenchener Rueckver AG.	135,189
1,115		ProSiebenSat. Media AG.	60,250
2,544		SAP AG.	200,556
2,101		Telefonica Deutschland Holding AG.	13,526
2,476		TUI AG. (DI)	46,043
		TOTAL GERMANY	1,725,551

HONG KONG - 2.8%
12,000		CLP Holdings Ltd	104,322
4,200		Hang Seng Bank Ltd	77,052
48,000		Hong Kong & China Gas Ltd	97,322
3,183		Hong Kong Exchanges and Clearing Ltd	83,295
4,000		Hysan Development Co Ltd	17,742
42,000		Li & Fung Ltd	34,048
10,576		MTR Corp	47,912
4,000		Swire Pacific Ltd (Class A)	46,214
8,200		Swire Properties Ltd	24,614
5,000		Yue Yuen Industrial Holdings	18,240
		TOTAL HONG KONG	550,761

IRELAND - 0.6%
1,796		CRH plc	49,158
961		Kerry Group plc (Class A)	77,942
		TOTAL IRELAND	127,100

ISRAEL - 0.2%
8,183		Bank Hapoalim Ltd	42,595
33		Delek Group Ltd	7,943
		TOTAL ISRAEL	50,538

ITALY - 1.9%
4,047		Assicurazioni Generali S.p.A.	76,677
1,528		Autostrade S.p.A.	42,315
39,700		Banca Intesa S.p.A.	138,118
7,222		Banca Intesa S.p.A. RSP	23,041
12,316		Enel Green Power S.p.A	26,038
759		Exor S.p.A.	37,642
8,708		Snam Rete Gas S.p.A.	45,064
1,734		Terna Rete Elettrica Nazionale S.p.A.	8,820
		TOTAL ITALY	397,715

JAPAN - 22.4%
900	e	Aeon Co Ltd	13,335

118

TIAA-CREF FUNDS - Social Choice International Equity Fund

SHARES		COMPANY	VALUE

700		AEON Financial Service Co Ltd	$17,490
800		Aeon Mall Co Ltd	13,382
900		Aisin Seiki Co Ltd	35,720
3,000		Ajinomoto Co, Inc	66,822
1,200		Alfresa Holdings Corp	23,011
2,000		Asahi Kasei Corp	12,273
7,700		Astellas Pharma, Inc	111,761
600	e	Central Japan Railway Co	109,448
1,400		Chugai Pharmaceutical Co Ltd	45,066
500	e	Daikin Industries Ltd	32,125
1,100		Dainippon Sumitomo Pharma Co Ltd	12,175
1,600		Daiwa House Industry Co Ltd	42,000
2,300		Denso Corp	107,232
400	e	Dentsu, Inc	22,487
1,000		East Japan Railway Co	95,076
600		Eisai Co Ltd	37,530
100		Fast Retailing Co Ltd	36,528
2,700		Fuji Heavy Industries Ltd	104,419
8,000		Fujitsu Ltd	37,813
1,800	e	Hino Motors Ltd	20,598
400	e	Hitachi Construction Machinery Co Ltd	6,195
400		Hitachi Metals Ltd	4,530
4,700		Honda Motor Co Ltd	155,478
2,200		Inpex Holdings, Inc	20,970
3,000	e	JFE Holdings, Inc	47,162
800		Kao Corp	41,071
1,000		Kawasaki Heavy Industries Ltd	4,014
5,400		KDDI Corp	130,671
200	e	Keyence Corp	104,122
1,000		Kikkoman Corp	31,321
12,000	e	Kobe Steel Ltd	15,153
4,400		Komatsu Ltd	72,325
1,600		Konica Minolta Holdings, Inc	16,439
4,000		Kubota Corp	62,006
1,800	e	Kyocera Corp	81,422
2,000	e	Kyowa Hakko Kogyo Co Ltd	32,966
7,500	e	Matsushita Electric Industrial Co Ltd	87,996
2,900		Mazda Motor Corp	56,925
6,100		Mitsubishi Corp	110,902
8,000	e	Mitsubishi Electric Corp	83,318
8,000		Mitsubishi Materials Corp	27,907
4,500		Mitsubishi Motors Corp	39,858
3,500		Mitsubishi UFJ Lease & Finance Co Ltd	18,371
4,000		Mitsui Fudosan Co Ltd	108,855
3,000	e	Mitsui OSK Lines Ltd	8,011
18,000		Mitsui Trust Holdings, Inc	69,094
69,900		Mizuho Financial Group, Inc	143,983
400		Murata Manufacturing Co Ltd	56,940
10,000		NEC Corp	30,850
200		NGK Spark Plug Co Ltd	4,881
400	e	Nikon Corp	5,175
100		Nippon Paint Co Ltd	2,112
119

TIAA-CREF FUNDS - Social Choice International Equity Fund

SHARES		COMPANY	VALUE

4,300		Nippon Steel Corp	$87,172
2,500		Nippon Telegraph & Telephone Corp	91,653
3,000		Nippon Yusen Kabushiki Kaisha	7,849
11,400	e	Nissan Motor Co Ltd	118,175
500		Nissin Food Products Co Ltd	23,114
300		Nitto Denko Corp	19,237
600		NKSJ Holdings, Inc	18,839
400		Nomura Real Estate Holdings, Inc	8,548
700		NSK Ltd	8,279
100		NTT Data Corp	4,976
4,100	e	NTT DoCoMo, Inc	79,850
1,300		Omron Corp	43,047
300	e	Oriental Land Co Ltd	18,224
5,200		Resona Holdings, Inc	27,515
5,000		Ricoh Co Ltd	53,889
2,200		Santen Pharmaceutical Co Ltd	29,859
200		Secom Co Ltd	13,341
1,400		Sekisui House Ltd	23,305
1,400		Seven & I Holdings Co Ltd	63,595
3,000	*,e	Sharp Corp	3,288
800		Shin-Etsu Chemical Co Ltd	47,575
2,100	e	Shoei Co Ltd	19,614
3,200	*	Sony Corp	90,961
300		Stanley Electric Co Ltd	5,730
3,000	e	Sumitomo Chemical Co Ltd	17,185
7,900	e	Sumitomo Corp	86,404
2,900		Sumitomo Electric Industries Ltd	39,579
3,000		Sumitomo Metal Mining Co Ltd	37,219
3,700		Sumitomo Mitsui Financial Group, Inc	147,606
1,200	e	Sumitomo Rubber Industries, Inc	17,848
1,000		Suntory Beverage & Food Ltd	40,438
500		Suzuken Co Ltd	19,137
900		Sysmex Corp	51,443
500		T&D Holdings, Inc	6,570
2,700		Takeda Pharmaceutical Co Ltd	131,847
100		TDK Corp	6,370
700	e	Tokyo Electron Ltd	41,985
4,000		Tokyo Gas Co Ltd	19,795
2,000		Toray Industries, Inc	17,449
600		Toyo Suisan Kaisha Ltd	22,109
1,100		Toyota Industries Corp	57,805
1,500		Toyota Tsusho Corp	34,353
600		Yakult Honsha Co Ltd	31,765
1,500		Yamaha Motor Co Ltd	33,634
1,400		Yaskawa Electric Corp	16,607
		TOTAL JAPAN	4,462,097

LUXEMBOURG - 0.2%
98		SES Global S.A.	2,892
3,323		Tenaris S.A.	41,851
		TOTAL LUXEMBOURG	44,743
120

TIAA-CREF FUNDS - Social Choice International Equity Fund

SHARES		COMPANY	VALUE

NETHERLANDS - 2.7%
4,659		Aegon NV	$28,590
444	e	Akzo Nobel NV	31,404
946		ASML Holding NV	87,752
635		Delta Lloyd NV	5,004
211		DSM NV	11,248
35		Gemalto NV	2,191
10,530		ING Groep NV	153,812
946		Koninklijke Ahold NV	19,244
3,851		Koninklijke Philips Electronics NV	103,818
495		Koninklijke Vopak NV	19,884
4,526		Royal KPN NV	16,584
400		Wolters Kluwer NV	13,519
		TOTAL NETHERLANDS	493,050

NEW ZEALAND - 0.3%
3,390		Auckland International Airport Ltd	12,047
2,606		Fletcher Building Ltd	13,126
3,925	*	Meridian Energy Ltd	5,898
2,639		Ryman Healthcare Ltd	14,080
		TOTAL NEW ZEALAND	45,151

NORWAY - 1.3%
3,328		DNB NOR Holding ASA	42,372
9,465		Norsk Hydro ASA	33,902
4,583		Orkla ASA	39,002
6,292		Statoil ASA	101,706
1,766	e	Telenor ASA	33,268
		TOTAL NORWAY	250,250

PORTUGAL - 0.5%
7,797		Energias de Portugal S.A.	28,813
2,714		Galp Energia SGPS S.A.	29,298
751		Jeronimo Martins SGPS S.A.	10,541
		TOTAL PORTUGAL	68,652

SINGAPORE - 1.7%
18,000		CapitaLand Ltd	39,706
2,900		City Developments Ltd	16,412
7,100		DBS Group Holdings Ltd	87,295
800		Jardine Cycle & Carriage Ltd	18,522
10,200		Keppel Corp Ltd	51,344
38,400		Singapore Telecommunications Ltd	109,104
		TOTAL SINGAPORE	322,383

SOUTH AFRICA - 0.2%
3,887		Investec plc	32,379
361		Mondi plc	8,348
		TOTAL SOUTH AFRICA	40,727
121

TIAA-CREF FUNDS - Social Choice International Equity Fund

SHARES		COMPANY	VALUE

SPAIN - 3.6%
3,293	e	Abertis Infraestructuras S.A. (Continuous)	$54,684
1,436		Amadeus IT Holding S.A.	61,083
17,192		Banco Bilbao Vizcaya Argentaria S.A.	147,913
187	*,m	Banco Bilbao Vizcaya Argentaria S.A.	1,608
16,387		Criteria CaixaBank S.A.	62,765
795		Ferrovial S.A.	20,056
19,357		Iberdrola S.A.	138,037
3,860	e	Inditex S.A.	144,535
6,306		Repsol YPF S.A.	79,382
		TOTAL SPAIN	710,063

SWEDEN - 3.8%
1,947		Assa Abloy AB	38,732
2,722	e	Atlas Copco AB (A Shares)	70,937
2,746	e	Atlas Copco AB (B Shares)	66,384
1,925		Boliden AB	36,857
197		Electrolux AB (Series B)	5,796
1,874		Hennes & Mauritz AB (B Shares)	72,848
1,155		Industrivarden AB	20,964
1,379		Kinnevik Investment AB (Series B)	43,946
9,989		Nordea Bank AB	110,215
1,752		Sandvik AB	16,340
4,275		Skandinaviska Enskilda Banken AB (Class A)	44,891
410		SKF AB (B Shares)	7,205
758		Svenska Cellulosa AB (B Shares)	22,326
2,274		Swedbank AB (A Shares)	52,105
15,638		TeliaSonera AB	79,903
4,886		Volvo AB (B Shares)	50,537
		TOTAL SWEDEN	739,986

SWITZERLAND - 8.7%
351		Actelion Ltd	48,724
614		Aryzta AG.	27,648
1,410		Coca-Cola HBC AG.	33,595
266		Geberit AG.	85,843
56		Givaudan S.A.	100,139
1,813		Holcim Ltd	102,099
332		Kuehne & Nagel International AG.	46,001
7		Lindt & Spruengli AG.	42,722
297		Lonza Group AG.	43,593
4,342		Novartis AG.	393,336
1,339		Roche Holding AG.	363,537
39		SGS S.A.	74,260
169		Sulzer AG.	17,077
1,398		Swiss Re Ltd	129,777
159		Swisscom AG.	81,919
677		Wolseley plc	39,747
480		Zurich Financial Services AG.	126,672
		TOTAL SWITZERLAND	1,756,689

UNITED KINGDOM - 18.6%
6,844		3i Group plc	52,720
122

TIAA-CREF FUNDS - Social Choice International Equity Fund

SHARES		COMPANY	VALUE

6,559		Aberdeen Asset Management plc	$34,973
1,802		Aggreko plc	25,400
2,528		AMEC plc	27,662
1,650		Associated British Foods plc	87,674
10,773		Aviva plc	80,513
4,077		Barratt Developments plc	38,407
7,589		BG Group plc	119,895
2,939		British Land Co plc	39,367
23,194		BT Group plc	165,640
1,340		Burberry Group plc	27,371
1,823		Capita Group plc	35,760
6,671		CNH Industrial NV	45,158
261		easyJet plc	7,031
11,564		GKN plc	51,097
10,798		GlaxoSmithKline plc	232,867
528		Hammerson plc	5,173
39,547		HSBC Holdings plc	308,979
1,433		InterContinental Hotels Group plc	57,262
620		Intertek Group plc	25,040
5,747		ITV plc	22,311
1,805		J Sainsbury plc	7,396
1,205		Johnson Matthey plc	47,928
9,245		Kingfisher plc	50,254
2,812		Land Securities Group plc	57,932
10,737		Legal & General Group plc	43,238
6,487	e	Liberty International plc	34,532
2,198		London Stock Exchange Group plc	86,057
5,774		Marks & Spencer Group plc	45,593
5,618		Meggitt plc	30,605
11,428		National Grid plc	162,791
108		Next plc	13,301
20,635		Old Mutual plc	67,444
4,992		Pearson plc	66,273
993		Petrofac Ltd	12,884
7,103		Prudential plc	165,901
1,323		Reckitt Benckiser Group plc	129,112
674	*	Reed Elsevier NV	11,496
3,906		Reed Elsevier plc	69,844
1,039		RSA Insurance Group plc	6,724
875		Schroders plc	40,148
4,641		Scottish & Southern Energy plc	107,971
1,492		Smiths Group plc	22,073
560	*	Sports Direct International plc	6,008
7,728		Standard Chartered plc	85,786
1,634		Standard Life plc	10,564
3,280		Tate & Lyle plc	30,107
7,089		Taylor Wimpey plc	21,596
24,336		Tesco plc	68,635
117		Travis Perkins plc	3,448
6,410	*	Tullow Oil plc	20,021
3,073		Unilever NV	139,608
2,792		Unilever plc	124,324
123

TIAA-CREF FUNDS - Social Choice International Equity Fund

SHARES		COMPANY	VALUE

2,941		United Utilities Group plc	$44,754
6,013		Vodafone Group plc (ADR)	198,248
1,026		Whitbread plc	78,349
3,638		William Hill plc	17,751
5,341		WPP plc	119,728
		TOTAL UNITED KINGDOM	3,738,724

UNITED STATES - 0.2%
1,551	*	Qiagen NV	37,602
		TOTAL UNITED STATES	37,602

		TOTAL COMMON STOCKS	19,454,844
		(Cost $20,452,755)

		TOTAL INVESTMENTS - 98.3%	19,454,844
		(Cost $20,452,755)
		OTHER ASSETS & LIABILITIES, NET - 1.7%	339,194
		NET ASSETS - 100.0%	$19,794,038

Abbreviation(s):
ADR American Depositary Receipt

*	Non-income producing
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $1,561,694.
m	Indicates a security that has been deemed illiquid.

124

TIAA-CREF FUNDS - Social Choice International Equity Fund

TIAA-CREF FUNDS

SOCIAL CHOICE INTERNATIONAL EQUITY FUND

SUMMARY OF MARKET VALUES BY SECTOR

October 31, 2015

		% OF
SECTOR	VALUE	NET ASSETS
FINANCIALS	$5,226,661	26.4%
CONSUMER DISCRETIONARY	2,766,068	14.0
INDUSTRIALS	2,613,756	13.2
HEALTH CARE	2,197,496	11.1
CONSUMER STAPLES	1,783,623	9.0
MATERIALS	1,454,745	7.4
TELECOMMUNICATION SERVICES	1,000,366	5.1
INFORMATION TECHNOLOGY	915,869	4.6
UTILITIES	820,347	4.1
ENERGY	675,913	3.4
OTHER ASSETS & LIABILITIES, NET	339,194	1.7

NET ASSETS	$19,794,038	100.0%
125

TIAA-CREF FUNDS - Equity Index Fund

TIAA-CREF FUNDS

EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS

October 31, 2015

SHARES		COMPANY	VALUE

COMMON STOCKS - 99.8%

AUTOMOBILES & COMPONENTS - 1.1%
30,103	*	American Axle & Manufacturing Holdings, Inc	$667,082
95,463		BorgWarner, Inc	4,087,726
25,308		Cooper Tire & Rubber Co	1,057,621
5,446	*	Cooper-Standard Holding, Inc	354,208
68,250		Dana Holding Corp	1,146,600
125,521		Delphi Automotive plc	10,442,092
11,325	*,e	Dorman Products, Inc	528,651
18,890		Drew Industries, Inc	1,130,189
12,398	*	Federal Mogul Corp (Class A)	96,084
1,676,719		Ford Motor Co	24,832,208
5,704	*	Fox Factory Holding Corp	101,246
704,907		General Motors Co	24,608,303
128,443		Gentex Corp	2,105,181
14,868	*	Gentherm, Inc	730,911
120,059		Goodyear Tire & Rubber Co	3,942,738
88,859		Harley-Davidson, Inc	4,394,078
7,334	*	Horizon Global Corp	64,466
281,655		Johnson Controls, Inc	12,725,173
35,272		Lear Corp	4,411,116
14,312		Metaldyne Performance Group, Inc	312,288
21,146	*	Modine Manufacturing Co	176,992
7,659	*	Motorcar Parts of America, Inc	257,802
13,010		Remy International, Inc	383,665
16,249		Standard Motor Products, Inc	719,018
12,077	*	Stoneridge, Inc	153,257
1,415		Strattec Security Corp	84,645
9,325		Superior Industries International, Inc	183,516
24,474	*	Tenneco, Inc	1,384,984
43,620	*,e	Tesla Motors, Inc	9,026,287
18,249		Thor Industries, Inc	986,906
8,345	*	Tower International, Inc	229,237
19,258	*	Visteon Corp	2,100,470
11,180	e	Winnebago Industries, Inc	234,668
		TOTAL AUTOMOBILES & COMPONENTS	113,659,408

BANKS - 6.1%
6,433		1st Source Corp	204,312
2,590	e	Access National Corp	53,587
3,144		American National Bankshares, Inc	79,229
13,132		Ameris Bancorp	413,658
3,475	e	Ames National Corp	86,875
1,521	*	Anchor BanCorp Wisconsin, Inc	62,391
12,788		Apollo Residential Mortgage	164,582
4,559		Arrow Financial Corp	125,828

126

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

63,588		Associated Banc-Corp	$1,229,792
43,500		Astoria Financial Corp	694,260
16,132		Banc of California, Inc	210,361
2,807		Bancfirst Corp	172,995
11,733		Banco Latinoamericano de Exportaciones S.A. (Class E)	317,143
38,151		Bancorpsouth, Inc	951,104
19,189		Bank Mutual Corp	138,928
4,600,899		Bank of America Corp	77,203,085
30,474		Bank of Hawaii Corp	1,995,437
2,316	e	Bank of Marin Bancorp	123,165
35,178		Bank of the Ozarks, Inc	1,759,604
7,344		BankFinancial Corp	90,552
41,337		BankUnited	1,536,910
8,508		Banner Corp	417,488
1,817		Bar Harbor Bankshares	64,231
344,126		BB&T Corp	12,784,281
31,951		BBCN Bancorp, Inc	536,457
2,587	*,e	BBX Capital Corp	47,471
6,029	*,e	Bear State Financial, Inc	66,018
30,462	*	Beneficial Bancorp, Inc	422,508
11,569		Berkshire Hills Bancorp, Inc	330,873
11,500		Blue Hills Bancorp, Inc	163,185
9,503		BNC Bancorp	213,342
6,438	*,e	BofI Holding, Inc	515,104
11,776	e	BOK Financial Corp	791,112
33,474		Boston Private Financial Holdings, Inc	383,612
4,660		Bridge Bancorp, Inc	133,789
27,051		Brookline Bancorp, Inc	307,029
5,973		Bryn Mawr Bank Corp	173,993
3,755	*	BSB Bancorp, Inc	82,572
2,211	*	C1 Financial, Inc	45,746
2,827		Camden National Corp	110,507
9,174	*	Capital Bank Financial Corp	296,320
4,271		Capital City Bank Group, Inc	65,944
98,653		Capitol Federal Financial	1,280,516
12,761		Cardinal Financial Corp	290,058
11,872	*	Cascade Bancorp	66,602
32,310		Cathay General Bancorp	1,011,303
18,776		Centerstate Banks of Florida, Inc	273,754
8,706		Central Pacific Financial Corp	194,666
1,649		Century Bancorp, Inc	73,298
8,748		Charter Financial Corp	114,599
12,790		Chemical Financial Corp	433,965
75,498		CIT Group, Inc	3,246,414
1,331,099		Citigroup, Inc	70,774,534
5,032		Citizens & Northern Corp	99,684
129,886		Citizens Financial Group, Inc	3,156,230
6,773		City Holding Co	323,953
29,770		City National Corp	2,667,392
10,322		Clifton Bancorp, Inc	150,495
5,791		CNB Financial Corp	107,597
14,484		CoBiz, Inc	180,471

127

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

22,467		Columbia Banking System, Inc	$748,600
78,961		Comerica, Inc	3,426,907
38,739		Commerce Bancshares, Inc	1,764,561
22,271	e	Community Bank System, Inc	907,766
6,977		Community Trust Bancorp, Inc	240,497
4,655	*	CommunityOne Bancorp	60,236
11,785		ConnectOne Bancorp, Inc	210,362
6,901	*	CU Bancorp	166,452
25,304		Cullen/Frost Bankers, Inc	1,731,806
11,525	*	Customers Bancorp, Inc	316,937
48,312		CVB Financial Corp	843,044
9,848		Dime Community Bancshares	170,863
16,871	*	Eagle Bancorp, Inc	803,060
60,089		East West Bancorp, Inc	2,426,995
3,026		Enterprise Bancorp, Inc	70,264
7,766		Enterprise Financial Services Corp	220,244
23,147	*	Essent Group Ltd	557,843
38,938		EverBank Financial Corp	672,070
2,904	*	Farmers Capital Bank Corp	78,756
11,366	*	FCB Financial Holdings, Inc	404,175
4,261		Federal Agricultural Mortgage Corp (Class C)	125,103
6,593		Fidelity Southern Corp	138,123
350,662		Fifth Third Bancorp	6,680,111
5,686		Financial Institutions, Inc	148,518
7,695		First Bancorp (NC)	142,588
56,710	*	First Bancorp (Puerto Rico)	214,931
3,643		First Bancorp, Inc	76,977
9,429		First Busey Corp	196,783
3,244		First Business Financial Services, Inc	79,965
4,018		First Citizens Bancshares, Inc (Class A)	1,029,171
37,222		First Commonwealth Financial Corp	342,070
6,839		First Community Bancshares, Inc	131,514
6,547		First Connecticut Bancorp	113,787
3,699		First Defiance Financial Corp	141,672
23,087		First Financial Bancorp	445,117
39,028	e	First Financial Bankshares, Inc	1,298,071
4,551		First Financial Corp	155,963
95,427		First Horizon National Corp	1,353,155
6,709		First Interstate Bancsystem, Inc	190,267
15,315		First Merchants Corp	401,712
31,576		First Midwest Bancorp, Inc	562,684
9,317	*	First NBC Bank Holding Co	346,499
157,542		First Niagara Financial Group, Inc	1,630,560
4,731		First of Long Island Corp	131,380
68,933		First Republic Bank	4,502,014
66,882		FirstMerit Corp	1,256,713
8,294	*	Flagstar Bancorp, Inc	184,459
11,966		Flushing Financial Corp	251,765
70,680		FNB Corp	952,060
4,715		Fox Chase Bancorp, Inc	82,560
2,070	*,e	Franklin Financial Network, Inc	55,497
75,235		Fulton Financial Corp	1,009,654

128

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

5,141		German American Bancorp, Inc	$161,068
29,731		Glacier Bancorp, Inc	813,440
4,253		Great Southern Bancorp, Inc	205,547
16,137		Great Western Bancorp, Inc	456,032
4,011	*	Green Bancorp, Inc	49,135
5,658		Guaranty Bancorp	93,244
15,264	*,e	Hampton Roads Bankshares, Inc	28,238
32,474		Hancock Holding Co	896,282
12,696		Hanmi Financial Corp	323,748
7,136		Heartland Financial USA, Inc	262,890
8,704		Heritage Commerce Corp	92,088
11,879		Heritage Financial Corp	218,811
9,193		Heritage Oaks Bancorp	80,990
31,405	*	Hilltop Holdings, Inc	658,563
221	e	Hingham Institution for Savings	28,158
22,719		Home Bancshares, Inc	975,099
8,704	*	HomeStreet, Inc	182,175
8,420	*	HomeTrust Bancshares, Inc	159,475
3,681		Horizon Bancorp	96,074
226,820		Hudson City Bancorp, Inc	2,295,418
337,292		Huntington Bancshares, Inc	3,700,093
14,980		IBERIABANK Corp	908,237
3,645	*	Impac Mortgage Holdings, Inc	81,466
10,260		Independent Bank Corp (MA)	479,552
9,223		Independent Bank Corp (MI)	133,549
4,046		Independent Bank Group, Inc	157,592
21,517		International Bancshares Corp	579,883
190,587		Investors Bancorp, Inc	2,384,243
1,641,489		JPMorgan Chase & Co	105,465,668
34,024		Kearny Financial Corp	406,587
396,977		Keycorp	4,930,454
14,928		Lakeland Bancorp, Inc	173,613
6,729		Lakeland Financial Corp	302,334
18,393		LegacyTexas Financial Group, Inc	527,879
2,719		LendingTree, Inc	329,978
57,541	e	M&T Bank Corp	6,896,289
8,727		MainSource Financial Group, Inc	188,852
30,171		MB Financial, Inc	972,713
6,978		Mercantile Bank Corp	153,935
1,972		Merchants Bancshares, Inc	62,157
19,340		Meridian Bancorp, Inc	271,534
2,375		Meta Financial Group, Inc	102,315
228,239	*	MGIC Investment Corp	2,145,447
2,881		MidWestOne Financial Group, Inc	88,274
16,489		National Bank Holdings Corp	363,747
2,810	e	National Bankshares, Inc	91,746
2,432	*,e	National Commerce Corp	61,068
52,389		National Penn Bancshares, Inc	630,764
16,262	*,e	Nationstar Mortgage Holdings, Inc	215,797
17,248		NBT Bancorp, Inc	484,841
232,847	e	New York Community Bancorp, Inc	3,846,632
14,807		NewBridge Bancorp	167,467

129

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

20,415	*	NMI Holdings, Inc	$153,521
23,793		Northfield Bancorp, Inc	364,509
37,412		Northwest Bancshares, Inc	503,566
5,353		OceanFirst Financial Corp	98,816
44,943	*,e	Ocwen Financial Corp	314,152
17,355		OFG Bancorp	159,840
46,194		Old National Bancorp	646,716
11,628	*	Old Second Bancorp, Inc	77,908
4,709		Opus Bank	175,410
18,115		Oritani Financial Corp	288,391
6,850		Pacific Continental Corp	98,229
7,914	*	Pacific Premier Bancorp, Inc	168,964
46,150		PacWest Bancorp	2,078,596
9,873	e	Park National Corp	895,679
18,284		Park Sterling Bank	132,559
4,691		Peapack Gladstone Financial Corp	106,063
1,915	e	Penns Woods Bancorp, Inc	85,313
5,701		Pennsylvania Commerce Bancorp, Inc	176,617
5,122	*	PennyMac Financial Services, Inc	84,718
6,191		Peoples Bancorp, Inc	118,620
3,001		Peoples Financial Services Corp	122,201
137,110		People’s United Financial, Inc	2,186,904
14,610		Pinnacle Financial Partners, Inc	768,778
235,856		PNC Financial Services Group, Inc	21,288,363
46,565		Popular, Inc	1,376,927
4,781		Preferred Bank	158,299
32,113		PrivateBancorp, Inc	1,343,287
32,606		Prosperity Bancshares, Inc	1,675,296
22,929		Provident Financial Services, Inc	465,917
4,442		QCR Holdings, Inc	101,189
94,002		Radian Group, Inc	1,360,209
576,763		Regions Financial Corp	5,392,734
15,229		Renasant Corp	527,380
4,212		Republic Bancorp, Inc (Class A)	107,111
13,385		S&T Bancorp, Inc	426,714
9,942		Sandy Spring Bancorp, Inc	273,405
8,635	*	Seacoast Banking Corp of Florida	133,670
8,590		ServisFirst Bancshares, Inc	364,044
5,108		Sierra Bancorp	82,801
22,991	*	Signature Bank	3,423,820
11,716		Simmons First National Corp (Class A)	603,843
11,640		South State Corp	902,100
9,603	e	Southside Bancshares, Inc	258,321
7,722		Southwest Bancorp, Inc	130,579
13,918		State Bank & Trust Co	297,845
52,783		Sterling Bancorp/DE	812,330
5,933		Stock Yards Bancorp, Inc	223,555
3,414		Stonegate Bank	106,551
5,417	*,e	Stonegate Mortgage Corp	31,039
4,609		Suffolk Bancorp	137,763
3,512	*	Sun Bancorp, Inc	70,275
220,243		SunTrust Banks, Inc	9,144,489

130

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

21,184	*	SVB Financial Group	$2,585,931
77,131		Synovus Financial Corp	2,439,654
22,554		Talmer Bancorp Inc	379,358
67,434		TCF Financial Corp	1,037,809
3,666		Territorial Bancorp, Inc	102,208
21,057	*	Texas Capital Bancshares, Inc	1,162,346
35,369		TFS Financial Corp	621,080
12,064	*	The Bancorp, Inc	86,861
5,756		Tompkins Trustco, Inc	312,436
17,601	e	TowneBank	377,717
9,011		Trico Bancshares	237,530
8,498	*	Tristate Capital Holdings, Inc	106,140
5,557	*	Triumph Bancorp, Inc	92,746
37,033		Trustco Bank Corp NY	230,716
36,220		Trustmark Corp	870,367
15,425		UMB Financial Corp	757,059
91,215		Umpqua Holdings Corp	1,523,290
18,425	e	Union Bankshares Corp	461,546
27,752	e	United Bankshares, Inc	1,097,592
21,426		United Community Banks, Inc	431,948
19,365		United Community Financial Corp	106,120
19,970		United Financial Bancorp, Inc (New)	259,211
6,493		Univest Corp of Pennsylvania	127,847
747,334		US Bancorp	31,522,548
111,029		Valley National Bancorp	1,165,804
11,109	*	Walker & Dunlop, Inc	322,272
16,330	e	Walter Investment Management Corp	195,307
40,232		Washington Federal, Inc	1,003,386
5,936		Washington Trust Bancorp, Inc	230,317
13,586		Waterstone Financial, Inc	180,966
36,708		Webster Financial Corp	1,361,867
2,059,796		Wells Fargo & Co	111,517,355
14,724		WesBanco, Inc	480,739
6,091		West Bancorporation, Inc	120,358
14,291	e	Westamerica Bancorporation	631,805
37,146	*	Western Alliance Bancorp	1,327,969
28,639		Wilshire Bancorp, Inc	306,151
18,363		Wintrust Financial Corp	927,148
12,825		WSFS Financial Corp	407,450
10,503		Yadkin Financial Corp	247,346
90,422		Zions Bancorporation	2,601,441
		TOTAL BANKS	606,568,640

CAPITAL GOODS - 7.4%
278,232		3M Co	43,740,853
30,970		A.O. Smith Corp	2,379,115
20,336		Aaon, Inc	416,278
14,774		AAR Corp	335,222
18,679	*	Accuride Corp	52,675
27,308		Actuant Corp (Class A)	622,622
18,043		Acuity Brands, Inc	3,944,200
13,688	e	Advanced Drainage Systems, Inc	430,077

131

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

64,827	*	Aecom Technology Corp	$1,910,452
15,083	*	Aegion Corp	290,951
25,799	*,e	Aerojet Rocketdyne Holdings, Inc	437,035
7,674	*	Aerovironment, Inc	177,039
32,826	e	AGCO Corp	1,588,450
42,783		Air Lease Corp	1,442,215
25,938		Aircastle Ltd	587,755
3,979		Alamo Group, Inc	186,695
12,060		Albany International Corp (Class A)	453,094
39,605		Allegion plc	2,581,058
2,945		Allied Motion Technologies, Inc	56,809
72,467		Allison Transmission Holdings, Inc	2,079,803
10,776		Altra Holdings, Inc	285,133
8,663	*	Ameresco, Inc	56,136
3,814	e	American Railcar Industries, Inc	220,144
3,837		American Science & Engineering, Inc	143,811
5,242	*	American Woodmark Corp	381,093
100,546		Ametek, Inc	5,511,932
13,179		Apogee Enterprises, Inc	652,756
16,844		Applied Industrial Technologies, Inc	695,826
5,194		Argan, Inc	191,918
17,644		Armstrong World Industries, Inc	875,495
43,101	*	ArvinMeritor, Inc	468,508
12,938		Astec Industries, Inc	420,485
7,868		Astronics Corp	297,489
0		Astronics Corp (Class B)	7
10,524		AZZ, Inc	582,293
21,982	*	Babcock & Wilcox Enterprises, Inc	373,254
21,518		Barnes Group, Inc	808,862
59,641	*	BE Aerospace, Inc	2,800,145
20,005	*	Beacon Roofing Supply, Inc	707,977
19,690	*	Blount International, Inc	119,518
1,363	*,e	Blue Bird Corp	14,748
302,038		Boeing Co	44,722,767
17,803		Briggs & Stratton Corp	316,359
28,659	*	Builders FirstSource, Inc	338,749
43,964		BWX Technologies, Inc	1,244,181
6,887	*	CAI International, Inc	80,027
26,982		Carlisle Cos, Inc	2,347,434
255,833		Caterpillar, Inc	18,673,251
12,653	*	Chart Industries, Inc	217,505
41,842	e	Chicago Bridge & Iron Co NV	1,877,451
6,858		CIRCOR International, Inc	314,919
21,011		Clarcor, Inc	1,047,608
60,027	*,e	Colfax Corp	1,618,328
7,576		Columbus McKinnon Corp	141,595
19,570		Comfort Systems USA, Inc	624,870
11,607	*	Commercial Vehicle Group, Inc	48,285
14,844	*	Continental Building Products Inc	260,809
19,013		Crane Co	1,000,844
8,646		Cubic Corp	387,773
76,891		Cummins, Inc	7,958,987

132

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

20,863		Curtiss-Wright Corp	$1,451,230
258,509		Danaher Corp	24,121,475
145,761	e	Deere & Co	11,369,358
29,960	*	DigitalGlobe, Inc	447,303
60,343		Donaldson Co, Inc	1,822,359
11,557		Douglas Dynamics, Inc	253,561
66,378		Dover Corp	4,276,735
4,457	*	Ducommun, Inc	96,450
5,115	*	DXP Enterprises, Inc	154,780
14,300	*,e	Dycom Industries, Inc	1,088,087
204,389		Eaton Corp	11,427,389
26,817		EMCOR Group, Inc	1,294,725
284,071		Emerson Electric Co	13,416,673
8,584		Encore Wire Corp	367,138
18,470		EnerSys	1,126,485
6,890		Engility Holdings, Inc	221,789
11,729	*,e	Enphase Energy, Inc	42,224
12,925		EnPro Industries, Inc	634,747
10,586		ESCO Technologies, Inc	392,635
13,491	*	Esterline Technologies Corp	1,039,482
126,397	e	Fastenal Co	4,949,707
24,042		Federal Signal Corp	362,073
55,718		Flowserve Corp	2,583,087
62,776		Fluor Corp	3,001,321
68,654		Fortune Brands Home & Security, Inc	3,592,664
19,534		Franklin Electric Co, Inc	643,841
7,735		Freightcar America, Inc	140,622
105,235	*,e	FuelCell Energy, Inc	93,080
22,599	*	Furmanite Corp	157,063
33,219		GATX Corp	1,551,327
28,834	e	Generac Holdings, Inc	910,001
21,698		General Cable Corp	333,932
123,603		General Dynamics Corp	18,364,934
4,418,063		General Electric Co	127,770,382
13,826	*	Gibraltar Industries, Inc	350,074
8,684		Global Brass & Copper Holdings, Inc	195,303
9,996		Gorman-Rupp Co	285,786
24,145		Graco, Inc	1,772,243
4,428		Graham Corp	75,143
15,779		Granite Construction, Inc	518,182
30,484	*	Great Lakes Dredge & Dock Corp	121,936
11,454		Greenbrier Cos, Inc	435,710
17,223		Griffon Corp	295,891
13,024		H&E Equipment Services, Inc	251,493
32,060		Harsco Corp	344,004
8,746	e	HC2 Holdings, Inc	66,120
73,363	*	HD Supply Holdings, Inc	2,185,484
8,701		HEICO Corp	438,878
16,227		HEICO Corp (Class A)	708,795
41,494		Hexcel Corp	1,922,002
25,622		Hillenbrand, Inc	760,205
337,379		Honeywell International, Inc	34,844,503

133

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

31,187		Hubbell, Inc (Class B)	$3,020,461
23,381		Huntington Ingalls	2,804,317
2,730		Hurco Cos, Inc	73,355
4,045		Hyster-Yale Materials Handling, Inc	236,713
32,033		IDEX Corp	2,458,853
127,820		Illinois Tool Works, Inc	11,751,771
110,700		Ingersoll-Rand plc	6,560,082
7,341		Insteel Industries, Inc	157,024
38,702		ITT Corp	1,531,825
52,136	*	Jacobs Engineering Group, Inc	2,092,739
11,834		John Bean Technologies Corp	530,873
56,510	e	Joy Global, Inc	970,842
4,553		Kadant, Inc	187,219
10,788		Kaman Corp	419,545
60,138		KBR, Inc	1,108,945
32,042		Kennametal, Inc	901,021
14,738	*,e	KEYW Holding Corp	105,082
21,521	*	KLX, Inc	841,686
18,068	*	Kratos Defense & Security Solutions, Inc	90,159
35,037		L-3 Communications Holdings, Inc	4,428,677
1,979	*,e	Lawson Products, Inc	51,474
4,086		LB Foster Co (Class A)	60,187
21,938		Lennox International, Inc	2,913,586
32,107		Lincoln Electric Holdings, Inc	1,920,320
5,108	e	Lindsay Manufacturing Co	346,220
120,002		Lockheed Martin Corp	26,380,040
8,117		LSI Industries, Inc	87,177
7,012	*	Lydall, Inc	240,021
56,268	e	Manitowoc Co, Inc	860,900
150,811		Masco Corp	4,373,519
20,217		Masonite International Corp	1,210,392
27,378	*	Mastec, Inc	459,129
28,910		Middleby Corp	3,380,735
5,071		Miller Industries, Inc	115,010
17,326	*	Moog, Inc (Class A)	1,070,054
44,127	*,e	MRC Global, Inc	525,111
19,468	e	MSC Industrial Direct Co (Class A)	1,222,006
23,127		Mueller Industries, Inc	728,963
108,827		Mueller Water Products, Inc (Class A)	957,678
8,496	*	MYR Group, Inc	191,160
1,821	e	National Presto Industries, Inc	160,339
21,878	e	Navistar International Corp	269,099
14,901	*	NCI Building Systems, Inc	155,864
4,363	*	Neff Corp	25,567
11,715		NN, Inc	161,667
35,164		Nordson Corp	2,505,083
3,848	*	Nortek, Inc	236,075
86,119		Northrop Grumman Corp	16,168,842
7,504	*	Northwest Pipe Co	99,128
44,610	*,e	NOW, Inc	736,511
4,023	*	NV5 Holdings, Inc	93,655
1,327		Omega Flex, Inc	54,858

134

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

25,889		Orbital ATK, Inc	$2,216,616
16,581	*	Orion Marine Group, Inc	64,832
34,026	e	Oshkosh Truck Corp	1,398,128
50,498		Owens Corning, Inc	2,299,174
148,246		Paccar, Inc	7,805,152
59,325		Parker Hannifin Corp	6,211,328
8,440	*	Patrick Industries, Inc	342,495
77,513		Pentair plc	4,334,527
21,246		Perini Corp	356,508
20,247	*	Pgt, Inc	244,179
79,073	*,e	Plug Power, Inc	190,566
10,543	*	Ply Gem Holdings, Inc	124,618
4,787		Powell Industries, Inc	159,503
2,412	*,e	Power Solutions International, Inc	43,512
11,395	*	PowerSecure International, Inc	141,982
63,755		Precision Castparts Corp	14,715,292
1,112		Preformed Line Products Co	47,260
15,775	e	Primoris Services Corp	314,238
21,667	*,e	Proto Labs, Inc	1,404,888
13,625		Quanex Building Products Corp	257,104
85,925	*	Quanta Services, Inc	1,727,952
15,258	e	Raven Industries, Inc	277,848
140,446		Raytheon Co	16,488,360
15,736	*	RBC Bearings, Inc	1,076,185
18,020		Regal-Beloit Corp	1,149,496
41,807	*	Rexnord Corp	772,593
56,282		Rockwell Automation, Inc	6,143,743
56,276		Rockwell Collins, Inc	4,880,255
41,981		Roper Industries, Inc	7,823,159
15,653	*	Rush Enterprises, Inc (Class A)	381,620
16,416		Simpson Manufacturing Co, Inc	623,480
23,767		Snap-On, Inc	3,942,708
25,026	*,e	SolarCity Corp	742,021
5,336		Sparton Corp	125,556
60,440	*	Spirit Aerosystems Holdings, Inc (Class A)	3,187,606
17,452		SPX Corp	213,787
17,452	*	SPX FLOW, Inc	591,623
7,474		Standex International Corp	670,567
66,106		Stanley Works	7,005,914
6,205	*	Stock Building Supply Holdings, Inc	107,222
10,632		Sun Hydraulics Corp	311,411
15,546		TAL International Group, Inc	263,660
41,165	*,e	Taser International, Inc	963,673
15,081	*	Teledyne Technologies, Inc	1,345,678
8,345		Tennant Co	483,342
64,459		Terex Corp	1,293,048
8,797	e	Textainer Group Holdings Ltd	172,069
115,335		Textron, Inc	4,863,677
5,099	*,e	The ExOne Company	54,559
29,628	*	Thermon Group Holdings	595,819
32,498		Timken Co	1,026,937
18,588	e	Titan International, Inc	131,975

135

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

6,762	*,e	Titan Machinery, Inc	$82,699
23,635		Toro Co	1,779,006
26,341	*	TransDigm Group, Inc	5,791,069
14,357	*	Trex Co, Inc	560,928
18,336	*	Trimas Corp	366,903
66,196		Trinity Industries, Inc	1,791,926
21,201		Triumph Group, Inc	987,543
3,684		Twin Disc, Inc	43,398
42,341	*	United Rentals, Inc	3,169,647
384,057		United Technologies Corp	37,795,049
17,627	*	Univar, Inc	311,293
8,250		Universal Forest Products, Inc	599,198
37,812	*,e	USG Corp	891,229
10,648		Valmont Industries, Inc	1,154,669
4,334	*	Vectrus, Inc	107,787
3,422	*	Veritiv Corp	143,724
6,360		Vicor Corp	61,438
32,834	e	W.W. Grainger, Inc	6,895,140
30,017	*	Wabash National Corp	359,304
22,514	*	WABCO Holdings, Inc	2,526,746
10,538		Watsco, Inc	1,296,490
11,307		Watts Water Technologies, Inc (Class A)	615,553
22,429	*,e	WESCO International, Inc	1,097,451
40,140		Westinghouse Air Brake Technologies Corp	3,326,402
26,864		Woodward Governor Co	1,222,312
4,989	*	Xerium Technologies, Inc	67,352
79,368		Xylem, Inc	2,889,789
		TOTAL CAPITAL GOODS	743,687,130

COMMERCIAL & PROFESSIONAL SERVICES - 1.1%
22,665		ABM Industries, Inc	643,686
21,168	e	Acacia Research (Acacia Technologies)	140,979
45,827	*	ACCO Brands Corp	369,824
8,969		Administaff, Inc	416,700
73,956	e	ADT Corp	2,443,506
25,980	*	Advisory Board Co	1,138,703
8,688		American Ecology Corp	340,656
17,200	*	ARC Document Solutions, Inc	106,984
2,966		Barrett Business Services, Inc	145,275
19,508		Brady Corp (Class A)	443,807
20,984		Brink’s Co	650,084
15,707	*	Casella Waste Systems, Inc (Class A)	95,342
18,954	*	CBIZ, Inc	203,756
5,378		CDI Corp	43,024
15,528		CEB, Inc	1,160,873
9,740		Ceco Environmental Corp	86,881
43,711		Cintas Corp	4,069,057
24,625	*	Clean Harbors, Inc	1,144,816
52,474	*	Copart, Inc	1,900,084
47,660		Covanta Holding Corp	798,782
4,164	*	CRA International, Inc	97,438
20,444		Deluxe Corp	1,217,440

136

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

15,852		Dun & Bradstreet Corp	$1,805,067
10,065		Ennis, Inc	201,602
50,075		Equifax, Inc	5,336,493
15,568		Essendant, Inc	538,186
10,306		Exponent, Inc	529,831
4,553	*	Franklin Covey Co	77,993
17,184	*	FTI Consulting, Inc	584,428
8,121		G & K Services, Inc (Class A)	534,524
5,783	*	GP Strategies Corp	145,095
28,972		Healthcare Services Group	1,079,497
7,483		Heidrick & Struggles International, Inc	198,748
5,084	*	Heritage-Crystal Clean, Inc	60,601
25,719		Herman Miller, Inc	816,064
15,433	*	Hill International, Inc	52,164
33,196		HNI Corp	1,425,436
9,511	*	Huron Consulting Group, Inc	459,381
7,835	*	ICF International, Inc	240,299
71,647	*	ICO Global Communications Holdings Ltd	48,004
28,986	*	IHS, Inc (Class A)	3,464,986
15,602	*	Innerworkings, Inc	116,703
29,217		Interface, Inc	571,192
59,039		KAR Auction Services, Inc	2,267,098
11,838		Kelly Services, Inc (Class A)	187,040
10,767		Kforce, Inc	302,660
13,713		Kimball International, Inc (Class B)	149,746
19,323		Knoll, Inc	449,067
22,769		Korn/Ferry International	828,109
36,745		Manpower, Inc	3,372,456
13,491		Matthews International Corp (Class A)	778,835
10,372		McGrath RentCorp	311,679
6,545	*	Mistras Group, Inc	123,831
18,929		Mobile Mini, Inc	648,129
11,856		MSA Safety, Inc	515,499
5,330		Multi-Color Corp	414,887
19,412	*	Navigant Consulting, Inc	333,886
177,646		Nielsen NV	8,439,961
3,010	*	NL Industries, Inc	10,505
22,397	*	On Assignment, Inc	1,010,329
87,078		Pitney Bowes, Inc	1,798,161
12,046		Quad	155,393
86,215	e	R.R. Donnelley & Sons Co	1,454,447
104,204		Republic Services, Inc	4,557,883
15,702		Resources Connection, Inc	281,851
58,314		Robert Half International, Inc	3,070,815
63,518		Rollins, Inc	1,703,553
22,513	*	RPX Corp	320,585
6,998	*	SP Plus Corp	178,449
32,910		Steelcase, Inc (Class A)	638,783
38,765	*	Stericycle, Inc	4,704,908
8,338		Team, Inc	291,830
25,530		Tetra Tech, Inc	686,757
28,830		Towers Watson & Co	3,562,235

137

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

6,571	*	TRC Cos, Inc	$67,878
25,118	*	TriNet Group, Inc	476,740
17,447	*	TrueBlue, Inc	505,440
179,545		Tyco International plc	6,542,620
13,507		Unifirst Corp	1,419,180
72,634	*	Verisk Analytics, Inc	5,201,321
8,044		Viad Corp	242,205
3,484	*	Volt Information Sciences, Inc	30,032
1,597		VSE Corp	91,764
15,815	*	WageWorks, Inc	759,436
49,937		Waste Connections, Inc	2,720,568
205,025		Waste Management, Inc	11,022,144
21,258		West Corp	506,153
		TOTAL COMMERCIAL & PROFESSIONAL SERVICES	109,078,839

CONSUMER DURABLES & APPAREL - 1.7%
5,230		Arctic Cat, Inc	107,424
6,685		Bassett Furniture Industries, Inc	213,653
13,771	*	Beazer Homes USA, Inc	196,099
10,025	*	Black Diamond, Inc	55,538
38,562		Brunswick Corp	2,075,021
32,857	*	CalAtlantic Group, Inc	1,251,523
82,727		Callaway Golf Co	823,134
22,250		Carter’s, Inc	2,022,080
3,668	*	Cavco Industries, Inc	361,665
8,148	*	Century Communities, Inc	155,464
3,656	*	Cherokee, Inc	66,356
115,804		Coach, Inc	3,613,085
12,865		Columbia Sportswear Co	705,645
34,925	*	CROCS, Inc	377,190
3,648		CSS Industries, Inc	99,590
4,107		Culp, Inc	123,251
14,574	*	Deckers Outdoor Corp	811,189
141,069		DR Horton, Inc	4,153,071
3,755		Escalade, Inc	55,687
10,103		Ethan Allen Interiors, Inc	274,903
3,208		Flexsteel Industries, Inc	139,516
18,198	*,e	Fossil Group, Inc	990,153
59,320	e	Garmin Ltd	2,104,080
16,700	*	G-III Apparel Group Ltd	920,003
40,123	*,e	GoPro, Inc	1,003,075
11,271	*	Green Brick Partners, Inc	118,909
174,794		Hanesbrands, Inc	5,582,920
35,167		Harman International Industries, Inc	3,866,963
47,153		Hasbro, Inc	3,622,765
12,573	*	Helen of Troy Ltd	1,247,367
6,558	e	Hooker Furniture Corp	162,770
59,283	*,e	Hovnanian Enterprises, Inc (Class A)	122,123
20,068	*,e	Iconix Brand Group, Inc	307,442
15,344	*	Installed Building Products Inc	339,870
12,744	*,e	iRobot Corp	382,447
7,723	*,e	Jakks Pacific, Inc	61,166

138

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

85,965	*	Jarden Corp	$3,851,232
2,125		Johnson Outdoors, Inc	45,539
53,642	*	Kate Spade & Co	963,947
35,932	e	KB Home	470,709
22,054		La-Z-Boy, Inc	629,642
58,131		Leggett & Platt, Inc	2,617,639
3,888		Lennar Corp (B Shares)	161,119
73,885	e	Lennar Corp (Class A)	3,699,422
6,092	*,e	LGI Homes, Inc	170,759
10,480		Libbey, Inc	352,547
3,865		Lifetime Brands, Inc	59,405
48,334	*,e	Lululemon Athletica, Inc	2,376,583
9,944	*	M/I Homes, Inc	228,215
7,425	*	Malibu Boats Inc	105,509
4,381		Marine Products Corp	30,974
167,055	e	Mattel, Inc	4,106,212
16,143		MDC Holdings, Inc	419,557
16,210		Meritage Homes Corp	571,565
86,746	*	Michael Kors Holdings Ltd	3,351,865
26,896	*	Mohawk Industries, Inc	5,258,168
6,272		Movado Group, Inc	161,441
1,709		Nacco Industries, Inc (Class A)	76,614
13,166	*	Nautilus, Inc	224,349
4,014	*,e	New Home Co Inc	57,440
111,444		Newell Rubbermaid, Inc	4,728,569
296,996		Nike, Inc (Class B)	38,915,386
1,763	*	NVR, Inc	2,887,371
6,100		Oxford Industries, Inc	444,202
19,283	*	Performance Sports Group Ltd	221,369
5,118		Perry Ellis International, Inc	109,883
35,694		Phillips-Van Heusen Corp	3,246,369
27,891	e	Polaris Industries, Inc	3,133,275
18,132		Pool Corp	1,478,483
156,252		Pulte Homes, Inc	2,864,099
24,970		Ralph Lauren Corp	2,765,927
16,428	*,e	Sequential Brands Group, Inc	205,514
55,437	*	Skechers U.S.A., Inc (Class A)	1,729,634
10,162	*	Skullcandy, Inc	56,907
22,075	*	Smith & Wesson Holding Corp	394,260
23,398		Steven Madden Ltd	815,420
7,676	e	Sturm Ruger & Co, Inc	437,071
3,027	e	Superior Uniform Group, Inc	51,580
15,358	*	Taylor Morrison Home Corp	283,048
25,885	*	Tempur-Pedic International, Inc	2,014,888
75,808	*	Toll Brothers, Inc	2,726,814
16,121	*	TopBuild Corp	453,484
67,903	*	TRI Pointe Homes, Inc	881,381
23,112	*	Tumi Holdings, Inc	370,485
21,846	e	Tupperware Corp	1,286,074
77,511	*,e	Under Armour, Inc (Class A)	7,369,746
9,279	*	Unifi, Inc	283,845
7,354	*	Universal Electronics, Inc	349,830

139

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

11,056	*,e	Vera Bradley, Inc	$138,311
147,575		VF Corp	9,964,264
7,003	*,e	Vince Holding Corp	31,864
26,765	*	Vista Outdoor, Inc	1,196,931
6,176	*	WCI Communities, Inc	147,545
2,514		Weyco Group, Inc	71,372
34,471		Whirlpool Corp	5,520,186
9,640	*	William Lyon Homes, Inc	205,718
43,079		Wolverine World Wide, Inc	799,977
12,715	*	Zagg, Inc	107,823
		TOTAL CONSUMER DURABLES & APPAREL	167,192,494

CONSUMER SERVICES - 2.3%
10,212	*,e	2U, Inc	214,248
6,940	*	American Public Education, Inc	150,806
44,579	*	Apollo Group, Inc (Class A)	323,644
78,771		ARAMARK Holdings Corp	2,390,700
5,634	*	Ascent Media Corp (Series A)	122,709
45,558	*	Belmond Ltd.	489,293
10,126	*	BJ’s Restaurants, Inc	434,709
50,801		Bloomin’ Brands, Inc	862,093
9,783		Bob Evans Farms, Inc	423,310
2,987	*,e	Bojangles’, Inc	49,674
32,562	*	Boyd Gaming Corp	650,914
7,860	*	Bravo Brio Restaurant Group, Inc	92,276
6,509	*	Bridgepoint Education, Inc	50,445
15,224	*	Bright Horizons Family Solutions	974,641
26,863		Brinker International, Inc	1,222,535
7,819	*	Buffalo Wild Wings, Inc	1,206,237
17,857	*,e	Caesars Acquisition Co	130,713
26,717	*,e	Caesars Entertainment Corp	215,072
6,499	*,e	Cambium Learning Group, Inc	31,260
4,909		Capella Education Co	221,641
28,671	*	Career Education Corp	103,502
184,263		Carnival Corp	9,964,943
6,526		Carriage Services, Inc	140,374
14,599	*	Carrols Restaurant Group, Inc	171,684
19,861		Cheesecake Factory	957,300
32,521	*,e	Chegg, Inc	224,395
14,555	*	Chipotle Mexican Grill, Inc (Class A)	9,318,548
14,117		Choice Hotels International, Inc	738,460
6,490		Churchill Downs, Inc	952,927
6,557	*	Chuy’s Holdings, Inc	178,416
18,313		ClubCorp Holdings, Inc	374,318
2,954		Collectors Universe	51,075
8,576	e	Cracker Barrel Old Country Store, Inc	1,178,857
54,138		Darden Restaurants, Inc	3,350,601
12,479	*	Dave & Buster’s Entertainment, Inc	481,440
9,227	*	Del Frisco’s Restaurant Group, Inc	124,288
42,001	*	Denny’s Corp	460,331
26,395	e	DeVry, Inc	621,866
17,203	*,e	Diamond Resorts International, Inc	489,253

140

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

6,603		DineEquity, Inc	$551,020
23,246	e	Domino’s Pizza, Inc	2,479,651
40,819	e	Dunkin Brands Group, Inc	1,690,315
5,479	*,e	El Pollo Loco Holdings, Inc	62,899
10,436	*	Eldorado Resorts, Inc	103,316
6,588	*,e	Empire Resorts, Inc	30,568
51,887		Extended Stay America, Inc	996,230
11,085	*	Fiesta Restaurant Group, Inc	391,966
1,540		Graham Holdings Co	850,804
19,507	*	Grand Canyon Education, Inc	810,711
128,030		H&R Block, Inc	4,770,398
4,579	*,e	Habit Restaurants, Inc	109,347
213,466		Hilton Worldwide Holdings, Inc	5,334,515
78,799	*	Houghton Mifflin Harcourt Co	1,543,672
16,138	*,e	Hyatt Hotels Corp	813,355
38,929	e	International Game Technology plc	631,428
11,231		International Speedway Corp (Class A)	389,603
16,120		Interval Leisure Group, Inc	284,518
10,279	*	Intrawest Resorts Holdings Inc	92,100
9,057	*	Isle of Capri Casinos, Inc	173,260
6,337	*	J Alexander’s Holdings, Inc	61,089
15,909		Jack in the Box, Inc	1,185,698
6,376	*,e	Jamba, Inc	84,482
15,763	*	K12, Inc	153,059
3,281	*,e	Kona Grill, Inc	45,114
26,455	*	Krispy Kreme Doughnuts, Inc	362,169
37,499	*	La Quinta Holdings, Inc	568,110
171,384		Las Vegas Sands Corp	8,485,222
1,654		Liberty Tax, Inc	38,191
39,580	*,e	LifeLock, Inc	554,516
8,153		Marcus Corp	168,686
88,799		Marriott International, Inc (Class A)	6,817,987
11,656		Marriott Vacations Worldwide Corp	750,646
417,968		McDonald’s Corp	46,916,908
186,686	*	MGM Resorts International	4,329,248
4,064	*	Monarch Casino & Resort, Inc	89,164
11,090	*	Morgans Hotel Group Co	39,813
4,850	*,e	Noodles & Co	71,635
58,512	*	Norwegian Cruise Line Holdings Ltd	3,722,533
10,958	*	Panera Bread Co (Class A)	1,943,620
12,134		Papa John’s International, Inc	851,443
12,716	*,e	Papa Murphy’s Holdings, Inc	175,608
32,682	*	Penn National Gaming, Inc	583,701
26,419	*	Pinnacle Entertainment, Inc	924,929
11,300		Popeyes Louisiana Kitchen, Inc	637,772
8,815	*,e	Potbelly Corp	98,728
6,436	*	Red Robin Gourmet Burgers, Inc	481,992
17,984	*	Regis Corp	297,096
73,936		Royal Caribbean Cruises Ltd	7,271,606
25,656	*	Ruby Tuesday, Inc	134,181
14,638		Ruth’s Chris Steak House, Inc	227,035
21,569	*,e	Scientific Games Corp (Class A)	239,200

141

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

30,915	e	SeaWorld Entertainment, Inc	$616,136
84,904		Service Corp International	2,399,387
42,979	*	ServiceMaster Global Holdings, Inc	1,532,201
2,332	*,e	Shake Shack, Inc	106,269
29,843		Six Flags Entertainment Corp	1,553,030
21,460		Sonic Corp	612,468
25,664	e	Sotheby’s (Class A)	889,258
4,910		Speedway Motorsports, Inc	90,688
656,655		Starbucks Corp	41,086,904
72,671		Starwood Hotels & Resorts Worldwide, Inc	5,804,233
879		Steak N Shake Co	337,650
5,765	*	Steiner Leisure Ltd	365,270
4,510	*	Strayer Education, Inc	238,669
28,365		Texas Roadhouse, Inc (Class A)	974,338
10,044		Universal Technical Institute, Inc	42,687
15,172		Vail Resorts, Inc	1,732,187
112,021		Wendy’s	1,026,112
51,316		Wyndham Worldwide Corp	4,174,557
41,345	e	Wynn Resorts Ltd	2,892,083
187,816		Yum! Brands, Inc	13,318,033
7,959	*,e	Zoe’s Kitchen, Inc	274,028
		TOTAL CONSUMER SERVICES	230,626,543

DIVERSIFIED FINANCIALS - 3.8%
23,547	*	Affiliated Managers Group, Inc	4,244,582
201,513	*	Ally Financial, Inc	4,014,139
388,512		American Express Co	28,462,389
77,116		Ameriprise Financial, Inc	8,896,102
7,917	e	Arlington Asset Investment Corp (Class A)	109,650
15,413		Artisan Partners Asset Management, Inc	589,547
494	*	Ashford, Inc	31,740
485,604		Bank of New York Mellon Corp	20,225,407
75,043		BGC Partners, Inc (Class A)	649,122
57,502		BlackRock, Inc	20,238,979
6,593		Calamos Asset Management, Inc (Class A)	61,908
232,590		Capital One Financial Corp	18,351,351
11,259	*	Cash America International, Inc	388,773
36,357		CBOE Holdings, Inc	2,437,373
494,512		Charles Schwab Corp	15,092,506
2,707	e	CIFC Corp	18,732
148,286		CME Group, Inc	14,008,578
10,133		Cohen & Steers, Inc	309,969
46,375	*,e	Cowen Group, Inc	195,239
3,556	*,e	Credit Acceptance Corp	672,404
1,202		Diamond Hill Investment Group, Inc	240,460
188,016		Discover Financial Services	10,570,260
121,393	*	E*TRADE Financial Corp	3,460,914
49,178		Eaton Vance Corp	1,775,818
10,829	*,e	Encore Capital Group, Inc	440,740
10,301	*	Enova International, Inc	133,913
13,809		Evercore Partners, Inc (Class A)	745,686
20,397	*	Ezcorp, Inc (Class A)	135,844

142

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

42,134		Federated Investors, Inc (Class B)	$1,294,778
1,942	e	Fifth Street Asset Management, Inc	11,380
21,367	e	Financial Engines, Inc	687,163
11,533	*	First Cash Financial Services, Inc	439,984
36,692	*	FNFV Group	412,418
178,913		Franklin Resources, Inc	7,292,494
12,071		Gain Capital Holdings, Inc	89,929
2,529		GAMCO Investors, Inc (Class A)	145,873
193,426		Goldman Sachs Group, Inc	36,267,375
19,045	*	Green Dot Corp	353,094
31,492		Greenhill & Co, Inc	813,123
15,606		HFF, Inc (Class A)	538,719
23,151		Interactive Brokers Group, Inc (Class A)	952,432
47,388		IntercontinentalExchange Group, Inc	11,960,731
6,188	*	INTL FCStone, Inc	197,954
179,583		Invesco Ltd	5,956,768
14,488		Investment Technology Group, Inc	231,953
29,000	e	iShares Russell 2000 Index Fund	3,344,860
28,000	e	iShares Russell 3000 Index Fund	3,443,440
63,811		Janus Capital Group, Inc	990,985
5,810	*,e	JG Wentworth Co	29,747
21,930	*	KCG Holdings, Inc	273,906
45,221	*,e	Ladenburg Thalmann Financial Services, Inc	114,861
52,222		Lazard Ltd (Class A)	2,418,923
42,286		Legg Mason, Inc	1,892,299
28,206	*,e	LendingClub Corp	399,961
142,081		Leucadia National Corp	2,843,041
35,525	e	LPL Financial Holdings, Inc	1,513,365
24,192		MarketAxess Holdings, Inc	2,450,892
3,292		Marlin Business Services Corp	58,137
120,456		McGraw-Hill Financial, Inc	11,159,044
1,266		Medley Management, Inc	9,292
6,782		Moelis & Co	199,933
76,124		Moody’s Corp	7,320,084
680,956		Morgan Stanley	22,451,119
46,951		MSCI, Inc (Class A)	3,145,717
47,079		NASDAQ OMX Group, Inc	2,725,403
168,205		Navient Corp	2,218,624
9,011		Nelnet, Inc (Class A)	322,414
10,526	*	NewStar Financial, Inc	111,049
107,671		Northern Trust Corp	7,578,962
84,298		NorthStar Asset Management Group, Inc	1,233,280
9,152		OM Asset Management plc	138,927
4,811	*,e	On Deck Capital, Inc	45,801
3,966		Oppenheimer Holdings, Inc	72,776
22,644	*	PHH Corp	332,867
9,653	*	Pico Holdings, Inc	93,248
6,514	*	Piper Jaffray Cos	231,703
19,984	e	PRA Group, Inc	1,095,123
4,748		Pzena Investment Management, Inc (Class A)	45,248
51,798		Raymond James Financial, Inc	2,854,588
4,505	*	Regional Management Corp	73,477

143

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

6,469		Resource America, Inc (Class A)	$49,747
8,217	*	Safeguard Scientifics, Inc	145,852
64,502	*	Santander Consumer USA Holdings, Inc	1,161,681
59,238		SEI Investments Co	3,069,713
184,382	*	SLM Corp	1,301,737
12,000	e	SPDR S&P MidCap 400 ETF Trust	3,152,520
130,601		SPDR Trust Series 1	27,155,866
21,854	*	Springleaf Holdings, Inc	1,025,171
175,132		State Street Corp	12,084,108
27,768	*	Stifel Financial Corp	1,233,732
52,988	*,e	Synchrony Financial	1,629,911
121,561		T Rowe Price Group, Inc	9,192,443
114,583		TD Ameritrade Holding Corp	3,949,676
13,907	e	Tiptree Financial, Inc	94,150
7,143	e	Virtu Financial, Inc	172,861
2,871		Virtus Investment Partners, Inc	336,022
96,574		Voya Financial, Inc	3,918,007
36,654		Waddell & Reed Financial, Inc (Class A)	1,353,999
2,714		Westwood Holdings Group, Inc	157,683
49,724	e	WisdomTree Investments, Inc	956,193
3,115	*,e	World Acceptance Corp	118,775
1,229	*,e	ZAIS Group Holdings, Inc	12,769
		TOTAL DIVERSIFIED FINANCIALS	379,654,005

ENERGY - 6.5%
45,655	*	Abraxas Petroleum Corp	72,591
1,000		Adams Resources & Energy, Inc	44,460
22,186		Alon USA Energy, Inc	371,615
222,001		Anadarko Petroleum Corp	14,847,427
29,216	*,e	Antero Resources Corp	688,621
163,432		Apache Corp	7,702,550
17,609	*,e	Approach Resources, Inc	41,557
9,798		Ardmore Shipping Corp	140,601
31,018	e	Atwood Oceanics, Inc	513,348
186,692		Baker Hughes, Inc	9,834,935
19,480	*,e	Basic Energy Services, Inc	72,271
22,543	*,e	Bill Barrett Corp	109,784
34,753	*,e	Bonanza Creek Energy, Inc	197,745
15,099		Bristow Group, Inc	524,388
41,747	*,e	C&J Energy Services Ltd	208,318
187,807		Cabot Oil & Gas Corp	4,077,290
180,183		California Resources Corp	727,939
33,243	*	Callon Petroleum Co	288,549
81,190	*	Cameron International Corp	5,521,732
8,536	e	CARBO Ceramics, Inc	149,551
22,487	*	Carrizo Oil & Gas, Inc	846,186
104,915	*	Cheniere Energy, Inc	5,195,391
263,634	e	Chesapeake Energy Corp	1,879,710
823,034		Chevron Corp	74,797,330
41,125		Cimarex Energy Co	4,855,218
2,756	*,e	Clayton Williams Energy, Inc	164,175
32,484	*,e	Clean Energy Fuels Corp	183,535

144

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

37,432	*,e	Cloud Peak Energy, Inc	$111,173
154,878	*	Cobalt International Energy, Inc	1,187,914
132,305		Columbia Pipeline Group, Inc	2,747,975
53,606	*	Concho Resources, Inc	6,213,471
542,720		ConocoPhillips	28,954,112
100,308	e	Consol Energy, Inc	668,051
11,630		Contango Oil & Gas Co	88,970
36,856	*	Continental Resources, Inc	1,249,787
7,838	e	CVR Energy, Inc	348,477
24,009		Delek US Holdings, Inc	653,045
172,907	e	Denbury Resources, Inc	612,091
177,525		Devon Energy Corp	7,443,623
38,947		DHT Holdings, Inc	306,123
27,486	e	Diamond Offshore Drilling, Inc	546,422
29,953	*	Diamondback Energy, Inc	2,211,730
10,808	*	Dorian LPG Ltd	127,318
16,208	*	Dril-Quip, Inc	997,764
736	*,e	Earthstone Energy, Inc	10,344
30,481	*,e	Eclipse Resources Corp	65,534
30,359		Energen Corp	1,765,376
19,728	*,e	Energy Fuels, Inc	53,660
103,036		Ensco plc	1,713,489
241,519		EOG Resources, Inc	20,734,406
16,378	*,e	EP Energy Corp	90,243
68,480		EQT Corp	4,524,474
10,822	*	Era Group, Inc	150,534
15,554	*,e	Erin Energy Corp	62,216
8,771		Evolution Petroleum Corp	60,520
28,470	*	Exterran Holdings, Inc	618,938
1,827,016	d	Exxon Mobil Corp	151,167,304
62,541	*,e	Fairmount Santrol Holdings, Inc	166,984
97,397	*	FMC Technologies, Inc	3,294,941
24,789	*	Forum Energy Technologies, Inc	328,454
53,383	e	Frank’s International NV	916,052
47,176	*,e	Frontline Ltd	149,076
18,454	e	GasLog Ltd	213,513
38,742	*,e	Gastar Exploration, Inc	60,825
7,951	*	Gener8 Maritime, Inc	82,690
5,250	*,e	Geospace Technologies Corp	80,640
37,825	e	Golar LNG Ltd	1,097,303
15,813		Green Plains Renewable Energy, Inc	324,325
11,906	e	Gulfmark Offshore, Inc	74,293
44,973	*	Gulfport Energy Corp	1,370,327
192,866	*,e	Halcon Resources Corp	135,218
4,519	e	Hallador Petroleum Co	27,521
368,891		Halliburton Co	14,158,037
55,572	*	Helix Energy Solutions Group, Inc	321,206
39,829	e	Helmerich & Payne, Inc	2,241,178
107,979		Hess Corp	6,069,500
83,264		HollyFrontier Corp	4,077,438
14,266	*,e	Hornbeck Offshore Services, Inc	192,734
9,110	*,e	Independence Contract Drilling, Inc	64,043

145

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

60,903	*	ION Geophysical Corp	$22,534
341	*,e	Isramco, Inc	32,395
14,213	*,e	Jones Energy, Inc (Class A)	73,055
789,780		Kinder Morgan, Inc	21,600,483
129,984	*	Kosmos Energy LLC	886,491
55,512	*,e	Laredo Petroleum Holdings, Inc	637,278
291,572		Marathon Oil Corp	5,359,093
237,539		Marathon Petroleum Corp	12,304,520
31,972	*,e	Matador Resources Co	822,000
12,980	*	Matrix Service Co	294,646
104,046	*,e	McDermott International, Inc	479,652
34,743	*	Memorial Resource Development Corp	614,604
74,481		Murphy Oil Corp	2,117,495
155,318		Nabors Industries Ltd	1,559,393
167,829		National Oilwell Varco, Inc	6,317,084
5,354	*	Natural Gas Services Group, Inc	120,572
39,611	e	Navios Maritime Acq Corp	141,807
69,666	*	Newfield Exploration Co	2,799,877
38,370	*	Newpark Resources, Inc	217,174
111,234	e	Noble Corp plc	1,498,322
184,521		Noble Energy, Inc	6,613,233
9,719	e	Nordic American Offshore Ltd	58,606
36,834	e	Nordic American Tanker Shipping	562,824
41,720	*	North Atlantic Drilling Ltd	34,440
27,104	*,e	Northern Oil And Gas, Inc	136,604
68,138	*,e	Oasis Petroleum, Inc	792,445
334,198	*	Occidental Petroleum Corp	24,911,119
42,385		Oceaneering International, Inc	1,781,018
21,030	*	Oil States International, Inc	631,110
88,288		Oneok, Inc	2,994,729
17,539	*,e	Pacific Ethanol, Inc	105,409
12,659		Panhandle Oil and Gas, Inc (Class A)	232,672
15,312	*	Par Petroleum Corp	349,114
56,086	*	Parker Drilling Co	160,406
35,250	*	Parsley Energy, Inc	624,983
61,210		Patterson-UTI Energy, Inc	911,417
35,933		PBF Energy, Inc	1,221,722
16,899	*	PDC Energy, Inc	1,019,686
5,035	*	PHI, Inc	95,866
236,877		Phillips 66	21,093,897
29,074	*	Pioneer Energy Services Corp	67,161
64,186		Pioneer Natural Resources Co	8,802,468
74,105		Questar Market Resources, Inc	1,145,663
71,191	e	Range Resources Corp	2,167,054
18,598	*	Renewable Energy Group, Inc	146,738
22,629	*,e	Rex Energy Corp	51,142
3,235	*,e	REX American Resources Corp	177,634
30,797	*	Rice Energy, Inc	469,962
5,993	*,e	RigNet, Inc	179,790
11,266	*	Ring Energy, Inc	117,054
58,956		Rowan Cos plc	1,160,254
25,649	e	RPC, Inc	282,908

146

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

22,969	*	RSP Permian, Inc	$629,810
28,765	*,e	Sanchez Energy Corp	171,152
552,788		Schlumberger Ltd	43,205,910
75,986		Scorpio Tankers, Inc	692,992
7,758		SEACOR Holdings, Inc	453,222
214,671	*,e	Seadrill Ltd	1,388,921
19,215		SemGroup Corp	875,243
29,283	e	Ship Finance International Ltd	500,446
161,878	*	Southwestern Energy Co	1,787,133
300,333		Spectra Energy Corp	8,580,514
31,052	e	SM Energy Co	1,035,584
31,627	*,e	Stone Energy Corp	176,795
63,455		Superior Energy Services	898,523
95,646	*,e	Synergy Resources Corp	1,070,279
24,592		Targa Resources Investments, Inc	1,405,433
19,569		Teekay Corp	628,752
35,235		Teekay Tankers Ltd (Class A)	269,195
16,145		Tesco Corp	129,160
57,074		Tesoro Corp	6,102,923
35,635	*	Tetra Technologies, Inc	240,180
20,373	e	Tidewater, Inc	251,607
9,385	*,e	TransAtlantic Petroleum Ltd	23,744
23,996	*,e	Triangle Petroleum Corp	28,795
88,667	*,e	Ultra Petroleum Corp	485,895
20,690	*	Unit Corp	260,901
71,444	*,e	Uranium Energy Corp	80,017
25,063	e	US Silica Holdings Inc	452,638
222,700		Valero Energy Corp	14,680,384
18,049	e	W&T Offshore, Inc	58,840
353,050	*	Weatherford International Ltd	3,615,232
29,912		Western Refining, Inc	1,244,937
9,255	*,e	Westmoreland Coal Co	66,266
92,260	*	Whiting Petroleum Corp	1,589,640
326,898		Williams Cos, Inc	12,892,857
30,959		World Fuel Services Corp	1,376,437
102,471	*	WPX Energy, Inc	702,951
		TOTAL ENERGY	650,039,110

FOOD & STAPLES RETAILING - 1.9%
11,700		Andersons, Inc	414,180
16,330		Casey’s General Stores, Inc	1,734,573
9,311	*,e	Chefs’ Warehouse Holdings, Inc	141,062
191,030		Costco Wholesale Corp	30,205,664
494,002		CVS Health Corp	48,797,517
18,168	*,e	Fresh Market, Inc	452,746
5,387		Ingles Markets, Inc (Class A)	269,027
429,035		Kroger Co	16,217,523
5,067	*	Natural Grocers by Vitamin C	121,355
8,315	e	Pricesmart, Inc	714,924
433,964	*	Rite Aid Corp	3,419,636
9,346	*	Smart & Final Stores, Inc	137,760
17,874		Spartan Stores, Inc	498,685

147

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

64,183	*	Sprouts Farmers Market, Inc	$1,308,049
109,376	*	Supervalu, Inc	718,600
255,353		Sysco Corp	10,533,311
20,912	*	United Natural Foods, Inc	1,055,010
2,593		Village Super Market (Class A)	64,981
376,660		Walgreens Boots Alliance, Inc	31,895,569
690,488		Wal-Mart Stores, Inc	39,523,533
4,144		Weis Markets, Inc	170,484
156,046		Whole Foods Market, Inc	4,675,138
		TOTAL FOOD & STAPLES RETAILING	193,069,327

FOOD, BEVERAGE & TOBACCO - 4.8%
1,581		Alico, Inc	67,493
858,292		Altria Group, Inc	51,900,917
3,021	*	Arcadia Biosciences, Inc	8,459
271,556		Archer Daniels Midland Co	12,399,247
23,889		B&G Foods, Inc (Class A)	866,932
17,038	*	Blue Buffalo Pet Products, Inc	305,662
3,908	*,e	Boston Beer Co, Inc (Class A)	858,158
23,969	*,e	Boulder Brands, Inc	212,365
12,181	e	Brown-Forman Corp	1,397,770
54,198		Brown-Forman Corp (Class B)	5,754,744
67,838		Bunge Ltd	4,949,460
7,234		Calavo Growers, Inc	371,900
13,113	e	Cal-Maine Foods, Inc	701,021
72,416		Campbell Soup Co	3,678,009
28,161	*,e	Castle Brands, Inc	36,609
2,067		Coca-Cola Bottling Co Consolidated	436,571
1,714,739		Coca-Cola Co	72,619,197
100,466		Coca-Cola Enterprises, Inc	5,157,924
185,581		ConAgra Foods, Inc	7,525,310
71,718		Constellation Brands, Inc (Class A)	9,667,586
3,993	*	Craft Brewers Alliance, Inc	30,586
69,883	*	Darling International, Inc	707,216
66,740		Dean Foods Co	1,208,661
10,973	*	Diamond Foods, Inc	434,750
81,119		Dr Pepper Snapple Group, Inc	7,249,605
3,496	*	Farmer Bros Co	99,216
72,547		Flowers Foods, Inc	1,958,769
19,743		Fresh Del Monte Produce, Inc	900,873
8,938	*,e	Freshpet, Inc	87,145
258,261		General Mills, Inc	15,007,547
43,152	*	Hain Celestial Group, Inc	2,151,127
61,671		Hershey Co	5,469,601
56,129		Hormel Foods Corp	3,791,514
29,916		Ingredion, Inc	2,843,815
5,854	*,e	Inventure Foods, Inc	50,696
9,415		J&J Snack Foods Corp	1,156,068
51,343		J.M. Smucker Co	6,027,155
3,701		John B. Sanfilippo & Son, Inc	239,529
106,902		Kellogg Co	7,538,729
56,252		Keurig Green Mountain, Inc	2,854,789

148

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

262,754		Kraft Heinz Co	$20,486,929
13,375		Lancaster Colony Corp	1,521,005
20,510		Lance, Inc	728,925
10,815	*	Landec Corp	133,024
1,889	e	Lifeway Foods, Inc	21,440
4,909	e	Limoneira Co	77,857
53,223		McCormick & Co, Inc	4,469,668
86,661		Mead Johnson Nutrition Co	7,106,202
4,362	e	Mgp Ingredients, Inc	75,593
58,987		Molson Coors Brewing Co (Class B)	5,196,755
713,160		Mondelez International, Inc	32,919,466
65,463	*	Monster Beverage Corp	8,923,916
4,631		National Beverage Corp	174,311
8,734	*	Omega Protein Corp	158,959
645,849		PepsiCo, Inc	65,999,309
676,595		Philip Morris International, Inc	59,810,998
28,735	e	Pilgrim’s Pride Corp	545,678
48,654		Pinnacle Foods, Inc	2,144,668
26,050	*	Post Holdings, Inc	1,674,234
358,386		Reynolds American, Inc	17,317,212
9,235	e	Sanderson Farms, Inc	641,925
127		Seaboard Corp	427,736
3,366	*	Seneca Foods Corp	98,220
9,335	*,e	Synutra International, Inc	53,303
8,007	e	Tootsie Roll Industries, Inc	254,142
17,956	*	TreeHouse Foods, Inc	1,537,752
127,081		Tyson Foods, Inc (Class A)	5,637,313
9,195	e	Universal Corp	496,622
45,035	e	Vector Group Ltd	1,092,091
75,317	*	WhiteWave Foods Co (Class A)	3,086,491
		TOTAL FOOD, BEVERAGE & TOBACCO	481,534,469

HEALTH CARE EQUIPMENT & SERVICES - 4.9%
3,292	*,e	AAC Holdings, Inc	76,374
9,364		Abaxis, Inc	470,166
649,069		Abbott Laboratories	29,078,291
18,184	*	Abiomed, Inc	1,339,433
21,795	*	Acadia Healthcare Co, Inc	1,338,431
33,412	*,e	Accuray, Inc	223,860
17,675		Aceto Corp	533,078
3,135	*	Addus HomeCare Corp	78,312
3,679	*,e	Adeptus Health, Inc	238,730
152,025		Aetna Inc	17,449,429
16,272		Air Methods Corp	666,013
33,754	*	Align Technology, Inc	2,209,537
2,068	*	Alliance HealthCare Services, Inc	17,495
75,719		Allscripts Healthcare Solutions, Inc	1,064,609
3,624		Almost Family, Inc	149,961
11,794	*	Amedisys, Inc	466,807
100,031		AmerisourceBergen Corp	9,653,992
19,860	*	AMN Healthcare Services, Inc	563,428
20,148	*	Amsurg Corp	1,412,173

149

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

5,026		Analogic Corp	$440,378
10,989	*	Angiodynamics, Inc	138,242
5,745	*	Anika Therapeutics, Inc	221,297
67,061	*,e	Antares Pharma, Inc	92,544
114,765		Anthem, Inc	15,969,550
16,427	*,e	athenahealth, Inc	2,504,296
12,235	*	AtriCure, Inc	226,653
618		Atrion Corp	228,042
32,040		Bard (C.R.), Inc	5,970,654
233,242		Baxter International, Inc	8,720,918
89,975		Becton Dickinson & Co	12,823,237
29,228	*,e	BioScrip, Inc	57,579
11,531	*	BioTelemetry, Inc	150,134
619,227	*	Boston Scientific Corp	11,319,470
77,316	*	Brookdale Senior Living, Inc	1,616,678
14,197		Cantel Medical Corp	841,598
12,254	*	Capital Senior Living Corp	277,185
141,931		Cardinal Health, Inc	11,666,728
13,355	*	Cardiovascular Systems, Inc	182,964
14,031	*,e	Castlight Health, Inc	70,997
51,924	*	Centene Corp	3,088,440
129,715	*	Cerner Corp	8,598,807
41,094	*,e	Cerus Corp	196,018
7,648	e	Chemed Corp	1,202,954
111,422		Cigna Corp	14,935,005
4,822	*	Civitas Solutions, Inc	124,070
50,157		Community Health Systems, Inc	1,406,402
4,462	e	Computer Programs & Systems, Inc	169,601
11,474		Conmed Corp	465,385
2,706	*,e	Connecture, Inc	15,965
25,076		Cooper Cos, Inc	3,820,579
10,994	*,e	Corindus Vascular Robotics, Inc	35,181
4,880	*	Corvel Corp	162,016
13,339	*	Cross Country Healthcare, Inc	180,077
12,510		CryoLife, Inc	131,855
6,000	*	Cutera, Inc	81,420
9,493	*	Cynosure, Inc (Class A)	357,317
75,158	*	DaVita, Inc	5,825,497
57,908		Dentsply International, Inc	3,523,702
33,505	*	DexCom, Inc	2,791,637
15,274	*,e	Diplomat Pharmacy, Inc	429,352
45,962	*	Edwards Lifesciences Corp	7,222,928
28,698	*,e	Endologix, Inc	245,081
10,478		Ensign Group, Inc	441,752
2,354	*,e	Entellus Medical, Inc	39,994
77,488	*	Envision Healthcare Holdings, Inc	2,185,162
3,811	*	Exactech, Inc	64,901
17,896	*	ExamWorks Group, Inc	505,383
297,793	*	Express Scripts Holding Co	25,723,359
17,289	*	Five Star Quality Care, Inc	56,535
16,025	*	Genesis Health Care, Inc	79,484
19,474	*,e	GenMark Diagnostics, Inc	123,855

150

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

32,391	*	Globus Medical, Inc	$723,939
10,451	*	Greatbatch, Inc	558,606
21,191	*	Haemonetics Corp	715,832
20,575	*	Halyard Health, Inc	610,666
16,631	*	Hanger Orthopedic Group, Inc	239,819
143,750		HCA Holdings, Inc	9,888,563
32,018	*	Health Net, Inc	2,057,477
15,167	*	HealthEquity, Inc	496,113
39,569		Healthsouth Corp	1,378,188
10,518	*	HealthStream, Inc	250,434
12,854	*	Healthways, Inc	151,292
8,118	*,e	HeartWare International, Inc	350,616
36,284	*	Henry Schein, Inc	5,504,646
23,565		Hill-Rom Holdings, Inc	1,241,640
36,714	*	HMS Holdings Corp	386,598
105,665	*	Hologic, Inc	4,106,142
67,663		Humana, Inc	12,086,642
6,479	*	ICU Medical, Inc	712,496
40,550	*	Idexx Laboratories, Inc	2,782,541
4,024	*,e	Imprivata, Inc	43,419
54,999	*	IMS Health Holdings, Inc	1,497,073
6,736	*	Inogen Inc	287,897
10,588	*,e	Inovalon Holdings, Inc	244,053
23,860	*	Insulet Corp	713,414
11,957	*	Integra LifeSciences Holdings Corp	712,278
15,793	*	Intuitive Surgical, Inc	7,842,804
13,425		Invacare Corp	231,984
35,827	*	Inverness Medical Innovations, Inc	1,652,341
11,172	*,e	InVivo Therapeutics Holdings Corp	81,109
7,088	*	IPC The Hospitalist Co, Inc	556,408
1,187	*,e	iRadimed Corp	31,456
7,484	*	K2M Group Holdings, Inc	136,583
36,267		Kindred Healthcare, Inc	485,978
47,275	*	Laboratory Corp of America Holdings	5,802,534
3,821		Landauer, Inc	150,891
9,914	*	LDR Holding Corp	250,824
4,833		LeMaitre Vascular, Inc	64,376
5,627	*	LHC Group, Inc	253,581
18,242	*	LifePoint Hospitals, Inc	1,256,509
17,693	*	LivaNova plc	1,172,692
12,424	*	Magellan Health Services, Inc	663,442
20,112		Masimo Corp	798,044
100,455		McKesson Corp	17,961,354
24,575	*	MedAssets, Inc	581,936
23,205	*	Medidata Solutions, Inc	997,815
623,883		Medtronic plc	46,117,431
17,521		Meridian Bioscience, Inc	333,074
18,617	*	Merit Medical Systems, Inc	345,159
16,384	*	Molina Healthcare, Inc	1,015,808
4,200		National Healthcare Corp	274,176
3,676	e	National Research Corp	56,353
13,759	*	Natus Medical, Inc	626,447

151

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

16,383	*	Neogen Corp	$885,501
6,395	*,e	Nevro Corp	260,724
12,957	*,e	Nobilis Health Corp	36,539
20,656	*	NuVasive, Inc	974,137
26,704	*	NxStage Medical, Inc	446,224
14,598	*	Omnicell, Inc	397,066
23,565	*	OraSure Technologies, Inc	122,538
7,923	*	Orthofix International NV	269,778
42,182		Owens & Minor, Inc	1,512,225
8,842	*,e	Oxford Immunotec Global plc	110,879
34,998		Patterson Cos, Inc	1,658,905
40,195	*	Pediatrix Medical Group, Inc	2,832,542
12,509	*	PharMerica Corp	357,382
17,796	*	Premier, Inc	601,683
4,133	*,e	Press Ganey Holdings, Inc	129,528
5,733	*	Providence Service Corp	296,109
23,815		Quality Systems, Inc	334,601
61,330		Quest Diagnostics, Inc	4,167,374
11,443	*	Quidel Corp	219,934
14,581	*	RadNet, Inc	96,380
59,175	e	Resmed, Inc	3,409,072
21,277	*,e	Rockwell Medical Technologies, Inc	246,388
22,692	*	RTI Biologics, Inc	95,420
3,985	*	SeaSpine Holdings Corp	60,094
4,961	*,e	Second Sight Medical Products, Inc	29,171
42,766		Select Medical Holdings Corp	483,256
2,850	*,e	Sientra, Inc	10,716
31,571		Sirona Dental Systems, Inc	3,445,343
18,075	*,e	Spectranetics Corp	220,877
121,111		St. Jude Medical, Inc	7,728,093
14,817	*,e	Staar Surgical Co	120,759
35,460	e	STERIS Corp	2,657,727
146,392		Stryker Corp	13,998,003
8,814	*	Surgical Care Affiliates, Inc	260,983
5,430	*	SurModics, Inc	115,822
7,897	*,e	Tandem Diabetes Care, Inc	71,626
29,921	*	Team Health Holdings, Inc	1,785,386
17,118		Teleflex, Inc	2,276,694
46,902		Tenet Healthcare Corp	1,471,316
15,929	*,e	TransEnterix, Inc	39,663
10,733	*	Triple-S Management Corp (Class B)	220,992
6,895	*,e	Trupanion, Inc	45,300
50,550	*,e	Unilife Corp	38,094
415,983		UnitedHealth Group, Inc	48,994,478
19,646		Universal American Corp	146,559
39,215		Universal Health Services, Inc (Class B)	4,787,759
4,931		US Physical Therapy, Inc	241,915
1,453		Utah Medical Products, Inc	85,683
43,146	*	Varian Medical Systems, Inc	3,388,255
6,979	*	Vascular Solutions, Inc	224,165
35,160	*	VCA Antech, Inc	1,925,713
30,002	*,e	Veeva Systems, Inc	761,151

152

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

2,579	*,e	Veracyte, Inc	$16,789
10,460	*	Vocera Communications, Inc	123,114
18,382	*	WellCare Health Plans, Inc	1,628,645
29,883		West Pharmaceutical Services, Inc	1,793,279
55,220	*	Wright Medical Group NV	1,067,404
13,608	*,e	Zeltiq Aesthetics, Inc	459,134
72,886		Zimmer Holdings, Inc	7,621,689
		TOTAL HEALTH CARE EQUIPMENT & SERVICES	490,067,046

HOUSEHOLD & PERSONAL PRODUCTS - 1.7%
181,669		Avon Products, Inc	732,126
22,198	*	Central Garden and Pet Co (Class A)	374,702
55,332		Church & Dwight Co, Inc	4,763,532
55,324		Clorox Co	6,746,209
394,433		Colgate-Palmolive Co	26,170,630
34,643	e	Coty, Inc	1,002,915
25,524		Edgewell Personal Care Co	2,162,138
10,401	*,e	Elizabeth Arden, Inc	130,429
25,524		Energizer Holdings, Inc	1,093,193
91,166		Estee Lauder Cos (Class A)	7,335,216
31,981	*,e	Herbalife Ltd	1,792,215
32,919	*	HRG Group, Inc	442,761
6,703		Inter Parfums, Inc	185,137
163,126		Kimberly-Clark Corp	19,527,813
5,231	*	Medifast, Inc	146,311
3,371	e	Natural Health Trends Corp	166,055
3,786		Nature’s Sunshine Products, Inc	44,864
25,040	e	Nu Skin Enterprises, Inc (Class A)	956,778
3,287		Nutraceutical International Corp	80,531
1,470		Oil-Dri Corp of America	46,129
3,493	e	Orchids Paper Products Co	102,380
1,201,308		Procter & Gamble Co	91,755,905
4,757	*	Revlon, Inc (Class A)	149,227
10,354		Spectrum Brands, Inc	992,431
2,534	*,e	USANA Health Sciences, Inc	325,872
6,944		WD-40 Co	663,708
		TOTAL HOUSEHOLD & PERSONAL PRODUCTS	167,889,207

INSURANCE - 4.1%
138,378		ACE Ltd	15,711,438
193,404		Aflac, Inc	12,329,505
7,226	*	Alleghany Corp	3,586,047
39,203		Allied World Assurance Co Holdings Ltd	1,425,421
173,416		Allstate Corp	10,730,982
23,690	*	AMBAC Financial Group, Inc	382,593
33,415	e	American Equity Investment Life Holding Co	858,097
30,314		American Financial Group, Inc	2,188,368
582,474		American International Group, Inc	36,730,810
2,872		American National Insurance Co	296,620
7,166		Amerisafe, Inc	392,195
19,956		Amtrust Financial Services, Inc	1,361,398
118,047		Aon plc	11,014,966

153

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

53,365	*	Arch Capital Group Ltd	$3,996,505
11,484		Argo Group International Holdings Ltd	717,980
73,257		Arthur J. Gallagher & Co	3,203,529
25,295		Aspen Insurance Holdings Ltd	1,229,590
29,376		Assurant, Inc	2,395,025
65,960		Assured Guaranty Ltd	1,809,942
4,444	*	Atlas Financial Holdings, Inc	84,525
42,929		Axis Capital Holdings Ltd	2,318,166
3,677		Baldwin & Lyons, Inc (Class B)	85,417
815,784	*	Berkshire Hathaway, Inc (Class B)	110,962,940
65,134		Brown & Brown, Inc	2,101,874
96,985		Chubb Corp	12,545,010
72,745		Cincinnati Financial Corp	4,381,431
23,451	*,e	Citizens, Inc (Class A)	196,988
10,018		CNA Financial Corp	366,258
84,431		Conseco, Inc	1,621,920
11,500		Crawford & Co (Class B)	69,000
3,405		Donegal Group, Inc (Class A)	48,181
2,877		EMC Insurance Group, Inc	71,925
12,555		Employers Holdings, Inc	332,331
26,142		Endurance Specialty Holdings Ltd	1,650,344
3,656	*	Enstar Group Ltd	576,917
14,843		Erie Indemnity Co (Class A)	1,298,169
18,372		Everest Re Group Ltd	3,269,665
8,759		FBL Financial Group, Inc (Class A)	550,941
5,754		Federated National Holding Co	177,137
5,606		Fidelity & Guaranty Life	149,680
43,516		First American Financial Corp	1,659,265
117,261		FNF Group	4,136,968
211,511	*	Genworth Financial, Inc (Class A)	989,871
12,261	*	Greenlight Capital Re Ltd (Class A)	269,252
5,627	*	Hallmark Financial Services	73,095
17,950		Hanover Insurance Group, Inc	1,512,287
178,284		Hartford Financial Services Group, Inc	8,247,418
3,640	e	HCI Group, Inc	158,740
9,642	*	Heritage Insurance Holdings, Inc	213,281
15,137		Horace Mann Educators Corp	518,291
3,159		Independence Holding Co	42,836
4,392		Infinity Property & Casualty Corp	353,644
3,484		James River Group Holdings Ltd	102,534
1,519		Kansas City Life Insurance Co	74,477
19,560		Kemper Corp	698,683
106,700		Lincoln National Corp	5,709,517
128,147		Loews Corp	4,672,240
19,565		Maiden Holdings Ltd	304,236
6,114	*	Markel Corp	5,306,952
228,762		Marsh & McLennan Cos, Inc	12,751,194
69,319	*	MBIA, Inc	520,586
20,759		Mercury General Corp	1,121,194
412,156		Metlife, Inc	20,764,419
14,334		National General Holdings Corp	282,523
1,981		National Interstate Corp	56,855

154

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

1,147		National Western Life Group, Inc	$295,915
4,225	*	Navigators Group, Inc	360,604
114,477		Old Republic International Corp	2,065,165
7,800		OneBeacon Insurance Group Ltd (Class A)	112,242
20,827		PartnerRe Ltd	2,894,953
3,585	*	Patriot National, Inc	45,529
39,075		Primerica, Inc	1,861,142
121,208		Principal Financial Group	6,079,793
26,693		ProAssurance Corp	1,413,661
281,641		Progressive Corp	9,330,766
192,697		Prudential Financial, Inc	15,897,502
28,164		Reinsurance Group of America, Inc (Class A)	2,541,519
20,478		RenaissanceRe Holdings Ltd	2,245,003
32,793		RLI Corp	1,995,454
5,324		Safety Insurance Group, Inc	308,526
28,054		Selective Insurance Group, Inc	1,023,690
17,340		Stancorp Financial Group, Inc	1,989,245
6,046		State Auto Financial Corp	144,197
11,853		State National Cos, Inc	107,033
8,992		Stewart Information Services Corp	361,209
32,198		Symetra Financial Corp	1,021,643
34,592	*	Third Point Reinsurance Ltd	472,873
67,451		Torchmark Corp	3,912,833
147,405		Travelers Cos, Inc	16,640,550
3,342	*	United America Indemnity Ltd	94,946
7,816		United Fire & Casualty Co	290,677
6,793		United Insurance Holdings Corp	112,220
12,750		Universal Insurance Holdings, Inc	402,263
104,808		UnumProvident Corp	3,631,597
36,138		Validus Holdings Ltd	1,600,913
40,861		W.R. Berkley Corp	2,281,270
2,450		White Mountains Insurance Group Ltd	1,935,500
152,250		XL Capital Ltd	5,797,680
		TOTAL INSURANCE	413,028,301

MATERIALS - 3.2%
16,713		A. Schulman, Inc	599,830
1,694	*	AEP Industries, Inc	135,520
92,874		Air Products & Chemicals, Inc	12,907,629
29,618		Airgas, Inc	2,848,067
48,120		Albemarle Corp	2,575,382
576,149		Alcoa, Inc	5,145,011
48,985		Allegheny Technologies, Inc	720,079
11,715		American Vanguard Corp	157,098
26,457		Aptargroup, Inc	1,946,177
29,282		Ashland, Inc	3,212,821
39,151		Avery Dennison Corp	2,543,640
60,074	*	Axalta Coating Systems Ltd	1,659,845
30,459		Axiall Corp	616,795
13,001		Balchem Corp	887,968
59,343		Ball Corp	4,064,995
40,024		Bemis Co, Inc	1,832,299
155

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

53,668	*	Berry Plastics Group, Inc	$1,797,878
16,383	*	Boise Cascade Co	490,343
8,509		Brush Engineered Materials, Inc	256,546
25,977		Cabot Corp	933,613
21,261		Calgon Carbon Corp	365,689
21,158		Carpenter Technology Corp	704,773
66,440		Celanese Corp (Series A)	4,720,562
28,403	*,e	Century Aluminum Co	102,819
104,188		CF Industries Holdings, Inc	5,289,625
2,772		Chase Corp	123,105
95,430		Chemours Co	661,330
29,409	*	Chemtura	939,323
8,163	*	Clearwater Paper Corp	411,660
30,545	e	Cliffs Natural Resources, Inc	84,304
70,741	e	Coeur Mining, Inc	191,001
50,638		Commercial Metals Co	727,668
13,610		Compass Minerals International, Inc	1,105,676
3,136		Core Molding Technologies, Inc	62,845
60,020	*	Crown Holdings, Inc	3,183,461
30,431		Cytec Industries, Inc	2,264,675
4,672		Deltic Timber Corp	289,477
28,645		Domtar Corp	1,181,320
499,497		Dow Chemical Co	25,809,010
395,385		Du Pont (E.I.) de Nemours & Co	25,067,409
20,782		Eagle Materials, Inc	1,372,235
64,011		Eastman Chemical Co	4,619,674
114,631		Ecolab, Inc	13,795,841
33,069	*	Ferro Corp	413,032
24,560	*,e	Flotek Industries, Inc	444,536
55,500		FMC Corp	2,259,405
497,550		Freeport-McMoRan Copper & Gold, Inc (Class B)	5,856,163
9,761		FutureFuel Corp	150,417
17,645		Glatfelter	342,313
26,519		Globe Specialty Metals, Inc	334,670
136,939		Graphic Packaging Holding Co	1,939,056
13,180		Greif, Inc (Class A)	432,040
20,360		H.B. Fuller Co	773,476
4,200		Hawkins, Inc	174,048
5,132		Haynes International, Inc	202,457
33,400	*	Headwaters, Inc	686,370
239,148	e	Hecla Mining Co	495,036
28,692	*,e	Horsehead Holding Corp	81,485
85,061		Huntsman Corp	1,120,253
10,340		Innophos Holdings, Inc	439,347
11,836		Innospec, Inc	653,821
33,412		International Flavors & Fragrances, Inc	3,877,797
182,830		International Paper Co	7,805,013
27,550	e	Intrepid Potash, Inc	106,343
11,076		Kaiser Aluminum Corp	900,368
36,287		Kapstone Paper and Packaging Corp	789,242
3,950		KMG Chemicals, Inc	83,108
9,009		Koppers Holdings, Inc	170,811

156

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

13,123	*	Kraton Polymers LLC	$267,578
8,381	e	Kronos Worldwide, Inc	66,210
58,913	*	Louisiana-Pacific Corp	1,040,404
8,100	*	LSB Industries, Inc	126,765
169,184		LyondellBasell Industries AF S.C.A	15,718,885
28,924		Martin Marietta Materials, Inc	4,487,559
14,460		Minerals Technologies, Inc	852,272
207,712		Monsanto Co	19,362,913
151,367		Mosaic Co	5,114,691
10,894		Myers Industries, Inc	170,055
6,713		Neenah Paper, Inc	452,523
3,613		NewMarket Corp	1,422,583
221,306		Newmont Mining Corp	4,306,615
138,998		Nucor Corp	5,879,615
86,018		Olin Corp	1,649,825
8,043		Olympic Steel, Inc	76,972
23,656	*	Omnova Solutions, Inc	169,850
67,194	*	Owens-Illinois, Inc	1,448,031
40,702		Packaging Corp of America	2,786,052
57,580	*	Platform Specialty Products Corp	601,135
37,351		PolyOne Corp	1,249,017
117,665		PPG Industries, Inc	12,267,753
123,681		Praxair, Inc	13,739,722
9,880		Quaker Chemical Corp	784,274
16,877	e	Rayonier Advanced Materials, Inc	155,606
10,053	*	Real Industry, Inc	95,503
32,379		Reliance Steel & Aluminum Co	1,941,445
10,035		Rentech, Inc	58,705
28,450		Royal Gold, Inc	1,361,048
55,028		RPM International, Inc	2,515,330
6,509	*,e	Ryerson Holding Corp	38,078
13,851		Schnitzer Steel Industries, Inc (Class A)	233,528
12,498		Schweitzer-Mauduit International, Inc	485,172
18,348		Scotts Miracle-Gro Co (Class A)	1,213,904
90,655		Sealed Air Corp	4,452,974
17,740	*,e	Senomyx, Inc	87,813
19,703		Sensient Technologies Corp	1,286,015
34,550		Sherwin-Williams Co	9,218,976
55,439		Sigma-Aldrich Corp	7,745,937
18,128		Silgan Holdings, Inc	922,171
41,681		Sonoco Products Co	1,779,362
52,521	e	Southern Copper Corp (NY)	1,457,983
104,331		Steel Dynamics, Inc	1,926,994
7,818		Stepan Co	413,807
49,644	*	Stillwater Mining Co	463,675
10,706	*	Summit Materials, Inc	225,468
27,754		SunCoke Energy, Inc	137,660
69,716		Tahoe Resources, Inc	582,129
16,249		TimkenSteel Corp	172,889
8,634	*	Trecora Resources	122,948
10,895		Tredegar Corp	155,363
5,883	*,e	Trinseo S.A.	190,903

157

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

35,389	e	Tronox Ltd	$219,766
790		United States Lime & Minerals, Inc	38,592
65,627	e	United States Steel Corp	766,523
6,182	*	US Concrete, Inc	342,854
7,765	e	Valhi, Inc	19,180
33,782		Valspar Corp	2,734,653
57,934		Vulcan Materials Co	5,595,266
21,822		Wausau Paper Corp	222,803
17,472		Westlake Chemical Corp	1,053,037
120,380		WestRock Co	6,471,629
1,004	*	WHX Corp	23,845
20,425		Worthington Industries, Inc	627,048
30,356	*	WR Grace & Co	3,044,707
		TOTAL MATERIALS	323,578,213

MEDIA - 3.3%
10,427		AMC Entertainment Holdings, Inc	285,387
24,842	*	AMC Networks, Inc	1,835,575
1,540	*	Cable One, Inc	667,498
90,534		Cablevision Systems Corp (Class A)	2,950,503
10,271	*	Carmike Cinemas, Inc	263,040
211,464		CBS Corp (Class B)	9,837,305
31,564	*,e	Central European Media Enterprises Ltd (Class A) (NASDAQ)	68,178
32,538	*,e	Charter Communications, Inc	6,212,806
48,238		Cinemark Holdings, Inc	1,709,555
16,417	*	Clear Channel Outdoor Holdings, Inc (Class A)	122,799
927,459		Comcast Corp (Class A)	58,077,482
173,129		Comcast Corp (Special Class A)	10,856,920
12,729	*	Crown Media Holdings, Inc (Class A)	73,701
444	*,e	Daily Journal Corp	90,887
82,681	*,e	Discovery Communications, Inc (Class A)	2,434,129
115,348	*	Discovery Communications, Inc (Class C)	3,174,377
93,465		DISH Network Corp (Class A)	5,885,491
31,787	*,e	DreamWorks Animation SKG, Inc (Class A)	643,369
10,087	*	Entercom Communications Corp (Class A)	111,361
27,822		Entravision Communications Corp (Class A)	243,721
13,291	*,e	Eros International plc	148,460
24,722		EW Scripps Co (Class A)	545,367
47,342		Gannett Co, Inc	748,950
19,954	*,e	Global Eagle Entertainment, Inc	265,787
26,249	*	Gray Television, Inc	417,097
19,411		Harte-Hanks, Inc	82,497
4,651	*,e	Hemisphere Media Group, Inc	62,928
25,300	*,e	Imax Corp	971,267
176,027		Interpublic Group of Cos, Inc	4,036,299
18,939		John Wiley & Sons, Inc (Class A)	991,078
9,810		Journal Media Group, Inc	120,074
11,045	*	Liberty Broadband Corp (Class A)	602,615
30,374	*	Liberty Broadband Corp (Class C)	1,633,210
50,440	*	Liberty Media Corp	2,055,934
94,093	*	Liberty Media Corp (Class C)	3,683,741
39,776		Lions Gate Entertainment Corp	1,550,071

158

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

60,990	*	Live Nation, Inc	$1,663,807
6,029		Loral Space & Communications, Inc	269,557
8,488	*	Madison Square Garden Co	1,515,108
11,381		Martha Stewart Living Omnimedia, Inc (Class A)	68,741
18,296		MDC Partners, Inc	380,191
40,298	*	Media General, Inc	598,828
14,647		Meredith Corp	688,702
12,247		Morningstar, Inc	1,005,601
25,466	*	MSG Networks, Inc	522,562
24,739		National CineMedia, Inc	351,294
19,118		New Media Investment Group, Inc	307,800
56,460		New York Times Co (Class A)	749,789
167,147		News Corp	2,574,064
59,219		News Corp (Class B)	916,710
13,013	e	Nexstar Broadcasting Group, Inc (Class A)	692,682
112,764		Omnicom Group, Inc	8,448,279
7,081	*	Reading International, Inc	109,756
37,796	e	Regal Entertainment Group (Class A)	732,486
5,338	*,e	Rentrak Corp	294,551
1,443		Saga Communications, Inc	62,078
11,055		Scholastic Corp	451,818
39,425	e	Scripps Networks Interactive (Class A)	2,368,654
27,529	e	Sinclair Broadcast Group, Inc (Class A)	826,145
983,623		Sirius XM Holdings, Inc	4,013,182
9,582	*	Sizmek, Inc	56,821
37,294	*	Starz-Liberty Capital	1,249,722
94,684		TEGNA, Inc	2,560,255
144,523		Thomson Corp	5,928,333
122,685		Time Warner Cable, Inc	23,236,539
361,414		Time Warner, Inc	27,228,931
44,686		Time, Inc	830,266
3,579	*,e	Townsquare Media, Inc	39,226
33,656		Tribune Co	1,357,346
10,216		Tribune Publishing Co	96,439
515,900		Twenty-First Century Fox, Inc	15,832,971
211,342		Twenty-First Century Fox, Inc (Class B)	6,526,241
4,132		Viacom, Inc	212,096
157,958		Viacom, Inc (Class B)	7,788,909
739,890		Walt Disney Co	84,155,089
14,116	e	World Wrestling Entertainment, Inc (Class A)	251,688
		TOTAL MEDIA	330,422,716

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 9.2%
722,547		AbbVie, Inc	43,027,674
4,145	*,e	Abeona Therapeutics, Inc	16,373
33,656	*	Acadia Pharmaceuticals, Inc	1,171,902
10,530	*,e	Accelerate Diagnostics, Inc	176,588
9,085	*	Acceleron Pharma, Inc	283,543
49,789	*,e	Achillion Pharmaceuticals, Inc	389,350
18,623	*,e	Acorda Therapeutics, Inc	671,173
4,341	*	Adamas Pharmaceuticals, Inc	64,073
3,477	*,e	Aduro Biotech, Inc	93,914

159

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

12,956	*,e	Advaxis, Inc	$143,682
11,471	*,e	Aegerion Pharmaceuticals, Inc	168,394
8,917	*,e	Aerie Pharmaceuticals, Inc	203,397
6,488	*,e	Affimed NV	41,134
31,402	*,e	Affymetrix, Inc	288,898
32,182	*	Agenus, Inc	146,750
4,678	*,e	Agile Therapeutics, Inc	37,143
140,325		Agilent Technologies, Inc	5,298,672
10,892	*,e	Agios Pharmaceuticals, Inc	793,591
4,873	*,e	Aimmune Therapeutics, Inc	73,339
10,386	*,e	Akebia Therapeutics, Inc	92,643
40,640	*,e	Akorn, Inc	1,086,714
9,821	*,e	Albany Molecular Research, Inc	177,171
9,973	*	Alder Biopharmaceuticals, Inc	318,937
95,986	*	Alexion Pharmaceuticals, Inc	16,893,536
13,899	*,e	Alimera Sciences, Inc	41,836
64,630	*	Alkermes plc	4,648,190
174,350	*	Allergan plc	53,781,744
32,204	*	Alnylam Pharmaceuticals, Inc	2,767,934
14,884	*,e	AMAG Pharmaceuticals, Inc	595,360
338,918		Amgen, Inc	53,610,049
48,452	*,e	Amicus Therapeutics, Inc	363,390
13,086	*,e	Amphastar Pharmaceuticals, Inc	154,938
19,078	*	Anacor Pharmaceuticals, Inc	2,144,558
3,304	*,e	ANI Pharmaceuticals, Inc	138,239
21,009	*,e	Anthera Pharmaceuticals, Inc	121,222
3,706	*	Applied Genetic Technologies Corp	44,472
12,806	*	Aratana Therapeutics, Inc	89,514
7,258	*	Ardelyx, Inc	118,886
101,870	*,e	Arena Pharmaceuticals, Inc	192,534
70,529	*,e	Ariad Pharmaceuticals, Inc	482,418
59,501	*,e	Array Biopharma, Inc	304,645
26,110	*,e	Arrowhead Research Corp	134,466
6,395	*,e	Assembly Biosciences, Inc	61,392
4,375	*,e	Asterias Biotherapeutics, Inc	20,037
7,360	*,e	Atara Biotherapeutics, Inc	189,667
2,585	*,e	aTyr Pharma, Inc	32,209
12,037	*,e	Avalanche Biotechnologies, Inc	101,472
6,415	*,e	Axovant Sciences Ltd	78,199
236,962		Baxalta, Inc	8,165,711
3,426	*,e	Bellicum Pharmaceuticals, Inc	42,859
30,549	*,e	BioCryst Pharmaceuticals, Inc	274,635
20,345	*,e	BioDelivery Sciences International, Inc	109,456
98,049	*	Biogen Idec, Inc	28,484,215
69,785	*	BioMarin Pharmaceutical, Inc	8,167,636
9,377	*	Bio-Rad Laboratories, Inc (Class A)	1,307,904
1,907	*	Biospecifics Technologies Corp	111,388
24,570		Bio-Techne Corp	2,167,074
21,816	*,e	BioTime, Inc	82,246
15,547	*	Bluebird Bio, Inc	1,199,140
3,980	*,e	Blueprint Medicines Corp	79,958
726,930		Bristol-Myers Squibb Co	47,941,034

160

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

86,066	*	Bruker BioSciences Corp	$1,581,032
4,845	*,e	Calithera Biosciences, Inc	41,376
13,063		Cambrex Corp	600,506
9,334	*	Cara Therapeutics Inc	132,263
5,452	*,e	Carbylan Therapeutics, Inc	19,627
34,941	*	Catalent, Inc	928,732
32,705	*,e	Catalyst Pharmaceuticals, Inc	103,348
354,722	*	Celgene Corp	43,527,937
41,458	*,e	Celldex Therapeutics, Inc	499,983
4,292	*	Cellular Biomedicine Group, Inc	90,132
13,501	*,e	Cempra, Inc	299,722
30,223	*	Cepheid, Inc	1,009,448
20,437	*	Charles River Laboratories International, Inc	1,333,310
11,750	*,e	ChemoCentryx, Inc	82,132
19,935	*	Chimerix, Inc	781,053
2,186	*	Cidara Therapeutics, Inc	29,773
11,793	*	Clovis Oncology, Inc	1,178,239
10,013	*,e	Coherus Biosciences, Inc	278,862
2,753	*	Collegium Pharmaceutical, Inc	50,573
6,440	*	Concert Pharmaceuticals Inc	146,252
26,242	*,e	Corcept Therapeutics, Inc	96,833
3,978	*,e	Corium International, Inc	27,607
13,199	*,e	CorMedix, Inc	33,525
67,794	*,e	CTI BioPharma Corp	90,166
47,198	*,e	Curis, Inc	96,284
14,477	*,e	Cytokinetics, Inc	124,647
28,094	*,e	CytRx Corp	78,101
26,397	*,e	Depomed, Inc	461,947
5,549	*	Dermira, Inc	149,768
6,445	*	Dicerna Pharmaceuticals Inc	64,579
47,996	*	Durect Corp	97,912
61,821	*	Dyax Corp	1,701,932
15,131	*	Dynavax Technologies Corp	343,625
3,666	*,e	Eagle Pharmaceuticals, Inc	233,561
427,898		Eli Lilly & Co	34,903,640
12,346	*	Emergent Biosolutions, Inc	396,924
6,742	*,e	Enanta Pharmaceuticals, Inc	189,383
90,260	*	Endo International plc	5,414,697
16,078	*,e	Endocyte, Inc	82,641
12,314	*,e	Epizyme, Inc	161,190
5,562	*,e	Esperion Thereapeutics, Inc	133,488
39,700	*,e	Exact Sciences Corp	330,701
98,863	*,e	Exelixis, Inc	595,155
10,710	*,e	Fibrocell Science, Inc	40,912
20,219	*,e	FibroGen, Inc	471,305
9,155	*	Five Prime Therapeutics, Inc	294,333
2,340	*	Flex Pharma, Inc	26,512
6,079	*,e	Flexion Therapeutics Inc	100,182
12,333	*,e	Fluidigm Corp	133,320
9,530	*,e	Foamix Pharmaceuticals Ltd	67,949
5,638	*,e	Foundation Medicine, Inc	126,404
77,129	*,e	Galena Biopharma, Inc	129,577

161

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

7,981	*,e	Genocea Biosciences Inc	$38,229
7,321	*	Genomic Health, Inc	153,155
66,307	*,e	Geron Corp	230,085
651,240		Gilead Sciences, Inc	70,418,581
44,654	*	Halozyme Therapeutics, Inc	698,835
13,205	*	Harvard Bioscience, Inc	38,823
16,862	*,e	Heron Therapeutics, Inc	462,356
2,379	*	Heska Corp	73,178
35,999	*,e	Idera Pharmaceuticals, Inc	99,357
7,904	*,e	Ignyta, Inc	80,937
62,781	*	Illumina, Inc	8,995,262
4,828	*,e	Immune Design Corp	62,764
37,297	*	Immunogen, Inc	436,375
58,703	e	Immunomedics, Inc	175,522
30,046	*	Impax Laboratories, Inc	1,040,493
14,653	*	INC Research Holdings, Inc	611,177
68,238	*	Incyte Corp	8,020,012
20,634	*,e	Infinity Pharmaceuticals, Inc	213,562
30,381	*,e	Inovio Pharmaceuticals, Inc	192,312
25,615	*	Insmed, Inc	508,202
9,791	*,e	Insys Therapeutics, Inc	252,216
8,853	*,e	Intercept Pharmaceuticals, Inc	1,391,692
5,893	*	Intersect ENT, Inc	112,910
9,312	*	Intra-Cellular Therapies, Inc	445,579
19,377	*,e	Intrexon Corp	651,067
3,218	*,e	Invitae Corp	24,521
52,675	*,e	Ironwood Pharmaceuticals, Inc	598,388
51,001	*,e	Isis Pharmaceuticals, Inc	2,455,698
26,229	*	Jazz Pharmaceuticals plc	3,600,717
1,225,405		Johnson & Johnson	123,802,667
4,959	*,e	Juno Therapeutics, Inc	256,678
9,896	*,e	Karyopharm Therapeutics, Inc	132,112
43,549	*,e	Keryx Biopharmaceuticals, Inc	195,100
12,125	*,e	Kite Pharma, Inc	825,106
4,930	*,e	La Jolla Pharmaceutical Co	123,201
11,088	*,e	Lannett Co, Inc	496,410
17,445	*,e	Lexicon Pharmaceuticals, Inc	165,902
7,679	e	Ligand Pharmaceuticals, Inc (Class B)	693,798
19,238	*,e	Lion Biotechnologies, Inc	124,470
3,463	*,e	Loxo Oncology, Inc	80,965
16,996	*	Luminex Corp	309,327
11,882	*	MacroGenics, Inc	369,174
50,464	*	Mallinckrodt plc	3,313,971
103,758	*,e	MannKind Corp	343,439
7,447	*	Medgenics, Inc	48,778
27,816	*	Medicines Co	952,420
68,534		Medivation, Inc	2,882,540
1,232,916		Merck & Co, Inc	67,391,189
46,587	*,e	Merrimack Pharmaceuticals, Inc	435,123
13,525	*	Mettler-Toledo International, Inc	4,206,140
47,130	*,e	MiMedx Group, Inc	343,106
4,258	*	Mirati Therapeutics, Inc	150,648

162

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

25,582	*	Momenta Pharmaceuticals, Inc	$419,801
183,068	*,e	Mylan NV	8,071,468
30,206	*,e	Myriad Genetics, Inc	1,219,416
5,740	*,e	NanoString Technologies, Inc	83,287
65,883	*,e	Navidea Biopharmceuticals, Inc	133,084
56,385	*,e	Nektar Therapeutics	669,290
22,451	*,e	NeoGenomics, Inc	158,280
35,957	*	Neurocrine Biosciences, Inc	1,765,129
8,803	*,e	NewLink Genetics Corp	336,891
20,474	*,e	Northwest Biotherapeutics, Inc	99,913
112,998	*,e	Novavax, Inc	762,736
15,479	*,e	Ocata Therapeutics, Inc	68,108
5,561	*,e	Ocular Therapeutix, Inc	47,991
15,786	*,e	Omeros Corp	197,799
7,049	*,e	OncoMed Pharmaceuticals, Inc	141,050
43,248	*,e	Oncothyreon, Inc	128,014
10,032	*	Ophthotech Corp	500,898
126,523	*,e	Opko Health, Inc	1,195,642
45,573	*,e	Orexigen Therapeutics, Inc	138,542
49,140	*,e	Organovo Holdings, Inc	147,911
7,783	e	Osiris Therapeutics, Inc	132,544
6,292	*,e	Otonomy, Inc	136,159
9,996	*,e	OvaScience, Inc	129,648
25,430	*,e	Pacific Biosciences of California, Inc	180,553
15,370	*,e	Pacira Pharmaceuticals, Inc	767,731
5,045	*,e	Paratek Pharmaceuticals, Inc	87,581
22,988	*	Parexel International Corp	1,451,003
72,802	e	PDL BioPharma, Inc	333,433
80,669	*,e	Peregrine Pharmaceuticals, Inc	90,349
46,959		PerkinElmer, Inc	2,424,963
18,619	*,e	Pernix Therapeutics Holdings, Inc	52,319
66,505		Perrigo Co plc	10,490,499
6,895	*	Pfenex, Inc	124,662
2,690,344		Pfizer, Inc	90,987,434
7,545		Phibro Animal Health Corp	251,701
19,460	*	Portola Pharmaceuticals, Inc	926,491
11,983	*	Pozen, Inc	70,101
8,196	*,e	PRA Health Sciences, Inc	287,188
22,326	*	Prestige Brands Holdings, Inc	1,094,197
30,473	*,e	Progenics Pharmaceuticals, Inc	223,672
3,338	*,e	Proteon Therapeutics, Inc	45,731
13,284	*,e	Prothena Corp plc	684,259
14,333	*,e	PTC Therapeutics, Inc	356,462
10,504	*	Puma Biotechnology, Inc	865,740
96,248	*	Qiagen NV (NASDAQ)	2,326,314
32,524	*	Quintiles Transnational Holdings, Inc	2,070,153
13,711	*	Radius Health, Inc	880,658
34,147	*	Raptor Pharmaceutical Corp	186,101
34,745	*	Regeneron Pharmaceuticals, Inc	19,366,516
12,074	*,e	Regulus Therapeutics, Inc	80,292
13,895	*,e	Relypsa, Inc	222,181
13,740	*	Repligen Corp	456,718

163

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

14,929	*	Retrophin, Inc	$285,592
6,736	*,e	Revance Therapeutics, Inc	263,849
37,550	*	Rigel Pharmaceuticals, Inc	95,377
5,780	*,e	Sage Therapeutics, Inc	290,329
9,193	*	Sagent Pharmaceuticals	154,534
29,213	*,e	Sangamo Biosciences, Inc	205,952
17,509	*,e	Sarepta Therapeutics, Inc	421,267
22,166	*	Sciclone Pharmaceuticals, Inc	168,905
40,603	*,e	Seattle Genetics, Inc	1,684,618
50,200	*,e	Sequenom, Inc	87,850
3,756	*,e	Seres Therapeutics, Inc	111,328
12,170	*,e	Sorrento Therapeutics, Inc	105,149
3,379	*,e	Spark Therapeutics, Inc	182,128
27,773	e	Spectrum Pharmaceuticals, Inc	144,697
6,776	*,e	Stemline Therapeutics, Inc	60,239
10,521	*	Sucampo Pharmaceuticals, Inc (Class A)	203,687
15,948	*	Supernus Pharmaceuticals, Inc	263,142
42,666	*,e	Synergy Pharmaceuticals, Inc	273,489
37,547	*,e	Synta Pharmaceuticals Corp	25,156
3,929	*,e	T2 Biosystems, Inc	43,690
17,729	*,e	Teligent, Inc	128,890
9,838	*,e	TESARO, Inc	447,334
15,324	*,e	Tetraphase Pharmaceuticals, Inc	138,376
15,204	*,e	TG Therapeutics, Inc	188,073
54,157	*,e	TherapeuticsMD, Inc	317,902
10,937	*,e	Theravance Biopharma, Inc	163,508
35,790	e	Theravance, Inc	314,236
175,447		Thermo Electron Corp	22,944,959
26,974	*,e	Threshold Pharmaceuticals, Inc	102,771
678	*,e	Tobira Therapeutics, Inc	6,834
4,104	*,e	Tokai Pharmaceuticals, Inc	45,349
11,075	*	Trevena, Inc	106,541
17,370	*,e	Trovagene, Inc	74,865
16,460	*	Ultragenyx Pharmaceutical, Inc	1,635,301
19,726	*	United Therapeutics Corp	2,892,423
17,036	*,e	Vanda Pharmaceuticals, Inc	182,967
13,570	*,e	Verastem, Inc	24,969
9,623	*	Versartis, Inc	99,406
105,994	*	Vertex Pharmaceuticals, Inc	13,221,692
5,688	*,e	Vitae Pharmaceuticals, Inc	67,573
7,258	*,e	Vital Therapies, Inc	56,395
44,171	*,e	Vivus, Inc	55,655
10,941	*	VWR Corp	300,987
34,533	*	Waters Corp	4,413,317
1,673	*	XBiotech, Inc	23,723
11,932	*,e	Xencor Inc	129,224
24,937	*,e	Xenoport, Inc	152,365
6,984	*	Zafgen, Inc	67,256
48,286	*,e	ZIOPHARM Oncology, Inc	549,978
216,395		Zoetis Inc	9,307,149
10,650	*	Zogenix, Inc	125,563
7,699	*	ZS Pharma, Inc	500,512
		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES	917,572,261

164

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

REAL ESTATE - 4.1%
27,624		Acadia Realty Trust	$908,553
11,101		AG Mortgage Investment Trust	168,846
6,410		Agree Realty Corp	207,556
20,362		Alexander & Baldwin, Inc	768,462
1,548		Alexander’s, Inc	611,290
29,256		Alexandria Real Estate Equities, Inc	2,625,433
501	*,e	Altisource Asset Management Corp	12,325
5,825	*,e	Altisource Portfolio Solutions S.A.	156,168
27,660		Altisource Residential Corp	398,027
19,801		American Assets Trust,Inc	834,810
44,669		American Campus Communities, Inc	1,812,221
161,567		American Capital Agency Corp	2,880,740
26,768		American Capital Mortgage, Inc	388,404
81,776		American Homes 4 Rent	1,349,304
20,663		American Residential Properties, Inc	342,386
193,671		American Tower Corp	19,798,986
416,555		Annaly Capital Management, Inc	4,144,722
50,785		Anworth Mortgage Asset Corp	242,244
62,218		Apartment Investment & Management Co (Class A)	2,438,323
22,915		Apollo Commercial Real Estate Finance, Inc	380,618
76,600		Apple Hospitality REIT, Inc	1,510,552
12,867		Ares Commercial Real Estate Corp	158,779
13,249		Armada Hoffler Properties, Inc	142,294
25,256		ARMOUR Residential REIT, Inc	518,253
11,429		Ashford Hospitality Prime, Inc	168,006
41,202		Ashford Hospitality Trust, Inc	283,470
5,479	*,e	AV Homes, Inc	72,542
57,230		AvalonBay Communities, Inc	10,005,521
82,733		BioMed Realty Trust, Inc	1,936,780
8,243		Bluerock Residential Growth REIT, Inc	96,608
66,497		Boston Properties, Inc	8,368,647
86,690		Brandywine Realty Trust	1,170,315
70,304		Brixmor Property Group, Inc	1,801,189
35,146		Camden Property Trust	2,593,423
37,170		Campus Crest Communities, Inc	246,437
53,268		Capstead Mortgage Corp	514,036
38,631		Care Capital Properties, Inc	1,272,891
13,212		CareTrust REIT, Inc	149,560
15,941		CatchMark Timber Trust Inc	174,554
77,914		CBL & Associates Properties, Inc	1,135,986
148,897	*	CBRE Group, Inc	5,550,880
34,982		Cedar Shopping Centers, Inc	244,524
124,129		Chambers Street Properties	878,833
16,749		Chatham Lodging Trust	383,385
24,623		Chesapeake Lodging Trust	678,117
86,265		Chimera Investment Corp	1,214,611
45,974		Colony Financial, Inc	935,111
74,908		Columbia Property Trust, Inc	1,860,715
51,186		Communications Sales & Leasing, Inc	1,028,327

165

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

1,845		Consolidated-Tomoka Land Co	$94,556
16,777		CorEnergy Infrastructure Trust, Inc	85,730
10,080		Coresite Realty	553,896
44,313		Corporate Office Properties Trust	1,019,199
56,670		Corrections Corp of America	1,615,095
90,162		Cousins Properties, Inc	905,226
143,225		Crown Castle International Corp	12,240,009
68,444		CubeSmart	1,904,112
21,953		CyrusOne, Inc	774,502
135,321		CYS Investments, Inc	1,044,678
42,903		DCT Industrial Trust, Inc	1,592,559
139,741		DDR Corp	2,347,649
81,627		DiamondRock Hospitality Co	953,403
55,543		Digital Realty Trust, Inc	4,107,960
58,620		Douglas Emmett, Inc	1,790,841
141,486		Duke Realty Corp	2,928,760
26,219		DuPont Fabros Technology, Inc	841,368
21,154		Dynex Capital, Inc	140,251
4,434		Easterly Government Properties, Inc	77,506
16,629		EastGroup Properties, Inc	933,885
19,438		Education Realty Trust, Inc	698,019
48,939		Empire State Realty Trust, Inc	872,093
23,334		Entertainment Properties Trust	1,325,605
24,334		Equinix, Inc	7,219,411
69,850	*	Equity Commonwealth	2,005,394
33,963		Equity Lifestyle Properties, Inc	2,054,082
26,833		Equity One, Inc	713,221
163,757		Equity Residential	12,661,691
27,030		Essex Property Trust, Inc	5,958,493
48,783		Extra Space Storage, Inc	3,865,565
35,523		Federal Realty Investment Trust	5,097,195
64,539		FelCor Lodging Trust, Inc	519,539
44,243		First Industrial Realty Trust, Inc	959,188
24,226		First Potomac Realty Trust	285,625
90,979	*	Forest City Enterprises, Inc (Class A)	2,010,636
16,040	*,e	Forestar Real Estate Group, Inc	226,966
36,242		Franklin Street Properties Corp	377,642
2,632	*	FRP Holdings, Inc	86,856
43,045		Gaming and Leisure Properties, Inc	1,255,623
258,090		General Growth Properties, Inc	7,471,706
30,818		Geo Group, Inc	994,497
11,101		Getty Realty Corp	187,385
17,812		Gladstone Commercial Corp	285,170
71,939		Government Properties Income Trust	1,171,167
22,853		Gramercy Property Trust, Inc	518,306
1,205		Great Ajax Corp	15,581
13,725		Hannon Armstrong Sustainable Infrastructure Capital, Inc	247,187
39,591		Hatteras Financial Corp	566,547
195,306		HCP, Inc	7,265,383
40,337		Healthcare Realty Trust, Inc	1,063,283
56,087		Healthcare Trust of America, Inc	1,475,649
20,220		Hersha Hospitality Trust	485,482

166

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

36,946		Highwoods Properties, Inc	$1,605,304
61,066		Hospitality Properties Trust	1,639,011
322,127		Host Marriott Corp	5,582,461
16,609	*	Howard Hughes Corp	2,052,540
30,801		Hudson Pacific Properties	879,985
18,150		Independence Realty Trust, Inc	142,296
34,121		Inland Real Estate Corp	301,971
53,272		Invesco Mortgage Capital, Inc	641,928
44,489		Investors Real Estate Trust	361,251
115,191		Iron Mountain, Inc	3,529,452
42,332	*	iStar Financial, Inc	547,776
24,786		Jones Lang LaSalle, Inc	4,132,074
38,952		Kennedy-Wilson Holdings, Inc	955,103
36,268		Kilroy Realty Corp	2,387,885
168,262		Kimco Realty Corp	4,504,374
34,550		Kite Realty Group Trust	912,466
15,875		Ladder Capital Corp	226,378
33,648		Lamar Advertising Co	1,898,757
45,653		LaSalle Hotel Properties	1,342,655
83,456		Lexington Realty Trust	737,751
60,813		Liberty Property Trust	2,068,858
26,742		LTC Properties, Inc	1,145,895
67,289		Macerich Co	5,702,070
45,234		Mack-Cali Realty Corp	984,292
5,671	*	Marcus & Millichap, Inc	247,085
84,405		Medical Properties Trust, Inc	953,777
176,434		MFA Mortgage Investments, Inc	1,220,923
31,176		Mid-America Apartment Communities, Inc	2,655,883
23,526		Monmouth Real Estate Investment Corp (Class A)	244,906
69,668		Monogram Residential Trust, Inc	686,926
15,029		National Health Investors, Inc	882,803
60,985		National Retail Properties, Inc	2,317,430
10,000		National Storage Affiliates Trust	150,400
101,576		New Residential Investment Corp	1,232,117
28,420		New Senior Investment Group, Inc	284,768
63,528		New York Mortgage Trust, Inc	360,839
33,407		New York REIT, Inc	380,840
8,034		NexPoint Residential Trust, Inc	105,888
150,390		NorthStar Realty Finance Corp	1,806,184
74,876		Omega Healthcare Investors, Inc	2,584,720
4,657		One Liberty Properties, Inc	109,719
6,980		Orchid Island Capital, Inc	61,982
56,038	*	Outfront Media, Inc	1,323,057
72,334		Paramount Group, Inc	1,285,375
34,833		Parkway Properties, Inc	582,756
29,966		Pebblebrook Hotel Trust	1,024,238
34,599		Pennsylvania REIT	777,786
36,240		Pennymac Mortgage Investment Trust	529,829
30,630		Physicians Realty Trust	489,467
72,058		Piedmont Office Realty Trust, Inc	1,396,484
75,813		Plum Creek Timber Co, Inc	3,088,622
21,589		Post Properties, Inc	1,289,727

167

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

31,491		Potlatch Corp	$983,779
10,617		Preferred Apartment Communities, Inc	116,256
228,637		Prologis, Inc	9,769,659
14,919		PS Business Parks, Inc	1,279,901
66,890		Public Storage, Inc	15,348,579
10,137		QTS Realty Trust, Inc	435,992
49,089		RAIT Investment Trust	238,082
31,883		Ramco-Gershenson Properties	535,634
59,632		Rayonier, Inc	1,350,665
4,574		Re/Max Holdings, Inc	172,303
73,153	*	Realogy Holdings Corp	2,860,282
96,493		Realty Income Corp	4,772,544
33,082		Redwood Trust, Inc	439,329
37,687		Regency Centers Corp	2,561,209
30,704		Resource Capital Corp	394,239
52,879		Retail Opportunities Investment Corp	958,696
96,240		Retail Properties of America, Inc	1,440,713
23,268		Rexford Industrial Realty, Inc	352,510
53,310		RLJ Lodging Trust	1,337,548
14,383		Rouse Properties, Inc	252,997
17,386		Ryman Hospitality Properties	914,504
25,906		Sabra Healthcare REIT, Inc	587,548
7,154		Saul Centers, Inc	401,125
23,268		Select Income REIT	470,014
90,920		Senior Housing Properties Trust	1,381,075
14,813		Silver Bay Realty Trust Corp	239,971
140,313		Simon Property Group, Inc	28,267,457
44,147		SL Green Realty Corp	5,236,717
13,860		Sovran Self Storage, Inc	1,384,198
183,274		Spirit Realty Capital, Inc	1,865,729
22,062	*,e	St. Joe Co	437,269
26,705		STAG Industrial, Inc	547,987
98,608		Starwood Property Trust, Inc	1,981,035
15,963		Starwood Waypoint Residential Trust	392,690
12,005		STORE Capital Corp	272,153
114,321	*	Strategic Hotels & Resorts, Inc	1,611,926
42,107		Summit Hotel Properties, Inc	550,760
19,286		Sun Communities, Inc	1,292,548
86,296		Sunstone Hotel Investors, Inc	1,247,840
46,688		Tanger Factory Outlet Centers, Inc	1,631,746
28,242		Taubman Centers, Inc	2,174,069
5,639	*	Tejon Ranch Co	127,047
18,932		Terreno Realty Corp	423,698
152,202		Two Harbors Investment Corp	1,287,629
106,510		UDR, Inc	3,670,335
9,682		UMH Properties, Inc	95,755
13,251		United Development Funding IV	227,917
4,970		Universal Health Realty Income Trust	246,959
38,734		Urban Edge Properties	919,545
11,670		Urstadt Biddle Properties, Inc (Class A)	234,567
154,524		Ventas, Inc	8,301,029
301,539		VEREIT, Inc	2,490,712

168

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

78,359		Vornado Realty Trust	$7,878,997
26,822		Washington REIT	724,462
49,812		Weingarten Realty Investors	1,781,277
149,364		Welltower, Inc	9,689,243
21,861		Western Asset Mortgage Capital Corp	249,653
219,547		Weyerhaeuser Co	6,439,314
9,142		Whitestone REIT	112,995
42,989		WP Carey, Inc	2,724,213
123,184		WP GLIMCHER, Inc	1,431,398
45,645		Xenia Hotels & Resorts, Inc	791,484
		TOTAL REAL ESTATE	412,149,707

RETAILING - 5.1%
10,432	*	1-800-FLOWERS.COM, Inc (Class A)	103,590
26,967		Aaron’s, Inc	665,276
29,830	e	Abercrombie & Fitch Co (Class A)	632,098
31,339		Advance Auto Parts, Inc	6,218,598
168,774	*	Amazon.com, Inc	105,635,647
82,186	e	American Eagle Outfitters, Inc	1,255,802
3,476	*	America’s Car-Mart, Inc	119,018
12,502	*	Asbury Automotive Group, Inc	990,158
70,905	*	Ascena Retail Group, Inc	944,455
30,042	*	Autonation, Inc	1,898,354
13,512	*	AutoZone, Inc	10,598,948
13,483	*	Barnes & Noble Education, Inc	198,874
21,334		Barnes & Noble, Inc	277,129
13,146	e	Bebe Stores, Inc	14,592
73,268	*	Bed Bath & Beyond, Inc	4,368,971
132,383		Best Buy Co, Inc	4,637,376
10,534		Big 5 Sporting Goods Corp	96,386
23,343	e	Big Lots, Inc	1,076,112
5,139	*	Blue Nile, Inc	175,240
13,210	*	Boot Barn Holdings, Inc	198,150
12,554	e	Buckle, Inc	444,914
7,177	*	Build-A-Bear Workshop, Inc	111,674
41,466	*	Burlington Stores, Inc	1,993,685
20,900	*,e	Cabela’s, Inc	818,653
20,175		Caleres, Inc	616,548
91,445	*	Carmax, Inc	5,396,169
10,463		Cato Corp (Class A)	395,083
60,996		Chico’s FAS, Inc	842,965
8,856		Children’s Place Retail Stores, Inc	475,301
6,249		Citi Trends, Inc	166,036
11,872	*,e	Conn’s, Inc	225,212
8,181	*,e	Container Store Group, Inc	93,345
9,586		Core-Mark Holding Co, Inc	779,246
31,930		CST Brands, Inc	1,147,245
14,776		Destination XL Group, Inc	86,292
38,461		Dick’s Sporting Goods, Inc	1,713,438
10,450		Dillard’s, Inc (Class A)	935,066
131,716		Dollar General Corp	8,926,393
100,045	*	Dollar Tree, Inc	6,551,947

169

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

32,017	e	DSW, Inc (Class A)	$798,504
8,439	*,e	Etsy, Inc	91,985
22,220	*	EVINE Live, Inc	57,328
42,126		Expedia, Inc	5,741,774
37,171		Express Parent LLC	717,400
5,627	*,e	Fenix Parts, Inc	44,284
20,843		Finish Line, Inc (Class A)	388,305
22,871	*,e	Five Below, Inc	785,390
62,079		Foot Locker, Inc	4,205,852
19,633	*	Francesca’s Holdings Corp	278,985
15,555		Fred’s, Inc (Class A)	215,126
7,507	*	FTD Cos, Inc	212,598
45,571	e	GameStop Corp (Class A)	2,099,456
101,898		Gap, Inc	2,773,664
9,647	*	Genesco, Inc	604,385
65,123		Genuine Parts Co	5,910,563
36,262		GNC Holdings, Inc	1,078,794
9,596		Group 1 Automotive, Inc	834,372
209,053	*	Groupon, Inc	775,587
24,348	e	Guess?, Inc	512,525
7,966		Haverty Furniture Cos, Inc	186,484
10,580	*,e	Hibbett Sports, Inc	361,413
568,568		Home Depot, Inc	70,297,747
13,393		HSN, Inc	828,357
128,924	*,e	JC Penney Co, Inc	1,182,233
7,029		Kirkland’s, Inc	161,597
86,453		Kohl’s Corp	3,987,212
111,463		L Brands, Inc	10,698,219
6,813	*,e	Lands’ End, Inc	168,145
210,045	*	Liberty Interactive Corp	5,748,932
31,587	*	Liberty TripAdvisor Holdings, Inc	985,199
61,017	*	Liberty Ventures	2,658,511
9,392		Lithia Motors, Inc (Class A)	1,102,527
129,988	*	LKQ Corp	3,848,945
416,430		Lowe’s Companies, Inc	30,745,027
10,988	*,e	Lumber Liquidators, Inc	151,854
150,131		Macy’s, Inc	7,653,678
10,573	*	MarineMax, Inc	167,053
8,430	*,e	Mattress Firm Holding Corp	358,865
23,925	e	Men’s Wearhouse, Inc	956,521
28,030	*	Michaels Cos, Inc	655,341
13,022		Monro Muffler, Inc	965,842
18,657	*	Murphy USA, Inc	1,144,980
185,134	*	NetFlix, Inc	20,064,823
58,086		Nordstrom, Inc	3,787,788
22,226		Nutri/System, Inc	514,087
240,294	*	Office Depot, Inc	1,831,040
43,978	*	O’Reilly Automotive, Inc	12,149,362
8,166	e	Outerwall, Inc	489,960
4,892	*,e	Overstock.com, Inc	76,609
10,430	*,e	Party City Holdco, Inc	165,107
18,385		Penske Auto Group, Inc	897,923

170

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

21,673	*	PEP Boys - Manny Moe & Jack	$325,962
8,830	e	PetMed Express, Inc	148,521
37,408	e	Pier 1 Imports, Inc	277,567
22,565	*	Priceline.com, Inc	32,814,926
21,824		Rent-A-Center, Inc	401,343
14,029	*,e	Restoration Hardware Holdings, Inc	1,446,250
176,359		Ross Stores, Inc	8,920,238
65,798	*	Sally Beauty Holdings, Inc	1,546,911
6,761	*,e	Sears Holdings Corp	158,005
23,405	*	Select Comfort Corp	496,186
9,335		Shoe Carnival, Inc	209,757
15,618	*	Shutterfly, Inc	651,427
38,362		Signet Jewelers Ltd	5,790,360
16,417		Sonic Automotive, Inc (Class A)	409,440
7,450	*	Sportsman’s Warehouse Holdings, Inc	80,162
18,281	e	Stage Stores, Inc	177,874
280,974		Staples, Inc	3,649,852
15,745		Stein Mart, Inc	139,501
4,288		Systemax, Inc	39,750
279,096		Target Corp	21,540,629
48,358		Tiffany & Co	3,986,634
12,603	*,e	Tile Shop Holdings, Inc	182,870
23,503	*	Tilly’s, Inc	171,337
296,166		TJX Companies, Inc	21,676,390
59,007		Tractor Supply Co	5,451,657
44,464		Travelport Worldwide Ltd	602,487
48,156	*	TripAdvisor, Inc	4,034,510
18,379	*	Tuesday Morning Corp	99,430
27,677		Ulta Salon Cosmetics & Fragrance, Inc	4,814,691
42,110	*	Urban Outfitters, Inc	1,204,346
35,854	*	Vitamin Shoppe, Inc	1,028,651
10,713	*	VOXX International Corp (Class A)	55,279
8,518	*,e	Wayfair, Inc	360,056
6,804	*	West Marine, Inc	69,265
38,985		Williams-Sonoma, Inc	2,875,144
892		Winmark Corp	89,869
10,806	*,e	Zumiez, Inc	188,889
		TOTAL RETAILING	511,058,410

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 2.4%
17,192	*	Advanced Energy Industries, Inc	486,190
278,371	e	Advanced Micro Devices, Inc	590,146
8,895	*,e	Alpha & Omega Semiconductor Ltd	78,988
128,947		Altera Corp	6,776,165
15,019	*,e	Ambarella, Inc	742,539
48,137	*	Amkor Technology, Inc	299,412
133,184		Analog Devices, Inc	8,007,022
532,360		Applied Materials, Inc	8,927,677
33,773	*	Applied Micro Circuits Corp	218,849
179,985		Atmel Corp	1,367,886
118,431		Avago Technologies Ltd	14,582,409
48,702	*	Axcelis Technologies, Inc	136,366

171

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

239,866		Broadcom Corp (Class A)	$12,329,112
28,194		Brooks Automation, Inc	311,262
10,069		Cabot Microelectronics Corp	424,610
4,818	*	Cascade Microtech, Inc	73,812
23,166	*	Cavium Networks, Inc	1,643,628
8,650	*	Ceva, Inc	202,150
27,661	*	Cirrus Logic, Inc	852,789
10,237		Cohu, Inc	128,884
76,044	*,e	Cree, Inc	1,915,548
233,700	e	Cypress Semiconductor Corp	2,463,198
15,352	*	Diodes, Inc	351,561
9,301	*	DSP Group, Inc	93,940
58,326	*	Entegris, Inc	748,323
15,727	*	Exar Corp	89,487
48,686	*	Fairchild Semiconductor International, Inc	812,082
35,499	*	First Solar, Inc	2,025,928
23,909	*	Formfactor, Inc	197,010
48,582	*	Freescale Semiconductor Holdings Ltd	1,627,011
16,268	*	Inphi Corp	484,298
64,415	*	Integrated Device Technology, Inc	1,642,582
12,945		Integrated Silicon Solution, Inc	291,004
2,072,085		Intel Corp	70,160,798
59,817		Intersil Corp (Class A)	810,520
9,988		IXYS Corp	124,450
67,485		Kla-Tencor Corp	4,529,593
28,048	*	Kopin Corp	74,888
67,404		Lam Research Corp	5,162,472
46,871	*	Lattice Semiconductor Corp	214,669
101,837		Linear Technology Corp	4,523,600
9,866	*	MA-COM Technology Solutions	332,879
189,617		Marvell Technology Group Ltd	1,556,756
31,593	*	Mattson Technology, Inc	73,928
118,504		Maxim Integrated Products, Inc	4,856,294
21,700	*	MaxLinear, Inc	282,100
89,744	e	Microchip Technology, Inc	4,333,738
471,888	*	Micron Technology, Inc	7,814,465
39,909		Microsemi Corp	1,437,123
22,106		MKS Instruments, Inc	779,015
16,118		Monolithic Power Systems, Inc	1,006,086
9,714	*	Nanometrics, Inc	148,430
12,097	*	NeoPhotonics Corp Ltd	100,042
1,929		NVE Corp	114,370
230,369		Nvidia Corp	6,535,569
25,808	*	Omnivision Technologies, Inc	745,077
179,953	*	ON Semiconductor Corp	1,979,483
12,269	*	PDF Solutions, Inc	129,561
9,022		Pericom Semiconductor Corp	157,434
27,944	*	Photronics, Inc	267,983
77,701	*	PMC - Sierra, Inc	926,196
12,028		Power Integrations, Inc	608,737
64,922	*	Qorvo, Inc	2,852,023
51,257	*,e	Rambus, Inc	528,972

172

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

13,099	*	Rudolph Technologies, Inc	$167,536
29,634	*	Semtech Corp	518,595
14,732	*	Sigma Designs, Inc	129,789
32,345	*	Silicon Laboratories, Inc	1,616,280
82,390		Skyworks Solutions, Inc	6,363,804
135,700	*,e	SunEdison, Inc	990,610
22,758	*,e	SunPower Corp	610,825
88,985		Teradyne, Inc	1,736,987
24,143		Tessera Technologies, Inc	844,281
460,241		Texas Instruments, Inc	26,104,870
12,988	*	Ultra Clean Holdings	63,381
11,718	*	Ultratech, Inc	183,152
18,349	*	Veeco Instruments, Inc	330,649
22,930	*	Xcerra Corp	159,134
124,342		Xilinx, Inc	5,921,166
		TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT	239,830,178

SOFTWARE & SERVICES - 11.8%
14,259	*	A10 Networks, Inc	102,380
282,636		Accenture plc	30,298,579
48,794	*	ACI Worldwide, Inc	1,168,616
219,486		Activision Blizzard, Inc	7,629,333
17,102	*	Actua Corp	236,863
31,651	*	Acxiom Corp	700,120
217,814	*	Adobe Systems, Inc	19,311,389
82,850	*	Akamai Technologies, Inc	5,038,937
26,509	*	Alliance Data Systems Corp	7,881,391
127,200	*	Alphabet, Inc (Class A)	93,796,008
130,336	*	Alphabet, Inc (Class C)	92,644,132
7,645	*,e	Amber Road, Inc	30,733
64,066		Amdocs Ltd	3,816,412
9,809		American Software, Inc (Class A)	100,346
21,348	*,e	Angie’s List, Inc	165,020
47,097	*	Ansys, Inc	4,488,815
2,179	*,e	Apigee Corp	21,027
36,651	*	Aspen Technology, Inc	1,516,985
97,516	*	Autodesk, Inc	5,381,908
214,784		Automatic Data Processing, Inc	18,684,060
16,870	*	AVG Technologies NV	399,819
27,384	*	Bankrate, Inc	325,048
3,385	*	Barracuda Networks, Inc	64,924
26,404	*,e	Bazaarvoice, Inc	116,970
3,373	*,e	Benefitfocus, Inc	107,801
8,337	*,e	Black Knight Financial Services, Inc	300,382
19,455		Blackbaud, Inc	1,219,634
22,491	*	Blackhawk Network Holdings, Inc	957,667
17,474		Blucora, Inc	171,245
41,933		Booz Allen Hamilton Holding Co	1,235,346
16,992	*	Bottomline Technologies, Inc	470,339
5,712	*,e	Box, Inc	71,286
13,975	*	Brightcove, Inc	86,645
49,717		Broadridge Financial Solutions, Inc	2,962,139

173

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

12,343	*	BroadSoft, Inc	$394,606
165,271		CA, Inc	4,579,659
11,039	*	CACI International, Inc (Class A)	1,071,225
121,648	*	Cadence Design Systems, Inc	2,703,019
23,354	*	Callidus Software, Inc	405,659
7,703	*	Carbonite, Inc	77,954
18,501	*	Cardtronics, Inc	638,284
8,834	*,e	Care.com, Inc	53,092
4,627		Cass Information Systems, Inc	241,344
67,271		CDK Global, Inc	3,349,423
9,269	*	ChannelAdvisor Corp	80,826
30,571	*	Ciber, Inc	109,138
14,612	*,e	Cimpress NV	1,152,887
68,524	*	Citrix Systems, Inc	5,625,820
474	*,e	Code Rebel Corp	2,356
273,954	*	Cognizant Technology Solutions Corp (Class A)	18,659,007
18,720	*	Commvault Systems, Inc	758,534
57,639		Computer Sciences Corp	3,838,181
14,484	*	comScore, Inc	619,626
13,409	*	Constant Contact, Inc	349,975
40,661		Convergys Corp	1,043,768
22,842	*	Cornerstone OnDemand, Inc	719,523
13,580	*	CoStar Group, Inc	2,757,691
13,500		CSG Systems International, Inc	452,520
24,249	*	Cvent, Inc	766,511
8,444	*	Datalink Corp	61,641
14,070	*,e	Demandware, Inc	797,769
18,118	*	DHI Group, Inc	163,968
3,147	*,e	Digimarc Corp	70,682
20,736	*,e	Digital Turbine, Inc	34,422
14,982		DST Systems, Inc	1,830,051
44,030		EarthLink Holdings Corp	376,456
518,104	*	eBay, Inc	14,455,102
11,888	e	Ebix, Inc	329,654
137,427	*	Electronic Arts, Inc	9,904,364
12,309	*	Ellie Mae, Inc	898,311
24,698	*,e	Endurance International Group Holdings, Inc	329,224
11,448	*	EnerNOC, Inc	89,752
14,730	*,e	Envestnet, Inc	439,838
20,502	*	EPAM Systems, Inc	1,585,830
13,005		EPIQ Systems, Inc	179,469
2,188		ePlus, Inc	184,711
21,592	*	Euronet Worldwide, Inc	1,732,542
34,337	*	Everi Holdings, Inc	160,697
27,235		EVERTEC, Inc	496,766
8,968	*	Everyday Health, Inc	84,299
13,761	*	ExlService Holdings, Inc	609,062
950,948	*	Facebook, Inc	96,968,167
22,906		Factset Research Systems, Inc	4,011,299
13,745		Fair Isaac Corp	1,269,626
121,019		Fidelity National Information Services, Inc	8,824,705
67,423	*,e	FireEye, Inc	1,763,111

174

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

39,171	*	First American Corp	$1,526,886
101,586	*	Fiserv, Inc	9,804,065
11,180	*	Five9, Inc	48,409
39,234	*	FleetCor Technologies, Inc	5,683,437
16,143	*,e	FleetMatics Group plc	898,519
5,122		Forrester Research, Inc	165,287
61,407	*	Fortinet, Inc	2,109,945
36,058		Gartner, Inc	3,269,379
66,111		Genpact Ltd	1,638,231
11,654	*	Gigamon, Inc	305,684
28,600		Global Payments, Inc	3,901,326
6,392	*,e	Globant S.A.	220,971
50,659	*,e	Glu Mobile, Inc	208,715
9,925	*,e	GoDaddy, Inc	272,739
23,773	*,e	Gogo, Inc	335,912
31,733	*,e	GrubHub, Inc	760,957
10,255	*	GTT Communications, Inc	191,974
8,100	*,e	Guidance Software, Inc	45,684
29,493	*	Guidewire Software, Inc	1,717,377
10,211		Hackett Group, Inc	151,940
16,386		Heartland Payment Systems, Inc	1,212,564
39,911	*	HomeAway, Inc	1,259,591
3,226	*,e	Hortonworks, Inc	62,778
7,885	*	HubSpot, Inc	409,074
30,803		IAC/InterActiveCorp	2,064,109
11,176	*,e	Imperva, Inc	789,249
46,170	*	Infoblox, Inc	753,033
6,987	*	Interactive Intelligence, Inc	225,960
23,532	*	Internap Network Services Corp	159,076
403,679		International Business Machines Corp	56,547,354
125,665		Intuit, Inc	12,243,541
20,267		j2 Global, Inc	1,571,706
47,198		Jack Henry & Associates, Inc	3,650,293
24,819	*	Jive Software, Inc	120,869
36,827	e	King Digital Entertainment plc	550,932
11,023	*	Knot, Inc	166,778
29,543		Leidos Holdings, Inc	1,553,076
31,019	*	Limelight Networks, Inc	63,279
48,752	*	LinkedIn Corp	11,742,894
25,980	*	Lionbridge Technologies	140,032
10,535	*	Liquidity Services, Inc	86,282
23,943	*	Liveperson, Inc	186,755
10,258	*	LogMeIn, Inc	690,979
7,558	*	Luxoft Holding, Inc	503,665
30,778	*	Manhattan Associates, Inc	2,242,177
9,855		Mantech International Corp (Class A)	284,809
13,195		Marchex, Inc (Class B)	57,002
13,298	*,e	Marin Software, Inc	47,607
14,726	*,e	Marketo, Inc	433,386
443,616		Mastercard, Inc (Class A)	43,913,548
27,274		MAXIMUS, Inc	1,860,087
41,078		Mentor Graphics Corp	1,117,322

175

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

3,560,029		Microsoft Corp	$187,399,927
3,800	*	MicroStrategy, Inc (Class A)	653,866
16,990	*,e	MobileIron, Inc	65,581
8,810	*	Model N, Inc	88,981
16,185	e	ModusLink Global Solutions, Inc	46,775
14,404	*	MoneyGram International, Inc	145,624
16,404		Monotype Imaging Holdings, Inc	448,485
38,282	*	Monster Worldwide, Inc	240,028
16,761	*,e	NetSuite, Inc	1,425,858
24,084	*,e	NeuStar, Inc (Class A)	654,844
2,428	*	New Relic, Inc	96,270
26,809		NIC, Inc	508,567
105,971	*	Nuance Communications, Inc	1,798,328
11,263	*,e	OPOWER, Inc	108,688
1,408,225		Oracle Corp	54,695,459
92,319	*	Pandora Media, Inc	1,062,592
3,781	*,e	Park City Group, Inc	44,049
155,868		Paychex, Inc	8,039,671
13,329	*,e	Paycom Software, Inc	506,635
6,376	*	Paylocity Holding Corp	214,042
528,549	*	PayPal Holdings, Inc	19,033,049
14,355		Pegasystems, Inc	400,361
14,896	*	Perficient, Inc	249,061
4,957	*,e	PFSweb, Inc	79,411
23,615	*	Progress Software Corp	573,372
16,626	*,e	Proofpoint, Inc	1,171,135
10,016	*	PROS Holdings, Inc	240,584
47,974	*	PTC, Inc	1,700,199
9,749	*	Q2 Holdings, Inc	240,313
3,997		QAD, Inc (Class A)	102,083
38,331	*	QLIK Technologies, Inc	1,202,443
10,529	*	Qualys, Inc	371,884
15,203	*	QuinStreet, Inc	84,377
25,728	*,e	Quotient Technology, Inc	142,533
51,869	*	Rackspace Hosting, Inc	1,340,814
9,129		RealNetworks, Inc	35,421
21,632	*,e	RealPage, Inc	365,581
78,083	*	Red Hat, Inc	6,177,146
3,209		Reis, Inc	78,107
15,888	*	RetailMeNot, Inc	139,656
22,672	*	RingCentral, Inc	419,432
40,946	*,e	Rocket Fuel, Inc	188,352
37,512	*	Rovi Corp	343,235
10,830	*	Rubicon Project, Inc	164,183
47,268		Sabre Corp	1,385,898
286,067	*	Salesforce.com, Inc	22,230,267
9,731		Sapiens International Corp NV	114,923
20,630		Science Applications International Corp	946,092
11,070	*	Sciquest, Inc	131,290
13,463	*	Seachange International, Inc	87,106
65,648	*	ServiceNow, Inc	5,360,159
26,981	*	ServiceSource International LLC	115,209

176

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

8,287	*,e	Shutterstock, Inc	$236,014
16,631	*,e	Silver Spring Networks, Inc	218,032
27,573	*	SolarWinds, Inc	1,600,061
29,539		Solera Holdings, Inc	1,614,602
53,944	*	Splunk, Inc	3,029,495
7,006	*	SPS Commerce, Inc	503,171
34,269		SS&C Technologies Holdings, Inc	2,541,046
6,035		Stamps.com, Inc	456,306
15,730	*	Sykes Enterprises, Inc	456,170
294,576		Symantec Corp	6,068,266
16,154	*	Synchronoss Technologies, Inc	568,298
67,583	*	Synopsys, Inc	3,377,798
23,579	*	Syntel, Inc	1,109,156
16,908	*	TA Indigo Holding Corp	147,945
24,852	*	Tableau Software, Inc	2,086,574
36,682		Take-Two Interactive Software, Inc	1,217,842
16,127	*	Tangoe, Inc	133,532
8,465	*	TechTarget, Inc	78,978
20,386	*	TeleCommunication Systems, Inc (Class A)	83,379
11,456	*	TeleNav, Inc	82,483
7,285		TeleTech Holdings, Inc	211,993
60,975	*	Teradata Corp	1,714,007
8,468	*,e	Textura Corp	248,620
44,696	*	TiVo, Inc	405,840
68,565		Total System Services, Inc	3,596,234
4,367	*	Travelzoo, Inc	39,041
20,717	*,e	TrueCar, Inc	127,202
6,028	*,e	TubeMogul, Inc	72,035
245,286	*	Twitter, Inc	6,980,840
13,996		Tyler Technologies, Inc	2,384,359
11,970	*	Ultimate Software Group, Inc	2,446,070
64,589	*,e	Unisys Corp	865,493
5,839	*	United Online, Inc	68,200
59,326	*	Vantiv, Inc	2,975,199
3,825	*,e	Varonis Systems, Inc	61,085
12,292	*,e	Vasco Data Security International	233,671
48,981	*	VeriFone Systems, Inc	1,476,287
25,427	*	Verint Systems, Inc	1,209,817
44,687	e	VeriSign, Inc	3,601,772
21,463	e	VirnetX Holding Corp	81,559
12,397	*	Virtusa Corp	711,960
869,715		Visa, Inc (Class A)	67,472,490
45,978	*,e	VMware, Inc (Class A)	2,765,577
15,884	*,e	WebMD Health Corp (Class A)	645,843
19,433	*	Website Pros, Inc	456,093
266,659		Western Union Co	5,133,186
16,055	*	WEX, Inc	1,443,505
9,183	*	Wix.com Ltd	203,128
44,810	*	Workday, Inc	3,538,646
3,075	*,e	Workiva, Inc	50,984
471,407		Xerox Corp	4,426,512
13,615	*	Xoom Corp	339,558

177

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

9,182	*	Xura, Inc	$237,630
408,835	*	Yahoo!, Inc	14,562,703
29,129	*,e	Yelp, Inc	648,120
7,511	*	Yodlee, Inc	126,035
22,719	*,e	Zendesk, Inc	457,106
18,892	*,e	Zillow Group, Inc	582,063
37,784	*,e	Zillow Group, Inc (Class C)	1,046,239
23,238		Zix Corp	120,373
324,452	*	Zynga, Inc	768,951
		TOTAL SOFTWARE & SERVICES	1,163,174,809

TECHNOLOGY HARDWARE & EQUIPMENT - 5.9%
48,192	*,e	3D Systems Corp	484,812
24,640		Adtran, Inc	382,659
10,358	*,e	Aerohive Networks, Inc	69,813
5,601	*	Agilysys, Inc	63,683
5,798		Alliance Fiber Optic Products, Inc	78,911
129,544		Amphenol Corp (Class A)	7,023,876
12,849	*	Anixter International, Inc	881,184
2,531,799		Apple, Inc	302,549,980
9,184	*,e	Applied Optoelectronics, Inc	189,374
14,184	*,e	Arista Networks, Inc	915,010
57,332	*	ARRIS Group, Inc	1,620,202
41,766		Arrow Electronics, Inc	2,296,712
12,829	*,e	Avid Technology, Inc	108,405
59,322		Avnet, Inc	2,694,998
21,648		AVX Corp	292,248
5,631	e	Badger Meter, Inc	341,126
4,329		Bel Fuse, Inc (Class B)	78,052
17,889		Belden CDT, Inc	1,145,433
21,281	*	Benchmark Electronics, Inc	420,938
6,118		Black Box Corp	74,701
173,985		Brocade Communications Systems, Inc	1,812,924
15,298	*	CalAmp Corp	290,050
18,584	*	Calix Networks, Inc	129,902
54,528		CDW Corp	2,436,856
16,366		Checkpoint Systems, Inc	122,418
52,154	*	Ciena Corp	1,258,998
2,221,122		Cisco Systems, Inc	64,079,370
4,709	*,e	Clearfield, Inc	66,067
36,557		Cognex Corp	1,374,543
9,960		Coherent, Inc	539,832
44,163	*	CommScope Holding Co, Inc	1,432,206
6,617		Comtech Telecommunications Corp	159,867
8,807	*,e	Control4 Corp	57,598
543,453		Corning, Inc	10,108,226
16,770	*	Cray, Inc	496,895
13,984		CTS Corp	254,229
15,342		Daktronics, Inc	148,817
32,205		Diebold, Inc	1,187,398
10,399	*	Digi International, Inc	134,147
30,418		Dolby Laboratories, Inc (Class A)	1,054,592

178

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

7,396	*	DTS, Inc	$220,105
7,109	*	Eastman Kodak Co	89,005
20,185	*	EchoStar Corp (Class A)	904,894
7,109		Electro Rent Corp	73,791
19,017	*	Electronics for Imaging, Inc	883,150
845,885		EMC Corp	22,179,105
10,385	*	EMCORE Corp	71,033
42,439	*	Extreme Networks, Inc	152,356
30,814	*	F5 Networks, Inc	3,395,703
14,267		Fabrinet	309,166
7,269	*	FARO Technologies, Inc	245,620
17,295		FEI Co	1,248,526
43,394	*	Finisar Corp	493,390
18,422	*,e	Fitbit, Inc	746,828
57,796		Flir Systems, Inc	1,541,419
14,868	*	GSI Group, Inc	200,867
39,552	*	Harmonic, Inc	227,820
63,000		Harris Corp	4,985,190
793,140		Hewlett-Packard Co	21,383,054
22,069	*	II-VI, Inc	399,890
13,663	*	Imation Corp	27,599
11,513	*	Immersion Corp	149,439
54,773	*,e	Infinera Corp	1,082,315
64,117		Ingram Micro, Inc (Class A)	1,909,404
17,922	*	Insight Enterprises, Inc	455,219
16,078		InterDigital, Inc	815,798
34,400	*,e	InvenSense, Inc	410,048
14,995		IPG Photonics Corp	1,238,887
23,332	*	Itron, Inc	856,984
26,439	*	Ixia	380,986
119,485		Jabil Circuit, Inc	2,745,765
167,921		Juniper Networks, Inc	5,271,040
70,718	*	Keysight Technologies, Inc	2,339,351
12,299	*	Kimball Electronics, Inc	140,086
37,514	*,e	Knowles Corp	624,983
5,979	*	KVH Industries, Inc	58,594
52,096		Lexmark International, Inc (Class A)	1,692,599
9,266		Littelfuse, Inc	925,951
19,606	*	Lumentum Holdings, Inc	281,150
13,539	*	Mercury Computer Systems, Inc	232,329
1,202	e	Mesa Laboratories, Inc	134,444
15,985		Methode Electronics, Inc	532,780
88,703		Motorola, Inc	6,206,549
6,091		MTS Systems Corp	402,189
3,946	*	Multi-Fineline Electronix, Inc	73,317
63,883		National Instruments Corp	1,946,515
72,669	*	NCR Corp	1,932,995
132,768		NetApp, Inc	4,514,112
14,600	*	Netgear, Inc	604,440
46,172	*	Netscout Systems, Inc	1,656,190
16,531	*	Newport Corp	249,783
54,920	*,e	Nimble Storage, Inc	1,241,192

179

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

16,489	*	Novatel Wireless, Inc	$35,451
42,356	*	Oclaro, Inc	124,103
8,081	*	OSI Systems, Inc	696,421
36,084	*	Palo Alto Networks, Inc	5,809,524
8,151		Park Electrochemical Corp	133,187
3,831		PC Connection, Inc	89,032
16,902		Plantronics, Inc	906,285
13,718	*	Plexus Corp	474,917
55,882	*	Polycom, Inc	770,054
35,882	*	QLogic Corp	444,937
721,299		Qualcomm, Inc	42,859,587
123,689	*	Quantum Corp	103,899
16,469	*	RealD, Inc	167,490
12,287	*	Rofin-Sinar Technologies, Inc	355,832
7,760	*	Rogers Corp	360,995
31,942	*	Ruckus Wireless, Inc	360,306
89,673		SanDisk Corp	6,904,821
34,320	*	Sanmina Corp	709,394
11,491	*	Scansource, Inc	396,554
28,040	*	ShoreTel, Inc	264,698
13,572	*	Silicon Graphics International Corp	59,310
20,395	*	Sonus Networks, Inc	134,811
21,464	*,e	Stratasys Ltd	547,332
20,685	*	Super Micro Computer, Inc	583,524
18,933	*	Synaptics, Inc	1,611,009
11,840		SYNNEX Corp	1,047,130
15,974	*	Tech Data Corp	1,162,747
111,915	*	Trimble Navigation Ltd	2,546,066
24,970	*	TTM Technologies, Inc	182,281
13,901	*,e	Ubiquiti Networks, Inc	405,631
17,564	*	Universal Display Corp	602,621
17,984	*,e	Viasat, Inc	1,186,225
98,032	*	Viavi Solutions, Inc	583,290
38,044	*,e	Violin Memory, Inc	61,251
55,691	e	Vishay Intertechnology, Inc	590,325
5,516	*	Vishay Precision Group, Inc	64,703
98,753		Western Digital Corp	6,598,675
22,239	*	Zebra Technologies Corp (Class A)	1,710,179
		TOTAL TECHNOLOGY HARDWARE & EQUIPMENT	591,385,594

TELECOMMUNICATION SERVICES - 2.2%
37,114	*	8x8, Inc	395,635
2,695,302		AT&T, Inc	90,319,570
3,922		Atlantic Tele-Network, Inc	299,719
15,710	*	Boingo Wireless, Inc	121,438
254,855		CenturyTel, Inc	7,189,460
87,920	*	Cincinnati Bell, Inc	331,458
30,635		Cogent Communications Group, Inc	941,107
21,043	e	Consolidated Communications Holdings, Inc	465,050
8,375	*,e	Fairpoint Communications, Inc	134,335
479,381	e	Frontier Communications Corp	2,464,018
14,505	*	General Communication, Inc (Class A)	295,394

180

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

201,015	*,e	Globalstar, Inc	$361,827
3,994	*	Hawaiian Telcom Holdco, Inc	91,143
25,075		IDT Corp (Class B)	324,721
44,053	*,e	inContact, Inc	392,072
15,044		Inteliquent, Inc	311,712
10,667	*,e	Intelsat S.A.	70,616
34,324	*,e	Iridium Communications, Inc	281,800
133,476	*	Level 3 Communications, Inc	6,800,602
8,919		Lumos Networks Corp	115,590
9,455	*	NTELOS Holdings Corp	86,892
25,361	*	Orbcomm, Inc	150,644
5,431	*,e	Pacific DataVision, Inc	152,177
19,090	*	Premiere Global Services, Inc	261,151
62,261	*	SBA Communications Corp (Class A)	7,410,304
9,896		Shenandoah Telecom Co	463,034
11,251		Spok Holdings, Inc	202,856
368,672	*,e	Sprint Corp	1,743,819
4,184	*,e	Straight Path Communications, Inc	129,704
38,769		Telephone & Data Systems, Inc	1,110,344
124,389	*	T-Mobile US, Inc	4,713,099
5,233		US Cellular Corp	213,192
1,800,787		Verizon Communications, Inc	84,420,895
76,451	*	Vonage Holdings Corp	464,058
42,654	e	Windstream Holdings, Inc	277,678
60,690	*	Zayo Group Holdings, Inc	1,610,106
		TOTAL TELECOMMUNICATION SERVICES	215,117,220

TRANSPORTATION - 2.2%
22,768	*	Air Transport Services Group, Inc	222,899
54,256		Alaska Air Group, Inc	4,137,020
5,558		Allegiant Travel Co	1,097,427
3,092		Amerco, Inc	1,256,311
312,746		American Airlines Group, Inc	14,455,120
10,986		Arkansas Best Corp	284,537
11,244	*	Atlas Air Worldwide Holdings, Inc	463,703
52,001	*	Avis Budget Group, Inc	2,596,930
10,955		Celadon Group, Inc	158,628
64,549		CH Robinson Worldwide, Inc	4,478,410
14,198	e	Copa Holdings S.A. (Class A)	717,283
4,833	*	Covenant Transportation Group, Inc	93,277
434,484		CSX Corp	11,726,723
356,439		Delta Air Lines, Inc	18,121,359
8,964	*,e	Eagle Bulk Shipping, Inc	54,680
12,303	*	Echo Global Logistics, Inc	292,688
93,777		Expeditors International of Washington, Inc	4,669,157
120,477		FedEx Corp	18,800,436
12,492		Forward Air Corp	566,637
22,134	*	Genesee & Wyoming, Inc (Class A)	1,485,191
27,096	e	Golden Ocean Group Ltd (Oslo)	53,379
19,743	*	Hawaiian Holdings, Inc	685,082
21,551	e	Heartland Express, Inc	405,805
173,271	*	Hertz Global Holdings, Inc	3,378,784

181

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

16,757	*	Hub Group, Inc (Class A)	$669,945
38,011		J.B. Hunt Transport Services, Inc	2,902,900
150,965	*	JetBlue Airways Corp	3,749,971
52,195		Kansas City Southern Industries, Inc	4,319,658
23,091	*	Kirby Corp	1,507,611
24,695		Knight Transportation, Inc	627,747
20,034		Landstar System, Inc	1,262,943
28,958		Macquarie Infrastructure Co LLC	2,303,609
9,209		Marten Transport Ltd	150,936
17,501		Matson, Inc	802,071
35,711	e	Navios Maritime Holdings, Inc	75,350
135,863		Norfolk Southern Corp	10,873,116
28,547	*	Old Dominion Freight Line	1,768,201
1,308		PAM Transportation Services, Inc	46,709
3,699		Park-Ohio Holdings Corp	127,615
11,295	*	Radiant Logistics, Inc	44,841
14,300	*	Roadrunner Transportation Services Holdings, Inc	152,152
21,983		Ryder System, Inc	1,577,940
19,150		Safe Bulkers, Inc	58,982
9,841	*	Saia, Inc	232,346
146,704	*	Scorpio Bulkers, Inc	205,386
24,262		Skywest, Inc	461,948
291,443		Southwest Airlines Co	13,490,896
30,530	*	Spirit Airlines, Inc	1,133,274
38,046	*	Swift Transportation Co, Inc	594,659
375,349		Union Pacific Corp	33,537,433
162,222		United Continental Holdings, Inc	9,783,609
302,539		United Parcel Service, Inc (Class B)	31,167,568
2,557	e	Universal Truckload Services, Inc	40,861
4,109	*	USA Truck, Inc	74,702
38,374		UTI Worldwide, Inc	273,607
10,159	*,e	Virgin America, Inc	361,762
17,944		Werner Enterprises, Inc	474,798
25,773	*	Wesco Aircraft Holdings, Inc	321,132
30,234	*,e	XPO Logistics, Inc	839,296
14,424	*	YRC Worldwide, Inc	263,382
		TOTAL TRANSPORTATION	216,480,422

UTILITIES - 3.0%
23,634	e	Abengoa Yield plc	437,938
297,945		AES Corp	3,262,498
48,609		AGL Resources, Inc	3,038,062
19,876		Allete, Inc	997,974
46,009		Alliant Energy Corp	2,715,451
99,305		Ameren Corp	4,337,642
213,477		American Electric Power Co, Inc	12,093,472
18,348		American States Water Co	747,681
77,603		American Water Works Co, Inc	4,451,308
107,579		Aqua America, Inc	3,076,759
3,086		Artesian Resources Corp	75,175
58,875	e	Atlantic Power Corp	120,105
40,888		Atmos Energy Corp	2,575,944

182

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

24,723		Avista Corp	$836,874
18,241		Black Hills Corp	835,073
24,995		California Water Service Group	558,888
161,692	*	Calpine Corp	2,507,843
186,975		Centerpoint Energy, Inc	3,468,386
6,361		Chesapeake Utilities Corp	332,108
28,650		Cleco Corp	1,518,450
112,805		CMS Energy Corp	4,068,876
4,663		Connecticut Water Service, Inc	171,645
124,853		Consolidated Edison, Inc	8,209,085
6,110	e	Consolidated Water Co, Inc	67,638
263,546		Dominion Resources, Inc	18,825,091
74,125		DTE Energy Co	6,047,859
304,169		Duke Energy Corp	21,738,958
54,051	*	Dynegy, Inc	1,050,211
140,871		Edison International	8,525,513
17,179		El Paso Electric Co	664,312
27,444		Empire District Electric Co	618,862
87,964		Entergy Corp	5,995,626
138,685		Eversource Energy	7,064,614
379,094		Exelon Corp	10,584,304
185,207		FirstEnergy Corp	5,778,458
5,556	e	Genie Energy Ltd	63,005
62,038		Great Plains Energy, Inc	1,706,045
43,719		Hawaiian Electric Industries, Inc	1,279,218
20,674		Idacorp, Inc	1,382,057
63,862		ITC Holdings Corp	2,089,565
17,510		Laclede Group, Inc	1,025,561
80,055		MDU Resources Group, Inc	1,509,837
15,712		MGE Energy, Inc	648,434
6,217		Middlesex Water Co	160,212
34,836		National Fuel Gas Co	1,829,935
34,398		New Jersey Resources Corp	1,089,729
197,957		NextEra Energy, Inc	20,322,266
132,305		NiSource, Inc	2,534,964
17,310		Northwest Natural Gas Co	826,899
18,919		NorthWestern Corp	1,025,221
149,338		NRG Energy, Inc	1,924,967
15,511	e	NRG Yield, Inc (Class A)	212,966
26,407	e	NRG Yield, Inc (Class C)	381,317
82,512		OGE Energy Corp	2,352,417
33,943		ONE Gas, Inc	1,657,776
15,517	e	Ormat Technologies, Inc	585,301
16,775		Otter Tail Corp	460,306
21,668		Pattern Energy Group, Inc	506,814
127,054		Pepco Holdings, Inc	3,383,448
209,300		PG&E Corp	11,176,620
41,759		Piedmont Natural Gas Co, Inc	2,393,208
61,178		Pinnacle West Capital Corp	3,885,415
32,366		PNM Resources, Inc	910,132
31,389		Portland General Electric Co	1,163,904
290,795		PPL Corp	10,003,348

183

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

219,578		Public Service Enterprise Group, Inc	$9,066,376
98,551		Questar Corp	2,035,078
58,690		SCANA Corp	3,475,622
103,443		Sempra Energy	10,593,598
6,635		SJW Corp	210,529
27,630		South Jersey Industries, Inc	732,471
403,527		Southern Co	18,199,068
18,799		Southwest Gas Corp	1,155,386
1,491	e	Spark Energy, Inc	25,287
41,632	*	Talen Energy Corp	361,366
95,137		TECO Energy, Inc	2,568,699
18,831	*	TerraForm Global, Inc	143,680
35,116		TerraForm Power, Inc	640,867
71,672		UGI Corp	2,628,212
23,623		UIL Holdings Corp	1,204,537
8,987		Unitil Corp	318,769
33,919		Vectren Corp	1,542,297
10,796	*,e	Vivint Solar, Inc	127,717
131,687		WEC Energy Group, Inc	6,789,782
53,789		Westar Energy, Inc	2,135,423
20,634		WGL Holdings, Inc	1,284,054
211,279		Xcel Energy, Inc	7,527,871
5,212		York Water Co	120,814
		TOTAL UTILITIES	298,777,073

		TOTAL COMMON STOCKS	9,965,641,122
		(Cost $6,777,888,182)

RIGHTS / WARRANTS - 0.0%
ENERGY - 0.0%
7,432	e,m	Magnum Hunter Resources Corp	0
		TOTAL ENERGY	0

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 0.0%
1,296	m	Forest Laboratories, Inc CVR	1,231
2,832	m	Furiex Pharmaceuticals, Inc	27,669
1,988	m	Omthera Pharmaceuticals, Inc	1,193
12,340	m	Trius Therapeutics, Inc	1,604
		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES	31,697

SOFTWARE & SERVICES - 0.0%
3,514	e,m	Gerber Scientific, Inc	0
		TOTAL SOFTWARE & SERVICES	0

TELECOMMUNICATION SERVICES - 0.0%
19,784	m	Leap Wireless International, Inc	49,856
		TOTAL TELECOMMUNICATION SERVICES	49,856

		TOTAL RIGHTS / WARRANTS	81,553
		(Cost $77,613)

184

TIAA-CREF FUNDS - Equity Index Fund

PRINCIPAL		ISSUER	RATE	MATURITY DATE	VALUE

SHORT-TERM INVESTMENTS - 3.4%

GOVERNMENT AGENCY DEBT - 0.3%
$15,000,000		Federal Home Loan Bank (FHLB)	0.040%	11/23/15	$14,999,775
10,400,000		FHLB	0.075%	12/03/15	10,399,646
10,000,000		FHLB	0.065%	12/07/15	9,999,610
		TOTAL GOVERNMENT AGENCY DEBT			35,399,031

SHARES		COMPANY

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 3.1%
311,112,472	a,c	TIAA-CREF Short Term Lending Portfolio of the State Street Navigator Securities Lending Trust			311,112,472
		TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES			311,112,472
		TOTAL SHORT-TERM INVESTMENTS			346,511,503
		(Cost $346,510,762)

		TOTAL INVESTMENTS - 103.2%			10,312,234,178
		(Cost $7,124,476,557)
		OTHER ASSETS & LIABILITIES, NET - (3.2)%			(322,429,616)
		NET ASSETS - 100.0%			$9,989,804,562

Abbreviation(s):
ETF	Exchange Traded Fund
REIT	Real Estate Investment Trust
SPDR	Standard & Poor’s Depository Receipts

*	Non-income producing
a	Affiliated holding
c	Investments made with cash collateral received from securities on loan.
d	All or a portion of these securities have been segregated to cover margin requirements on open futures transactions.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $302,287,842.
m	Indicates a security that has been deemed illiquid.
185

TIAA-CREF FUNDS - Large-Cap Growth Index Fund

TIAA-CREF FUNDS

LARGE-CAP GROWTH INDEX FUND

SCHEDULE OF INVESTMENTS

October 31, 2015

SHARES		COMPANY	VALUE

COMMON STOCKS - 99.8%

AUTOMOBILES & COMPONENTS - 0.8%
59,191		BorgWarner, Inc	$2,534,559
75,843		Delphi Automotive plc	6,309,379
41,223		Gentex Corp	675,645
29,067		Harley-Davidson, Inc	1,437,363
36,448		Johnson Controls, Inc	1,646,721
15,432		Lear Corp	1,929,926
25,707	*,e	Tesla Motors, Inc	5,319,549
11,363		Thor Industries, Inc	614,511
11,759	*	Visteon Corp	1,282,554
		TOTAL AUTOMOBILES & COMPONENTS	21,750,207

BANKS - 0.1%
11,865	*	Signature Bank	1,766,936
8,292	*	SVB Financial Group	1,012,204
		TOTAL BANKS	2,779,140

CAPITAL GOODS - 6.6%
167,620		3M Co	26,351,540
19,047		A.O. Smith Corp	1,463,191
11,364		Acuity Brands, Inc	2,484,170
4,538	*	Aecom Technology Corp	133,735
1,279		Air Lease Corp	43,115
24,683		Allegion plc	1,608,591
24,881		Allison Transmission Holdings, Inc	714,085
63,204		Ametek, Inc	3,464,843
8,928		Armstrong World Industries, Inc	443,007
7,020	*	Babcock & Wilcox Enterprises, Inc	119,200
27,190	*	BE Aerospace, Inc	1,276,570
181,383		Boeing Co	26,857,381
5,450		BWX Technologies, Inc	154,235
3,880		Carlisle Cos, Inc	337,560
26,901		Caterpillar, Inc	1,963,504
34,634		Cummins, Inc	3,584,965
29,559		Danaher Corp	2,758,150
15,198		Deere & Co	1,185,444
31,627		Donaldson Co, Inc	955,135
122,084		Emerson Electric Co	5,766,027
76,948	e	Fastenal Co	3,013,284
18,471		Flowserve Corp	856,316
14,086		Fortune Brands Home & Security, Inc	737,120
22,878		General Dynamics Corp	3,399,213
15,054		Graco, Inc	1,104,964
44,816	*	HD Supply Holdings, Inc	1,335,069
24,484		Hexcel Corp	1,134,099
186

TIAA-CREF FUNDS - Large-Cap Growth Index Fund

SHARES		COMPANY	VALUE

206,073		Honeywell International, Inc	$21,283,220
1,775		Hubbell, Inc (Class B)	171,909
12,520		Huntington Ingalls	1,501,649
17,766		IDEX Corp	1,363,718
77,216		Illinois Tool Works, Inc	7,099,239
4,187		Ingersoll-Rand plc	248,122
10,472		Lennox International, Inc	1,390,786
17,757		Lincoln Electric Holdings, Inc	1,062,046
51,849		Lockheed Martin Corp	11,397,966
91,211		Masco Corp	2,645,119
15,226		Middleby Corp	1,780,528
3,330	e	MSC Industrial Direct Co (Class A)	209,024
17,093		Nordson Corp	1,217,705
15,082		Northrop Grumman Corp	2,831,646
83,346		Paccar, Inc	4,388,167
16,141		Parker Hannifin Corp	1,689,963
7,522		Precision Castparts Corp	1,736,153
10,527	*	Quanta Services, Inc	211,698
591		Regal-Beloit Corp	37,700
34,957		Rockwell Automation, Inc	3,815,906
36,355		Rockwell Collins, Inc	3,152,706
9,764		Roper Industries, Inc	1,819,521
14,938		Snap-On, Inc	2,478,065
16,661	*,e	SolarCity Corp	493,999
33,548	*	Spirit Aerosystems Holdings, Inc (Class A)	1,769,322
3,737		Stanley Works	396,047
16,387		Textron, Inc	691,040
14,244		Toro Co	1,072,146
14,158	*	TransDigm Group, Inc	3,112,636
25,558	*	United Rentals, Inc	1,913,272
21,019		United Technologies Corp	2,068,480
24,765	*	USG Corp	583,711
780		Valmont Industries, Inc	84,583
17,332	e	W.W. Grainger, Inc	3,639,720
14,145	*	WABCO Holdings, Inc	1,587,493
7,146		Watsco, Inc	879,172
25,720		Westinghouse Air Brake Technologies Corp	2,131,416
		TOTAL CAPITAL GOODS	187,200,106

COMMERCIAL & PROFESSIONAL SERVICES - 1.0%
24,792		Cintas Corp	2,307,887
10,148	*	Clean Harbors, Inc	471,780
33,477	*	Copart, Inc	1,212,202
29,493		Covanta Holding Corp	494,303
3,867		Dun & Bradstreet Corp	440,335
30,507		Equifax, Inc	3,251,131
15,664	*	IHS, Inc (Class A)	1,872,475
12,457		KAR Auction Services, Inc	478,349
64,856		Nielsen NV	3,081,308
21,046		Pitney Bowes, Inc	434,600
28,482		R.R. Donnelley & Sons Co	480,491
34,621		Robert Half International, Inc	1,823,142
187

TIAA-CREF FUNDS - Large-Cap Growth Index Fund

SHARES		COMPANY	VALUE

26,484		Rollins, Inc	$710,301
22,891	*	Stericycle, Inc	2,778,281
3,157		Towers Watson & Co	390,079
6,533	*	TransUnion	167,963
98,941		Tyco International plc	3,605,410
43,278	*	Verisk Analytics, Inc	3,099,138
9,843		Waste Management, Inc	529,160
		TOTAL COMMERCIAL & PROFESSIONAL SERVICES	27,628,335

CONSUMER DURABLES & APPAREL - 2.3%
17,533		Brunswick Corp	943,451
14,655		Carter’s, Inc	1,331,846
9,903		Coach, Inc	308,974
35,685		DR Horton, Inc	1,050,566
8,896	*,e	Fossil Group, Inc	484,031
23,432	*,e	GoPro, Inc	585,800
105,094		Hanesbrands, Inc	3,356,702
18,500		Harman International Industries, Inc	2,034,260
24,002		Hasbro, Inc	1,844,074
54,242	*	Jarden Corp	2,430,042
33,982	*	Kate Spade & Co	610,657
35,379		Leggett & Platt, Inc	1,593,116
961		Lennar Corp (B Shares)	39,824
17,732	e	Lennar Corp (Class A)	887,841
29,236	*,e	Lululemon Athletica, Inc	1,437,534
52,030	*	Michael Kors Holdings Ltd	2,010,439
11,343	*	Mohawk Industries, Inc	2,217,557
34,820		Newell Rubbermaid, Inc	1,477,413
179,075		Nike, Inc (Class B)	23,464,197
1,052	*	NVR, Inc	1,722,924
17,390	e	Polaris Industries, Inc	1,953,593
1,499		Ralph Lauren Corp	166,044
32,436	*	Skechers U.S.A., Inc (Class A)	1,012,003
16,216	*	Tempur-Pedic International, Inc	1,262,253
15,790	*	Toll Brothers, Inc	567,966
9,982	*	TopBuild Corp	280,794
12,392	e	Tupperware Corp	729,517
46,904	*,e	Under Armour, Inc (Class A)	4,459,632
87,857		VF Corp	5,932,105
1,926	*	Vista Outdoor, Inc	86,131
1,551		Whirlpool Corp	248,377
		TOTAL CONSUMER DURABLES & APPAREL	66,529,663

CONSUMER SERVICES - 3.6%
44,703		ARAMARK Holdings Corp	1,356,736
17,143		Brinker International, Inc	780,178
8,117	*	Chipotle Mexican Grill, Inc (Class A)	5,196,747
9,756		Choice Hotels International, Inc	510,336
6,672		Darden Restaurants, Inc	412,930
14,250	e	Domino’s Pizza, Inc	1,520,047
24,050	e	Dunkin Brands Group, Inc	995,911
17,890		Extended Stay America, Inc	343,488
188

TIAA-CREF FUNDS - Large-Cap Growth Index Fund

SHARES		COMPANY	VALUE

67,971		H&R Block, Inc	$2,532,599
139,042		Hilton Worldwide Holdings, Inc	3,474,660
16,335	e	International Game Technology plc	264,954
96,596		Las Vegas Sands Corp	4,782,468
55,050		Marriott International, Inc (Class A)	4,226,739
253,111		McDonald’s Corp	28,411,710
9,215	*	MGM Resorts International	213,696
32,481	*	Norwegian Cruise Line Holdings Ltd	2,066,441
6,975	*	Panera Bread Co (Class A)	1,237,156
52,757		Service Corp International	1,490,913
27,080	*	ServiceMaster Global Holdings, Inc	965,402
18,806		Six Flags Entertainment Corp	978,664
394,389		Starbucks Corp	24,676,919
46,031		Starwood Hotels & Resorts Worldwide, Inc	3,676,496
30,409		Wyndham Worldwide Corp	2,473,772
19,146	e	Wynn Resorts Ltd	1,339,263
113,996		Yum! Brands, Inc	8,083,456
		TOTAL CONSUMER SERVICES	102,011,681

DIVERSIFIED FINANCIALS - 2.2%
14,061	*	Affiliated Managers Group, Inc	2,534,636
10,473	*	Ally Financial, Inc	208,622
44,351		American Express Co	3,249,154
38,836		Ameriprise Financial, Inc	4,480,121
8,905		Artisan Partners Asset Management, Inc	340,616
30,563		Bank of New York Mellon Corp	1,272,949
10,324		BlackRock, Inc	3,633,738
22,607		CBOE Holdings, Inc	1,515,573
212,848		Charles Schwab Corp	6,496,121
2,259	*,e	Credit Acceptance Corp	427,154
31,022		Eaton Vance Corp	1,120,204
26,589		Federated Investors, Inc (Class B)	817,080
2,875		Interactive Brokers Group, Inc (Class A)	118,278
10,589		IntercontinentalExchange Group, Inc	2,672,664
14,035		Invesco Ltd	465,541
56,615	e	iShares Russell 1000 Growth Index Fund	5,723,210
32,138		Lazard Ltd (Class A)	1,488,632
10,095		Legg Mason, Inc	451,751
17,104	*,e	LendingClub Corp	242,535
9,928		Leucadia National Corp	198,659
20,846	e	LPL Financial Holdings, Inc	888,040
72,120		McGraw-Hill Financial, Inc	6,681,197
46,485		Moody’s Corp	4,469,998
28,778		MSCI, Inc (Class A)	1,928,126
50,961		NorthStar Asset Management Group, Inc	745,559
1,162	*	Santander Consumer USA Holdings, Inc	20,928
37,838		SEI Investments Co	1,960,765
111,362	*	SLM Corp	786,216
68,940		T Rowe Price Group, Inc	5,213,243
61,149		TD Ameritrade Holding Corp	2,107,806
20,776		Waddell & Reed Financial, Inc (Class A)	767,466
		TOTAL DIVERSIFIED FINANCIALS	63,026,582
189

TIAA-CREF FUNDS - Large-Cap Growth Index Fund

SHARES		COMPANY	VALUE

ENERGY - 0.7%
110,235		Cabot Oil & Gas Corp	$2,393,202
7,453	*	Continental Resources, Inc	252,731
1,547		CVR Energy, Inc	68,780
11,991		EOG Resources, Inc	1,029,427
40,569	*	FMC Technologies, Inc	1,372,449
7,627		HollyFrontier Corp	373,494
10,418		Marathon Petroleum Corp	539,652
22,501	*	Memorial Resource Development Corp	398,043
4,916		Oceaneering International, Inc	206,570
25,648		Oneok, Inc	869,980
3,543	e	Range Resources Corp	107,849
4,246	e	RPC, Inc	46,833
39,785		Schlumberger Ltd	3,109,596
7,545		Targa Resources Investments, Inc	431,197
4,814		Teekay Corp	154,674
2,137		Tesoro Corp	228,510
197,471		Williams Cos, Inc	7,788,256
5,871		World Fuel Services Corp	261,025
		TOTAL ENERGY	19,632,268

FOOD & STAPLES RETAILING - 2.3%
116,260		Costco Wholesale Corp	18,383,031
276,253		CVS Health Corp	27,288,272
257,643		Kroger Co	9,738,905
156,201	*	Rite Aid Corp	1,230,864
39,242	*	Sprouts Farmers Market, Inc	799,752
47,622		Sysco Corp	1,964,408
33,765		Walgreens Boots Alliance, Inc	2,859,220
85,247		Whole Foods Market, Inc	2,554,000
		TOTAL FOOD & STAPLES RETAILING	64,818,452

FOOD, BEVERAGE & TOBACCO - 7.4%
485,402		Altria Group, Inc	29,352,259
7,382	*,e	Blue Buffalo Pet Products, Inc	132,433
6,930	e	Brown-Forman Corp	795,217
30,843		Brown-Forman Corp (Class B)	3,274,910
26,505		Campbell Soup Co	1,346,189
1,026,435		Coca-Cola Co	43,469,522
61,008		Coca-Cola Enterprises, Inc	3,132,151
16,223		ConAgra Foods, Inc	657,843
42,825		Constellation Brands, Inc (Class A)	5,772,810
49,985		Dr Pepper Snapple Group, Inc	4,467,159
41,420		Flowers Foods, Inc	1,118,340
154,791		General Mills, Inc	8,994,905
27,012	*	Hain Celestial Group, Inc	1,346,548
39,562		Hershey Co	3,508,754
35,338		Hormel Foods Corp	2,387,082
1,977		Ingredion, Inc	187,934
57,695		Kellogg Co	4,068,651
33,969		Keurig Green Mountain, Inc	1,723,927
190

TIAA-CREF FUNDS - Large-Cap Growth Index Fund

SHARES		COMPANY	VALUE

155,490		Kraft Heinz Co	$12,123,555
33,297		McCormick & Co, Inc	2,796,282
54,460		Mead Johnson Nutrition Co	4,465,720
39,519	*	Monster Beverage Corp	5,387,230
389,314		PepsiCo, Inc	39,783,998
201,874		Philip Morris International, Inc	17,845,662
1,543	e	Pilgrim’s Pride Corp	29,301
217,634		Reynolds American, Inc	10,516,075
3,364		Tyson Foods, Inc (Class A)	149,227
46,152	*	WhiteWave Foods Co (Class A)	1,891,309
		TOTAL FOOD, BEVERAGE & TOBACCO	210,724,993

HEALTH CARE EQUIPMENT & SERVICES - 5.5%
14,392	*	Acadia Healthcare Co, Inc	883,813
22,621		Aetna Inc	2,596,438
20,678	*	Align Technology, Inc	1,353,582
12,772		Allscripts Healthcare Solutions, Inc	179,574
57,492		AmerisourceBergen Corp	5,548,553
13,506		Anthem, Inc	1,879,360
9,932	*,e	athenahealth, Inc	1,514,133
19,052		Bard (C.R.), Inc	3,550,340
90,453		Baxter International, Inc	3,382,038
54,816		Becton Dickinson & Co	7,812,376
32,896	*	Boston Scientific Corp	601,339
10,178	*	Brookdale Senior Living, Inc	212,822
77,718		Cardinal Health, Inc	6,388,420
31,655	*	Centene Corp	1,882,839
79,304	*	Cerner Corp	5,257,062
67,597		Cigna Corp	9,060,702
8,430		Cooper Cos, Inc	1,284,395
12,964	*	DaVita, Inc	1,004,840
8,893		Dentsply International, Inc	541,139
21,269	*	DexCom, Inc	1,772,133
29,035	*	Edwards Lifesciences Corp	4,562,850
48,567	*	Envision Healthcare Holdings, Inc	1,369,589
148,590	*	Express Scripts Holding Co	12,835,204
7,093		HCA Holdings, Inc	487,927
3,365	*	Health Net, Inc	216,235
22,646	*	Henry Schein, Inc	3,435,625
12,709		Hill-Rom Holdings, Inc	669,637
64,613	*	Hologic, Inc	2,510,861
36,561		Humana, Inc	6,530,891
24,700	*	Idexx Laboratories, Inc	1,694,914
34,208	*	IMS Health Holdings, Inc	931,142
5,790	*	Inovalon Holdings, Inc	133,460
9,816	*	Intuitive Surgical, Inc	4,874,626
14,210	*	Inverness Medical Innovations, Inc	655,365
9,755	*	Laboratory Corp of America Holdings	1,197,329
1,005	*	LifePoint Hospitals, Inc	69,224
60,800		McKesson Corp	10,871,040
12,137		Patterson Cos, Inc	575,294
14,029	*	Pediatrix Medical Group, Inc	988,624
191

TIAA-CREF FUNDS - Large-Cap Growth Index Fund

SHARES		COMPANY	VALUE

9,936	*	Premier, Inc	$335,936
35,956	e	Resmed, Inc	2,071,425
14,371		Sirona Dental Systems, Inc	1,568,307
40,586		St. Jude Medical, Inc	2,589,793
43,877		Stryker Corp	4,195,519
27,624		Tenet Healthcare Corp	866,565
236,942		UnitedHealth Group, Inc	27,907,029
4,214		Universal Health Services, Inc (Class B)	514,487
28,055	*	Varian Medical Systems, Inc	2,203,159
19,996	*	VCA Antech, Inc	1,095,181
18,467	*,e	Veeva Systems, Inc	468,508
3,844		Zimmer Holdings, Inc	401,967
		TOTAL HEALTH CARE EQUIPMENT & SERVICES	155,533,611

HOUSEHOLD & PERSONAL PRODUCTS - 1.3%
33,601		Church & Dwight Co, Inc	2,892,710
26,712		Clorox Co	3,257,261
210,533		Colgate-Palmolive Co	13,968,864
22,261	e	Coty, Inc	644,456
54,519		Estee Lauder Cos (Class A)	4,386,599
16,447	*,e	Herbalife Ltd	921,690
76,735		Kimberly-Clark Corp	9,185,947
3,388	e	Nu Skin Enterprises, Inc (Class A)	129,456
6,404		Spectrum Brands, Inc	613,823
		TOTAL HOUSEHOLD & PERSONAL PRODUCTS	36,000,806

INSURANCE - 0.7%
532		Amtrust Financial Services, Inc	36,293
73,771		Aon plc	6,883,572
23,107		Arthur J. Gallagher & Co	1,010,469
31,549	*	Berkshire Hathaway, Inc (Class B)	4,291,295
7,968		Erie Indemnity Co (Class A)	696,881
465	*	Markel Corp	403,620
86,212		Marsh & McLennan Cos, Inc	4,805,457
		TOTAL INSURANCE	18,127,587

MATERIALS - 3.6%
45,929		Air Products & Chemicals, Inc	6,383,212
3,459		Airgas, Inc	332,617
3,258		Aptargroup, Inc	239,658
1,453		Ashland, Inc	159,423
23,009		Avery Dennison Corp	1,494,895
25,823	*	Axalta Coating Systems Ltd	713,490
35,799		Ball Corp	2,452,232
2,425		Bemis Co, Inc	111,017
3,055		Celanese Corp (Series A)	217,058
62,491		CF Industries Holdings, Inc	3,172,668
24,964		Chemours Co	173,001
8,688		Compass Minerals International, Inc	705,813
15,793	*	Crown Holdings, Inc	837,661
1,879		Cytec Industries, Inc	139,835
39,233		Dow Chemical Co	2,027,169
192

TIAA-CREF FUNDS - Large-Cap Growth Index Fund

SHARES		COMPANY	VALUE

108,709		Du Pont (E.I.) de Nemours & Co	$6,892,151
13,308		Eagle Materials, Inc	878,727
9,586		Eastman Chemical Co	691,822
69,137		Ecolab, Inc	8,320,638
25,952		FMC Corp	1,056,506
48,914		Graphic Packaging Holding Co	692,622
35,272		Huntsman Corp	464,532
20,703		International Flavors & Fragrances, Inc	2,402,790
104,679		International Paper Co	4,468,747
101,202		LyondellBasell Industries AF S.C.A	9,402,678
2,418		Martin Marietta Materials, Inc	375,153
125,054		Monsanto Co	11,657,534
2,147		NewMarket Corp	845,360
2,413	*	Owens-Illinois, Inc	52,000
25,115		Packaging Corp of America	1,719,122
6,434	*	Platform Specialty Products Corp	67,171
70,754		PPG Industries, Inc	7,376,812
63,680		Praxair, Inc	7,074,211
879		Royal Gold, Inc	42,051
34,830		RPM International, Inc	1,592,079
10,576		Scotts Miracle-Gro Co (Class A)	699,708
55,002		Sealed Air Corp	2,701,698
21,509		Sherwin-Williams Co	5,739,246
12,942		Sigma-Aldrich Corp	1,808,256
10,473		Silgan Holdings, Inc	532,762
9,616	e	Southern Copper Corp (NY)	266,940
5,709		Steel Dynamics, Inc	105,445
7,797		Tahoe Resources, Inc	65,105
20,977		Valspar Corp	1,698,088
4,389		Vulcan Materials Co	423,890
6,607		WestRock Co	355,192
18,757	*	WR Grace & Co	1,881,327
		TOTAL MATERIALS	101,510,112

MEDIA - 5.6%
15,378	*	AMC Networks, Inc	1,136,280
8,189		Cablevision Systems Corp (Class A)	266,880
129,251		CBS Corp (Class B)	6,012,757
19,621	*,e	Charter Communications, Inc	3,746,434
29,372		Cinemark Holdings, Inc	1,040,944
3,514	*	Clear Channel Outdoor Holdings, Inc (Class A)	26,285
503,102		Comcast Corp (Class A)	31,504,247
92,360	e	Comcast Corp (Special Class A)	5,791,896
36,835	*,e	Discovery Communications, Inc (Class A)	1,084,422
65,332	*	Discovery Communications, Inc (Class C)	1,797,937
38,178		DISH Network Corp (Class A)	2,404,069
105,766		Interpublic Group of Cos, Inc	2,425,214
24,469		Lions Gate Entertainment Corp	953,557
40,112	*	Live Nation, Inc	1,094,255
5,472	*	Madison Square Garden Co	976,752
4,913		Morningstar, Inc	403,406
16,418	*	MSG Networks, Inc	336,897
193

TIAA-CREF FUNDS - Large-Cap Growth Index Fund

SHARES		COMPANY	VALUE

64,231		Omnicom Group, Inc	$4,812,187
26,071	e	Regal Entertainment Group (Class A)	505,256
23,418		Scripps Networks Interactive (Class A)	1,406,953
601,191		Sirius XM Holdings, Inc	2,452,859
23,951	*	Starz-Liberty Capital	802,598
74,263		Time Warner Cable, Inc	14,065,412
111,189		Time Warner, Inc	8,376,979
212,307		Twenty-First Century Fox, Inc	6,515,702
85,616		Twenty-First Century Fox, Inc (Class B)	2,643,822
2,643		Viacom, Inc	135,665
91,023		Viacom, Inc (Class B)	4,488,344
445,289		Walt Disney Co	50,647,171
		TOTAL MEDIA	157,855,180

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 10.9%
435,061		AbbVie, Inc	25,907,882
6,943	*,e	Agios Pharmaceuticals, Inc	505,867
20,411	*,e	Akorn, Inc	545,790
56,695	*	Alexion Pharmaceuticals, Inc	9,978,320
31,969	*	Alkermes plc	2,299,210
46,602	*	Allergan plc	14,375,319
15,840	*	Alnylam Pharmaceuticals, Inc	1,361,448
200,065		Amgen, Inc	31,646,282
90,430		Baxalta, Inc	3,116,218
59,111	*	Biogen Idec, Inc	17,172,337
42,121	*	BioMarin Pharmaceutical, Inc	4,929,842
5,374		Bio-Techne Corp	473,987
9,350	*	Bluebird Bio, Inc	721,165
437,054		Bristol-Myers Squibb Co	28,823,711
34,913	*	Bruker BioSciences Corp	641,352
208,815	*	Celgene Corp	25,623,689
13,505	*	Charles River Laboratories International, Inc	881,066
258,987		Eli Lilly & Co	21,125,569
19,530	*	Endo International plc	1,171,605
386,337		Gilead Sciences, Inc	41,774,620
37,770	*	Illumina, Inc	5,411,686
40,930	*	Incyte Corp	4,810,503
4,089	*,e	Intercept Pharmaceuticals, Inc	642,791
12,023	*,e	Intrexon Corp	403,973
31,266	*,e	Isis Pharmaceuticals, Inc	1,505,458
15,899	*	Jazz Pharmaceuticals plc	2,182,615
95,047		Johnson & Johnson	9,602,598
2,957	*,e	Juno Therapeutics, Inc	153,054
11,993	*	Mallinckrodt plc	787,580
41,431		Medivation, Inc	1,742,588
86,029		Merck & Co, Inc	4,702,345
7,517	*	Mettler-Toledo International, Inc	2,337,712
93,324	*,e	Mylan NV	4,114,655
77,994	*,e	Opko Health, Inc	737,043
3,987		PerkinElmer, Inc	205,889
6,967		Perrigo Co plc	1,098,975
6,892	*	Puma Biotechnology, Inc	568,039
194

TIAA-CREF FUNDS - Large-Cap Growth Index Fund

SHARES		COMPANY	VALUE

19,317	*	Quintiles Transnational Holdings, Inc	$1,229,527
20,535	*	Regeneron Pharmaceuticals, Inc	11,446,004
28,034	*,e	Seattle Genetics, Inc	1,163,131
34,382		Thermo Electron Corp	4,496,478
11,867	*	United Therapeutics Corp	1,740,058
63,987	*	Vertex Pharmaceuticals, Inc	7,981,738
4,751	*,e	VWR Corp	130,700
21,128	*	Waters Corp	2,700,158
131,624		Zoetis Inc	5,661,148
		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES	310,631,725

REAL ESTATE - 2.6%
111,381		American Tower Corp	11,386,480
36,407		Boston Properties, Inc	4,581,821
75,897	*	CBRE Group, Inc	2,829,440
9,587		Columbia Property Trust, Inc	238,141
86,711		Crown Castle International Corp	7,410,322
20,195		Digital Realty Trust, Inc	1,493,622
16,220		Empire State Realty Trust, Inc	289,041
14,905		Equinix, Inc	4,422,015
20,853		Equity Lifestyle Properties, Inc	1,261,190
32,268		Extra Space Storage, Inc	2,556,916
18,755		Federal Realty Investment Trust	2,691,155
3,741		Gaming and Leisure Properties, Inc	109,125
2,869		Healthcare Trust of America, Inc	75,483
4,133	*	Howard Hughes Corp	510,756
21,121		Iron Mountain, Inc	647,148
8,449		Jones Lang LaSalle, Inc	1,408,533
20,459		Lamar Advertising Co	1,154,501
11,171		Omega Healthcare Investors, Inc	385,623
18,822		Plum Creek Timber Co, Inc	766,808
4,184		Post Properties, Inc	249,952
34,950		Public Storage, Inc	8,019,627
15,887	*	Realogy Holdings Corp	621,182
81,670		Simon Property Group, Inc	16,453,238
24,961		Tanger Factory Outlet Centers, Inc	872,387
6,285		Taubman Centers, Inc	483,819
40,838		Welltower, Inc	2,649,161
10,029		Weyerhaeuser Co	294,151
		TOTAL REAL ESTATE	73,861,637

RETAILING - 9.1%
2,678		Aaron’s, Inc	66,066
19,160		Advance Auto Parts, Inc	3,801,919
100,425	*	Amazon.com, Inc	62,856,008
18,756	*	Autonation, Inc	1,185,192
8,184	*	AutoZone, Inc	6,419,611
44,825	*	Bed Bath & Beyond, Inc	2,672,915
1,109	*,e	Cabela’s, Inc	43,440
54,369	*	Carmax, Inc	3,208,315
16,189		CST Brands, Inc	581,671
16,381		Dick’s Sporting Goods, Inc	729,774
195

TIAA-CREF FUNDS - Large-Cap Growth Index Fund

SHARES		COMPANY	VALUE

583		Dillard’s, Inc (Class A)	$52,167
78,926		Dollar General Corp	5,348,815
60,532	*	Dollar Tree, Inc	3,964,241
1,588	e	DSW, Inc (Class A)	39,605
25,625		Expedia, Inc	3,492,687
31,670		Foot Locker, Inc	2,145,643
62,597		Gap, Inc	1,703,890
36,221		Genuine Parts Co	3,287,418
22,787		GNC Holdings, Inc	677,913
128,080	*	Groupon, Inc	475,177
342,541		Home Depot, Inc	42,351,769
64,755		L Brands, Inc	6,215,185
55,990	*	Liberty Interactive Corp	1,532,446
36,539	*	Liberty Ventures	1,592,004
79,010	*	LKQ Corp	2,339,486
250,055		Lowe’s Companies, Inc	18,461,561
63,962		Macy’s, Inc	3,260,783
16,461	*	Michaels Cos, Inc	384,858
939	*	Murphy USA, Inc	57,626
111,546	*	NetFlix, Inc	12,089,355
35,628		Nordstrom, Inc	2,323,302
26,756	*	Office Depot, Inc	203,881
26,580	*	O’Reilly Automotive, Inc	7,342,991
4,004		Penske Auto Group, Inc	195,555
13,604	*	Priceline.com, Inc	19,783,481
108,492		Ross Stores, Inc	5,487,525
40,645	*	Sally Beauty Holdings, Inc	955,564
414	*,e	Sears Holdings Corp	9,675
21,010		Signet Jewelers Ltd	3,171,249
15,367		Target Corp	1,186,025
21,879		Tiffany & Co	1,803,705
177,651		TJX Companies, Inc	13,002,277
35,455		Tractor Supply Co	3,275,687
29,136	*	TripAdvisor, Inc	2,441,014
17,015		Ulta Salon Cosmetics & Fragrance, Inc	2,959,929
25,143	*	Urban Outfitters, Inc	719,090
23,516		Williams-Sonoma, Inc	1,734,305
		TOTAL RETAILING	257,632,795

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 2.0%
24,003		Altera Corp	1,261,358
74,633		Analog Devices, Inc	4,486,936
195,214		Applied Materials, Inc	3,273,739
109,459		Atmel Corp	831,888
67,598		Avago Technologies Ltd	8,323,342
10,542		Broadcom Corp (Class A)	541,859
26,378	*	Freescale Semiconductor Holdings Ltd	883,399
85,160		Intel Corp	2,883,518
42,014		Kla-Tencor Corp	2,819,980
29,989		Lam Research Corp	2,296,857
65,991		Linear Technology Corp	2,931,320
25,680		Maxim Integrated Products, Inc	1,052,366
196

TIAA-CREF FUNDS - Large-Cap Growth Index Fund

SHARES		COMPANY	VALUE

54,324	e	Microchip Technology, Inc	$2,623,306
23,373	*	Micron Technology, Inc	387,057
103,766	*	ON Semiconductor Corp	1,141,426
39,328	*	Qorvo, Inc	1,727,679
50,026		Skyworks Solutions, Inc	3,864,008
66,232	*,e	SunEdison, Inc	483,494
1,979	*,e	SunPower Corp	53,116
272,341		Texas Instruments, Inc	15,447,182
15,428		Xilinx, Inc	734,681
		TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT	58,048,511

SOFTWARE & SERVICES - 18.7%
165,027		Accenture plc	17,690,894
133,058	*	Adobe Systems, Inc	11,796,922
47,640	*	Akamai Technologies, Inc	2,897,465
16,246	*	Alliance Data Systems Corp	4,830,098
75,972	*	Alphabet, Inc (Class A)	56,020,993
77,283	*	Alphabet, Inc (Class C)	54,933,529
5,424	*	Ansys, Inc	516,961
44,595	*	Autodesk, Inc	2,461,198
100,593		Automatic Data Processing, Inc	8,750,585
4,676	*,e	Black Knight Financial Services, Inc	168,476
23,821		Booz Allen Hamilton Holding Co	701,767
30,856		Broadridge Financial Solutions, Inc	1,838,400
74,136	*	Cadence Design Systems, Inc	1,647,302
41,214		CDK Global, Inc	2,052,045
42,347	*	Citrix Systems, Inc	3,476,689
159,733	*	Cognizant Technology Solutions Corp (Class A)	10,879,415
8,316	*	CoStar Group, Inc	1,688,730
7,812		DST Systems, Inc	954,236
318,079	*	eBay, Inc	8,874,404
82,336	*	Electronic Arts, Inc	5,933,955
568,909	*	Facebook, Inc	58,011,651
11,374		Factset Research Systems, Inc	1,991,815
31,193		Fidelity National Information Services, Inc	2,274,594
36,131	*,e	FireEye, Inc	944,826
13,023	*	First American Corp	507,637
62,803	*	Fiserv, Inc	6,061,117
24,023	*	FleetCor Technologies, Inc	3,479,972
36,660	*	Fortinet, Inc	1,259,638
22,734		Gartner, Inc	2,061,292
40,048		Genpact Ltd	992,389
17,542		Global Payments, Inc	2,392,904
6,297	*,e	GoDaddy, Inc	173,042
7,798	*	HomeAway, Inc	246,105
18,947		IAC/InterActiveCorp	1,269,638
133,181		International Business Machines Corp	18,655,994
72,602		Intuit, Inc	7,073,613
23,035		Jack Henry & Associates, Inc	1,781,527
20,783	e	King Digital Entertainment plc	310,914
1,368		Leidos Holdings, Inc	71,916
28,640	*	LinkedIn Corp	6,898,517
197

TIAA-CREF FUNDS - Large-Cap Growth Index Fund

SHARES		COMPANY	VALUE

262,737		Mastercard, Inc (Class A)	$26,008,336
1,205,211		Microsoft Corp	63,442,307
10,281	*,e	NetSuite, Inc	874,605
498,481		Oracle Corp	19,361,002
55,493	*,e	Pandora Media, Inc	638,724
76,052		Paychex, Inc	3,922,762
318,738	*	PayPal Holdings, Inc	11,477,755
29,627	*	PTC, Inc	1,049,981
31,443	*	Rackspace Hosting, Inc	812,802
48,833	*	Red Hat, Inc	3,863,179
29,100		Sabre Corp	853,212
172,294	*	Salesforce.com, Inc	13,388,967
39,975	*	ServiceNow, Inc	3,263,959
16,834	*	SolarWinds, Inc	976,877
17,635		Solera Holdings, Inc	963,929
33,003	*	Splunk, Inc	1,853,448
18,638		SS&C Technologies Holdings, Inc	1,382,008
5,774	*	Synopsys, Inc	288,584
13,967	*	Tableau Software, Inc	1,172,669
28,041	*	Teradata Corp	788,232
42,393		Total System Services, Inc	2,223,513
148,565	*	Twitter, Inc	4,228,160
7,296	*	Ultimate Software Group, Inc	1,490,938
36,907	*	Vantiv, Inc	1,850,886
29,041	*	VeriFone Systems, Inc	875,296
29,027	e	VeriSign, Inc	2,339,576
514,201		Visa, Inc (Class A)	39,891,714
21,194	*	VMware, Inc (Class A)	1,274,819
138,612		Western Union Co	2,668,281
9,834	*	WEX, Inc	884,175
27,769	*	Workday, Inc	2,192,918
17,762	*,e	Yelp, Inc	395,204
6,920	*,e	Zillow Group, Inc	213,205
13,410	*,e	Zillow Group, Inc (Class C)	371,323
		TOTAL SOFTWARE & SERVICES	531,856,511

TECHNOLOGY HARDWARE & EQUIPMENT - 7.4%
11,417	*,e	3D Systems Corp	114,855
80,851		Amphenol Corp (Class A)	4,383,741
1,514,914	d	Apple, Inc	181,032,223
9,065	*,e	Arista Networks, Inc	584,783
6,042	*	ARRIS Group, Inc	170,747
34,533		CDW Corp	1,543,280
22,702		Cognex Corp	853,595
11,609	*	CommScope Holding Co, Inc	376,480
41,025		EMC Corp	1,075,676
18,928	*	F5 Networks, Inc	2,085,866
7,657	*,e	Fitbit, Inc	310,415
23,382		Flir Systems, Inc	623,598
5,539		Harris Corp	438,301
2,053		Ingram Micro, Inc (Class A)	61,138
8,806		IPG Photonics Corp	727,552
198

TIAA-CREF FUNDS - Large-Cap Growth Index Fund

SHARES		COMPANY	VALUE

9,283		Jabil Circuit, Inc	$213,323
17,512		Juniper Networks, Inc	549,702
39,061	*	Keysight Technologies, Inc	1,292,138
46,142		Motorola, Inc	3,228,556
6,867		National Instruments Corp	209,237
23,776		NetApp, Inc	808,384
18,919	*	Palo Alto Networks, Inc	3,045,959
64,881		Qualcomm, Inc	3,855,229
3,923	*	Trimble Navigation Ltd	89,248
13,506	*	Zebra Technologies Corp (Class A)	1,038,611
		TOTAL TECHNOLOGY HARDWARE & EQUIPMENT	208,712,637

TELECOMMUNICATION SERVICES - 2.0%
238,411		AT&T, Inc	7,989,152
8,305	*	Level 3 Communications, Inc	423,140
16,700	*	SBA Communications Corp (Class A)	1,987,634
993,446		Verizon Communications, Inc	46,572,749
32,226	*	Zayo Group Holdings, Inc	854,956
		TOTAL TELECOMMUNICATION SERVICES	57,827,631

TRANSPORTATION - 3.4%
33,965		Alaska Air Group, Inc	2,589,831
902		Amerco, Inc	366,492
181,855		American Airlines Group, Inc	8,405,338
27,671	*	Avis Budget Group, Inc	1,381,890
38,285		CH Robinson Worldwide, Inc	2,656,213
67,119		CSX Corp	1,811,542
214,523		Delta Air Lines, Inc	10,906,349
49,117		Expeditors International of Washington, Inc	2,445,535
26,984		FedEx Corp	4,210,853
6,147	*	Genesee & Wyoming, Inc (Class A)	412,464
106,514	*	Hertz Global Holdings, Inc	2,077,023
23,615		J.B. Hunt Transport Services, Inc	1,803,477
30,894	*	JetBlue Airways Corp	767,407
11,536		Landstar System, Inc	727,229
17,670	*	Old Dominion Freight Line	1,094,480
174,879		Southwest Airlines Co	8,095,149
19,247	*	Spirit Airlines, Inc	714,449
229,937		Union Pacific Corp	20,544,871
101,351		United Continental Holdings, Inc	6,112,479
185,699		United Parcel Service, Inc (Class B)	19,130,711
		TOTAL TRANSPORTATION	96,253,782

UTILITIES - 0.0%
11,718	*	Calpine Corp	181,746
7,510		Dominion Resources, Inc	536,439
14,027		ITC Holdings Corp	458,964
1,785		TerraForm Power, Inc	32,576
		TOTAL UTILITIES	1,209,725

		TOTAL COMMON STOCKS	2,831,163,677
		(Cost $2,152,894,176)
199

TIAA-CREF FUNDS - Large-Cap Growth Index Fund

SHARES		COMPANY	VALUE

SHORT-TERM INVESTMENTS - 2.2%

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 2.2%
62,360,275	c	TIAA-CREF Short Term Lending Portfolio of the State Street Navigator Securities Lending Trust	$62,360,275
		TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES	62,360,275
		TOTAL SHORT-TERM INVESTMENTS	62,360,275
		(Cost $62,360,275)

		TOTAL INVESTMENTS - 102.0%	2,893,523,952
		(Cost $2,215,254,451)
		OTHER ASSETS & LIABILITIES, NET - (2.0)%	(55,487,653)
		NET ASSETS - 100.0%	$2,838,036,299

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.
d	All or a portion of these securities have been segregated to cover margin requirements on open futures transactions.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $60,411,825.
200

TIAA-CREF FUNDS - Large-Cap Value Index Fund

TIAA-CREF FUNDS

LARGE-CAP VALUE INDEX FUND

SCHEDULE OF INVESTMENTS

October 31, 2015

SHARES		COMPANY	VALUE

COMMON STOCKS - 99.5%

AUTOMOBILES & COMPONENTS - 1.5%
1,302,049		Ford Motor Co	$19,283,345
535,312		General Motors Co	18,687,742
49,036		Gentex Corp	803,700
89,797		Goodyear Tire & Rubber Co	2,948,934
30,864		Harley-Davidson, Inc	1,526,225
169,168		Johnson Controls, Inc	7,643,010
6,321		Lear Corp	790,504
		TOTAL AUTOMOBILES & COMPONENTS	51,683,460

BANKS - 11.5%
50,371		Associated Banc-Corp	974,175
3,510,147		Bank of America Corp	58,900,267
15,048		Bank of Hawaii Corp	985,343
34,226		BankUnited	1,272,523
259,489		BB&T Corp	9,640,016
9,452	e	BOK Financial Corp	634,985
58,018		CIT Group, Inc	2,494,774
1,013,919		Citigroup, Inc	53,910,073
103,300		Citizens Financial Group, Inc	2,510,190
16,080		City National Corp	1,440,768
58,933		Comerica, Inc	2,557,692
27,788		Commerce Bancshares, Inc	1,265,744
18,313		Cullen/Frost Bankers, Inc	1,253,342
46,983		East West Bancorp, Inc	1,897,643
271,751		Fifth Third Bancorp	5,176,857
75,946		First Horizon National Corp	1,076,914
117,884		First Niagara Financial Group, Inc	1,220,099
47,213		First Republic Bank	3,083,481
179,202		Hudson City Bancorp, Inc	1,813,524
267,707		Huntington Bancshares, Inc	2,936,746
1,240,306		JPMorgan Chase & Co	79,689,660
280,790		Keycorp	3,487,412
44,372	e	M&T Bank Corp	5,317,984
148,010	e	New York Community Bancorp, Inc	2,445,125
37,644		PacWest Bancorp	1,695,486
101,660		People’s United Financial, Inc	1,621,477
173,010		PNC Financial Services Group, Inc	15,615,883
35,621		Popular, Inc	1,053,313
443,944		Regions Financial Corp	4,150,876
1,447	*	Signature Bank	215,487
171,470		SunTrust Banks, Inc	7,119,434
6,265	*	SVB Financial Group	764,769
44,361		Synovus Financial Corp	1,403,139
55,978		TCF Financial Corp	861,502
201

TIAA-CREF FUNDS - Large-Cap Value Index Fund

SHARES		COMPANY	VALUE

23,098		TFS Financial Corp	$405,601
559,192		US Bancorp	23,586,718
1,557,083		Wells Fargo & Co	84,300,474
66,600		Zions Bancorporation	1,916,082
		TOTAL BANKS	390,695,578

CAPITAL GOODS - 8.4%
43,165	*	Aecom Technology Corp	1,272,073
25,380	e	AGCO Corp	1,228,138
32,185		Air Lease Corp	1,084,956
27,355		Allison Transmission Holdings, Inc	785,089
5,335		Armstrong World Industries, Inc	264,723
13,348	*	Babcock & Wilcox Enterprises, Inc	226,649
28,844		BWX Technologies, Inc	816,285
16,730		Carlisle Cos, Inc	1,455,510
166,165		Caterpillar, Inc	12,128,383
33,168	e	Chicago Bridge & Iron Co NV	1,488,248
33,724	*	Colfax Corp	909,199
16,715		Crane Co	879,878
15,772		Cummins, Inc	1,632,560
160,774		Danaher Corp	15,001,822
91,253	e	Deere & Co	7,117,734
4,642		Donaldson Co, Inc	140,188
52,871		Dover Corp	3,406,479
155,694		Eaton Corp	8,704,852
69,984		Emerson Electric Co	3,305,344
24,707		Flowserve Corp	1,145,417
48,702		Fluor Corp	2,328,443
34,090		Fortune Brands Home & Security, Inc	1,783,930
15,101		GATX Corp	705,217
67,422		General Dynamics Corp	10,017,561
3,367,439		General Electric Co	97,386,336
17,100		Hubbell, Inc (Class B)	1,656,135
2,671		IDEX Corp	205,026
81,375		Ingersoll-Rand plc	4,822,283
30,198		ITT Corp	1,195,237
42,715	*	Jacobs Engineering Group, Inc	1,714,580
32,182		Joy Global, Inc	552,887
47,401		KBR, Inc	874,074
26,641		Kennametal, Inc	749,145
27,345		L-3 Communications Holdings, Inc	3,456,408
2,520		Lincoln Electric Holdings, Inc	150,721
25,568		Lockheed Martin Corp	5,620,613
44,204	e	Manitowoc Co, Inc	676,321
11,563	e	MSC Industrial Direct Co (Class A)	725,810
44,651		Northrop Grumman Corp	8,383,225
36,025	*,e	NOW, Inc	594,773
19,880		Orbital ATK, Inc	1,702,126
26,224	e	Oshkosh Truck Corp	1,077,544
38,865		Owens Corning, Inc	1,769,523
11,098		Paccar, Inc	584,310
25,255		Parker Hannifin Corp	2,644,199
202

TIAA-CREF FUNDS - Large-Cap Value Index Fund

SHARES		COMPANY	VALUE

59,383		Pentair plc	$3,320,697
37,325		Precision Castparts Corp	8,614,983
54,385	*	Quanta Services, Inc	1,093,682
102,001		Raytheon Co	11,974,917
14,484		Regal-Beloit Corp	923,934
20,866		Roper Industries, Inc	3,888,379
3,364	*	Spirit Aerosystems Holdings, Inc (Class A)	177,417
13,583		SPX Corp	166,392
13,583	*	SPX FLOW, Inc	460,464
46,139		Stanley Works	4,889,811
34,816		Terex Corp	698,409
70,882		Textron, Inc	2,989,094
25,665		Timken Co	811,014
51,977		Trinity Industries, Inc	1,407,017
16,169		Triumph Group, Inc	753,152
269,769		United Technologies Corp	26,547,967
7,637		Valmont Industries, Inc	828,156
14,954	*,e	WESCO International, Inc	731,699
59,515		Xylem, Inc	2,166,941
		TOTAL CAPITAL GOODS	286,814,079

COMMERCIAL & PROFESSIONAL SERVICES - 0.8%
58,106	e	ADT Corp	1,919,822
6,603	*	Clean Harbors, Inc	306,974
8,634		Dun & Bradstreet Corp	983,154
3,458	*	IHS, Inc (Class A)	413,369
30,592		KAR Auction Services, Inc	1,174,733
25,932		Manpower, Inc	2,380,039
37,282		Nielsen NV	1,771,268
39,191		Pitney Bowes, Inc	809,294
30,814		R.R. Donnelley & Sons Co	519,832
81,289		Republic Services, Inc	3,555,581
19,013		Towers Watson & Co	2,349,246
2,500	*	TransUnion	64,275
18,530		Tyco International plc	675,233
41,496		Waste Connections, Inc	2,260,702
139,292		Waste Management, Inc	7,488,338
		TOTAL COMMERCIAL & PROFESSIONAL SERVICES	26,671,860

CONSUMER DURABLES & APPAREL - 0.8%
7,602		Brunswick Corp	409,064
78,326		Coach, Inc	2,443,771
64,197		DR Horton, Inc	1,889,960
2,418	*	Fossil Group, Inc	131,563
39,843	e	Garmin Ltd	1,413,231
6,528		Hasbro, Inc	501,546
2,882		Lennar Corp (B Shares)	119,430
35,239	e	Lennar Corp (Class A)	1,764,417
112,092	e	Mattel, Inc	2,755,221
6,087	*	Mohawk Industries, Inc	1,190,008
43,906		Newell Rubbermaid, Inc	1,862,932
27,567		Phillips-Van Heusen Corp	2,507,219
203

TIAA-CREF FUNDS - Large-Cap Value Index Fund

SHARES		COMPANY	VALUE

121,685		Pulte Homes, Inc	$2,230,486
18,805		Ralph Lauren Corp	2,083,030
37,846	*	Toll Brothers, Inc	1,361,321
841	e	Tupperware Corp	49,510
18,571	*	Vista Outdoor, Inc	830,495
24,125		Whirlpool Corp	3,863,377
		TOTAL CONSUMER DURABLES & APPAREL	27,406,581

CONSUMER SERVICES - 0.6%
5,132		ARAMARK Holdings Corp	155,756
141,463		Carnival Corp	7,650,319
33,630		Darden Restaurants, Inc	2,081,361
1,115		Graham Holdings Co	616,004
5,480		H&R Block, Inc	204,185
11,377	*,e	Hyatt Hotels Corp	573,401
10,893	e	International Game Technology plc	176,685
139,032	*	MGM Resorts International	3,224,152
4,076	*	Norwegian Cruise Line Holdings Ltd	259,315
57,358		Royal Caribbean Cruises Ltd	5,641,159
73,218		Wendy’s	670,677
3,094	e	Wynn Resorts Ltd	216,425
		TOTAL CONSUMER SERVICES	21,469,439

DIVERSIFIED FINANCIALS - 5.3%
148,774	*	Ally Financial, Inc	2,963,578
232,624		American Express Co	17,042,034
10,389		Ameriprise Financial, Inc	1,198,475
333,459		Bank of New York Mellon Corp	13,888,567
28,512		BlackRock, Inc	10,035,369
181,461		Capital One Financial Corp	14,317,273
111,005		Charles Schwab Corp	3,387,873
106,819		CME Group, Inc	10,091,191
147,483		Discover Financial Services	8,291,494
96,110	*	E*TRADE Financial Corp	2,740,096
130,130		Franklin Resources, Inc	5,304,099
144,187		Goldman Sachs Group, Inc	27,035,063
17,665		Interactive Brokers Group, Inc (Class A)	726,738
24,031		IntercontinentalExchange Group, Inc	6,065,424
126,622		Invesco Ltd	4,200,052
45,000	e	iShares Russell 1000 Value Index Fund	4,513,050
22,364		Legg Mason, Inc	1,000,789
93,236		Leucadia National Corp	1,865,652
512,024		Morgan Stanley	16,881,431
37,865		NASDAQ OMX Group, Inc	2,192,005
127,786		Navient Corp	1,685,497
77,973		Northern Trust Corp	5,488,519
41,764		Raymond James Financial, Inc	2,301,614
26,988	*	Santander Consumer USA Holdings, Inc	486,054
11,811	*	SLM Corp	83,386
17,524	*	Springleaf Holdings, Inc	822,051
136,239		State Street Corp	9,400,491
42,288	*,e	Synchrony Financial	1,300,779
204

TIAA-CREF FUNDS - Large-Cap Value Index Fund

SHARES		COMPANY	VALUE

13,313		TD Ameritrade Holding Corp	$458,899
75,805		Voya Financial, Inc	3,075,409
2,335		Waddell & Reed Financial, Inc (Class A)	86,255
		TOTAL DIVERSIFIED FINANCIALS	178,929,207

ENERGY - 13.3%
169,170		Anadarko Petroleum Corp	11,314,090
23,621	*,e	Antero Resources Corp	556,747
124,765		Apache Corp	5,880,175
144,838		Baker Hughes, Inc	7,630,066
111,950		California Resources Corp	452,278
63,687	*	Cameron International Corp	4,331,353
79,587	*	Cheniere Energy, Inc	3,941,148
199,878	e	Chesapeake Energy Corp	1,425,130
628,548		Chevron Corp	57,122,442
31,222		Cimarex Energy Co	3,686,069
125,412	*	Cobalt International Energy, Inc	961,910
105,471		Columbia Pipeline Group, Inc	2,190,633
43,175	*	Concho Resources, Inc	5,004,414
412,085		ConocoPhillips	21,984,735
77,908	e	Consol Energy, Inc	518,867
19,175	*	Continental Resources, Inc	650,224
3,587	e	CVR Energy, Inc	159,478
125,829	e	Denbury Resources, Inc	445,435
136,913		Devon Energy Corp	5,740,762
21,111	e	Diamond Offshore Drilling, Inc	419,687
22,075	*	Diamondback Energy, Inc	1,630,018
13,069	*	Dril-Quip, Inc	804,528
26,095		Energen Corp	1,517,424
78,157		Ensco plc	1,299,751
167,224		EOG Resources, Inc	14,356,180
15,949	*,e	EP Energy Corp	87,879
50,454		EQT Corp	3,333,496
1,397,492	d	Exxon Mobil Corp	115,628,488
26,138	*	FMC Technologies, Inc	884,249
10,786	e	Frank’s International NV	185,088
30,389	e	Golar LNG Ltd	881,585
35,649	*	Gulfport Energy Corp	1,086,225
282,610		Halliburton Co	10,846,572
31,657	e	Helmerich & Payne, Inc	1,781,339
84,266		Hess Corp	4,736,592
55,355		HollyFrontier Corp	2,710,734
595,020		Kinder Morgan, Inc	16,273,797
54,800	*	Kosmos Energy LLC	373,736
42,028	*,e	Laredo Petroleum Holdings, Inc	482,481
225,850		Marathon Oil Corp	4,151,123
167,085		Marathon Petroleum Corp	8,655,003
58,437		Murphy Oil Corp	1,661,364
113,320		Nabors Industries Ltd	1,137,733
128,277		National Oilwell Varco, Inc	4,828,346
54,230	*	Newfield Exploration Co	2,179,504
79,090	e	Noble Corp plc	1,065,342
205

TIAA-CREF FUNDS - Large-Cap Value Index Fund

SHARES		COMPANY	VALUE

141,802		Noble Energy, Inc	$5,082,184
256,497	*	Occidental Petroleum Corp	19,119,286
26,953		Oceaneering International, Inc	1,132,565
39,209		Oneok, Inc	1,329,969
48,987		Patterson-UTI Energy, Inc	729,416
32,360		PBF Energy, Inc	1,100,240
180,949		Phillips 66	16,113,508
49,737		Pioneer Natural Resources Co	6,820,932
59,926		Questar Market Resources, Inc	926,456
52,594	e	Range Resources Corp	1,600,961
24,681	*	Rice Energy, Inc	376,632
42,062		Rowan Cos plc	827,780
19,112	e	RPC, Inc	210,805
372,460		Schlumberger Ltd	29,111,474
125,036	*,e	Seadrill Ltd	808,983
22,846	e	SM Energy Co	761,914
126,949	*	Southwestern Energy Co	1,401,517
222,355		Spectra Energy Corp	6,352,682
51,377		Superior Energy Services	727,498
9,853		Targa Resources Investments, Inc	563,099
9,354		Teekay Corp	300,544
39,364		Tesoro Corp	4,209,193
169,561		Valero Energy Corp	11,177,461
260,831	*	Weatherford International Ltd	2,670,910
68,376	*	Whiting Petroleum Corp	1,178,119
20,593		World Fuel Services Corp	915,565
81,278	*	WPX Energy, Inc	557,567
		TOTAL ENERGY	453,101,480

FOOD & STAPLES RETAILING - 1.8%
27,782		CVS Health Corp	2,744,306
138,826	*	Rite Aid Corp	1,093,949
136,451		Sysco Corp	5,628,604
243,115		Walgreens Boots Alliance, Inc	20,586,978
526,199		Wal-Mart Stores, Inc	30,119,631
9,364		Whole Foods Market, Inc	280,545
		TOTAL FOOD & STAPLES RETAILING	60,454,013

FOOD, BEVERAGE & TOBACCO - 2.6%
38,898		Altria Group, Inc	2,352,162
207,513		Archer Daniels Midland Co	9,475,044
5,000	*,e	Blue Buffalo Pet Products, Inc	89,700
893	e	Brown-Forman Corp	102,472
3,088		Brown-Forman Corp (Class B)	327,884
47,518		Bunge Ltd	3,466,913
24,115		Campbell Soup Co	1,224,801
123,288		ConAgra Foods, Inc	4,999,328
5,918		Flowers Foods, Inc	159,786
20,442		Ingredion, Inc	1,943,216
39,926		J.M. Smucker Co	4,686,913
8,511		Kellogg Co	600,196
45,677		Molson Coors Brewing Co (Class B)	4,024,144
206

TIAA-CREF FUNDS - Large-Cap Value Index Fund

SHARES		COMPANY	VALUE

542,021		Mondelez International, Inc	$25,019,690
259,017		Philip Morris International, Inc	22,897,103
18,300	e	Pilgrim’s Pride Corp	347,517
39,015		Pinnacle Foods, Inc	1,719,781
93,348		Tyson Foods, Inc (Class A)	4,140,917
		TOTAL FOOD, BEVERAGE & TOBACCO	87,577,567

HEALTH CARE EQUIPMENT & SERVICES - 4.1%
497,026		Abbott Laboratories	22,266,765
87,810		Aetna Inc	10,078,832
40,615		Allscripts Healthcare Solutions, Inc	571,047
70,338		Anthem, Inc	9,787,533
65,586		Baxter International, Inc	2,452,261
412,405	*	Boston Scientific Corp	7,538,763
47,927	*	Brookdale Senior Living, Inc	1,002,154
10,947		Cardinal Health, Inc	899,843
39,274		Community Health Systems, Inc	1,101,243
5,114		Cooper Cos, Inc	779,169
41,626	*	DaVita, Inc	3,226,431
34,806		Dentsply International, Inc	2,117,945
35,790	*	Express Scripts Holding Co	3,091,540
98,467		HCA Holdings, Inc	6,773,545
21,342	*	Health Net, Inc	1,371,437
2,022		Hill-Rom Holdings, Inc	106,539
3,756		Humana, Inc	670,934
10,413	*	Inverness Medical Innovations, Inc	480,248
22,384	*	Laboratory Corp of America Holdings	2,747,412
13,436	*	LifePoint Hospitals, Inc	925,472
476,368		Medtronic plc	35,213,122
13,543		Patterson Cos, Inc	641,938
12,916	*	Pediatrix Medical Group, Inc	910,191
48,401		Quest Diagnostics, Inc	3,288,848
40,589		St. Jude Medical, Inc	2,589,984
55,865		Stryker Corp	5,341,811
14,053		Teleflex, Inc	1,869,049
15,553		UnitedHealth Group, Inc	1,831,832
24,914		Universal Health Services, Inc (Class B)	3,041,750
1,590	*	VCA Antech, Inc	87,084
53,413		Zimmer Holdings, Inc	5,585,398
		TOTAL HEALTH CARE EQUIPMENT & SERVICES	138,390,120

HOUSEHOLD & PERSONAL PRODUCTS - 2.3%
144,268		Avon Products, Inc	581,400
9,215		Clorox Co	1,123,677
37,009		Colgate-Palmolive Co	2,455,547
20,583		Edgewell Personal Care Co	1,743,586
20,988		Energizer Holdings, Inc	898,916
4,003	*,e	Herbalife Ltd	224,328
25,075		Kimberly-Clark Corp	3,001,729
15,505	e	Nu Skin Enterprises, Inc (Class A)	592,446
906,646		Procter & Gamble Co	69,249,621
		TOTAL HOUSEHOLD & PERSONAL PRODUCTS	79,871,250
207

TIAA-CREF FUNDS - Large-Cap Value Index Fund

SHARES		COMPANY	VALUE

INSURANCE - 8.1%
108,752		ACE Ltd	$12,347,702
144,790		Aflac, Inc	9,230,362
5,330	*	Alleghany Corp	2,645,119
31,459		Allied World Assurance Co Holdings Ltd	1,143,849
135,711		Allstate Corp	8,397,797
23,453		American Financial Group, Inc	1,693,072
445,015		American International Group, Inc	28,062,646
2,700		American National Insurance Co	278,856
11,906		Amtrust Financial Services, Inc	812,227
41,048	*	Arch Capital Group Ltd	3,074,085
25,352		Arthur J. Gallagher & Co	1,108,643
20,498		Aspen Insurance Holdings Ltd	996,408
22,641		Assurant, Inc	1,845,921
50,317		Assured Guaranty Ltd	1,380,698
32,965		Axis Capital Holdings Ltd	1,780,110
581,237	*	Berkshire Hathaway, Inc (Class B)	79,059,857
39,133		Brown & Brown, Inc	1,262,822
76,560		Chubb Corp	9,903,036
55,360		Cincinnati Financial Corp	3,334,333
9,905		CNA Financial Corp	362,127
20,661		Endurance Specialty Holdings Ltd	1,304,329
14,660		Everest Re Group Ltd	2,609,040
92,842		FNF Group	3,275,466
171,750	*	Genworth Financial, Inc (Class A)	803,790
14,711		Hanover Insurance Group, Inc	1,239,402
139,029		Hartford Financial Services Group, Inc	6,431,481
83,522		Lincoln National Corp	4,469,262
104,697		Loews Corp	3,817,253
4,169	*	Markel Corp	3,618,692
72,105		Marsh & McLennan Cos, Inc	4,019,133
9,661		Mercury General Corp	521,791
312,921		Metlife, Inc	15,764,960
86,083		Old Republic International Corp	1,552,937
15,874		PartnerRe Ltd	2,206,486
98,799		Principal Financial Group	4,955,758
18,683		ProAssurance Corp	989,452
196,599		Progressive Corp	6,513,325
151,213		Prudential Financial, Inc	12,475,072
22,126		Reinsurance Group of America, Inc (Class A)	1,996,650
15,288		RenaissanceRe Holdings Ltd	1,676,023
13,891		Stancorp Financial Group, Inc	1,593,575
43,759		Torchmark Corp	2,538,460
106,352		Travelers Cos, Inc	12,006,077
83,860		UnumProvident Corp	2,905,749
27,409		Validus Holdings Ltd	1,214,219
31,726		W.R. Berkley Corp	1,771,263
2,014		White Mountains Insurance Group Ltd	1,591,060
101,802		XL Capital Ltd	3,876,620
		TOTAL INSURANCE	276,456,995
208

TIAA-CREF FUNDS - Large-Cap Value Index Fund

SHARES		COMPANY	VALUE

MATERIALS - 2.8%
12,740		Air Products & Chemicals, Inc	$1,770,605
17,289		Airgas, Inc	1,662,510
36,722		Albemarle Corp	1,965,362
437,651		Alcoa, Inc	3,908,223
37,156		Allegheny Technologies, Inc	546,193
17,368		Aptargroup, Inc	1,277,590
20,246		Ashland, Inc	2,221,391
2,176		Avery Dennison Corp	141,375
29,679		Bemis Co, Inc	1,358,705
22,061		Cabot Corp	792,872
47,035		Celanese Corp (Series A)	3,341,837
30,728		Chemours Co	212,945
25,980	*	Crown Holdings, Inc	1,377,979
21,327		Cytec Industries, Inc	1,587,155
21,044		Domtar Corp	867,855
323,864		Dow Chemical Co	16,734,053
162,298		Du Pont (E.I.) de Nemours & Co	10,289,693
37,035		Eastman Chemical Co	2,672,816
12,575		FMC Corp	511,928
379,604		Freeport-McMoRan Copper & Gold, Inc (Class B)	4,467,939
46,485		Graphic Packaging Holding Co	658,228
26,520		Huntsman Corp	349,268
6,571		International Paper Co	280,516
19,282		Martin Marietta Materials, Inc	2,991,602
115,540		Mosaic Co	3,904,097
175,806		Newmont Mining Corp	3,421,185
105,653		Nucor Corp	4,469,122
48,922	*	Owens-Illinois, Inc	1,054,269
38,476	*	Platform Specialty Products Corp	401,689
16,292		Praxair, Inc	1,809,878
24,471		Reliance Steel & Aluminum Co	1,467,281
20,536		Royal Gold, Inc	982,442
1,453		Scotts Miracle-Gro Co (Class A)	96,131
24,516		Sigma-Aldrich Corp	3,425,376
33,983		Sonoco Products Co	1,450,734
25,426	e	Southern Copper Corp (NY)	705,826
71,330		Steel Dynamics, Inc	1,317,465
44,388		Tahoe Resources, Inc	370,640
48,816	e	United States Steel Corp	570,171
38,238		Vulcan Materials Co	3,693,026
13,524		Westlake Chemical Corp	815,092
78,209		WestRock Co	4,204,516
		TOTAL MATERIALS	96,147,580

MEDIA - 1.3%
1,115	*	Cable One, Inc	483,286
58,018		Cablevision Systems Corp (Class A)	1,890,807
6,781	*	Clear Channel Outdoor Holdings, Inc (Class A)	50,722
68,241		Comcast Corp (Class A)	4,273,251
12,296		Comcast Corp (Special Class A)	771,082
4,317	*,e	Discovery Communications, Inc (Class A)	127,092
209

TIAA-CREF FUNDS - Large-Cap Value Index Fund

SHARES		COMPANY	VALUE

9,446	*	Discovery Communications, Inc (Class C)	$259,954
23,438		DISH Network Corp (Class A)	1,475,891
38,862		Gannett Co, Inc	614,797
15,867		John Wiley & Sons, Inc (Class A)	830,320
9,167	*	Liberty Broadband Corp (Class A)	500,152
22,068	*	Liberty Broadband Corp (Class C)	1,186,596
35,700	*	Liberty Media Corp	1,455,132
66,529	*	Liberty Media Corp (Class C)	2,604,610
129,649		News Corp	1,996,595
40,978		News Corp (Class B)	634,339
75,960		TEGNA, Inc	2,053,958
110,261		Thomson Corp	4,522,906
133,276		Time Warner, Inc	10,041,014
27,345		Tribune Co	1,102,824
127,835		Twenty-First Century Fox, Inc	3,923,256
51,078		Twenty-First Century Fox, Inc (Class B)	1,577,289
		TOTAL MEDIA	42,375,873

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 7.5%
111,913		Agilent Technologies, Inc	4,225,835
8,587	*	Alkermes plc	617,577
71,629	*	Allergan plc	22,095,398
4,597	*	Alnylam Pharmaceuticals, Inc	395,112
66,295		Baxalta, Inc	2,284,526
7,031	*	Bio-Rad Laboratories, Inc (Class A)	980,684
7,238		Bio-Techne Corp	638,392
48,404	*	Endo International plc	2,903,756
807,723		Johnson & Johnson	81,604,255
23,756	*	Mallinckrodt plc	1,560,056
835,016		Merck & Co, Inc	45,641,974
21,534	*	Mylan NV	949,434
31,282		PerkinElmer, Inc	1,615,402
39,729		Perrigo Co plc	6,266,852
2,058,289		Pfizer, Inc	69,611,334
76,893	*	Qiagen NV (NASDAQ)	1,858,504
1,318	*	Quintiles Transnational Holdings, Inc	83,891
87,964		Thermo Electron Corp	11,503,932
5,314	*	VWR Corp	146,188
		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES	254,983,102

REAL ESTATE - 4.8%
24,389		Alexandria Real Estate Equities, Inc	2,188,669
37,575		American Campus Communities, Inc	1,524,418
117,715		American Capital Agency Corp	2,098,858
57,128		American Homes 4 Rent	942,612
316,289		Annaly Capital Management, Inc	3,147,076
52,735		Apartment Investment & Management Co (Class A)	2,066,685
58,847		Apple Hospitality REIT, Inc	1,160,463
44,058		AvalonBay Communities, Inc	7,702,660
68,146		BioMed Realty Trust, Inc	1,595,298
4,672		Boston Properties, Inc	587,971
60,767		Brandywine Realty Trust	820,354
210

TIAA-CREF FUNDS - Large-Cap Value Index Fund

SHARES		COMPANY	VALUE

57,058		Brixmor Property Group, Inc	$1,461,826
29,007		Camden Property Trust	2,140,427
28,038		Care Capital Properties, Inc	923,852
56,005		CBL & Associates Properties, Inc	816,553
69,808		Chimera Investment Corp	982,897
37,473		Columbia Property Trust, Inc	930,829
41,744		Communications Sales & Leasing, Inc	838,637
31,996		Corporate Office Properties Trust	735,908
38,310		Corrections Corp of America	1,091,835
100,642		DDR Corp	1,690,786
19,350		Digital Realty Trust, Inc	1,431,126
48,422		Douglas Emmett, Inc	1,479,292
115,077		Duke Realty Corp	2,382,094
20,366		Empire State Realty Trust, Inc	362,922
44,404	*	Equity Commonwealth	1,274,839
121,257		Equity Residential	9,375,591
21,860		Essex Property Trust, Inc	4,818,818
71,818	*	Forest City Enterprises, Inc (Class A)	1,587,178
26,198		Gaming and Leisure Properties, Inc	764,196
190,974		General Growth Properties, Inc	5,528,697
154,769		HCP, Inc	5,757,407
38,329		Healthcare Trust of America, Inc	1,008,436
50,485		Hospitality Properties Trust	1,355,017
251,061		Host Marriott Corp	4,350,887
7,714	*	Howard Hughes Corp	953,296
42,888		Iron Mountain, Inc	1,314,088
4,140		Jones Lang LaSalle, Inc	690,179
29,077		Kilroy Realty Corp	1,914,430
136,546		Kimco Realty Corp	3,655,336
49,898		Liberty Property Trust	1,697,530
52,852		Macerich Co	4,478,678
123,214		MFA Mortgage Investments, Inc	852,641
25,145		Mid-America Apartment Communities, Inc	2,142,103
45,514		National Retail Properties, Inc	1,729,532
124,262		NorthStar Realty Finance Corp	1,492,387
43,991		Omega Healthcare Investors, Inc	1,518,569
44,998	*	Outfront Media, Inc	1,062,403
60,384		Paramount Group, Inc	1,073,024
51,772		Piedmont Office Realty Trust, Inc	1,003,341
34,391		Plum Creek Timber Co, Inc	1,401,089
12,082		Post Properties, Inc	721,779
174,645		Prologis, Inc	7,462,581
4,267		Public Storage, Inc	979,106
41,165		Rayonier, Inc	932,387
31,220	*	Realogy Holdings Corp	1,220,702
83,065		Realty Income Corp	4,108,395
31,545		Regency Centers Corp	2,143,798
80,275		Retail Properties of America, Inc	1,201,717
79,740		Senior Housing Properties Trust	1,211,251
33,350		SL Green Realty Corp	3,955,977
146,768		Spirit Realty Capital, Inc	1,494,098
79,445		Starwood Property Trust, Inc	1,596,050
211

TIAA-CREF FUNDS - Large-Cap Value Index Fund

SHARES		COMPANY	VALUE

13,131		Taubman Centers, Inc	$1,010,824
123,444		Two Harbors Investment Corp	1,044,336
86,900		UDR, Inc	2,994,574
110,909		Ventas, Inc	5,958,031
302,310		VEREIT, Inc	2,497,081
63,098		Vornado Realty Trust	6,344,504
41,399		Weingarten Realty Investors	1,480,428
64,593		Welltower, Inc	4,190,148
157,112		Weyerhaeuser Co	4,608,095
34,767		WP Carey, Inc	2,203,185
61,968		WP GLIMCHER, Inc	720,068
		TOTAL REAL ESTATE	163,982,855

RETAILING - 1.1%
18,914		Aaron’s, Inc	466,608
101,422		Best Buy Co, Inc	3,552,813
14,868	*,e	Cabela’s, Inc	582,380
5,365		CST Brands, Inc	192,764
9,164		Dick’s Sporting Goods, Inc	408,256
6,710		Dillard’s, Inc (Class A)	600,411
22,792	e	DSW, Inc (Class A)	568,433
6,670		Foot Locker, Inc	451,893
35,259	e	GameStop Corp (Class A)	1,624,382
3,523		Genuine Parts Co	319,747
102,192	*,e	JC Penney Co, Inc	937,101
67,372		Kohl’s Corp	3,107,197
89,970	*	Liberty Interactive Corp	2,462,479
31,898		Macy’s, Inc	1,626,160
14,219	*	Murphy USA, Inc	872,620
151,999	*	Office Depot, Inc	1,158,232
8,368		Penske Auto Group, Inc	408,693
5,328	*,e	Sears Holdings Corp	124,515
213,022		Staples, Inc	2,767,156
195,154		Target Corp	15,061,986
9,053		Tiffany & Co	746,329
		TOTAL RETAILING	38,040,155

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 2.6%
69,306		Altera Corp	3,642,030
9,174		Analog Devices, Inc	551,541
166,549		Applied Materials, Inc	2,793,027
170,568		Broadcom Corp (Class A)	8,767,195
35,859	*,e	Cree, Inc	903,288
111,610		Cypress Semiconductor Corp	1,176,369
25,375	*	First Solar, Inc	1,448,151
3,204	*	Freescale Semiconductor Holdings Ltd	107,302
1,474,642		Intel Corp	49,931,378
15,081		Lam Research Corp	1,155,054
149,938		Marvell Technology Group Ltd	1,230,991
62,529		Maxim Integrated Products, Inc	2,562,439
333,571	*	Micron Technology, Inc	5,523,936
178,826		Nvidia Corp	5,073,294
212

TIAA-CREF FUNDS - Large-Cap Value Index Fund

SHARES		COMPANY	VALUE

10,555	*	ON Semiconductor Corp	$116,105
7,581	*,e	SunEdison, Inc	55,341
17,475	*,e	SunPower Corp	469,029
70,534		Teradyne, Inc	1,376,824
65,891		Xilinx, Inc	3,137,729
		TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT	90,021,023

SOFTWARE & SERVICES - 4.4%
168,137		Activision Blizzard, Inc	5,844,442
50,758		Amdocs Ltd	3,023,654
24,537	*	Ansys, Inc	2,338,621
19,936	*	Autodesk, Inc	1,100,268
30,806		Automatic Data Processing, Inc	2,679,814
1,599	*,e	Black Knight Financial Services, Inc	57,612
3,389		Booz Allen Hamilton Holding Co	99,840
106,492		CA, Inc	2,950,893
46,769		Computer Sciences Corp	3,114,348
2,602		DST Systems, Inc	317,834
54,240		Fidelity National Information Services, Inc	3,955,181
16,591	*	First American Corp	646,717
21,433	*	HomeAway, Inc	676,426
135,522		International Business Machines Corp	18,983,922
20,071		Leidos Holdings, Inc	1,055,132
1,170,661		Microsoft Corp	61,623,595
84,259	*	Nuance Communications, Inc	1,429,875
423,344		Oracle Corp	16,442,681
14,316		Paychex, Inc	738,419
2,985		SS&C Technologies Holdings, Inc	221,338
224,843		Symantec Corp	4,631,766
47,969	*	Synopsys, Inc	2,397,491
12,846	*	Teradata Corp	361,101
364,922		Xerox Corp	3,426,618
312,843	*	Yahoo!, Inc	11,143,468
6,662	*,e	Zillow Group, Inc	205,256
12,860	*,e	Zillow Group, Inc (Class C)	356,093
258,547	*	Zynga, Inc	612,756
		TOTAL SOFTWARE & SERVICES	150,435,161

TECHNOLOGY HARDWARE & EQUIPMENT - 4.5%
25,628	*,e	3D Systems Corp	257,818
36,919	*	ARRIS Group, Inc	1,043,331
31,320		Arrow Electronics, Inc	1,722,287
44,551		Avnet, Inc	2,023,952
137,011		Brocade Communications Systems, Inc	1,427,655
1,700,090		Cisco Systems, Inc	49,047,597
19,843	*	CommScope Holding Co, Inc	643,508
416,309		Corning, Inc	7,743,347
16,883		Dolby Laboratories, Inc (Class A)	585,334
14,874	*	EchoStar Corp (Class A)	666,801
595,247		EMC Corp	15,607,376
4,500	*,e	Fitbit, Inc	182,430
17,304		Flir Systems, Inc	461,498
213

TIAA-CREF FUNDS - Large-Cap Value Index Fund

SHARES		COMPANY	VALUE

34,044		Harris Corp	$2,693,902
605,738		Hewlett-Packard Co	16,330,697
48,832		Ingram Micro, Inc (Class A)	1,454,217
51,786		Jabil Circuit, Inc	1,190,042
109,019		Juniper Networks, Inc	3,422,106
8,326	*	Keysight Technologies, Inc	275,424
21,373		Lexmark International, Inc (Class A)	694,409
17,343	*	Lumentum Holdings, Inc	248,699
29,433		National Instruments Corp	896,823
55,931	*	NCR Corp	1,487,765
70,104		NetApp, Inc	2,383,536
461,347		Qualcomm, Inc	27,413,239
68,755		SanDisk Corp	5,294,135
81,551	*	Trimble Navigation Ltd	1,855,285
74,937	*	Viavi Solutions, Inc	445,875
74,875		Western Digital Corp	5,003,147
		TOTAL TECHNOLOGY HARDWARE & EQUIPMENT	152,502,235

TELECOMMUNICATION SERVICES - 2.4%
1,735,351		AT&T, Inc	58,151,612
186,930		CenturyTel, Inc	5,273,295
385,857	e	Frontier Communications Corp	1,983,305
84,445	*	Level 3 Communications, Inc	4,302,473
21,801	*	SBA Communications Corp (Class A)	2,594,755
245,637	*,e	Sprint Corp	1,161,863
31,611		Telephone & Data Systems, Inc	905,339
91,660	*	T-Mobile US, Inc	3,472,998
3,981		US Cellular Corp	162,186
98,618		Verizon Communications, Inc	4,623,212
6,793	*	Zayo Group Holdings, Inc	180,218
		TOTAL TELECOMMUNICATION SERVICES	82,811,256

TRANSPORTATION - 1.0%
1,217		Amerco, Inc	494,479
11,006	e	Copa Holdings S.A. (Class A)	556,023
242,719		CSX Corp	6,550,986
60,332		FedEx Corp	9,414,808
10,717	*	Genesee & Wyoming, Inc (Class A)	719,111
66,408	*	JetBlue Airways Corp	1,649,575
36,784		Kansas City Southern Industries, Inc	3,044,244
18,066	*	Kirby Corp	1,179,529
22,925		Macquarie Infrastructure Co LLC	1,823,684
102,034		Norfolk Southern Corp	8,165,781
17,689		Ryder System, Inc	1,269,716
		TOTAL TRANSPORTATION	34,867,936

UTILITIES - 6.0%
225,917		AES Corp	2,473,791
40,088		AGL Resources, Inc	2,505,500
38,221		Alliant Energy Corp	2,255,803
80,322		Ameren Corp	3,508,465
162,929		American Electric Power Co, Inc	9,229,928
214

TIAA-CREF FUNDS - Large-Cap Value Index Fund

SHARES		COMPANY	RATE	MATURITY DATE	VALUE

60,328		American Water Works Co, Inc			$3,460,414
59,447		Aqua America, Inc			1,700,184
33,774		Atmos Energy Corp			2,127,762
110,073	*	Calpine Corp			1,707,232
142,055		Centerpoint Energy, Inc			2,635,120
93,189		CMS Energy Corp			3,361,327
98,131		Consolidated Edison, Inc			6,452,113
188,396		Dominion Resources, Inc			13,457,126
60,183		DTE Energy Co			4,910,331
230,970		Duke Energy Corp			16,507,426
107,830		Edison International			6,525,872
60,334		Entergy Corp			4,112,366
105,188		Eversource Energy			5,358,277
285,343		Exelon Corp			7,966,777
139,842		FirstEnergy Corp			4,363,070
51,252		Great Plains Energy, Inc			1,409,430
36,274		Hawaiian Electric Industries, Inc			1,061,377
31,808		ITC Holdings Corp			1,040,758
66,423		MDU Resources Group, Inc			1,252,738
28,381		National Fuel Gas Co			1,490,854
148,364		NextEra Energy, Inc			15,231,048
105,429		NiSource, Inc			2,020,020
112,959		NRG Energy, Inc			1,456,042
65,710		OGE Energy Corp			1,873,392
83,253		Pepco Holdings, Inc			2,217,027
160,623		PG&E Corp			8,577,268
36,930		Pinnacle West Capital Corp			2,345,424
222,681		PPL Corp			7,660,226
169,415		Public Service Enterprise Group, Inc			6,995,145
59,382		Questar Corp			1,226,238
47,584		SCANA Corp			2,817,925
82,150		Sempra Energy			8,412,982
302,311		Southern Co			13,634,226
78,212		TECO Energy, Inc			2,111,724
19,676		TerraForm Power, Inc			359,087
56,398		UGI Corp			2,068,115
27,282		Vectren Corp			1,240,513
104,361		WEC Energy Group, Inc			5,380,853
46,759		Westar Energy, Inc			1,856,332
168,936		Xcel Energy, Inc			6,019,190
		TOTAL UTILITIES			204,376,818

		TOTAL COMMON STOCKS			3,390,065,623
		(Cost $3,142,703,229)

PRINCIPAL		ISSUER

SHORT-TERM INVESTMENTS - 1.7%

GOVERNMENT AGENCY DEBT - 0.2%
$4,900,000		Federal Home Loan Bank (FHLB)	0.040%	11/12/15	4,899,966
		TOTAL GOVERNMENT AGENCY DEBT			4,899,966
215

TIAA-CREF FUNDS - Large-Cap Value Index Fund

SHARES		COMPANY	VALUE

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 1.5%
51,486,331	c	TIAA-CREF Short Term Lending Portfolio of the State Street Navigator Securities Lending Trust	$51,486,331
		TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES	51,486,331
		TOTAL SHORT-TERM INVESTMENTS	56,386,297
		(Cost $56,386,272)

		TOTAL INVESTMENTS - 101.2%	3,446,451,920
		(Cost $3,199,089,501)
		OTHER ASSETS & LIABILITIES, NET - (1.2)%	(39,597,807)
		NET ASSETS - 100.0%	$3,406,854,113

Abbreviation(s):
REIT Real Estate Investment Trust

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.
d	All or a portion of these securities have been segregated to cover margin requirements on open futures transactions.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $50,413,983.
216

TIAA-CREF FUNDS - S&P 500 Index Fund

TIAA-CREF FUNDS

S&P 500 INDEX FUND

SCHEDULE OF INVESTMENTS

October 31, 2015

SHARES		COMPANY	VALUE

COMMON STOCKS - 99.8%

AUTOMOBILES & COMPONENTS - 1.0%
35,279		BorgWarner, Inc	$1,510,647
44,704		Delphi Automotive plc	3,718,926
613,550		Ford Motor Co	9,086,675
228,045		General Motors Co	7,961,051
44,035		Goodyear Tire & Rubber Co	1,446,109
32,003		Harley-Davidson, Inc	1,582,548
102,859		Johnson Controls, Inc	4,647,170
		TOTAL AUTOMOBILES & COMPONENTS	29,953,126

BANKS - 5.9%
1,648,061		Bank of America Corp	27,654,464
117,786		BB&T Corp	4,375,750
477,795		Citigroup, Inc	25,404,360
27,798		Comerica, Inc	1,206,433
127,369		Fifth Third Bancorp	2,426,380
74,092		Hudson City Bancorp, Inc	749,811
137,412		Huntington Bancshares, Inc	1,507,410
584,172		JPMorgan Chase & Co	37,533,051
133,696		Keycorp	1,660,504
21,871	e	M&T Bank Corp	2,621,239
56,816		People’s United Financial, Inc	906,215
80,107		PNC Financial Services Group, Inc	7,230,458
206,303		Regions Financial Corp	1,928,933
78,918		SunTrust Banks, Inc	3,276,675
261,197		US Bancorp	11,017,290
739,993		Wells Fargo & Co	40,063,221
31,143		Zions Bancorporation	895,984
		TOTAL BANKS	170,458,178

CAPITAL GOODS - 7.2%
99,238		3M Co	15,601,206
15,209		Allegion plc	991,171
37,228		Ametek, Inc	2,040,839
101,800		Boeing Co	15,073,526
95,363		Caterpillar, Inc	6,960,545
26,024		Cummins, Inc	2,693,744
92,385		Danaher Corp	8,620,444
49,183		Deere & Co	3,836,274
24,279		Dover Corp	1,564,296
72,562		Eaton Corp	4,056,941
103,047		Emerson Electric Co	4,866,910
45,614	e	Fastenal Co	1,786,244
21,029		Flowserve Corp	974,905
22,359		Fluor Corp	1,068,984
217

TIAA-CREF FUNDS - S&P 500 Index Fund

SHARES		COMPANY	VALUE

47,730		General Dynamics Corp	$7,091,723
1,590,516		General Electric Co	45,997,723
122,365		Honeywell International, Inc	12,637,857
51,255		Illinois Tool Works, Inc	4,712,385
41,717		Ingersoll-Rand plc	2,472,149
19,189	*	Jacobs Engineering Group, Inc	770,247
12,692		L-3 Communications Holdings, Inc	1,604,269
41,593		Lockheed Martin Corp	9,143,389
53,187		Masco Corp	1,542,423
29,085		Northrop Grumman Corp	5,460,709
55,332		Paccar, Inc	2,913,230
21,509		Parker Hannifin Corp	2,251,992
28,288		Pentair plc	1,581,865
22,295		Precision Castparts Corp	5,145,909
32,707	*	Quanta Services, Inc	657,738
48,206		Raytheon Co	5,659,384
21,058		Rockwell Automation, Inc	2,298,691
21,728		Rockwell Collins, Inc	1,884,252
15,546		Roper Industries, Inc	2,896,997
9,200		Snap-On, Inc	1,526,188
23,732		Stanley Works	2,515,117
43,247		Textron, Inc	1,823,726
15,118	*	United Rentals, Inc	1,131,734
129,898		United Technologies Corp	12,783,262
10,116	e	W.W. Grainger, Inc	2,124,360
30,312		Xylem, Inc	1,103,660
		TOTAL CAPITAL GOODS	209,867,008

COMMERCIAL & PROFESSIONAL SERVICES - 0.7%
28,413	e	ADT Corp	938,766
15,138		Cintas Corp	1,409,196
6,861		Dun & Bradstreet Corp	781,262
18,294		Equifax, Inc	1,949,592
57,712		Nielsen NV	2,741,897
31,541		Pitney Bowes, Inc	651,322
37,379		Republic Services, Inc	1,634,958
20,840		Robert Half International, Inc	1,097,434
13,984	*	Stericycle, Inc	1,697,238
69,403		Tyco International plc	2,529,045
24,003	*	Verisk Analytics, Inc	1,718,855
66,382		Waste Management, Inc	3,568,696
		TOTAL COMMERCIAL & PROFESSIONAL SERVICES	20,718,261

CONSUMER DURABLES & APPAREL - 1.5%
44,236		Coach, Inc	1,380,163
50,324		DR Horton, Inc	1,481,539
6,700	*,e	Fossil Group, Inc	364,547
22,108	e	Garmin Ltd	784,171
63,272		Hanesbrands, Inc	2,020,908
10,973		Harman International Industries, Inc	1,206,591
17,696		Hasbro, Inc	1,359,584
21,206		Leggett & Platt, Inc	954,906
218

TIAA-CREF FUNDS - S&P 500 Index Fund

SHARES		COMPANY	VALUE

27,703	e	Lennar Corp (Class A)	$1,387,089
58,172	e	Mattel, Inc	1,429,868
30,966	*	Michael Kors Holdings Ltd	1,196,526
9,943	*	Mohawk Industries, Inc	1,943,856
40,749		Newell Rubbermaid, Inc	1,728,980
106,823		Nike, Inc (Class B)	13,997,018
12,888		Phillips-Van Heusen Corp	1,172,164
50,370		Pulte Homes, Inc	923,282
9,263		Ralph Lauren Corp	1,026,062
28,641	*,e	Under Armour, Inc (Class A)	2,723,186
53,736		VF Corp	3,628,255
12,244		Whirlpool Corp	1,960,754
		TOTAL CONSUMER DURABLES & APPAREL	42,669,449

CONSUMER SERVICES - 1.9%
73,607		Carnival Corp	3,980,667
4,899	*	Chipotle Mexican Grill, Inc (Class A)	3,136,487
17,608		Darden Restaurants, Inc	1,089,759
39,718		H&R Block, Inc	1,479,893
31,906		Marriott International, Inc (Class A)	2,449,743
148,268		McDonald’s Corp	16,643,083
27,107		Royal Caribbean Cruises Ltd	2,665,973
234,222		Starbucks Corp	14,655,270
27,700		Starwood Hotels & Resorts Worldwide, Inc	2,212,399
18,104		Wyndham Worldwide Corp	1,472,760
12,760	e	Wynn Resorts Ltd	892,562
68,056		Yum! Brands, Inc	4,825,851
		TOTAL CONSUMER SERVICES	55,504,447

DIVERSIFIED FINANCIALS - 3.6%
8,522	*	Affiliated Managers Group, Inc	1,536,176
133,825		American Express Co	9,804,020
27,743		Ameriprise Financial, Inc	3,200,432
172,739		Bank of New York Mellon Corp	7,194,579
19,922		BlackRock, Inc	7,011,946
84,240		Capital One Financial Corp	6,646,536
187,959		Charles Schwab Corp	5,736,509
52,835		CME Group, Inc	4,991,322
67,368		Discover Financial Services	3,787,429
50,209	*	E*TRADE Financial Corp	1,431,459
63,610		Franklin Resources, Inc	2,592,744
63,729		Goldman Sachs Group, Inc	11,949,188
17,744		IntercontinentalExchange Group, Inc	4,478,586
65,331		Invesco Ltd	2,167,029
19,560		Legg Mason, Inc	875,310
52,100		Leucadia National Corp	1,042,521
43,033		McGraw-Hill Financial, Inc	3,986,577
27,166		Moody’s Corp	2,612,283
240,052		Morgan Stanley	7,914,514
18,318		NASDAQ OMX Group, Inc	1,060,429
59,591		Navient Corp	786,005
35,991		Northern Trust Corp	2,533,406
219

TIAA-CREF FUNDS - S&P 500 Index Fund

SHARES		COMPANY	VALUE

25,100		SPDR Trust Series 1	$5,219,043
63,582		State Street Corp	4,387,158
42,384		T Rowe Price Group, Inc	3,205,078
		TOTAL DIVERSIFIED FINANCIALS	106,150,279

ENERGY - 7.1%
79,802		Anadarko Petroleum Corp	5,337,158
59,393		Apache Corp	2,799,192
68,590		Baker Hughes, Inc	3,613,321
65,120		Cabot Oil & Gas Corp	1,413,755
30,314	*	Cameron International Corp	2,061,655
85,158	e	Chesapeake Energy Corp	607,177
297,426		Chevron Corp	27,030,075
14,537		Cimarex Energy Co	1,716,238
50,458		Columbia Pipeline Group, Inc	1,048,013
194,656		ConocoPhillips	10,384,898
38,043	e	Consol Energy, Inc	253,366
60,763		Devon Energy Corp	2,547,793
11,255		Diamond Offshore Drilling, Inc	223,749
37,616		Ensco plc	625,554
86,461		EOG Resources, Inc	7,422,677
23,964		EQT Corp	1,583,301
658,866	d	Exxon Mobil Corp	54,514,573
35,827	*	FMC Technologies, Inc	1,212,027
134,634		Halliburton Co	5,167,253
16,802	e	Helmerich & Payne, Inc	945,449
38,212		Hess Corp	2,147,896
282,255		Kinder Morgan, Inc	7,719,674
107,042		Marathon Oil Corp	1,967,432
84,777		Marathon Petroleum Corp	4,391,449
25,558		Murphy Oil Corp	726,614
60,765		National Oilwell Varco, Inc	2,287,195
25,821	*	Newfield Exploration Co	1,037,746
67,044		Noble Energy, Inc	2,402,857
120,640	*	Occidental Petroleum Corp	8,992,506
33,730		Oneok, Inc	1,144,122
75,469		Phillips 66	6,720,514
23,529		Pioneer Natural Resources Co	3,226,767
26,335	e	Range Resources Corp	801,637
199,801		Schlumberger Ltd	15,616,446
61,886	*	Southwestern Energy Co	683,221
104,533		Spectra Energy Corp	2,986,508
19,596		Tesoro Corp	2,095,400
55,049	e	Transocean Ltd (NYSE)	871,426
78,561		Valero Energy Corp	5,178,741
108,177		Williams Cos, Inc	4,266,501
		TOTAL ENERGY	205,771,876

FOOD & STAPLES RETAILING - 2.3%
69,358		Costco Wholesale Corp	10,966,887
175,202		CVS Health Corp	17,306,454
153,301		Kroger Co	5,794,778
220

TIAA-CREF FUNDS - S&P 500 Index Fund

SHARES		COMPANY	VALUE

86,366		Sysco Corp	$3,562,597
137,970		Walgreens Boots Alliance, Inc	11,683,300
250,083		Wal-Mart Stores, Inc	14,314,751
55,362		Whole Foods Market, Inc	1,658,645
		TOTAL FOOD & STAPLES RETAILING	65,287,412

FOOD, BEVERAGE & TOBACCO - 5.5%
308,950		Altria Group, Inc	18,682,206
95,806		Archer Daniels Midland Co	4,374,502
17,339		Brown-Forman Corp (Class B)	1,841,055
28,246		Campbell Soup Co	1,434,614
616,036		Coca-Cola Co	26,089,125
32,878		Coca-Cola Enterprises, Inc	1,687,957
67,128		ConAgra Foods, Inc	2,722,040
27,063		Constellation Brands, Inc (Class A)	3,648,092
30,076		Dr Pepper Snapple Group, Inc	2,687,892
93,507		General Mills, Inc	5,433,692
24,573		Hershey Co	2,179,379
22,224		Hormel Foods Corp	1,501,231
18,662		J.M. Smucker Co	2,190,732
39,292		Kellogg Co	2,770,872
18,676		Keurig Green Mountain, Inc	947,807
94,500		Kraft Heinz Co	7,368,165
18,428		McCormick & Co, Inc	1,547,584
31,504		Mead Johnson Nutrition Co	2,583,328
24,858		Molson Coors Brewing Co (Class B)	2,189,990
253,459		Mondelez International, Inc	11,699,667
24,239	*	Monster Beverage Corp	3,304,261
231,384		PepsiCo, Inc	23,645,131
244,487		Philip Morris International, Inc	21,612,651
130,421		Reynolds American, Inc	6,301,943
48,305		Tyson Foods, Inc (Class A)	2,142,810
		TOTAL FOOD, BEVERAGE & TOBACCO	160,586,726

HEALTH CARE EQUIPMENT & SERVICES - 4.8%
235,082		Abbott Laboratories	10,531,674
55,010		Aetna Inc	6,314,048
31,840		AmerisourceBergen Corp	3,072,878
41,131		Anthem, Inc	5,723,379
12,241		Bard (C.R.), Inc	2,281,110
84,445		Baxter International, Inc	3,157,399
32,352		Becton Dickinson & Co	4,610,807
209,333	*	Boston Scientific Corp	3,826,607
50,491		Cardinal Health, Inc	4,150,360
48,046	*	Cerner Corp	3,184,969
40,687		Cigna Corp	5,453,685
26,442	*	DaVita, Inc	2,049,519
23,288		Dentsply International, Inc	1,417,075
16,907	*	Edwards Lifesciences Corp	2,656,935
106,941	*	Express Scripts Holding Co	9,237,564
51,405		HCA Holdings, Inc	3,536,150
13,944	*	Henry Schein, Inc	2,115,444
221

TIAA-CREF FUNDS - S&P 500 Index Fund

SHARES		COMPANY	VALUE

23,288		Humana, Inc	$4,159,935
6,043	*	Intuitive Surgical, Inc	3,000,954
16,783	*	Laboratory Corp of America Holdings	2,059,945
36,436		McKesson Corp	6,514,757
223,595		Medtronic plc	16,528,142
14,179		Patterson Cos, Inc	672,085
22,018		Quest Diagnostics, Inc	1,496,123
44,332		St. Jude Medical, Inc	2,828,825
49,918		Stryker Corp	4,773,159
15,813		Tenet Healthcare Corp	496,054
149,987		UnitedHealth Group, Inc	17,665,469
14,484		Universal Health Services, Inc (Class B)	1,768,352
17,128	*	Varian Medical Systems, Inc	1,345,062
26,870		Zimmer Holdings, Inc	2,809,796
		TOTAL HEALTH CARE EQUIPMENT & SERVICES	139,438,261

HOUSEHOLD & PERSONAL PRODUCTS - 1.9%
20,359		Clorox Co	2,482,577
141,940		Colgate-Palmolive Co	9,417,719
35,650		Estee Lauder Cos (Class A)	2,868,399
56,875		Kimberly-Clark Corp	6,808,506
428,714		Procter & Gamble Co	32,745,175
		TOTAL HOUSEHOLD & PERSONAL PRODUCTS	54,322,376

INSURANCE - 4.1%
52,360		ACE Ltd	5,944,954
67,872		Aflac, Inc	4,326,840
62,981		Allstate Corp	3,897,264
205,637		American International Group, Inc	12,967,469
45,004		Aon plc	4,199,323
11,016		Assurant, Inc	898,134
295,479	*	Berkshire Hathaway, Inc (Class B)	40,191,053
35,452		Chubb Corp	4,585,716
22,674		Cincinnati Financial Corp	1,365,655
105,170	*	Genworth Financial, Inc (Class A)	492,196
63,728		Hartford Financial Services Group, Inc	2,948,057
39,125		Lincoln National Corp	2,093,579
45,173		Loews Corp	1,647,008
82,395		Marsh & McLennan Cos, Inc	4,592,697
173,613		Metlife, Inc	8,746,623
41,319		Principal Financial Group	2,072,561
89,458		Progressive Corp	2,963,744
70,017		Prudential Financial, Inc	5,776,403
18,776		Torchmark Corp	1,089,196
48,795		Travelers Cos, Inc	5,508,468
43,259		UnumProvident Corp	1,498,924
50,722		XL Capital Ltd	1,931,494
		TOTAL INSURANCE	119,737,358

MATERIALS - 2.9%
30,333		Air Products & Chemicals, Inc	4,215,680
10,271		Airgas, Inc	987,659
222

TIAA-CREF FUNDS - S&P 500 Index Fund

SHARES		COMPANY	VALUE

208,706		Alcoa, Inc	$1,863,745
14,743		Avery Dennison Corp	957,853
21,535		Ball Corp	1,475,148
36,814		CF Industries Holdings, Inc	1,869,047
182,204		Dow Chemical Co	9,414,481
142,276		Du Pont (E.I.) de Nemours & Co	9,020,298
23,219		Eastman Chemical Co	1,675,715
41,803		Ecolab, Inc	5,030,991
20,321		FMC Corp	827,268
180,126		Freeport-McMoRan Copper & Gold, Inc (Class B)	2,120,083
12,312		International Flavors & Fragrances, Inc	1,428,931
65,663		International Paper Co	2,803,153
58,734		LyondellBasell Industries AF S.C.A	5,456,976
10,541		Martin Marietta Materials, Inc	1,635,436
73,727		Monsanto Co	6,872,831
53,096		Mosaic Co	1,794,114
83,690		Newmont Mining Corp	1,628,607
50,281		Nucor Corp	2,126,886
26,376	*	Owens-Illinois, Inc	568,403
42,542		PPG Industries, Inc	4,435,429
44,786		Praxair, Inc	4,975,277
32,097		Sealed Air Corp	1,576,605
12,390		Sherwin-Williams Co	3,306,024
19,882		Sigma-Aldrich Corp	2,777,913
20,957		Vulcan Materials Co	2,024,027
40,982		WestRock Co	2,203,192
		TOTAL MATERIALS	85,071,772

MEDIA - 3.3%
35,467		Cablevision Systems Corp (Class A)	1,155,869
70,109		CBS Corp (Class B)	3,261,471
333,639		Comcast Corp (Class A)	20,892,474
58,608	e	Comcast Corp (Special Class A)	3,675,308
23,474	*,e	Discovery Communications, Inc (Class A)	691,074
40,892	*	Discovery Communications, Inc (Class C)	1,125,348
65,260		Interpublic Group of Cos, Inc	1,496,412
61,754		News Corp	951,012
16,576		News Corp (Class B)	256,596
38,979		Omnicom Group, Inc	2,920,307
14,950		Scripps Networks Interactive (Class A)	898,196
34,419		TEGNA, Inc	930,690
44,561		Time Warner Cable, Inc	8,439,853
128,718		Time Warner, Inc	9,697,614
192,041		Twenty-First Century Fox, Inc	5,893,738
66,506		Twenty-First Century Fox, Inc (Class B)	2,053,705
54,677		Viacom, Inc (Class B)	2,696,123
244,986		Walt Disney Co	27,864,708
		TOTAL MEDIA	94,900,498

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 9.7%
261,164		AbbVie, Inc	15,552,316
50,430		Agilent Technologies, Inc	1,904,237
223

TIAA-CREF FUNDS - S&P 500 Index Fund

SHARES		COMPANY	VALUE

35,976	*	Alexion Pharmaceuticals, Inc	$6,331,776
62,482	*	Allergan plc	19,273,822
120,316		Amgen, Inc	19,031,585
85,059		Baxalta, Inc	2,931,133
35,310	*	Biogen Idec, Inc	10,257,908
264,405		Bristol-Myers Squibb Co	17,437,510
124,777	*	Celgene Corp	15,311,386
153,731		Eli Lilly & Co	12,539,838
32,748	*	Endo International plc	1,964,553
231,507		Gilead Sciences, Inc	25,032,852
438,525		Johnson & Johnson	44,304,181
19,360	*	Mallinckrodt plc	1,271,371
443,252		Merck & Co, Inc	24,228,154
65,149	*,e	Mylan NV	2,872,420
17,444		PerkinElmer, Inc	900,808
22,749		Perrigo Co plc	3,588,427
977,688		Pfizer, Inc	33,065,408
12,165	*	Regeneron Pharmaceuticals, Inc	6,780,649
62,353		Thermo Electron Corp	8,154,525
38,489	*	Vertex Pharmaceuticals, Inc	4,801,118
12,658	*	Waters Corp	1,617,692
71,176		Zoetis Inc	3,061,280
		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES	282,214,949

REAL ESTATE - 2.7%
68,081		American Tower Corp	6,959,921
25,364		Apartment Investment & Management Co (Class A)	994,015
20,901		AvalonBay Communities, Inc	3,654,122
23,105		Boston Properties, Inc	2,907,764
49,237	*	CBRE Group, Inc	1,835,555
52,135		Crown Castle International Corp	4,455,457
8,947		Equinix, Inc	2,654,396
56,059		Equity Residential	4,334,482
10,436		Essex Property Trust, Inc	2,300,512
91,796		General Growth Properties, Inc	2,657,494
76,753		HCP, Inc	2,855,212
117,208		Host Marriott Corp	2,031,215
34,102		Iron Mountain, Inc	1,044,885
62,885		Kimco Realty Corp	1,683,431
21,158		Macerich Co	1,792,929
27,075		Plum Creek Timber Co, Inc	1,103,035
79,641		Prologis, Inc	3,403,060
23,831		Public Storage, Inc	5,468,261
41,120		Realty Income Corp	2,033,795
48,573		Simon Property Group, Inc	9,785,517
15,532		SL Green Realty Corp	1,842,406
51,491		Ventas, Inc	2,766,097
26,229		Vornado Realty Trust	2,637,326
56,732		Welltower, Inc	3,680,205
83,064		Weyerhaeuser Co	2,436,267
		TOTAL REAL ESTATE	77,317,359
224

TIAA-CREF FUNDS - S&P 500 Index Fund

SHARES		COMPANY	VALUE

RETAILING - 5.4%
11,378		Advance Auto Parts, Inc	$2,257,737
60,508	*	Amazon.com, Inc	37,871,957
12,307	*	Autonation, Inc	777,679
4,886	*	AutoZone, Inc	3,832,627
27,553	*	Bed Bath & Beyond, Inc	1,642,985
48,651		Best Buy Co, Inc	1,704,245
32,934	*	Carmax, Inc	1,943,435
46,357		Dollar General Corp	3,141,614
36,783	*	Dollar Tree, Inc	2,408,919
15,777		Expedia, Inc	2,150,405
17,193	e	GameStop Corp (Class A)	792,082
36,855		Gap, Inc	1,003,193
23,231		Genuine Parts Co	2,108,446
202,888		Home Depot, Inc	25,085,072
31,404		Kohl’s Corp	1,448,353
40,404		L Brands, Inc	3,877,976
145,386		Lowe’s Companies, Inc	10,733,848
52,272		Macy’s, Inc	2,664,827
67,356	*	NetFlix, Inc	7,300,043
21,352		Nordstrom, Inc	1,392,364
15,865	*	O’Reilly Automotive, Inc	4,382,865
7,976	*	Priceline.com, Inc	11,599,018
65,642		Ross Stores, Inc	3,320,172
12,456		Signet Jewelers Ltd	1,880,109
102,909		Staples, Inc	1,336,788
98,819		Target Corp	7,626,850
17,267		Tiffany & Co	1,423,492
106,081		TJX Companies, Inc	7,764,068
21,275		Tractor Supply Co	1,965,597
17,750	*	TripAdvisor, Inc	1,487,095
14,325	*	Urban Outfitters, Inc	409,695
		TOTAL RETAILING	157,333,556

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 2.5%
47,727		Altera Corp	2,508,054
48,589		Analog Devices, Inc	2,921,171
195,654		Applied Materials, Inc	3,281,118
41,996		Avago Technologies Ltd	5,170,968
87,893		Broadcom Corp (Class A)	4,517,700
12,027	*	First Solar, Inc	686,381
746,839		Intel Corp	25,287,968
26,659		Kla-Tencor Corp	1,789,352
24,422		Lam Research Corp	1,870,481
40,512		Linear Technology Corp	1,799,543
32,980	e	Microchip Technology, Inc	1,592,604
169,753	*	Micron Technology, Inc	2,811,110
80,486		Nvidia Corp	2,283,388
23,808	*	Qorvo, Inc	1,045,885
29,626		Skyworks Solutions, Inc	2,288,312
161,945		Texas Instruments, Inc	9,185,520
40,089		Xilinx, Inc	1,909,038
		TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT	70,948,593
225

TIAA-CREF FUNDS - S&P 500 Index Fund

SHARES		COMPANY	VALUE

SOFTWARE & SERVICES - 11.9%
98,829		Accenture plc	$10,594,469
79,125		Activision Blizzard, Inc	2,750,385
78,484	*	Adobe Systems, Inc	6,958,391
28,482	*	Akamai Technologies, Inc	1,732,275
9,526	*	Alliance Data Systems Corp	2,832,175
45,897	*	Alphabet, Inc (Class A)	33,843,989
46,842	*	Alphabet, Inc (Class C)	33,295,762
35,477	*	Autodesk, Inc	1,957,976
75,124		Automatic Data Processing, Inc	6,535,037
48,936		CA, Inc	1,356,017
25,250	*	Citrix Systems, Inc	2,073,025
95,710	*	Cognizant Technology Solutions Corp (Class A)	6,518,808
21,361		Computer Sciences Corp	1,422,429
176,270	*	eBay, Inc	4,917,933
48,955	*	Electronic Arts, Inc	3,528,187
356,431	*	Facebook, Inc	36,345,269
43,750		Fidelity National Information Services, Inc	3,190,250
36,315	*	Fiserv, Inc	3,504,761
143,246		International Business Machines Corp	20,065,900
43,584		Intuit, Inc	4,246,389
158,038		Mastercard, Inc (Class A)	15,644,181
1,263,859		Microsoft Corp	66,529,538
510,633		Oracle Corp	19,832,986
53,505		Paychex, Inc	2,759,788
174,777	*	PayPal Holdings, Inc	6,293,720
30,348	*	Red Hat, Inc	2,400,830
97,731	*	Salesforce.com, Inc	7,594,676
110,006		Symantec Corp	2,266,124
21,877	*	Teradata Corp	614,962
25,556		Total System Services, Inc	1,340,412
15,373	e	VeriSign, Inc	1,239,064
306,616		Visa, Inc (Class A)	23,787,269
79,834		Western Union Co	1,536,804
154,829		Xerox Corp	1,453,844
136,373	*	Yahoo!, Inc	4,857,606
		TOTAL SOFTWARE & SERVICES	345,821,231

TECHNOLOGY HARDWARE & EQUIPMENT - 6.4%
51,473		Amphenol Corp (Class A)	2,790,866
901,190		Apple, Inc	107,692,205
799,715		Cisco Systems, Inc	23,071,778
189,937		Corning, Inc	3,532,828
301,034		EMC Corp	7,893,112
11,056	*	F5 Networks, Inc	1,218,371
26,547		Flir Systems, Inc	708,009
19,132		Harris Corp	1,513,915
283,763		Hewlett-Packard Co	7,650,250
59,732		Juniper Networks, Inc	1,874,987
25,161		Motorola, Inc	1,760,515
226

TIAA-CREF FUNDS - S&P 500 Index Fund

SHARES		COMPANY	VALUE

46,926		NetApp, Inc	$1,595,484
247,572		Qualcomm, Inc	14,710,728
32,167		SanDisk Corp	2,476,859
47,492	e	Seagate Technology, Inc	1,807,546
62,613		TE Connectivity Ltd	4,034,782
36,231		Western Digital Corp	2,420,955
		TOTAL TECHNOLOGY HARDWARE & EQUIPMENT	186,753,190

TELECOMMUNICATION SERVICES - 2.4%
974,296		AT&T, Inc	32,648,659
87,336		CenturyTel, Inc	2,463,749
177,269	e	Frontier Communications Corp	911,163
46,432	*	Level 3 Communications, Inc	2,365,710
640,774		Verizon Communications, Inc	30,039,485
		TOTAL TELECOMMUNICATION SERVICES	68,428,766

TRANSPORTATION - 2.2%
105,988		American Airlines Group, Inc	4,898,765
22,369		CH Robinson Worldwide, Inc	1,551,961
153,709		CSX Corp	4,148,606
125,051		Delta Air Lines, Inc	6,357,593
29,308		Expeditors International of Washington, Inc	1,459,245
41,277		FedEx Corp	6,441,276
14,740		J.B. Hunt Transport Services, Inc	1,125,694
18,961		Kansas City Southern Industries, Inc	1,569,212
46,851		Norfolk Southern Corp	3,749,485
7,693		Ryder System, Inc	552,204
104,031		Southwest Airlines Co	4,815,595
137,485		Union Pacific Corp	12,284,285
59,770		United Continental Holdings, Inc	3,604,729
109,857		United Parcel Service, Inc (Class B)	11,317,468
		TOTAL TRANSPORTATION	63,876,118

UTILITIES - 2.9%
103,934		AES Corp	1,138,077
19,628		AGL Resources, Inc	1,226,750
39,241		Ameren Corp	1,714,047
77,242		American Electric Power Co, Inc	4,375,759
65,431		Centerpoint Energy, Inc	1,213,745
45,386		CMS Energy Corp	1,637,073
45,364		Consolidated Edison, Inc	2,982,683
95,788		Dominion Resources, Inc	6,842,137
26,749		DTE Energy Co	2,182,451
109,947		Duke Energy Corp	7,857,912
51,402		Edison International	3,110,849
28,806		Entergy Corp	1,963,417
47,805		Eversource Energy	2,435,187
137,730		Exelon Corp	3,845,422
67,547		FirstEnergy Corp	2,107,466
71,671		NextEra Energy, Inc	7,357,745
50,769		NiSource, Inc	972,734
51,244		NRG Energy, Inc	660,535
227

TIAA-CREF FUNDS - S&P 500 Index Fund

SHARES		COMPANY	VALUE

40,304		Pepco Holdings, Inc	$1,073,295
75,109		PG&E Corp	4,010,821
17,168		Pinnacle West Capital Corp	1,090,340
108,480		PPL Corp	3,731,712
79,571		Public Service Enterprise Group, Inc	3,285,487
24,012		SCANA Corp	1,421,991
35,986		Sempra Energy	3,685,326
144,819		Southern Co	6,531,337
41,654		TECO Energy, Inc	1,124,658
50,281		WEC Energy Group, Inc	2,592,488
76,084		Xcel Energy, Inc	2,710,873
		TOTAL UTILITIES	84,882,317

		TOTAL COMMON STOCKS	2,898,013,106
		(Cost $2,070,618,037)

SHORT-TERM INVESTMENTS - 1.0%

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 1.0%
29,621,058	c	TIAA-CREF Short Term Lending Portfolio of the State Street Navigator Securities Lending Trust	29,621,058
		TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES	29,621,058
		TOTAL SHORT-TERM INVESTMENTS	29,621,058
		(Cost $29,621,058)

		TOTAL INVESTMENTS - 100.8%	2,927,634,164
		(Cost $2,100,239,095)
		OTHER ASSETS & LIABILITIES, NET - (0.8)%	(24,627,795)
		NET ASSETS - 100.0%	$2,903,006,369

Abbreviation(s):
SPDR Standard & Poor’s Depository Receipts

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.
d	All or a portion of these securities have been segregated to cover margin requirements on open futures transactions.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $28,923,912.
228

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

TIAA-CREF FUNDS

SMALL-CAP BLEND INDEX FUND

SCHEDULE OF INVESTMENTS

October 31, 2015

SHARES		COMPANY	VALUE

COMMON STOCKS - 99.5%

AUTOMOBILES & COMPONENTS - 1.2%
76,485	*	American Axle & Manufacturing Holdings, Inc	$1,694,908
56,881		Cooper Tire & Rubber Co	2,377,057
13,258	*	Cooper-Standard Holding, Inc	862,300
150,091		Dana Holding Corp	2,521,529
26,060	e	Dorman Products, Inc	1,216,481
23,523		Drew Industries, Inc	1,407,381
31,308	*	Federal Mogul Corp (Class A)	242,637
17,196	*	Fox Factory Holding Corp	305,229
35,469	*	Gentherm, Inc	1,743,656
17,662	*	Horizon Global Corp	155,249
11,086		Metaldyne Performance Group, Inc	241,897
46,692	*	Modine Manufacturing Co	390,812
17,521	*	Motorcar Parts of America, Inc	589,757
27,913		Remy International, Inc	823,154
20,057		Standard Motor Products, Inc	887,522
27,332	*	Stoneridge, Inc	346,843
3,596		Strattec Security Corp	215,113
22,475		Superior Industries International, Inc	442,308
60,313	*	Tenneco, Inc	3,413,112
21,226	*	Tower International, Inc	583,078
26,301	e	Winnebago Industries, Inc	552,058
		TOTAL AUTOMOBILES & COMPONENTS	21,012,081

BANKS - 11.1%
15,930		1st Source Corp	505,937
7,055	e	Access National Corp	145,968
8,079		American National Bankshares, Inc	203,591
31,415		Ameris Bancorp	989,572
9,067	e	Ames National Corp	226,675
7,221	*	Anchor BanCorp Wisconsin, Inc	296,205
32,924		Apollo Residential Mortgage	423,732
9,794		Arrow Financial Corp	270,314
87,731		Astoria Financial Corp	1,400,187
35,533		Banc of California, Inc	463,350
7,212		Bancfirst Corp	444,476
29,328		Banco Latinoamericano de Exportaciones S.A. (Class E)	792,736
95,093		Bancorpsouth, Inc	2,370,668
46,663		Bank Mutual Corp	337,840
7,266	e	Bank of Marin Bancorp	386,406
77,234		Bank of the Ozarks, Inc	3,863,244
15,759		BankFinancial Corp	194,308
20,632		Banner Corp	1,012,412
5,605	e	Bar Harbor Bankshares	198,137
77,812		BBCN Bancorp, Inc	1,306,463
229

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

4,451	*,e	BBX Capital Corp	$81,676
13,041	*,e	Bear State Financial, Inc	142,799
88,129	*	Beneficial Bancorp, Inc	1,222,349
28,764		Berkshire Hills Bancorp, Inc	822,650
27,313		Blue Hills Bancorp, Inc	387,571
27,909		BNC Bancorp	626,557
15,490	*,e	BofI Holding, Inc	1,239,355
81,040		Boston Private Financial Holdings, Inc	928,718
15,658		Bridge Bancorp, Inc	449,541
69,647		Brookline Bancorp, Inc	790,493
17,382		Bryn Mawr Bank Corp	506,338
7,742	*	BSB Bancorp, Inc	170,247
5,661	*	C1 Financial, Inc	117,126
7,322		Camden National Corp	286,217
21,945	*	Capital Bank Financial Corp	708,824
10,709		Capital City Bank Group, Inc	165,347
137,764		Capitol Federal Financial	1,788,177
31,588		Cardinal Financial Corp	717,995
31,440	*	Cascade Bancorp	176,378
78,731		Cathay General Bancorp	2,464,280
44,381		Centerstate Banks of Florida, Inc	647,075
22,245		Central Pacific Financial Corp	497,398
3,258		Century Bancorp, Inc	144,818
16,272		Charter Financial Corp	213,163
33,010		Chemical Financial Corp	1,120,029
10,246		Citizens & Northern Corp	202,973
16,816	e	City Holding Co	804,309
26,018		Clifton Bancorp, Inc	379,342
13,729		CNB Financial Corp	255,085
35,823		CoBiz, Inc	446,355
57,452		Columbia Banking System, Inc	1,914,301
39,829	e	Community Bank System, Inc	1,623,430
13,909		Community Trust Bancorp, Inc	479,443
10,837	*	CommunityOne Bancorp	140,231
28,969		ConnectOne Bancorp, Inc	517,097
15,934	*	CU Bancorp	384,328
27,401	*	Customers Bancorp, Inc	753,528
104,800		CVB Financial Corp	1,828,760
30,447		Dime Community Bancshares	528,255
29,211	*	Eagle Bancorp, Inc	1,390,444
7,076		Enterprise Bancorp, Inc	164,305
19,421		Enterprise Financial Services Corp	550,780
54,922	*	Essent Group Ltd	1,323,620
95,332		EverBank Financial Corp	1,645,430
7,391	*	Farmers Capital Bank Corp	200,444
27,675	*	FCB Financial Holdings, Inc	984,123
10,182		Federal Agricultural Mortgage Corp (Class C)	298,944
16,594		Fidelity Southern Corp	347,644
13,827		Financial Institutions, Inc	361,161
16,902		First Bancorp (NC)	313,194
120,606	*	First Bancorp (Puerto Rico)	457,097
10,483		First Bancorp, Inc	221,506
230

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

27,035		First Busey Corp	$564,220
8,064		First Business Financial Services, Inc	198,778
7,995		First Citizens Bancshares, Inc (Class A)	2,047,839
86,829		First Commonwealth Financial Corp	797,959
15,815		First Community Bancshares, Inc	304,122
16,091		First Connecticut Bancorp	279,662
9,327		First Defiance Financial Corp	357,224
59,479		First Financial Bancorp	1,146,755
62,938	e	First Financial Bankshares, Inc	2,093,318
10,909		First Financial Corp	373,851
19,038		First Interstate Bancsystem, Inc	539,918
36,366		First Merchants Corp	953,880
76,463		First Midwest Bancorp, Inc	1,362,571
14,845	*	First NBC Bank Holding Co	552,086
12,135		First of Long Island Corp	336,989
163,216		FirstMerit Corp	3,066,829
20,053	*	Flagstar Bancorp, Inc	445,979
29,148		Flushing Financial Corp	613,274
174,170		FNB Corp	2,346,070
11,182		Fox Chase Bancorp, Inc	195,797
6,096	*,e	Franklin Financial Network, Inc	163,434
172,322		Fulton Financial Corp	2,312,561
13,350		German American Bancorp, Inc	418,256
74,436		Glacier Bancorp, Inc	2,036,569
10,484		Great Southern Bancorp, Inc	506,692
40,499		Great Western Bancorp, Inc	1,144,502
9,861	*	Green Bancorp, Inc	120,797
14,000		Guaranty Bancorp	230,720
29,360	*,e	Hampton Roads Bankshares, Inc	54,316
76,759		Hancock Holding Co	2,118,548
34,905		Hanmi Financial Corp	890,078
17,387		Heartland Financial USA, Inc	640,537
20,541		Heritage Commerce Corp	217,324
30,598		Heritage Financial Corp	563,615
21,368		Heritage Oaks Bancorp	188,252
75,013	*	Hilltop Holdings, Inc	1,573,023
1,287	e	Hingham Institution for Savings	163,977
56,254		Home Bancshares, Inc	2,414,422
21,697	*	HomeStreet, Inc	454,118
19,712	*	HomeTrust Bancshares, Inc	373,345
8,976		Horizon Bancorp	234,274
39,203		IBERIABANK Corp	2,376,878
9,588	*	Impac Mortgage Holdings, Inc	214,292
25,720		Independent Bank Corp (MA)	1,202,153
21,819		Independent Bank Corp (MI)	315,939
9,302		Independent Bank Group, Inc	362,313
53,282		International Bancshares Corp	1,435,950
350,289		Investors Bancorp, Inc	4,382,115
91,104		Kearny Financial Corp	1,088,693
37,394		Lakeland Bancorp, Inc	434,892
16,299		Lakeland Financial Corp	732,314
46,397		LegacyTexas Financial Group, Inc	1,331,594
231

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

5,812		LendingTree, Inc	$705,344
9,205	e	Live Oak Bancshares, Inc	132,000
21,309		MainSource Financial Group, Inc	461,127
73,969		MB Financial, Inc	2,384,761
17,088		Mercantile Bank Corp	376,961
4,839		Merchants Bancshares, Inc	152,525
53,596		Meridian Bancorp, Inc	752,488
6,775		Meta Financial Group, Inc	291,867
335,007	*	MGIC Investment Corp	3,149,066
7,676		MidWestOne Financial Group, Inc	235,193
36,012		National Bank Holdings Corp	794,425
7,556	e	National Bankshares, Inc	246,703
5,763	*,e	National Commerce Corp	144,709
138,163		National Penn Bancshares, Inc	1,663,483
39,650	*,e	Nationstar Mortgage Holdings, Inc	526,156
43,313		NBT Bancorp, Inc	1,217,528
35,045		NewBridge Bancorp	396,359
48,071	*	NMI Holdings, Inc	361,494
46,440		Northfield Bancorp, Inc	711,461
92,154		Northwest Bancshares, Inc	1,240,393
12,998		OceanFirst Financial Corp	239,943
106,712	*,e	Ocwen Financial Corp	745,917
46,066	e	OFG Bancorp	424,268
114,112		Old National Bancorp	1,597,568
27,653	*	Old Second Bancorp, Inc	185,275
10,165		Opus Bank	378,646
42,876		Oritani Financial Corp	682,586
16,293		Pacific Continental Corp	233,642
21,126	*	Pacific Premier Bancorp, Inc	451,040
13,835	e	Park National Corp	1,255,111
45,156		Park Sterling Bank	327,381
15,207		Peapack Gladstone Financial Corp	343,830
4,955	e	Penns Woods Bancorp, Inc	220,745
11,815		Pennsylvania Commerce Bancorp, Inc	366,029
12,923	*	PennyMac Financial Services, Inc	213,746
18,166		Peoples Bancorp, Inc	348,061
7,171		Peoples Financial Services Corp	292,003
4,069		People’s Utah Bancorp	66,976
35,260		Pinnacle Financial Partners, Inc	1,855,381
11,131		Preferred Bank	368,547
77,287		PrivateBancorp, Inc	3,232,915
68,824		Prosperity Bancshares, Inc	3,536,177
64,252		Provident Financial Services, Inc	1,305,601
11,024		QCR Holdings, Inc	251,127
189,455		Radian Group, Inc	2,741,414
39,385		Renasant Corp	1,363,903
10,205		Republic Bancorp, Inc (Class A)	259,513
33,755		S&T Bancorp, Inc	1,076,109
24,138		Sandy Spring Bancorp, Inc	663,795
29,398	*	Seacoast Banking Corp of Florida	455,081
21,719		ServisFirst Bancshares, Inc	920,451
10,766		Sierra Bancorp	174,517
232

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

29,106		Simmons First National Corp (Class A)	$1,500,123
23,874		South State Corp	1,850,235
24,693	e	Southside Bancshares, Inc	664,242
19,098		Southwest Bancorp, Inc	322,947
34,872		State Bank & Trust Co	746,261
117,549		Sterling Bancorp/DE	1,809,079
14,925		Stock Yards Bancorp, Inc	562,374
10,170		Stonegate Bank	317,406
14,162	*,e	Stonegate Mortgage Corp	81,148
11,789		Suffolk Bancorp	352,373
9,082	*	Sun Bancorp, Inc	181,731
53,015		Talmer Bancorp Inc	891,712
7,366		Territorial Bancorp, Inc	205,364
45,904	*	Texas Capital Bancshares, Inc	2,533,901
33,148	*	The Bancorp, Inc	238,666
14,715		Tompkins Trustco, Inc	798,730
44,352	e	TowneBank	951,794
22,289		Trico Bancshares	587,538
20,766	*	Tristate Capital Holdings, Inc	259,367
13,923	*	Triumph Bancorp, Inc	232,375
94,318		Trustco Bank Corp NY	587,601
66,496		Trustmark Corp	1,597,899
40,510		UMB Financial Corp	1,988,231
218,871		Umpqua Holdings Corp	3,655,146
44,139		Union Bankshares Corp	1,105,682
68,565	e	United Bankshares, Inc	2,711,746
51,119		United Community Banks, Inc	1,030,559
48,476		United Community Financial Corp	265,648
49,343		United Financial Bancorp, Inc (New)	640,472
21,018		Univest Corp of Pennsylvania	413,844
229,250		Valley National Bancorp	2,407,125
26,981	*	Walker & Dunlop, Inc	782,719
37,849	e	Walter Investment Management Corp	452,674
92,442		Washington Federal, Inc	2,305,503
14,276		Washington Trust Bancorp, Inc	553,909
22,042		Waterstone Financial, Inc	293,599
87,857		Webster Financial Corp	3,259,495
37,519		WesBanco, Inc	1,224,995
15,179		West Bancorporation, Inc	299,937
27,178	e	Westamerica Bancorporation	1,201,539
86,207	*	Western Alliance Bancorp	3,081,900
69,454		Wilshire Bancorp, Inc	742,463
46,719		Wintrust Financial Corp	2,358,842
31,219		WSFS Financial Corp	991,828
24,462		Yadkin Financial Corp	576,080
		TOTAL BANKS	192,175,228

CAPITAL GOODS - 7.2%
40,902		Aaon, Inc	837,264
34,624		AAR Corp	785,619
40,256	*	Accuride Corp	113,522
62,631		Actuant Corp (Class A)	1,427,987
233

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

32,824	e	Advanced Drainage Systems, Inc	$1,031,330
36,336	*	Aegion Corp	700,921
61,543	*,e	Aerojet Rocketdyne Holdings, Inc	1,042,538
21,768	*	Aerovironment, Inc	502,188
61,906		Aircastle Ltd	1,402,790
9,655		Alamo Group, Inc	453,013
27,616		Albany International Corp (Class A)	1,037,533
6,660		Allied Motion Technologies, Inc	128,471
26,178		Altra Holdings, Inc	692,670
19,600	*	Ameresco, Inc	127,008
9,211	e	American Railcar Industries, Inc	531,659
7,186		American Science & Engineering, Inc	269,331
12,743	*	American Woodmark Corp	926,416
28,481		Apogee Enterprises, Inc	1,410,664
39,152		Applied Industrial Technologies, Inc	1,617,369
12,958		Argan, Inc	478,798
97,927	*	ArvinMeritor, Inc	1,064,467
18,115		Astec Industries, Inc	588,738
21,754		Astronics Corp	822,519
0		Astronics Corp (Class B)	6
25,138		AZZ, Inc	1,390,886
53,414		Barnes Group, Inc	2,007,832
48,985	*	Beacon Roofing Supply, Inc	1,733,579
47,474	*	Blount International, Inc	288,167
5,094	*,e	Blue Bird Corp	55,117
43,520		Briggs & Stratton Corp	773,350
51,855	*	Builders FirstSource, Inc	612,926
16,619	*	CAI International, Inc	193,113
30,495	*	Chart Industries, Inc	524,209
16,732		CIRCOR International, Inc	768,333
49,322		Clarcor, Inc	2,459,195
19,970		Columbus McKinnon Corp	373,239
37,168		Comfort Systems USA, Inc	1,186,774
29,403	*	Commercial Vehicle Group, Inc	122,317
30,674	*	Continental Building Products Inc	538,942
21,139		Cubic Corp	948,084
46,746		Curtiss-Wright Corp	3,251,652
71,130	*	DigitalGlobe, Inc	1,061,971
22,415		Douglas Dynamics, Inc	491,785
10,767	*	Ducommun, Inc	232,998
12,479	*	DXP Enterprises, Inc	377,615
34,275	*,e	Dycom Industries, Inc	2,607,985
61,649		EMCOR Group, Inc	2,976,414
20,663		Encore Wire Corp	883,757
43,367		EnerSys	2,644,953
17,843		Engility Holdings, Inc	574,366
26,832	*,e	Enphase Energy, Inc	96,595
22,395		EnPro Industries, Inc	1,099,818
26,809		ESCO Technologies, Inc	994,346
30,703	*	Esterline Technologies Corp	2,365,666
60,919		Federal Signal Corp	917,440
47,943		Franklin Electric Co, Inc	1,580,201
234

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

11,886		Freightcar America, Inc	$216,087
247,020	*,e	FuelCell Energy, Inc	218,489
36,582	*	Furmanite Corp	254,245
68,056	e	Generac Holdings, Inc	2,147,847
47,839		General Cable Corp	736,242
31,408	*	Gibraltar Industries, Inc	795,251
20,984		Global Brass & Copper Holdings, Inc	471,930
19,926		Gorman-Rupp Co	569,684
9,437		Graham Corp	160,146
38,353		Granite Construction, Inc	1,259,513
58,993	*	Great Lakes Dredge & Dock Corp	235,972
26,592	e	Greenbrier Cos, Inc	1,011,560
34,300		Griffon Corp	589,274
31,669		H&E Equipment Services, Inc	611,528
86,773		Harsco Corp	931,074
19,231	e	HC2 Holdings, Inc	145,386
19,010		HEICO Corp	958,864
39,150		HEICO Corp (Class A)	1,710,072
61,360		Hillenbrand, Inc	1,820,551
6,745		Hurco Cos, Inc	181,238
9,251		Hyster-Yale Materials Handling, Inc	541,369
17,354		Insteel Industries, Inc	371,202
28,500		John Bean Technologies Corp	1,278,510
10,874		Kadant, Inc	447,139
27,326		Kaman Corp	1,062,708
32,908	*,e	KEYW Holding Corp	234,634
51,438	*	KLX, Inc	2,011,740
43,981	*,e	Kratos Defense & Security Solutions, Inc	219,465
5,643	*,e	Lawson Products, Inc	146,774
11,989		LB Foster Co (Class A)	176,598
11,518	e	Lindsay Manufacturing Co	780,690
20,502		LSI Industries, Inc	220,191
16,831	*	Lydall, Inc	576,125
29,740		Masonite International Corp	1,780,534
66,368	*	Mastec, Inc	1,112,991
14,836	*	Milacron Holdings Corp	253,251
11,012		Miller Industries, Inc	249,752
37,769	*	Moog, Inc (Class A)	2,332,613
101,941	*	MRC Global, Inc	1,213,098
56,285		Mueller Industries, Inc	1,774,103
157,466		Mueller Water Products, Inc (Class A)	1,385,701
21,221	*	MYR Group, Inc	477,473
4,787	e	National Presto Industries, Inc	421,495
50,858	e	Navistar International Corp	625,553
27,481	*	NCI Building Systems, Inc	287,451
10,582	*	Neff Corp	62,011
26,497		NN, Inc	365,659
9,116	*	Nortek, Inc	559,267
12,624	*	Northwest Pipe Co	166,763
5,043	*	NV5 Holdings, Inc	117,401
2,779		Omega Flex, Inc	114,884
27,602	*	Orion Marine Group, Inc	107,924
235

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

12,687	*	Patrick Industries, Inc	$514,838
36,616		Perini Corp	614,416
47,234	*	Pgt, Inc	569,642
180,107	*,e	Plug Power, Inc	434,058
22,422	*	Ply Gem Holdings, Inc	265,028
8,999		Powell Industries, Inc	299,847
4,499	*,e	Power Solutions International, Inc	81,162
22,262	*	PowerSecure International, Inc	277,385
2,540		Preformed Line Products Co	107,950
37,795		Primoris Services Corp	752,876
22,762	*,e	Proto Labs, Inc	1,475,888
33,919		Quanex Building Products Corp	640,052
39,650	e	Raven Industries, Inc	722,027
24,205	*	RBC Bearings, Inc	1,655,380
99,539	*	Rexnord Corp	1,839,481
34,488	*	Rush Enterprises, Inc (Class A)	840,817
44,065		Simpson Manufacturing Co, Inc	1,673,589
9,657		Sparton Corp	227,229
12,644		Standex International Corp	1,134,420
14,932	*	Stock Building Supply Holdings, Inc	258,025
24,042		Sun Hydraulics Corp	704,190
17,231	*	Sunrun, Inc	127,682
33,219		TAL International Group, Inc	563,394
52,818	*,e	Taser International, Inc	1,236,469
34,462	*	Teledyne Technologies, Inc	3,075,044
18,735		Tennant Co	1,085,131
21,570	e	Textainer Group Holdings Ltd	421,909
11,638	*,e	The ExOne Company	124,527
32,109	*	Thermon Group Holdings	645,712
42,057	e	Titan International, Inc	298,605
16,874	*,e	Titan Machinery, Inc	206,369
32,223	*	Trex Co, Inc	1,258,953
44,157	*	Trimas Corp	883,582
8,262		Twin Disc, Inc	97,326
38,777	*	Univar, Inc	684,802
19,609		Universal Forest Products, Inc	1,424,202
10,148	*	Vectrus, Inc	252,381
7,964	*	Veritiv Corp	334,488
16,534		Vicor Corp	159,718
67,217	*	Wabash National Corp	804,588
27,743		Watts Water Technologies, Inc (Class A)	1,510,329
64,499		Woodward Governor Co	2,934,705
10,800	*	Xerium Technologies, Inc	145,800
		TOTAL CAPITAL GOODS	123,990,484

COMMERCIAL & PROFESSIONAL SERVICES - 3.5%
54,632		ABM Industries, Inc	1,551,549
49,848	e	Acacia Research (Acacia Technologies)	331,988
110,371	*	ACCO Brands Corp	890,694
18,915		Administaff, Inc	878,791
43,505	*	Advisory Board Co	1,906,824
21,718		American Ecology Corp	851,563
236

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

40,180	*	ARC Document Solutions, Inc	$249,920
6,953		Barrett Business Services, Inc	340,558
46,578		Brady Corp (Class A)	1,059,649
49,426		Brink’s Co	1,531,217
38,853	*	Casella Waste Systems, Inc (Class A)	235,838
47,794	*	CBIZ, Inc	513,785
14,084		CDI Corp	112,672
32,834		CEB, Inc	2,454,670
28,692		Ceco Environmental Corp	255,933
59,069		Civeo Corp	109,868
9,022	*	CRA International, Inc	211,115
49,292		Deluxe Corp	2,935,339
25,140		Ennis, Inc	503,554
37,366		Essendant, Inc	1,291,743
27,653		Exponent, Inc	1,421,641
11,828	*	Franklin Covey Co	202,614
40,576	*	FTI Consulting, Inc	1,379,990
20,584		G & K Services, Inc (Class A)	1,354,839
12,748	*	GP Strategies Corp	319,847
73,113		Healthcare Services Group	2,724,190
18,314		Heidrick & Struggles International, Inc	486,420
13,051	*	Heritage-Crystal Clean, Inc	155,568
59,014		Herman Miller, Inc	1,872,514
35,918	*	Hill International, Inc	121,403
45,836		HNI Corp	1,968,198
22,610	*	Huron Consulting Group, Inc	1,092,063
19,123	*	ICF International, Inc	586,502
162,243	*	ICO Global Communications Holdings Ltd	108,703
36,082	*	Innerworkings, Inc	269,893
65,437		Interface, Inc	1,279,293
28,819		Kelly Services, Inc (Class A)	455,340
24,234		Kforce, Inc	681,218
36,396		Kimball International, Inc (Class B)	397,444
47,563		Knoll, Inc	1,105,364
49,136		Korn/Ferry International	1,787,076
32,488		Matthews International Corp (Class A)	1,875,532
26,961		McGrath RentCorp	810,178
16,925	*	Mistras Group, Inc	320,221
44,742		Mobile Mini, Inc	1,531,966
28,637		MSA Safety, Inc	1,245,137
12,158		Multi-Color Corp	946,379
47,061	*	Navigant Consulting, Inc	809,449
5,347	*	NL Industries, Inc	18,661
51,069	*	On Assignment, Inc	2,303,723
28,424		Quad	366,670
37,216		Resources Connection, Inc	668,027
53,520	*	RPX Corp	762,125
16,304	*	SP Plus Corp	415,752
81,260		Steelcase, Inc (Class A)	1,577,257
20,252		Team, Inc	708,820
58,533		Tetra Tech, Inc	1,574,538
15,661	*	TRC Cos, Inc	161,778
237

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

41,085	*	TriNet Group, Inc	$779,793
40,927	*	TrueBlue, Inc	1,185,655
14,492		Unifirst Corp	1,522,674
19,566		Viad Corp	589,132
9,292	*	Volt Information Sciences, Inc	80,097
4,151		VSE Corp	238,516
35,445	*	WageWorks, Inc	1,702,069
53,543		West Corp	1,274,859
		TOTAL COMMERCIAL & PROFESSIONAL SERVICES	61,456,398

CONSUMER DURABLES & APPAREL - 2.7%
12,479		Arctic Cat, Inc	256,319
10,215		Bassett Furniture Industries, Inc	326,471
33,360	*	Beazer Homes USA, Inc	475,046
22,204	*	Black Diamond, Inc	123,010
76,107	*	CalAtlantic Group, Inc	2,898,916
83,655		Callaway Golf Co	832,367
8,892	*	Cavco Industries, Inc	876,751
14,885	*	Century Communities, Inc	284,006
8,692	*	Cherokee, Inc	157,760
28,082		Columbia Sportswear Co	1,540,298
76,715	*	CROCS, Inc	828,522
9,477		CSS Industries, Inc	258,722
9,636		Culp, Inc	289,176
32,225	*	Deckers Outdoor Corp	1,793,643
9,865		Escalade, Inc	146,298
24,832	e	Ethan Allen Interiors, Inc	675,679
5,207		Flexsteel Industries, Inc	226,452
39,240	*	G-III Apparel Group Ltd	2,161,732
22,516	*	Green Brick Partners, Inc	237,544
28,174	*	Helen of Troy Ltd	2,795,143
9,978		Hooker Furniture Corp	247,654
126,782	*,e	Hovnanian Enterprises, Inc (Class A)	261,171
48,463	*,e	Iconix Brand Group, Inc	742,453
19,435	*	Installed Building Products Inc	430,485
29,735	*,e	iRobot Corp	892,347
18,424	*,e	Jakks Pacific, Inc	145,918
5,339		Johnson Outdoors, Inc	114,415
82,550	e	KB Home	1,081,405
49,934		La-Z-Boy, Inc	1,425,616
14,190	*,e	LGI Homes, Inc	397,746
21,325		Libbey, Inc	717,373
11,087		Lifetime Brands, Inc	170,407
24,257	*	M/I Homes, Inc	556,698
17,373	*	Malibu Boats Inc	246,870
7,893		Marine Products Corp	55,804
6,594	*	MCBC Holdings, Inc	86,843
38,585		MDC Holdings, Inc	1,002,824
38,831		Meritage Homes Corp	1,369,181
15,730		Movado Group, Inc	404,890
4,040		Nacco Industries, Inc (Class A)	181,113
30,988	*	Nautilus, Inc	528,036

238

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

8,913	*,e	New Home Co Inc	$127,545
14,575		Oxford Industries, Inc	1,061,351
44,256	*	Performance Sports Group Ltd	508,059
12,107		Perry Ellis International, Inc	259,937
42,456		Pool Corp	3,461,862
25,823	*,e	Sequential Brands Group, Inc	323,046
23,235	*	Skullcandy, Inc	130,116
53,379	*	Smith & Wesson Holding Corp	953,349
54,800		Steven Madden Ltd	1,909,780
18,300	e	Sturm Ruger & Co, Inc	1,042,002
7,215	e	Superior Uniform Group, Inc	122,944
31,673	*	Taylor Morrison Home Corp	583,733
159,055	*	TRI Pointe Homes, Inc	2,064,534
55,918	*	Tumi Holdings, Inc	896,366
14,745	*	Unifi, Inc	451,050
15,460	*	Universal Electronics, Inc	735,432
21,621	*,e	Vera Bradley, Inc	270,479
21,164	*	Vince Holding Corp	96,296
15,105	*	WCI Communities, Inc	360,858
6,440		Weyco Group, Inc	182,832
19,491	*	William Lyon Homes, Inc	415,938
101,516		Wolverine World Wide, Inc	1,885,152
30,015	*	Zagg, Inc	254,527
		TOTAL CONSUMER DURABLES & APPAREL	46,340,292

CONSUMER SERVICES - 4.4%
23,357	*,e	2U, Inc	490,030
16,699	*	American Public Education, Inc	362,869
93,273	*	Apollo Group, Inc (Class A)	677,162
13,283	*	Ascent Media Corp (Series A)	289,304
96,334	*	Belmond Ltd.	1,034,627
21,171	*	BJ’s Restaurants, Inc	908,871
122,344		Bloomin’ Brands, Inc	2,076,178
23,054		Bob Evans Farms, Inc	997,547
8,102	*,e	Bojangles’, Inc	134,736
79,070	*	Boyd Gaming Corp	1,580,609
18,250	*	Bravo Brio Restaurant Group, Inc	214,255
15,511	*	Bridgepoint Education, Inc	120,210
37,165	*	Bright Horizons Family Solutions	2,379,303
18,879	*	Buffalo Wild Wings, Inc	2,912,463
45,166	*,e	Caesars Acquisition Co	330,615
58,150	*,e	Caesars Entertainment Corp	468,107
12,574	*,e	Cambium Learning Group, Inc	60,481
12,666		Capella Education Co	571,870
66,139	*	Career Education Corp	238,762
16,764		Carriage Services, Inc	360,594
35,305	*	Carrols Restaurant Group, Inc	415,187
48,035		Cheesecake Factory	2,315,287
73,819	*,e	Chegg, Inc	509,351
13,114		Churchill Downs, Inc	1,925,529
16,184	*	Chuy’s Holdings, Inc	440,367
43,456		ClubCorp Holdings, Inc	888,241

239

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

6,913		Collectors Universe	$119,526
18,202	e	Cracker Barrel Old Country Store, Inc	2,502,047
22,281	*	Dave & Buster’s Entertainment, Inc	859,601
23,278	*	Del Frisco’s Restaurant Group, Inc	313,555
83,503	*	Denny’s Corp	915,193
63,483	e	DeVry, Inc	1,495,659
42,080	*,e	Diamond Resorts International, Inc	1,196,755
17,712		DineEquity, Inc	1,478,066
13,084	*,e	El Pollo Loco Holdings, Inc	150,204
27,723	*	Eldorado Resorts, Inc	274,458
14,356	*,e	Empire Resorts, Inc	66,612
26,352	*	Fiesta Restaurant Group, Inc	931,807
4,520	*,e	Fogo De Chao, Inc	68,252
45,945	*	Grand Canyon Education, Inc	1,909,474
11,225	*,e	Habit Restaurants, Inc	268,053
135,318	*	Houghton Mifflin Harcourt Co	2,650,880
29,164		International Speedway Corp (Class A)	1,011,699
39,131		Interval Leisure Group, Inc	690,662
17,664	*	Intrawest Resorts Holdings Inc	158,269
22,518	*	Isle of Capri Casinos, Inc	430,769
13,518	*	J Alexander’s Holdings, Inc	130,313
36,109		Jack in the Box, Inc	2,691,204
14,065	*,e	Jamba, Inc	186,361
32,907	*	K12, Inc	319,527
8,254	*,e	Kona Grill, Inc	113,492
65,599	*	Krispy Kreme Doughnuts, Inc	898,050
91,327	*	La Quinta Holdings, Inc	1,383,604
5,829		Liberty Tax, Inc	134,592
93,559	*,e	LifeLock, Inc	1,310,762
17,871		Marcus Corp	369,751
25,011		Marriott Vacations Worldwide Corp	1,610,708
9,363	*	Monarch Casino & Resort, Inc	205,424
28,585	*	Morgans Hotel Group Co	102,620
13,692	*,e	Noodles & Co	202,231
28,618		Papa John’s International, Inc	2,008,125
9,004	*,e	Papa Murphy’s Holdings, Inc	124,345
79,557	*	Penn National Gaming, Inc	1,420,888
61,177	*	Pinnacle Entertainment, Inc	2,141,807
15,628	*	Planet Fitness, Inc	255,361
22,991		Popeyes Louisiana Kitchen, Inc	1,297,612
21,421	*,e	Potbelly Corp	239,915
13,810	*	Red Robin Gourmet Burgers, Inc	1,034,231
46,358	*	Regis Corp	765,834
60,611	*	Ruby Tuesday, Inc	316,996
35,473		Ruth’s Chris Steak House, Inc	550,186
49,244	*,e	Scientific Games Corp (Class A)	546,116
68,002	e	SeaWorld Entertainment, Inc	1,355,280
5,632	*,e	Shake Shack, Inc	256,650
51,242		Sonic Corp	1,462,447
61,526	e	Sotheby’s (Class A)	2,131,876
13,619		Speedway Motorsports, Inc	251,543
1,636		Steak N Shake Co	628,437
240

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

12,860	*	Steiner Leisure Ltd	$814,810
10,706	*	Strayer Education, Inc	566,562
68,255		Texas Roadhouse, Inc (Class A)	2,344,559
20,600		Universal Technical Institute, Inc	87,550
35,912		Vail Resorts, Inc	4,100,073
25,000	*,e	Weight Watchers International, Inc	384,500
6,667	*,e	Wingstop, Inc	154,208
18,853	*,e	Zoe’s Kitchen, Inc	649,109
		TOTAL CONSUMER SERVICES	75,741,755

DIVERSIFIED FINANCIALS - 2.3%
23,512	e	Arlington Asset Investment Corp (Class A)	325,641
1,111	*	Ashford, Inc	71,382
179,019		BGC Partners, Inc (Class A)	1,548,514
17,377		Calamos Asset Management, Inc (Class A)	163,170
26,787	*	Cash America International, Inc	924,955
5,349	e	CIFC Corp	37,015
22,775		Cohen & Steers, Inc	696,687
112,577	*,e	Cowen Group, Inc	473,949
2,920		Diamond Hill Investment Group, Inc	584,146
25,958	*,e	Encore Capital Group, Inc	1,056,491
26,067	*	Enova International, Inc	338,871
33,961		Evercore Partners, Inc (Class A)	1,833,894
51,255	*	Ezcorp, Inc (Class A)	341,358
7,824	e	Fifth Street Asset Management, Inc	45,849
50,953	e	Financial Engines, Inc	1,638,649
27,630	*	First Cash Financial Services, Inc	1,054,085
78,266	*	FNFV Group	879,710
31,424		Gain Capital Holdings, Inc	234,109
6,214		GAMCO Investors, Inc (Class A)	358,424
45,862	*	Green Dot Corp	850,282
31,671		Greenhill & Co, Inc	817,745
36,903		HFF, Inc (Class A)	1,273,892
11,408	*	Houlihan Lokey, Inc	249,949
14,902	*	INTL FCStone, Inc	476,715
33,538		Investment Technology Group, Inc	536,943
18,706	e	iShares Russell 2000 Index Fund	2,157,550
146,561		Janus Capital Group, Inc	2,276,092
17,982	*,e	JG Wentworth Co	92,068
33,597	*	KCG Holdings, Inc	419,627
108,919	*,e	Ladenburg Thalmann Financial Services, Inc	276,654
36,887		MarketAxess Holdings, Inc	3,737,022
8,576		Marlin Business Services Corp	151,452
10,267		Medley Management, Inc	75,360
17,142		Moelis & Co	505,346
23,151		Nelnet, Inc (Class A)	828,343
23,615	*	NewStar Financial, Inc	249,138
24,695		OM Asset Management plc	374,870
11,319	*,e	On Deck Capital, Inc	107,757
10,059		Oppenheimer Holdings, Inc	184,583
49,423	*	PHH Corp	726,518
22,714	*	Pico Holdings, Inc	219,417
241

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

16,142	*	Piper Jaffray Cos	$574,171
47,134	e	PRA Group, Inc	2,582,943
12,342		Pzena Investment Management, Inc (Class A)	117,619
10,556	*	Regional Management Corp	172,168
15,588		Resource America, Inc (Class A)	119,872
21,041	*	Safeguard Scientifics, Inc	373,478
66,994	*	Stifel Financial Corp	2,976,543
29,168	e	Tiptree Financial, Inc	197,467
18,583	e	Virtu Financial, Inc	449,709
6,706		Virtus Investment Partners, Inc	784,870
7,734		Westwood Holdings Group, Inc	449,345
114,360	e	WisdomTree Investments, Inc	2,199,143
7,764	*,e	World Acceptance Corp	296,041
3,730	*,e	ZAIS Group Holdings, Inc	38,755
		TOTAL DIVERSIFIED FINANCIALS	40,526,346

ENERGY - 3.1%
95,186	*	Abraxas Petroleum Corp	151,346
2,024		Adams Resources & Energy, Inc	89,987
30,432		Alon USA Energy, Inc	509,736
49,164	*,e	Approach Resources, Inc	116,027
18,187		Ardmore Shipping Corp	260,983
64,064	e	Atwood Oceanics, Inc	1,060,259
44,986	*,e	Basic Energy Services, Inc	166,898
51,663	*,e	Bill Barrett Corp	251,599
49,847	*,e	Bonanza Creek Energy, Inc	283,629
34,849		Bristow Group, Inc	1,210,306
56,735	*,e	C&J Energy Services Ltd	283,108
65,735	*	Callon Petroleum Co	570,580
20,164	e	CARBO Ceramics, Inc	353,273
57,942	*	Carrizo Oil & Gas, Inc	2,180,357
5,927	*,e	Clayton Williams Energy, Inc	353,071
71,771	*,e	Clean Energy Fuels Corp	405,506
73,571	*,e	Cloud Peak Energy, Inc	218,506
21,139		Contango Oil & Gas Co	161,713
57,750		Delek US Holdings, Inc	1,570,800
90,817		DHT Holdings, Inc	713,822
26,002	*	Dorian LPG Ltd	306,304
2,787	*,e	Earthstone Energy, Inc	39,171
51,329	*,e	Eclipse Resources Corp	110,357
57,808	*,e	Energy Fuels, Inc	157,238
20,076	*	Era Group, Inc	279,257
18,688	*,e	Erin Energy Corp	74,752
26,714		Evolution Petroleum Corp	184,327
76,704	*,e	EXCO Resources, Inc	85,908
69,082	*	Exterran Holdings, Inc	1,501,843
70,474	*,e	Fairmount Santrol Holdings, Inc	188,166
59,573	*	Forum Energy Technologies, Inc	789,342
114,337	*,e	Frontline Ltd	361,305
41,129	e	GasLog Ltd	475,863
80,273	*,e	Gastar Exploration, Inc	126,029
17,835	*	Gener8 Maritime, Inc	185,484
242

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

13,377	*,e	Geospace Technologies Corp	$205,471
37,962		Green Plains Renewable Energy, Inc	778,601
29,345	e	Gulfmark Offshore, Inc	183,113
374,086	*,e	Halcon Resources Corp	262,272
11,677	e	Hallador Petroleum Co	71,113
105,368	*	Helix Energy Solutions Group, Inc	609,027
32,710	*,e	Hornbeck Offshore Services, Inc	441,912
16,123	*,e	Independence Contract Drilling, Inc	113,345
138,041	*	ION Geophysical Corp	51,075
815	*,e	Isramco, Inc	77,425
31,992	*,e	Jones Energy, Inc (Class A)	164,439
105,947	*,e	Magnum Hunter Resources Corp	28,203
72,942	*	Matador Resources Co	1,875,339
26,978	*	Matrix Service Co	612,401
237,512	*,e	McDermott International, Inc	1,094,930
12,792	*	Natural Gas Services Group, Inc	288,076
80,085	e	Navios Maritime Acq Corp	286,704
85,866	*	Newpark Resources, Inc	486,002
24,346	e	Nordic American Offshore Ltd	146,806
86,967	e	Nordic American Tanker Shipping	1,328,856
77,058	*	North Atlantic Drilling Ltd	63,611
63,901	*,e	Northern Oil And Gas, Inc	322,061
139,202	*,e	Oasis Petroleum, Inc	1,618,919
51,216	*	Oil States International, Inc	1,536,992
31,170	*,e	Pacific Ethanol, Inc	187,332
15,930		Panhandle Oil and Gas, Inc (Class A)	292,793
15,655	*	Par Petroleum Corp	356,934
126,716	*	Parker Drilling Co	362,408
91,772	*	Parsley Energy, Inc	1,627,118
39,568	*	PDC Energy, Inc	2,387,533
14,000	e	Peabody Energy Corp	179,060
12,236	*	PHI, Inc	232,973
66,714	*	Pioneer Energy Services Corp	154,109
42,868	*	Renewable Energy Group, Inc	338,228
6,632	*,e	REX American Resources Corp	364,163
49,368	*,e	Rex Energy Corp	111,572
12,000	*,e	RigNet, Inc	360,000
24,038	*	Ring Energy, Inc	249,755
65,452	*	RSP Permian, Inc	1,794,694
55,367	*,e	Sanchez Energy Corp	329,434
318,425	*,e	SandRidge Energy, Inc	117,913
176,867		Scorpio Tankers, Inc	1,613,027
18,929		SEACOR Holdings, Inc	1,105,832
43,666		SemGroup Corp	1,988,986
57,860	e	Ship Finance International Ltd	988,827
36,202	*,e	Solazyme, Inc	118,743
60,034	*,e	Stone Energy Corp	335,590
103,131	*,e	Synergy Resources Corp	1,154,036
92,594		Teekay Tankers Ltd (Class A)	707,418
42,038		Tesco Corp	336,304
81,516	*	Tetra Technologies, Inc	549,418
50,086	e	Tidewater, Inc	618,562
243

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

27,408	*,e	TransAtlantic Petroleum Ltd	$69,342
50,280	*,e	Triangle Petroleum Corp	60,336
155,657	*,e	Ultra Petroleum Corp	853,000
53,024	*	Unit Corp	668,633
103,419	*,e	Uranium Energy Corp	115,829
54,353	e	US Silica Holdings Inc	981,615
41,216	e	W&T Offshore, Inc	134,364
70,866		Western Refining, Inc	2,949,443
20,427	*,e	Westmoreland Coal Co	146,257
		TOTAL ENERGY	53,365,126

FOOD & STAPLES RETAILING - 0.9%
27,713		Andersons, Inc	981,040
38,159		Casey’s General Stores, Inc	4,053,249
18,993	*,e	Chefs’ Warehouse Holdings, Inc	287,744
42,434	*,e	Fresh Market, Inc	1,057,455
13,054		Ingles Markets, Inc (Class A)	651,917
9,375	*	Natural Grocers by Vitamin C	224,531
19,388		Pricesmart, Inc	1,666,980
23,742	*	Smart & Final Stores, Inc	349,957
36,705		Spartan Stores, Inc	1,024,070
258,307	*	Supervalu, Inc	1,697,077
49,236	*	United Natural Foods, Inc	2,483,956
7,291		Village Super Market (Class A)	182,713
10,739		Weis Markets, Inc	441,802
		TOTAL FOOD & STAPLES RETAILING	15,102,491

FOOD, BEVERAGE & TOBACCO - 2.1%
3,815		Alico, Inc	162,862
14,661	*,e	Amplify Snack Brands, Inc	177,105
7,945	*	Arcadia Biosciences, Inc	22,246
56,538		B&G Foods, Inc (Class A)	2,051,764
8,913	*,e	Boston Beer Co, Inc (Class A)	1,957,206
55,140	*,e	Boulder Brands, Inc	488,540
14,549		Calavo Growers, Inc	747,964
30,358	e	Cal-Maine Foods, Inc	1,622,939
61,465	*,e	Castle Brands, Inc	79,904
4,575		Coca-Cola Bottling Co Consolidated	966,286
10,510	*	Craft Brewers Alliance, Inc	80,507
162,848	*	Darling International, Inc	1,648,022
92,045		Dean Foods Co	1,666,935
26,117	*	Diamond Foods, Inc	1,034,755
8,217	*	Farmer Bros Co	233,198
32,477		Fresh Del Monte Produce, Inc	1,481,925
20,309	*,e	Freshpet, Inc	198,013
19,110	*,e	Inventure Foods, Inc	165,493
15,438		J&J Snack Foods Corp	1,895,632
8,337		John B. Sanfilippo & Son, Inc	539,571
19,107		Lancaster Colony Corp	2,172,848
47,658		Lance, Inc	1,693,765
25,406	*	Landec Corp	312,494
4,622	e	Lifeway Foods, Inc	52,460
244

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

11,234	e	Limoneira Co	$178,171
10,299	e	Mgp Ingredients, Inc	178,482
11,098		National Beverage Corp	417,729
22,029	*	Omega Protein Corp	400,928
60,933	*	Post Holdings, Inc	3,916,164
21,865	e	Sanderson Farms, Inc	1,519,836
259		Seaboard Corp	872,312
8,268	*	Seneca Foods Corp	241,260
22,657	*,e	Synutra International, Inc	129,371
20,385	e	Tootsie Roll Industries, Inc	647,020
42,155	*	TreeHouse Foods, Inc	3,610,154
22,020	e	Universal Corp	1,189,300
84,843	e	Vector Group Ltd	2,057,443
		TOTAL FOOD, BEVERAGE & TOBACCO	36,810,604

HEALTH CARE EQUIPMENT & SERVICES - 6.8%
7,761	*,e	AAC Holdings, Inc	180,055
23,198		Abaxis, Inc	1,164,772
41,457	*	Abiomed, Inc	3,053,723
78,459	*,e	Accuray, Inc	525,675
29,143		Aceto Corp	878,953
6,267	*	Addus HomeCare Corp	156,550
6,458	*,e	Adeptus Health, Inc	419,060
38,892		Air Methods Corp	1,591,850
5,173	*	Alliance HealthCare Services, Inc	43,764
7,020		Almost Family, Inc	290,488
27,543	*	Amedisys, Inc	1,090,152
46,804	*	AMN Healthcare Services, Inc	1,327,829
47,696	*	Amsurg Corp	3,343,013
12,931		Analogic Corp	1,133,014
25,240	*	Angiodynamics, Inc	317,519
14,458	*	Anika Therapeutics, Inc	556,922
149,201	*,e	Antares Pharma, Inc	205,897
27,309	*	AtriCure, Inc	505,899
1,597		Atrion Corp	589,293
67,050	*,e	BioScrip, Inc	132,088
27,871	*	BioTelemetry, Inc	362,880
33,513		Cantel Medical Corp	1,986,651
29,246	*	Capital Senior Living Corp	661,545
30,906	*,e	Cardiovascular Systems, Inc	423,412
35,236	*,e	Castlight Health, Inc	178,294
93,310	*,e	Cerus Corp	445,089
16,771		Chemed Corp	2,637,911
11,534	*	Civitas Solutions, Inc	296,770
11,962	e	Computer Programs & Systems, Inc	454,676
10,327	*,e	ConforMIS, Inc	202,099
28,826		Conmed Corp	1,169,183
6,408	*,e	Connecture, Inc	37,807
21,885	*,e	Corindus Vascular Robotics, Inc	70,032
9,624	*	Corvel Corp	319,517
31,495	*	Cross Country Healthcare, Inc	425,182
25,175		CryoLife, Inc	265,344
245

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

14,113	*	Cutera, Inc	$191,513
21,590	*	Cynosure, Inc (Class A)	812,648
35,865	*,e	Diplomat Pharmacy, Inc	1,008,165
7,582	*,e	EndoChoice Holdings, Inc	78,246
65,794	*,e	Endologix, Inc	561,881
24,826		Ensign Group, Inc	1,046,664
6,007	*,e	Entellus Medical, Inc	102,059
12,750	*,e	Evolent Health, Inc	163,838
9,916	*	Exactech, Inc	168,869
40,950	*	ExamWorks Group, Inc	1,156,428
42,445	*	Five Star Quality Care, Inc	138,795
35,788	*	Genesis Health Care, Inc	177,508
42,505	*,e	GenMark Diagnostics, Inc	270,332
6,804	*,e	Glaukos Corp	136,352
67,026	*	Globus Medical, Inc	1,498,031
24,900	*	Greatbatch, Inc	1,330,905
50,402	*	Haemonetics Corp	1,702,580
45,820	*	Halyard Health, Inc	1,359,938
34,389	*	Hanger Orthopedic Group, Inc	495,889
36,171	*	HealthEquity, Inc	1,183,153
90,437		Healthsouth Corp	3,149,921
24,596	*	HealthStream, Inc	585,631
30,759	*	Healthways, Inc	362,033
17,964	*,e	HeartWare International, Inc	775,865
88,829	*	HMS Holdings Corp	935,369
13,808	*	ICU Medical, Inc	1,518,466
8,932	*,e	Imprivata, Inc	96,376
15,325	*	Inogen Inc	654,991
56,136	*	Insulet Corp	1,678,466
27,750	*	Integra LifeSciences Holdings Corp	1,653,068
31,552		Invacare Corp	545,219
25,868	*,e	InVivo Therapeutics Holdings Corp	187,802
4,632	*,e	Invuity, Inc	62,208
17,241	*	IPC The Hospitalist Co, Inc	1,353,419
2,727	*,e	iRadimed Corp	72,266
17,155	*	K2M Group Holdings, Inc	313,079
82,836		Kindred Healthcare, Inc	1,110,002
9,201		Landauer, Inc	363,347
12,399	*	Lantheus Holdings, Inc	37,197
24,464	*	LDR Holding Corp	618,939
11,608		LeMaitre Vascular, Inc	154,619
12,864	*	LHC Group, Inc	579,716
43,411	*	LivaNova plc	2,877,281
26,648	*	Magellan Health Services, Inc	1,423,003
42,631		Masimo Corp	1,691,598
58,867	*	MedAssets, Inc	1,393,971
54,522	*	Medidata Solutions, Inc	2,344,446
40,943		Meridian Bioscience, Inc	778,326
43,379	*	Merit Medical Systems, Inc	804,247
38,940	*	Molina Healthcare, Inc	2,414,280
9,841		National Healthcare Corp	642,420
8,654	e	National Research Corp	132,666
246

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

32,137	*	Natus Medical, Inc	$1,463,198
36,402	*	Neogen Corp	1,967,528
15,993	*,e	Nevro Corp	652,035
31,209	*,e	Nobilis Health Corp	88,009
47,284	*	NuVasive, Inc	2,229,913
61,891	*	NxStage Medical, Inc	1,034,199
35,418	*	Omnicell, Inc	963,370
54,867	*	OraSure Technologies, Inc	285,308
18,461	*	Orthofix International NV	628,597
61,561		Owens & Minor, Inc	2,206,962
19,641	*,e	Oxford Immunotec Global plc	246,298
29,725	*	PharMerica Corp	849,243
9,976	*,e	Press Ganey Holdings, Inc	312,648
13,332	*	Providence Service Corp	688,598
53,700		Quality Systems, Inc	754,485
28,087	*	Quidel Corp	539,832
35,479	*	RadNet, Inc	234,516
50,507	*,e	Rockwell Medical Technologies, Inc	584,871
56,330	*	RTI Biologics, Inc	236,868
8,323	*	SeaSpine Holdings Corp	125,511
11,493	*,e	Second Sight Medical Products, Inc	67,579
102,681		Select Medical Holdings Corp	1,160,295
10,371	*,e	Sientra, Inc	38,995
43,646	*,e	Spectranetics Corp	533,354
37,901	*,e	Staar Surgical Co	308,893
83,691	e	STERIS Corp	6,272,640
21,052	*	Surgical Care Affiliates, Inc	623,350
13,101	*	SurModics, Inc	279,444
17,193	*,e	Tandem Diabetes Care, Inc	155,941
70,819	*	Team Health Holdings, Inc	4,225,770
9,360	*,e	Teladoc, Inc	184,111
48,044	*,e	TransEnterix, Inc	119,630
23,541	*	Triple-S Management Corp (Class B)	484,709
15,904	*,e	Trupanion, Inc	104,489
113,513	*,e	Unilife Corp	85,543
48,654		Universal American Corp	362,959
12,604		US Physical Therapy, Inc	618,352
3,848		Utah Medical Products, Inc	226,917
17,217	*	Vascular Solutions, Inc	553,010
16,977	*,e	Veracyte, Inc	110,520
26,125	*	Vocera Communications, Inc	307,491
43,527	*	WellCare Health Plans, Inc	3,856,492
71,147		West Pharmaceutical Services, Inc	4,269,531
92,882	*	Wright Medical Group NV	1,795,409
31,506	*,e	Zeltiq Aesthetics, Inc	1,063,012
		TOTAL HEALTH CARE EQUIPMENT & SERVICES	116,237,364

HOUSEHOLD & PERSONAL PRODUCTS - 0.4%
41,242	*	Central Garden and Pet Co (Class A)	696,165
26,107	*,e	Elizabeth Arden, Inc	327,382
76,659	*	HRG Group, Inc	1,031,063
16,566		Inter Parfums, Inc	457,553
247

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

12,038	*	Medifast, Inc	$336,703
8,193	e	Natural Health Trends Corp	403,587
9,628		Nature’s Sunshine Products, Inc	114,092
7,732		Nutraceutical International Corp	189,434
4,674		Oil-Dri Corp of America	146,670
9,315	e	Orchids Paper Products Co	273,023
11,200	*	Revlon, Inc (Class A)	351,344
5,595	*,e	USANA Health Sciences, Inc	719,517
15,111		WD-40 Co	1,444,309
		TOTAL HOUSEHOLD & PERSONAL PRODUCTS	6,490,842

INSURANCE - 2.6%
43,750	*	AMBAC Financial Group, Inc	706,563
79,273	e	American Equity Investment Life Holding Co	2,035,731
18,496		Amerisafe, Inc	1,012,286
27,244		Argo Group International Holdings Ltd	1,703,295
10,991	*	Atlas Financial Holdings, Inc	209,049
7,899		Baldwin & Lyons, Inc (Class B)	183,494
47,780	*,e	Citizens, Inc (Class A)	401,352
193,767		Conseco, Inc	3,722,264
28,087		Crawford & Co (Class B)	168,522
5,771		Donegal Group, Inc (Class A)	81,660
8,756	*	eHealth, Inc	104,634
7,923		EMC Insurance Group, Inc	198,075
31,592		Employers Holdings, Inc	836,240
9,401	*	Enstar Group Ltd	1,483,478
10,033		FBL Financial Group, Inc (Class A)	631,076
14,381		Federated National Holding Co	442,719
10,994		Fidelity & Guaranty Life	293,540
103,926		First American Financial Corp	3,962,699
28,210	*	Greenlight Capital Re Ltd (Class A)	619,492
13,466	*	Hallmark Financial Services	174,923
8,715	e	HCI Group, Inc	380,061
24,156	*	Heritage Insurance Holdings, Inc	534,331
40,131		Horace Mann Educators Corp	1,374,085
6,381		Independence Holding Co	86,526
11,697		Infinity Property & Casualty Corp	941,842
11,302		James River Group Holdings Ltd	332,618
3,603		Kansas City Life Insurance Co	176,655
42,403		Kemper Corp	1,514,635
49,309		Maiden Holdings Ltd	766,755
143,196	*	MBIA, Inc	1,075,402
39,603		National General Holdings Corp	780,575
6,976		National Interstate Corp	200,211
2,062		National Western Life Group, Inc	531,975
11,363	*	Navigators Group, Inc	969,832
20,342		OneBeacon Insurance Group Ltd (Class A)	292,721
8,254	*	Patriot National, Inc	104,826
50,898		Primerica, Inc	2,424,272
43,008		RLI Corp	2,617,037
15,271		Safety Insurance Group, Inc	884,954
55,534		Selective Insurance Group, Inc	2,026,436
248

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

15,535		State Auto Financial Corp	$370,510
30,579		State National Cos, Inc	276,128
21,705		Stewart Information Services Corp	871,890
73,255		Symetra Financial Corp	2,324,381
83,366	*	Third Point Reinsurance Ltd	1,139,613
8,122	*	United America Indemnity Ltd	230,746
19,725		United Fire & Casualty Co	733,573
16,671		United Insurance Holdings Corp	275,405
31,777		Universal Insurance Holdings, Inc	1,002,564
		TOTAL INSURANCE	44,211,651

MATERIALS - 3.8%
28,562		A. Schulman, Inc	1,025,090
3,977	*	AEP Industries, Inc	318,160
135,534	*,e	AK Steel Holding Corp	391,693
28,366	e	American Vanguard Corp	380,388
70,441		Axiall Corp	1,426,430
30,650		Balchem Corp	2,093,395
119,069	*	Berry Plastics Group, Inc	3,988,812
38,537	*	Boise Cascade Co	1,153,412
20,344		Brush Engineered Materials, Inc	613,372
52,445		Calgon Carbon Corp	902,054
50,570		Carpenter Technology Corp	1,684,487
58,341	*,e	Century Aluminum Co	211,194
6,705		Chase Corp	297,769
66,407	*	Chemtura	2,121,040
18,583	*	Clearwater Paper Corp	937,141
160,000		Cliffs Natural Resources, Inc	441,600
134,831	e	Coeur Mining, Inc	364,044
116,556		Commercial Metals Co	1,674,910
7,758		Core Molding Technologies, Inc	155,470
11,876		Deltic Timber Corp	735,837
75,416	*	Ferro Corp	941,946
54,187	*,e	Flotek Industries, Inc	980,785
22,931		FutureFuel Corp	353,367
42,169		Glatfelter	818,079
64,750		Globe Specialty Metals, Inc	817,145
30,446		Greif, Inc (Class A)	998,020
49,177		H.B. Fuller Co	1,868,234
10,180		Hawkins, Inc	421,859
12,649		Haynes International, Inc	499,003
72,575	*	Headwaters, Inc	1,491,416
371,274		Hecla Mining Co	768,537
56,715	*,e	Horsehead Holding Corp	161,071
20,371		Innophos Holdings, Inc	865,564
23,656		Innospec, Inc	1,306,757
54,841	e	Intrepid Potash, Inc	211,686
17,038		Kaiser Aluminum Corp	1,385,019
84,100		Kapstone Paper and Packaging Corp	1,829,175
9,445		KMG Chemicals, Inc	198,723
21,056		Koppers Holdings, Inc	399,222
30,936	*	Kraton Polymers LLC	630,785
249

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

20,428	e	Kronos Worldwide, Inc	$161,381
140,415	*	Louisiana-Pacific Corp	2,479,729
20,608	*	LSB Industries, Inc	322,515
33,857		Minerals Technologies, Inc	1,995,532
24,696		Myers Industries, Inc	385,505
16,308		Neenah Paper, Inc	1,099,322
162,965		Olin Corp	3,125,669
8,900		Olympic Steel, Inc	85,173
45,790	*	Omnova Solutions, Inc	328,772
88,207		PolyOne Corp	2,949,642
13,000		Quaker Chemical Corp	1,031,940
41,150	e	Rayonier Advanced Materials, Inc	379,403
23,788	*	Real Industry, Inc	225,986
23,109		Rentech, Inc	135,188
10,730	*,e	Ryerson Holding Corp	62,770
25,986		Schnitzer Steel Industries, Inc (Class A)	438,124
29,710		Schweitzer-Mauduit International, Inc	1,153,342
42,849	*,e	Senomyx, Inc	212,103
45,588		Sensient Technologies Corp	2,975,529
18,795		Stepan Co	994,819
119,760	*	Stillwater Mining Co	1,118,558
24,950	*	Summit Materials, Inc	525,447
70,917		SunCoke Energy, Inc	351,748
42,921	e	TimkenSteel Corp	456,679
20,093	*	Trecora Resources	286,124
24,432		Tredegar Corp	348,400
11,164	*,e	Trinseo S.A.	362,272
63,884	e	Tronox Ltd	396,720
1,928		United States Lime & Minerals, Inc	94,183
14,275	*	US Concrete, Inc	791,692
19,013	e	Valhi, Inc	46,962
39,999		Wausau Paper Corp	408,390
2,530	*	WHX Corp	60,087
47,666		Worthington Industries, Inc	1,463,346
		TOTAL MATERIALS	65,115,743

MEDIA - 1.6%
20,655		AMC Entertainment Holdings, Inc	565,327
23,893	*	Carmike Cinemas, Inc	611,900
84,159	*,e	Central European Media Enterprises Ltd (Class A) (NASDAQ)	181,783
32,930	*	Crown Media Holdings, Inc (Class A)	190,665
1,030	*,e	Daily Journal Corp	210,841
75,024	*,e	DreamWorks Animation SKG, Inc (Class A)	1,518,486
24,793	*	Entercom Communications Corp (Class A)	273,715
62,255		Entravision Communications Corp (Class A)	545,354
28,287	*,e	Eros International plc	315,966
58,062		EW Scripps Co (Class A)	1,280,848
45,225	*,e	Global Eagle Entertainment, Inc	602,397
63,288	*	Gray Television, Inc	1,005,646
46,878		Harte-Hanks, Inc	199,231
9,856	*,e	Hemisphere Media Group, Inc	133,352
60,079	*,e	Imax Corp	2,306,433
250

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

23,855		Journal Media Group, Inc	$291,985
13,612		Loral Space & Communications, Inc	608,593
31,302		Martha Stewart Living Omnimedia, Inc (Class A)	189,064
42,778		MDC Partners, Inc	888,927
94,928	*	Media General, Inc	1,410,630
35,848		Meredith Corp	1,685,573
62,064		National CineMedia, Inc	881,309
43,574		New Media Investment Group, Inc	701,541
136,084		New York Times Co (Class A)	1,807,196
31,107		Nexstar Broadcasting Group, Inc (Class A)	1,655,826
16,165	*	Reading International, Inc	250,557
12,735	*,e	Rentrak Corp	702,717
3,448		Saga Communications, Inc	148,333
26,005		Scholastic Corp	1,062,824
65,415	e	Sinclair Broadcast Group, Inc (Class A)	1,963,104
20,885	*	Sizmek, Inc	123,848
107,901		Time, Inc	2,004,801
6,971	*,e	Townsquare Media, Inc	76,402
29,557		Tribune Publishing Co	279,018
29,293	e	World Wrestling Entertainment, Inc (Class A)	522,294
		TOTAL MEDIA	27,196,486

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 8.3%
15,470	*,e	Abeona Therapeutics, Inc	61,107
79,369	*	Acadia Pharmaceuticals, Inc	2,763,629
21,009	*,e	Accelerate Diagnostics, Inc	352,321
21,143	*	Acceleron Pharma, Inc	659,873
117,905	*,e	Achillion Pharmaceuticals, Inc	922,017
42,465	*,e	Acorda Therapeutics, Inc	1,530,439
10,156	*	Adamas Pharmaceuticals, Inc	149,903
8,151	*,e	Aduro Biotech, Inc	220,159
30,871	*,e	Advaxis, Inc	342,359
25,868	*,e	Aegerion Pharmaceuticals, Inc	379,742
21,413	*,e	Aerie Pharmaceuticals, Inc	488,431
14,866	*,e	Affimed NV	94,250
75,482	*,e	Affymetrix, Inc	694,434
74,389	*	Agenus, Inc	339,214
10,076	*,e	Agile Therapeutics, Inc	80,003
10,825	*,e	Aimmune Therapeutics, Inc	162,916
23,652	*,e	Akebia Therapeutics, Inc	210,976
24,535	*,e	Albany Molecular Research, Inc	442,611
23,644	*	Alder Biopharmaceuticals, Inc	756,135
39,206	*,e	Alimera Sciences, Inc	118,010
34,264	*,e	AMAG Pharmaceuticals, Inc	1,370,560
113,736	*,e	Amicus Therapeutics, Inc	853,020
30,956	*,e	Amphastar Pharmaceuticals, Inc	366,519
40,585	*	Anacor Pharmaceuticals, Inc	4,562,160
8,046	*,e	ANI Pharmaceuticals, Inc	336,645
40,458	*,e	Anthera Pharmaceuticals, Inc	233,443
8,593	*	Applied Genetic Technologies Corp	103,116
29,409	*	Aratana Therapeutics, Inc	205,569
16,417	*	Ardelyx, Inc	268,910
251

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

235,877	*,e	Arena Pharmaceuticals, Inc	$445,808
166,358	*,e	Ariad Pharmaceuticals, Inc	1,137,889
137,619	*,e	Array Biopharma, Inc	704,609
60,850	*,e	Arrowhead Research Corp	313,378
14,007	*,e	Assembly Biosciences, Inc	134,467
10,258	*,e	Asterias Biotherapeutics, Inc	46,982
16,962	*,e	Atara Biotherapeutics, Inc	437,111
5,901	*,e	aTyr Pharma, Inc	73,526
22,105	*,e	Avalanche Biotechnologies, Inc	186,345
13,753	*,e	Axovant Sciences Ltd	167,649
8,254	*,e	Bellicum Pharmaceuticals, Inc	103,258
72,307	*	BioCryst Pharmaceuticals, Inc	650,040
47,870	*,e	BioDelivery Sciences International, Inc	257,541
4,816	*	Biospecifics Technologies Corp	281,303
49,716	*,e	BioTime, Inc	187,429
9,145	*,e	Blueprint Medicines Corp	183,723
10,769	*,e	Calithera Biosciences, Inc	91,967
30,689		Cambrex Corp	1,410,773
20,459	*	Cara Therapeutics Inc	289,904
11,992	*,e	Carbylan Therapeutics, Inc	43,171
82,691	*	Catalent, Inc	2,197,927
73,488	*,e	Catalyst Pharmaceuticals, Inc	232,222
97,132	*,e	Celldex Therapeutics, Inc	1,171,412
9,601	*	Cellular Biomedicine Group, Inc	201,621
31,581	*,e	Cempra, Inc	701,098
70,431	*	Cepheid, Inc	2,352,395
27,703	*,e	ChemoCentryx, Inc	193,644
7,265	*	Chiasma, Inc	165,206
45,041	*	Chimerix, Inc	1,764,706
4,675	*,e	Cidara Therapeutics, Inc	63,674
27,651	*	Clovis Oncology, Inc	2,762,611
23,003	*,e	Coherus Biosciences, Inc	640,634
6,521	*,e	Collegium Pharmaceutical, Inc	119,791
14,967	*	Concert Pharmaceuticals Inc	339,901
60,245	*,e	Corcept Therapeutics, Inc	222,304
11,355	*,e	Corium International, Inc	78,804
40,459	*,e	CorMedix, Inc	102,766
172,339	*,e	CTI BioPharma Corp	229,211
108,471	*,e	Curis, Inc	221,281
33,068	*	Cytokinetics, Inc	284,716
65,326	*,e	CytRx Corp	181,606
59,876	*,e	Depomed, Inc	1,047,830
14,939	*	Dermira, Inc	403,204
14,744	*	Dicerna Pharmaceuticals Inc	147,735
109,347	*	Durect Corp	223,068
144,099	*	Dyax Corp	3,967,045
35,999	*	Dynavax Technologies Corp	817,537
8,657	*,e	Eagle Pharmaceuticals, Inc	551,537
29,437	*	Emergent Biosolutions, Inc	946,400
16,121	*,e	Enanta Pharmaceuticals, Inc	452,839
37,543	*,e	Endocyte, Inc	192,971
29,386	*,e	Epizyme, Inc	384,663
252

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

13,139	*,e	Esperion Thereapeutics, Inc	$315,336
92,646	*,e	Exact Sciences Corp	771,741
225,417	*,e	Exelixis, Inc	1,357,010
24,047	*	Fibrocell Science, Inc	91,860
46,693	*	FibroGen, Inc	1,088,414
21,044	*	Five Prime Therapeutics, Inc	676,565
5,228	*,e	Flex Pharma, Inc	59,233
13,563	*,e	Flexion Therapeutics Inc	223,518
28,059	*,e	Fluidigm Corp	303,318
22,064	*,e	Foamix Pharmaceuticals Ltd	157,316
11,781	*,e	Foundation Medicine, Inc	264,130
173,351	*,e	Galena Biopharma, Inc	291,230
22,342	*,e	Genocea Biosciences Inc	107,018
19,018	*	Genomic Health, Inc	397,857
154,260	*,e	Geron Corp	535,282
6,696	*,e	Global Blood Therapeutics, Inc	312,234
104,795	*,e	Halozyme Therapeutics, Inc	1,640,042
32,692	*	Harvard Bioscience, Inc	96,114
29,543	*,e	Heron Therapeutics, Inc	810,069
5,541	*	Heska Corp	170,441
84,930	*,e	Idera Pharmaceuticals, Inc	234,407
21,188	*,e	Ignyta, Inc	216,965
11,037	*,e	Immune Design Corp	143,481
85,876	*	Immunogen, Inc	1,004,749
93,914	e	Immunomedics, Inc	280,803
70,263	*	Impax Laboratories, Inc	2,433,208
12,633	*	INC Research Holdings, Inc	526,922
47,844	*	Infinity Pharmaceuticals, Inc	495,185
69,960	*,e	Inovio Pharmaceuticals, Inc	442,847
60,004	*	Insmed, Inc	1,190,479
22,663	*,e	Insys Therapeutics, Inc	583,799
15,805	*	Intersect ENT, Inc	302,824
26,433	*	Intra-Cellular Therapies, Inc	1,264,819
7,081	*,e	Invitae Corp	53,957
124,952	*,e	Ironwood Pharmaceuticals, Inc	1,419,455
24,634	*,e	Karyopharm Therapeutics, Inc	328,864
103,737	*,e	Keryx Biopharmaceuticals, Inc	464,742
28,804	*,e	Kite Pharma, Inc	1,960,112
14,091	*,e	La Jolla Pharmaceutical Co	352,134
26,477	*,e	Lannett Co, Inc	1,185,375
40,501	*,e	Lexicon Pharmaceuticals, Inc	385,165
17,327	e	Ligand Pharmaceuticals, Inc (Class B)	1,565,494
43,969	*,e	Lion Biotechnologies, Inc	284,479
7,616	*,e	Loxo Oncology, Inc	178,062
41,556	*	Luminex Corp	756,319
31,201	*	MacroGenics, Inc	969,415
244,765	*,e	MannKind Corp	810,172
16,543	*	Medgenics, Inc	108,357
64,880	*	Medicines Co	2,221,491
108,636	*,e	Merrimack Pharmaceuticals, Inc	1,014,660
105,907	*,e	MiMedx Group, Inc	771,003
11,737	*	Mirati Therapeutics, Inc	415,255
253

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

60,703	*	Momenta Pharmaceuticals, Inc	$996,136
68,316	*,e	Myriad Genetics, Inc	2,757,917
14,043	*,e	NanoString Technologies, Inc	203,764
6,440	*,e	NantKwest, Inc	76,636
10,484	*,e	Natera, Inc	86,493
146,915	*,e	Navidea Biopharmceuticals, Inc	296,768
128,631	*,e	Nektar Therapeutics	1,526,850
53,101	*,e	NeoGenomics, Inc	374,362
5,394	*,e	Neos Therapeutics, Inc	76,379
84,498	*	Neurocrine Biosciences, Inc	4,148,007
20,569	*,e	NewLink Genetics Corp	787,176
4,804	*	Nivalis Therapeutics, Inc	38,528
49,075	*,e	Northwest Biotherapeutics, Inc	239,486
267,188	*,e	Novavax, Inc	1,803,519
41,420	*,e	Ocata Therapeutics, Inc	182,248
15,143	*,e	Ocular Therapeutix, Inc	130,684
36,937	*,e	Omeros Corp	462,821
16,466	*,e	OncoMed Pharmaceuticals, Inc	329,485
106,102	*,e	Oncothyreon, Inc	314,062
23,113	*	Ophthotech Corp	1,154,032
110,061	*,e	Orexigen Therapeutics, Inc	334,585
92,107	*,e	Organovo Holdings, Inc	277,242
18,769	e	Osiris Therapeutics, Inc	319,636
14,444	*,e	Otonomy, Inc	312,568
23,800	*,e	OvaScience, Inc	308,686
59,337	*,e	Pacific Biosciences of California, Inc	421,293
36,062	*,e	Pacira Pharmaceuticals, Inc	1,801,297
11,855	*	Paratek Pharmaceuticals, Inc	205,803
54,459	*	Parexel International Corp	3,437,452
163,983	e	PDL BioPharma, Inc	751,042
207,737	*,e	Peregrine Pharmaceuticals, Inc	232,665
46,713	*,e	Pernix Therapeutics Holdings, Inc	131,264
15,926	*	Pfenex, Inc	287,942
17,320		Phibro Animal Health Corp	577,795
45,534	*	Portola Pharmaceuticals, Inc	2,167,874
29,760	*,e	Pozen, Inc	174,096
19,664	*	PRA Health Sciences, Inc	689,027
51,156	*	Prestige Brands Holdings, Inc	2,507,156
67,891	*,e	Progenics Pharmaceuticals, Inc	498,320
7,545	*,e	Proteon Therapeutics, Inc	103,367
31,058	*	Prothena Corp plc	1,599,798
33,647	*,e	PTC Therapeutics, Inc	836,801
32,968	*	Radius Health, Inc	2,117,535
82,716	*	Raptor Pharmaceutical Corp	450,802
30,047	*,e	Regulus Therapeutics, Inc	199,813
33,139	*,e	Relypsa, Inc	529,893
32,054	*	Repligen Corp	1,065,475
34,838	*	Retrophin, Inc	666,451
15,263	*,e	Revance Therapeutics, Inc	597,852
86,426	*	Rigel Pharmaceuticals, Inc	219,522
13,447	*	Sage Therapeutics, Inc	675,443
21,983	*	Sagent Pharmaceuticals	369,534
254

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

68,769	*,e	Sangamo Biosciences, Inc	$484,821
41,322	*,e	Sarepta Therapeutics, Inc	994,207
48,404	*	Sciclone Pharmaceuticals, Inc	368,838
115,305	*,e	Sequenom, Inc	201,784
8,305	*,e	Seres Therapeutics, Inc	246,160
30,624	*,e	Sorrento Therapeutics, Inc	264,591
7,872	*,e	Spark Therapeutics, Inc	424,301
65,459	e	Spectrum Pharmaceuticals, Inc	341,041
15,450	*,e	Stemline Therapeutics, Inc	137,351
24,259	*	Sucampo Pharmaceuticals, Inc (Class A)	469,654
33,553	*	Supernus Pharmaceuticals, Inc	553,625
100,285	*,e	Synergy Pharmaceuticals, Inc	642,827
96,502	*,e	Synta Pharmaceuticals Corp	64,656
8,883	*,e	T2 Biosystems, Inc	98,779
40,334	*,e	Teligent, Inc	293,228
23,081	*,e	TESARO, Inc	1,049,493
35,881	*,e	Tetraphase Pharmaceuticals, Inc	324,005
34,446	*,e	TG Therapeutics, Inc	426,097
127,057	*,e	TherapeuticsMD, Inc	745,825
25,248	*,e	Theravance Biopharma, Inc	377,458
84,147	e	Theravance, Inc	738,811
62,646	*,e	Threshold Pharmaceuticals, Inc	238,681
3,064	*,e	Tobira Therapeutics, Inc	30,885
9,184	*,e	Tokai Pharmaceuticals, Inc	101,483
30,562	*	Trevena, Inc	294,006
29,211	*,e	Trovagene, Inc	125,899
38,167	*	Ultragenyx Pharmaceutical, Inc	3,791,891
40,506	*,e	Vanda Pharmaceuticals, Inc	435,034
44,410	*,e	Verastem, Inc	81,714
24,307	*,e	Versartis, Inc	251,091
14,848	*,e	Vitae Pharmaceuticals, Inc	176,394
21,820	*,e	Vital Therapies, Inc	169,541
109,188	*,e	Vivus, Inc	137,577
5,470	*,e	vTv Therapeutics, Inc	40,150
3,977	*	XBiotech, Inc	56,394
27,752	*,e	Xencor Inc	300,554
59,536	*,e	Xenoport, Inc	363,765
16,091	*	Zafgen, Inc	154,956
114,138	*,e	ZIOPHARM Oncology, Inc	1,300,032
24,312	*	Zogenix, Inc	286,638
18,142	*	ZS Pharma, Inc	1,179,411
4,796	*,e	Zynerba Pharmaceuticals, Inc	60,382
		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES	143,288,842

REAL ESTATE - 9.6%
67,364		Acadia Realty Trust	2,215,602
27,725		AG Mortgage Investment Trust	421,697
17,171		Agree Realty Corp	555,997
47,635		Alexander & Baldwin, Inc	1,797,745
2,300		Alexander’s, Inc	908,247
1,629	*	Altisource Asset Management Corp	40,073
14,162	*,e	Altisource Portfolio Solutions S.A.	379,683
255

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

55,732		Altisource Residential Corp	$801,983
36,610		American Assets Trust,Inc	1,543,478
49,859		American Capital Mortgage, Inc	723,454
35,315		American Residential Properties, Inc	585,169
104,621		Anworth Mortgage Asset Corp	499,042
56,957		Apollo Commercial Real Estate Finance, Inc	946,056
26,436		Ares Commercial Real Estate Corp	326,220
23,172		Armada Hoffler Properties, Inc	248,867
42,919		ARMOUR Residential REIT, Inc	880,698
27,326		Ashford Hospitality Prime, Inc	401,692
82,127		Ashford Hospitality Trust, Inc	565,034
11,871	*,e	AV Homes, Inc	157,172
18,364		Bluerock Residential Growth REIT, Inc	215,226
62,903		Campus Crest Communities, Inc	417,047
93,423		Capstead Mortgage Corp	901,532
47,155		CareTrust REIT, Inc	533,795
38,558		CatchMark Timber Trust Inc	422,210
83,032		Cedar Shopping Centers, Inc	580,394
234,124		Chambers Street Properties	1,657,598
37,765		Chatham Lodging Trust	864,441
58,199		Chesapeake Lodging Trust	1,602,800
109,906		Colony Financial, Inc	2,235,488
4,072		Consolidated-Tomoka Land Co	208,690
58,915		CorEnergy Infrastructure Trust, Inc	301,056
23,728		Coresite Realty	1,303,854
211,279		Cousins Properties, Inc	2,121,241
162,838		CubeSmart	4,530,153
66,012		CyrusOne, Inc	2,328,903
154,156		CYS Investments, Inc	1,190,084
87,390		DCT Industrial Trust, Inc	3,243,917
198,604		DiamondRock Hospitality Co	2,319,695
61,799		DuPont Fabros Technology, Inc	1,983,130
53,467		Dynex Capital, Inc	354,486
13,241		Easterly Government Properties, Inc	231,453
33,457		EastGroup Properties, Inc	1,878,945
47,255		Education Realty Trust, Inc	1,696,927
54,462		Entertainment Properties Trust	3,093,986
70,365		Equity One, Inc	1,870,302
152,058		FelCor Lodging Trust, Inc	1,224,067
107,995		First Industrial Realty Trust, Inc	2,341,332
65,597		First Potomac Realty Trust	773,389
32,814	*,e	Forestar Real Estate Group, Inc	464,318
84,855		Franklin Street Properties Corp	884,189
5,672	*	FRP Holdings, Inc	187,176
73,714		Geo Group, Inc	2,378,751
24,140		Getty Realty Corp	407,483
25,380		Gladstone Commercial Corp	406,334
74,589		Government Properties Income Trust	1,214,309
60,542		Gramercy Property Trust, Inc	1,373,092
4,038		Great Ajax Corp	52,211
32,397		Hannon Armstrong Sustainable Infrastructure Capital, Inc	583,470
94,339		Hatteras Financial Corp	1,349,991
256

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

102,591		Healthcare Realty Trust, Inc	$2,704,299
47,890		Hersha Hospitality Trust	1,149,839
95,131		Highwoods Properties, Inc	4,133,442
76,530		Hudson Pacific Properties	2,186,462
31,039		Independence Realty Trust, Inc	243,346
82,010		Inland Real Estate Corp	725,788
121,823		Invesco Mortgage Capital, Inc	1,467,967
120,145		Investors Real Estate Trust	975,577
83,369	*	iStar Financial, Inc	1,078,795
91,351		Kennedy-Wilson Holdings, Inc	2,239,926
82,307		Kite Realty Group Trust	2,173,728
38,822		Ladder Capital Corp	553,602
112,168		LaSalle Hotel Properties	3,298,861
200,368		Lexington Realty Trust	1,771,253
35,154		LTC Properties, Inc	1,506,349
92,296		Mack-Cali Realty Corp	2,008,361
13,574	*	Marcus & Millichap, Inc	591,419
233,266		Medical Properties Trust, Inc	2,635,906
57,617		Monmouth Real Estate Investment Corp (Class A)	599,793
162,484		Monogram Residential Trust, Inc	1,602,092
37,306		National Health Investors, Inc	2,191,354
23,890		National Storage Affiliates Trust	359,306
232,885		New Residential Investment Corp	2,824,895
87,452		New Senior Investment Group, Inc	876,269
106,701		New York Mortgage Trust, Inc	606,062
160,924		New York REIT, Inc	1,834,534
17,860		NexPoint Residential Trust, Inc	235,395
12,738		One Liberty Properties, Inc	300,107
22,189		Orchid Island Capital, Inc	197,038
82,314		Parkway Properties, Inc	1,377,113
70,657		Pebblebrook Hotel Trust	2,415,056
72,416		Pennsylvania REIT	1,627,912
72,859		Pennymac Mortgage Investment Trust	1,065,199
88,104		Physicians Realty Trust	1,407,902
42,819		Potlatch Corp	1,337,665
21,712		Preferred Apartment Communities, Inc	237,746
20,506		PS Business Parks, Inc	1,759,210
28,100		QTS Realty Trust, Inc	1,208,581
89,788		RAIT Investment Trust	435,472
77,193		Ramco-Gershenson Properties	1,296,842
10,771		Re/Max Holdings, Inc	405,744
82,219		Redwood Trust, Inc	1,091,868
32,662		Resource Capital Corp	419,380
94,615		Retail Opportunities Investment Corp	1,715,370
54,038		Rexford Industrial Realty, Inc	818,676
129,890		RLJ Lodging Trust	3,258,940
35,729		Rouse Properties, Inc	628,473
42,496		Ryman Hospitality Properties	2,235,290
63,473		Sabra Healthcare REIT, Inc	1,439,568
11,205		Saul Centers, Inc	628,264
61,858		Select Income REIT	1,249,532
41,174		Silver Bay Realty Trust Corp	667,019
257

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

35,045		Sovran Self Storage, Inc	$3,499,944
54,149	*,e	St. Joe Co	1,073,233
63,467		STAG Industrial, Inc	1,302,343
40,921		Starwood Waypoint Residential Trust	1,006,657
32,751		STORE Capital Corp	742,465
270,616	*	Strategic Hotels & Resorts, Inc	3,815,686
85,107		Summit Hotel Properties, Inc	1,113,199
46,075		Sun Communities, Inc	3,087,946
205,410		Sunstone Hotel Investors, Inc	2,970,229
13,376	*	Tejon Ranch Co	301,361
42,494		Terreno Realty Corp	951,016
23,702		UMH Properties, Inc	234,413
30,228		United Development Funding IV	519,922
12,310		Universal Health Realty Income Trust	611,684
91,610		Urban Edge Properties	2,174,821
26,960		Urstadt Biddle Properties, Inc (Class A)	541,896
70,639		Washington REIT	1,907,959
40,897		Western Asset Mortgage Capital Corp	467,044
26,674		Whitestone REIT	329,691
109,679		Xenia Hotels & Resorts, Inc	1,901,834
		TOTAL REAL ESTATE	166,077,304

RETAILING - 4.1%
24,384	*	1-800-FLOWERS.COM, Inc (Class A)	242,133
68,597	e	Abercrombie & Fitch Co (Class A)	1,453,570
193,241	e	American Eagle Outfitters, Inc	2,952,723
8,046	*	America’s Car-Mart, Inc	275,495
26,527	*	Asbury Automotive Group, Inc	2,100,938
169,157	*	Ascena Retail Group, Inc	2,253,171
31,946	*	Barnes & Noble Education, Inc	471,204
50,548		Barnes & Noble, Inc	656,619
30,027	e	Bebe Stores, Inc	33,330
17,760		Big 5 Sporting Goods Corp	162,504
49,419		Big Lots, Inc	2,278,216
11,975	*	Blue Nile, Inc	408,348
12,382	*	Boot Barn Holdings, Inc	185,730
29,981	e	Buckle, Inc	1,062,527
13,582	*	Build-A-Bear Workshop, Inc	211,336
75,214	*	Burlington Stores, Inc	3,616,289
42,710		Caleres, Inc	1,305,218
25,862		Cato Corp (Class A)	976,549
140,771		Chico’s FAS, Inc	1,945,455
20,109		Children’s Place Retail Stores, Inc	1,079,250
15,428		Citi Trends, Inc	409,922
27,369	*,e	Conn’s, Inc	519,190
15,469	*,e	Container Store Group, Inc	176,501
22,506		Core-Mark Holding Co, Inc	1,829,513
33,183		Destination XL Group, Inc	193,789
19,614	*	Etsy, Inc	213,793
57,760	*	EVINE Live, Inc	149,021
83,757		Express Parent LLC	1,616,510
13,392	*,e	Fenix Parts, Inc	105,395
258

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

44,921		Finish Line, Inc (Class A)	$836,878
53,941	*,e	Five Below, Inc	1,852,334
41,371	*	Francesca’s Holdings Corp	587,882
38,568		Fred’s, Inc (Class A)	533,395
17,826	*	FTD Cos, Inc	504,832
23,449	*	Genesco, Inc	1,469,080
23,025		Group 1 Automotive, Inc	2,002,024
61,642	e	Guess?, Inc	1,297,564
19,812		Haverty Furniture Cos, Inc	463,799
24,711	*,e	Hibbett Sports, Inc	844,128
32,111		HSN, Inc	1,986,065
16,867		Kirkland’s, Inc	387,772
16,071	*,e	Lands’ End, Inc	396,632
73,949	*	Liberty TripAdvisor Holdings, Inc	2,306,469
22,828		Lithia Motors, Inc (Class A)	2,679,779
27,676	*,e	Lumber Liquidators, Inc	382,482
24,891	*	MarineMax, Inc	393,278
20,184	*,e	Mattress Firm Holding Corp	859,233
47,573	e	Men’s Wearhouse, Inc	1,901,969
31,101		Monro Muffler, Inc	2,306,761
28,196		Nutri/System, Inc	652,173
10,226	*,e	Ollie’s Bargain Outlet Holdings, Inc	162,082
18,750	e	Outerwall, Inc	1,125,000
12,308	*,e	Overstock.com, Inc	192,743
25,493	*,e	Party City Holdco, Inc	403,554
53,609	*	PEP Boys - Manny Moe & Jack	806,279
19,786	e	PetMed Express, Inc	332,801
90,142	e	Pier 1 Imports, Inc	668,854
52,629		Rent-A-Center, Inc	967,847
32,785	*,e	Restoration Hardware Holdings, Inc	3,379,806
51,844	*	Select Comfort Corp	1,099,093
14,764		Shoe Carnival, Inc	331,747
38,523	*	Shutterfly, Inc	1,606,794
32,127		Sonic Automotive, Inc (Class A)	801,247
17,558	*	Sportsman’s Warehouse Holdings, Inc	188,924
31,143	e	Stage Stores, Inc	303,021
28,620		Stein Mart, Inc	253,573
10,728		Systemax, Inc	99,449
28,109	*,e	Tile Shop Holdings, Inc	407,862
10,913	*	Tilly’s, Inc	79,556
105,615		Travelport Worldwide Ltd	1,431,083
43,429	*	Tuesday Morning Corp	234,951
29,096	*	Vitamin Shoppe, Inc	834,764
18,328	*	VOXX International Corp (Class A)	94,572
20,147	*,e	Wayfair, Inc	851,614
17,573	*	West Marine, Inc	178,893
2,170		Winmark Corp	218,628
22,032	*,e	Zumiez, Inc	385,119
		TOTAL RETAILING	70,968,624

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 3.1%
40,359	*	Advanced Energy Industries, Inc	1,141,353

259

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

630,371	e	Advanced Micro Devices, Inc	$1,336,386
24,661	*,e	Alpha & Omega Semiconductor Ltd	218,990
31,003	*,e	Ambarella, Inc	1,532,788
100,771	*	Amkor Technology, Inc	626,796
78,351	*	Applied Micro Circuits Corp	507,714
114,808	*	Axcelis Technologies, Inc	321,462
65,818		Brooks Automation, Inc	726,631
24,292		Cabot Microelectronics Corp	1,024,394
13,374	*	Cascade Microtech, Inc	204,890
54,578	*	Cavium Networks, Inc	3,872,309
20,232	*	Ceva, Inc	472,822
16	*,m	China Energy Savings Technology, Inc	0
63,481	*	Cirrus Logic, Inc	1,957,119
24,765		Cohu, Inc	311,791
37,020	*	Diodes, Inc	847,758
20,670	*	DSP Group, Inc	208,767
136,715	*	Entegris, Inc	1,754,053
39,003	*	Exar Corp	221,927
113,550	*	Fairchild Semiconductor International, Inc	1,894,014
56,508	*	Formfactor, Inc	465,626
37,365	*	Inphi Corp	1,112,356
146,696	*	Integrated Device Technology, Inc	3,740,748
31,405		Integrated Silicon Solution, Inc	705,984
135,153		Intersil Corp (Class A)	1,831,323
24,815		IXYS Corp	309,195
68,467	*	Kopin Corp	182,807
114,367	*	Lattice Semiconductor Corp	523,801
22,971	*	MA-COM Technology Solutions	775,042
72,816	*	Mattson Technology, Inc	170,389
50,487	*	MaxLinear, Inc	656,331
93,522		Microsemi Corp	3,367,728
52,038		MKS Instruments, Inc	1,833,819
38,536		Monolithic Power Systems, Inc	2,405,417
23,076	*	Nanometrics, Inc	352,601
27,311	*	NeoPhotonics Corp Ltd	225,862
4,803		NVE Corp	284,770
56,645	*	Omnivision Technologies, Inc	1,635,341
26,317	*	PDF Solutions, Inc	277,908
21,035		Pericom Semiconductor Corp	367,061
65,322	*	Photronics, Inc	626,438
172,190	*	PMC - Sierra, Inc	2,052,505
30,313		Power Integrations, Inc	1,534,141
113,388	*,e	Rambus, Inc	1,170,164
31,230	*	Rudolph Technologies, Inc	399,432
65,071	*	Semtech Corp	1,138,742
34,576	*	Sigma Designs, Inc	304,615
43,241	*	Silicon Laboratories, Inc	2,160,753
51,290		Tessera Technologies, Inc	1,793,611
32,683	*	Ultra Clean Holdings	159,493
26,957	*	Ultratech, Inc	421,338
39,531	*	Veeco Instruments, Inc	712,349
55,509	*	Xcerra Corp	385,232
		TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT	53,264,886
260

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

SOFTWARE & SERVICES - 9.4%
10,176	*,e,m	6D Global Technologies, Inc	$14,755
36,452	*	A10 Networks, Inc	261,725
114,871	*	ACI Worldwide, Inc	2,751,160
39,588	*	Actua Corp	548,294
79,039	*	Acxiom Corp	1,748,343
7,921	*,e	Alarm.com Holdings, Inc	100,201
16,648	*,e	Amber Road, Inc	66,925
24,391		American Software, Inc (Class A)	249,520
42,743	*,e	Angie’s List, Inc	330,403
4,727	*,e	Apigee Corp	45,616
5,643	*,e	Appfolio, Inc	98,809
83,865	*	Aspen Technology, Inc	3,471,172
40,417	*	AVG Technologies NV	957,883
67,576	*	Bankrate, Inc	802,127
9,163	*,e	Barracuda Networks, Inc	175,746
59,500	*,e	Bazaarvoice, Inc	263,585
7,688	*,e	Benefitfocus, Inc	245,708
45,839		Blackbaud, Inc	2,873,647
53,648	*	Blackhawk Network Holdings, Inc	2,284,332
39,857		Blucora, Inc	390,599
39,880	*	Bottomline Technologies, Inc	1,103,878
12,585	*	Box, Inc	157,061
31,734	*	Brightcove, Inc	196,751
28,788	*	BroadSoft, Inc	920,352
23,580	*	CACI International, Inc (Class A)	2,288,203
54,779	*	Callidus Software, Inc	951,511
17,791	*	Carbonite, Inc	180,045
43,926	*	Cardtronics, Inc	1,515,447
18,583	*,e	Care.com, Inc	111,684
11,341		Cass Information Systems, Inc	591,547
21,208	*	ChannelAdvisor Corp	184,934
77,067	*	Ciber, Inc	275,129
32,386	*,e	Cimpress NV	2,555,255
841	*,e	Code Rebel Corp	4,180
45,974	*	Commvault Systems, Inc	1,862,866
33,636	*	comScore, Inc	1,438,948
31,613	*	Constant Contact, Inc	825,099
96,407		Convergys Corp	2,474,768
53,315	*	Cornerstone OnDemand, Inc	1,679,422
31,942		CSG Systems International, Inc	1,070,696
22,954	*	Cvent, Inc	725,576
20,219	*	Datalink Corp	147,599
33,185	*,e	Demandware, Inc	1,881,589
42,638	*	DHI Group, Inc	385,874
7,483	*,e	Digimarc Corp	168,068
47,454	*,e	Digital Turbine, Inc	78,774
100,625		EarthLink Holdings Corp	860,344
26,154	e	Ebix, Inc	725,250
28,816	*	Ellie Mae, Inc	2,102,992
261

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

58,654	*,e	Endurance International Group Holdings, Inc	$781,858
26,484	*,e	EnerNOC, Inc	207,635
35,010	*,e	Envestnet, Inc	1,045,399
48,075	*	EPAM Systems, Inc	3,718,601
31,782		EPIQ Systems, Inc	438,592
5,465		ePlus, Inc	461,355
51,207	*	Euronet Worldwide, Inc	4,108,850
64,178	*	Everi Holdings, Inc	300,353
67,648		EVERTEC, Inc	1,233,899
20,583	*	Everyday Health, Inc	193,480
32,674	*	ExlService Holdings, Inc	1,446,151
30,403		Fair Isaac Corp	2,808,325
23,015	*	Five9, Inc	99,655
37,446	*,e	FleetMatics Group plc	2,084,244
12,050		Forrester Research, Inc	388,853
27,423	*	Gigamon, Inc	719,305
15,596	*,e	Globant S.A.	539,154
120,650	*,e	Glu Mobile, Inc	497,078
56,295	*,e	Gogo, Inc	795,448
74,716	*,e	GrubHub, Inc	1,791,690
23,830	*	GTT Communications, Inc	446,098
18,586	*,e	Guidance Software, Inc	104,825
69,226	*	Guidewire Software, Inc	4,031,030
23,423		Hackett Group, Inc	348,534
35,745		Heartland Payment Systems, Inc	2,645,130
7,285	*,e	Hortonworks, Inc	141,766
18,802	*	HubSpot, Inc	975,448
26,478	*	Imperva, Inc	1,869,876
55,267	*	Infoblox, Inc	901,405
18,441	*	Interactive Intelligence, Inc	596,382
54,269	*	Internap Network Services Corp	366,858
47,653		j2 Global, Inc	3,695,490
45,109	*,e	Jive Software, Inc	219,681
25,815	*	Knot, Inc	390,581
59,233	*	Limelight Networks, Inc	120,835
61,565	*	Lionbridge Technologies	331,835
24,779	*	Liquidity Services, Inc	202,940
55,081	*	Liveperson, Inc	429,632
24,022	*	LogMeIn, Inc	1,618,122
17,795	*	Luxoft Holding, Inc	1,185,859
72,951	*	Manhattan Associates, Inc	5,314,480
23,335		Mantech International Corp (Class A)	674,381
31,255		Marchex, Inc (Class B)	135,022
29,240	*,e	Marin Software, Inc	104,679
33,927	*,e	Marketo, Inc	998,472
64,163		MAXIMUS, Inc	4,375,917
97,542		Mentor Graphics Corp	2,653,142
9,061	*	MicroStrategy, Inc (Class A)	1,559,126
7,124	*,e	MINDBODY, Inc	111,419
37,621	*,e	MobileIron, Inc	145,217
20,384	*	Model N, Inc	205,878
35,712	e	ModusLink Global Solutions, Inc	103,208
262

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

28,615	*	MoneyGram International, Inc	$289,298
41,607		Monotype Imaging Holdings, Inc	1,137,535
90,465	*	Monster Worldwide, Inc	567,216
54,823	*,e	NeuStar, Inc (Class A)	1,490,637
5,567	*	New Relic, Inc	220,732
66,516		NIC, Inc	1,261,809
25,440	*,e	OPOWER, Inc	245,496
10,334	*,e	Park City Group, Inc	120,391
31,738	*,e	Paycom Software, Inc	1,206,361
15,126	*	Paylocity Holding Corp	507,780
34,892		Pegasystems, Inc	973,138
35,004	*	Perficient, Inc	585,267
11,782	*,e	PFSweb, Inc	188,748
53,031	*	Progress Software Corp	1,287,593
38,558	*,e	Proofpoint, Inc	2,716,026
23,264	*	PROS Holdings, Inc	558,801
19,012	*	Q2 Holdings, Inc	468,646
9,874		QAD, Inc (Class A)	252,182
89,789	*	QLIK Technologies, Inc	2,816,681
24,909	*	Qualys, Inc	879,786
34,576	*	QuinStreet, Inc	191,897
61,733	*,e	Quotient Technology, Inc	342,001
7,981	*,e	Rapid7, Inc	164,089
21,714		RealNetworks, Inc	84,250
55,187	*	RealPage, Inc	932,660
8,341		Reis, Inc	203,020
37,244	*	RetailMeNot, Inc	327,375
53,590	*	RingCentral, Inc	991,415
28,763	*,e	Rocket Fuel, Inc	132,310
87,258	*	Rovi Corp	798,411
25,016	*	Rubicon Project, Inc	379,243
23,257		Sapiens International Corp NV	274,665
47,478		Science Applications International Corp	2,177,341
26,858	*	Sciquest, Inc	318,536
32,419	*	Seachange International, Inc	209,751
57,465	*	ServiceSource International LLC	245,376
20,327	*,e	Shutterstock, Inc	578,913
35,655	*,e	Silver Spring Networks, Inc	467,437
16,283	*	SPS Commerce, Inc	1,169,445
14,260		Stamps.com, Inc	1,078,199
38,163	*	Sykes Enterprises, Inc	1,106,727
38,213	*	Synchronoss Technologies, Inc	1,344,333
31,533	*	Syntel, Inc	1,483,312
39,161	*	TA Indigo Holding Corp	342,659
83,418		Take-Two Interactive Software, Inc	2,769,478
38,022	*	Tangoe, Inc	314,822
18,841	*	TechTarget, Inc	175,787
48,794	*	TeleCommunication Systems, Inc (Class A)	199,567
28,892	*	TeleNav, Inc	208,022
16,394		TeleTech Holdings, Inc	477,065
19,230	*,e	Textura Corp	564,593
94,668	*	TiVo, Inc	859,585
263

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

7,507	*	Travelzoo, Inc	$67,113
49,976	*,e	TrueCar, Inc	306,853
15,952	*,e	TubeMogul, Inc	190,626
33,279		Tyler Technologies, Inc	5,669,411
49,932	*,e	Unisys Corp	669,089
14,227	*	United Online, Inc	166,171
8,703	*,e	Varonis Systems, Inc	138,987
29,509	*,e	Vasco Data Security International	560,966
61,527	*	Verint Systems, Inc	2,927,455
44,279	e	VirnetX Holding Corp	168,260
28,901	*	Virtusa Corp	1,659,784
36,860	*,e	WebMD Health Corp (Class A)	1,498,728
43,761	*	Website Pros, Inc	1,027,071
18,222	*	Wix.com Ltd	403,071
7,011	*,e	Workiva, Inc	116,242
8,077	*	Xactly Corp	75,116
31,693	*	Xoom Corp	790,423
22,155	*	Xura, Inc	573,371
17,484	*	Yodlee, Inc	293,382
53,523	*,e	Zendesk, Inc	1,076,883
56,021		Zix Corp	290,189
		TOTAL SOFTWARE & SERVICES	163,163,183

TECHNOLOGY HARDWARE & EQUIPMENT - 5.0%
51,975		Adtran, Inc	807,172
22,655	*,e	Aerohive Networks, Inc	152,695
15,013	*	Agilysys, Inc	170,698
14,194		Alliance Fiber Optic Products, Inc	193,180
29,060	*	Anixter International, Inc	1,992,935
17,493	*,e	Applied Optoelectronics, Inc	360,706
31,524	*,e	Avid Technology, Inc	266,378
45,226		AVX Corp	610,551
15,328	e	Badger Meter, Inc	928,570
9,564		Bel Fuse, Inc (Class B)	172,439
41,600		Belden CDT, Inc	2,663,648
51,061	*	Benchmark Electronics, Inc	1,009,987
13,636		Black Box Corp	166,496
35,292	*	CalAmp Corp	669,136
43,314	*	Calix Networks, Inc	302,765
41,018		Checkpoint Systems, Inc	306,815
121,386	*	Ciena Corp	2,930,258
10,845	*,e	Clearfield, Inc	152,155
24,245		Coherent, Inc	1,314,079
15,632		Comtech Telecommunications Corp	377,669
20,292	*,e	Control4 Corp	132,710
39,917	*	Cray, Inc	1,182,741
32,766		CTS Corp	595,686
36,739		Daktronics, Inc	356,368
64,848		Diebold, Inc	2,390,946
24,046	*	Digi International, Inc	310,193
17,639	*	DTS, Inc	524,937
21,022	*	Eastman Kodak Co	263,195
264

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

11,875		Electro Rent Corp	$123,262
45,703	*	Electronics for Imaging, Inc	2,122,447
24,144	*	EMCORE Corp	165,145
101,739	*	Extreme Networks, Inc	365,243
34,526		Fabrinet	748,178
16,942	*	FARO Technologies, Inc	572,470
40,851		FEI Co	2,949,034
102,759	*	Finisar Corp	1,168,370
33,593	*	GSI Group, Inc	453,841
86,866	*	Harmonic, Inc	500,348
51,183	*	II-VI, Inc	927,436
33,579	*	Imation Corp	67,830
27,393	*	Immersion Corp	355,561
130,944	*,e	Infinera Corp	2,587,453
37,787	*	Insight Enterprises, Inc	959,790
35,175		InterDigital, Inc	1,784,780
76,838	*,e	InvenSense, Inc	915,909
38,676	*	Itron, Inc	1,420,569
59,314	*	Ixia	854,715
28,451	*	Kimball Electronics, Inc	324,057
86,052	*,e	Knowles Corp	1,433,626
16,067	*	KVH Industries, Inc	157,457
22,009		Littelfuse, Inc	2,199,359
33,392	*	Mercury Computer Systems, Inc	573,007
2,814	e	Mesa Laboratories, Inc	314,746
38,340		Methode Electronics, Inc	1,277,872
15,749		MTS Systems Corp	1,039,906
9,272	*	Multi-Fineline Electronix, Inc	172,274
33,799	*	Netgear, Inc	1,399,279
92,400	*	Netscout Systems, Inc	3,314,388
39,077	*	Newport Corp	590,453
50,251	*,e	Nimble Storage, Inc	1,135,673
36,678	*	Novatel Wireless, Inc	78,858
98,029	*	Oclaro, Inc	287,225
19,328	*	OSI Systems, Inc	1,665,687
20,087		Park Electrochemical Corp	328,222
9,596		PC Connection, Inc	223,011
34,496		Plantronics, Inc	1,849,676
32,779	*	Plexus Corp	1,134,809
131,643	*	Polycom, Inc	1,814,041
85,067	*	QLogic Corp	1,054,831
209,644	*	Quantum Corp	176,101
40,892	*	RealD, Inc	415,872
27,502	*	Rofin-Sinar Technologies, Inc	796,458
18,170	*	Rogers Corp	845,268
75,224	*	Ruckus Wireless, Inc	848,527
80,598	*	Sanmina Corp	1,665,961
27,926	*	Scansource, Inc	963,726
63,337	*	ShoreTel, Inc	597,901
34,136	*,e	Silicon Graphics International Corp	149,174
51,488	*	Sonus Networks, Inc	340,336
50,371	*,e	Stratasys Ltd	1,284,460
265

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

35,991	*	Super Micro Computer, Inc	$1,015,306
36,515	*	Synaptics, Inc	3,107,061
28,048		SYNNEX Corp	2,480,565
36,080	*	Tech Data Corp	2,626,263
57,840	*	TTM Technologies, Inc	422,232
30,361	*,e	Ubiquiti Networks, Inc	885,934
39,898	*	Universal Display Corp	1,368,900
41,924	*,e	Viasat, Inc	2,765,307
101,689	*,e	Violin Memory, Inc	163,719
133,557	e	Vishay Intertechnology, Inc	1,415,704
12,081	*	Vishay Precision Group, Inc	141,710
		TOTAL TECHNOLOGY HARDWARE & EQUIPMENT	87,192,431

TELECOMMUNICATION SERVICES - 0.9%
85,994	*	8x8, Inc	916,696
9,992		Atlantic Tele-Network, Inc	763,589
35,687	*	Boingo Wireless, Inc	275,861
211,103	*	Cincinnati Bell, Inc	795,858
46,931		Cogent Communications Group, Inc	1,441,720
51,721		Consolidated Communications Holdings, Inc	1,143,034
20,369	*,e	Fairpoint Communications, Inc	326,719
34,532	*	General Communication, Inc (Class A)	703,244
475,841	*,e	Globalstar, Inc	856,514
10,932	*	Hawaiian Telcom Holdco, Inc	249,468
16,347		IDT Corp (Class B)	211,694
59,820	*,e	inContact, Inc	532,398
33,235		Inteliquent, Inc	688,629
27,375	*,e	Intelsat S.A.	181,222
80,350	*,e	Iridium Communications, Inc	659,673
22,137		Lumos Networks Corp	286,896
16,690	*	NTELOS Holdings Corp	153,381
57,661	*	Orbcomm, Inc	342,506
12,678	*,e	Pacific DataVision, Inc	355,238
45,377	*	Premiere Global Services, Inc	620,757
24,281		Shenandoah Telecom Co	1,136,108
20,651		Spok Holdings, Inc	372,338
9,738	*,e	Straight Path Communications, Inc	301,878
68	*,m	Touch America Holdings, Inc	0
185,701	*	Vonage Holdings Corp	1,127,205
102,001	e	Windstream Holdings, Inc	664,027
		TOTAL TELECOMMUNICATION SERVICES	15,106,653

TRANSPORTATION - 1.6%
51,328	*	Air Transport Services Group, Inc	502,501
13,255		Allegiant Travel Co	2,617,200
25,630		Arkansas Best Corp	663,817
24,398	*	Atlas Air Worldwide Holdings, Inc	1,006,174
26,683		Celadon Group, Inc	386,370
11,427	*	Covenant Transportation Group, Inc	220,541
21,729	*,e	Eagle Bulk Shipping, Inc	132,547
28,944	*	Echo Global Logistics, Inc	688,578
31,774		Forward Air Corp	1,441,269
266

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

65,976	e	Golden Ocean Group Ltd (Oslo)	$129,973
47,527	*	Hawaiian Holdings, Inc	1,649,187
52,720	e	Heartland Express, Inc	992,718
37,089	*	Hub Group, Inc (Class A)	1,482,818
61,355		Knight Transportation, Inc	1,559,644
24,395		Marten Transport Ltd	399,834
42,395		Matson, Inc	1,942,963
79,459	e	Navios Maritime Holdings, Inc	167,658
3,157		PAM Transportation Services, Inc	112,736
8,589		Park-Ohio Holdings Corp	296,320
32,201	*	Radiant Logistics, Inc	127,838
50,000	*	Republic Airways Holdings, Inc	288,000
27,977	*	Roadrunner Transportation Services Holdings, Inc	297,675
37,425		Safe Bulkers, Inc	115,269
24,857	*	Saia, Inc	586,874
350,632	*	Scorpio Bulkers, Inc	490,885
52,542		Skywest, Inc	1,000,400
87,071	*	Swift Transportation Co, Inc	1,360,920
8,612	e	Universal Truckload Services, Inc	137,620
9,571	*	USA Truck, Inc	174,001
90,508		UTI Worldwide, Inc	645,322
25,381	*,e	Virgin America, Inc	903,817
43,292		Werner Enterprises, Inc	1,145,506
61,179	*	Wesco Aircraft Holdings, Inc	762,290
71,487	*,e	XPO Logistics, Inc	1,984,479
32,486	*	YRC Worldwide, Inc	593,194
		TOTAL TRANSPORTATION	27,006,938

UTILITIES - 3.8%
48,014	e	Abengoa Yield plc	889,699
48,086		Allete, Inc	2,414,398
39,439		American States Water Co	1,607,139
9,160		Artesian Resources Corp	223,138
119,644	e	Atlantic Power Corp	244,074
60,707		Avista Corp	2,054,932
43,716		Black Hills Corp	2,001,319
46,688		California Water Service Group	1,043,944
14,512		Chesapeake Utilities Corp	757,672
61,431		Cleco Corp	3,255,843
10,866		Connecticut Water Service, Inc	399,977
14,359	e	Consolidated Water Co, Inc	158,954
126,892	*	Dynegy, Inc	2,465,512
39,375		El Paso Electric Co	1,522,631
42,530		Empire District Electric Co	959,052
12,088	e	Genie Energy Ltd	137,078
49,112		Idacorp, Inc	3,283,137
42,251		Laclede Group, Inc	2,474,641
36,542		MGE Energy, Inc	1,508,088
18,365		Middlesex Water Co	473,266
83,443		New Jersey Resources Corp	2,643,474
29,107		Northwest Natural Gas Co	1,390,441
45,892		NorthWestern Corp	2,486,887
267

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

36,598	e	NRG Yield, Inc (Class A)	$502,491
61,936	e	NRG Yield, Inc (Class C)	894,356
51,291		ONE Gas, Inc	2,505,052
39,130	e	Ormat Technologies, Inc	1,475,984
38,927		Otter Tail Corp	1,068,157
53,520	e	Pattern Energy Group, Inc	1,251,833
78,220		Piedmont Natural Gas Co, Inc	4,482,788
78,669		PNM Resources, Inc	2,212,172
85,558		Portland General Electric Co	3,172,491
15,647		SJW Corp	496,479
66,722		South Jersey Industries, Inc	1,768,800
45,695		Southwest Gas Corp	2,808,415
2,797	e	Spark Energy, Inc	47,437
81,665	*	Talen Energy Corp	708,852
42,097	*	TerraForm Global, Inc	321,200
55,205		UIL Holdings Corp	2,814,903
13,231		Unitil Corp	469,304
20,056	*,e	Vivint Solar, Inc	237,262
47,098		WGL Holdings, Inc	2,930,909
14,285		York Water Co	331,126
		TOTAL UTILITIES	64,895,307

		TOTAL COMMON STOCKS	1,716,737,059
		(Cost $1,410,730,421)

RIGHTS / WARRANTS - 0.0%
ENERGY - 0.0%
16,387	e,m	Magnum Hunter Resources Corp	0
		TOTAL ENERGY	0

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 0.0%
8,325	m	Forest Laboratories, Inc CVR	7,909
6,861	m	Furiex Pharmaceuticals, Inc	67,032
5,149	m	Omthera Pharmaceuticals, Inc	3,090
34,794	e,m	Trius Therapeutics, Inc	4,523
		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES	82,554

SOFTWARE & SERVICES - 0.0%
17,421	m	Gerber Scientific, Inc	0
		TOTAL SOFTWARE & SERVICES	0

TELECOMMUNICATION SERVICES - 0.0%
55,538	m	Leap Wireless International, Inc	139,956
		TOTAL TELECOMMUNICATION SERVICES	139,956

		TOTAL RIGHTS / WARRANTS	222,510
		(Cost $207,424)
268

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

SHORT-TERM INVESTMENTS - 15.4%

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 15.4%
264,957,247	a,c	TIAA-CREF Short Term Lending Portfolio of the State Street Navigator Securities Lending Trust	$264,957,247
		TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES	264,957,247
		TOTAL SHORT-TERM INVESTMENTS	264,957,247
		(Cost $264,957,247)

		TOTAL INVESTMENTS - 114.9%	1,981,916,816
		(Cost $1,675,895,092)
		OTHER ASSETS & LIABILITIES, NET - (14.9)%	(257,121,062)
		NET ASSETS - 100.0%	$1,724,795,754

Abbreviation(s):
REIT Real Estate Investment Trust

*	Non-income producing
a	Affiliated holding
c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $255,843,237.
m	Indicates a security that has been deemed illiquid.
269

TIAA-CREF FUNDS - Emerging Markets Equity Index Fund

TIAA-CREF FUNDS

EMERGING MARKETS EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS

October 31, 2015

SHARES		COMPANY	VALUE

COMMON STOCKS - 99.7%

BRAZIL - 5.6%
35,558		AES Tiete S.A.	$127,365
1,525,851		AMBEV S.A.	7,550,191
30,400		B2W Companhia Global Do Varejo	114,819
243,596		Banco Bradesco S.A.	1,481,402
814,396		Banco Bradesco S.A. (Preference)	4,436,695
276,586		Banco do Brasil S.A.	1,146,216
44,068		Banco do Estado do Rio Grande do Sul	68,472
980,479		Banco Itau Holding Financeira S.A.	6,733,942
132,639		Banco Santander Brasil S.A.	475,716
226,900		BB Seguridade Participacoes S.A.	1,563,661
559,374		BM&F Bovespa S.A.	1,653,950
119,900		BR Malls Participacoes S.A.	347,895
40,115		Braskem S.A.	226,445
212,256		BRF S.A.	3,305,704
73,992		Centrais Eletricas Brasileiras S.A. (Preference)	180,787
70,141		CETIP S.A.-Balcao Organizado de Ativos e Derivativos	620,459
51,857		Cia Brasileira de Distribuicao Grupo Pao de Acucar	682,365
283,956		Cia de Concessoes Rodoviarias	892,173
105,300		Cia de Saneamento Basico do Estado de Sao Paulo	456,920
232,291		Cia Energetica de Minas Gerais	431,107
65,820		Cia Energetica de Sao Paulo (Class B)	276,269
30,795		Cia Paranaense de Energia	259,280
172,530		Cia Siderurgica Nacional S.A.	194,040
274,466		Cielo S.A.	2,605,411
85,236		Cosan SA Industria e Comercio	545,859
59,685	*	CPFL Energia S.A.	239,514
68,905		Cyrela Brazil Realty S.A.	160,036
47,328		EcoRodovias Infraestrutura e Logistica S.A.	72,974
73,700		EDP - Energias do Brasil S.A.	215,417
215,379		Empresa Brasileira de Aeronautica S.A.	1,578,676
59,100		Equatorial Energia S.A.	526,818
83,500		Estacio Participacoes S.A.	334,825
80,663		Fibria Celulose S.A.	1,100,770
268,775		Gerdau S.A. (Preference)	378,032
102,482		Hypermarcas S.A.	464,825
240,164		JBS S.A.	886,619
111,120		Klabin S.A.	631,628
445,096		Kroton Educacional S.A.	1,137,269
46,791		Localiza Rent A Car	315,604
38,175		Lojas Americanas S.A.	115,766
156,421		Lojas Americanas S.A.(Preference)	678,015
206,450		Lojas Renner S.A.	990,446
9,100		M Dias Branco S.A.	164,955
20,400		Multiplan Empreendimentos Imobiliarios S.A.	222,422

270

TIAA-CREF FUNDS - Emerging Markets Equity Index Fund

SHARES		COMPANY	VALUE

52,092		Natura Cosmeticos S.A.	$309,134
82,453		Odontoprev S.A.	211,165
991,272	*	Petroleo Brasileiro S.A.	2,408,019
1,285,446	*	Petroleo Brasileiro S.A. (Preference)	2,567,761
36,381		Porto Seguro S.A.	304,912
64,300		Qualicorp S.A.	270,026
70,300		Raia Drogasil S.A.	728,752
78,720		Satipel Industrial S.A.	130,594
52,505		Sul America SA	257,608
110,800		Suzano Papel e Celulose S.A.	475,194
127,021	*	Telefonica Brasil S.A.	1,315,625
273,166		Tim Participacoes S.A.	597,839
42,000		Totvus S.A.	372,111
49,000		Tractebel Energia S.A.	430,098
37,400		Transmissora Alianca de Energia Eletrica S.A.	192,884
123,880		Ultrapar Participacoes S.A.	2,150,821
127,217		Usinas Siderurgicas de Minas Gerais S.A. (Preference)	91,628
414,900		Vale S.A.	1,834,696
622,273		Vale S.A. (Preference)	2,263,675
37,000		Via Varejo S.A.	40,772
183,540	*	Weg S.A.	684,796
		TOTAL BRAZIL	64,229,864

CHILE - 1.2%
775,256		AES Gener S.A.	372,735
795,163		Aguas Andinas S.A.	418,169
7,545,597		Banco de Chile	799,464
9,224		Banco de Credito e Inversiones	376,099
20,357,401		Banco Santander Chile S.A.	966,428
418,630		Centros Comerciales Sudamericanos S.A.	919,103
47,379		Cia Cervecerias Unidas S.A.	568,336
2,511,486		Colbun S.A.	666,158
45,288,821		CorpBanca S.A.	412,449
75,287		Embotelladora Andina S.A.	276,087
1,056,890		Empresa Nacional de Electricidad S.A.	1,324,081
35,162		Empresa Nacional de Telecomunicaciones S.A.	325,267
392,517		Empresas CMPC S.A.	968,876
176,710		Empresas COPEC S.A.	1,655,460
6,331,876		Enersis S.A.	1,670,341
87,032		Lan Airlines S.A.	464,918
159,575		SACI Falabella	1,069,917
31,030		Sociedad Quimica y Minera de Chile S.A. (Class B)	597,631
193,359		Sonda S.A.	310,722
106,834		Vina Concha y Toro S.A.	181,721
		TOTAL CHILE	14,343,962

CHINA - 22.5%
243,500		AAC Technologies Holdings, Inc	1,544,224
7,861,000		Agricultural Bank of China	3,214,446
598,000		Air China Ltd	576,002
810,000	e	Alibaba Health Information Technology Ltd	644,778
1,512,000	e	Aluminum Corp of China Ltd	486,990
271

TIAA-CREF FUNDS - Emerging Markets Equity Index Fund

SHARES		COMPANY	VALUE

408,500		Anhui Conch Cement Co Ltd	$1,246,455
341,000		Anta Sports Products Ltd	953,889
732,000		AviChina Industry & Technology Co	596,545
25,928,000		Bank of China Ltd	12,226,641
2,968,500		Bank of Communications Co Ltd	2,189,562
453,500		BBMG Corp	317,802
548,000		Beijing Capital International Airport Co Ltd	586,551
178,500		Beijing Enterprises Holdings Ltd	1,126,825
1,498,000		Beijing Enterprises Water Group Ltd	1,186,448
1,551,000		Belle International Holdings Ltd	1,505,457
1,010,000	e	Brilliance China Automotive Holdings Ltd	1,400,509
212,000	*,e	Byd Co Ltd	1,318,154
2,985,000	g	CGN Power Co Ltd	1,232,318
783,700	*,e	China Agri-Industries Holdings Ltd	287,710
3,027,000		China Cinda Asset Management Co Ltd	1,176,885
2,834,600	*	China Citic Bank	1,833,064
1,288,000	e	China Coal Energy Co	551,219
1,468,000		China Communications Construction Co Ltd	2,026,114
988,400		China Communications Services Corp Ltd	396,498
462,000	e	China Conch Venture Holdings Ltd	1,053,103
27,353,350		China Construction Bank	19,824,502
932,000	*,e,m	China COSCO Holdings Co Ltd	594,029
1,278,000		China Everbright Bank Co Ltd	626,299
809,000		China Everbright International Ltd	1,302,791
300,000		China Everbright Ltd	706,063
1,071,500	e	China Galaxy Securities Co Ltd	927,440
2,183,000	e	China Huishan Dairy Holdings Co Ltd	828,986
536,224	*	China Insurance International Holdings Co Ltd	1,683,570
165,900		China International Marine Containers Group Co Ltd	294,333
2,425,000		China Life Insurance Co Ltd	8,744,749
1,099,000		China Longyuan Power Group Corp	1,004,756
406,000		China Medical System Holdings Ltd	557,666
928,000		China Mengniu Dairy Co Ltd	1,797,539
1,513,500		China Merchants Bank Co Ltd	3,951,621
401,268		China Merchants Holdings International Co Ltd	1,332,609
2,011,800		China Minsheng Banking Corp Ltd	2,021,771
1,987,500		China Mobile Hong Kong Ltd	23,829,897
1,028,000		China National Building Material Co Ltd	638,714
714,000	e	China Oilfield Services Ltd	795,453
1,296,000		China Overseas Land & Investment Ltd	4,185,907
871,600		China Pacific Insurance Group Co Ltd	3,471,928
1,127,000		China Power International Development Ltd	708,242
671,500		China Railway Construction Corp	1,003,748
1,343,000		China Railway Group Ltd	1,265,084
390,677		China Resources Enterprise	737,664
308,000		China Resources Gas Group Ltd	844,858
919,555		China Resources Land Ltd	2,389,544
652,000		China Resources Power Holdings Co	1,474,933
1,170,500		China Shenhua Energy Co Ltd	1,969,396
1,285,000	*,e,m	China Shipping Container Lines Co Ltd	386,714
574,000		China Southern Airlines Co Ltd	488,047
626,000		China State Construction International Holdings Ltd	949,892
4,600,000		China Telecom Corp Ltd	2,399,460
272

TIAA-CREF FUNDS - Emerging Markets Equity Index Fund

SHARES		COMPANY	VALUE

1,986,000		China Unicom Ltd	$2,420,314
452,800		China Vanke Co Ltd	1,056,674
270,600		Chongqing Changan Automobile Co Ltd	498,025
870,000		Chongqing Rural Commercial Bank	546,382
1,465,000	e	CITIC Ltd	2,731,459
730,000	e	CITIC Securities Co Ltd	1,573,020
6,028,000		CNOOC Ltd	6,808,696
576,981	m	COSCO Pacific Ltd	746,444
1,975,675	e	Country Garden Holdings Co Ltd	750,429
1,404,000		CSPC Pharmaceutical Group Ltd	1,307,189
196,300	g	Dalian Wanda Commercial Properties Co Ltd	1,310,140
1,066,000		Datang International Power Generation Co Ltd	392,320
926,000		Dongfeng Motor Group Co Ltd	1,329,181
256,000		ENN Energy Holdings Ltd	1,466,532
1,827,000	e	Evergrande Real Estate Group	1,397,168
650,000		Far East Horizon Ltd	540,654
770,952	e	Fosun International	1,403,894
1,250,000	e	Franshion Properties China Ltd	344,282
1,780,000		Geely Automobile Holdings Ltd	949,217
354,000	*	GF Securities Co Ltd	698,962
3,705,668	e	GOME Electrical Appliances Holdings Ltd	677,135
988,500	e	Great Wall Motor Co Ltd	1,200,398
972,000		Guangdong Investments Ltd	1,366,982
792,000		Guangzhou Automobile Group Co Ltd	692,513
382,000	e	Guangzhou R&F Properties Co Ltd	379,118
208,000		Haitian International Holdings Ltd	363,937
1,081,200	e	Haitong Securities Co Ltd	1,881,176
247,000		Hengan International Group Co Ltd	2,667,211
590,000		Huadian Power International Co	431,385
1,200,000		Huaneng Power International, Inc	1,299,168
1,424,000		Huaneng Renewables Corp Ltd	442,227
296,600	*,g	Huatai Securities Co Ltd	673,009
24,039,000		Industrial & Commercial Bank of China	15,248,060
587,817		Inner Mongolia Yitai Coal Co	492,592
492,000		Jiangsu Express	665,228
518,000		Jiangxi Copper Co Ltd	682,168
282,000	e	Kingsoft Corp Ltd	638,130
2,212,000	e	Lenovo Group Ltd	2,055,250
520,000	e	Longfor Properties Co Ltd	696,721
476,000	*	Luye Pharma Group Ltd	468,074
264,300		New China Life insurance Co Ltd	1,163,818
2,200,000		People’s Insurance Co Group of China Ltd	1,177,396
1,155,055		PICC Property & Casualty Co Ltd	2,620,900
1,699,500		Ping An Insurance Group Co of China Ltd	9,539,715
8,945,000	*	Semiconductor Manufacturing International	828,662
684,000		Shandong Weigao Group Medical Polymer Co Ltd	472,278
904,000	e,m	Shanghai Electric Group Co Ltd	561,020
145,000		Shanghai Fosun Pharmaceutical Group Co Ltd	471,099
201,000		Shanghai Industrial Holdings Ltd	528,890
247,600		Shanghai Pharmaceuticals Holding Co Ltd	571,104
273

TIAA-CREF FUNDS - Emerging Markets Equity Index Fund

SHARES		COMPANY	VALUE

192,000		Shenzhou International Group Holdings Ltd	$946,170
1,339,649	e	Shui On Land Ltd	368,601
1,172,000	m	Sihuan Pharmaceutical Holdings	332,142
1,194,471		Sino-Ocean Land Holdings Ltd	694,246
403,000		Sinopec Engineering Group Co Ltd	346,936
1,190,000	*	Sinopec Shanghai Petrochemical Co Ltd	493,937
405,200		Sinopharm Group Co	1,669,875
576,000		Sinotrans Ltd	312,773
863,500	e	Soho China Ltd	444,068
558,000		Sunac China Holdings Ltd	342,213
1,665,900		Tencent Holdings Ltd	31,401,167
674,000		Tingyi Cayman Islands Holding Corp	1,153,914
130,000	e	Tsingtao Brewery Co Ltd	620,554
1,999,000	e	Want Want China Holdings Ltd	1,661,381
326,400		Weichai Power Co Ltd	346,106
1,040,000	e	Yanzhou Coal Mining Co Ltd	499,355
2,610,160		Yuexiul Property Co Ltd	449,704
520,000		Zhejiang Expressway Co Ltd	639,261
1,434,050	*,e	Zhuzhou CRRC Times Electric Co., Ltd	1,822,989
174,000		Zhuzhou CSR Times Electric Co Ltd	1,126,379
2,154,000		Zijin Mining Group Co Ltd	576,243
279,864		ZTE Corp	673,938
		TOTAL CHINA	259,564,692

COLOMBIA - 0.6%
63,728		Almacenes Exito S.A.	287,293
30,183		Banco Davivienda S.A.	248,174
137,235		BanColombia S.A. (Preference)	1,189,970
121,145		Cementos Argos S.A.	401,447
24,532		Corp Financiera Colombiana S.A.	320,432
228	*,m	Corp Financiera Colombiana S.A. (No-Div)	2,974
2,060,473		Ecopetrol S.A.	960,179
91,277		Grupo Argos S.A.	560,832
1,040,383		Grupo Aval Acciones y Valores	416,584
76,215		Grupo de Inversiones Suramericana S.A.	967,617
34,962		Grupo de Inversiones Suramericana S.A. (Preference)	438,805
116,426		Interconexion Electrica S.A.	278,908
256,198		Isagen S.A. ESP	271,497
		TOTAL COLOMBIA	6,344,712

CZECH REPUBLIC - 0.2%
50,517		CEZ AS	1,009,356
4,688		Komercni Banka AS	971,530
		TOTAL CZECH REPUBLIC	1,980,886

EGYPT - 0.2%
266,190		Commercial International Bank	1,753,138
684,365	*	Orascom Telecom Holding SAE	158,744
316,999		Talaat Moustafa Group	268,324
		TOTAL EGYPT	2,180,206

GREECE - 0.2%
1,358,483	*	Alpha Bank S.A.	173,201
274

TIAA-CREF FUNDS - Emerging Markets Equity Index Fund

SHARES		COMPANY	VALUE

2,744,785	*	Eurobank Ergasias SA	$94,322
10,570	*	Folli Follie S.A.	213,132
75,085		Hellenic Telecommunications Organization S.A.	702,887
31,848		JUMBO S.A.	309,092
487,228	*	National Bank of Greece S.A.	365,661
70,513		OPAP S.A.	626,666
13,868	*	Titan Cement Co S.A.	305,289
		TOTAL GREECE	2,790,250

HONG KONG - 0.7%
3,200,000	*,e	Alibaba Pictures Group Ltd	852,152
594,000		China Gas Holdings Ltd	945,361
811,007		China Resources Cement Holdings Ltd	327,273
3,644,000	*,e	GCL Poly Energy Holdings Ltd	752,665
434,000	*,e	Goldin Properties Holdings Ltd	372,772
407,000		Haier Electronics Group Co Ltd	786,588
900,000		New World China Land Ltd	595,903
530,000		Nine Dragons Paper Holdings Ltd	349,715
479,000		Shimao Property Holdings Ltd	838,891
1,008,000		Sino Biopharmaceutical	1,252,641
878,500	e	Sun Art Retail Group Ltd	718,077
		TOTAL HONG KONG	7,792,038

HUNGARY - 0.2%
19,079		MOL Hungarian Oil and Gas plc	860,986
68,404	e	OTP Bank	1,323,735
41,186		Richter Gedeon Rt	687,023
		TOTAL HUNGARY	2,871,744

INDIA - 8.2%
70,304	*	Adani Transmissions Ltd	39,109
13,699		Aditya Birla Nuvo Ltd	431,417
211,594		Ambuja Cements Ltd	669,025
20,374		Apollo Hospitals Enterprise Ltd	408,740
100,145		Asian Paints Ltd	1,269,984
18,105		Associated Cement Co Ltd	381,458
88,494		Aurobindo Pharma Ltd	1,128,786
27,641		Bajaj Holdings and Investment Ltd	1,079,442
36,229		Bharat Forge Ltd	474,530
187,482		Bharat Heavy Electricals	569,046
70,839		Bharat Petroleum Corp Ltd	942,200
396,002		Bharti Airtel Ltd	2,110,836
140,588	*	Bharti Infratel Ltd	835,550
2,565		Bosch Ltd	802,173
205,851		Cairn India Ltd	482,311
117,102		Cipla Ltd	1,234,953
253,155		Coal India Ltd	1,236,448
17,805		Container Corp Of India Ltd	360,847
148,355		Dabur India Ltd	610,873
25,689		Divi S Laboratories Ltd	452,541
58,318	*	DLF Ltd	103,681
38,147		Dr Reddy’s Laboratories Ltd	2,480,209
275

TIAA-CREF FUNDS - Emerging Markets Equity Index Fund

SHARES		COMPANY	VALUE

4,093		Eicher Motors Ltd	$1,109,261
107,805		GAIL India Ltd	507,998
1,505		GlaxoSmithKline Consumer Healthcare Ltd	138,473
27,211		Glenmark Pharmaceuticals Ltd	411,765
32,517		Godrej Consumer Products Ltd	627,216
161,760		HCL Technologies Ltd	2,154,489
16,925		Hero MotoCorp Ltd	667,630
403,161		Hindalco Industries Ltd	516,580
250,696		Hindustan Lever Ltd	3,067,853
465,924		Housing Development Finance Corp	8,930,722
372,164		ICICI Bank Ltd	1,573,693
357,259		Idea Cellular Ltd	763,800
41,263		Indiabulls Housing Finance Ltd	453,295
587,025		Infosys Technologies Ltd	10,189,981
739,345		ITC Ltd	3,778,289
30,106	*	JSW Steel Ltd	418,512
105,470		Larsen & Toubro Ltd	2,273,100
95,467	*	LIC Housing Finance Ltd	697,514
72,580		Lupin Ltd	2,138,416
91,078		Mahindra & Mahindra Financial Services Ltd	315,579
112,298		Mahindra & Mahindra Ltd	2,029,058
63,527		Marico Ltd	375,641
111,727		Motherson Sumi Systems Ltd	420,254
275,652	*	Mundra Port and Special Economic Zone Ltd	1,245,418
8,142		Nestle India Ltd	769,269
469,498		NTPC Ltd	953,214
62,761		Oil India Ltd	389,357
13,054		Piramal Healthcare Ltd	186,775
94,394		Power Finance Corp Ltd	344,776
293,874		Reliance Communication Ventures Ltd	337,592
431,915		Reliance Industries Ltd	6,255,416
105,379		Rural Electrification Corp Ltd	401,410
322,899	*	Sesa Sterlite Ltd	491,237
2,043	*	Shree Cement Ltd	383,684
48,881		Shriram Transport Finance Co Ltd	703,593
25,419		Siemens India Ltd	515,568
509,704		State Bank of India	1,841,992
313,578	*	Sun Pharmaceutical Industries Ltd	4,264,066
149,828		Tata Consultancy Services Ltd	5,712,220
268,911	*	Tata Motors Ltd	1,588,110
356,525		Tata Power Co Ltd	374,861
93,632		Tata Steel Ltd	352,679
79,672		Tech Mahindra Ltd	656,928
13,134		Ultra Tech Cement Ltd	579,947
16,680		United Breweries Ltd	238,908
95,256		United Phosphorus Ltd	667,731
19,733		United Spirits Ltd	948,492
205,720		Wipro Ltd	1,802,560
166,240		ZEE Telefilms Ltd	1,036,699
		TOTAL INDIA	94,705,780
276

TIAA-CREF FUNDS - Emerging Markets Equity Index Fund

SHARES		COMPANY	VALUE

INDONESIA - 2.2%
7,349,000		Adaro Energy Tbk	$317,684
3,563,400		Bank Rakyat Indonesia	2,727,269
373,100		Indofood CBP Sukses Makmur Tbk	359,021
132,900		PT Astra Agro Lestari Tbk	192,528
6,442,000		PT Astra International Tbk	2,769,278
3,955,100		PT Bank Central Asia Tbk	3,715,529
800,866		PT Bank Danamon Indonesia Tbk	161,012
2,985,871		PT Bank Mandiri Persero Tbk	1,889,668
2,364,093		PT Bank Negara Indonesia	817,253
1,643,000		PT Bumi Serpong Damai	193,319
1,987,800		PT Charoen Pokphand Indonesia Tbk	361,383
671,400	*	PT Excelcomindo Pratama	151,983
2,020,300		PT Global MediaCom Tbk	127,955
153,800		PT Gudang Garam Tbk	481,418
446,300		PT Indocement Tunggal Prakarsa Tbk	583,725
1,300,500		PT Indofood Sukses Makmur Tbk	522,813
584,700		PT Jasa Marga Tbk	205,897
6,652,100		PT Kalbe Farma Tbk	692,788
6,071,300		PT Lippo Karawaci Tbk	526,925
738,900		PT Matahari Department Store Tbk	889,626
1,577,800		PT Media Nusantara Citra Tbk	204,721
3,474,100		PT Perusahaan Gas Negara Persero Tbk	758,810
917,400		PT Semen Gresik Persero Tbk	652,447
2,480,400		PT Summarecon Agung Tbk	251,055
1,725,800		PT Surya Citra Media Tbk	366,998
632,200		PT Tambang Batubara Bukit Asam Tbk	335,836
16,188,900		PT Telekomunikasi Indonesia Persero Tbk	3,176,061
473,700		PT Unilever Indonesia Tbk	1,276,563
504,400		PT United Tractors Tbk	663,633
579,100	*	Tower Bersama Infrastructure	301,601
		TOTAL INDONESIA	25,674,799

KOREA, REPUBLIC OF - 15.8%
10,362		Amorepacific Corp	3,420,438
2,711		Amorepacific Corp (Preference)	458,848
2,771		BGF retail Co Ltd	412,714
68,912		BS Financial Group, Inc	843,745
21,417	*,e	Celltrion, Inc	1,440,124
25,429	*	Cheil Communications, Inc	444,379
24,447	*	Cheil Industries, Inc	3,299,269
2,534		CJ CheilJedang Corp	776,053
4,653		CJ Corp	976,961
8,877		Daelim Industrial Co	579,542
27,043	*	Daewoo Engineering & Construction Co Ltd	153,666
12,812		Daewoo International Corp	223,109
54,617		Daewoo Securities Co Ltd	526,984
9,580		Daum Communications	952,317
5,264		DC Chemical Co Ltd	377,480
52,544		DGB Financial Group Co Ltd	487,394
13,531		Dongbu Insurance Co Ltd	811,438
9,949		Dongsuh Co, Inc	294,194
2,264		Doosan Corp	218,886
277

TIAA-CREF FUNDS - Emerging Markets Equity Index Fund

SHARES		COMPANY	VALUE

14,362		Doosan Heavy Industries and Construction Co Ltd	$258,469
34,747	*	Doosan Infracore Co Ltd	189,858
6,733		E-Mart Co Ltd	1,252,517
6,012		GLOVIS Co Ltd	1,033,242
13,677	*	GS Engineering & Construction Corp	278,010
21,860		GS Holdings Corp	960,200
11,573		Halla Climate Control Corp	455,089
94,870		Hana Financial Group, Inc	2,307,142
23,384		Hankook Tire Co Ltd	893,944
3,401		Hanmi Holdings Co Ltd	389,198
1,600		Hanmi Pharm Co Ltd	721,607
3,005		Hanssem Co Ltd	614,086
33,791		Hanwha Chemical Corp	654,735
13,535		Hanwha Corp	443,832
4,969		Honam Petrochemical Corp	1,043,234
10,695		Hotel Shilla Co Ltd	1,028,080
187,332		Hynix Semiconductor, Inc	5,013,421
6,867		Hyosung Corp	701,166
4,418		Hyundai Department Store Co Ltd	484,968
18,097		Hyundai Development Co	726,804
23,835		Hyundai Engineering & Construction Co Ltd	718,676
13,412	*	Hyundai Heavy Industries	1,113,911
19,163		Hyundai Marine & Fire Insurance Co Ltd	570,628
24,158	*	Hyundai Merchant Marine Co Ltd	125,896
21,880		Hyundai Mobis	4,599,836
49,603		Hyundai Motor Co	6,775,501
12,019		Hyundai Motor Co Ltd (2nd Preference)	1,200,371
7,572		Hyundai Motor Co Ltd (Preference)	729,207
25,557		Hyundai Steel Co	1,163,607
4,770		Hyundai Wia Corp	556,964
88,837		Industrial Bank of Korea	1,087,435
37,634		Kangwon Land, Inc	1,396,358
124,076		KB Financial Group, Inc	3,930,896
1,851		KCC Corp	660,389
7,177		KEPCO Plant Service & Engineering Co Ltd	654,715
84,610		Kia Motors Corp	4,129,991
14,071		Korea Aerospace Industries Ltd	1,106,659
82,770		Korea Electric Power Corp	3,726,683
2,062	*	Korea Express Co Ltd	351,963
8,917		Korea Gas Corp	332,015
11,776		Korea Investment Holdings Co Ltd	626,974
3,879		Korea Kumho Petrochemical	196,695
68,326		Korea Life Insurance Co Ltd	508,827
2,792		Korea Zinc Co Ltd	1,160,269
10,203	*	Korean Air Lines Co Ltd	275,624
9,181	*	KT Corp	237,840
35,442		KT&G Corp	3,544,045
14,957		LG Chem Ltd	3,976,186
2,611		LG Chem Ltd (Preference)	491,418
30,461		LG Corp	1,762,528
33,975		LG Electronics, Inc	1,458,617
3,018		LG Household & Health Care Ltd	2,497,314
278

TIAA-CREF FUNDS - Emerging Markets Equity Index Fund

SHARES		COMPANY	VALUE

3,825		LG Innotek Co Ltd	$309,284
68,222		LG Telecom Ltd	653,854
74,447		LG.Philips LCD Co Ltd	1,414,278
228		Lotte Confectionery Co Ltd	397,783
3,518		Lotte Shopping Co Ltd	712,747
3,673		LS Industrial Systems Co Ltd	159,666
13,301		Mirae Asset Securities Co Ltd	296,752
9,016		Naver Corp	4,734,075
4,816		NCsoft	798,601
1,155		Orion Corp	971,064
8,983		Pacific Corp	1,263,472
14,359		Paradise Co Ltd	270,801
22,411		POSCO	3,603,932
5,778		S1 Corp (Korea)	501,752
10,475		Samsung Card Co	353,968
18,366		Samsung Electro-Mechanics Co Ltd	1,045,245
35,579		Samsung Electronics Co Ltd	42,674,364
6,611		Samsung Electronics Co Ltd (Preference)	6,905,055
11,432		Samsung Fire & Marine Insurance Co Ltd	3,206,141
47,334		Samsung Heavy Industries Co Ltd	549,163
25,734		Samsung Life Insurance Co Ltd	2,457,036
17,622		Samsung SDI Co Ltd	1,640,308
9,961		Samsung SDS Co Ltd	2,233,964
17,565		Samsung Securities Co Ltd	738,922
137,198		Shinhan Financial Group Co Ltd	5,236,195
2,185		Shinsegae Co Ltd	444,590
15,201		SK C&C Co Ltd	3,553,243
20,990	*	SK Energy Co Ltd	2,176,421
32,107		SK Networks Co Ltd	199,164
3,104		SK Telecom Co Ltd	657,310
15,994		S-Oil Corp	956,553
17,243		Woongjin Coway Co Ltd	1,284,661
107,463		Woori Bank	932,194
39,265		Woori Investment & Securities Co Ltd	344,990
2,480		Yuhan Corp	614,236
		TOTAL KOREA, REPUBLIC OF	182,106,965

MALAYSIA - 3.0%
250,700		AirAsia BHD	86,095
318,400		Alliance Financial Group BHD	265,003
590,700		AMMB Holdings BHD	654,756
468,600		Astro Malaysia Holdings BHD	311,560
169,493		Berjaya Sports Toto BHD	126,151
41,400		British American Tobacco Malaysia BHD	594,986
1,159,400		Bumi Armada BHD	261,292
1,648,931		Bumiputra-Commerce Holdings BHD	1,766,519
1,210,596		Dialog Group BHD	449,689
1,123,100		Digi.Com BHD	1,374,074
377,000		Felda Global Ventures Holdings BHD	155,824
528,700		Gamuda BHD	553,599
683,675		Genting BHD	1,178,504
69,500		Genting Plantations BHD	173,103
279

TIAA-CREF FUNDS - Emerging Markets Equity Index Fund

SHARES		COMPANY	VALUE

167,920		Hong Leong Bank BHD	$545,214
63,400		Hong Leong Credit BHD	208,399
811,200		IHH Healthcare BHD	1,192,030
938,800		IJM Corp BHD	724,943
957,400		IOI Corp BHD	947,901
400,833		IOI Properties Group Sdn BHD	188,050
134,800		Kuala Lumpur Kepong BHD	714,159
120,700		Lafarge Malayan Cement BHD	255,673
1,545,246		Malayan Banking BHD	2,962,353
248,376		Malaysia Airports Holdings BHD	305,757
584,700		Maxis BHD	895,726
348,000		MISC BHD	731,480
916,100		Petronas Chemicals Group BHD	1,350,699
132,300		Petronas Dagangan BHD	693,165
219,900		Petronas Gas BHD	1,175,057
145,700		PPB Group BHD	523,104
817,640		Public Bank BHD	3,437,524
976,100		Resorts World BHD	976,135
155,001		RHB Capital BHD	219,810
1,256,900		Sapurakencana Petroleum BHD	616,089
1,008,028		Sime Darby BHD	1,957,576
347,165		Telekom Malaysia BHD	538,537
1,101,250		Tenaga Nasional BHD	3,236,885
836,003		TM International BHD	1,197,853
176,100		UMW Holdings BHD	335,803
307,800		Westports Holdings BHD	307,447
1,386,800		YTL Corp BHD	487,010
581,269		YTL Power International BHD	204,310
		TOTAL MALAYSIA	34,879,844

MEXICO - 4.7%
906,150		Alfa S.A. de C.V. (Class A)	1,887,698
10,369,770	e	America Movil S.A. de C.V. (Series L)	9,259,956
4,099,734	e	Cemex S.A. de C.V.	2,598,664
162,960	e	Coca-Cola Femsa S.A. de C.V.	1,252,651
164,300		Controladora Comercial Mexicana S.A. de C.V.	481,228
64,100		El Puerto de Liverpool SAB de C.V.	890,185
124,925		Embotelladoras Arca SAB de C.V.	799,793
754,700		Fibra Uno Administracion S.A. de C.V.	1,657,637
594,937		Fomento Economico Mexicano S.A. de C.V.	5,877,046
324,286	e	Gentera SAB de C.V.	597,418
63,200		Gruma SAB de C.V.	975,292
92,128		Grupo Aeroportuario del Pacifico S.A. de C.V. (B Shares)	829,764
65,020	e	Grupo Aeroportuario del Sureste S.A. de C.V. (Class B)	1,007,000
528,320	e	Grupo Bimbo S.A. de C.V. (Series A)	1,499,132
177,998		Grupo Carso S.A. de C.V. (Series A1)	793,554
87,300		Grupo Comercial Chedraui S.a. DE C.V.	241,534
802,687		Grupo Financiero Banorte S.A. de C.V.	4,322,550
738,732	e	Grupo Financiero Inbursa S.A.	1,485,264
543,000	e	Grupo Financiero Santander Mexico SAB de C.V.	997,715
199,700	e	Grupo Lala SAB de C.V.	510,318
1,250,556		Grupo Mexico S.A. de C.V. (Series B)	3,046,554
280

TIAA-CREF FUNDS - Emerging Markets Equity Index Fund

SHARES		COMPANY	VALUE

783,426		Grupo Televisa S.A.	$4,558,420
51,227	e	Industrias Penoles S.A. de C.V.	681,050
475,942		Kimberly-Clark de Mexico S.A. de C.V. (Class A)	1,148,521
338,196	e	Mexichem SAB de C.V.	877,134
210,700	*	OHL Mexico SAB de CV	277,186
78,400	*	Promotora y Operadora de Infraestructura SAB de C.V.	983,026
1,697,789		Wal-Mart de Mexico SAB de C.V.	4,479,389
		TOTAL MEXICO	54,015,679

PERU - 0.4%
82,322		Cia de Minas Buenaventura S.A. (ADR) (Series B)	527,684
20,986		Credicorp Ltd (NY)	2,375,195
52,626	e	Southern Copper Corp (NY)	1,460,898
		TOTAL PERU	4,363,777

PHILIPPINES - 1.4%
583,510		Aboitiz Equity Ventures, Inc	696,491
472,600		Aboitiz Power Corp	423,947
648,600		Alliance Global Group, Inc	251,745
69,208		Ayala Corp	1,151,429
2,311,900		Ayala Land, Inc	1,765,600
511,686		Banco de Oro Universal Bank	1,109,153
292,610		Bank of the Philippine Islands	527,875
1,227,500		DMCI Holdings, Inc	325,249
10,010		Globe Telecom, Inc	486,097
24,435		GT Capital Holdings, Inc	685,015
127,780		International Container Term Services, Inc	225,058
799,850		JG Summit Holdings (Series B)	1,216,244
132,480		Jollibee Foods Corp	581,679
3,331,900		Megaworld Corp	333,119
4,266,600		Metro Pacific Investments Corp	474,215
95,562		Metropolitan Bank & Trust	173,344
30,690		Philippine Long Distance Telephone Co	1,438,739
2,989,000		PNOC Energy Development Corp	422,387
51,260		SM Investments Corp	956,018
2,593,075		SM Prime Holdings	1,192,785
285,980		Universal Robina	1,224,179
		TOTAL PHILIPPINES	15,660,368

POLAND - 1.4%
14,744	*	Alior Bank S.A.	309,811
8,150		Bank Handlowy w Warszawie S.A.	165,711
155,462	*	Bank Millennium S.A.	246,195
41,098		Bank Pekao S.A.	1,598,202
10,630	*	Bank Zachodni WBK S.A.	856,829
4,389	*	BRE Bank S.A.	411,867
6,467		CCC S.A.	282,347
45,713	*	Cyfrowy Polsat S.A.	294,531
55,446		Enea S.A.	183,881
62,299		Energa S.A.	266,004
21,701		Eurocash S.A.	292,856
63,330		Grupa Lotos S.A.	466,438
281

TIAA-CREF FUNDS - Emerging Markets Equity Index Fund

SHARES		COMPANY	VALUE

45,765		KGHM Polska Miedz S.A.	$1,062,485
398		LPP S.A.	750,527
718,324		Polish Oil & Gas Co	1,272,665
265,294		Polska Grupa Energetyczna S.A.	987,486
109,685		Polski Koncern Naftowy Orlen S.A.	1,779,470
277,070	*	Powszechna Kasa Oszczednosci Bank Polski S.A.	2,051,993
17,699		Powszechny Zaklad Ubezpieczen S.A.	1,718,556
95,708		Synthos S.A.	91,294
303,984		Tauron Polska Energia S.A.	238,331
197,342		Telekomunikacja Polska S.A.	362,569
13,692	*	Zaklady Azotowe w Tarnowie-Moscicach S.A.	326,289
		TOTAL POLAND	16,016,337

QATAR - 1.0%
34,886	*	Barwa Real Estate Co	430,516
50,698	*	Commercial Bank of Qatar QSC	742,431
38,165	*	Doha Bank QSC	519,449
255,200	*	Ezdan Holding Group QSC	1,368,054
19,816	*	Gulf International Services OSC	349,331
48,946	*	Industries Qatar QSC	1,653,168
115,078	*	Masraf Al Rayan	1,365,545
24,073	*	Ooredoo QSC	514,311
8,292	*	Qatar Electricity & Water Co	484,274
27,194	*	Qatar Insurance Co SAQ	694,744
19,449	*	Qatar Islamic Bank SAQ	633,668
56,377	*	Qatar National Bank	2,820,425
94,296	*	Vodafone Qatar	374,352
		TOTAL QATAR	11,950,268

RUSSIA - 3.6%
44,386		AFK Sistema (GDR)	306,730
2,055,822		Gazprom OAO (ADR)	8,663,916
175,851		LUKOIL PJSC (ADR)	6,387,898
69,340		Magnit OAO (GDR)	3,147,232
27,913		MegaFon OAO (GDR)	359,513
181,250		MMC Norilsk Nickel PJSC (ADR)	2,684,249
154,449		Mobile TeleSystems (ADR)	1,085,776
27,625		NovaTek OAO (GDR)	2,525,839
497,274		Rosneft Oil Co (GDR)	1,982,629
41,908		Rostelecom (ADR)	367,410
347,233		RusHydro PJSC (ADR)	336,101
870,806		Sberbank of Russian Federation (ADR)	5,317,923
81,516		Severstal (GDR)	956,422
554,498		Surgutneftegaz (ADR)	3,041,988
86,418		Tatneft (GDR)	2,665,003
916,731		VTB Bank OJSC (GDR)	2,007,201
		TOTAL RUSSIA	41,835,830

SOUTH AFRICA - 7.6%
331,683	*,m	African Bank Investments Ltd	240
29,596		African Rainbow Minerals Ltd	112,857
22,127	*	Anglo Platinum Ltd	387,016
282

TIAA-CREF FUNDS - Emerging Markets Equity Index Fund

SHARES		COMPANY	VALUE

134,933	*	AngloGold Ashanti Ltd	$1,138,553
109,970		Aspen Pharmacare Holdings Ltd	2,465,204
107,571		Barclays Africa Group Ltd	1,378,613
60,383		Barloworld Ltd	340,686
102,690		Bidvest Group Ltd	2,623,171
108,859	*	Brait S.A.	1,246,476
10,464		Capitec Bank Holdings Ltd	452,028
67,652		Coronation Fund Managers Ltd	356,539
114,053		Discovery Holdings Ltd	1,217,817
91,939	e	Exxaro Resources Ltd	380,508
1,087,449		FirstRand Ltd	3,984,780
61,288	e	Foschini Ltd	625,268
264,956		Gold Fields Ltd	691,002
120,662		Gold Reef Resorts Ltd	216,231
722,681		Growthpoint Properties Ltd	1,323,943
74,341		Hyprop Investments Ltd	674,167
186,064	*,e	Impala Platinum Holdings Ltd	507,427
59,528		Imperial Holdings Ltd	774,857
76,006		Investec Ltd	628,804
22,315	e	Kumba Iron Ore Ltd	96,333
30,961		Liberty Holdings Ltd	302,731
286,760		Life Healthcare Group Holdings Pte Ltd	799,284
33,303	e	Massmart Holdings Ltd	275,874
157,851		Mediclinic International Ltd	1,385,523
341,129		Metropolitan Holdings Ltd	619,028
37,689		Mondi Ltd	875,718
74,182		Mr Price Group Ltd	1,139,076
535,903		MTN Group Ltd	6,101,047
168,846		Nampak Ltd	273,302
128,261		Naspers Ltd (N Shares)	18,725,386
62,406		Nedbank Group Ltd	1,037,376
310,672		Network Healthcare Holdings Ltd	883,457
68,760	e	Pick’n Pay Stores Ltd	332,464
41,354		Pioneer Foods Ltd	592,467
27,904	e	PSG Group Ltd	538,065
1,291,264		Redefine Properties Ltd	1,077,385
155,174		Remgro Ltd	3,104,563
87,042		Resilient Property Income Fund Ltd	766,920
217,104		RMB Holdings Ltd	1,057,166
209,892		RMI Holdings	650,082
557,842		Sanlam Ltd	2,520,177
162,842	*	Sappi Ltd	642,559
182,052		Sasol Ltd	5,833,250
148,861		Shoprite Holdings Ltd	1,546,912
53,392		Spar Group Ltd	766,409
390,806		Standard Bank Group Ltd	4,060,523
740,388	e	Steinhoff International Holdings Ltd	4,526,315
70,739		Telkom S.A. Ltd	371,464
53,224		Tiger Brands Ltd	1,216,906
133,685	e	Truworths International Ltd	904,489
119,338	e	Vodacom Group Pty Ltd	1,288,985
310,839		Woolworths Holdings Ltd	2,299,772
		TOTAL SOUTH AFRICA	88,137,195
283

TIAA-CREF FUNDS - Emerging Markets Equity Index Fund

SHARES		COMPANY	VALUE

TAIWAN - 12.1%
891,912	*	Acer, Inc	$378,155
2,025,372		Advanced Semiconductor Engineering, Inc	2,338,200
97,850		Advantech Co Ltd	700,771
743,512		Asia Cement Corp	772,222
721,000	*	Asia Pacific Telecom Co Ltd	230,925
227,500		Asustek Computer, Inc	2,035,987
2,770,000		AU Optronics Corp	814,813
40,000		Casetek Holdings Ltd	175,097
211,000		Catcher Technology Co Ltd	2,070,758
2,640,270		Cathay Financial Holding Co Ltd	3,760,787
308,518		Chailease Holding Co Ltd	588,986
1,479,391		Chang Hwa Commercial Bank	767,888
510,490		Cheng Shin Rubber Industry Co Ltd	924,295
144,170		Chicony Electronics Co Ltd	343,136
704,000		China Airlines	252,021
4,378,754		China Development Financial Holding Corp	1,176,513
1,022,987		China Life Insurance Co Ltd (Taiwan)	844,083
153,000		China Motor Corp	108,153
3,798,850		China Steel Corp	2,296,211
4,792,693		Chinatrust Financial Holding Co	2,625,706
1,232,600		Chunghwa Telecom Co Ltd	3,776,513
1,354,000		Compal Electronics, Inc	842,094
184,000		CTCI Corp	239,538
589,000		Delta Electronics, Inc	2,994,821
2,296,482		E.Sun Financial Holding Co Ltd	1,380,254
58,400		Eclat Textile Co Ltd	858,943
311,000		Epistar Corp	280,098
527,967		Eva Airways Corp	309,868
524,491		Evergreen Marine Corp Tawain Ltd	233,470
1,029,852		Far Eastern Textile Co Ltd	936,006
496,000		Far EasTone Telecommunications Co Ltd	1,076,155
95,520		Feng TAY Enterprise Co Ltd	547,350
2,864,074		First Financial Holding Co Ltd	1,387,078
1,049,270		Formosa Chemicals & Fibre Corp	2,398,787
558,000		Formosa Petrochemical Corp	1,356,169
1,349,600		Formosa Plastics Corp	3,131,929
234,000		Formosa Taffeta Co Ltd	231,460
284,052		Foxconn Technology Co Ltd	744,015
2,153,812		Fubon Financial Holding Co Ltd	3,481,252
2,866,112		Fuhwa Financial Holdings Co Ltd	1,126,148
89,000		Giant Manufacturing Co Ltd	670,584
12,000		Hermes Microvision, Inc	460,013
240,500		High Tech Computer Corp	579,207
231,290		Highwealth Construction Corp	340,778
63,290		Hiwin Technologies Corp	352,055
4,504,310		Hon Hai Precision Industry Co, Ltd	11,972,720
76,000		Hotai Motor Co Ltd	886,666
2,015,853		Hua Nan Financial Holdings Co Ltd	968,741
2,711,061		InnoLux Display Corp	909,497
284

TIAA-CREF FUNDS - Emerging Markets Equity Index Fund

SHARES		COMPANY	VALUE

663,000	*	Inotera Memories, Inc	$508,841
678,060		Inventec Co Ltd	388,618
85,000		Kinsus Interconnect Technology Corp	174,213
32,000		Largan Precision Co Ltd	2,486,677
638,120		Lite-On Technology Corp	661,482
480,961		MediaTek, Inc	3,750,700
3,219,655		Mega Financial Holding Co Ltd	2,346,010
60,000		Merida Industry Co Ltd	350,679
1,546,860		Nan Ya Plastics Corp	3,069,487
169,000		Novatek Microelectronics Corp Ltd	575,239
618,000		Pegatron Technology Corp	1,510,183
39,000		Phison Electronics Corp	281,422
707,000		Pou Chen Corp	997,172
200,000		Powertech Technology, Inc	441,192
186,000		President Chain Store Corp	1,234,791
840,000		Quanta Computer, Inc	1,430,465
139,814		Radiant Opto-Electronics Corp	432,675
127,085		Realtek Semiconductor Corp	265,397
206,111		Ruentex Development Co Ltd	250,352
148,730		Ruentex Industries Ltd	274,050
2,597,093		Shin Kong Financial Holding Co Ltd	621,447
946,169		Siliconware Precision Industries Co	1,250,116
91,490		Simplo Technology Co Ltd	324,062
3,085,524		SinoPac Financial Holdings Co Ltd	1,018,325
109,836		Standard Foods Corp	264,918
403,000		Synnex Technology International Corp	424,720
2,524,266		Taishin Financial Holdings Co Ltd	988,539
1,247,082		Taiwan Business Bank	320,219
1,032,914		Taiwan Cement Corp	1,148,708
2,285,970		Taiwan Cooperative Financial Holding	1,022,679
248,000		Taiwan Fertilizer Co Ltd	316,369
242,129	*	Taiwan Glass Industrial Corp	95,740
543,200		Taiwan Mobile Co Ltd	1,710,029
7,933,000		Taiwan Semiconductor Manufacturing Co Ltd	33,427,010
610,000		Teco Electric and Machinery Co Ltd	531,659
96,626		TPK Holding Co Ltd	239,655
47,000		Transcend Information, Inc	130,879
129,000		U-Ming Marine Transport Corp	152,699
1,568,569		Uni-President Enterprises Corp	2,652,073
3,866,000		United Microelectronics Corp	1,409,993
213,000		Vanguard International Semiconductor Corp	273,742
145,000		Wan Hai Lines Ltd	95,791
692,186		Wistron Corp	348,175
458,500		WPG Holdings Co Ltd	478,432
443,700	*	Yang Ming Marine Transport	134,564
255,000		Yulon Motor Co Ltd	269,931
126,127		Zhen Ding Technology Holding Ltd	358,462
		TOTAL TAIWAN	139,115,497

THAILAND - 2.1%
338,800		Advanced Info Service PCL (Foreign)	2,217,029
97,900		Airports of Thailand PCL (Foreign)	818,178
285

TIAA-CREF FUNDS - Emerging Markets Equity Index Fund

SHARES		COMPANY	VALUE

205,900		Bangkok Bank PCL (Foreign)	$966,641
1,167,400		Bangkok Dusit Medical Services PCL	622,334
562,600		Banpu PCL (Foreign)	342,959
439,900		BEC World PCL (Foreign)	389,092
970,600		BTS Group Holdings PCL (Foreign)	263,218
79,300		Bumrungrad Hospital PCL (Foreign)	480,964
245,600		Central Pattana PCL (Foreign)	317,340
551,900		Charoen Pokphand Foods PCL	320,613
1,472,900		CP Seven Eleven PCL (Foreign)	2,071,442
59,000		Delta Electronics Thai PCL	140,166
372,900		Energy Absolute PCL (Foreign)	242,710
185,100		Glow Energy PCL (Foreign)	444,889
578,926		Home Product Center PCL (Foreign)	113,716
368,278		Indorama Ventures PCL (Foreign)	238,788
5,352,200		IRPC PCL (Foreign)	612,655
597,400		Kasikornbank PCL (Foreign)	2,893,992
1,200,850		Krung Thai Bank PCL (Foreign)	576,217
340,870		Minor International PCL (Foreign)	291,983
568,084		PTT Exploration & Production PCL (Foreign)	1,168,515
553,341		PTT Global Chemical PCL (Foreign)	866,715
350,000		PTT PCL (Foreign)	2,702,614
135,800		Siam Cement PCL (Foreign)	1,724,463
395,800		Siam Commercial Bank PCL (Foreign)	1,482,526
484,900		Thai Oil PCL (Foreign)	738,403
296,000		Thai Union Group PCL	147,028
3,120,700		TMB Bank PCL (Foreign)	232,874
2,298,746	*	True Corp PCL	650,886
		TOTAL THAILAND	24,078,950

TURKEY - 1.4%
699,461		Akbank TAS	1,792,534
62,877		Anadolu Efes Biracilik Ve Malt Sanayii AS	495,605
67,500		Arcelik AS	367,846
66,658		BIM Birlesik Magazalar AS	1,353,580
21,396		Coca-Cola Icecek AS	270,862
544,473		Emlak Konut Gayrimenkul Yatiri	527,446
155,983		Enka Insaat ve Sanayi AS	276,116
440,037		Eregli Demir ve Celik Fabrikalari TAS	623,630
21,083		Ford Otomotiv Sanayi AS	247,681
298,499		Haci Omer Sabanci Holding AS	946,377
199,445		KOC Holding AS	900,768
126,310	*	Petkim Petrokimya Holding	186,114
49,708		TAV Havalimanlari Holding AS	389,947
34,364		Tofas Turk Otomobil Fabrik	226,703
50,018	*	Tupras Turkiye Petrol Rafine	1,319,872
174,282		Turk Hava Yollari	513,881
158,987		Turk Sise ve Cam Fabrikalari AS	181,958
114,226		Turk Telekomunikasyon AS	246,387
278,502		Turkcell Iletisim Hizmet AS	1,106,752
739,123		Turkiye Garanti Bankasi AS	1,913,908
196,060		Turkiye Halk Bankasi AS	734,479
490,980		Turkiye Is Bankasi (Series C)	836,800
286

TIAA-CREF FUNDS - Emerging Markets Equity Index Fund

SHARES		COMPANY	VALUE

227,268		Turkiye Vakiflar Bankasi Tao	$323,510
49,172		Ulker Biskuvi Sanayi AS	331,719
238,577		Yapi ve Kredi Bankasi	289,805
		TOTAL TURKEY	16,404,280

UNITED ARAB EMIRATES - 0.7%
711,681	*	Abu Dhabi Commercial Bank PJSC	1,444,758
988,802	*	Aldar Properties PJSC	614,248
727,619	*	Arabtec Holding Co	321,580
53,023		DP World Ltd	1,071,530
557,713	*	Dubai Financial Market	216,885
298,433	*	Dubai Islamic Bank PJSC	524,332
566,736	*	Emaar Malls Group PJSC	483,572
1,122,617		Emaar Properties PJSC	1,971,798
289,290		First Gulf Bank PJSC	970,957
201,384		National Bank of Abu Dhabi PJSC	477,005
		TOTAL UNITED ARAB EMIRATES	8,096,665

UNITED STATES - 2.7%
287,300		iShares Core MSCI Emerging Markets ETF	12,164,282
544,000	e	iShares MSCI Emerging Markets	18,969,280
		TOTAL UNITED STATES	31,133,562

		TOTAL COMMON STOCKS	1,150,274,150
		(Cost $1,294,580,727)

PREFERRED STOCKS - 0.2%

BRAZIL - 0.2%
1,146,233		ITAUSA Investimentos Itau PR	2,140,507
		TOTAL BRAZIL	2,140,507

PHILIPPINES - 0.0%
307,700	*,m	Ayala Land, Inc (Preferred B)	657
		TOTAL PHILIPPINES	657

		TOTAL PREFERRED STOCKS	2,141,164
		(Cost $3,894,734)

RIGHTS / WARRANTS - 0.0%

KOREA, REPUBLIC OF - 0.0%
5,321	m	Mirae Asset Securities Co Ltd	12,066
		TOTAL KOREA, REPUBLIC OF	12,066

		TOTAL RIGHTS / WARRANTS	12,066
		(Cost $32,198)
287

TIAA-CREF FUNDS - Emerging Markets Equity Index Fund

SHARES		COMPANY	VALUE

SHORT-TERM INVESTMENTS - 5.0%

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 5.0%
57,158,451	c	TIAA-CREF Short Term Lending Portfolio of the State Street Navigator Securities Lending Trust	$57,158,451
		TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES	57,158,451
		TOTAL SHORT-TERM INVESTMENTS	57,158,451
		(Cost $57,158,451)

		TOTAL INVESTMENTS - 104.9%	1,209,585,831
		(Cost $1,355,666,110)
		OTHER ASSETS & LIABILITIES, NET - (4.9)%	(55,983,367)
		NET ASSETS - 100.0%	$1,153,602,464

Abbreviation(s):
ADR American Depositary Receipt
ETF Exchange Traded Fund
GDR Global Depositary Receipt

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $54,066,434.
g	Security is exempt from registration under Rule 144(A) of the Securities Act of 1933 and may be resold in transactions exempt from registration to qualified institutional buyers.
At 10/31/2015, the aggregate value of these securities amounted to $3,215,467 or 0.3% of net assets.
m	Indicates a security that has been deemed illiquid.
288

TIAA-CREF FUNDS - Emerging Markets Equity Index Fund

TIAA-CREF FUNDS

EMERGING MARKETS EQUITY INDEX FUND

SUMMARY OF MARKET VALUES BY SECTOR

October 31, 2015

		% OF
SECTOR	VALUE	NET ASSETS
FINANCIALS	$342,224,994	29.7%
INFORMATION TECHNOLOGY	208,771,268	18.1
CONSUMER DISCRETIONARY	106,090,347	9.2
CONSUMER STAPLES	94,747,213	8.2
INDUSTRIALS	83,485,428	7.2
ENERGY	81,721,599	7.1
TELECOMMUNICATION SERVICES	79,355,551	6.9
MATERIALS	73,476,926	6.4
UTILITIES	49,890,772	4.3
HEALTH CARE	32,663,282	2.8
SHORT - TERM INVESTMENTS	57,158,451	5.0
OTHER ASSETS & LIABILITIES, NET	(55,983,367)	(4.9)

NET ASSETS	$1,153,602,464	100.0%
289

TIAA-CREF FUNDS - International Equity Index Fund

TIAA-CREF FUNDS

INTERNATIONAL EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS

October 31, 2015

SHARES		COMPANY	VALUE

COMMON STOCKS - 99.5%

AUSTRALIA - 6.4%
339,177		AGL Energy Ltd	$4,022,182
1,271,745	e	Alumina Ltd	975,685
603,411		Amcor Ltd	5,828,229
1,505,737		AMP Ltd	6,106,982
583,789		APA Group	3,803,494
302,900		Aristocrat Leisure Ltd	1,999,418
488,751		Asciano Group	2,846,246
780,985		AusNet Services	801,005
1,401,470		Australia & New Zealand Banking Group Ltd	27,104,837
95,411		Australian Stock Exchange Ltd	2,789,224
186,002	e	Bank of Queensland Ltd	1,724,349
223,472		Bendigo Bank Ltd	1,695,294
1,628,337		BHP Billiton Ltd	26,705,926
1,072,487		BHP Billiton plc	17,142,657
399,485	e	Boral Ltd	1,528,115
782,955		Brambles Ltd	5,765,661
137,437		Caltex Australia Ltd	3,076,702
71,608		CIMIC Group Ltd	1,403,745
280,442		Coca-Cola Amatil Ltd	1,814,807
28,397		Cochlear Ltd	1,792,226
866,901		Commonwealth Bank of Australia	47,070,957
234,763		Computershare Ltd	1,799,329
182,058	e	Crown Ltd	1,475,492
236,946		CSL Ltd	15,749,861
479,482		Dexus Property Group	2,632,053
1,720,663		Federation Centres	3,554,479
28,454	e	Flight Centre Ltd	765,515
785,172	e	Fortescue Metals Group Ltd	1,160,200
905,818		GPT Group (ASE)	3,067,848
283,752	e	Harvey Norman Holdings Ltd	797,218
597,247		Healthscope Ltd	1,143,408
214,132	e	Iluka Resources Ltd	971,022
847,083		Incitec Pivot Ltd	2,365,516
1,169,449		Insurance Australia Group Ltd	4,648,391
276,322		Lend Lease Corp Ltd	2,541,466
887,171		Macquarie Goodman Group	3,806,291
151,361		Macquarie Group Ltd	9,164,733
1,414,464		Medibank Pvt Ltd	2,372,966
1,855,383		Mirvac Group	2,371,638
1,334,663		National Australia Bank Ltd	28,501,254
389,926	*	Newcrest Mining Ltd	3,396,745
186,742	e	Orica Ltd	2,184,579
888,325		Origin Energy Ltd	3,451,855
131,300	e	Platinum Asset Mangement Ltd	688,405
290

TIAA-CREF FUNDS - International Equity Index Fund

SHARES		COMPANY	VALUE

259,626	*	Qantas Airways Ltd	$731,300
696,846		QBE Insurance Group Ltd	6,522,994
1,071,826		QR National Ltd	3,929,863
71,019		Ramsay Health Care Ltd	3,121,824
27,283	e	REA Group Ltd	927,236
514,410	e	Santos Ltd	2,123,554
2,672,261		Scentre Group	7,838,088
162,602	e	Seek Ltd	1,477,131
188,589		Sonic Healthcare Ltd	2,579,258
2,711,663	*	South32 Ltd	2,807,963
1,213,008		Stockland Trust Group	3,481,394
640,518		Suncorp-Metway Ltd	5,950,126
634,258		Sydney Airport	2,898,625
412,636		Tabcorp Holdings Ltd	1,379,061
726,737		Tattersall’s Ltd	2,040,480
2,189,568		Telstra Corp Ltd	8,389,644
142,988		TPG Telecom Ltd	1,120,726
1,018,506		Transurban Group	7,547,170
374,558		Treasury Wine Estates Ltd	1,874,683
573,896		Wesfarmers Ltd	16,048,598
1,000,392		Westfield Corp	7,257,963
1,593,262		Westpac Banking Corp	35,488,328
68,119	*	Westpac Banking Corp (New)	1,479,129
376,996		Woodside Petroleum Ltd	7,906,720
654,302	e	Woolworths Ltd	11,208,991
104,920	e	WorleyParsons Ltd	484,046
		TOTAL AUSTRALIA	411,222,900

AUSTRIA - 0.2%
38,285		Andritz AG.	1,923,523
149,694	*	Erste Bank der Oesterreichischen Sparkassen AG.	4,389,597
69,565	*,e,m	Immoeast AG.	0
72,205		OMV AG.	1,922,658
63,619	*,e	Raiffeisen International Bank Holding AG.	1,003,895
57,215		Voestalpine AG.	2,068,673
		TOTAL AUSTRIA	11,308,346

BELGIUM - 1.3%
104,243		Ageas	4,596,892
408,536		Anheuser-Busch InBev NV	48,748,395
76,057		Belgacom S.A.	2,631,938
34,830		Colruyt S.A.	1,722,802
52,421		Delhaize Group	4,864,082
39,075		Groupe Bruxelles Lambert S.A.	3,171,708
125,806		KBC Groep NV	7,649,212
29,888	e	Solvay S.A.	3,376,481
29,394		Telenet Group Holding NV	1,709,650
64,368		UCB S.A.	5,563,836
57,005	e	Umicore	2,420,321
		TOTAL BELGIUM	86,455,317
291

TIAA-CREF FUNDS - International Equity Index Fund

SHARES		COMPANY	VALUE

CHILE - 0.0%
196,333		Antofagasta plc	$1,587,181
		TOTAL CHILE	1,587,181

CHINA - 0.0%
943,000	e	Yangzijiang Shipbuilding	839,409
		TOTAL CHINA	839,409

DENMARK - 1.7%
1,915		AP Moller - Maersk AS (Class A)	2,745,894
3,595		AP Moller - Maersk AS (Class B)	5,305,574
54,063		Carlsberg AS (Class B)	4,429,334
55,739		Coloplast AS	3,997,837
355,952		Danske Bank AS	9,793,541
87,236		DSV AS	3,539,972
79,374		ISS A.S.	2,792,079
999,455		Novo Nordisk AS	53,074,530
118,872		Novozymes AS	5,510,561
55,911		Pandora AS	6,451,980
404,089		TDC AS	2,112,534
58,904		Tryg A.S.	1,058,578
114,706		Vestas Wind Systems AS	6,687,842
13,662	*,e	William Demant Holding	1,186,923
		TOTAL DENMARK	108,687,179

FINLAND - 0.9%
70,285		Elisa Oyj (Series A)	2,648,076
223,063		Fortum Oyj	3,345,028
174,701	e	Kone Oyj (Class B)	7,451,084
55,462	e	Metso Oyj	1,357,828
64,480	e	Neste Oil Oyj	1,572,184
1,893,746		Nokia Oyj	14,087,316
57,229	e	Nokian Renkaat Oyj	2,159,054
50,907		Orion Oyj (Class B)	1,818,269
228,774		Sampo Oyj (A Shares)	11,181,917
275,518		Stora Enso Oyj (R Shares)	2,555,758
268,851		UPM-Kymmene Oyj	5,033,152
74,063		Wartsila Oyj (B Shares)	3,161,820
		TOTAL FINLAND	56,371,486

FRANCE - 9.9%
106,855		Accor S.A.	5,306,364
14,119		Aeroports de Paris	1,773,686
175,407		Air Liquide	22,691,862
1,437,079	*	Alcatel S.A.	5,833,587
109,161	*,e	Alstom RGPT	3,553,209
33,996		Arkema	2,484,382
43,150		Atos Origin S.A.	3,435,021
995,956		AXA S.A.	26,580,186
537,429		BNP Paribas	32,566,691
434,679		Bollore	2,148,802
102,623		Bouygues S.A.	3,878,842
132,005		Bureau Veritas S.A.	2,981,449
292

TIAA-CREF FUNDS - International Equity Index Fund

SHARES		COMPANY	VALUE

78,749		Cap Gemini S.A.	$7,002,048
279,558		Carrefour S.A.	9,109,669
28,166		Casino Guichard Perrachon S.A.	1,618,270
27,805		Christian Dior S.A.	5,464,852
112,548		CNP Assurances	1,605,411
244,206		Compagnie de Saint-Gobain	10,222,719
524,654		Credit Agricole S.A.	6,626,635
66,001		Dassault Systemes S.A.	5,206,690
103,345		Edenred	1,897,505
122,112		Electricite de France	2,269,758
104,160		Essilor International S.A.	13,672,398
21,521		Eurazeo	1,515,362
300,507		European Aeronautic Defence and Space Co	20,925,878
84,231		Eutelsat Communications	2,776,213
15,334		Fonciere Des Regions	1,443,320
1,006,571		France Telecom S.A.	17,747,551
742,280		Gaz de France	12,990,490
17,415		Gecina S.A.	2,221,188
294,036		Groupe Danone	20,435,515
263,635		Groupe Eurotunnel S.A.	3,690,415
13,366		Hermes International	5,141,200
18,625		Icade	1,376,342
13,066		Iliad S.A.	2,744,063
18,053		Imerys S.A.	1,235,376
27,528		Ingenico	3,244,219
36,076		JC Decaux S.A.	1,465,334
96,422		Klepierre	4,566,522
57,590		Lagardere S.C.A.	1,675,605
135,426		Legrand S.A.	7,421,888
129,275		L’Oreal S.A.	23,567,427
142,902		LVMH Moet Hennessy Louis Vuitton S.A.	26,603,989
94,187		Michelin (C.G.D.E.) (Class B)	9,369,326
471,367		Natixis	2,885,464
48,461	*	Numericable SAS	2,189,760
107,471		Pernod-Ricard S.A.	12,646,033
225,556	*	Peugeot S.A.	3,962,903
38,238		PPR	7,071,905
94,499		Publicis Groupe S.A.	6,121,197
14,240	e	Remy Cointreau S.A.	989,193
98,531		Renault S.A.	9,283,994
144,474		Rexel S.A.	1,971,754
148,478		Safran S.A.	11,277,505
598,744		Sanofi-Aventis	60,398,791
282,744		Schneider Electric S.A.	17,053,743
77,281		SCOR SE	2,873,513
14,926		Societe BIC S.A.	2,378,573
368,829		Societe Generale	17,129,599
47,328		Sodexho Alliance S.A.	4,207,066
146,535		Suez Environnement S.A.	2,782,382
52,887		Technip S.A.	2,755,929
51,486		Thales S.A.	3,721,989
1,114,694		Total S.A.	53,905,284
293

TIAA-CREF FUNDS - International Equity Index Fund

SHARES		COMPANY	VALUE

50,236		Unibail-Rodamco	$13,982,228
41,765		Valeo S.A.	6,449,572
228,431		Veolia Environnement	5,306,506
242,351		Vinci S.A.	16,316,582
595,430		Vivendi Universal S.A.	14,324,145
15,769		Wendel	1,890,326
103,481		Zodiac S.A.	2,610,487
		TOTAL FRANCE	636,573,682

GERMANY - 9.0%
105,765		Adidas-Salomon AG.	9,478,497
231,330		Allianz AG.	40,498,415
22,340		Axel Springer AG.	1,255,502
467,339		BASF SE	38,286,199
420,237		Bayer AG.	56,032,473
167,517		Bayerische Motoren Werke AG.	17,158,491
27,233		Bayerische Motoren Werke AG. (Preference)	2,202,253
50,121		Beiersdorf AG.	4,760,285
77,531		Brenntag AG.	4,681,578
571,806	*	Commerzbank AG.	6,288,565
55,629		Continental AG.	13,358,173
489,106		Daimler AG. (Registered)	42,412,205
235,924		Deutsche Annington Immobilien SE	7,864,274
700,218		Deutsche Bank AG.	19,598,259
97,028		Deutsche Boerse AG.	8,946,407
126,170	*	Deutsche Lufthansa AG.	1,863,246
491,695		Deutsche Post AG.	14,606,469
1,616,083		Deutsche Telekom AG.	30,271,796
171,260		Deutsche Wohnen AG.	4,827,675
1,018,001		E.ON AG.	10,739,049
68,957		Evonik Industries AG.	2,503,829
20,856	e	Fraport AG. Frankfurt Airport Services Worldwide	1,322,326
109,172		Fresenius Medical Care AG.	9,826,299
194,731		Fresenius SE	14,309,301
36,436	e	Fuchs Petrolub AG. (Preference)	1,747,436
89,614		GEA Group AG.	3,591,339
34,167	e	Hannover Rueckversicherung AG.	3,950,050
70,689		HeidelbergCement AG.	5,264,176
56,611		Henkel KGaA	5,225,355
89,961		Henkel KGaA (Preference)	9,756,579
33,789		Hugo Boss AG.	3,474,395
574,570		Infineon Technologies AG.	7,077,509
96,232	e	K&S AG.	2,429,214
14,007		Kabel Deutschland Holding AG.	1,781,799
45,388		Lanxess AG.	2,435,645
93,887		Linde AG.	16,285,211
21,345		MAN AG.	2,224,198
64,953		Merck KGaA	6,341,264
88,718		Metro AG.	2,729,470
85,604		Muenchener Rueckver AG.	17,068,918
45,166		Osram Licht AG.	2,654,144
77,193		Porsche AG.	3,608,303
294

TIAA-CREF FUNDS - International Equity Index Fund

SHARES		COMPANY	VALUE

109,275		ProSiebenSat. Media AG.	$5,904,740
249,066	e	RWE AG.	3,461,335
498,243		SAP AG.	39,279,017
402,520		Siemens AG.	40,430,773
61,311		Symrise AG.	4,035,283
300,239		Telefonica Deutschland Holding AG.	1,932,834
204,547		ThyssenKrupp AG.	4,121,603
250,203		TUI AG. (DI)	4,652,700
61,209		United Internet AG.	3,178,147
20,423	e	Volkswagen AG.	2,828,000
83,337		Volkswagen AG. (Preference)	10,003,361
		TOTAL GERMANY	580,564,364

HONG KONG - 3.0%
6,119,400		AIA Group Ltd	35,880,058
120,900	e	ASM Pacific Technology	858,468
582,904	e	Bank of East Asia Ltd	2,177,988
1,857,000		BOC Hong Kong Holdings Ltd	5,938,098
594,000		Cathay Pacific Airways Ltd	1,178,108
350,000	e	Cheung Kong Infrastructure Holdings Ltd	3,246,940
1,378,336		Cheung Kong Property Holdings Ltd	9,644,408
1,372,336		CK Hutchison Holdings Ltd	18,792,074
969,500		CLP Holdings Ltd	8,428,366
1,103,750		First Pacific Co	755,274
1,191,000		Galaxy Entertainment Group Ltd	4,068,310
1,141,000		Hang Lung Properties Ltd	2,791,822
382,700		Hang Seng Bank Ltd	7,020,948
579,311		Henderson Land Development Co Ltd	3,699,915
1,401,640		HKT Trust and HKT Ltd	1,680,029
3,554,521		Hong Kong & China Gas Ltd	7,206,915
706,000		Hong Kong Electric Holdings Ltd	7,022,166
580,619	e	Hong Kong Exchanges and Clearing Ltd	15,194,125
319,792		Hysan Development Co Ltd	1,418,446
338,123		Kerry Properties Ltd	1,000,894
2,948,600	e	Li & Fung Ltd	2,390,320
1,152,991		Link REIT	6,888,752
740,900		MTR Corp	3,356,464
2,685,613		New World Development Co Ltd	2,864,491
2,300,999	e	Noble Group Ltd	826,149
811,261		NWS Holdings Ltd	1,219,290
2,153,937		PCCW Ltd	1,159,768
1,273,600		Sands China Ltd	4,586,173
612,192		Shangri-La Asia Ltd	560,257
1,513,546		Sino Land Co	2,336,160
1,008,000	e	SJM Holdings Ltd	836,813
889,186		Sun Hung Kai Properties Ltd	11,877,567
298,500		Swire Pacific Ltd (Class A)	3,448,731
590,600		Swire Properties Ltd	1,772,776
691,500		Techtronic Industries Co	2,527,899
2,929,000	*,g	WH Group Ltd	1,615,193
685,762		Wharf Holdings Ltd	4,080,584
459,000		Wheelock & Co Ltd	2,139,451
295

TIAA-CREF FUNDS - International Equity Index Fund

SHARES		COMPANY	VALUE

369,000		Yue Yuen Industrial Holdings	$1,346,132
		TOTAL HONG KONG	193,836,322

IRELAND - 0.9%
13,822,760	*	Bank of Ireland	5,139,614
417,658		CRH plc	11,431,643
500,339		Experian Group Ltd	8,525,807
67,097	*,m	Irish Bank Resolution Corp Ltd	0
224,966		James Hardie Industries NV	2,912,206
80,279		Kerry Group plc (Class A)	6,510,998
40,149	*	Ryanair Holdings plc	596,017
9,777		Ryanair Holdings plc (ADR)	764,487
301,048		Shire Ltd	22,798,618
		TOTAL IRELAND	58,679,390

ISRAEL - 0.6%
17,747		Azrieli Group	695,519
546,760		Bank Hapoalim Ltd	2,846,087
687,888		Bank Leumi Le-Israel	2,610,109
957,097		Bezeq Israeli Telecommunication Corp Ltd	2,051,044
2,524		Delek Group Ltd	607,510
255,184		Israel Chemicals Ltd	1,414,932
1,545		Israel Corp Ltd	398,562
81,039		Mizrahi Tefahot Bank Ltd	984,903
29,552		Nice Systems Ltd	1,826,511
438,168		Teva Pharmaceutical Industries Ltd	26,015,356
		TOTAL ISRAEL	39,450,533

ITALY - 2.2%
583,811		Assicurazioni Generali S.p.A.	11,061,209
210,685		Autostrade S.p.A.	5,834,572
6,509,007		Banca Intesa S.p.A.	22,645,193
585,945		Banca Intesa S.p.A. RSP	1,869,408
1,285,225	*	Banca Monte dei Paschi di Siena S.p.A	2,359,323
184,318	*	Banco Popolare SC	2,754,299
932,989		Enel Green Power S.p.A	1,972,491
3,585,219		Enel S.p.A.	16,532,651
1,306,760		ENI S.p.A.	21,339,714
50,800		Exor S.p.A.	2,519,380
205,294	*	Finmeccanica S.p.A.	2,683,750
536,065		Fondiaria-Sai S.p.A	1,292,417
87,221		Luxottica Group S.p.A.	6,114,220
285,495		Mediobanca S.p.A.	2,871,157
97,944		Prysmian S.p.A.	2,115,129
131,744	*,e	Saipem S.p.A.	1,237,704
1,047,360		Snam Rete Gas S.p.A.	5,420,084
3,014,246		Telecom Italia RSP	3,387,730
5,891,147	*	Telecom Italia S.p.A.	8,218,629
750,416		Terna Rete Elettrica Nazionale S.p.A.	3,816,845
2,427,731		UniCredit S.p.A	15,676,018
451,068	e	Unione de Banche Italiane SpA	3,374,775
		TOTAL ITALY	145,096,698
296

TIAA-CREF FUNDS - International Equity Index Fund

SHARES		COMPANY	VALUE

JAPAN - 22.6%
12,700		ABC-Mart, Inc	$708,369
199,500	*,e	Acom Co Ltd	1,092,220
329,200	e	Aeon Co Ltd	4,877,509
53,800		AEON Financial Service Co Ltd	1,344,223
56,000		Aeon Mall Co Ltd	936,752
76,000		Air Water, Inc	1,243,569
97,500		Aisin Seiki Co Ltd	3,869,677
286,000		Ajinomoto Co, Inc	6,370,360
88,400		Alfresa Holdings Corp	1,695,105
581,000		All Nippon Airways Co Ltd	1,734,980
87,600		Alps Electric Co Ltd	2,719,032
175,000		Amada Co Ltd	1,560,717
567,000		Aozora Bank Ltd	2,072,417
197,000		Asahi Breweries Ltd	6,076,700
480,000		Asahi Glass Co Ltd	2,748,236
640,000		Asahi Kasei Corp	3,927,443
79,100	e	Asics Corp	2,184,797
1,069,500		Astellas Pharma, Inc	15,523,222
175,000		Bank of Kyoto Ltd	1,767,413
567,000		Bank of Yokohama Ltd	3,538,709
32,500	e	Benesse Corp	871,302
329,900		Bridgestone Corp	12,097,727
148,300		Brother Industries Ltd	1,895,489
37,100		Calbee, Inc	1,344,199
551,300		Canon, Inc	16,462,952
100,400	e	Casio Computer Co Ltd	1,891,472
73,200		Central Japan Railway Co	13,352,652
343,000		Chiba Bank Ltd	2,502,195
327,800		Chubu Electric Power Co, Inc	5,042,545
114,658		Chugai Pharmaceutical Co Ltd	3,690,829
81,600		Chugoku Bank Ltd	1,156,787
148,100		Chugoku Electric Power Co, Inc	2,238,012
131,500		Citizen Watch Co Ltd	996,703
26,600	e	COLOPL, Inc	434,543
73,800		Credit Saison Co Ltd	1,515,082
266,000		Dai Nippon Printing Co Ltd	2,750,993
144,700		Daicel Chemical Industries Ltd	1,912,121
95,700	e	Daihatsu Motor Co Ltd	1,172,296
546,800		Dai-ichi Mutual Life Insurance Co	9,459,250
343,000	e	Daiichi Sankyo Co Ltd	6,736,189
119,200		Daikin Industries Ltd	7,658,715
36,300		Daito Trust Construction Co Ltd	3,929,340
304,900		Daiwa House Industry Co Ltd	8,003,714
846,000		Daiwa Securities Group, Inc	5,784,584
253,800		Denso Corp	11,832,830
110,100		Dentsu, Inc	6,189,617
59,800		Don Quijote Co Ltd	2,196,703
169,400		East Japan Railway Co	16,105,797
133,100		Eisai Co Ltd	8,325,350
297

TIAA-CREF FUNDS - International Equity Index Fund

SHARES		COMPANY	VALUE

72,900		Electric Power Development Co	$2,403,216
29,400		FamilyMart Co Ltd	1,201,777
105,100		Fanuc Ltd	18,543,995
27,300		Fast Retailing Co Ltd	9,972,207
277,000		Fuji Electric Holdings Co Ltd	1,235,851
298,300		Fuji Heavy Industries Ltd	11,536,337
232,700		Fujifilm Holdings Corp	9,282,108
948,000		Fujitsu Ltd	4,480,833
394,000		Fukuoka Financial Group, Inc	2,073,287
209,300	e	GungHo Online Entertainment Inc	681,652
186,000		Gunma Bank Ltd	1,170,814
211,000		Hachijuni Bank Ltd	1,438,755
116,000		Hakuhodo DY Holdings, Inc	1,218,794
73,900		Hamamatsu Photonics KK	1,881,184
562,000		Hankyu Hanshin Holdings, Inc	3,660,938
9,300		Hikari Tsushin, Inc	707,718
127,900		Hino Motors Ltd	1,463,573
14,900		Hirose Electric Co Ltd	1,803,435
242,000		Hiroshima Bank Ltd	1,343,962
28,700	e	Hisamitsu Pharmaceutical Co, Inc	1,112,409
58,200		Hitachi Chemical Co Ltd	920,002
54,000	e	Hitachi Construction Machinery Co Ltd	836,289
33,600		Hitachi High-Technologies Corp	903,606
2,458,000		Hitachi Ltd	14,179,685
106,700		Hitachi Metals Ltd	1,208,468
594,000		Hokuhoku Financial Group, Inc	1,318,812
92,200		Hokuriku Electric Power Co	1,375,242
828,300		Honda Motor Co Ltd	27,400,525
215,900		Hoya Corp	8,909,494
60,000	e	Ibiden Co Ltd	826,747
44,100		Idemitsu Kosan Co Ltd	723,216
78,100		Iida Group Holdings Co Ltd	1,463,818
483,600		Inpex Holdings, Inc	4,609,675
180,880		Isetan Mitsukoshi Holdings Ltd	2,901,642
706,000		Ishikawajima-Harima Heavy Industries Co Ltd	1,991,920
297,600		Isuzu Motors Ltd	3,475,825
828,800		Itochu Corp	10,370,756
23,900		Itochu Techno-Science Corp	523,959
128,800		Iyo Bank Ltd	1,384,882
120,000		J Front Retailing Co Ltd	1,970,673
60,800		Japan Airlines Co Ltd	2,290,526
21,900	e	Japan Airport Terminal Co Ltd	1,184,437
415		Japan Prime Realty Investment Corp	1,350,899
657		Japan Real Estate Investment Corp	3,036,970
1,219		Japan Retail Fund Investment Corp	2,360,924
563,600		Japan Tobacco, Inc	19,507,204
246,600		JFE Holdings, Inc	3,876,680
104,000		JGC Corp	1,650,682
344,000		Joyo Bank Ltd	1,786,778
94,100		JSR Corp	1,486,148
104,800		JTEKT Corp	1,806,420
1,132,600		JX Holdings, Inc	4,447,334
298

TIAA-CREF FUNDS - International Equity Index Fund

SHARES		COMPANY	VALUE

425,000		Kajima Corp	$2,432,055
77,200	e	Kakaku.com, Inc	1,440,185
114,000		Kamigumi Co Ltd	979,448
139,000		Kaneka Corp	1,232,548
362,600	*	Kansai Electric Power Co, Inc	4,645,892
115,000		Kansai Paint Co Ltd	1,753,035
254,300		Kao Corp	13,055,587
724,000		Kawasaki Heavy Industries Ltd	2,905,982
887,700		KDDI Corp	21,480,842
253,000	e	Keihan Electric Railway Co Ltd	1,794,110
242,000		Keihin Electric Express Railway Co Ltd	1,990,658
290,000		Keio Corp	2,360,246
139,000		Keisei Electric Railway Co Ltd	1,712,875
23,800		Keyence Corp	12,390,479
75,000	e	Kikkoman Corp	2,349,101
911,000		Kintetsu Corp	3,522,003
411,400		Kirin Brewery Co Ltd	5,826,788
1,566,000		Kobe Steel Ltd	1,977,501
52,000		Koito Manufacturing Co Ltd	1,969,802
469,400		Komatsu Ltd	7,715,756
46,000		Konami Corp	1,045,201
232,000		Konica Minolta Holdings, Inc	2,383,664
15,000		Kose Corp	1,464,894
568,000		Kubota Corp	8,804,825
170,500		Kuraray Co Ltd	2,102,925
53,400		Kurita Water Industries Ltd	1,205,815
161,100		Kyocera Corp	7,287,301
117,000		Kyowa Hakko Kogyo Co Ltd	1,928,512
214,000	*	Kyushu Electric Power Co, Inc	2,582,708
222,700	*	Kyushu Financial Group, Inc	1,712,651
32,500		Lawson, Inc	2,407,365
133,500		LIXIL Group Corp	2,858,241
25,200	*	Mabuchi Motor Co Ltd	1,246,880
60,200	e	Makita Corp	3,298,528
845,600		Marubeni Corp	4,885,900
112,600		Marui Co Ltd	1,454,428
24,800	e	Maruichi Steel Tube Ltd	635,085
1,120,500		Matsushita Electric Industrial Co Ltd	13,146,534
275,700		Mazda Motor Corp	5,411,788
39,300	e	McDonald’s Holdings Co Japan Ltd	929,495
75,900		Mediceo Paltac Holdings Co Ltd	1,324,611
62,000		MEIJI Holdings Co Ltd	4,885,583
161,000		Minebea Co Ltd	1,773,221
26,500		Miraca Holdings, Inc	1,179,389
680,200		Mitsubishi Chemical Holdings Corp	4,238,704
698,800		Mitsubishi Corp	12,704,591
982,000		Mitsubishi Electric Corp	10,227,271
650,000		Mitsubishi Estate Co Ltd	13,940,205
209,000		Mitsubishi Gas Chemical Co, Inc	1,165,255
1,539,000		Mitsubishi Heavy Industries Ltd	7,758,818
64,000		Mitsubishi Logistics Corp	918,521
561,000		Mitsubishi Materials Corp	1,956,954
299

TIAA-CREF FUNDS - International Equity Index Fund

SHARES		COMPANY	VALUE

325,499		Mitsubishi Motors Corp	$2,883,047
6,484,980		Mitsubishi UFJ Financial Group, Inc	41,941,802
247,300		Mitsubishi UFJ Lease & Finance Co Ltd	1,298,017
863,600		Mitsui & Co Ltd	10,952,961
407,000		Mitsui Chemicals, Inc	1,538,929
480,000		Mitsui Fudosan Co Ltd	13,062,551
583,000		Mitsui OSK Lines Ltd	1,556,851
254,000		Mitsui Sumitomo Insurance Group Holdings, Inc	7,488,071
1,663,000		Mitsui Trust Holdings, Inc	6,383,503
21,600		Mixi Inc	824,834
12,012,607		Mizuho Financial Group, Inc	24,744,100
103,800		Murata Manufacturing Co Ltd	14,776,077
61,800		Nabtesco Corp	1,237,540
428,000	e	Nagoya Railroad Co Ltd	1,768,836
90,400		Namco Bandai Holdings, Inc	2,222,053
1,306,000		NEC Corp	4,028,986
65,500		Nexon Co Ltd	908,550
132,000		NGK Insulators Ltd	2,857,780
89,688		NGK Spark Plug Co Ltd	2,188,837
77,800		NHK Spring Co Ltd	791,841
112,300		Nidec Corp	8,462,483
169,500	e	Nikon Corp	2,192,731
55,000		Nintendo Co Ltd	8,792,663
704		Nippon Building Fund, Inc	3,343,490
205,000		Nippon Electric Glass Co Ltd	1,003,140
417,000		Nippon Express Co Ltd	2,148,254
87,000		Nippon Meat Packers, Inc	1,814,690
74,000		Nippon Paint Co Ltd	1,563,028
732		Nippon ProLogis REIT, Inc	1,287,280
386,800		Nippon Steel Corp	7,841,419
381,000		Nippon Telegraph & Telephone Corp	13,967,981
804,000		Nippon Yusen Kabushiki Kaisha	2,103,598
1,258,400		Nissan Motor Co Ltd	13,044,850
107,300		Nisshin Seifun Group, Inc	1,640,020
31,500		Nissin Food Products Co Ltd	1,456,185
37,300		Nitori Co Ltd	2,908,613
84,400		Nitto Denko Corp	5,412,098
180,200		NKSJ Holdings, Inc	5,657,967
50,600		NOK Corp	1,189,083
1,842,100		Nomura Holdings, Inc	11,587,440
61,800		Nomura Real Estate Holdings, Inc	1,320,601
1,799	*	Nomura Real Estate Master Fund, Inc	2,279,499
60,000		Nomura Research Institute Ltd	2,452,226
238,400		NSK Ltd	2,819,549
62,300		NTT Data Corp	3,100,355
743,600		NTT DoCoMo, Inc	14,481,971
59,600		NTT Urban Development Corp	590,580
323,000		Obayashi Corp	2,832,729
312,000	e	Odakyu Electric Railway Co Ltd	3,049,712
406,000		OJI Paper Co Ltd	2,102,674
138,700		Olympus Corp	4,678,534
99,600		Omron Corp	3,298,040
300

TIAA-CREF FUNDS - International Equity Index Fund

SHARES		COMPANY	VALUE

42,200		Ono Pharmaceutical Co Ltd	$5,781,175
26,800		Oracle Corp Japan	1,218,885
101,900		Oriental Land Co Ltd	6,190,095
671,400		ORIX Corp	9,804,970
928,000		Osaka Gas Co Ltd	3,654,897
278,700		Osaka Securities Exchange Co Ltd	4,484,548
25,900		Otsuka Corp	1,252,000
209,100		Otsuka Holdings KK	6,958,933
48,400	e	Park24 Co Ltd	1,014,395
495,200		Rakuten, Inc	6,860,100
72,700		Recruit Holdings Co Ltd	2,336,692
1,126,500		Resona Holdings, Inc	5,960,676
354,000		Ricoh Co Ltd	3,815,375
18,200		Rinnai Corp	1,442,824
48,700		Rohm Co Ltd	2,407,317
12,200		Ryohin Keikaku Co Ltd	2,449,722
28,000		Sankyo Co Ltd	1,079,111
24,200	e	Sanrio Co Ltd	642,902
184,400		Santen Pharmaceutical Co Ltd	2,502,764
113,440		SBI Holdings, Inc	1,283,950
106,000		Secom Co Ltd	7,070,733
96,100		Sega Sammy Holdings, Inc	1,012,012
63,300		Seibu Holdings, Inc	1,281,114
142,300		Seiko Epson Corp	2,173,654
207,000		Sekisui Chemical Co Ltd	2,442,393
301,400		Sekisui House Ltd	5,017,230
382,500		Seven & I Holdings Co Ltd	17,374,989
287,100		Seven Bank Ltd	1,308,187
828,000	*,e	Sharp Corp	907,553
88,600		Shikoku Electric Power Co, Inc	1,504,170
125,000		Shimadzu Corp	1,939,059
11,000	e	Shimamura Co Ltd	1,235,423
39,900		Shimano, Inc	6,286,982
297,000		Shimizu Corp	2,600,413
208,700		Shin-Etsu Chemical Co Ltd	12,411,212
880,000		Shinsei Bank Ltd	1,845,160
149,900		Shionogi & Co Ltd	6,148,372
181,500	e	Shiseido Co Ltd	4,311,363
264,000		Shizuoka Bank Ltd	2,648,385
148,300		Shoei Co Ltd	1,385,112
93,700		Showa Shell Sekiyu KK	827,038
27,400		SMC Corp	7,048,431
492,500		Softbank Corp	27,593,744
99,500		So-net M3, Inc	1,928,522
640,500	*	Sony Corp	18,206,470
87,300		Sony Financial Holdings, Inc	1,564,641
71,700		Stanley Electric Co Ltd	1,369,511
759,009		Sumitomo Chemical Co Ltd	4,347,757
572,900		Sumitomo Corp	6,265,967
79,800	e	Sumitomo Dainippon Pharma Co Ltd	883,230
378,600		Sumitomo Electric Industries Ltd	5,167,113
277,000		Sumitomo Heavy Industries Ltd	1,248,165
251,000		Sumitomo Metal Mining Co Ltd	3,114,007
301

TIAA-CREF FUNDS - International Equity Index Fund

SHARES		COMPANY	VALUE

652,500		Sumitomo Mitsui Financial Group, Inc	$26,030,603
182,000		Sumitomo Realty & Development Co Ltd	5,992,962
85,100		Sumitomo Rubber Industries, Inc	1,265,733
71,700		Suntory Beverage & Food Ltd	2,899,380
88,200		Suruga Bank Ltd	1,736,394
41,900		Suzuken Co Ltd	1,603,677
183,100		Suzuki Motor Corp	5,995,328
74,100		Sysmex Corp	4,235,467
294,900		T&D Holdings, Inc	3,875,197
590,000		Taiheiyo Cement Corp	1,945,067
534,000		Taisei Corp	3,470,205
17,400		Taisho Pharmaceutical Holdings Co Ltd	1,085,670
76,300	e	Taiyo Nippon Sanso Corp	786,470
142,000		Takashimaya Co Ltd	1,269,368
403,900		Takeda Pharmaceutical Co Ltd	19,723,346
114,900		Tanabe Seiyaku Co Ltd	1,942,872
62,300		TDK Corp	3,968,287
469,000		Teijin Ltd	1,655,593
152,500		Terumo Corp	4,524,680
58,800		THK Co Ltd	1,107,652
526,000		Tobu Railway Co Ltd	2,544,107
56,900		Toho Co Ltd	1,480,720
212,000	e	Toho Gas Co Ltd	1,298,364
227,400		Tohoku Electric Power Co, Inc	3,192,795
344,800		Tokio Marine Holdings, Inc	13,285,721
759,100	*	Tokyo Electric Power Co, Inc	5,178,144
88,400	e	Tokyo Electron Ltd	5,302,132
1,203,000		Tokyo Gas Co Ltd	5,953,478
133,500		Tokyo Tatemono Co Ltd	1,658,784
564,000		Tokyu Corp	4,573,332
261,700		Tokyu Fudosan Holdings Corp	1,839,527
143,000		TonenGeneral Sekiyu KK	1,485,722
269,000		Toppan Printing Co Ltd	2,412,248
744,000		Toray Industries, Inc	6,490,806
2,084,000		Toshiba Corp	5,879,083
71,400		Toto Ltd	2,420,843
81,800		Toyo Seikan Kaisha Ltd	1,580,644
45,400		Toyo Suisan Kaisha Ltd	1,672,888
32,300		Toyoda Gosei Co Ltd	740,383
83,900		Toyota Industries Corp	4,408,927
1,390,900		Toyota Motor Corp	85,212,697
104,400		Toyota Tsusho Corp	2,390,974
52,800		Trend Micro, Inc	2,057,692
189,600		Uni-Charm Corp	4,049,148
1,288		United Urban Investment Corp	1,786,973
109,100		USS Co Ltd	1,926,037
83,000		West Japan Railway Co	5,831,310
714,200		Yahoo! Japan Corp	3,029,009
43,800	e	Yakult Honsha Co Ltd	2,318,841
353,900	e	Yamada Denki Co Ltd	1,592,069
100,000	e	Yamaguchi Financial Group, Inc	1,229,959
85,700		Yamaha Corp	2,126,968
302

TIAA-CREF FUNDS - International Equity Index Fund

SHARES		COMPANY	VALUE

131,800		Yamaha Motor Co Ltd	$2,955,280
176,500		Yamato Transport Co Ltd	3,474,278
57,000	e	Yamazaki Baking Co Ltd	1,097,739
120,500	e	Yaskawa Electric Corp	1,429,359
112,900		Yokogawa Electric Corp	1,261,126
49,400		Yokohama Rubber Co Ltd	949,648
		TOTAL JAPAN	1,463,955,075

JERSEY, C.I. - 0.1%
47,917		Randgold Resources Ltd	3,213,641
		TOTAL JERSEY, C.I.	3,213,641

LUXEMBOURG - 0.2%
531,104	e	ArcelorMittal	2,965,826
33,169		Millicom International Cellular S.A.	1,849,058
20,160		RTL Group	1,743,934
159,652		SES Global S.A.	4,710,589
236,856	e	Tenaris S.A.	2,983,038
		TOTAL LUXEMBOURG	14,252,445

MACAU - 0.0%
492,000		MGM China Holdings Ltd	717,623
790,000	e	Wynn Macau Ltd	1,084,538
		TOTAL MACAU	1,802,161

MEXICO - 0.0%
110,456		Fresnillo plc	1,238,915
		TOTAL MEXICO	1,238,915

NETHERLANDS - 3.4%
920,554		Aegon NV	5,648,948
124,334		Akzo Nobel NV	8,794,189
187,632	*,e	Altice NV (Class A)	3,249,691
55,200	*	Altice NV (Class B)	980,316
175,450		ASML Holding NV	16,274,964
42,831		Boskalis Westminster	2,078,788
142,268		Delta Lloyd NV	1,121,076
92,497		DSM NV	4,930,788
40,355		Gemalto NV	2,526,602
51,075		Heineken Holding NV	4,080,530
115,878		Heineken NV	10,554,497
1,964,309		ING Groep NV	28,588,302
452,135		Koninklijke Ahold NV	9,197,671
474,594		Koninklijke Philips Electronics NV	12,794,456
35,272		Koninklijke Vopak NV	1,416,893
132,614		NN Group NV	4,155,170
41,705	*,e	OCI NV	1,176,549
65,321		Randstad Holdings NV	3,895,502
1,987,169		Royal Dutch Shell plc (A Shares)	51,879,712
1,246,793		Royal Dutch Shell plc (B Shares)	32,647,132
1,623,272		Royal KPN NV	5,947,995
303

TIAA-CREF FUNDS - International Equity Index Fund

SHARES		COMPANY	VALUE

245,827		TNT Express NV	$2,065,689
150,928		Wolters Kluwer NV	5,100,957
		TOTAL NETHERLANDS	219,106,417

NEW ZEALAND - 0.2%
471,268		Auckland International Airport Ltd	1,674,707
396,843		Contact Energy Ltd	1,392,901
359,760		Fletcher Building Ltd	1,811,984
660,513	*	Meridian Energy Ltd	992,495
342,618		Mighty River Power Ltd	648,915
183,280		Ryman Healthcare Ltd	977,896
927,420		Telecom Corp of New Zealand Ltd	2,103,595
		TOTAL NEW ZEALAND	9,602,493

NORWAY - 0.5%
490,001		DNB NOR Holding ASA	6,238,668
96,418		Gjensidige Forsikring BA	1,467,967
677,719		Norsk Hydro ASA	2,427,441
413,370		Orkla ASA	3,517,808
566,626		Statoil ASA	9,159,090
385,849	e	Telenor ASA	7,268,683
92,131		Yara International ASA	4,185,140
		TOTAL NORWAY	34,264,797

PORTUGAL - 0.1%
19,421,365	e	Banco Comercial Portugues S.A.	1,113,282
1,163,285		Energias de Portugal S.A.	4,298,893
196,256		Galp Energia SGPS S.A.	2,118,577
127,590		Jeronimo Martins SGPS S.A.	1,790,945
		TOTAL PORTUGAL	9,321,697

SINGAPORE - 1.3%
1,035,960		Ascendas REIT	1,763,751
1,058,000		CapitaCommercial Trust	1,061,726
1,287,300		CapitaLand Ltd	2,839,670
1,216,730		CapitaMall Trust	1,715,483
199,400		City Developments Ltd	1,128,467
1,079,000		ComfortDelgro Corp Ltd	2,334,535
906,750		DBS Group Holdings Ltd	11,148,533
2,979,100	e	Genting International plc	1,725,707
1,670,100		Global Logistic Properties	2,671,163
3,391,247	e	Golden Agri-Resources Ltd	941,147
2,771,800	e	Hutchison Port Holdings Trust	1,535,178
57,809		Jardine Cycle & Carriage Ltd	1,338,440
728,500	e	Keppel Corp Ltd	3,667,049
1,531,394		Oversea-Chinese Banking Corp	9,843,575
489,260	e	SembCorp Industries Ltd	1,246,711
437,600	e	SembCorp Marine Ltd	728,172
268,633		Singapore Airlines Ltd	2,066,658
391,800	e	Singapore Exchange Ltd	2,061,410
848,200	e	Singapore Press Holdings Ltd	2,412,277
798,500		Singapore Technologies Engineering Ltd	1,882,047
304

TIAA-CREF FUNDS - International Equity Index Fund

SHARES		COMPANY	VALUE

4,164,603		Singapore Telecommunications Ltd	$11,832,687
426,000		StarHub Ltd	1,092,824
1,181,000		Suntec Real Estate Investment Trust	1,387,191
646,758		United Overseas Bank Ltd	9,391,429
222,770	e	UOL Group Ltd	1,039,614
956,500	e	Wilmar International Ltd	2,131,434
		TOTAL SINGAPORE	80,986,878

SOUTH AFRICA - 0.1%
274,861		Investec plc	2,289,647
188,933		Mondi plc	4,368,913
		TOTAL SOUTH AFRICA	6,658,560

SPAIN - 3.3%
234,729	e	Abertis Infraestructuras S.A. (Continuous)	3,897,924
101,224		ACS Actividades Construccion y Servicios S.A.	3,434,368
34,966	*,g	Aena S.A.	3,902,409
226,310		Amadeus IT Holding S.A.	9,626,449
3,199,928		Banco Bilbao Vizcaya Argentaria S.A.	27,530,933
34,427	*,e,m	Banco Bilbao Vizcaya Argentaria S.A.	296,198
2,539,567	e	Banco de Sabadell S.A.	4,899,590
868,034	e	Banco Popular Espanol S.A.	3,300,345
7,274,851		Banco Santander Central Hispano S.A.	40,638,760
2,354,342	e	Bankia S.A.	3,025,577
338,238		Bankinter S.A.	2,446,191
518,539		Corp Mapfre S.A.	1,538,382
1,354,804		Criteria CaixaBank S.A.	5,189,110
310,257	e	Distribuidora Internacional de Alimentacion S.A.	1,971,247
107,602		Enagas	3,253,698
157,150		Endesa S.A.	3,494,259
225,528		Ferrovial S.A.	5,689,489
172,598		Gas Natural SDG S.A.	3,733,609
80,261	e	Grifols S.A.	3,717,286
2,769,961		Iberdrola S.A.	19,752,976
553,381	e	Industria de Diseno Textil SA	20,720,995
54,146		Red Electrica de Espana	4,766,737
538,476		Repsol YPF S.A.	6,778,540
2,253,513		Telefonica S.A.	29,731,362
122,644	e	Zardoya Otis S.A.	1,508,027
		TOTAL SPAIN	214,844,461

SWEDEN - 2.8%
149,953	e	Alfa Laval AB	2,630,749
508,256		Assa Abloy AB	10,110,776
342,919	e	Atlas Copco AB (A Shares)	8,936,705
199,176	e	Atlas Copco AB (B Shares)	4,815,044
139,887		Boliden AB	2,678,327
122,443		Electrolux AB (Series B)	3,602,318
1,536,414		Ericsson (LM) (B Shares)	14,953,154
100,734		Getinge AB (B Shares)	2,517,508
489,404		Hennes & Mauritz AB (B Shares)	19,024,535
131,381	e	Hexagon AB (B Shares)	4,557,002
305

TIAA-CREF FUNDS - International Equity Index Fund

SHARES		COMPANY	VALUE

207,994		Husqvarna AB (B Shares)	$1,369,280
42,612	e	ICA Gruppen AB	1,520,145
97,890		Industrivarden AB	1,776,797
239,547		Investor AB (B Shares)	8,865,179
121,824		Kinnevik Investment AB (Series B)	3,882,261
115,990	*,e	Lundin Petroleum AB	1,678,953
1,533,542		Nordea Bank AB	16,920,540
540,426		Sandvik AB	5,040,398
155,829		Securitas AB (B Shares)	2,034,455
758,131		Skandinaviska Enskilda Banken AB (Class A)	7,961,036
192,535		Skanska AB (B Shares)	3,756,932
205,022		SKF AB (B Shares)	3,602,666
295,319		Svenska Cellulosa AB (B Shares)	8,698,315
762,143		Svenska Handelsbanken AB	10,351,021
452,043		Swedbank AB (A Shares)	10,357,829
97,842		Swedish Match AB	3,075,733
156,582		Tele2 AB	1,563,722
1,340,962		TeliaSonera AB	6,851,670
784,449		Volvo AB (B Shares)	8,113,657
		TOTAL SWEDEN	181,246,707

SWITZERLAND - 9.6%
1,114,529		ABB Ltd	21,026,364
52,268		Actelion Ltd	7,255,535
85,997		Adecco S.A.	6,392,612
44,395	e	Aryzta AG.	1,999,107
27,180		Baloise Holding AG.	3,258,795
1,240	e	Barry Callebaut AG.	1,485,943
488	e	Chocoladefabriken Lindt & Spruengli AG	2,978,349
264,726		Cie Financiere Richemont S.A.	22,699,609
100,572		Coca-Cola HBC AG.	2,396,254
787,971		Credit Suisse Group	19,652,957
19,986	*	Dufry Group	2,334,869
4,352		EMS-Chemie Holding AG.	1,841,658
18,728		Geberit AG.	6,043,887
4,632		Givaudan S.A.	8,282,945
6,374,890		Glencore Xstrata plc	11,005,935
221,105		Holcim Ltd	12,451,472
113,948		Julius Baer Group Ltd	5,649,827
28,102		Kuehne & Nagel International AG.	3,893,742
54		Lindt & Spruengli AG. (Registered)	4,006,474
26,938		Lonza Group AG.	3,953,952
1,639,741		Nestle S.A.	125,233,473
1,155,892		Novartis AG.	104,710,698
21,552		Pargesa Holding S.A.	1,366,769
8,354		Partners Group	3,022,856
27,897		Phonak Holding AG.	3,806,387
356,864		Roche Holding AG.	96,888,170
21,737		Schindler Holding AG.	3,526,679
11,303		Schindler Holding AG. (Registered)	1,839,703
2,682	e	SGS S.A.	5,106,803
1,080		Sika AG.	3,541,917
306

TIAA-CREF FUNDS - International Equity Index Fund

SHARES		COMPANY	VALUE

327,710	e	STMicroelectronics NV	$2,258,010
14,378		Sulzer AG.	1,452,835
15,821	e	Swatch Group AG.	6,178,724
28,610		Swatch Group AG. (Registered)	2,066,836
16,653		Swiss Life Holding	3,968,241
38,301		Swiss Prime Site AG.	2,926,311
180,220		Swiss Re Ltd	16,729,960
12,858		Swisscom AG.	6,624,632
47,290		Syngenta AG.	15,888,034
1,856,407		UBS AG.	37,076,952
132,087		Wolseley plc	7,754,996
75,667		Zurich Financial Services AG.	19,968,515
		TOTAL SWITZERLAND	620,547,787

UNITED KINGDOM - 18.3%
495,428		3i Group plc	3,816,323
483,994	e	Aberdeen Asset Management plc	2,580,655
121,866		Admiral Group plc	3,024,247
128,517		Aggreko plc	1,811,551
195,356		AMEC plc	2,137,627
713,704		Anglo American plc (London)	5,987,769
723,137		ARM Holdings plc	11,388,418
256,848		Ashtead Group plc	3,949,229
187,462		Associated British Foods plc	9,960,955
644,686		AstraZeneca plc	41,087,446
2,042,108		Aviva plc	15,261,834
126,055		Babcock International Group	1,868,648
1,598,692		BAE Systems plc	10,814,333
8,549,228		Barclays plc	30,459,013
503,180		Barratt Developments plc	4,740,190
1,736,522		BG Group plc	27,434,471
9,292,332		BP plc	55,224,194
947,456		British American Tobacco plc	56,287,935
495,284		British Land Co plc	6,634,175
4,259,429		BT Group plc	30,418,760
168,209		Bunzl plc	4,810,196
222,461		Burberry Group plc	4,544,013
331,691		Capita Group plc	6,506,412
2,523,768		Centrica plc	8,781,639
476,127		CNH Industrial NV	3,223,034
566,531		Cobham plc	2,418,851
844,427		Compass Group plc	14,516,456
67,306		Croda International plc	3,002,320
1,283,945		Diageo plc	37,016,043
684,890		Direct Line Insurance Group plc	4,154,445
79,497		easyJet plc	2,141,501
457,879	*,e	Fiat DaimlerChrysler Automobiles NV	6,745,993
838,932		GKN plc	3,706,931
2,476,383		GlaxoSmithKline plc	53,404,946
808,549		Group 4 Securicor plc	3,020,229
394,789		Hammerson plc	3,868,027
134,104		Hargreaves Lansdown plc	2,980,298
307

TIAA-CREF FUNDS - International Equity Index Fund

SHARES		COMPANY	VALUE

9,909,960		HSBC Holdings plc	$77,426,175
274,996		ICAP plc	1,861,521
143,784		IMI plc	2,108,471
485,985		Imperial Tobacco Group plc	26,169,319
223,754		Inmarsat plc	3,391,418
120,183		InterContinental Hotels Group plc	4,802,443
408,704	*	International Consolidated Airlines Group S.A.	3,654,222
80,997		Intertek Group plc	3,271,227
1,949,574		ITV plc	7,568,808
674,822	e	J Sainsbury plc	2,765,039
104,674		Johnson Matthey plc	4,163,323
1,168,845		Kingfisher plc	6,353,567
401,859		Land Securities Group plc	8,278,979
2,977,308		Legal & General Group plc	11,989,618
466,658		Liberty International plc	2,484,178
29,180,240		Lloyds TSB Group plc	33,119,870
156,182		London Stock Exchange Group plc	6,114,908
828,081		Marks & Spencer Group plc	6,538,746
395,559		Meggitt plc	2,154,882
495,223		Melrose Industries plc	2,026,018
423,676	g	Merlin Entertainments plc	2,703,440
1,917,540		National Grid plc	27,315,121
551,552		New Carphone Warehouse plc	3,915,512
72,880		Next plc	8,975,530
2,465,198		Old Mutual plc	8,057,276
412,284		Pearson plc	5,473,396
154,369		Persimmon plc	4,734,111
132,364		Petrofac Ltd	1,717,454
1,315,552		Prudential plc	30,726,659
328,650		Reckitt Benckiser Group plc	32,073,102
536,840	*	Reed Elsevier NV	9,156,761
589,289		Reed Elsevier plc	10,537,137
351,664		Rexam plc	2,924,011
215,839		Rio Tinto Ltd	7,717,981
645,874		Rio Tinto plc	23,539,023
938,314		Rolls-Royce Group plc	9,922,210
85,674,359	*,m	Rolls-Royce Holdings plc	132,076
1,626,097	*	Royal Bank of Scotland Group plc	7,946,151
420,400		Royal Mail plc	2,880,191
513,920		RSA Insurance Group plc	3,326,046
495,381		SABMiller plc	30,427,974
538,130		Sage Group plc	4,511,983
63,673		Schroders plc	2,921,528
502,413		Scottish & Southern Energy plc	11,688,431
191,323	*,e	Seadrill Ltd (Oslo Exchange)	1,230,321
371,896		Segro plc	2,576,172
120,316		Severn Trent plc	4,149,433
517,833		Sky plc	8,738,804
454,188		Smith & Nephew plc	7,755,514
196,553		Smiths Group plc	2,907,802
138,179	*	Sports Direct International plc	1,482,529
261,774		St. James’s Place plc	3,879,615
308

TIAA-CREF FUNDS - International Equity Index Fund

SHARES		COMPANY	RATE	MATURITY DATE	VALUE

1,293,594		Standard Chartered plc			$14,359,714
981,696		Standard Life plc			6,346,969
138,668	*,e	Subsea 7 S.A.			1,087,613
276,700		Tate & Lyle plc			2,539,852
1,699,655		Taylor Wimpey plc			5,177,754
4,135,861		Tesco plc			11,664,358
125,151		Travis Perkins plc			3,688,724
472,986	*	Tullow Oil plc			1,477,361
825,174	e	Unilever NV			37,312,405
654,736		Unilever plc			29,154,406
347,906		United Utilities Group plc			5,294,141
13,460,983		Vodafone Group plc			44,299,182
108,183		Weir Group plc			1,777,215
91,119		Whitbread plc			6,958,216
438,873		William Hill plc			2,141,380
1,109,854	e	WM Morrison Supermarkets plc			2,877,842
657,775		WPP plc			14,745,223
		TOTAL UNITED KINGDOM			1,182,917,488

UNITED STATES - 0.9%
92,523		Carnival plc			5,149,428
765,776	d,e	iShares MSCI EAFE Index Fund			46,796,571
110,647	*	Qiagen NV			2,682,480
187,263	e	Transocean Ltd			2,866,511
		TOTAL UNITED STATES			57,494,990

		TOTAL COMMON STOCKS			6,432,127,319
		(Cost $5,997,503,182)

RIGHTS / WARRANTS - 0.0%
AUSTRALIA - 0.0%
989,098	m	BGP Holdings plc			0
		TOTAL AUSTRALIA			0

IRELAND - 0.0%
41,178	m	Ryanair Holdings plc			13,322
		TOTAL IRELAND			13,322

SPAIN - 0.0%
7,241,399		Banco Santander S.A.			398,150
		TOTAL SPAIN			398,150

		TOTAL RIGHTS / WARRANTS			411,472
		(Cost $423,476)

PRINCIPAL		ISSUER

SHORT-TERM INVESTMENTS - 4.5%

GOVERNMENT AGENCY DEBT - 0.2%

$7,300,000		Federal Home Loan Bank (FHLB)	0.030%	11/04/15	7,299,992
2,000,000		FHLB	0.055	11/17/15	1,999,980
		TOTAL GOVERNMENT AGENCY DEBT			9,299,972
309

TIAA-CREF FUNDS - International Equity Index Fund

SHARES		COMPANY	VALUE

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 4.3%
280,957,418	a,c	TIAA-CREF Short Term Lending Portfolio of the State Street Navigator Securities Lending Trust	$280,957,418
		TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES	280,957,418
		TOTAL SHORT-TERM INVESTMENTS	290,257,390
		(Cost $290,257,351)

		TOTAL INVESTMENTS - 104.0%	6,722,796,181
		(Cost $6,288,184,009)
		OTHER ASSETS & LIABILITIES, NET - (4.0)%	(257,469,375)
		NET ASSETS - 100.0%	$6,465,326,806

Abbreviation(s):
ADR American Depositary Receipt
REIT Real Estate Investment Trust

*	Non-income producing
a	Affiliated holding
c	Investments made with cash collateral received from securities on loan.
d	All or a portion of these securities have been segregated to cover margin requirements on open futures transactions.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $267,900,519.
g	Security is exempt from registration under Rule 144(A) of the Securities Act of 1933 and may be resold in transactions exempt from registration to qualified institutional buyers.
At 10/31/2015, the aggregate value of these securities amounted to $8,221,042 or 0.1% of net assets.
m	Indicates a security that has been deemed illiquid.
310

TIAA-CREF FUNDS - International Equity Index Fund

TIAA-CREF FUNDS

INTERNATIONAL EQUITY INDEX FUND

SUMMARY OF MARKET VALUES BY SECTOR

October 31, 2015

		% OF
SECTOR	VALUE	NET ASSETS
FINANCIALS	$1,672,033,174	25.8%
CONSUMER DISCRETIONARY	846,362,702	13.1
INDUSTRIALS	803,880,227	12.4
CONSUMER STAPLES	761,506,295	11.8
HEALTH CARE	740,602,643	11.5
MATERIALS	425,860,565	6.6
ENERGY	314,314,331	4.9
TELECOMMUNICATION SERVICES	316,596,488	4.9
INFORMATION TECHNOLOGY	309,581,967	4.8
UTILITIES	241,800,399	3.7
SHORT - TERM INVESTMENTS	290,257,390	4.5
OTHER ASSETS & LIABILITIES, NET	(257,469,375)	(4.0)

NET ASSETS	$6,465,326,806	100.0%
311

TIAA-CREF FUNDS - Emerging Markets Debt Fund

TIAA-CREF FUNDS
EMERGING MARKETS DEBT FUND
SCHEDULE OF INVESTMENTS
October 31, 2015

PRINCIPAL			ISSUER	RATE	MATURITY DATE	VALUE

BONDS - 96.8%

CORPORATE BONDS - 45.4%

BRAZIL - 3.6%
	$1,050,000	g	GTL Trade Finance, Inc	5.893%	04/29/24	$880,110
	1,800,000	g	Klabin Finance S.A.	5.250	07/16/24	1,616,400
	2,000,000	g	Odebrecht Finance Ltd	4.375	04/25/25	1,204,000
	186,840	g	Odebrecht Offshore Drilling Finance Ltd	6.625	10/01/22	61,190
	330,727	g	Odebrecht Offshore Drilling Finance Ltd	6.750	10/01/22	110,628
	2,305,000	g	Oi S.A.	9.750	09/15/16	525,963
BRL	1,100,000	g	Oi S.A.	5.750	02/10/22	682,000
	$1,125,000		Petrobras International Finance Co	5.750	01/20/20	961,875
	1,200,000	g	QGOG Constellation S.A.	6.250	11/09/19	600,000
	1,100,000	g	Samarco Mineracao S.A.	5.375	09/26/24	943,250
			TOTAL BRAZIL			7,585,416

CHILE - 3.3%
	1,000,000	g	AES Gener S.A.	5.000	07/14/25	1,006,621
	700,000	g	Corp Nacional del Cobre de Chile-CODELCO	3.000	07/17/22	661,174
	1,100,000	g	Corp Nacional del Cobre de Chile-CODELCO	4.500	09/16/25	1,091,529
	1,000,000	g	Corp Nacional del Cobre de Chile-CODELCO	4.875	11/04/44	891,015
	1,300,000	g	Empresa Electrica Angamos S.A.	4.875	05/25/29	1,220,682
	1,000,000	g	ENTEL Chile S.A.	4.750	08/01/26	972,992
	1,000,000	g	Latam Airlines Group S.A.	7.250	06/09/20	925,000
			TOTAL CHILE			6,769,013

CHINA - 2.2%
	1,000,000		Baidu, Inc	3.000	06/30/20	999,989
	1,500,000	g	Golden Eagle Retail Group Ltd	4.625	05/21/23	1,174,142
	1,300,000	g	Industrial & Commercial Bank of China Ltd	4.875	09/21/25	1,315,115
	1,100,000	g	Semiconductor Manufacturing International Corp	4.125	10/07/19	1,097,852
			TOTAL CHINA			4,587,098

COLOMBIA - 3.3%
	1,940,000		Bancolombia S.A.	5.950	06/03/21	2,104,900
	500,000		Ecopetrol S.A.	4.125	01/16/25	440,600
	1,100,000		Ecopetrol S.A.	5.375	06/26/26	1,026,436
	800,000		Ecopetrol S.A.	5.875	05/28/45	656,000
	1,150,000	g	Millicom International Cellular S.A.	6.000	03/15/25	945,875
	300,000	g	Pacific Rubiales Energy Corp	5.375	01/26/19	130,500
	1,100,000	g	Pacific Rubiales Energy Corp	5.625	01/19/25	412,500
	1,200,000	g	SUAM Finance BV	4.875	04/17/24	1,236,000
			TOTAL COLOMBIA			6,952,811
312

TIAA-CREF FUNDS - Emerging Markets Debt Fund

PRINCIPAL			ISSUER	RATE	MATURITY DATE	VALUE

CROATIA - 0.7%
	$1,450,000	g	Hrvatska Elektroprivreda	5.875%	10/23/22	$1,461,092
			TOTAL CROATIA			1,461,092

GUATEMALA - 0.5%
	1,300,000	g	Comcel Trust	6.875	02/06/24	1,027,000
			TOTAL GUATEMALA			1,027,000

INDIA - 2.7%
	1,775,000	g	Adani Ports & Special Economic Zone Ltd	3.500	07/29/20	1,761,261
	1,000,000	g	Bharti Airtel International Netherlands BV	5.125	03/11/23	1,060,808
	1,500,000	g	Bharti Airtel Ltd	4.375	06/10/25	1,509,804
	1,300,000	g	Reliance Holdings USA	5.400	02/14/22	1,425,843
			TOTAL INDIA			5,757,716

INDONESIA - 1.7%
	2,100,000	g	Indo Energy Finance II BV	6.375	01/24/23	945,000
	1,000,000	g	Pelabuhan Indonesia II PT	4.250	05/05/25	917,500
	1,130,000	g	Pertamina Persero PT	4.300	05/20/23	1,067,561
	1,000,000	g	Pertamina Persero PT	6.500	05/27/41	931,408
			TOTAL INDONESIA			3,861,469

ISRAEL - 0.5%
	1,000,000	g	Israel Electric Corp Ltd	5.000	11/12/24	1,038,100
			TOTAL ISRAEL			1,038,100

KAZAKHSTAN - 2.0%
	750,000	g	KazMunayGas National Co JSC	4.875	05/07/25	660,000
	3,100,000	g	KazMunayGas National Co JSC	5.750	04/30/43	2,386,231
	1,700,000	g	KazMunayGas National Co JSC	6.000	11/07/44	1,328,584
			TOTAL KAZAKHSTAN			4,374,815

KOREA, REPUBLIC OF - 0.4%
	950,000	g	Hyundai Capital America	2.400	10/30/18	950,229
			TOTAL KOREA, REPUBLIC OF			950,229

MALAYSIA - 1.1%
	3,000,000		1MDB Global Investments Ltd	4.400	03/09/23	2,291,895
			TOTAL MALAYSIA			2,291,895

MEXICO - 6.6%
MXN	25,450,000		America Movil SAB de C.V.	6.450	12/05/22	1,496,696
	$1,075,000	g	Banco Nacional de Comercio Exterior SNC	4.375	10/14/25	1,080,375
	570,000	g	Banco Santander Mexico S.A.	4.125	11/09/22	578,550
	1,150,000	g	BBVA Bancomer S.A.	6.750	09/30/22	1,290,300
	1,300,000	g,i	BBVA Bancomer S.A.	5.350	11/12/29	1,306,500
	1,400,000	g	Cemex Finance LLC	6.000	04/01/24	1,337,000
	1,300,000		Fomento Economico Mexicano SAB de C.V.	2.875	05/10/23	1,220,830
	1,275,000	g	Mexichem SAB de C.V.	5.875	09/17/44	1,139,531
313

TIAA-CREF FUNDS - Emerging Markets Debt Fund

PRINCIPAL		ISSUER	RATE	MATURITY DATE	VALUE

$1,150,000	g	Nacional Financiera SNC	3.375%	11/05/20	$1,151,725
750,000		Pemex Project Funding Master Trust	6.625	06/15/35	737,813
400,000	g	Petroleos Mexicanos	4.250	01/15/25	380,600
1,325,000	g	Petroleos Mexicanos	4.500	01/23/26	1,265,110
1,400,000	g	Sixsigma Networks Mexico S.A. de C.V.	8.250	11/07/21	1,365,000
		TOTAL MEXICO			14,350,030

MOROCCO - 1.1%
1,100,000	g	OCP S.A.	4.500	10/22/25	1,054,845
1,200,000	g	OCP S.A.	6.875	04/25/44	1,248,000
		TOTAL MOROCCO			2,302,845

NIGERIA - 1.0%
2,300,000	g	Zenith Bank plc	6.250	04/22/19	2,109,100
		TOTAL NIGERIA			2,109,100

PANAMA - 0.5%
1,100,000	g	AES Panama SRL	6.000	06/25/22	1,089,000
		TOTAL PANAMA			1,089,000

PERU - 3.0%
1,250,000	g	Banco de Credito del Peru	4.250	04/01/23	1,262,500
2,000,000	g	Corp Lindley S.A.	4.625	04/12/23	1,991,000
1,500,000	g	Transportadora de Gas del Peru S.A.	4.250	04/30/28	1,428,750
1,750,000	g	Union Andina de Cementos SAA	5.875	10/30/21	1,752,187
		TOTAL PERU			6,434,437

RUSSIA - 1.6%
1,100,000	g	Gaz Capital S.A.	6.510	03/07/22	1,144,220
1,450,000	g	Lukoil International Finance BV	3.416	04/24/18	1,413,257
1,100,000	g	Sberbank of Russia Via SB Capital S.A.	6.125	02/07/22	1,128,875
		TOTAL RUSSIA			3,686,352

SOUTH AFRICA - 3.0%
1,100,000		AngloGold Ashanti Holdings plc	5.375	04/15/20	1,056,110
4,200,000	g	Eskom Holdings SOC Ltd	5.750	01/26/21	3,900,918
1,750,000	g	Eskom Holdings SOC Ltd	7.125	02/11/25	1,623,125
		TOTAL SOUTH AFRICA			6,580,153

SRI LANKA - 0.8%
1,800,000	g	National Savings Bank	5.150	09/10/19	1,728,000
		TOTAL SRI LANKA			1,728,000

SWITZERLAND - 0.6%
1,300,000	g	Xstrata Finance Canada Ltd	2.700	10/25/17	1,210,300
		TOTAL SWITZERLAND			1,210,300

TRINIDAD AND TOBAGO - 0.4%
889,583	g	Petroleum Co of Trinidad & Tobago Ltd	6.000	05/08/22	849,997
		TOTAL TRINIDAD AND TOBAGO			849,997
314

TIAA-CREF FUNDS - Emerging Markets Debt Fund

PRINCIPAL			ISSUER	RATE	MATURITY DATE	VALUE

TURKEY - 3.0%
	$1,500,000	g	Akbank TAS	5.125%	03/31/25	$1,429,740
	1,200,000	g	Anadolu Efes Biracilik Ve Malt Sanayii AS.	3.375	11/01/22	1,047,996
	1,200,000	g	Arcelik AS.	5.000	04/03/23	1,123,440
	1,200,000	g	Turk Telekomunikasyon AS.	4.875	06/19/24	1,158,048
	800,000	g	Turkiye Garanti Bankasi AS.	4.750	10/17/19	805,958
	1,200,000	g,i	Turkiye Vakiflar Bankasi Tao	6.875	02/03/25	1,163,578
			TOTAL TURKEY			6,728,760

UKRAINE - 0.4%
	1,100,000	g	MHP S.A.	8.250	04/02/20	949,080
			TOTAL UKRAINE			949,080

UNITED KINGDOM - 0.4%
	775,000	g	Sable International Finance Ltd	6.875	08/01/22	790,500
			TOTAL UNITED KINGDOM			790,500

UNITED STATES - 0.5%
	1,200,000		Freeport-McMoRan, Inc	4.550	11/14/24	960,000
			TOTAL UNITED STATES			960,000

VENEZUELA - 0.5%
	3,175,000		Petroleos de Venezuela S.A.	5.375	04/12/27	1,103,312
			TOTAL VENEZUELA			1,103,312

			TOTAL CORPORATE BONDS			97,528,520
			(Cost $104,510,737)

GOVERNMENT BONDS - 51.4%

ANGOLA - 0.9%
	2,000,000		Republic of Angola Via Northern Lights III BV	7.000	08/16/19	1,945,000
			TOTAL ANGOLA			1,945,000

ARGENTINA - 0.7%
	1,500,000	g	Provincia de Buenos Aires	9.950	06/09/21	1,545,000
			TOTAL ARGENTINA			1,545,000

BRAZIL - 2.3%
	1,746,297	g	Brazil Loan Trust	5.477	07/24/23	1,571,667
	1,400,000	g	Brazil Minas SPE via State of Minas Gerais	5.333	02/15/28	1,139,250
BRL	4,200,000		Brazil Notas do Tesouro Nacional Serie F	10.000	01/01/21	881,659
	$1,900,000		Brazilian Government International Bond	5.000	01/27/45	1,425,000
			TOTAL BRAZIL			5,017,576

COLOMBIA - 0.8%
	1,750,000		Colombia Government International Bond	4.000	02/26/24	1,716,750
			TOTAL COLOMBIA			1,716,750
315

TIAA-CREF FUNDS - Emerging Markets Debt Fund

PRINCIPAL			ISSUER	RATE	MATURITY DATE	VALUE

COSTA RICA - 1.1%
	$2,500,000	g	Costa Rica Government International Bond	7.158%	03/12/45	$2,250,000
			TOTAL COSTA RICA			2,250,000

CROATIA - 2.0%
	750,000	g	Croatia Government International Bond	6.750	11/05/19	815,860
	1,915,000	g	Croatia Government International Bond	6.375	03/24/21	2,061,019
	1,375,000	g	Croatia Government International Bond	5.500	04/04/23	1,416,250
			TOTAL CROATIA			4,293,129

DOMINICAN REPUBLIC - 2.6%
DOP	15,000,000	g	Dominican Republic Central Bank Notes	10.000	02/24/17	330,281
	65,000,000	g	Dominican Republic International Bond	16.000	02/10/17	1,542,977
	49,250,000	g	Dominican Republic International Bond	14.000	05/12/17	1,146,093
	$1,225,000	g	Dominican Republic International Bond	5.500	01/27/25	1,211,525
	1,250,000	g	Dominican Republic International Bond	7.450	04/30/44	1,318,750
			TOTAL DOMINICAN REPUBLIC			5,549,626

ECUADOR - 0.9%
	2,200,000	g	Ecuador Government International Bond	10.500	03/24/20	1,826,000
			TOTAL ECUADOR			1,826,000

EGYPT - 0.7%
	1,625,000	g	Egypt Government International Bond	5.875	06/11/25	1,519,375
			TOTAL EGYPT			1,519,375

EL SALVADOR - 1.0%
	2,300,000	g	El Salvador Government International Bond	7.650	06/15/35	2,084,375
			TOTAL EL SALVADOR			2,084,375

GABON - 0.5%
	1,275,000	g	Gabonese Republic	6.950	06/16/25	1,113,904
			TOTAL GABON			1,113,904

GHANA - 0.9%
	2,200,000	g	Republic of Ghana	8.125	01/18/26	1,868,350
			TOTAL GHANA			1,868,350

GREECE - 0.5%
EUR	958,000	g	Hellenic Republic Government Bond	4.750	04/17/19	962,974
			TOTAL GREECE			962,974

GUATEMALA - 1.1%
	$925,000	g	Guatemala Government Bond	5.750	06/06/22	980,500
	1,325,000	g	Guatemala Government Bond	4.875	02/13/28	1,291,875
			TOTAL GUATEMALA			2,272,375
316

TIAA-CREF FUNDS - Emerging Markets Debt Fund

PRINCIPAL			ISSUER	RATE	MATURITY DATE	VALUE

HUNGARY - 3.0%
	$3,870,000		Hungary Government International Bond	5.750%	11/22/23	$4,358,587
	1,635,000		Hungary Government International Bond	7.625	03/29/41	2,229,551
			TOTAL HUNGARY			6,588,138

INDONESIA - 1.7%
	2,355,000	g	Indonesia Government International Bond	3.375	04/15/23	2,243,886
	1,600,000	g	Indonesia Government International Bond	5.125	01/15/45	1,500,392
			TOTAL INDONESIA			3,744,278

JAMAICA - 1.5%
	1,000,000		Jamaica Government International Bond	6.750	04/28/28	1,017,500
	2,100,000		Jamaica Government International Bond	7.875	07/28/45	2,121,000
			TOTAL JAMAICA			3,138,500

KAZAKHSTAN - 0.9%
	900,000	g	Kazakhstan Government International Bond	5.125	07/21/25	895,072
	1,000,000	g	Kazakhstan Government International Bond	6.500	07/21/45	975,700
			TOTAL KAZAKHSTAN			1,870,772

MEXICO - 1.0%
MXN	32,540,000		Mexican Bonos	6.500	06/09/22	2,060,931
			TOTAL MEXICO			2,060,931

MOROCCO - 0.9%
	1,950,000	g	Morocco Government International Bond	4.250	12/11/22	1,963,650
			TOTAL MOROCCO			1,963,650

NAMIBIA - 1.0%
	2,225,000	g	Namibia International Bonds	5.250	10/29/25	2,202,750
			TOTAL NAMIBIA			2,202,750

NIGERIA - 0.9%
	2,045,000	g	Nigeria Government International Bond	6.375	07/12/23	1,922,300
			TOTAL NIGERIA			1,922,300

PAKISTAN - 1.4%
	1,100,000	g	Pakistan Government International Bond	7.250	04/15/19	1,142,900
	1,900,000	g	Pakistan Government International Bond	8.250	09/30/25	2,028,790
			TOTAL PAKISTAN			3,171,690

PANAMA - 0.9%
	2,000,000		Panama Government International Bond	3.750	03/16/25	1,980,000
			TOTAL PANAMA			1,980,000

PARAGUAY - 0.9%
	500,000	g	Republic of Paraguay	4.625	01/25/23	505,000
	1,400,000	g	Republic of Paraguay	6.100	08/11/44	1,421,000
			TOTAL PARAGUAY			1,926,000
317

TIAA-CREF FUNDS - Emerging Markets Debt Fund

PRINCIPAL			ISSUER	RATE	MATURITY DATE	VALUE

PERU - 0.4%
	$900,000		Peruvian Government International Bond	4.125%	08/25/27	$904,500
			TOTAL PERU			904,500

PHILIPPINES - 0.8%
PHP	72,000,000		Philippine Government International Bond	6.250	01/14/36	1,707,732
			TOTAL PHILIPPINES			1,707,732

REPUBLIC OF SERBIA - 1.4%
	$1,875,000	g	Republic of Serbia	5.875	12/03/18	1,990,537
	925,000	g	Republic of Serbia	7.250	09/28/21	1,057,182
			TOTAL REPUBLIC OF SERBIA			3,047,719

RUSSIA - 3.3%
	1,100,000	g	Russian Foreign Bond - Eurobond	5.000	04/29/20	1,156,375
	4,570,000	g	Russian Foreign Bond - Eurobond	4.875	09/16/23	4,724,009
	1,020,425	g,i	Russian Foreign Bond - Eurobond (Step Bond)	7.500	03/31/30	1,213,651
			TOTAL RUSSIA			7,094,035

SLOVENIA - 0.8%
	1,475,000	g	Slovenia Government International Bond	5.500	10/26/22	1,669,196
			TOTAL SLOVENIA			1,669,196

SOUTH AFRICA - 2.3%
ZAR	16,000,000		South Africa Government Bond	8.000	12/21/18	1,175,056
	$450,000		South Africa Government International Bond	5.500	03/09/20	483,750
	800,000		South Africa Government International Bond	4.665	01/17/24	808,000
	1,000,000		South Africa Government International Bond	5.875	09/16/25	1,086,750
	615,000		South Africa Government International Bond	6.250	03/08/41	683,419
	775,000		South Africa Government International Bond	5.375	07/24/44	759,500
			TOTAL SOUTH AFRICA			4,996,475

SRI LANKA - 0.9%
	1,850,000	g	Sri Lanka Government International Bond	6.850	11/03/25	1,838,438
			TOTAL SRI LANKA			1,838,438

SUPRANATIONAL - 0.6%
INR	87,350,000		European Bank for Reconstruction & Development	6.000	03/03/16	1,333,035
			TOTAL SUPRANATIONAL			1,333,035

TUNISIA - 1.5%
	$1,900,000	g	Banque Centrale de Tunisie S.A.	5.750	01/30/25	1,781,554
	1,250,000		Banque Centrale de Tunisie S.A.	8.250	09/19/27	1,404,900
			TOTAL TUNISIA			3,186,454

TURKEY - 3.8%
	800,000		Republic of Turkey	6.000	01/14/41	840,960
318

TIAA-CREF FUNDS - Emerging Markets Debt Fund

PRINCIPAL			ISSUER	RATE	MATURITY DATE	VALUE

TRY	3,117,500		Turkey Government Bond	8.200%	11/16/16	$1,049,539
	2,905,000		Turkey Government Bond	7.100	03/08/23	864,904
	$1,050,000		Turkey Government International Bond	6.750	04/03/18	1,141,875
	525,000		Turkey Government International Bond	7.500	11/07/19	601,361
	1,360,000		Turkey Government International Bond	5.625	03/30/21	1,462,000
	1,200,000		Turkey Government International Bond	5.125	03/25/22	1,255,083
	710,000		Turkey Government International Bond	8.000	02/14/34	908,800
			TOTAL TURKEY			8,124,522

UKRAINE - 0.9%
	2,600,000	g	Ukraine Government International Bond	9.250	07/24/17	2,034,500
			TOTAL UKRAINE			2,034,500

URUGUAY - 2.1%
	2,550,000		Uruguay Government International Bond	4.375	10/27/27	2,530,875
	2,200,000		Uruguay Government International Bond	5.100	06/18/50	1,974,500
			TOTAL URUGUAY			4,505,375

VENEZUELA - 1.1%
	525,000		Venezuela Government International Bond	5.750	02/26/16	477,750
	2,230,000		Venezuela Government International Bond	7.750	10/13/19	880,850
	1,400,000		Venezuela Government International Bond	11.750	10/21/26	619,500
	900,000		Venezuela Government International Bond	9.250	05/07/28	353,250
			TOTAL VENEZUELA			2,331,350

VIETNAM - 0.6%
	1,325,000	g	Vietnam Government International Bond	4.800	11/19/24	1,300,640
			TOTAL VIETNAM			1,300,640

ZAMBIA - 0.8%
	1,850,000	g	Republic of Zambia	5.375	09/20/22	1,369,000
	550,000	g	Zambia Government International Bond	8.970	07/30/27	460,625
			TOTAL ZAMBIA			1,829,625

			TOTAL GOVERNMENT BONDS			110,437,039
			(Cost $115,267,857)

			TOTAL BONDS			207,965,559
			(Cost $219,778,594)

			TOTAL INVESTMENTS - 96.8%			207,965,559
			(Cost $219,778,594)
			OTHER ASSETS & LIABILITIES, NET - 3.2%			6,894,785
			NET ASSETS - 100.0%			$214,860,344
319

TIAA-CREF FUNDS - Emerging Markets Debt Fund

Abbreviation(s):

BRL	Brazil Real
DOP	Dominican Peso
EUR	Euro Dollar
INR	India Rupee
MXN	Mexico Peso
PHP	Philippines Peso
TRY	Turkey Lira
ZAR	South Africa Rand

g	Security is exempt from registration under Rule 144(A) of the Securities Act of 1933 and may be resold in transactions exempt from registration to qualified institutional buyers.
At 10/31/2015, the aggregate value of these securities amounted to $147,865,236 or 68.8% of net assets.
i	Floating or variable rate security. Coupon rate reflects the rate at period end.
320

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of the TIAA-CREF Funds:

In our opinion, the accompanying statements of assets and liabilities, including the summary portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights (included in Item 1 of this Form N-CSR) and the schedules of investments (included in Item 6 of this Form N-CSR) present fairly, in all material respects, the financial position of the Enhanced Large-Cap Growth Index Fund, Enhanced Large-Cap Value Index Fund, Growth & Income Fund, Large-Cap Growth Fund, Large-Cap Value Fund, Mid-Cap Growth Fund, Mid-Cap Value Fund, Small-Cap Equity Fund, Social Choice Equity Fund, Social Choice Low Carbon Equity Fund, Emerging Markets Equity Fund, Enhanced International Equity Index Fund, Global Natural Resources Fund, International Equity Fund, International Opportunities Fund, Social Choice International Equity Fund, Equity Index Fund, Large-Cap Growth Index Fund, Large-Cap Value Index Fund, S&P 500 Index Fund, Small-Cap Blend Index Fund, Emerging Markets Equity Index Fund, International Equity Index Fund, and Emerging Markets Debt Fund (twenty-four of the portfolios constituting the TIAA-CREF Funds, hereinafter referred to as the "Funds") at October 31, 2015, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements, financial highlights, and schedules of investments (hereafter referred to as "financial statements") are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Baltimore, Maryland

December 17, 2015

321

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a) An evaluation was performed within 90 days of the filing date of the report under the supervision of the Registrant’s management, including the principal executive officer and principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on that evaluation, the Registrant’s management, including the principal executive officer and principal financial officer, concluded that the Registrant’s disclosure controls and procedures were effective for this annual reporting period.

(b) There were no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s annual period covered by this report that materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

12(a)(1) Copy of current SOX code of ethics for Senior Financial Officers

12(a)(2)(i) Section 302 certification of the principal executive officer

12(a)(2)(ii) Section 302 certification of the principal financial officer

12(b) Section 906 certification of principal executive officer and principal financial officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TIAA-CREF FUNDS

Dated: December 14, 2015	By:	/s/Robert G. Leary
Robert G. Leary
President and Principal Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

Dated: December 14, 2015	By:	/s/Robert G. Leary
Robert G. Leary
President and Principal Executive Officer
(principal executive officer)

Dated: December 14, 2015	By:	/s/Phillip G. Goff
Phillip G. Goff
Principal Financial Officer, Principal Accounting
Officer and Treasurer
(principal financial officer)

EXHIBIT INDEX

Item 12. Exhibits.

12(a)(1) Copy of current SOX code of ethics for Senior Financial Officers

12(a)(2)(i) Section 302 certification of the principal executive officer

12(a)(2)(ii) Section 302 certification of the principal financial officer

12(b) Section 906 certification of principal executive officer and principal financial officer